UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7704
Schwab Capital Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)           (Zip code)
Randall W. Merk
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2009

Item 1: Report(s) to Shareholders.

Annual report dated October 31, 2009 enclosed.

Schwab MarketTrack Portfolios ®

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

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This supplement is not part of the shareholder report.

SCHWAB CAPITAL TRUST
(the “Trust”)

SCHWAB MARKETTRACK PORTFOLIOS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
(the “Portfolios”)

Supplement dated November 11, 2009 to the
Prospectus dated February 28, 2009,
as supplemented July 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Portfolios seek to maintain a defined mix of asset classes over time by investing mainly in a combination of other Schwab Funds, mainly index funds. With respect to the portion of the Portfolios’ assets that were allocated to the large-cap segment of the stock market, the Portfolios invested in the Schwab Institutional Select S&P 500 Fund. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund was reorganized into the Schwab S&P 500 Index Fund, a separate series of the Trust. Effective September 10, 2009, the Portfolios no longer invest in the Schwab Institutional Select S&P 500 Fund; instead, the portion of the Portfolios’ assets that are allocated to the large-cap segment of the stock market are invested in the Schwab S&P 500 Index Fund. The Schwab Institutional Select S&P 500 Fund and the Schwab S&P 500 Index Fund have substantially similar investment objectives and each Fund pursues its investment objective by investing primarily in stocks that are included in the S&P 500 Index.

Accordingly, the following changes are made to the “Asset Allocation” Sub-Section of each Portfolio’s “Strategy” Section:

•	The reference to the Schwab Institutional Select S&P 500 Fund as the Portfolio’s underlying fund that focuses on the large-cap segment of the stock market is deleted and replaced with the Schwab S&P 500 Index Fund.

Please retain this supplement for future reference

Charles Schwab & Co., Inc. Member SIPC
REG52514 — 00 (11/09) ©2009 All Rights Reserved

Schwab MarketTrack Portfolios ®

Annual Report
October 31, 2009

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

This page is intentionally left blank.

Four portfolios that combine the power of
indexing with the benefits of asset allocation.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab MarketTrack All Equity Portfoliotm (Ticker Symbol: SWEGX)	13.54%

Benchmark: All Equity Composite Index	15.72%
Fund Category: Morningstar Large-Cap Blend	11.75%

Performance Details	pages 6-7

Schwab MarketTrack Growth Portfoliotm

Investor Shares (Ticker Symbol: SWHGX)	12.95%
P Shares (Ticker Symbol: SWPGX)	13.09%
Benchmark: Growth Composite Index	14.44%
Fund Category: Morningstar Large-Cap Blend	11.75%

Performance Details	pages 8-9

Schwab MarketTrack Balanced Portfoliotm (Ticker Symbol: SWBGX)	12.41%

Benchmark: Balanced Composite Index	14.47%
Fund Category: Morningstar Moderate Allocation	15.71%

Performance Details	pages 10-11

Schwab MarketTrack Conservative Portfoliotm (Ticker Symbol: SWCGX)	11.82%*

Benchmark: Conservative Composite Index	14.25%
Fund Category: Morningstar Conservative Allocation	15.81%

Performance Details	pages 12-13

Minimum Initial Investment[1]

Investor Shares	$ 100
P Shares	$100,000

The All Equity Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index. The index is maintained by Charles Schwab Investment Management, Inc.

The Growth Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

The Balanced Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

The Conservative Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index, 55% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

Source for category information: Morningstar, Inc.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.

[1]	Please see prospectus for further details and eligibility requirements.

2 Schwab MarketTrack Portfolios

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, volatile prices throughout the global financial marketplace and a recessionary economy have been among the numerous challenges affecting investment conditions and investor sentiment. While portfolios may still be below peak values reached in 2007, many have recovered substantially from lows touched as markets dropped in 2008 and early 2009. In particular, prices of many equity and fixed income securities declined precipitously toward the end of 2008 and the beginning of 2009. Since March of 2009, however, improvements in the financial markets and diminished concern over the depth and duration of the economic recession led to a broad-market recovery, with the prices of many equity securities rebounding from earlier lows.

During the reporting period, we made a number of improvements to the Schwab Funds family of mutual funds making it cheaper and easier for our clients to invest in Schwab Funds. On May 5, 2009, we lowered expenses on Schwab Equity Index Funds and consolidated share classes for Schwab equity and bond funds. Each Schwab equity and bond fund now offers one low fund expense to investors regardless of how much they invest, with a low $100 minimum investment. Our goal is to make investing easier and more affordable for our clients and the advisors who serve them.

For information on the investment environment and the performance of individual funds contained in this book, please see the fund managers’ discussion and analysis in the following pages of this report.

If you have any questions about Schwab Funds, we are always available at 1-800-435-4000, while additional resources may be found on Schwab.com

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab MarketTrack Portfolios 3

The Investment Environment

Investment conditions in the global financial market improved markedly in the second half of the reporting period, from the end of March through October, as concern over the economic recession and financial crisis ebbed. The first four months of the period, from November through February, were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount swift recoveries. Since March of 2009, however, both domestic and international markets experienced recovery, which helped to reduce earlier losses and produce positive 12-month returns in many cases. On the fixed income side, yields remained low on government backed securities, but leading broad market municipal and taxable bond indices were positive for the period.

Major economic indicators, such as Gross Domestic Product (GDP) and unemployment, continued to demonstrate that a consistent recovery has yet to materialize across many measures of the economy. GDP—the output of goods and services produced by labor and property located in the United States—rose 2.8% in the third quarter of 2009, after declining 0.7% in the prior quarter. The third quarter GDP gain was primarily attributable to increases in personal consumption expenditures, exports, private inventory investment, and government spending, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November of 2008 to 10.2% in October of 2009. Sales of existing homes were a bright spot toward the end of the period, rising 9.4% in September, fueled by tax credits for new home buyers and favorable prices.

The returns of the S&P 500 Index, which is usually seen as a bellwether for financial markets, were positive. For the 12-month reporting period ending October 31, 2009, the S&P 500 Index returned 9.80%. In the index, Information Technology was the strongest performing sector, followed by Consumer Discretionary and Materials. Financials was the weakest sector, followed by Utilities and Industrials. In general, large-cap stocks outperformed small-cap as evidenced by the Russell 1000 Index, which returned 11.20%, compared with the Russell 2000 Index, which returned 6.46%. Looking at the broad market, growth outperformed value; the Russell 3000 Growth Index returned 17.04%, while the Russell 3000 Value Index returned 4.56%. Internationally, the MSCI EAFE Index returned 28.41%, while the MSCI Emerging Markets Index (Net)* returned 64.13%.

On the fixed income side, yields were low throughout the period for U.S. Treasury securities, especially those with the shortest maturities. The Barclays Capital U.S. Short Treasury: 9-12 Months returned 1.75%. The broad taxable bond market fared better, benefiting from price recovery on mortgage-backed securities and other assets that were out of favor with investors during the darkest moments of the financial crisis; the Barclays Capital U.S. Aggregate Bond Index returned 13.79%. Returns were also positive in the tax free bond market—the Barclays Capital General Muni Bond Index returned 13.60%. The Federal Open Market Committee reaffirmed on November 4, 2009 that it would continue to hold interest rates at a target range of 0 to 0.25%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

9.80%	S&P 500® Index: measures U.S. large-cap stocks

6.46%	Russell 2000® Index: measures U.S. small-cap stocks

28.41%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

13.79%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.21%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

*The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

4 Schwab MarketTrack Portfolios

Portfolio Management

Jeffrey Mortimer, CFA, Chief Investment officer, Charles Schwab Investment Management, Inc., is responsible for the overall management of the portfolios. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Daniel Kern, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the portfolios. He was appointed portfolio manager in 2008. Prior to joining the firm in 2003, he worked for more than 13 years in the investment management industry, with more than 6 of those years spent in portfolio management.

Caroline Lee, a managing director and portfolio manager of the investment adviser, co-manages the portfolios. Prior to joining the firm in November 2005, she worked in asset management for over 4 years overseeing subadvisor relationships in the pension group of a major corporation. She has also had 3 years of previous experience in investment management at another financial services firm.

Schwab MarketTrack Portfolios 5

Schwab MarketTrack All Equity Portfoliotm

The Schwab MarketTrack Portfolios incorporate a mix of different asset classes, and each invests mainly in a combination of other Schwab Funds most of which are managed using indexing strategies. Each portfolio pursues a different investment goal. Accordingly, portfolio returns over a given period will reflect a blend of returns of the underlying asset classes, and will depend on their relative weightings in each portfolio.

The Schwab MarketTrack All Equity Portfolio returned 13.54% during the period, compared to the benchmark All Equity Composite Index, which returned 15.72%. The portfolio focuses on long-term stock growth, while remaining close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap stocks. On a total return basis, international equity securities were strong performers during the period. In general, prices on equity securities improved markedly during the period as both the domestic and international markets improved from March 2009 through October 2009. The portfolio’s underperformance relative to the benchmark (composed of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index) was primarily driven by the Schwab International Index Fund, which lagged the MSCI EAFE Index. Returns for the Schwab S&P 500 Index Fund also detracted slightly from performance when compared to the Dow Jones U.S. Total Stock Market Index. The Schwab Small-Cap Index Fund added value as it outperformed the Dow Jones U.S. Total Stock Market Index.

As of 10/31/09:

 Statistics

Number of Holdings	4
Weighted Average Market

Cap ($ x 1,000,000)	$53,770

Price/Earnings Ratio (P/E)	55.1

Price/Book Ratio (P/B)	2.0

Portfolio Turnover Rate	10%

 Asset Class Weightings % of Investments

Large-Cap Stocks	45.1%

International Stocks	30.2%

Small-Cap Stocks	24.6%

Short-Term Investments	0.1%

Total	100.0%

 Top Holdings % Net Assets1

Schwab S&P 500 Index Fund	45.2%

Schwab International Index Fund	30.2%

Schwab Small-Cap Index Fund	24.6%

Total	100.0%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab MarketTrack Portfolios

 Schwab MarketTrack All Equity Portfoliotm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack All Equity Portfoliotm (5/19/98)	13.54%	1.67%	0.65%
Benchmark: All Equity Composite Index	15.72%	2.25%	0.67%
Fund Category: Morningstar Large-Cap Blend	11.75%	0.45%	-0.10%

Portfolio Expense Ratios3: Net 0.64%; Gross 0.68%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The All Equity Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index. The index is maintained by Charles Schwab Investment Management, Inc.

[2]	Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the Portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.14%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the portfolio based on a ten-factor model for value and growth characteristics. The portfolio’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the portfolio’s holdings as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab MarketTrack Portfolios 7

Schwab MarketTrack Growth Portfoliotm

The Schwab MarketTrack Portfolios incorporate a mix of different asset classes, and each invests mainly in a combination of other Schwab Funds most of which are managed using indexing strategies. Each portfolio pursues a different investment goal. Accordingly, portfolio returns over a given period will reflect a blend of returns of the underlying asset classes, and will depend on their relative weightings in each portfolio.

The Schwab MarketTrack Growth Portfolio returned 12.95% during the period, compared to the benchmark Growth Composite Index, which returned 14.44%. The portfolio focuses on stock investments, while including some bonds and cash investments, remaining close to the target allocations of 80% stocks, 15% bonds, and 5% cash. On a total return basis, international equity securities were strong performers during the period. In general, prices on equity securities improved markedly during the period as both the domestic and international markets improved from March 2009 through October 2009. The portfolio’s underperformance relative to the benchmark (composed of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index, and 5% Morningstar 3 Month T-Bill Index) was primarily driven by the Schwab International Index Fund, which lagged the MSCI EAFE Index, and the Schwab Total Bond Market Fund, which lagged the Barclays Capital U.S. Aggregate Bond Index. Returns for the Schwab S&P 500 Index Fund also detracted slightly from performance when compared to the Dow Jones U.S. Total Stock Market Index. The Schwab Small-Cap Index Fund added value as it outperformed the Dow Jones U.S. Total Stock Market Index.

As of 10/31/09:

 Statistics

Number of Holdings	6
Weighted Average Market

Cap ($ x 1,000,000)	$54,718

Price/Earnings Ratio (P/E)	59.7

Price/Book Ratio (P/B)	2.0

Portfolio Turnover Rate	23%

 Asset Class Weightings % of Investments

Large-Cap Stocks	40.2%

International Stocks	20.0%

Small-Cap Stocks	19.5%

Bonds	15.4%

Short-Term Investments	4.9%

Total	100.0%

 Top Holdings % Net Assets1

Schwab S&P 500 Index Fund	40.2%

Schwab International Index Fund	20.0%

Schwab Small-Cap Index Fund	19.6%

Schwab Total Bond Market Fund	15.4%
Schwab Value Advantage Money

Fund, Institutional Shares	3.9%

Total	99.1%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab MarketTrack Portfolios

 Schwab MarketTrack Growth Portfoliotm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

April 6, 2006 – October 31, 2009
Performance of a Hypothetical
$100,000 Investment in P Shares1

 Average Annual Total Returns1,2

Portfolio Class and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (11/20/95)	12.95%	1.98%	1.58%	5.47%
P Shares (4/6/06)	13.09%	n/a	n/a	-2.47%
Benchmark: Growth Composite Index	14.44%	2.77%	1.77%	(11/20/95) 5.92%
				(4/6/06) -1.77%
Fund Category: Morningstar Large-Cap Blend	11.75%	0.45%	-0.10%	(11/20/95) 5.53%
				(4/6/06) -4.64%

Portfolio Expense Ratios3: Investor Shares: Net 0.69%; Gross 0.72% / P Shares: Net 0.54%; Gross 0.57%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The Growth Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index, 15% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

[2]	Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the Portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.19%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the portfolio based on a ten-factor model for value and growth characteristics. The portfolio’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the portfolio’s holdings as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab MarketTrack Portfolios 9

Schwab MarketTrack Balanced Portfoliotm

The Schwab MarketTrack Portfolios incorporate a mix of different asset classes, and each invests mainly in a combination of other Schwab Funds most of which are managed using indexing strategies. Each portfolio pursues a different investment goal. Accordingly, portfolio returns over a given period will reflect a blend of returns of the underlying asset classes, and will depend on their relative weightings in each portfolio.

The Schwab MarketTrack Balanced Portfolio returned 12.41%, compared to the benchmark Balanced Composite Index, which returned 14.47%. The portfolio focuses on both stock and bond investments, while remaining close to the target allocations of 60% stocks, 35% bonds, and 5% cash. On a total return basis, international equity securities were strong performers during the period. In general, prices on equity securities improved markedly during the period as both the domestic and international markets improved from March 2009 through October 2009. The portfolio’s underperformance relative to the benchmark (composed of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index, and 5% Morningstar 3 Month T-Bill Index) was primarily driven by the Schwab International Index Fund, which lagged the MSCI EAFE Index, and the Schwab Total Bond Market Fund, which lagged the Barclays Capital U.S. Aggregate Bond Index. Returns for the Schwab S&P 500 Index Fund also detracted slightly from performance when compared to the Dow Jones U.S. Total Stock Market Index. The Schwab Small-Cap Index Fund added value as it outperformed the Dow Jones U.S. Total Stock Market Index.

As of 10/31/09:

 Statistics

Number of Holdings	6
Weighted Average Market

Cap ($ x 1,000,000)	$54,361

Price/Earnings Ratio (P/E)	59.2

Price/Book Ratio (P/B)	2.0

Portfolio Turnover Rate	30%

 Asset Class Weightings % of Investments

Bonds	36.0%

Large-Cap Stocks	29.8%

Small-Cap Stocks	14.9%

International Stocks	14.9%

Short-Term Investments	4.4%

Total	100.0%

 Top Holdings % Net Assets1

Schwab Total Bond Market Fund	35.8%

Schwab S&P 500 Index Fund	29.6%

Schwab Small-Cap Index Fund	14.8%

Schwab International Index Fund	14.8%
Schwab Value Advantage Money

Fund, Institutional Shares	3.4%

Total	98.4%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab MarketTrack Portfolios

 Schwab MarketTrack Balanced Portfoliotm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Balanced Portfoliotm (11/20/95)	12.41%	2.20%	2.45%
Benchmark: Balanced Composite Index	14.47%	3.48%	3.03%
Fund Category: Morningstar Moderate Allocation	15.71%	2.07%	2.50%

Portfolio Expense Ratios3: Net 0.77%; Gross 0.78%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	The Balanced Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index, 35% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

[2]	Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the Portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.27%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 11

Schwab MarketTrack Conservative Portfoliotm

The Schwab MarketTrack Portfolios incorporate a mix of different asset classes, and each invests mainly in a combination of other Schwab Funds most of which are managed using indexing strategies. Each portfolio pursues a different investment goal. Accordingly, portfolio returns over a given period will reflect a blend of returns of the underlying asset classes, and will depend on their relative weightings in each portfolio.

The Schwab MarketTrack Conservative Portfolio returned 11.82% during the period, compared to the benchmark Conservative Composite Index, which returned 14.25%. The portfolio focuses on bond investments, but also includes equity investments, remaining close to the target allocations of 55% bonds, 40% stocks, and 5% cash. On a total return basis, international equity securities were strong performers during the period. In general, prices on equity securities improved markedly during the period as both the domestic and international markets improved from March 2009 through October 2009. The portfolio’s underperformance relative to the benchmark (composed of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index, 55% Barclays Capital U.S. Aggregate Bond Index, and 5% Morningstar 3 Month T-Bill Index) was primarily driven by the Schwab International Index Fund, which lagged the MSCI EAFE Index, and the Schwab Total Bond Market Fund, which lagged the Barclays Capital U.S. Aggregate Bond Index. Returns for the Schwab S&P 500 Index Fund also detracted slightly from performance when compared to the Dow Jones U.S. Total Stock Market Index. The Schwab Small-Cap Index Fund added value as it outperformed the Dow Jones U.S. Total Stock Market Index.

As of 10/31/09:

 Statistics

Number of Holdings	6
Weighted Average Market

Cap ($ x 1,000,000)	$54,494

Price/Earnings Ratio (P/E)	59.3

Price/Book Ratio (P/B)	2.0

Portfolio Turnover Rate	25%

 Asset Class Weightings % of Investments

Bonds	56.0%

Large-Cap Stocks	19.8%

International Stocks	9.9%

Small-Cap Stocks	9.8%

Short-Term Investments	4.5%

Total	100.0%

 Top Holdings % Net Assets1

Schwab Total Bond Market Fund	55.9%

Schwab S&P 500 Index Fund	19.7%

Schwab International Index Fund	9.9%

Schwab Small-Cap Index Fund	9.8%
Schwab Value Advantage Money

Fund, Institutional Shares	4.3%

Citibank, London Time Deposit	0.2%

Total	99.8%

Manager views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab MarketTrack Portfolios

 Schwab MarketTrack Conservative Portfoliotm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Conservative Portfoliotm (11/20/95)	11.82%*	2.33%	3.23%
Benchmark: Conservative Composite Index	14.25%	4.09%	4.18%
Fund Category: Morningstar Conservative Allocation	15.81%	2.70%	3.18%

Portfolio Expense Ratios3: Net 0.86%; Gross 0.90%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.

[1]	The Conservative Composite Index is based on a comparable portfolio asset allocation and calculated using the following portion allocations: 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index, 55% Barclays Capital U.S. Aggregate Bond Index, and 5% Barclays Capital U.S. Treasury Bills: 1-3 Months Index. The index is maintained by Charles Schwab Investment Management, Inc.

[2]	Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the Portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.36%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab MarketTrack Portfolios 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning May 1, 2009 and held through October 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/09	at 10/31/09	5/1/09–10/3109

Schwab MarketTrack All Equity Portfoliotm
Actual Return	0.50%	$1,000	$1,226.00	$2.81
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55

Schwab MarketTrack Growth Portfoliotm
Investor Shares
Actual Return	0.50%	$1,000	$1,184.50	$2.75
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55
P Shares
Actual Return	0.35%	$1,000	$1,185.50	$1.93
Hypothetical 5% Return	0.35%	$1,000	$1,023.44	$1.79

Schwab MarketTrack Balanced Portfoliotm
Actual Return	0.50%	$1,000	$1,151.40	$2.71
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55

Schwab MarketTrack Conservative Portfoliotm
Actual Return	0.50%	$1,000	$1,117.10	$2.67
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights; does not include expenses of underlying funds in which the portfolios invest.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

14 Schwab MarketTrack Portfolios

Schwab MarketTrack All Equity Portfoliotm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	9.44	15.58	13.63	11.55	10.44

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.20	0.21	0.11	0.12
Net realized and unrealized gains (losses)	0.83	(6.11)	2.01	2.10	1.11

Total from investment operations	1.13	(5.91)	2.22	2.21	1.23
Less distributions:
Distributions from net investment income	(0.23)	(0.22)	(0.27)	(0.13)	(0.12)
Distributions from net realized gains	(0.52)	(0.01)	—	—	—

Total distributions	(0.75)	(0.23)	(0.27)	(0.13)	(0.12)

Net asset value at end of period	9.82	9.44	15.58	13.63	11.55

Total return (%)	13.54	(38.46)	16.55	19.31	11.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.67	0.73	0.72	0.74	0.75
Net investment income (loss)	3.46	1.46	1.24	0.89	1.07
Portfolio turnover rate	10	10	0 [2]	8	49
Net assets, end of period ($ x 1,000,000)	461	429	682	527	463

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.
2 Less than 1%.

See financial notes 15

 Schwab MarketTrack All Equity Portfolio

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

100.0%		Other Investment Companies	494,223	460,832
0.1%		Short-Term Investment	572	572

100.1%		Total Investments	494,795	461,404
(0	.1)%	Other Assets and Liabilities, Net		(450)

100.0%		Total Net Assets		460,954

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 100.0% of net assets

Equity Funds 100.0%
Schwab International Index Fund (a)	8,562,505	139,226
Schwab S&P 500 Index Fund (a)	12,790,339	208,227
Schwab Small-Cap Index Fund (a)	7,488,666	113,379

Total Other Investment Companies (Cost $494,223)		460,832

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.1% of net assets

Commercial Paper & Other Obligations 0.1%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	572	572

Total Short-Term Investment (Cost $572)		572

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $520,324 and the unrealized appreciation and depreciation were $0 and ($58,920), respectively, with a net unrealized depreciation of ($58,920).

(a)	Issuer is affiliated with the fund’s adviser.

16 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $494,223)		$460,832
Investments in unaffiliated issuers, at value (cost $572)	+	572

Total investments, at value (cost $494,795)		461,404
Receivables:
Fund shares sold		278
Prepaid expenses	+	7

Total assets		461,689

Liabilities
Payables:
Investment adviser and administrator fees		49
Shareholder services fees to affiliate		6
Fund shares redeemed		611
Accrued expenses	+	69

Total liabilities		735

Net Assets
Total assets		461,689
Total liabilities	−	735

Net assets		$460,954
Net Assets by Source
Capital received from investors		555,883
Net investment income not yet distributed		567
Net realized capital losses		(62,105)
Net unrealized capital losses		(33,391)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$460,954		46,940		$9.82

See financial notes 17

 Schwab MarketTrack All Equity Portfolio

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$15,936
Interest	+	2

Total investment income		15,938

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds		(27,611)
Net realized gains on unaffiliated investments		1
Net realized losses on futures contracts	+	(1,333)

Net realized losses		(28,943)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		65,941
Net unrealized gains on futures contracts	+	1,146

Net unrealized gains		67,087

Expenses
Investment adviser and administrator fees		1,451
Transfer agent and shareholder services fees		1,019
Shareholder reports		122
Professional fees		39
Registration fees		32
Portfolio accounting fees		22
Custodian fees		12
Trustees’ fees		10
Other expense	+	18

Total expenses		2,725
Expense reduction by adviser and Schwab	−	710

Net expenses		2,015

Increase (Decrease) in Net Assets from Operations
Total investment income		15,938
Net expenses	−	2,015

Net investment income		13,923
Net realized losses		(28,943)
Net unrealized gains	+	67,087

Increase in net assets from operations		$52,067

18 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$13,923	$8,840
Net realized gains (losses)		(28,943)	4,479
Net unrealized gains (losses)	+	67,087	(285,270)

Increase (Decrease) in net assets from operations		52,067	(271,951)

Distributions to Shareholders
Distributions from net investment income		10,448	9,700
Distributions from net realized gains	+	23,862	437

Total distributions		$34,310	$10,137

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,708	$74,119	11,241	$147,763
Shares reinvested		3,934	32,337	666	9,651
Shares redeemed	+	(11,183)	(92,389)	(10,225)	(128,596)

Net transactions in fund shares		1,459	$14,067	$1,682	$28,818

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		45,481	$429,130	43,799	$682,400
Total increase or decrease	+	1,459	31,824	1,682	(253,270)

End of period		46,940	$460,954	45,481	$429,130

Net investment income not yet distributed/Distributions in excess of net investment income			$567		($2,911)

See financial notes 19

Schwab MarketTrack Growth Portfoliotm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
Investor Shares	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	13.71	21.09	19.16	16.81	15.57

Income (loss) from investment operations:
Net investment income (loss)	0.39	0.37	0.40	0.30	0.27
Net realized and unrealized gains (losses)	1.25	(6.94)	2.16	2.33	1.20

Total from investment operations	1.64	(6.57)	2.56	2.63	1.47
Less distributions:
Distributions from net investment income	(0.40)	(0.41)	(0.46)	(0.28)	(0.23)
Distributions from net realized gains	(0.44)	(0.40)	(0.17)	—	—

Total distributions	(0.84)	(0.81)	(0.63)	(0.28)	(0.23)

Net asset value at end of period	14.51	13.71	21.09	19.16	16.81

Total return (%)	12.95	(32.27)	13.69	15.83	9.48

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.66	0.71	0.70	0.71	0.72
Net investment income (loss)	3.03	1.99	1.94	1.74	1.58
Portfolio turnover rate	23	10	4	7	33
Net assets, end of period ($ x 1,000,000)	507	454	686	602	657

	11/1/08–	11/1/07–	11/1/06–	4/6/06[2]–
P Shares	10/31/09	10/31/08	10/31/07	10/31/06

Per-Share Data ($)

Net asset value at beginning of period	13.72	21.10	19.18	18.32

Income (loss) from investment operations:
Net investment income (loss)	0.43	0.37	0.42	0.10
Net realized and unrealized gains (losses)	1.22	(6.91)	2.16	0.76

Total from investment operations	1.65	(6.54)	2.58	0.86
Less distributions:
Distributions from net investment income	(0.42)	(0.44)	(0.49)	—
Distributions from net realized gains	(0.44)	(0.40)	(0.17)	—

Total distributions	(0.86)	(0.84)	(0.66)	—

Net asset value at end of period	14.51	13.72	21.10	19.18

Total return (%)	13.09	(32.14)	13.83	4.69	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.35	0.35	0.35	0.35	[4]
Gross operating expenses[1]	0.51	0.56	0.55	0.56	[4]
Net investment income (loss)	3.31	2.10	2.07	0.95	[4]
Portfolio turnover rate	23	10	4	7	[3]
Net assets, end of period ($ x 1,000,000)	84	94	138	119

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

20 See financial notes

 Schwab MarketTrack Growth Portfolio

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

99.1%		Other Investment Companies	544,928	585,551
1.0%		Short-Term Investment	5,928	5,928

100.1%		Total Investments	550,856	591,479
(0	.1)%	Other Assets and Liabilities, Net		(624)

100.0%		Total Net Assets		590,855

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.1% of net assets

Equity Funds 79.7%
Schwab International Index Fund (a)	7,252,275	117,922
Schwab S&P 500 Index Fund (a)	14,588,652	237,503
Schwab Small-Cap Index Fund (a)	7,630,640	115,528

		470,953

Fixed-Income Funds 15.5%
Schwab Total Bond Market Fund (a)	10,103,612	91,337

Money Funds 3.9%
Schwab Value Advantage Money Fund, Institutional Shares (a)	23,260,416	23,261

Total Other Investment Companies (Cost $544,928)		585,551

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.0% of net assets

Commercial Paper & Other Obligations 1.0%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	5,928	5,928

Total Short-Term Investment (Cost $5,928)		5,928

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $555,084 and the unrealized appreciation and depreciation were $39,581 and ($3,186), respectively, with a net unrealized appreciation of $36,395.

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 21

 Schwab MarketTrack Growth Portfolio

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $544,928)		$585,551
Investments in unaffiliated issuers, at value (cost $5,928)	+	5,928

Total investments, at value (cost $550,856)		591,479
Receivables:
Fund shares sold		440
Dividends		278
Prepaid expenses	+	9

Total assets		592,206

Liabilities
Payables:
Investments bought		281
Investment adviser and administrator fees		41
Shareholder services fees to affiliate		4
Fund shares redeemed		953
Accrued expenses	+	72

Total liabilities		1,351

Net Assets
Total assets		592,206
Total liabilities	−	1,351

Net assets		$590,855
Net Assets by Source
Capital received from investors		584,307
Net investment income not yet distributed		4,242
Net realized capital losses		(38,317)
Net unrealized capital gains		40,623

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$507,195		34,945		$14.51
P Shares	$83,660		5,764		$14.51

22 See financial notes

 Schwab MarketTrack Growth Portfolio

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds and stocks		$17,606
Dividends received from unaffiliated issuers		947
Interest	+	1

Total investment income		18,554

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds and stocks		(23,347)
Net realized losses on unaffiliated investments	+	(7,739)

Net realized losses		(31,086)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds and stocks		96,202
Net unrealized losses on unaffiliated investments	+	(17,890)

Net unrealized gains		78,312

Expenses
Investment adviser and administrator fees		1,887
Transfer agent and shareholder service fees:
Investor Shares		1,112
P Shares		85
Shareholder reports		91
Professional fees		40
Registration fees		31
Portfolio accounting fees		26
Custodian fees		14
Trustees’ fees		11
Interest expense		1
Other expenses	+	20

Total expenses		3,318
Expense reduction by adviser and Schwab	−	827

Net expenses		2,491

Increase (Decrease) in Net Assets from Operations
Total investment income		18,554
Net expenses	−	2,491

Net investment income		16,063
Net realized losses		(31,086)
Net unrealized gains	+	78,312

Increase in net assets from operations		63,289

See financial notes 23

 Schwab MarketTrack Growth Portfolio

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$16,063	$14,619
Net realized gains (losses)		(31,086)	15,981
Net unrealized gains (losses)	+	78,312	(295,758)

Increase (Decrease) in net assets from operations		63,289	(265,158)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		13,232	13,372
P Shares	+	2,792	3,067

Total distributions from net investment income		16,024	16,439

Distributions from net realized gains
Investor Shares		14,726	13,018
P Shares	+	2,924	2,778

Total distributions from net realized gains		17,650	15,796

Total distributions		$33,674	$32,235

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		6,665	$86,068	5,270	$93,615
P Shares	+	674	8,706	1,702	31,974

Total shares sold		7,339	$94,774	6,972	$125,589

Shares Reinvested
Investor Shares		2,157	$26,857	1,316	$25,447
P Shares	+	460	5,715	302	5,845

Total shares reinvested		2,617	$32,572	1,618	$31,292

Shares Redeemed
Investor Shares		(6,983)	($86,230)	(6,000)	($104,934)
P Shares	+	(2,240)	(28,121)	(1,659)	(29,888)

Total shares redeemed		(9,223)	($114,351)	(7,659)	($134,822)

Net transactions in fund shares		733	$12,995	931	$22,059

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,976	$548,245	39,045	$823,579
Total increase or decrease	+	733	42,610	931	(275,334)

End of period		40,709	$590,855	39,976	$548,245

Net investment income not yet distributed			$4,242		$4,220

24 See financial notes

Schwab MarketTrack Balanced Portfoliotm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	12.74	18.13	17.04	15.46	14.66

Income (loss) from investment operations:
Net investment income (loss)	0.38	0.42	0.47	0.38	0.34
Net realized and unrealized gains (losses)	1.11	(5.06)	1.41	1.58	0.74

Total from investment operations	1.49	(4.64)	1.88	1.96	1.08
Less distributions:
Distributions from net investment income	(0.44)	(0.48)	(0.50)	(0.34)	(0.28)
Distributions from net realized gains	(0.25)	(0.27)	(0.29)	(0.04)	—

Total distributions	(0.69)	(0.75)	(0.79)	(0.38)	(0.28)

Net asset value at end of period	13.54	12.74	18.13	17.04	15.46

Total return (%)	12.41	(26.59)	11.38	12.92	7.41

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.66	0.72	0.72	0.73	0.73
Net investment income (loss)	3.09	2.57	2.65	2.35	2.20
Portfolio turnover rate	30	17	6	8	25
Net assets, end of period ($ x 1,000,000)	434	405	598	534	519

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.

See financial notes 25

 Schwab MarketTrack Balanced Portfolio

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.4%	Other Investment Companies	391,412	426,921
1.1%	Short-Term Investment	4,624	4,624

99.5%	Total Investments	396,036	431,545
0.5%	Other Assets and Liabilities, Net		1,985

100.0%	Total Net Assets		433,530

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 98.4% of net assets

Equity Funds 59.2%
Schwab International Index Fund (a)	3,947,359	64,184
Schwab S&P 500 Index Fund (a)	7,893,746	128,510
Schwab Small-Cap Index Fund (a)	4,244,673	64,265

		256,959

Fixed-Income Funds 35.8%
Schwab Total Bond Market Fund (a)	17,171,458	155,230

Money Funds 3.4%
Schwab Value Advantage Money Fund, Institutional Shares (a)	14,732,411	14,732

Total Other Investment Companies (Cost $391,412)		426,921

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.1% of net assets

Commercial Paper & Other Obligations 1.1%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	4,624	4,624

Total Short-Term Investment (Cost $4,624)		4,624

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $403,163 and the unrealized appreciation and depreciation were $34,096 and ($5,714), respectively, with a net unrealized appreciation of $28,382.

(a)	Issuer is affiliated with the fund’s adviser.

26 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $391,412)		$426,921
Investments in unaffiliated issuers, at value (cost $4,624)	+	4,624

Total investments, at value (cost $396,036)		431,545
Cash		2,000
Receivables:
Dividends		476
Fund shares sold		304
Prepaid expenses	+	7

Total assets		434,332

Liabilities
Payables:
Investments bought		482
Investment adviser and administrator fees		18
Shareholder services fees to affiliate		4
Fund shares redeemed		248
Accrued expenses	+	50

Total liabilities		802

Net Assets
Total assets		434,332
Total liabilities	−	802

Net assets		$433,530
Net Assets by Source
Capital received from investors		421,442
Net investment income not yet distributed		5,019
Net realized capital losses		(28,440)
Net unrealized capital gains		35,509

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$433,530		32,023		$13.54

See financial notes 27

 Schwab MarketTrack Balanced Portfolio

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds and stocks		$13,490
Dividends received from unaffiliated issuers		630
Interest	+	3

Total investment income		14,123

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds and stocks		(18,412)
Net realized losses on unaffiliated investments	+	(5,728)

Net realized losses		(24,140)

Net Unrealized Gains and Losses
Net unrealized losses on unaffiliated investments		(11,406)
Net unrealized gains on affiliated underlying funds and stocks	+	69,372

Net unrealized gains		57,966

Expenses
Investment adviser and administrator fees		1,428
Transfer agent and shareholder service fees		999
Shareholder reports		48
Professional fees		39
Registration fees		30
Portfolio accounting fees		24
Custodian fees		12
Trustees’ fees		9
Other expenses	+	5

Total expenses		2,594
Expense reduction by adviser and Schwab	−	629

Net expenses		1,965

Increase (Decrease) in Net Assets from Operations
Total investment income		14,123
Net expenses	−	1,965

Net investment income		12,158
Net realized losses		(24,140)
Net unrealized gains	+	57,966

Increase in net assets from operations		$45,984

28 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$12,158	$13,698
Net realized gains (losses)		(24,140)	6,587
Net unrealized gains (losses)	+	57,966	(174,098)

Increase (Decrease) in net assets from operations		45,984	(153,813)

Distributions to Shareholders
Distributions from net investment income		14,076	15,748
Distributions from net realized gains	+	7,744	9,065

Total distributions		$21,820	$24,813

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,528	$67,635	5,213	$83,413
Shares reinvested		1,742	20,735	1,408	23,635
Shares redeemed	+	(7,035)	(84,003)	(7,834)	(121,760)

Net transactions in fund shares		235	$4,367	(1,213)	($14,712)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,788	$404,999	33,001	$598,337
Total increase or decrease	+	235	28,531	(1,213)	(193,338)

End of period		32,023	$433,530	31,788	$404,999

Net investment income not yet distributed			$5,019		$6,950

See financial notes 29

Schwab MarketTrack Conservative Portfoliotm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
Investor Shares	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	11.34	14.90	14.33	13.42	13.09

Income (loss) from investment operations:
Net investment income (loss)	0.37	0.43	0.49	0.42	0.36
Net realized and unrealized gains (losses)	0.91	(3.40)	0.78	0.92	0.32

Total from investment operations	1.28	(2.97)	1.27	1.34	0.68
Less distributions:
Distributions from net investment income	(0.38)	(0.46)	(0.51)	(0.42)	(0.35)
Distributions from net realized gains	(0.09)	(0.13)	(0.19)	(0.01)	—

Total distributions	(0.47)	(0.59)	(0.70)	(0.43)	(0.35)

Net asset value at end of period	12.15	11.34	14.90	14.33	13.42

Total return (%)	11.72	(20.59)	9.12	10.13	5.24

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.68	0.74	0.73	0.74	0.75
Net investment income (loss)	3.31	3.12	3.37	3.12	2.67
Portfolio turnover rate	25	16	4	11	9
Net assets, end of period ($ x 1,000,000)	181	182	252	232	300

	11/1/08–		11/01/07–	11/01/06–	4/06/06[3]–
P Shares	8/04/09[2]		10/31/08	10/31/07	10/31/06

Per-Share Data ($)

Net asset value at beginning of period	11.30		14.87	14.32	13.93

Income (loss) from investment operations:
Net investment income (loss)	0.30		0.42	0.51	0.23
Net realized and unrealized gains (losses)	0.67		(3.36)	0.78	0.35

Total from investment operations	0.97		(2.94)	1.29	0.58
Less distributions:
Distributions from net investment income	(0.33)		(0.50)	(0.55)	(0.19)
Distributions from net realized gains	(0.09)		(0.13)	(0.19)	—

Total distributions	(0.42)		(0.63)	(0.74)	(0.19)

Net asset value at end of period	11.85		11.30	14.87	14.32

Total return (%)	8.88	[4]	(20.47)	9.32	4.22	[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.35	[5]	0.35	0.35	0.35	[5]
Gross operating expenses[1]	0.57	[5]	0.59	0.58	0.60	[5]
Net investment income (loss)	3.63	[5]	3.20	3.48	2.81	[5]
Portfolio turnover rate	25		16	4	11	[4]
Net assets, end of period ($ x 1,000,000)	95		86	99	79

1 The expenses incurred by the underlying funds in which the portfolio invests are not included in this ratio.
2 Effective August 4, 2009, all outstanding P shares were redeemed. The Board of Trustees voted that effective December 10, 2009 the fund will no longer offer P shares.
3 Commencement of operations.
4 Not annualized.
5 Annualized.

30 See financial notes

 Schwab MarketTrack Conservative Portfolio

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.6%	Other Investment Companies	166,912	179,920
0.2%	Short-Term Investment	306	306

99.8%	Total Investments	167,218	180,226
0.2%	Other Assets and Liabilities, Net		451

100.0%	Total Net Assets		180,677

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Companies 99.6% of net assets

Equity Funds 39.4%
Schwab International Index Fund (a)	1,099,466	17,877
Schwab S&P 500 Index Fund (a)	2,190,907	35,668
Schwab Small-Cap Index Fund (a)	1,166,848	17,666

		71,211

Fixed-Income Funds 55.9%
Schwab Total Bond Market Fund (a)	11,171,182	100,988

Money Funds 4.3%
Schwab Value Advantage Money Fund, Institutional Shares (a)	7,721,069	7,721

Total Other Investment Companies (Cost $166,912)		179,920

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.2% of net assets

Commercial Paper & Other Obligations 0.2%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	306	306

Total Short-Term Investment (Cost $306)		306

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09 the tax basis cost of the fund’s investments was $174,564 and the unrealized appreciation and depreciation were $9,487 and ($3,825), respectively, with a net unrealized appreciation of $5,662.

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 31

 Schwab MarketTrack Conservative Portfolio

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $166,912)		$179,920
Investments in unaffiliated issuers, at value (cost $306)	+	306

Total investments, at value (cost $167,218)		180,226
Receivables:
Investments sold		800
Dividends		312
Fund shares sold		92
Prepaid expenses	+	3

Total assets		181,433

Liabilities
Payables:
Investments bought		316
Investment adviser and administrator fees		9
Shareholder services fees to affiliate		2
Fund shares redeemed		390
Accrued expenses	+	39

Total liabilities		756

Net Assets
Total assets		181,433
Total liabilities	−	756

Net assets		$180,677
Net Assets by Source
Capital received from investors		189,089
Net investment income not yet distributed		229
Net realized capital losses		(21,649)
Net unrealized capital gains		13,008

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$180,677		14,871		$12.15

32 See financial notes

 Schwab MarketTrack Conservative Portfolio

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds and stocks		$8,918
Dividends received from unaffiliated issuers		149
Interest	+	1

Total investment income		9,068

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds and stocks		(17,256)
Net realized losses on unaffiliated investments	+	(2,423)

Net realized losses		(19,679)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds and stocks		38,686
Net unrealized losses on unaffiliated investments	+	(1,607)

Net unrealized gains		37,079

Expenses
Investment adviser and administrator fees		890
Transfer agent and shareholder service fees:
Investor Shares		435
P Shares[1]		65
Professional fees		39
Registration fees		23
Portfolio accounting fees		21
Shareholder reports		19
Custodian fees		9
Trustees’ fees		8
Other expenses	+	10

Total expenses		1,519
Expense reduction by adviser and Schwab	−	441

Net expenses		1,078

Increase (Decrease) in Net Assets from Operations
Total investment income		9,068
Net expenses	−	1,078

Net investment income		7,990
Net realized losses		(19,679)
Net unrealized gains	+	37,079

Increase in net assets from operations		$25,390

[1]	Effective August 4, 2009, all outstanding P shares were redeemed. The Board of Trustees voted that effective December 10, 2009 the fund will no longer offer P shares.

See financial notes 33

 Schwab MarketTrack Conservative Portfolio

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$7,990	$10,619
Net realized gains (losses)		(19,679)	1,899
Net unrealized gains (losses)	+	37,079	(85,437)

Increase (Decrease) in net assets from operations		25,390	(72,919)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		5,882	7,893
P Shares	+	2,531	3,905

Total distributions from net investment income		8,413	11,798

Distributions from net realized gains
Investor Shares		1,450	2,228
P Shares	+	714	1,018

Total distributions from net realized gains		2,164	3,246

Total distributions		$10,577	$15,044

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		3,062	$34,493	3,003	$41,069
P Shares	+	861	9,543	2,204	31,328

Total shares sold		3,923	$44,036	5,207	$72,397

Shares Reinvested
Investor Shares		612	$6,892	689	$9,481
P Shares	+	294	3,244	358	4,923

Total shares reinvested		906	$10,136	1,047	$14,404

Shares Redeemed
Investor Shares		(4,893)	($53,978)	(4,522)	($59,815)
P Shares	+	(8,763)	(102,700)	(1,596)	(21,433)

Total shares redeemed		(13,656)	($156,678)	(6,118)	($81,248)

Net transactions in fund shares		(8,827)	($102,506)	136	$5,553

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,698	$268,370	23,562	$350,780
Total increase or decrease	+	(8,827)	(87,693)	136	(82,410)

End of period		14,871	$180,677	23,698	$268,370

Net investment income not yet distributed			$229		$655

[1]	Effective August 4, 2009, all outstanding P shares were redeemed. The Board of Trustees voted that effective December 10, 2009 the fund will no longer offer P shares.

34 See financial notes

 Schwab MarketTrack Portfolios

Financial Notes

1. Business Structure of the Funds:

Each of the portfolios discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund-Moderate Payout
Schwab Monthly Income Fund-Enhanced Payout
Schwab Monthly Income Fund-Maximum Payout

The Schwab MarketTrack Portfolios are primarily “fund of funds” as they invest a major portion of their assets in a combination of other Schwab Funds (underlying funds) to achieve their investment objectives and maintain their asset allocation. In addition, the portfolios may purchase individual securities to achieve their investment objectives. Each portfolio bears its share of the allocable expenses of the underlying funds in which they invest. Such expenses are reflected in the net asset value.

Schwab MarketTrack Growth Portfolio offers two share classes: Investor Shares and P Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. The Board of Trustees voted that effective December 10, 2009, Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio, each offer one share class: Investor class. Prior to December 10, 2009, Schwab MarketTrack Conservative Portfolio also offered P shares.

Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds use in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

 35

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the fund calculates net asset value: valued at fair value, as determined in good faith by the funds’ investment adviser using guidelines adopted by the funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which funds’ shares are priced. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures and Forwards contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

Effective June 15, 2009, the fund adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities. — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require revised valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate revised valuations of

36

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

international securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments). — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of October 31, 2009:

	Schwab MarketTrack All Equity Portfolio
	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$460,832	$—	$—	$460,832
Short-Term Investment(a)	—	572	—	$572

Total	$460,832	$572	$—	$461,404

	Schwab MarketTrack Growth Portfolio
	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$585,551	$—	$—	$585,551
Short-Term Investment(a)	—	5,928	—	5,928

Total	$585,551	$5,928	$—	$591,479

	Schwab MarketTrack Balanced Portfolio
	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$426,921	$—	$—	$426,921
Short-Term Investment(a)	—	4,624	—	4,624

Total	$426,921	$4,624	$—	$431,545

 37

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):
 (All dollar amounts are x 1,000)

	Schwab MarketTrack Conservative Portfolio
	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$179,920	$—	$—	$179,920
Short-Term Investment(a)	—	306	—	306

Total	$179,920	$306	$—	$180,226

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings

(b) Portfolio Investments:

Derivatives: The funds may invest in futures contracts to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “Initial Margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“Variation Margin”) are made or received by a fund depending on the daily fluctuations in the value of the future contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(e) Expenses:

Expenses that are specific to a fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

38

 Schwab MarketTrack Portfolios

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

For funds offering multiple share classes, net investment income, other than class specific expenses, and realized and unrealized gains or losses, are allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year, if any, except for the MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.

(g) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(h) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year except for the Schwab MarketTrack Conservative Portfolio, which typically makes distributions at the end of every calendar quarter. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications.

The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. These risks are associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. The funds’ direct investments, if any, are subject to the same or similar risks.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolios will fluctuate, which means that you could lose money.

The funds’ asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long-term and the short-term. Because a fund may maintain exposure to bonds as well as stocks, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, a fund’s performance may be hurt during times when segments emphasized by its target allocation are out of favor.

Many of the risks of the portfolios are associated with their investments in underlying stock and bond index funds. A fund’s underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the funds, because of their asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While a fund’s underlying funds seek to track the returns of various indices, in each case an underlying fund’s performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its

 39

 Schwab MarketTrack Portfolios

Financial Notes (continued)

3. Risk factors (continued):

performance gap, it may increase the risk that its performance will be reduced. A portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. A portfolio’s performance also could be affected if an issuer or guarantor of a bond held by the fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer’s ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage-or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. A fund’s use of mortgage dollar rolls could cause the fund to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a portfolio’s performance also may lag these investments.

A fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

A fund may use derivatives (including futures) to enhance returns or hedge against market declines. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund.

As index funds, the funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in all of the securities in its benchmark index or may invest in securities not in the index, because the manager may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, a fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, international funds may not invest in issuers located in certain countries due to these considerations. A fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts

40

 Schwab MarketTrack Portfolios

Financial Notes (continued)

3. Risk factors (continued):

may not be successful. In addition, cash flows into and out of a fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

The funds do not fully replicate the benchmark indices and may hold securities not included in the indices. As a result, the funds are subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the funds utilize a sampling approach they may not track the return of the indices as well as they would if each fund purchased all of the securities in their benchmark index.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the fund and the underlying funds.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

Effective July 1, 2009, for its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee (fees), payable monthly based on each fund’s average daily net assets described as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
% of Average Daily	All Equity	Growth	Balanced	Conservative
Net Assets	Portfolio	Portfolio*	Portfolio	Portfolio*

Current rate	0.23%	0.23%	0.23%	0.23%

Prior to July 1, 2009, the fees were:

First $500 million	0.44%	0.44%	0.44%	0.44%
Over $500 million	0.39%	0.39%	0.39%	0.39%

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and was the trust’s transfer agent and shareholder services agent prior to July 1, 2009. Effective July 1, 2009, the trust has appointed Boston Financial Data Services, Inc. (“BFDS”) as transfer agent of the funds and adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. Pursuant to the Plan, the funds pay Schwab and other financial intermediaries to provide certain account maintenance, customer liaison and shareholder services to the funds’ shareholders holding shares of the funds through that financial intermediary. Under the Plan, Schwab is entitled to receive an annual fee payable monthly based on each funds’ average daily net assets as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
% of Average Daily	All Equity	Growth	Balanced	Conservative
Net Assets	Portfolio	Portfolio*	Portfolio	Portfolio*

Investor Shares	0.25%	0.25%	0.25%	0.25%
P Shares*	n/a	0.10%	n/a	n/a

Prior to July 1, 2009, for its transfer agent and shareholder services, Schwab was entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
P Shares*	0.05%	0.05%

 41

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit (“expense limitation”) the total expenses charged, excluding interest, taxes and certain non-routine expenses for so long as the investment adviser serves as the adviser to the funds, which may only be amended or terminated with the approval of the Fund’s Board of Trustees as follows:

The expense limitation is:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
% of Average Daily	All Equity	Growth	Balanced	Conservative
Net Assets	Portfolio	Portfolio	Portfolio	Portfolio

Investor Shares	0.50%	0.50%	0.50%	0.50%
P Shares*	n/a	0.35%	n/a	0.35%

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

*P Shares are currently only offered by MarketTrack Growth Portfolio and were previously offered by MarketTrack Conservative Portfolio.

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2009, the percentages of shares of other related funds owned by each MarketTrack Portfolio are:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Schwab Equity Index Funds:
Schwab International Index Fund	9.9%	10.1%	4.7%	1.3%
Schwab S&P 500 Index Fund	2.4%	2.7%	1.5%	0.4%
Schwab Small-Cap Index Fund	10.2%	8.6%	5.6%	1.6%

Schwab Bond Funds:
Schwab Total Bond Market Fund	—%	9.8%	16.7%	10.9%

Schwab Money Funds:
Schwab Value Advantage Money Fund	—%	0.1%	—%	—%

As of October 31, 2009, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the MarketTrack Growth Portfolio is 14.1%.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the period ended October 31, 2009, each fund’s total aggregate security transactions with other Schwab Funds were as follows;

Schwab MarketTrack All Equity Portfolio	$—
Schwab MarketTrack Growth Portfolio	61,069
Schwab MarketTrack Balanced Portfolio	40,771
Schwab MarketTrack Conservative Portfolio	9,607

42

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Below is a summary of the affiliated transactions for each underlying fund during the period ended October 31, 2009:

Schwab MarketTrack All Equity Portfolio

						Realized	Distribution
				Balance		Gain (Loss)	Received*
	Balance of			of Shares	Market	11/01/2008	11/01/2008
	Shares Held	Gross	Gross	Held at	Value at	to	to
Underlying Fund	at 10/31/08	Additions	Sales	10/31/2009	10/31/2009	10/31/2009	10/31/2009

Schwab Equity Index Funds:
Schwab International Index Fund	9,006,531	614,372	(1,058,398)	8,562,505	$139,226	($8,382)	$5,707
Schwab S&P 500 Index Fund	—	12,879,891	(89,552)	12,790,339	208,227	(581)	—
Schwab Small-Cap Index Fund	7,853,845	500,447	(865,626)	7,488,666	113,379	(8,455)	2,340
Schwab Institutional Select Funds:
Schwab Institutional Select S&P 500 Index Fund	24,175,121	3,128,652	(27,303,773)	—	—	(10,193)	7,889

Total					$460,832	($27,611)	$15,936

Schwab MarketTrack Growth Portfolio

						Realized	Distribution
				Balance		Gain (Loss)	Received*
	Balance of			of Shares	Market	11/01/2008	11/01/2008
	Shares Held	Gross	Gross	Held at	Value at	to	to
Underlying Fund	at 10/31/08	Additions	Sales	10/31/2009	10/31/2009	10/31/2009	10/31/2009

Schwab Equity Index Funds:
Schwab International Index Fund	7,559,140	539,543	(846,408)	7,252,275	$117,922	($5,036)	$4,915
Schwab S&P 500 Index Fund	—	14,646,843	(58,191)	14,588,652	237,503	(163)	—
Schwab Small-Cap Index Fund	7,975,717	944,206	(1,289,283)	7,630,640	115,528	(9,503)	2,450

Schwab Institutional Select Funds:
Schwab Institutional Select S&P 500 Fund	17,368,767	13,056,677	(30,425,443)	—	—	(5,847)	6,979

Schwab Bond Funds:
Schwab Total Bond Market Fund	9,539,883	3,048,022	(2,484,293)	10,103,612	91,337	(2,845)	3,105

Schwab Money Funds:
Schwab Value Advantage Money Fund	27,419,712	3,140,704	(7,300,000)	23,260,416	23,261	—	156
Institutional Shares

The Charles Schwab Corp.	11,242		(11,242)	—	—	47	1

Total					$585,551	($23,347)	$17,606

 43

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Schwab MarketTrack Balanced Portfolio

						Realized	Distribution
				Balance		Gain (Loss)	Received*
	Balance of			of Shares	Market	11/01/2008	11/01/2008
	Shares Held	Gross	Gross	Held at	Value at	to	to
Underlying Fund	at 10/31/08	Additions	Sales	10/31/2009	10/31/2009	10/31/2009	10/31/2009

Schwab Equity Index Funds:
Schwab International Index Fund	4,194,205	512,359	(759,205)	3,947,359	$64,184	($1,754)	$2,805
Schwab S&P 500 Index Fund	—	7,893,746	—	7,893,746	128,510	(505)	—
Schwab Small-Cap Index Fund	4,455,891	1,008,292	(1,219,510)	4,244,673	64,265	(6,318)	1,392

Schwab Bond Funds:
Schwab Total Bond Market Fund	16,524,627	4,463,751	(3,816,920)	17,171,458	155,230	(4,391)	5,501

Schwab Institutional Select Funds:
Schwab Institutional Select S&P 500 Index	8,600,045	9,789,321	(18,389,366)	—	—	(5,474)	3,706

Schwab Money Funds:
Schwab Value Advantage Money Fund	12,712,884	2,069,527	(50,000)	14,732,411	14,732	—	85

The Charles Schwab Corp.	6,883	—	(6,883)	—	—	30	1

Total					$426,921	($18,412)	$13,490

Schwab MarketTrack Conservative Portfolio

						Realized	Distribution
				Balance		Gain (Loss)	Received*
	Balance of			of Shares	Market	11/01/2008	11/01/2008
	Shares Held	Gross	Gross	Held at	Value at	to	to
Underlying Fund	at 10/31/08	Additions	Sales	10/31/2009	10/31/2009	10/31/2009	10/31/2009

Schwab Equity Index Funds:
Schwab International Index Fund	1,861,475	354,184	(1,116,193)	1,099,466	$17,877	$343	$1,285
Schwab S&P 500 Index Fund	1,785,442	2,294,095	(1,888,630)	2,190,907	35,668	(382)	704
Schwab Small-Cap Index Fund	1,958,569	477,793	(1,269,514)	1,166,848	17,666	(3,415)	619

Schwab Institutional Select Funds:
Schwab Institutional Select S&P 500 Fund	1,973,844	3,386,063	(5,359,907)	—	—	(3,167)	1,031

Schwab Bond Funds:
Schwab Total Bond Market Fund	17,173,417	3,094,768	(9,097,003)	11,171,182	100,988	(10,638)	5,211

Schwab Money Funds:
Schwab Value Advantage Money Fund, Institutional Shares	10,389,731	556,338	(3,225,000)	7,721,069	7,721	—	68

The Charles Schwab Corp.	2,125	—	(2,125)	—	—	3	—

Total					$179,920	($17,256)	$8,918

*	Distributions received include distributions from net investment income and from capital gains from the underlying funds.

44

 Schwab MarketTrack Portfolios

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for any fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Corp. for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:

For the period ended October 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab MarketTrack All Equity Portfolio	$38,786	$39,025
Schwab MarketTrack Growth Portfolio	122,730	130,890
Schwab MarketTrack Balanced Portfolio	116,932	122,962
Schwab MarketTrack Conservative Portfolio	58,930	163,433

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

	Current Period	Prior Period
	(11/01/08-10/31/09)	(11/01/07-10/31/08)

Schwab MarketTrack All Equity Portfolio	$18	$62
Schwab MarketTrack Growth Portfolio	19	18
Schwab MarketTrack Balance Portfolio	8	14
Schwab MarketTrack Conservative Portfolio	7	14

 45

 Schwab MarketTrack Portfolios

Financial Notes (continued)

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

As of October 31, 2009, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Undistributed ordinary income	$—	$4,243	$5,018	$230
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation	—	39,581	34,096	9,487
Unrealized depreciation	(58,920)	(3,186)	(5,714)	(3,825)
Other unrealized appreciation/(depreciation)	—	—	—	—
Net unrealized appreciation/(depreciation)	($58,920)	$36,395	$28,382	$5,662

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2009, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio*	Portfolio	Portfolio	Portfolio

Expiration Date
December 31, 2016	$12,514	—	—	—
October 31, 2017	—	$34,090	$21,312	$14,304

For tax purposes, realized net capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended, December 31, 2008, the Schwab MarketTrack All Equity Portfolio had deferred realized capital losses of $615 and did not utilize any capital losses to offset capital gains.

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio*	Portfolio	Portfolio	Portfolio

Current period distributions
Ordinary income	$10,482	$16,025	$14,079	$8,414
Long-term capital gains	23,828	17,649	7,741	2,163
Return of Capital	—	—	—	—

Prior period distributions
Ordinary income	9,825	17,000	15,943	12,042
Long-term capital gains	312	15,235	8,870	3,002
Return of Capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

46

 Schwab MarketTrack Portfolios

Financial Notes (continued)

9. Federal Income Taxes (continued):
       (All dollar amounts are x 1,000)

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2009, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio*	Portfolio	Portfolio	Portfolio

Capital Shares	($6)	$—	$—	$—
Undistributed net investment income	3	(17)	(13)	(3)
Net realized capital gains and losses	3	17	13	3

*	Tax information for Schwab MarketTrack All Equity Portfolio is as of December 31, 2008.

As of October 31, 2009, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and State purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2009, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

10. Subsequent Events:

As of December 16, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

 47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (four of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2009

48

Other Federal Tax Information (unaudited)
(All dollar amounts are x 1,000)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2009, qualify for the corporate dividends received deduction:

Percentage

Schwab MarketTrack All Equity Portfolio*	48.26
Schwab MarketTrack Growth Portfolio	56.86
Schwab MarketTrack Balanced Portfolio	35.17
Schwab MarketTrack Conservative Portfolio	28.30

For the fiscal year ended October 31, 2009, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Schwab MarketTrack All Equity Portfolio*	$11,218
Schwab MarketTrack Growth Portfolio	14,551
Schwab MarketTrack Balanced Portfolio	11,543
Schwab MarketTrack Conservative Portfolio	4,024

*	Tax information for MarketTrack All Equity Portfolio is as of December 31, 2008.

For the fiscal year ended October 31, 2009, the funds hereby designate the following amounts as capital gain dividends:

Schwab MarketTrack All Equity Portfolio*	$23,828
Schwab MarketTrack Growth Portfolio	17,649
Schwab MarketTrack Balanced Portfolio	7,741
Schwab MarketTrack Conservative Portfolio	2,163

 49

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2009, and May 15, 2009, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category,

50

selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered a commitment (i) by CSIM to reduce its contractual investment advisory fee relating to each Fund; and (ii) by CSIM and Schwab to extend the specified expense cap of each Fund for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered CSIM’s agreement to revised contractual investment advisory fee schedules. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 51

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	78	Board 1—Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	66	Board 1—Director, Gilead Sciences, Inc. Board 2—Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	78	Board 1—Director, Mission West Properties Board 2—Director, TOUSA Board 3—Director, Harris-Stratex Networks Board 4—Director, Globalstar, Inc. Board 5 – Director, Ditech Networks

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	66	Board 1—Lead Independent Director, Board of Cooper Industries Board 2—Director and Chairman of the Audit Committee of Oneok Partners LP Board 3—Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	66	None

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc., 2008 to present; Senior Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., Inc., until June 2005.	66	Board 1—Director and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	66	None

52

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	66	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	74	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002-present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007-present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present).

 53

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. (May 2004 – present); Chief Investment Officer (2004 – present), President and Chief Executive Officer (March 2008 – present), Laudus Trust and Laudus Institutional Trust); Senior Vice President and Chief Investment Officer, Schwab Strategic Trust (Oct. 2009 – present).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 — present); Secretary and Chief Legal Officer, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007); Chief Legal Officer, Laudus Trust and Laudus Institutional Trust (Aug. 2006 – Dec. 2006).

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer (March 2007 – present), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

54

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500{R}). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 55

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2009 Schwab Funds. All rights reserved.

56

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2009 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13813-12

Annual report dated October 31, 2009 enclosed.

Schwab Balanced Fundtm

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Schwab Balanced Fundtm

Annual Report
October 31, 2009

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Schwab Balanced Fund™

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Balanced Fundtm (Ticker Symbol: SWOBX)	9.45%

Benchmark: Balanced Blended Index	12.04%
Fund Category: Morningstar Moderate Allocation	15.71%

Performance Details	pages 6-7

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc.

[1]	Please see prospectus for further details and eligibility requirements.

2 Schwab Balanced Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, volatile prices throughout the global financial marketplace and a recessionary economy have been among the numerous challenges affecting investment conditions and investor sentiment. While portfolios may still be below peak values reached in 2007, many have recovered substantially from lows touched as markets dropped in 2008 and early 2009. In particular, prices of many equity and fixed income securities declined precipitously toward the end of 2008 and the beginning of 2009. Since March of 2009, however, improvements in the financial markets and diminished concern over the depth and duration of the economic recession led to a broad-market recovery, with the prices of many equity securities rebounding from earlier lows.

During the reporting period, we made a number of improvements to the Schwab Funds family of mutual funds making it cheaper and easier for our clients to invest in Schwab Funds. On May 5, 2009, we lowered expenses on Schwab Equity Index Funds and consolidated share classes for Schwab equity and bond funds. Each Schwab equity and bond fund now offers one low fund expense to investors regardless of how much they invest, with a low $100 minimum investment. Our goal is to make investing easier and more affordable for our clients and the advisors who serve them.

For information on the investment environment and the performance of individual funds contained in this book, please see the fund managers’ discussion and analysis in the following pages of this report.

If you have any questions about Schwab Funds, we are always available at 1-800-435-4000, while additional resources may be found on Schwab.com

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab Balanced Fund 3

The Investment Environment

Investment conditions in the global financial market improved markedly in the second half of the reporting period, from the end of March through October, as concern over the economic recession and financial crisis ebbed. The first four months of the period, from November through February, were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount swift recoveries. Since March of 2009, however, both domestic and international markets experienced recovery, which helped to reduce earlier losses and produce positive 12-month returns in many cases. On the fixed income side, yields remained low on government backed securities, but leading broad market municipal and taxable bond indices were positive for the period.

Major economic indicators, such as Gross Domestic Product (GDP) and unemployment, continued to demonstrate that a consistent recovery has yet to materialize across many measures of the economy. GDP—the output of goods and services produced by labor and property located in the United States—rose 2.8% in the third quarter of 2009, after declining 0.7% in the prior quarter. The third quarter GDP gain was primarily attributable to increases in personal consumption expenditures, exports, private inventory investment, and government spending, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November of 2008 to 10.2% in October of 2009. Sales of existing homes were a bright spot toward the end of the period, rising 9.4% in September, fueled by tax credits for new home buyers and favorable prices.

The returns of the S&P 500 Index, which is usually seen as a bellwether for financial markets, were positive. For the 12-month reporting period ending October 31, 2009, the S&P 500 Index returned 9.80%. In the index, Information Technology was the strongest performing sector, followed by Consumer Discretionary and Materials. Financials was the weakest sector, followed by Utilities and Industrials. In general, large-cap stocks outperformed small-cap as evidenced by the Russell 1000 Index, which returned 11.20%, compared with the Russell 2000 Index, which returned 6.46%. Looking at the broad market, growth outperformed value; the Russell 3000 Growth Index returned 17.04%, while the Russell 3000 Value Index returned 4.56%. Internationally, the MSCI EAFE Index returned 28.41%, while the MSCI Emerging Markets Index (Net)* returned 64.13%.

On the fixed income side, yields were low throughout the period for U.S. Treasury securities, especially those with the shortest maturities. The Barclays Capital U.S. Short Treasury: 9-12 Months returned 1.75%. The broad taxable bond market fared better, benefiting from price recovery on mortgage-backed securities and other assets that were out of favor with investors during the darkest moments of the financial crisis; the Barclays Capital U.S. Aggregate Bond Index returned 13.79%. Returns were also positive in the tax free bond market—the Barclays Capital General Muni Bond Index returned 13.60%. The Federal Open Market Committee reaffirmed on November 4, 2009 that it would continue to hold interest rates at a target range of 0 to 0.25%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

9.80%	S&P 500® Index: measures U.S. large-cap stocks

6.46%	Russell 2000® Index: measures U.S. small-cap stocks

28.41%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

13.79%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.21%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

*The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

4 Schwab Balanced Fund

Fund Management

Jeffrey Mortimer, CFA, Chief Investment officer, Charles Schwab Investment Management, Inc., is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Caroline Lee, a managing director and portfolio manager of the investment adviser, co-manages the fund. Prior to joining the firm in November 2005, she worked in asset management for over 4 years overseeing subadvisor relationships in the pension group of a major corporation. She has also had 3 years of previous experience in investment management at another financial services firm.

Daniel Kern, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He was appointed portfolio manager in 2008. Prior to joining the firm in 2003, he worked for more than 13 years in the investment management industry, with more than 6 of those years spent in portfolio management.

Schwab Balanced Fund 5

Schwab Balanced Fundtm

The Schwab Balanced Fund returned 9.45% for the period, underperforming the benchmark Balanced Blended Index, which returned 12.04%. During the period, the fixed income portion of the Schwab Balanced Fund’s portfolio experienced the largest gain on a total return basis, but underperformed relative to the benchmark. The Schwab Total Bond Market Fund returned 9.68%, underperforming the Barclays Capital U.S. Aggregate Bond Index, which returned 13.79%. Underperformance of the Schwab Total Bond Market Fund relative to its respective benchmark occurred primarily due to security selection in corporate and mortgage sectors, particularly in non-agency collateralized mortgage obligations and commercial mortgage-backed securities. The Schwab Core Equity Fund returned 8.11%, underperforming the S&P 500 Index, which returned 9.80%. Underperformance of the Schwab Core Equity Fund occurred primarily due to stock selection in Consumer Staples and Consumer Discretionary, while selection in and an overweight allocation to Industrials also hurt relative performance. In the small-cap portion of the portfolio, the Laudus Small-Cap MarketMasters Fund Select Shares returned 7.29%, outperforming the Russell 2000 Index, which returned 6.46%.

As of 10/31/09:

 Statistics

Number of Holdings	4
Weighted Average Market

Cap ($ x 1,000,000)	$47,496

Price/Earnings Ratio (P/E)	12.1

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	21%

 Asset Class Weightings % of Investments

Equity Funds - Domestic	63.2%

Fixed - Income Funds	36.5%

Short-Term Investments	0.3%

Total	100.0%

 Top Holdings % of Net Assets1

Schwab Core Equity Fund	46.2%

Schwab Total Bond Market Fund	36.5%
Laudus Small-Cap MarketMasters

Fund, Select Shares	17.0%
State Street Institutional
  Liquid Reserves Fund - Institutional

Class	0.3%

Total	100.0%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Balanced Fund

 Schwab Balanced Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Balanced Fundtm (11/18/96)	9.45%	1.76%	2.63%
Benchmark: Balanced Blended Index	12.04%	2.50%	2.25%
Fund Category: Morningstar Moderate Allocation	15.71%	2.07%	2.50%

Fund Expense Ratios3: Net 0.48%; Gross 0.78%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did. From June 3, 2002 to February 28, 2008, the fund used a manager of managers strategy, and therefore its performance during this time does not reflect the fund’s current multi-fund strategy and may have been different if it did.

[1]	Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Balanced Blended Index is composed of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.48%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Balanced Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning May 1, 2009 and held through October 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/09	at 10/31/09	5/1/09–10/31/09

Schwab Balanced Fundtm
Actual Return	0.00%	$1,000	$1,126.30	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

8 Schwab Balanced Fund

Schwab Balanced Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09	10/31/08[1]	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	9.82	13.86	13.39	12.85	11.88

Income (loss) from investment operations:
Net investment income (loss)	0.22 [2]	0.20 [2]	0.25 [2]	0.25 [2]	0.15
Net realized and unrealized gains (losses)	0.64	(3.26)	1.06	0.83	0.91

Total from investment operations	0.86	(3.06)	1.31	1.08	1.06
Less distributions:
Distributions from net investment income	(0.37)	(0.29)	(0.24)	(0.16)	(0.09)
Distributions from net realized gains	(0.32)	(0.69)	(0.60)	(0.38)	—

Total distributions	(0.69)	(0.98)	(0.84)	(0.54)	(0.09)

Net asset value at end of period	9.99	9.82	13.86	13.39	12.85

Total return (%)	9.45	(23.56)	10.24	8.59	8.92

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00	0.36	1.02 [4]	1.03 [4]	1.10
Gross operating expenses[3]	0.17	0.53	1.27	1.26	1.27
Net investment income (loss)	2.41	1.81	1.84	1.90	1.14
Portfolio turnover rate	21	267	244	244	283
Net assets, end of period ($ x 1,000,000)	86	85	112	122	130

1 Effective February 28, 2008, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.
2 Calculated based on average shares outstanding during the period.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 The ratio of net operating expenses would have been 1.10% for periods ended 10/31/06 and 10/31/07, respectively, if custody credits and dividend and interest expenses on short sales had not been included.

See financial notes 9

 Schwab Balanced Fund

Portfolio Holdings  as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

100.0%	Other Investment Companies	94,612	85,490

100.0%	Total Investments	94,612	85,490
0.0%	Other Assets and Liabilities		13

100.0%	Net Assets		85,503

	Number of	Value
Security	Shares	($ x 1,000)

Other Investment Companies 100.0% of net assets

Equity Funds 63.2%
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	1,528,130	14,502
Schwab Core Equity Fund (a)	2,771,812	39,526

		54,028

Fixed-Income Funds 36.5%
Schwab Total Bond Market Fund (a)	3,447,725	31,168

Money Funds 0.3%
State Street Institutional Liquid Reserves Fund - Institutional Class	294,106	294

Total Other Investment Companies (Cost $94,612)		85,490

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $95,838 and the unrealized appreciation and depreciation were $1,700 and ($12,048), respectively, with a net unrealized depreciation of ($10,348).

(a)	Issuer is affiliated with the fund’s adviser.

10 See financial notes

 Schwab Balanced Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $94,318)		$85,196
Investments in unaffiliated issuers, at value (cost $294)	+	294

Total Investments, at value (cost $94,612)		85,490
Receivables:
Dividends		96
Fund shares sold		27
Prepaid expenses	+	2

Total assets		85,615

Liabilities
Payables:
Administrator fees		16
Fund shares redeemed		53
Accrued expenses	+	43

Total liabilities		112

Net Assets
Total assets		85,615
Total liabilities	−	112

Net assets		$85,503
Net Assets by Source
Capital received from investors		100,180
Net investment income not yet distributed		870
Net realized capital losses		(6,425)
Net unrealized capital losses		(9,122)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$85,503		8,559		$9.99

See financial notes 11

 Schwab Balanced Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$1,936
Interest	+	6

Total investment income		1,942

Net Realized Gains and Losses
Net realized losses on sales of affiliated underlying funds		(5,982)
Net realized gains on unaffiliated investments	+	10

Net realized losses		(5,972)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		11,205

Expenses
Professional fees		43
Shareholder reports		31
Portfolio accounting fees		15
Registration fees		14
Transfer agent fees		9
Trustees’ fees		6
Custodian fees		1
Other expenses	+	18

Total expenses		137
Expense reduction by adviser and Schwab	−	137

Net expenses		−

Increase (Decrease) in Net Assets from Operations
Total investment income		1,942
Net expenses	−	−

Net investment income		1,942
Net realized losses		(5,972)
Net unrealized gains	+	11,205

Increase in net assets from operations		$7,175

12 See financial notes

 Schwab Balanced Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$1,942	$2,079
Net realized gains (losses)		(5,972)	3,160
Net unrealized gains (losses)	+	11,205	(33,936)

Increase (Decrease) in net assets from operations		7,175	(28,697)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		3,133	2,272
Select Shares	+	—	573

Total distributions from net investment income		3,133	2,845

Distributions from net realized gains
Investor Shares		2,727	5,482
Select Shares	+	—	1,276

Total distributions from net realized gains		2,727	6,758

Total distributions		$5,860	$9,603

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		899	$8,338	2,660	$31,962
Select Shares	+	—	—	125	1,558

Total shares sold		899	$8,338	2,785	$33,520

Shares Reinvested
Investor Shares		608	$5,511	593	$7,378
Select Shares	+	—	—	132	1,638

Total shares reinvested		608	$5,511	725	$9,016

Shares Redeemed
Investor Shares		(1,584)	($14,502)	(2,719)	($31,898)
Select Shares	+	—	—	(2,242)	(27,365)

Total shares redeemed		(1,584)	($14,502)	(4,961)	($59,263)

Net transactions in fund shares		(77)	($653)	(1,451)	($16,727)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,636	$84,841	10,087	$139,868
Total increase or decrease	+	(77)	662	(1,451)	(55,027)

End of period		8,559	$85,503	8,636	$84,841

Net investment income not yet distributed			$870		$2,062

[1]	Effective February 28, 2008, all outstanding Select Shares (1,906 shares valued at $23,077) combined with Investor Shares, resulting in a single class of shares of the fund..

See financial notes 13

 Schwab Balanced Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Balanced Fund is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab Balanced Fund
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other Schwab and/or Laudus Funds, but also may invest in other unaffiliated, third party mutual funds, including exchange traded funds (“ETFs”). In addition, the fund may purchase individual securities to maintain its allocations. The fund bears its share of allocable expenses of the underlying funds in which it invests. The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements.

The fund offers one share class. Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the fund used in the preparation of its financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

The fund values the investments in underlying funds every business day. The fund uses the following policies to value various types of securities:

•	Underlying funds: valued at their respective NAV as determined by the fund in accordance with the 1940 Act for a given day.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The

14

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The fund adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such instruments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require revised valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate revised valuations of international securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of October 31, 2009:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$85,490	$—	$—	$85,490

Total	$85,490	$—	$—	$85,490

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings

 15

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(b) Portfolio Investments:

Repurchase Agreements: The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underling funds.

(e) Expenses:

Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income and from any net realized capital gains once a year, if any.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Corp., under which the fund receives a credit for its uninvested cash balances to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

16

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors

Investing in the fund may involve certain risks as described in the prospectus including, but not limited to, those described below. These risks are associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. The fund’s direct investments, if any, are subject to the same or similar risks.

The fund’s particular asset allocation can have a significant effect on performance. The fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund’s performance could suffer if a particular asset class does not perform as expected.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other type of investments — Large-Cap Stocks, for instance — a funds’ performance also will lag these investments.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bond) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the marker value of the security.

The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor stock selections. An adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but

 17

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors (continued)

there can be no guarantee that they will produce the desired results. In addition, the investment adviser makes investment decisions for certain of the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited.

The performance of the underlying funds will impact the performance of the fund. Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund and the underlying funds.

4. Affiliates and Affiliated Transactions
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and was the trust’s transfer agent and shareholder services agent. Effective July 1, 2009, the trust has appointed Boston Financial Data Services Inc. (“BFDS”) as transfer agent of the fund. Prior to July 1, 2009, BFDS served as the fund’s sub-transfer agent.

The underlying funds pay fees to the investment adviser for advisory and administrative services. Prior to July 1, 2009, the underlying funds paid Schwab for transfer agent and shareholder services. Effective July 1, 2009, the trust adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables, the funds to bear expenses relating to the provision by, financial intermediaries, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The fund is not subject to any fees under the plan.

Effective July 1, 2009, CSIM and Schwab have made agreements with the fund to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00% for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Fund’s Board of Trustees. Prior to July 1, 2009, CSIM and Schwab had agreed to limit the total expenses charged, excluding interest, taxes, and certain non-routine expenses to 0.00% through February 27, 2011. The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds.

The fund may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the period ended October 31, 2009, the fund had no security transactions with other Schwab Funds.

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2009, the percentages of shares of other related funds owned by the Balanced Fund are:

Schwab Active Equity Funds:
Schwab Core Equity Fund	2.2%
Laudus MarketMasters Funds:
Laudus Small-Cap MarketMasters Fund	4.1%
Schwab Bond Funds:
Schwab Total Bond Market Fund	3.3%

18

 Schwab Balanced Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued)
       (All dollar amounts are x 1,000)

Below is a summary of the affiliated transactions for each underlying fund during the period ended October 31, 2009.

						Realized
	Balance of			Balance	Market	Gain	Distribution
	Shares			of Shares	Value	(Loss)	Received*
	Held at	Gross	Gross	Held at	at	11/01/08	11/01/08
Underlying Fund	10/31/08	Additions	Sales	10/31/09	10/31/09	to 10/31/09	to 10/31/09

Laudus Small-Cap MarketMasters Fund, Select Shares	662,831	1,266,485	(401,186)	1,528,130	$14,502	($832)	$9
Schwab Core Equity Fund	3,356,643	60,952	(645,783)	2,771,812	39,526	(4,369)	738
Schwab Total Bond Market Fund	3,668,621	692,272	(933,168)	3,447,725	31,168	(781)	1,189

Totals					$85,196	($5,982)	$1,936

*	Distributions received include distributions from net investment income and from capital gains from the underling funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund has custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The funds also pay an annual fee to State Street Corp. for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended October 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

Purchase of Securities	Sales/Maturities of Securities

$16,872	$19,500

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are $2 and $4, respectively.

 19

 Schwab Balanced Fund

Financial Notes (continued)

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

As of October 31, 2009, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$870
Undistributed long-term capital gains	—
Unrealized appreciation	1,700
Unrealized depreciation	(12,048)
Other unrealized appreciation/(depreciation)	—
Net unrealized appreciation/(depreciation)	($10,348)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2009, the fund had capital loss carry forwards of $5,199 available to offset future net capital gains before October 31, 2017.

The tax-basis components of distributions paid during the current and prior periods were:

	Current Period	Prior Period

Ordinary income	$3,133	$4,039
Long-term capital gains	2,727	5,564
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2009, the fund made the following reclassfications:

Capital Shares	$—
Undistributed net investment income	(1)
Net realized capital gains and losses	1

As of October 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2009, the fund did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for the tax years before 2005.

10. Subsequent Events:

As of December 16, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Balanced Fund (one of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2009

 21

Other Federal Tax Information: (unaudited)
(All dollar amounts are x 1,000)

For corporate shareholders, 26.85% percentage of the fund’s dividend distributions paid during the fiscal year ended October 31, 2009, qualify for the corporate dividends received deduction.

For the fiscal year ended October 31, 2009, the fund designates $1,668 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

For the fiscal year ended October 31, 2009, the fund hereby designates $2,727 as a capital gain dividend.

22

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including the Schwab Balanced Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 27, 2009, and May 15, 2009, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM, and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In

 23

evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered a commitment by CSIM and Schwab to extend the specified expense cap of the Fund for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

24

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	78	Board 1—Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	66	Board 1—Director, Gilead Sciences, Inc. Board 2—Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	78	Board 1—Director, Mission West Properties Board 2—Director, TOUSA Board 3—Director, Harris-Stratex Networks Board 4—Director, Globalstar, Inc. Board 5 – Director, Ditech Networks

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	66	Board 1—Lead Independent Director, Board of Cooper Industries Board 2—Director and Chairman of the Audit Committee of Oneok Partners LP Board 3—Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	66	None

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc., 2008 to present; Senior Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., Inc., until June 2005.	66	Board 1—Director and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	66	None

 25

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	66	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	74	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002-present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007-present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present).

26

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. (May 2004 – present); Chief Investment Officer (2004 – present), President and Chief Executive Officer (March 2008 – present), Laudus Trust and Laudus Institutional Trust); Senior Vice President and Chief Investment Officer, Schwab Strategic Trust (Oct. 2009 – present).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 — present); Secretary and Chief Legal Officer, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007); Chief Legal Officer, Laudus Trust and Laudus Institutional Trust (Aug. 2006 – Dec. 2006).

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer (March 2007 – present), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), (Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 27

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500{R}). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

28

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2009 Schwab Funds. All rights reserved.

 29

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2009 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR36112-03

Annual report dated October 31, 2009 enclosed.

Schwab Target Funds

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

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document faster via email.

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at www.schwab.com/edelivery.

This supplement is not part of the shareholder report.

SUPPLEMENT TO THE
SCHWAB TARGET FUNDS PROSPECTUS
Dated February 28, 2009, as Amended April 20, 2009,
As Supplemented May 13, 2009, July 1, 2009 and July 20, 2009

The Information Provided in this Supplement
is as of December 4, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is being revised to reflect the following changes:

Replacement of Schwab Institutional Select S&P 500 Fund with Schwab S&P 500 Index Fund

The Schwab Institutional Select S&P 500 Fund was reorganized into the Schwab S&P 500 Index Fund. Accordingly, the Schwab Institutional Select S&P 500 Fund no longer serves as an underlying fund for the Schwab Target Funds.

•	On Page 18, under the “Asset Class, Style Class and Underlying Funds” column of the table, reference to Schwab Institutional Select S&P 500 Fund is replaced by the following:

Schwab S&P 500 Index Fund

•	On page 19, under the “Equity Funds — Domestic Large-Cap” section of the table describing the underlying funds, the reference to Schwab Institutional Select S&P 500 Fund and the description of its investment objective and principal investment strategy are replaced in their entirety by the following:

Schwab S&P 500 Index Fund

Seeks to track the total return of the S&P 500® Index. Under normal circumstances, the fund will invest at least 80% of its net assets in stocks that are included in the S&P 500® Index.

•	On page 23, in the section entitled “Principal Risks of the Underlying Funds,” reference to Schwab Institutional Select S&P 500 Fund is replaced by the following:

Schwab S&P 500 Index Fund

Replacement of Laudus Rosenberg U.S. Large Capitalization Value Fund with an Unaffiliated Large-Cap Value Fund

•	Laudus Rosenberg U.S. Large Capitalization Value Fund

The Laudus Rosenberg U.S. Large Capitalization Value Fund no longer serves as an underlying fund for the Schwab Target Funds. Accordingly, all references to the Laudus Rosenberg U.S. Large Capitalization Value Fund in the Prospectus are hereby deleted.

•	On Page 18, the following disclosure replaces the second and third sentences in the paragraph under the heading “The funds’ investments in underlying funds” in their entirety:

Included in the current universe of underlying funds are three unaffiliated funds: one within the domestic large-cap equity style class, one within the international equity style class and one within the fixed income asset category. Similar to the Schwab Funds and Laudus Funds that serve as underlying funds, the investment objectives and principal investment strategies of these unaffiliated funds are described in the “Description of underlying funds” section of the prospectus under the sub-headings “Unaffiliated Large-Cap Value Fund,” “Unaffiliated International Growth Fund” and “Unaffiliated Fixed Income Fund,” respectively.

•	On Page 18, under the “Asset Class, Style Class and Underlying Funds” column of the table, the following fund is added to the Domestic Large-Cap Asset Class:

Unaffiliated Large-Cap Value Fund

•	On page 19, under the “Equity Funds — Domestic Large-Cap” section of the table describing the underlying funds, the following fund and accompanying description of its investment objective and principal investment strategy are added:

Unaffiliated Large-Cap Value Fund

Seeks capital appreciation, with a secondary goal of current income. To purse this goal, the fund invests primarily in equity securities of large capitalization companies. The fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase. The fund will invest mostly in companies the portfolio managers believe are “value” companies. The portfolio management team seeks companies that they believe are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and those companies that it believes have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed.

•	On page 23, in the section entitled “Principal Risks of the Underlying Funds,” the following changes are made:

Unaffiliated Large-Cap Value Fund is added to the principal risk table and the following risks apply to the fund:

Investment risk, Market risk, Market segment risk, Management risk, Equity risk, Large-cap and mid-cap risk, “Value” investing risk and Securities lending risk.

Please retain this supplement for future reference

©2009 Charles Schwab & Co., Inc. All Rights Reserved.
Member SIPC REG52995-00 (12/09)

This page is intentionally left blank.

Schwab Target Funds

Annual Report
October 31, 2009

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

A suite of seven mutual funds to help keep your retirement
investments properly allocated over your lifetime.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	12.24%

Benchmark: Target 2010 Composite Index	15.44%
Fund Category: Morningstar Target-Date 2000-2010	16.32%

Performance Details	pages 6-7

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	13.82%

Benchmark: Target 2015 Composite Index	16.37%
Fund Category: Morningstar Target-Date 2011-2015	15.87%

Performance Details	pages 8-9

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	15.89%

Benchmark: Target 2020 Composite Index	16.61%
Fund Category: Morningstar Target-Date 2016-2020	16.73%

Performance Details	pages 10-11

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	17.61%

Benchmark: Target 2025 Composite Index	16.67%
Fund Category: Morningstar Target-Date 2021-2025	16.81%

Performance Details	pages 12-13

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results for less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc.

The Target 2010 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 36.4% Dow Jones U.S. Total Stock Market Index, 10.8% MSCI EAFE (Gross) Index, 30.8% Barclays Capital U.S. Aggregate Bond Index, 2.6% FTSE EPRA/NAREIT Global Index, 2.2% MSCI Emerging Markets (Gross) Index, 4.1% Barclays Capital U.S. TIPS Index, 4.1% Citigroup Non-U.S. Dollar World Government Bond Index, 2% Barclays Capital U.S. Government/Credit: 1-5 Years, and 7% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2015 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 42.4% Dow Jones U.S. Total Stock Market Index, 12.5% MSCI EAFE (Gross) Index, 27% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 2.5% MSCI Emerging Markets (Gross) Index, 3.5% Barclays Capital U.S. TIPS Index, 3.5% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 4% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2020 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 44.4% Dow Jones U.S. Total Stock Market Index, 13.3% MSCI EAFE (Gross) Index, 26.2% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 2.7% MSCI Emerging Markets (Gross) Index, 3.4% Barclays Capital U.S. TIPS Index, 3.4% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2025 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 47% Dow Jones U.S. Total Stock Market Index, 14.2% MSCI EAFE (Gross) Index, 23% Barclays Capital U.S. Aggregate Bond Index, 4% FTSE EPRA/NAREIT Global Index, 2.8% MSCI Emerging Markets (Gross) Index, 3% Barclays Capital U.S. TIPS Index, 3% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

Schwab Target Funds 1

Performance at a Glance continued

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	17.31%

Benchmark: Target 2030 Composite Index	16.81%
Fund Category: Morningstar Target-Date 2026-2030	16.85%

Performance Details	pages 14-15

Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	18.22%

Benchmark: Target 2035 Composite Index	16.87%
Fund Category: Morningstar Target-Date 2031-2035	16.93%

Performance Details	pages 16-17

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	17.66%

Benchmark: Target 2040 Composite Index	17.07%
Fund Category: Morningstar Target-Date 2036-2040	16.95%

Performance Details	pages 18-19

Minimum Initial Investment[1]	$ 100

The Target 2030 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 48.7% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE (Gross) Index, 20.6% Barclays Capital U.S. Aggregate Bond Index, 4.3% FTSE EPRA/NAREIT Global Index, 3% MSCI Emerging Markets (Gross) Index, 2.7% Barclays Capital U.S. TIPS Index, 2.7% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2035 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 51.4% Dow Jones U.S. Total Stock Market Index, 15.8% MSCI EAFE (Gross) Index, 17.4% Barclays Capital U.S. Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index, 3.2% MSCI Emerging Markets (Gross) Index, 2.3% Barclays Capital U.S. TIPS Index, 2.3% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

The Target 2040 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 54.1% Dow Jones U.S. Total Stock Market Index, 16.6% MSCI EAFE (Gross) Index, 14.2% Barclays Capital U.S. Aggregate Bond Index, 5% FTSE EPRA/NAREIT Global Index, 3.3% MSCI Emerging Markets (Gross) Index, 1.9% Barclays Capital U.S. TIPS Index, 1.9% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[1]	Please see prospectus for further details and eligibility requirements.

2 Schwab Target Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, volatile prices throughout the global financial marketplace and a recessionary economy have been among the numerous challenges affecting investment conditions and investor sentiment. While portfolios may still be below peak values reached in 2007, many have recovered substantially from lows touched as markets dropped in 2008 and early 2009. In particular, prices of many equity and fixed income securities declined precipitously toward the end of 2008 and the beginning of 2009. Since March of 2009, however, improvements in the financial markets and diminished concern over the depth and duration of the economic recession led to a broad-market recovery, with the prices of many equity securities rebounding from earlier lows.

During the reporting period, we made a number of enhancements to the Schwab Target Funds by reducing expenses and expanding the universe of underlying funds.

•	Net Operating Expenses were reduced for each fund

•	Increased allocation to fixed income in and near retirement

•	Passive index funds were added to the universe of underlying funds
Passive index funds carry lower management fees

•	Third-party funds were added to the universe of underlying funds
Funds managed by independent third-party investment advisers increase the depth and breadth of investment styles and disciplines

These enhancements are intended to help our clients continue to invest in varying market conditions. We hope that each and every client feels more comfortable planning for the future knowing that we are constantly working to make investing easier and more affordable.

For information on the investment environment and the performance of individual funds contained in this book, please see the fund managers’ discussion and analysis in the following pages of this report.

If you have any questions about Schwab Funds, we are always available at 1-800-435-4000, while additional resources may be found on Schwab.com

Thank you for investing with us.

Sincerely,

Schwab Target Funds 3

The Investment Environment

Investment conditions in the global financial market improved markedly in the second half of the reporting period, from the end of March through October, as concern over the economic recession and financial crisis ebbed. The first four months of the period, from November through February, were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount swift recoveries. Since March of 2009, however, both domestic and international markets experienced recovery, which helped to reduce earlier losses and produce positive 12-month returns in many cases. On the fixed income side, yields remained low on government backed securities, but leading broad market municipal and taxable bond indices were positive for the period.

Major economic indicators, such as Gross Domestic Product (GDP) and unemployment, continued to demonstrate that a consistent recovery has yet to materialize across many measures of the economy. GDP—the output of goods and services produced by labor and property located in the United States—rose 2.8% in the third quarter of 2009, after declining 0.7% in the prior quarter. The third quarter GDP gain was primarily attributable to increases in personal consumption expenditures, exports, private inventory investment, and government spending, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November of 2008 to 10.2% in October of 2009. Sales of existing homes were a bright spot toward the end of the period, rising 9.4% in September, fueled by tax credits for new home buyers and favorable prices.

The returns of the S&P 500 Index, which is usually seen as a bellwether for financial markets, were positive. For the 12-month reporting period ending October 31, 2009, the S&P 500 Index returned 9.80%. In the index, Information Technology was the strongest performing sector, followed by Consumer Discretionary and Materials. Financials was the weakest sector, followed by Utilities and Industrials. In general, large-cap stocks outperformed small-cap as evidenced by the Russell 1000 Index, which returned 11.20%, compared with the Russell 2000 Index, which returned 6.46%. Looking at the broad market, growth outperformed value; the Russell 3000 Growth Index returned 17.04%, while the Russell 3000 Value Index returned 4.56%. Internationally, the MSCI EAFE Index returned 28.41%, while the MSCI Emerging Markets Index (Net)* returned 64.13%.

On the fixed income side, yields were low throughout the period for U.S. Treasury securities, especially those with the shortest maturities. The Barclays Capital U.S. Short Treasury: 9-12 Months returned 1.75%. The broad taxable bond market fared better, benefiting from price recovery on mortgage-backed securities and other assets that were out of favor with investors during the darkest moments of the financial crisis; the Barclays Capital U.S. Aggregate Bond Index returned 13.79%. Returns were also positive in the tax free bond market—the Barclays Capital General Muni Bond Index returned 13.60%. The Federal Open Market Committee reaffirmed on November 4, 2009 that it would continue to hold interest rates at a target range of 0 to 0.25%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

9.80%	S&P 500® Index: measures U.S. large-cap stocks

6.46%	Russell 2000® Index: measures U.S. small-cap stocks

28.41%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

13.79%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.21%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

*The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

4 Schwab Target Funds

Fund Management

Daniel Kern, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the funds. He was appointed portfolio manager in 2008. Prior to joining the firm in 2003, he worked for more than 13 years in the investment management industry, with more than 6 of those years spent in portfolio management.

Schwab Target Funds 5

Schwab Target 2010 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds).* These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date.

The Schwab Target 2010 Fund (the fund) returned 12.24% for the period, underperforming the benchmark Target 2010 Composite Index, which returned 15.44%. The fund’s target allocations at the start of the period were 54% equity securities, 40% fixed income securities, and 6% money market funds; as of April 20, 2009, the allocations were modified to 43% equity securities, 50% fixed income securities, and 7% money market funds.

Over the reporting period, domestic and international fixed income securities were strong performers. International equity and growth style equity securities performed even better. Equity securities, in particular, rallied as both the domestic and international markets improved beginning March 2009 through the end of the period. Relative to the benchmark, the fund’s underperformance was primarily attributable to both asset allocation and security selection. Within the fund’s fixed income component, the Schwab Total Bond Market Fund and the Schwab Short-Term Bond Market Fund detracted from performance, as returns in these holdings were weaker than the overall gains experienced by the market. Looking at the fund’s U.S. equity components, the Schwab Core Equity Fund and the Laudus Rosenberg U.S. Large Cap Value Fund detracted from performance, as returns in these holdings lagged the overall lift in equity prices during the period. The fund’s allocation and selection in international equity securities generally benefitted the fund, but the effect was not enough to offset the lower returns of other holdings.

As of 10/31/09:

 Statistics

Number of Holdings	21
Weighted Average Market

Cap ($ x 1,000,000)	$48,300

Price/Earnings Ratio (P/E)	32.7

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	47%

 Asset Class Weightings % of Investments*

Fixed-Income Funds	47.8%

Equity Funds - Domestic	32.2%

Equity Funds - International	13.5%

Short-Term Investments	6.5%

Total	100.0%

 Top Holdings % of Net Assets1

Schwab Total Bond Market Fund	23.6%

Schwab Core Equity Fund	10.0%

Schwab Short-Term Bond Market Fund	9.9%

Schwab S&P 500 Index Fund	8.6%

Schwab Value Advantage Money Fund, Institutional Shares	4.6%

PIMCO Total Return Fund, Institutional Shares	4.6%

Laudus Growth Investors U.S. Large Cap Growth Fund	4.6%

Laudus International MarketMasters Fund, Select Shares	4.0%

Schwab Premier Income Fund	4.0%

Schwab Inflation Protected Fund	3.1%

Total	77.0%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

The Laudus Group of Funds includes Laudus Rosenberg Funds, Laudus Mondrian Funds and Laudus Growth Investors U.S. Large Cap Growth Fund, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Target Funds

 Schwab Target 2010 Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

July 1, 2005 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2010 Fund (7/1/05)	12.24%	-2.92%	1.41%
Benchmark: Target 2010 Composite Index[3]	15.44%	-0.26%	3.30%
Fund Category: Morningstar Target-Date 2000-2010	16.32%	-0.94%	1.67%

Fund Expense Ratios4: Net 0.63%; Gross 0.75%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

[1]	Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2010 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses.» The current composite is derived using the following portion allocations: 36.4% Dow Jones U.S. Total Stock Market Index, 10.8% MSCI EAFE (Gross) Index, 30.8% Barclays Capital U.S. Aggregate Bond Index, 2.6% FTSE EPRA/NAREIT Global Index, 2.2% MSCI Emerging Markets (Gross) Index, 4.1% Barclays Capital U.S. TIPS Index, 4.1% Citigroup Non-U.S. Dollar World Government Bond Index, 2% Barclays Capital U.S. Government/Credit: 1-5 Years, and 7% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.63%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[5]	Successor to the Dow Jones Wilshire 5000 Composite Index, which was discontinued on April 1, 2009.

Schwab Target Funds 7

Schwab Target 2015 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds)*. These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date.

The Schwab Target 2015 Fund (the fund) returned 13.82% for the period, underperforming the benchmark Target 2015 Composite Index, which returned 16.37%. The fund’s target allocations at the beginning of the period were 61% equity securities, 35% fixed income securities, and 4% money market funds; as of April 20, 2009, the allocations were modified to 57% equity securities, 39% fixed income securities, and 4% money market funds.

Over the reporting period, domestic and international fixed income securities were strong performers. International equity and growth style equity securities performed even better. Equity securities, in particular, rallied as both the domestic and international markets improved beginning March 2009 through the end of the period. Relative to the benchmark, the fund’s underperformance was primarily attributable to both allocation and security selection. Within the fund’s fixed income component the Schwab Total Bond Market Fund and the Schwab Short-Term Bond Market Fund detracted from performance, as returns in these holdings were weaker than the overall gains experienced by the market. Looking at the fund’s U.S. equity components, the Schwab Core Equity Fund and the Laudus Rosenberg U.S. Large Cap Value Fund detracted from performance, as returns in these holdings lagged the overall lift in equity prices during the period. The fund’s allocation and selection in international equity securities generally benefitted the fund, but the effect was not enough to offset the lower returns of other holdings.

As of 10/31/09:

 Statistics

Number of Holdings	21
Weighted Average Market

Cap ($ x 1,000,000)	$46,209

Price/Earnings Ratio (P/E)	32.3

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	39%

 Asset Class Weightings % of Investments*

Equity Funds - Domestic	39.1%

Fixed-Income Funds	39.6%

Equity Funds - International	16.9%

Short-Term Investments	4.4%

Total	100.0%

 Top Holdings % of Net Assets1

Schwab Total Bond Market Fund	20.8%

Schwab Core Equity Fund	11.8%

Schwab S&P 500 Index Fund	9.8%

Schwab Short-Term Bond Market Fund	6.0%
Laudus Growth Investors U.S.

Large Cap Growth Fund	5.4%
Laudus International MarketMasters

Fund, Select Shares	4.7%

Schwab Small-Cap Equity Fund	4.3%
PIMCO Total Return Fund, Institutional

Shares	4.0%

Schwab Dividend Equity Fund	3.4%

Schwab Global Real Estate Fund	3.3%

Total	73.5%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

The Laudus Group of Funds includes Laudus Rosenberg Funds, Laudus Mondrian Funds and Laudus Growth Investors U.S. Large Cap Growth Fund, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Target Funds

 Schwab Target 2015 Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

March 12, 2008 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,3

 Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Target 2015 Fund (3/12/08)	13.82%	-4.47%
Benchmark: Target 2015 Composite Index[3]	16.37%	-4.17%
Fund Category: Morningstar Target-Date 2011-2015	15.87%	-6.09%

Fund Expense Ratios4: Net 0.68%; Gross 2.78%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2015 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 42.4% Dow Jones U.S. Total Stock Market Index, 12.5% MSCI EAFE (Gross) Index, 27% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 2.5% MSCI Emerging Markets (Gross) Index, 3.5% Barclays Capital U.S. TIPS Index, 3.5% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 4% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.68%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[5]	Successor to the Dow Jones Wilshire 5000 Composite Index, which was discontinued on April 1, 2009.

Schwab Target Funds 9

Schwab Target 2020 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds).* These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date.

The Schwab Target 2020 Fund (the fund) returned 15.89% for the period, underperforming the benchmark Target 2020 Composite Index, which returned 16.61%. The fund’s target allocations at the start of the period were 65% equity securities, 33% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 67% equity securities, 31% fixed income securities, and 2% money market funds.

Over the reporting period, domestic and international fixed income securities were strong performers. International equity and growth style equity securities performed even better. Equity securities, in particular, rallied as both the domestic and international markets improved beginning March 2009 through the end of the period. Relative to the benchmark, the fund’s underperformance was primarily attributable to security selection. Within the fund’s fixed income component, the Schwab Total Bond Market Fund and the Schwab Short-Term Bond Market Fund detracted from performance, as returns in these holdings were weaker than the overall gains experienced by the market. Looking at the fund’s U.S. equity components, the Schwab Core Equity Fund and the Laudus Rosenberg U.S. Large Cap Value Fund detracted from performance, as returns in these holdings lagged the overall lift in equity prices during the period. The fund’s allocation and selection in international equity securities generally benefitted the fund, but the effect was not enough to offset the lower returns of other holdings.

As of 10/31/09:

 Statistics

Number of Holdings	22
Weighted Average Market

Cap ($ x 1,000,000)	$45,808

Price/Earnings Ratio (P/E)	30.6

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	48%

 Asset Class Weightings % of Investments*

Equity Funds - Domestic	44.9%

Fixed-Income Funds	30.4%

Equity Funds - International	22.2%

Short-Term Investments	2.5%

Total	100.0%

 Top Holdings % of Net Assets1

Schwab Total Bond Market Fund	19.0%

Schwab Core Equity Fund	13.6%

Schwab S&P 500 Index Fund	11.7%
Laudus International MarketMasters

Fund, Select Shares	6.5%
Laudus Growth Investors U.S.

Large Cap Growth Fund	6.3%

Shwab Small-Cap Equity Fund	4.6%

Schwab Global Real Estate Fund	4.2%

Schwab Dividend Equity Fund	3.3%
PIMCO Total Return Fund, Institutional

Shares	3.0%
iShares Russell 1000 Value

Index Fund	3.0%

Total	75.2%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

The Laudus Group of Funds includes Laudus Rosenberg Funds, Laudus Mondrian Funds and Laudus Growth Investors U.S. Large Cap Growth Fund, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Target Funds

 Schwab Target 2020 Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

July 1, 2005 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2020 Fund (7/1/05)	15.89%	-3.00%	1.64%
Benchmark: Target 2020 Composite Index[3]	16.61%	-1.62%	2.62%
Fund Category: Morningstar Target-Date 2016-2020	16.73%	-3.41%	0.58%

Fund Expense Ratios4: Net 0.70%; Gross 0.79%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2020 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 44.4% Dow Jones U.S. Total Stock Market Index, 13.3% MSCI EAFE (Gross) Index, 26.2% Barclays Capital U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index, 2.7% MSCI Emerging Markets (Gross) Index, 3.4% Barclays Capital U.S. TIPS Index, 3.4% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.70%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[5]	Successor to the Dow Jones Wilshire 5000 Composite Index, which was discontinued on April 1, 2009.

Schwab Target Funds 11

Schwab Target 2025 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds).* These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date.

The Schwab Target 2025 Fund (the fund) returned 17.61% for the period, while the benchmark Target 2025 Composite Index returned 16.67%. The fund’s target allocations at the beginning of the period were 69% equity securities, 29% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 75% equity securities, 23% fixed income securities, and 2% money market funds.

Over the reporting period, domestic and international fixed income securities were strong performers. International equity and growth style equity securities performed even better. Equity securities, in particular, rallied as both the domestic and international markets improved beginning March 2009 through the end of the period. Relative to the benchmark, the fund’s underweight to domestic fixed income helped performance, as these securities underperformed international equity and growth style stocks. As a corollary, the fund’s allocation to international securities and domestic growth style securities improved relative performance. From a security selection standpoint, the Laudus International MarketMasters Fund and the Laudus Rosenberg U.S. Large Cap Growth Fund helped relative performance. The Schwab Total Bond Market Fund and the Schwab Core Equity Fund, among others, generally detracted from performance.

As of 10/31/09:

 Statistics

Number of Holdings	19
Weighted Average Market

Cap ($ x 1,000,000)	$45,928

Price/Earnings Ratio (P/E)	32.0

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	44%

 Asset Class Weightings % of Investments*

Equity Funds - Domestic	51.7%

Equity Funds - International	22.9%

Fixed-Income Funds	23.4%

Short-Term Investments	2.0%

Total	100.0%

 Top Holdings % of Net Assets1

Schwab Total Bond Market Fund	16.8%

Schwab Core Equity Fund	15.6%

Schwab S&P 500 Index Fund	12.9%
Laudus Growth Investors U.S.

Large Cap Growth Fund	7.1%
Laudus International MarketMasters

Fund, Select Shares	6.4%

Shwab Small-Cap Equity Fund	5.9%

Schwab Dividend Equity Fund	4.2%

Schwab Global Real Estate Fund	4.0%
Laudus Mondrian International
  Equity Fund, Institutional

Shares	3.3%
American Century International
  Growth Fund, Institutional

Shares	3.2%

Total	79.4%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

The Laudus Group of Funds includes Laudus Rosenberg Funds, Laudus Mondrian Funds and Laudus Growth Investors U.S. Large Cap Growth Fund, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Target Funds

 Schwab Target 2025 Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

March 12, 2008 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,3

 Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Target 2025 Fund (3/12/08)	17.61%	-3.71%
Benchmark: Target 2025 Composite Index[3]	16.67%	-5.55%
Fund Category: Morningstar Target-Date 2021-2025	16.81%	-8.48%

Fund Expense Ratios4: Net 0.73%; Gross 2.14%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2025 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 47% Dow Jones U.S. Total Stock Market Index, 14.2% MSCI EAFE (Gross) Index, 23% Barclays Capital U.S. Aggregate Bond Index, 4% FTSE EPRA/NAREIT Global Index, 2.8% MSCI Emerging Markets (Gross) Index, 3% Barclays Capital U.S. TIPS Index, 3% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.73%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[5]	Successor to the Dow Jones Wilshire 5000 Composite Index, which was discontinued on April 1, 2009.

Schwab Target Funds 13

Schwab Target 2030 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds).* These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date.

The Schwab Target 2030 Fund (the fund) returned 17.31% for the period, while the benchmark Target 2030 Composite Index returned 16.81%. The fund’s target allocations at the beginning of the period were 72% equity securities, 26% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 82% equity securities, 16% fixed income securities, and 2% money market funds.

Over the reporting period, domestic and international fixed income securities were strong performers. International equity and growth style equity securities performed even better. Equity securities, in particular, rallied as both the domestic and international markets improved beginning March 2009 through the end of the period. Relative to the benchmark, the fund’s underweight to domestic fixed income helped performance, as these securities underperformed international equity and growth style stocks. As a corollary, the fund’s allocation to international securities and domestic growth style securities improved relative performance. From a security selection standpoint, the Laudus International MarketMasters Fund and the Laudus Rosenberg U.S. Large Cap Growth Fund helped relative performance. The Schwab Total Bond Market Fund and the Schwab Core Equity Fund, among others, generally detracted from performance.

As of 10/31/09:

 Statistics

Number of Holdings	20
Weighted Average Market

Cap ($ x 1,000,000)	$45,157

Price/Earnings Ratio (P/E)	29.7

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	50%

 Asset Class Weightings % of Investments*

Equity Funds - Domestic	56.9%

Equity Funds - International	24.4%

Fixed Income	16.3%

Short-Term Investments	2.4%

Total	100.0%

 Top Holdings % of Net Assets1

Schwab Core Equity Fund	16.6%

Schwab S&P 500 Index Fund	13.9%
Laudus Growth Investors U.S.

Large Cap Growth Fund	7.7%

Schwab Small-Cap Equity Fund	7.3%
Laudus International MarketMasters

Fund, Select Shares	6.8%

Schwab Global Real Estate Fund	4.6%

Schwab Dividend Equity Fund	4.1%
Laudus Small-Cap MarketMasters

Fund, Select Shares	3.9%
Laudus Mondrian International
  Equity Fund, Institutional

Shares	3.5%
American Century International
  Growth Fund, Institutional

Shares	3.5%

Total	71.9%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

The Laudus Group of Funds includes Laudus Rosenberg Funds, Laudus Mondrian Funds and Laudus Growth Investors U.S. Large Cap Growth Fund, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Target Funds

 Schwab Target 2030 Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

July 1, 2005 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2030 Fund (7/1/05)	17.31%	-3.38%	1.56%
Benchmark: Target 2030 Composite Index[3]	16.81%	-2.56%	2.19%
Fund Category: Morningstar Target-Date 2026-2030	16.85%	-5.23%	-0.11%

Fund Expense Ratios4: Net 0.74%; Gross 0.85%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2030 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 48.7% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE (Gross) Index, 20.6% Barclays Capital U.S. Aggregate Bond Index, 4.3% FTSE EPRA/NAREIT Global Index, 3% MSCI Emerging Markets (Gross) Index, 2.7% Barclays Capital U.S. TIPS Index, 2.7% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.74%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[5]	Successor to the Dow Jones Wilshire 5000 Composite Index, which was discontinued on April 1, 2009.

Schwab Target Funds 15

Schwab Target 2035 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third-party mutual funds (the underlying funds).* These underlying funds include stock, bond, and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date.

The Schwab Target 2035 Fund (the fund) returned 18.22% for the period, while the benchmark Target 2035 Composite Index returned 16.87%. The fund’s target allocations at the beginning of the period were 76% equity securities, 22% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 87% equity securities, 11% fixed income securities, and 2% money market funds.

Over the reporting period, domestic and international fixed income securities were strong performers. International equity and growth style equity securities performed even better. Equity securities, in particular, rallied as both the domestic and international markets improved beginning March 2009 through the end of the period. Relative to the benchmark, the fund’s underweight to domestic fixed income helped performance, as these securities underperformed international equity and growth style stocks. As a corollary, the fund’s allocation to international securities and domestic growth style securities improved relative performance. From a security selection standpoint, the Laudus International MarketMasters Fund and the Laudus Rosenberg U.S. Large Cap Growth Fund helped relative performance. The Schwab Total Bond Market Fund and the Schwab Core Equity Fund, among others, generally detracted from performance.

As of 10/31/09:

 Statistics

Number of Holdings	19
Weighted Average Market

Cap ($ x 1,000,000)	$45,492

Price/Earnings Ratio (P/E)	31.3

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	49%

 Asset Class Weightings % of Investments*

Equity Funds - Domestic	60.0%

Equity Funds - International	26.3%

Fixed Income Funds	11.3%

Short-Term Investments	2.4%

Total	100.0%

 Top Holdings % of Net Assets1

Schwab Core Equity Fund	17.6%

Schwab S&P 500 Index Fund	14.9%

Schwab Total Bond Market Fund	8.7%
Laudus Growth Investors U.S.

Large Cap Growth Fund	8.2%
Laudus International MarketMasters

Fund, Select Shares	7.4%

Schwab Small-Cap Equity Fund	7.4%

Schwab Dividend Equity Fund	4.8%

Schwab Global Real Estate Fund	4.7%
Laudus Small-Cap MarketMasters

Fund, Select Shares	4.0%
American Century International
  Growth Fund, Institutional

Shares	3.8%

Total	81.5%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

The Laudus Group of Funds includes Laudus Rosenberg Funds, Laudus Mondrian Funds and Laudus Growth Investors U.S. Large Cap Growth Fund, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Target Funds

 Schwab Target 2035 Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

March 12, 2008 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,3

 Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Target 2035 Fund (3/12/08)	18.22%	-5.11%
Benchmark: Target 2035 Composite Index[3]	16.87%	-6.81%
Fund Category: Morningstar Target-Date 2031-2035	16.93%	-9.65%

Fund Expense Ratios4: Net 0.76%; Gross 2.51%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2035 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 51.4% Dow Jones U.S. Total Stock Market Index, 15.8% MSCI EAFE (Gross) Index, 17.4% Barclays Capital U.S. Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index, 3.2% MSCI Emerging Markets (Gross) Index, 2.3% Barclays Capital U.S. TIPS Index, 2.3% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.76%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[5]	Successor to the Dow Jones Wilshire 5000 Composite Index, which was discontinued on April 1, 2009.

Schwab Target Funds 17

Schwab Target 2040 Fund

The Schwab Target Funds (the funds) invest in a combination of other Schwab Funds, Laudus Funds and unaffiliated, third party mutual funds (the underlying funds).* These underlying funds include stock, bond and money market mutual funds and are used by the funds to meet their various target asset allocations and investment styles. Performance of the funds thus reflects a blend of the results of their underlying funds. The target asset allocation will be adjusted annually based on the adviser’s asset allocation strategy. In general, each of the Target fund’s allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date.

The Schwab Target 2040 Fund (the fund) returned 17.66% for the period, while the benchmark Target 2040 Composite Index returned 17.07%. The fund’s target allocations at the beginning of the period were 79% equity securities, 19% fixed income securities, and 2% money market funds; as of April 20, 2009, the allocations were modified to 91% equity securities, 7% fixed income securities, and 2% money market funds.

Over the reporting period, domestic and international fixed income securities were strong performers. International equity and growth style equity securities performed even better. Equity securities, in particular, rallied as both the domestic and international markets improved beginning March 2009 through the end of the period. Relative to the benchmark, the fund’s underweight to domestic fixed income helped performance, as these securities underperformed international equity and growth style stocks. As a corollary, the fund’s allocation to international securities and domestic growth style securities improved relative performance. From a security selection standpoint, the Laudus International MarketMasters Fund and the Laudus Rosenberg U.S. Large Cap Growth Fund helped relative performance. The Schwab Total Bond Market Fund and the Schwab Core Equity Fund, among others, generally detracted from performance.

As of 10/31/09:

 Statistics

Number of Holdings	20
Weighted Average Market

Cap ($ x 1,000,000)	$45,211

Price/Earnings Ratio (P/E)	29.6

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	51%

 Asset Class Weightings % of Investments*

Equity Funds - Domestic	62.6%

Equity Funds - International	27.8%

Fixed-Income Funds	7.1%

Short-Term Investments	2.5%

Total	100.0%

 Top Holdings % of Net Assets1

Schwab Core Equity Fund	19.0%

Schwab S&P 500 Index Fund	15.0%
Laudus Growth Investors U.S.

Large Cap Growth Fund	8.6%

Schwab Small-Cap Equity Fund	7.7%
Laudus International MarketMasters

Fund, Select Shares	7.6%

Schwab Total Bond Market Fund	5.3%

Schwab Global Real Estate Fund	5.0%

Schwab Dividend Equity Fund	4.7%
Laudus Small-Cap MarketMasters

fund, Select Shares	4.2%
Laudus Mondrian International
  Equity Fund, Institutional

Shares	4.0%

Total	81.1%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

The Laudus Group of Funds includes Laudus Rosenberg Funds, Laudus Mondrian Funds and Laudus Growth Investors U.S. Large Cap Growth Fund, which are part of the Laudus Trust and distributed by ALPS Distributors, Inc., and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	Each fund intends to invest in a combination of the underlying funds; however, each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.

[1]	This list is not a recommendation of any security by the investment adviser.

18 Schwab Target Funds

 Schwab Target 2040 Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

July 1, 2005 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Target 2040 Fund (7/1/05)	17.66%	-3.90%	1.51%
Benchmark: Target 2040 Composite Index[3]	17.07%	-3.41%	1.87%
Fund Category: Morningstar Target-Date 2036-2040	16.95%	-5.96%	-0.39%

Fund Expense Ratios4: Net 0.77%; Gross 0.93%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	The Target 2040 Composite Index is based on an asset allocation glide schedule and will become more conservative as time elapses. The current composite is derived using the following portion allocations: 54.1% Dow Jones U.S. Total Stock Market Index, 16.6% MSCI EAFE (Gross) Index, 14.2% Barclays Capital U.S. Aggregate Bond Index, 5% FTSE EPRA/NAREIT Global Index, 3.3% MSCI Emerging Markets (Gross) Index, 1.9% Barclays Capital U.S. TIPS Index, 1.9% Citigroup Non-U.S. Dollar World Government Bond Index, 1% Barclays Capital U.S. Government/Credit: 1-5 Years, and 2% Barclays Capital U.S. Treasury Bills: 1-3 Months.

[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.77%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[5]	Successor to the Dow Jones Wilshire 5000 Composite Index, which was discontinued on April 1, 2009.

Schwab Target Funds 19

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning May 1, 2009 and held through October 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/09	at 10/31/09	5/1/09–10/31/09

Schwab Target 2010 Fund*
Actual Return	0.00%	$1,000	$1,132.90	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2015 Fund*
Actual Return	0.00%	$1,000	$1,153.60	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2020 Fund*
Actual Return	0.00%	$1,000	$1,173.00	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2025 Fund*
Actual Return	0.00%	$1,000	$1,185.30	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2030 Fund*
Actual Return	0.00%	$1,000	$1,193.40	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2035 Fund*
Actual Return	0.00%	$1,000	$1,203.20	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

Schwab Target 2040 Fund*
Actual Return	0.00%	$1,000	$1,207.70	$0.00
Hypothetical 5% Return	0.00%	$1,000	$1,025.21	$0.00

*	Effective April 20, 2009, the net operating expense limitation was reduced. See financial note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights; does not include expenses of underlying funds in which the Target Funds invest.

[2]	Except as otherwise noted, expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

20 Schwab Target Funds

Schwab Target 2010 Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.76	12.65	11.42	10.24	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.28	0.32	0.23	0.22	0.04
Net realized and unrealized gains (losses)	0.75	(3.73)	1.24	1.13	0.20

Total from investment operations	1.03	(3.41)	1.47	1.35	0.24
Less distributions:
Distributions from net investment income	(0.33)	(0.38)	(0.21)	(0.17)	—
Distributions from net realized gains	—	(0.10)	(0.03)	—	—

Total distributions	(0.33)	(0.48)	(0.24)	(0.17)	—

Net asset value at end of period	9.46	8.76	12.65	11.42	10.24

Total return (%)	12.24	(27.87)	13.02	13.39	2.40	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.03 [4]	0.06	0.06	0.06	0.06	[5]
Gross operating expenses[3]	0.16	0.11	0.09	0.27	0.37	[5]
Net investment income (loss)	3.04	2.89	2.10	2.12	1.51	[5]
Portfolio turnover rate	47	50 [6]	1	0 [7]	—
Net assets, end of period ($ x 1,000,000)	75	80	138	62	32

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.
5 Annualized.
6 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.
7 Less than 1%.

See financial notes 21

 Schwab Target 2010 Fund

Portfolio Holdings  as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.1%	Other Investment Companies	72,583	73,412
1.8%	Short-Term Investment	1,358	1,358

99.9%	Total Investments	73,941	74,770
0.1%	Other Assets and Liabilities, Net		94

100.0%	Total Net Assets		74,864

	Number of	Value
Security	Shares	($ x 1,000)

Other Investment Companies 98.1% of net assets

Equity Funds 45.7%
American Century International Growth Fund, Institutional Shares	167,266	1,562
iShares Russell 1000 Value Index Fund	29,000	1,557
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	346,021	3,408
Laudus International MarketMasters Fund, Select Shares (a)	201,173	3,028
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	144,427	1,187
Laudus Mondrian International Equity Fund, Institutional Shares (a)	208,765	1,553
Laudus Rosenberg International Small Capitalization Fund, Select Shares (a)	103,026	1,179
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	107,143	1,017
Schwab Core Equity Fund (a)	525,387	7,492
Schwab Dividend Equity Fund (a)	176,909	1,936
Schwab Global Real Estate Fund (a)	270,543	1,556
Schwab S&P 500 Index Fund (a)	396,981	6,463
Schwab Small-Cap Equity Fund (a)	200,207	2,230

		34,168

Fixed-Income Funds 47.8%
Laudus Mondrian International Fixed Income Fund (a)	171,549	2,004
PIMCO Total Return Fund, Institutional Shares	314,044	3,436
Schwab Inflation Protected Fund (a)	220,926	2,295
Schwab Premier Income Fund (a)	299,328	2,999
Schwab Short-Term Bond Market Fund (a)	824,209	7,401
Schwab Total Bond Market Fund (a)	1,951,399	17,641

		35,776

Money Funds 4.6%
Schwab Value Advantage Money Fund, Institutional Shares (a)	3,468,431	3,468

Total Other Investment Company (Cost $72,583)		73,412

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.8% of net assets

Commercial Paper & Other Obligations 1.8%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	1,358	1,358

Total Short-Term Investment (Cost $1,358)		1,358

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $74,894 and the unrealized appreciation and depreciation were $3,218 and ($3,342), respectively, with a net unrealized depreciation of ($124).

(a)	Issuer is affiliated with the fund’s adviser.

22 See financial notes

 Schwab Target 2010 Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $66,583)		$66,857
Investments in unaffiliated issuers, at value (cost $7,358)	+	7,913

Total investments, at value (cost $73,941)		74,770
Receivables:
Dividends		105
Fund shares sold		42
Prepaid expenses	+	1

Total assets		74,918

Liabilities
Payables:
Administrator fees		2
Fund shares redeemed		19
Accrued expenses	+	33

Total liabilities		54

Net Assets
Total assets		74,918
Total liabilities	−	54

Net assets		$74,864
Net Assets by Source
Capital received from investors		95,016
Net investment income not yet distributed		1,209
Net realized capital losses		(22,190)
Net unrealized capital gains		829

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$74,864		7,914		$9.46

See financial notes 23

 Schwab Target 2010 Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$2,110
Dividends received from unaffiliated underlying funds	+	132

Total investment income		2,242

Net Realized Gains and Losses
Realized capital gains distributions received from affiliated underlying funds		66
Net realized losses on sales of affiliated underlying funds		(14,068)
Net realized gains on sales of unaffiliated underlying funds	+	744

Net realized losses		(13,258)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		18,442
Net unrealized gains on unaffiliated underlying funds	+	555

Net unrealized gains		18,997

Expenses
Transfer agent fees		5
Professional fees		42
Registration fees		21
Portfolio accounting fees		16
Shareholder reports		14
Custodian fees		8
Trustees’ fees		6
Other expenses	+	3

Total expenses		115
Expense reduction by adviser and Schwab	−	94

Net expenses		21

Increase (Decrease) in Net Assets from Operations
Total investment income		2,242
Net expenses	−	21

Net investment income		2,221
Net realized losses		(13,258)
Net unrealized gains	+	18,997

Increase in net assets from operations		$7,960

24 See financial notes

 Schwab Target 2010 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$2,221	$3,389
Net realized losses		(13,258)	(7,835)
Net unrealized gains (losses)	+	18,997	(31,198)

Increase (Decrease) in net assets from operations		7,960	(35,644)

Distributions to Shareholders
Distributions from net investment income		2,875	4,243
Distributions from net realized gains	+	—	1,117

Total distributions		$2,875	$5,360

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,552	$13,459	2,953	$32,660
Shares reinvested		317	2,678	437	5,033
Shares redeemed	+	(3,065)	(26,187)	(5,174)	(54,628)

Net transactions in fund shares		(1,196)	($10,050)	(1,784)	($16,935)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,110	$79,829	10,894	$137,768
Total decrease	+	(1,196)	(4,965)	(1,784)	(57,939)

End of period		7,914	$74,864	9,110	$79,829

Net investment income not yet distributed			$1,209		$1,860

See financial notes 25

Schwab Target 2015 Fund

Financial Statements

Financial Highlights

	11/1/08–	3/12/08[1]–
	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	8.15	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.06
Net realized and unrealized gains (losses)	0.91	(1.91)

Total from investment operations	1.10	(1.85)
Less distributions:
Distributions from net investment income	(0.16)	—
Distributions from net realized gains	(0.00)[2]	—

Total distributions	(0.16)	—

Net asset value at end of period	9.09	8.15

Total return (%)	13.82	(18.50)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[4]	0.02 [5]	0.05	[6]
Gross operating expenses[4]	0.85	1.90	[6]
Net investment income (loss)	2.57	1.87	[6]
Portfolio turnover rate	39	35	[3]
Net assets, end of period ($ x 1,000,000)	17	6

1 Commencement of operations.
2 Amount less than $0.01.
3 Not annualized.
4 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.
6 Annualized.

26 See financial notes

 Schwab Target 2015 Fund

Portfolio Holdings  as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

96.8%	Other Investment Companies	15,497	16,578
2.7%	Short-Term Investment	456	456

99.5%	Total Investments	15,953	17,034
0.5%	Other Assets and Liabilities, Net		87

100.0%	Total Net Assets		17,121

	Number of	Value
Security	Shares	($ x 1,000)

Other Investment Companies 96.8% of net assets

Equity Funds 55.7%
American Century International Growth Fund, Institutional Shares	43,211	404
iShares Russell 1000 Value Index Fund	6,400	344
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	93,806	924
Laudus International MarketMasters Fund, Select Shares (a)	53,663	808
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	42,945	353
Laudus Mondrian International Equity Fund, Institutional Shares (a)	54,576	406
Laudus Rosenberg International Discovery Fund, Select Shares (a)	39,879	347
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	39,964	379
Schwab Core Equity Fund (a)	142,007	2,025
Schwab Dividend Equity Fund (a)	53,194	582
Schwab Global Real Estate Fund (a)	96,946	557
Schwab S&P 500 Index Fund (a)	103,285	1,681
Schwab Small-Cap Equity Fund (a)	65,403	729

		9,539

Fixed-Income Funds 39.4%
Laudus Mondrian International Fixed Income Fund (a)	36,468	426
PIMCO Total Return Fund, Institutional Shares	62,927	688
Schwab Inflation Protected Fund (a)	49,754	517
Schwab Premier Income Fund (a)	51,813	519
Schwab Short-Term Bond Market Fund (a)	115,136	1,034
Schwab Total Bond Market Fund (a)	394,160	3,563

		6,747

Money Funds 1.7%
Schwab Value Advantage Money Fund, Institutional Shares (a)	291,651	292

Total Other Investment Companies (Cost $15,497)		16,578

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 2.7% of net assets

Commercial Paper & Other Obligations 2.7%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	456	456

Total Short-Term Investment (Cost $456)		456

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $16,177 and the unrealized appreciation and depreciation were $887 and ($30), respectively, with a net unrealized appreciation of $857.

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 27

 Schwab Target 2015 Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $14,149)		$15,142
Investments in unaffiliated issuers, at value (cost $1,804)	+	1,892

Total investments, at value (cost $15,953)		17,034
Receivables:
Fund shares sold		113
Dividends		18
Due from investment adviser	+	2

Total assets		17,167

Liabilities
Payables:
Fund shares redeemed		19
Accrued expenses	+	27

Total liabilities		46

Net Assets
Total assets		17,167
Total liabilities	−	46

Net assets		$17,121
Net Assets by Source
Capital received from investors		16,849
Net investment income not yet distributed		159
Net realized capital losses		(968)
Net unrealized capital gains		1,081

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$17,121		1,883		$9.09

28 See financial notes

 Schwab Target 2015 Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$225
Dividends received from unaffiliated underlying funds	+	19

Total investment income		244

Net Realized Gains and Losses
Realized capital gains distributions received from affiliated underlying funds		6
Net realized losses on sales of affiliated underlying funds		(989)
Net realized gains on sales of unaffiliated underlying funds	+	81

Net realized losses		(902)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		2,130
Net unrealized gains on unaffiliated underlying funds	+	88

Net unrealized gains		2,218

Expenses
Transfer agent fees		1
Professional fees		33
Portfolio accounting fees		15
Registration fees		13
Custodian fees		8
Trustees’ fees		6
Shareholder reports		3
Other expenses	+	1

Total expenses		80
Expense reduction by adviser and Schwab	−	79

Net expenses		1

Increase (Decrease) in Net Assets from Operations
Total investment income		244
Net expenses	−	1

Net investment income		243
Net realized losses		(902)
Net unrealized gains	+	2,218

Increase in net assets from operations		$1,559

See financial notes 29

 Schwab Target 2015 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	03/12/08*-10/31/08
Net investment income		$243	$40
Net realized losses		(902)	(64)
Net unrealized gains (losses)	+	2,218	(1,137)

Increase (Decrease) in net assets from operations		1,559	(1,161)

Distributions to Shareholders
Distributions from net investment income		124	—
Distributions from net realized gains	+	2	—

Total distributions		$126	$-

Transactions in Fund Shares

		11/01/08-10/31/09		03/12/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,490	$12,410	900	$8,772
Shares reinvested		16	124	—	—
Shares redeemed	+	(349)	(2,765)	(174)	(1,692)

Net transactions in fund shares		1,157	$9,769	726	$7,080

Shares Outstanding and Net Assets
		11/01/08-10/31/09		03/12/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		726	$5,919	—	$-
Total increase	+	1,157	11,202	726	5,919

End of period		1,883	$17,121	726	$5,919

Net investment income not yet distributed			$159		$40

*	Commencement of operations.

30 See financial notes

Schwab Target 2020 Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	7/1/05[1] –
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.59	12.88	11.56	10.28	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.30	0.21	0.21	0.04
Net realized and unrealized gains (losses)	1.08	(4.11)	1.33	1.25	0.24

Total from investment operations	1.32	(3.81)	1.54	1.46	0.28
Less distributions:
Distributions from net investment income	(0.28)	(0.38)	(0.19)	(0.18)	—
Distributions from net realized gains	—	(0.10)	(0.03)	—	—

Total distributions	(0.28)	(0.48)	(0.22)	(0.18)	—

Net asset value at end of period	9.63	8.59	12.88	11.56	10.28

Total return (%)	15.89	(30.59)	13.47	14.36	2.80	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.02 [4]	0.04	0.04	0.04	0.04	[5]
Gross operating expenses[3]	0.09	0.08	0.07	0.22	0.36	[5]
Net investment income (loss)	2.75	2.67	1.84	1.84	1.29	[5]
Portfolio turnover rate	48	34 [6]	—	—	—
Net assets, end of period ($ x 1,000,000)	198	163	225	84	35

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.
5 Annualized.
6 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 31

 Schwab Target 2020 Fund

Portfolio Holdings  as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.8%	Other Investment Companies	195,093	195,458
1.1%	Short-Term Investment	2,264	2,264

99.9%	Total Investments	197,357	197,722
0.1%	Other Assets and Liabilities, Net		217

100.0%	Total Net Assets		197,939

	Number of	Value
Security	Shares	($ x 1,000)

Other Investment Companies 98.8% of net assets

Equity Funds 67.0%
American Century International Growth Fund, Institutional Shares	624,428	5,832
iShares Russell 1000 Value Index Fund	110,000	5,908
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	1,268,743	12,497
Laudus International MarketMasters Fund, Select Shares (a)	853,416	12,844
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	699,018	5,746
Laudus Mondrian International Equity Fund, Institutional Shares (a)	760,687	5,660
Laudus Rosenberg International Discovery Fund, Select Shares (a)	158,028	1,373
Laudus Rosenberg International Small Capitalization Fund, Select Shares (a)	349,180	3,995
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	482,704	4,581
Schwab Core Equity Fund (a)	1,886,906	26,907
Schwab Dividend Equity Fund (a)	600,251	6,567
Schwab Global Real Estate Fund (a)	1,461,135	8,401
Schwab S&P 500 Index Fund (a)	1,424,906	23,198
Schwab Small-Cap Equity Fund (a)	823,630	9,175

		132,684

Fixed-Income Funds 30.4%
Laudus Mondrian International Fixed Income Fund (a)	405,231	4,733
PIMCO Total Return Fund, Institutional Shares	545,451	5,967
Schwab Inflation Protected Fund (a)	474,164	4,927
Schwab Premier Income Fund (a)	301,972	3,026
Schwab Short-Term Bond Market Fund (a)	430,997	3,870
Schwab Total Bond Market Fund (a)	4,155,259	37,563

		60,086

Money Funds 1.4%
Schwab Value Advantage Money Fund, Institutional Shares (a)	2,687,964	2,688

Total Other Investment Company (Cost $195,093)		195,458

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.1% of net assets

Commercial Paper & Other Obligation 1.1%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	2,264	2,264

Total Short-Term Investment (Cost $2,264)		2,264

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $199,651 and the unrealized appreciation and depreciation were $10,401 and ($12,330), respectively, with a net unrealized depreciation of ($1,929).

(a)	Issuer is affiliated with the fund’s adviser.

32 See financial notes

 Schwab Target 2020 Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $178,924)		$177,751
Investment in unaffiliated issuers, at value (cost $18,433)	+	19,971

Total Investments, at value (cost $197,357)		197,722
Receivables:
Fund shares sold		208
Dividends		168
Prepaid expenses	+	3

Total assets		198,101

Liabilities
Payables:
Administrator fees		5
Fund shares redeemed		118
Trustees’ fees		1
Accrued expenses	+	38

Total liabilities		162

Net Assets
Total assets		198,101
Total liabilities	−	162

Net assets		$197,939
Net Assets by Source
Capital received from investors		234,551
Net investment income not yet distributed		2,281
Net realized capital losses		(39,258)
Net unrealized capital gains		365

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$197,939		20,552		$9.63

See financial notes 33

 Schwab Target 2020 Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$4,376
Dividends received from unaffiliated underlying funds	+	250

Total investment income		4,626

Net Realized Gains and Losses
Realized capital gain distributions received from affiliated underlying funds		144
Net realized losses on sales of affiliated underlying funds		(27,668)
Net realized gains on sales of unaffiliated underlying funds	+	1,835

Net realized losses		(25,689)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		45,281
Net unrealized gains on unaffiliated underlying funds	+	1,538

Net unrealized gains		46,819

Expenses
Transfer agent fees		5
Professional fees		49
Shareholder reports		38
Registration fees		30
Portfolio accounting fees		18
Custodian fees		8
Trustees’ fees		7
Other expenses	+	4

Total expenses		159
Expense reduction by adviser and Schwab	−	130

Net expenses		29

Increase (Decrease) in Net Assets from Operations
Total investment income		4,626
Net expenses	−	29

Net investment income		4,597
Net realized losses		(25,689)
Net unrealized gains	+	46,819

Increase in net assets from operations		$25,727

34 See financial notes

 Schwab Target 2020 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$4,597	$5,541
Net realized losses		(25,689)	(11,630)
Net unrealized gains (losses)	+	46,819	(66,226)

Increase (Decrease) in net assets from operations		25,727	(72,315)

Distributions to Shareholders
Distributions from net investment income		5,224	6,771
Distributions from net realized gains	+	—	1,775

Total distributions		$5,224	$8,546

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,975	$43,182	6,200	$68,386
Shares reinvested		614	5,079	716	8,346
Shares redeemed	+	(3,983)	(33,565)	(5,403)	(57,658)

Net transactions in fund shares		1,606	$14,696	1,513	$19,074

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		18,946	$162,740	17,433	$224,527
Total increase or decrease	+	1,606	35,199	1,513	(61,787)

End of period		20,552	$197,939	18,946	$162,740

Net investment income not yet distributed			$2,281		$2,894

See financial notes 35

Schwab Target 2025 Fund

Financial Statements

Financial Highlights

	11/1/08–	3/12/08[1]–
	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	7.99	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.05
Net realized and unrealized gains (losses)	1.21	(2.06)

Total from investment operations	1.38	(2.01)
Less distributions:
Distributions from net investment income	(0.16)	—

Net asset value at end of period	9.21	7.99

Total return (%)	17.61	(20.10)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.01 [4]	0.04	[5]
Gross operating expenses[3]	0.57	1.27	[5]
Net investment income (loss)	2.15	1.60	[5]
Portfolio turnover rate	44	3	[2]
Net assets, end of period ($ x 1,000,000)	26	8

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.
5 Annualized.

36 See financial notes

 Schwab Target 2025 Fund

Portfolio Holdings  as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.0%	Other Investment Companies	23,307	25,716
1.6%	Short-Term Investment	421	421

99.6%	Total Investments	23,728	26,137
0.4%	Other Assets and Liabilities, Net		106

100.0%	Total Net Assets		26,243

	Number of	Value
Security	Shares	($ x 1,000)

Other Investment Companies 98.0% of net assets

Equity Funds 74.4%
American Century International Growth Fund, Institutional Shares	90,551	846
iShares Russell 1000 Value Index Fund	13,600	730
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	189,884	1,870
Laudus International MarketMasters Fund, Select Shares (a)	111,683	1,681
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	93,626	770
Laudus Mondrian International Equity Fund, Institutional Shares (a)	115,287	858
Laudus Rosenberg International Discovery Fund, Select Shares (a)	88,615	770
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	81,309	772
Schwab Core Equity Fund (a)	287,758	4,103
Schwab Dividend Equity Fund (a)	101,563	1,111
Schwab Global Real Estate Fund (a)	184,001	1,058
Schwab S&P 500 Index Fund (a)	208,139	3,389
Schwab Small-Cap Equity Fund (a)	139,789	1,557

		19,515

Fixed-Income Funds 23.2%
Laudus Mondrian International Fixed Income Fund (a)	45,910	536
PIMCO Total Return Fund, Institutional Shares	56,756	621
Schwab Inflation Protected Fund (a)	52,086	541
Schwab Total Bond Market Fund (a)	487,276	4,405

		6,103

Money Funds 0.4%
Schwab Value Advantage Money Fund, Institutional Shares (a)	98,128	98

Total Other Investment Companies (Cost $23,307)		25,716

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.6% of net assets

Commercial Paper & Other Obligations 1.6%
Citibank, New York Time Deposit
0.03%, 11/02/09	421	421

Total Short-Term Investment (Cost $421)		421

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $24,458 and the unrealized appreciation and depreciation were $1,733 and ($54), respectively, with a net unrealized appreciation of $1,679.

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 37

 Schwab Target 2025 Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $21,266)		$23,519
Investments in unaffiliated issuers, at value (cost $2,462)	+	2,618

Total Investments, at value (cost $23,728)		26,137
Receivables:
Fund shares sold		123
Dividends		16
Due from investment adviser	+	2

Total assets		26,278

Liabilities
Payables:
Fund shares redeemed		9
Accrued expenses	+	26

Total liabilities		35

Net Assets
Total assets		26,278
Total liabilities	−	35

Net assets		$26,243
Net Assets by Source
Capital received from investors		25,118
Net investment income not yet distributed		192
Net realized capital losses		(1,476)
Net unrealized capital gains		2,409

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$26,243		2,850		$9.21

38 See financial notes

 Schwab Target 2025 Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$296
Dividends received from unaffiliated underlying funds	+	22

Total investment income		318

Net Realized Gains and Losses
Realized capital gain distributions received from affiliated underlying funds		8
Net realized losses on sales of affiliated underlying funds		(1,631)
Net realized gains on sales of unaffiliated underlying funds	+	164

Net realized losses		(1,459)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		4,170
Net unrealized gains on unaffiliated underlying funds	+	156

Net unrealized gains		4,326

Expenses
Transfer agent fees		2
Professional fees		34
Portfolio accounting fees		15
Registration fees		13
Custodian fees		8
Trustees’ fees		6
Shareholder reports		4
Other expenses	+	1

Total expenses		83
Expense reduction by adviser and Schwab	−	81

Net expenses		2

Increase (Decrease) in Net Assets from Operations
Total investment income		318
Net expenses	−	2

Net investment income		316
Net realized losses		(1,459)
Net unrealized gains	+	4,326

Increase in net assets from operations		$3,183

See financial notes 39

 Schwab Target 2025 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	03/12/08*-10/31/08
Net investment income		$316	$51
Net realized losses		(1,459)	(16)
Net unrealized gain (losses)	+	4,326	(1,917)

Increase (Decrease) in net assets from operations		$3,183	($1,882)

Distributions to Shareholders
Distributions from net investment income		$176	$-

Transactions in Fund Shares

		11/01/08-10/31/09		03/12/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,280	$18,714	1,041	$10,308
Shares reinvested		22	174	—	—
Shares redeemed	+	(398)	(3,215)	(95)	(863)

Net transactions in fund shares		1,904	$15,673	946	$9,445

Shares Outstanding and Net Assets
		11/01/08-10/31/09		03/12/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		946	$7,563	—	$-
Total increase	+	1,904	18,680	946	7,563

End of period		2,850	$26,243	946	$7,563

Net investment income not yet distributed			$192		$51

*	Commencement of operations.

40 See financial notes

Schwab Target 2030 Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.51	13.15	11.67	10.31	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.28	0.18	0.19	0.03
Net realized and unrealized gains (losses)	1.23	(4.47)	1.48	1.34	0.28

Total from investment operations	1.43	(4.19)	1.66	1.53	0.31
Less distributions:
Distributions from net income	(0.25)	(0.35)	(0.16)	(0.17)	—
Distributions from net realized gains	—	(0.10)	(0.02)	—	—

Total distributions	(0.25)	(0.45)	(0.18)	(0.17)	—

Net asset value at end of period	9.69	8.51	13.15	11.67	10.31

Total return (%)	17.31	(32.83)	14.45	14.99	3.10	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.01 [4]	0.03	0.03	0.03	0.03	[5]
Gross operating expenses[3]	0.11	0.10	0.09	0.32	0.58	[5]
Net investment income (loss)	2.37	2.35	1.50	1.54	1.05	[5]
Portfolio turnover rate	50	31 [6]	—	—	—
Net assets, end of period ($ x 1,000,000)	200	129	162	56	19

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.
5 Annualized.
6 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 41

 Schwab Target 2030 Fund

Portfolio Holdings  as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

99.0%		Other Investment Companies	193,161	198,240
1.2%		Short-Term Investment	2,328	2,328

100.2%		Total Investments	195,489	200,568
(0	.2)%	Other Assets and Liabilities, Net		(490)

100.0%		Total Net Assets		200,078

	Number of	Value
Security	Shares	($ x 1,000)

Other Investment Companies 99.0% of net assets

Equity Funds 81.5%
American Century International Growth Fund, Institutional Shares	741,880	6,929
iShares Russell 1000 Value Index Fund	125,000	6,714
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	1,571,885	15,483
Laudus International MarketMasters Fund, Select Shares (a)	900,944	13,559
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	746,218	6,134
Laudus Mondrian International Equity Fund, Institutional Shares (a)	941,822	7,007
Laudus Rosenberg International Discovery Fund, Select Shares (a)	312,128	2,712
Laudus Rosenberg International Small Capitalization Fund, Select Shares (a)	288,700	3,303
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	829,617	7,873
Schwab Core Equity Fund (a)	2,335,175	33,300
Schwab Dividend Equity Fund (a)	756,552	8,277
Schwab Global Real Estate Fund (a)	1,609,602	9,255
Schwab S&P 500 Index Fund (a)	1,713,949	27,903
Schwab Small-Cap Equity Fund (a)	1,310,455	14,599

		163,048

Fixed-Income Funds 16.3%
Laudus Mondrian International Fixed Income Fund (a)	211,907	2,475
PIMCO Total Return Fund, Institutional Shares	284,990	3,118
Schwab Inflation Protected Fund (a)	239,361	2,487
Schwab Total Bond Market Fund (a)	2,716,062	24,553

		32,633

Money Funds 1.2%
Schwab Value Advantage Money Fund, Institutional Shares (a)	2,558,910	2,559

Total Other Investment Company (Cost $193,161)		198,240

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.2% of net assets

Commercial Paper & Other Obligations 1.2%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	2,328	2,328

Total Short-Term Investment (Cost $2,328)		2,328

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $199,431 and the unrealized appreciation and depreciation were $10,300 and ($9,163), respectively, with a net unrealized appreciation of $1,137.

(a)	Issuer is affiliated with the fund’s adviser.

42 See financial notes

 Schwab Target 2030 Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $177,834)		$181,479
Investments in unaffiliated issuers, at value (cost $17,655)	+	19,089

Total investments, at value (cost $195,489)		200,568
Receivables:
Fund shares sold		460
Dividends		86
Prepaid expenses	+	3

Total assets		201,117

Liabilities
Payables:
Administrator fees		8
Investments bought		850
Fund shares redeemed		139
Accrued expenses	+	42

Total liabilities		1,039

Net Assets
Total assets		201,117
Total liabilities	−	1,039

Net assets		$200,078
Net Assets by Source
Capital received from investors		225,085
Net investment income not yet distributed		1,607
Net realized capital losses		(31,693)
Net unrealized capital gains		5,079

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$200,078		20,652		$9.69

See financial notes 43

 Schwab Target 2030 Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$3,397
Dividends received from unaffiliated underlying funds		167
Interest	+	1

Total investment income		3,565

Net Realized Gains and Losses
Realized capital gains distributions received from affiliated underlying funds		119
Net realized losses on sales of affiliated underlying funds		(24,689)
Net realized gains on sales of unaffiliated underlying funds	+	1,852

Net realized losses		(22,718)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		44,805
Net unrealized gains on unaffiliated underlying funds	+	1,434

Net unrealized gains		46,239

Expenses
Transfer agent fees		10
Professional fees		47
Shareholder reports		43
Registration fees		30
Portfolio accounting fees		17
Custodian fees		9
Trustees’ fees		7
Other expenses	+	4

Total expenses		167
Expense reduction by adviser and Schwab	−	149

Net expenses		18

Increase (Decrease) in Net Assets from Operations
Total investment income		3,565
Net expenses	−	18

Net investment income		3,547
Net realized losses		(22,718)
Net unrealized gains	+	46,239

Increase in net assets from operations		$27,068

44 See financial notes

 Schwab Target 2030 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$3,547	$3,728
Net realized losses		(22,718)	(7,462)
Net unrealized gains (losses)	+	46,239	(56,219)

Increase (Decrease) in net assets from operations		27,068	(59,953)

Distributions to Shareholders
Distributions from net investment income		3,827	4,582
Distributions from net realized gains	+	-	1,299

Total distributions		$3,827	$5,881

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,906	$68,297	5,714	$63,457
Shares reinvested		458	3,740	483	5,740
Shares redeemed	+	(2,821)	(23,796)	(3,426)	(37,045)

Net transactions in fund shares		5,543	$48,241	2,771	$32,152

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,109	$128,596	12,338	$162,278
Total increase or decrease	+	5,543	71,482	2,771	($33,682)

End of period		20,652	$200,078	15,109	$128,596

Net investment income not yet distributed			$1,607		$1,882

See financial notes 45

Schwab Target 2035 Fund

Financial Statements

Financial Highlights

	11/1/08–	3/12/08[1]–
	10/31/09	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	7.76	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.04
Net realized and unrealized gains (losses)	1.23	(2.28)

Total from investment operations	1.38	(2.24)
Less distributions:
Dividends from net investment income	(0.14)	—

Net asset value at end of period	9.00	7.76

Total return (%)	18.22	(22.40)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.01 [4]	0.02	[5]
Gross operating expenses[3]	0.67	1.57	[5]
Net investment income (loss)	1.92	1.32	[5]
Portfolio turnover rate	49	7	[2]
Net assets, end of period ($ x 1,000,000)	22	6

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.
5 Annualized.

46 See financial notes

 Schwab Target 2035 Fund

Portfolio Holdings  as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

99.0%		Other Investment Companies	19,492	21,867
1.2%		Short-Term Investment	276	276

100.2%		Total Investments	19,768	22,143
(0	.2)%	Other Assets and Liabilities, Net		(53)

100.0%		Total Net Assets		22,090

	Number of	Value
Security	Shares	($ x 1,000)

Other Investment Companies 99.0% of net assets

Equity Funds 86.6%
American Century International Growth Fund, Institutional Shares	89,397	835
iShares Russell 1000 Value Index Fund	13,500	725
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	183,919	1,812
Laudus International MarketMasters Fund, Select Shares (a)	108,808	1,638
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	90,654	745
Laudus Mondrian International Equity Fund, Institutional Shares (a)	112,230	835
Laudus Rosenberg International Discovery Fund, Select Shares (a)	86,363	750
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	92,278	876
Schwab Core Equity Fund (a)	272,719	3,889
Schwab Dividend Equity Fund (a)	97,428	1,066
Schwab Global Real Estate Fund (a)	178,902	1,029
Schwab S&P 500 Index Fund (a)	202,672	3,299
Schwab Small-Cap Equity Fund (a)	145,838	1,625

		19,124

Fixed-Income Funds 11.3%
Laudus Mondrian International Fixed Income Fund (a)	14,330	167
PIMCO Total Return Fund, Institutional Shares	20,677	226
Schwab Inflation Protected Fund (a)	17,699	184
Schwab Total Bond Market Fund (a)	212,404	1,920

		2,497

Money Funds 1.1%
Schwab Value Advantage Money Fund, Institutional Shares (a)	246,451	246

Total Other Investment Companies (Cost $19,492)		21,867

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.2% of net assets

Commercial Paper & Other Obligation 1.2%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	276	276

Total Short-Term Investment (Cost $276)		276

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $20,582 and the unrealized appreciation and depreciation were $1,611 and ($50), respectively, with a net unrealized appreciation of $1,561.

(a)	Issuer is affiliated with the fund’s adviser.

See financial notes 47

 Schwab Target 2035 Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $17,837)		$20,081
Investments in unaffiliated issuers, at value (cost $1,931)	+	2,062

Total Investments, at value (cost $19,768)		22,143
Receivables:
Fund shares sold		113
Dividends		6
Due from investment adviser	+	1

Total assets		22,263

Liabilities
Payables:
Investments bought		145
Accrued expenses	+	28

Total liabilities		173

Net Assets
Total assets		22,263
Total liabilities	−	173

Net assets		$22,090
Net Assets by Source
Capital received from investors		20,951
Net investment income not yet distributed		130
Net realized capital losses		(1,366)
Net unrealized capital gains		2,375

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$22,090		2,456		$9.00	*

*	Due to rounding, net assets divided by shares outstanding does not equal net asset value.

48 See financial notes

 Schwab Target 2035 Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$227
Dividends received from unaffiliated underlying funds	+	13

Total investment income		240

Net Realized Gains and Losses
Realized capital gain distributions received from affiliated underlying funds		7
Net realized losses on sales of affiliated underlying funds		(1,431)
Net realized gains on unaffiliated underlying funds	+	155

Net Realized Losses		(1,269)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		3,825
Net unrealized gains on unaffiliated underlying funds	+	131

Net Unrealized Gains		3,956

Expenses
Transfer agent fees		3
Professional fees		34
Portfolio accounting fees		15
Registration fees		13
Custodian fees		8
Trustees’ fees		5
Shareholder reports		5
Other expenses	+	1

Total expenses		84
Expense reduction by adviser and Schwab	−	(83)

Net expenses		1

Increase (Decrease) in Net Assets from Operations
Total investment income		240
Net expenses	−	1

Net investment income		239
Net realized losses		(1,269)
Net unrealized gains	+	3,956

Increase in net assets from operations		$2,926

See financial notes 49

 Schwab Target 2035 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	03/12/08*-10/31/08
Net investment income		$239	$34
Net realized losses		(1,269)	(97)
Net unrealized gains (losses)	+	3,956	(1,581)

Increase (Decrease) in net assets from operations		2,926	(1,644)

Distributions to Shareholders
Distributions from net investment income		$143	$-

Transactions in Fund Shares

		11/01/08-10/31/09		03/12/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,879	$14,893	911	$8,843
Shares reinvested		19	141	—	-
Shares redeemed	+	(236)	(1,886)	(117)	(1,040)

Net transactions in fund shares		1,662	$13,148	794	$7,803

Shares Outstanding and Net Assets
		11/01/08-10/31/09		03/12/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		794	$6,159	—	$-
Total increase	+	1,662	15,931	794	6,159

End of period		2,456	$22,090	794	$6,159

Net investment income not yet distributed			$130		$34

*	Commencement of operations.

50 See financial notes

Schwab Target 2040 Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	7/1/05[1]–
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.48	13.45	11.83	10.36	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.28	0.17	0.19	0.02
Net realized and unrealized gains (losses)	1.27	(4.80)	1.62	1.45	0.34

Total from investment operations	1.45	(4.52)	1.79	1.64	0.36
Less distributions:
Distributions from net investment income	(0.22)	(0.36)	(0.15)	(0.17)	—
Distributions from net realized gains	—	(0.09)	(0.02)	—	—

Total distributions	(0.22)	(0.45)	(0.17)	(0.17)	—

Net asset value at end of period	9.71	8.48	13.45	11.83	10.36

Total return (%)	17.66	(34.60)	15.32	16.06	3.60	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	0.00 [4,5]	0.01	0.01	0.01	0.01	[6]
Gross operating expenses[3]	0.15	0.15	0.13	0.48	1.10	[6]
Net investment income (loss)	2.15	2.22	1.19	1.26	0.80	[6]
Portfolio turnover rate	51	36 [7]	—	1	—
Net assets, end of period ($ x 1,000,000)	163	94	118	34	9

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Less than 0.005%.
5 Effective April 20, 2009 the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.
6 Annualized.
7 The portfolio turnover rate increased due to additional rebalancing activity of the underlying funds during the period.

See financial notes 51

 Schwab Target 2040 Fund

Portfolio Holdings  as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

98.8%		Other Investment Companies	155,069	160,932
1.3%		Short-Term Investment	2,075	2,075

100.1%		Total Investments	157,144	163,007
(0	.1)%	Other Assets and Liabilities, Net		(183)

100.0%		Total Net Assets		162,824

	Number of	Value
Security	Shares	($ x 1,000)

Other Investment Companies 98.8% of net assets

Equity Funds 90.5%
American Century International Growth Fund, Institutional Shares	690,650	6,451
iShares Russell 1000 Value Index Fund	110,000	5,908
Laudus Growth Investors U.S. Large Cap Growth Fund (a)	1,418,425	13,971
Laudus International MarketMasters Fund, Select Shares (a)	823,699	12,397
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	703,893	5,786
Laudus Mondrian International Equity Fund, Institutional Shares (a)	884,891	6,584
Laudus Rosenberg International Discovery Fund, Select Shares (a)	366,462	3,184
Laudus Rosenberg International Small Capitalization Fund, Select Shares (a)	229,358	2,624
Laudus Small-Cap MarketMasters Fund, Select Shares (a)	712,298	6,760
Schwab Core Equity Fund (a)	2,164,533	30,866
Schwab Dividend Equity Fund (a)	704,722	7,710
Schwab Global Real Estate Fund (a)	1,427,866	8,210
Schwab S&P 500 Index Fund (a)	1,495,528	24,347
Schwab Small-Cap Equity Fund (a)	1,131,601	12,606

		147,404

Fixed-Income Funds 7.1%
Laudus Mondrian International Fixed Income Fund (a)	68,032	794
PIMCO Total Return Fund, Institutional Shares	121,067	1,325
Schwab Inflation Protected Fund (a)	78,287	813
Schwab Total Bond Market Fund (a)	951,841	8,605

		11,537

Money Funds 1.2%
Schwab Value Advantage Money Fund, Institutional Shares (a)	1,990,619	1,991

Total Other Investment Companies (Cost $155,069)		160,932

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.3% of net assets

Commercial Paper & Other Obligations 1.3%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	2,075	2,075

Total Short-Term Investment (Cost $2,075)		2,075

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $161,301 and the unrealized appreciation and depreciation were $7,722 and ($6,016), respectively, with a net unrealized appreciation of $1,706.

(a)	Issuer is affiliated with the fund’s adviser.

52 See financial notes

 Schwab Target 2040 Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments in affiliated underlying funds, at value (cost $142,624)		$147,248
Investments in unaffiliated issuers, at value (cost $14,520)	+	15,759

Total Investments, at value (cost $157,144)		163,007
Receivables:
Fund shares sold		486
Dividends		31
Prepaid expenses	+	2

Total assets		163,526

Liabilities
Payables:
Administrator fees		14
Investments bought		590
Fund shares redeemed		54
Accrued expenses	+	44

Total liabilities		702

Net Assets
Total assets		163,526
Total liabilities	−	702

Net assets		$162,824
Net Assets by Source
Capital received from investors		181,474
Net investment income not yet distributed		1,018
Net realized capital losses		(25,531)
Net unrealized capital gains		5,863

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$162,824		16,764		$9.71

See financial notes 53

 Schwab Target 2040 Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends received from affiliated underlying funds		$2,392
Dividends received from unaffiliated underlying funds	+	110

Total investment income		2,502

Net Realized Gains and Losses
Realized capital gain distributions received from affiliated underlying funds		88
Net realized losses on sales of affiliated underlying funds		(19,219)
Net realized gains on sales of unaffiliated underlying funds	+	1,589

Net realized losses		(17,542)

Net Unrealized Gains and Losses
Net unrealized gains on affiliated underlying funds		36,815
Net unrealized gains on unaffiliated underlying funds	+	1,239

Net unrealized gains		38,054

Expenses
Transfer agent fees		7
Shareholder reports		61
Professional fees		44
Registration fees		26
Portfolio accounting fees		17
Custodian fees		8
Trustees’ fees		7
Other expenses	+	3

Total expenses		173
Expense reduction by adviser and Schwab	−	168

Net expenses		5

Increase (Decrease) in Net Assets from Operations
Total investment income		2,502
Net expenses	−	5

Net investment income		2,497
Net realized losses		(17,542)
Net unrealized gains	+	38,054

Increase in net assets from operations		$23,009

54 See financial notes

 Schwab Target 2040 Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$2,497	$2,540
Net realized losses		(17,542)	(6,815)
Net unrealized gains (losses)	+	38,054	(42,552)

Increase (Decrease) in net assets from operations		23,009	(46,827)

Distributions to Shareholders
Distributions from net investment income		2,541	3,281
Distributions from net realized gains	+	-	851

Total distributions		$2,541	$4,132

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,414	$63,321	4,826	$54,153
Shares reinvested		308	2,487	336	$4,043
Shares redeemed	+	(2,002)	(17,072)	(2,902)	($31,780)

Net transactions in fund shares		5,720	$48,736	2,260	$26,416

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,044	$93,620	8,784	$118,163
Total increase or decrease	+	5,720	69,204	2,260	(24,543)

End of period		16,764	$162,824	11,044	$93,620

Net investment income not yet distributed			$1,018		$1,061

See financial notes 55

 Schwab Target Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

The Schwab Target Funds are “fund of funds”. Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

The funds offer one share class. Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of a fund or share class. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

The funds value the investments in underlying funds every business day. The funds use the following policies to value these investments:

•	Underlying funds: valued at their respective NAV as determined by those funds, in accordance with the 1940 Act for a given day.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

56

 Schwab Target Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require revised valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate revised valuations of international securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

 57

 Schwab Target Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each fund’s investments as of October 31, 2009:

Schwab Target 2010 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$73,412	$—	$—	$73,412
Short-Term Investment(a)	—	1,358	—	1,358

Total	$73,412	$1,358	$—	$74,770

Schwab Target 2015 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$16,578	$—	$—	$16,578
Short-Term Investment(a)	—	456	—	456

Total	$16,578	$456	$—	$17,034

Schwab Target 2020 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$195,458	$—	$—	$195,458
Short-Term Investment(a)	—	2,264	—	2,264

Total	$195,458	$2,264	$—	$197,722

Schwab Target 2025 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$25,716	$—	$—	$25,716
Short-Term Investment(a)	—	421	—	421

Total	$25,716	$421	$—	$26,137

58

 Schwab Target Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Schwab Target 2030 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$198,240	$—	$—	$198,240
Short-Term Investment(a)	—	2,328	—	2,328

Total	$198,240	$2,328	$—	$200,568

Schwab Target 2035 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$21,867	$—	$—	$21,867
Short-Term Investment(a)	—	276	—	276

Total	$21,867	$276	$—	$22,143

Schwab Target 2040 Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Other Investment Companies(a)	$160,932	$—	$—	$160,932
Short-Term Investment(a)	—	2,075	—	2,075

Total	$160,932	$2,075	$—	$163,007

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year, if any.

 59

 Schwab Target Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(f) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. These risks are associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds.

The prices of common stocks and other equity-type securities held by the funds may decline in response to certain events, including those directly involving issuers of these securities; adverse conditions affecting the general economy; overall market declines; world political, social, and economic instability; and currency fluctuations.

The values of, and the income generated by, most debt securities held by the funds, if any, may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the funds’ portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the funds having to reinvest the proceeds in lower yielding securities.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs may be higher than those involved in domestic transactions. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

60

 Schwab Target Funds

Financial Notes (continued)

3. Risk factors (continued):

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds and the underlying funds.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and was the trust’s transfer agent and shareholder services agent. Effective July 1, 2009, the trust has appointed Boston Financial Data Services Inc. (“BFDS”) as transfer agent of the fund. Prior to July 1, 2009, BFDS served as the fund’s sub-transfer agent.

The underlying funds pay fees to the investment adviser for advisory and administrative services. Prior to July 1, 2009, the underlying funds paid Schwab for transfer agent and shareholder services. Effective July 1, 2009, the trust adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables the funds to bear expenses relating to the provision by financial intermediaries, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fees under the plan.

CSIM and Schwab have made agreements with the funds to limit (“expense limitation”) the total expenses charged, excluding interest, taxes and certain non-routine expenses for so long as the investment adviser serves as the adviser to the funds, which may only be amended or terminated with the approval of the Fund’s Board of Trustees as follows:

Effective April 20, 2009, the expense limitation is:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
% of Average Daily	2010	2015	2020	2025	2030	2035	2040
Net Assets	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Current rate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Prior to April 20, 2009, the expense limitation was:
Prior rate	0.06%	0.05%	0.04%	0.04%	0.03%	0.02%	0.01%

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expense, which are indirect expenses incurred by a fund through its investments in the underlying funds.

 61

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

The funds may engage in certain transactions involving related parties. As of October 31, 2009, the percentages of shares of other related funds owned by each Target fund are:

	Target	Target		Target	Target	Target	Target	Target
	2010	2015		2020	2025	2030	2035	2040
	Fund	Fund		Fund	Fund	Fund	Fund	Fund

Schwab Active Equity Funds:
Schwab Core Equity Fund	0.4%	0.1%		1.5%	0.2%	1.9%	0.2%	1.7%
Schwab Dividend Equity Fund	0.1%	—%	*	0.5%	0.1%	0.6%	0.1%	0.6%
Schwab Small-Cap Equity Fund	1.1%	0.4%		4.5%	0.8%	7.2%	0.8%	6.2%

Schwab Equity Index Fund:
Schwab S&P 500 Index Fund	0.1%	—%	*	0.3%	—% *	0.3%	—% *	0.3%

Laudus MarketMasters Funds:
Laudus International MarketMasters Fund	0.2%	0.1%		0.8%	0.1%	0.9%	0.1%	0.8%
Laudus Small-Cap MarketMasters Fund	0.3%	0.1%		1.3%	0.2%	2.2%	0.2%	1.9%

Laudus Funds:
Laudus Growth Investors U.S. Large Cap Growth Fund	2.5%	0.7%		9.2%	1.4%	11.4%	1.3%	10.3%
Laudus Rosenberg International Discovery Fund	—%	0.1%		0.4%	0.2%	0.8%	0.2%	1.0%
Laudus Rosenberg International Small Capitalization Fund	0.3%	—%		1.0%	—%	0.8%	—%	0.6%
Laudus Mondrian Emerging Markets Fund	1.6%	0.5%		7.8%	1.0%	8.3%	1.0%	7.9%
Laudus Mondrian International Fixed Income Fund	0.9%	0.2%		2.1%	0.2%	1.1%	0.1%	0.4%
Laudus Mondrian International Equity Fund	2.1%	0.5%		7.5%	1.1%	9.3%	1.1%	8.8%

Schwab Bond Funds:
Schwab Premier Income Fund	1.0%	0.2%		1.0%	—%	—%	—%	—%
Schwab Short Term Bond Market Fund	2.8%	0.4%		1.5%	—%	—%	—%	—%
Schwab Total Bond Market Fund	1.9%	0.4%		4.0%	0.5%	2.6%	0.2%	0.9%
Schwab Inflation Protected Fund	0.8%	0.2%		1.7%	0.2%	0.8%	0.1%	0.3%
Schwab Global Real Estate Fund	1.1%	0.4%		6.0%	0.7%	6.6%	0.7%	5.8%

Schwab Money Funds:
Schwab Value Advantage Money Fund	—% *	—%	*	—% *	—% *	—% *	—% *	—% *

*	Less than 0.05%

62

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Below is a summary of the affiliated transactions for each underlying fund during the period ended October 31, 2009:

Target 2010 Fund:

						Realized	Distribution
	Balance of			Balance	Market	Gain (Loss)	Received*
	Shares			of Shares	Value	11/01/08	11/01/08
	Held	Gross	Gross	Held at	at	to	to
Underlying Fund	at 10/31/08	Additions	Sales	10/31/09	10/31/09	10/31/09	10/31/09

Laudus Growth Investors U.S. Large Cap Growth Fund	—	346,021	—	346,021	$3,408	$—	$—
Laudus International MarketMasters Fund, Select Shares	550,465	72,880	(422,172)	201,173	3,028	(3,035)	320
Laudus Mondrian Emerging Markets Fund, Institutional Shares	239,842	35,231	(130,646)	144,427	1,187	(451)	21
Laudus Mondrian International Equity Fund, Institutional Shares	—	241,583	(32,818)	208,765	1,553	66	—
Laudus Rosenberg International Small Capitalization Fund, Select Shares	147,397	4,519	(48,890)	103,026	1,179	(380)	42
Laudus Rosenberg U.S, Discovery Fund, Select Shares	132,319	13,142	(145,461)	—	—	(879)	21
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	601,215	44,866	(646,081)	—	—	(1,939)	56
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	143,791	127,587	(271,378)	—	—	17	28
Laudus Small-Cap MarketMasters Fund, Select Shares	—	107,143	—	107,143	1,017	—	—
Schwab Core Equity Fund	1,275,440	61,717	(811,770)	525,387	7,492	(4,330)	283
Schwab Dividend Equity Fund	319,820	1,926	(144,837)	176,909	1,936	(438)	50
Schwab Global Real Estate Fund	434,675	54,519	(218,651)	270,543	1,556	(633)	46
Schwab Institutional Select S&P 500 Fund	—	830,276	(830,276)	—	—	28	90
Schwab S&P 500 Index Fund	—	396,981	—	396,981	6,463	—	—
Schwab Small-Cap Equity Fund	298,597	12,378	(110,768)	200,207	2,230	(705)	2
Laudus Mondrian International Fixed Income Fund	383,905	6,459	(218,815)	171,549	2,004	63	118
Schwab Inflation Protected Fund	404,494	2,470	(186,038)	220,926	2,295	(233)	23
Schwab Premier Income Fund	—	299,328	—	299,328	2,999	—	130
Schwab Short-Term Bond Market Fund	99,635	741,203	(16,629)	824,209	7,401	(5)	115
Schwab Total Bond Market Fund	2,944,018	74,100	(1,066,719)	1,951,399	17,641	(1,214)	802
Schwab Value Advantage Money Fund, Institutional Shares	4,757,731	525,700	(1,815,000)	3,468,431	3,468	—	29

Total					$66,857	($14,068)	$2,176

 63

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2015 Fund:

						Realized	Distribution
				Balance	Market	Gain (Loss)	Received*
	Balance of			of Shares	Value	11/01/08	11/01/08
	Shares Held	Gross	Gross	Held at	at	to	to
Underlying Fund	at 10/31/08	Additions	Sales	10/31/09	10/31/09	10/31/09	10/31/09

Laudus Growth Investors U.S. Large Cap Growth Fund	—	93,806	—	93,806	$924	$—	$—
Laudus International MarketMasters Fund, Select Shares	49,320	37,655	(33,312)	53,663	808	(260)	30
Laudus Mondrian Emerging Markets Fund, Institutional Shares	27,973	18,414	(3,442)	42,945	353	(15)	2
Laudus Mondrian International Equity Fund, Institutional Shares	—	54,576	—	54,576	406	—	—
Laudus Rosenberg International Discovery Fund, Select Shares	20,202	22,721	(3,044)	39,879	347	(17)	3
Laudus Rosenberg U.S Discovery Fund, Select Shares	12,775	4,901	(17,676)	—	—	(56)	2
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	50,765	18,698	(69,463)	—	—	(148)	5
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	21,238	23,488	(44,726)	—	—	(14)	4
Laudus Small-Cap MarketMasters Fund, Select Shares	—	39,964	—	39,964	379	—	—
Schwab Core Equity Fund	103,207	104,725	(65,925)	142,007	2,025	(399)	24
Schwab Dividend Equity Fund	15,600	37,594	—	53,194	582	—	7
Schwab Global Real Estate Fund	43,919	53,027	—	96,946	557	—	9
Schwab S&P 500 Index Fund	—	103,285	—	103,285	1,681	—	—
Schwab Institutional Select S&P 500 Fund	—	177,317	(177,317)	—	—	—	19
Schwab Small-Cap Equity Fund	27,239	41,369	(3,205)	65,403	729	(18)	—
Laudus Mondrian International Fixed Income Fund	20,812	21,487	(5,831)	36,468	426	(4)	11
Schwab Inflation Protected Fund	21,813	31,120	(3,179)	49,754	517	(4)	2
Schwab Premier Income Fund	—	51,813	—	51,813	519	—	16
Schwab Short-Term Bond Market Fund	8,719	112,646	(6,229)	115,136	1,034	(3)	11
Schwab Total Bond Market Fund	178,165	298,167	(82,172)	394,160	3,563	(51)	84
Schwab Value Advantage Money Fund, Institutional Shares	241,389	156,262	(106,000)	291,651	292	—	2

Total					$15,142	($989)	$231

64

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2020 Fund:

						Realized
	Balance of			Balance	Market	Gain (Loss)	Distribution
	Shares			of Shares	Value	11/01/08	Received*
	Held	Gross	Gross	Held at	at	to	11/01/08
Underlying Fund	at 10/31/08	Additions	Sales	10/31/09	10/31/09	10/31/09	to 10/31/09

Laudus Growth Investors U.S. Large Cap Growth Fund	—	1,268,743	—	1,268,743	$12,497	$—	$—
Laudus International MarketMasters Fund , Select Shares	1,379,210	250,249	(776,043)	853,416	12,844	(7,323)	798
Laudus Mondrian Emerging Markets Fund, Institutional Shares	638,581	143,032	(82,595)	699,018	5,746	(326)	60
Laudus Mondrian International Equity Fund, Institutional Shares	—	760,687	—	760,687	5,660	—	—
Laudus Rosenberg International Discovery Fund, Select Shares	44,834	113,194	—	158,028	1,373	—	13
Laudus Rosenberg International Small Capitalization Fund, Select Shares	315,819	33,361	—	349,180	3,995	—	90
Laudus Rosenberg U.S, Discovery Fund, Select Shares	324,865	68,073	(392,938)	—	—	(2,180)	48
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	1,382,380	216,758	(1,599,138)	—	—	(5,098)	137
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	326,797	460,828	(787,625)	—	—	324	81
Laudus Small-Cap MarketMasters Fund, Select Shares	—	482,704	—	482,704	4,581	—	—
Schwab Core Equity Fund	3,049,538	305,088	(1,467,720)	1,886,906	26,907	(9,194)	700
Schwab Dividend Equity Fund	742,750	94,511	(237,010)	600,251	6,567	(755)	133
Schwab Global Real Estate Fund	1,519,811	7,555	(66,231)	1,461,135	8,401	(249)	187
Schwab Institutional Select S&P 500 Fund	—	2,834,282	(2,834,282)	—	—	—	322
Schwab S&P 500 Index Fund	—	1,424,906	—	1,424,906	23,198	—	—
Schwab Small-Cap Equity Fund	672,043	226,034	(74,447)	823,630	9,175	(695)	4
Laudus Mondrian International Fixed Income Fund	621,052	29,692	(245,513)	405,231	4,733	(83)	237
Schwab Inflation Protected Fund	660,447	64,723	(251,006)	474,164	4,927	(305)	42
Schwab Short-Term Bond Market Fund	108,268	322,729	—	430,997	3,870	—	63
Schwab Total Bond Market Fund	5,036,056	663,067	(1,543,864)	4,155,259	37,563	(1,784)	1,470
Schwab Premier Income Fund	—	301,972	—	301,972	3,026	—	115
Schwab Value Advantage Money Fund, Institutional Shares	4,088,037	19,927	(1,420,000)	2,687,964	2,688	—	20

Total					$177,751	($27,668)	$4,520

 65

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2025 Fund:

						Realized	Distribution
	Balance of			Balance	Market	Gain (Loss)	Received*
	Shares			of Shares	Value	11/01/08	11/01/08
	Held	Gross	Gross	Held at	at	to	to
Underlying Fund	at 10/31/08	Additions	Sales	10/31/09	10/31/09	10/31/09	10/31/09

Laudus Growth Investors U.S. Large Cap Growth Fund	—	189,884	—	189,884	$1,870	$—	$—
Laudus International MarketMasters Fund, Select Shares	67,350	111,344	(67,011)	111,683	1,681	(458)	46
Laudus Mondrian Emerging Markets Fund, Institutional Shares	34,640	64,615	(5,629)	93,626	770	(21)	3
Laudus Mondrian International Equity Fund, Institutional Shares	—	119,468	(4,181)	115,287	858	1	—
Laudus Rosenberg International Discovery Fund, Select Shares	26,388	67,448	(5,221)	88,615	770	(29)	5
Laudus Small-Cap MarketMasters Fund, Select Shares	—	81,309	—	81,309	772	—	—
Laudus Rosenberg U.S, Discovery Fund, Select Shares	16,763	11,770	(28,533)	—	—	(91)	3
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	72,177	42,469	(114,646)	—	—	(254)	8
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	26,790	67,833	(94,623)	—	—	36	7
Schwab Core Equity Fund	149,066	262,612	(123,920)	287,758	4,103	(729)	38
Schwab Dividend Equity Fund	23,787	77,776	—	101,563	1,111	—	13
Schwab Global Real Estate Fund	55,837	130,585	(2,421)	184,001	1,058	(11)	17
Schwab Institutional Select S&P 500 Fund	—	374,054	(374,054)	—	—	1	40
Schwab S&P 500 Index Fund	—	208,139	—	208,139	3,389	—	—
Schwab Small-Cap Equity Fund	36,649	105,811	(2,671)	139,789	1,557	(16)	—
Laudus Mondrian International Fixed Income Fund	23,671	27,045	(4,806)	45,910	536	(4)	15
Schwab Inflation Protected Fund	24,844	32,855	(5,613)	52,086	541	(5)	2
Schwab Short-Term Bond Market Fund	15,715	11,274	(26,989)	—	—	(7)	2
Schwab Total Bond Market Fund	187,597	368,334	(68,655)	487,276	4,405	(44)	104
Schwab Value Advantage Money Fund, Institutional Shares	165,598	82,530	(150,000)	98,128	98	—	1

Total					$23,519	($1,631)	$304

66

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2030 Fund:

	Balance of			Balance	Market	Realized	Distribution
	Shares			of Shares	Value	Gain (Loss)	Received*
	Held	Gross	Gross	Held at	at	11/01/08	11/01/08
Underlying Fund	at 10/31/08	Additions	Sales	10/31/09	10/31/09	to 10/31/09	to 10/31/09

Laudus Growth Investors U.S. Large Cap Growth Fund	—	1,571,885	—	1,571,885	$15,483	$—	$—
Laudus International MarketMasters Fund, Select Shares	1,246,584	387,519	(733,159)	900,944	13,559	(7,813)	727
Laudus Mondrian Emerging Markets Fund, Institutional Shares	558,030	188,188	—	746,218	6,134	—	56
Laudus Mondrian International Equity Fund, Institutional Shares	—	941,822	—	941,822	7,007	—	—
Laudus Rosenberg International Discovery Fund, Select Shares	46,133	265,995	—	312,128	2,712	—	16
Laudus Rosenberg International Small Capitalization Fund, Select Shares	280,079	8,621	—	288,700	3,303	—	80
Laudus Rosenberg U.S, Discovery Fund, Select Shares	313,747	69,315	(383,062)	—	—	(2,226)	54
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	1,141,620	285,150	(1,426,770)	—	—	(4,333)	117
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	235,294	641,928	(877,222)	—	—	645	77
Laudus Small-Cap MarketMasters Fund, Select Shares	—	829,617	—	829,617	7,873	—	—
Schwab Core Equity Fund	2,495,466	1,119,664	(1,279,955)	2,335,175	33,300	(8,370)	583
Schwab Dividend Equity Fund	602,438	345,545	(191,431)	756,552	8,277	(655)	135
Schwab Global Real Estate Fund	1,527,899	136,288	(54,585)	1,609,602	9,255	(181)	193
Schwab S&P 500 Index Fund	—	1,713,949	—	1,713,949	27,903	—	—
Schwab Small-Cap Equity Fund	682,647	627,808	—	1,310,455	14,599	—	4
Laudus Mondrian International Fixed Income Fund	369,106	36,101	(193,300)	211,907	2,475	(32)	139
Schwab Inflation Protected Fund	386,869	58,974	(206,482)	239,361	2,487	(175)	25
Schwab Short-Term Bond Market Fund	53,997	78,775	(132,772)	—	—	(35)	14
Schwab Total Bond Market Fund	3,262,393	840,409	(1,386,740)	2,716,062	24,553	(1,514)	918
Schwab Value Advantage Money Fund, Institutional Shares	3,752,916	415,994	(1,610,000)	2,558,910	2,559	—	17
Schwab Institutional Select S&P 500 Fund	—	3,265,691	(3,265,691)	—	—	—	361

Total					$181,479	($24,689)	$3,516

 67

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2035 Fund:

						Realized	Distribution
	Balance of			Balance	Market	Gain (Loss)	Received*
	Shares			of Shares	Value	11/01/08	11/01/08
	Held	Gross	Gross	Held at	at	to	to
Underlying Fund	at 10/31/08	Additions	Sales	10/31/09	10/31/09	10/31/09	10/31/09

Laudus Growth Investors U.S. Large Cap Growth Fund	—	183,919	—	183,919	$1,812	$—	$—
Laudus International MarketMasters Fund, Select Shares	63,586	97,055	(51,833)	108,808	1,638	(395)	42
Laudus Mondrian Emerging Markets Fund, Institutional Shares	31,082	63,809	(4,237)	90,654	745	(18)	3
Laudus Mondrian International Equity Fund, Institutional Shares	—	116,624	(4,394)	112,230	835	—	—
Laudus Rosenberg International Discovery Fund, Select Shares	25,048	65,881	(4,566)	86,363	750	(26)	5
Laudus Rosenberg U.S, Discovery Fund, Select Shares	14,559	14,575	(29,134)	—	—	(79)	4
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	64,994	36,195	(101,189)	—	—	(214)	7
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	26,913	71,503	(98,416)	—	—	43	7
Schwab Institutional Select S&P 500	—	380,215	(380,215)	—	—	2	40
Laudus Small-Cap MarketMasters Fund, Select Shares	—	92,278	—	92,278	876	—	—
Schwab Core Equity Fund	132,207	236,396	(95,884)	272,719	3,889	(573)	35
Schwab Dividend Equity Fund	20,696	81,075	(4,343)	97,428	1,066	(22)	12
Schwab Global Real Estate Fund	53,583	135,004	(9,685)	178,902	1,029	(41)	17
Schwab S&P 500 Index Fund	—	202,072	—	202,672	3,299	—	—
Schwab Small-Cap Equity Fund	35,369	117,947	(7,478)	145,838	1,625	(43)	—
Laudus Mondrian International Fixed Income Fund	13,912	10,836	(10,418)	14,330	167	(5)	6
Schwab Inflation Protected Fund	14,590	14,350	(11,241)	17,699	184	(8)	1
Schwab Short-Term Bond Market Fund	9,952	2,351	(12,303)	—	—	(5)	1
Schwab Total Bond Market Fund	116,399	176,543	(80,538)	212,404	1,920	(47)	53
Schwab Value Advantage Money Fund, Institutional Shares	136,704	280,747	(171,000)	246,451	246	—	1

Total					$20,081	($1,431)	$234

68

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Target 2040 Fund:

						Realized	Distribution
	Balance of			Balance	Market	Gain (Loss)	Received*
	Shares			of Shares	Value	11/01/08	11/01/08
	Held	Gross	Gross	Held at	at	to	to
Underlying Fund	at 10/31/08	Additions	Sales	10/31/09	10/31/09	10/31/09	10/31/09

Laudus Growth Investors U.S. Large Cap Growth Fund	—	1,418,425	—	1,418,425	$13,971	$—	$—
Laudus International MarketMasters Fund, Select Shares	1,016,324	420,277	(612,902)	823,699	12,397	(6,033)	582
Laudus Mondrian Emerging Markets Fund, Institutional Shares	476,641	227,252	—	703,893	5,786	—	43
Laudus Mondrian International Equity Fund, Institutional Shares	—	884,891	—	884,891	6,584	—	—
Laudus Rosenberg International Discovery Fund, Select Shares	63,963	302,499	—	366,462	3,184	—	13
Laudus Rosenberg International Small Capitalization Fund, Select Shares	222,510	6,848	—	229,358	2,624	—	63
Laudus Rosenberg U.S., Discovery Fund, Select Shares	244,185	86,069	(330,254)	—	—	(1,655)	41
Laudus Rosenberg U.S. Large Capitalization Growth Fund, Select Shares	998,871	167,270	(1,166,141)	—	—	(3,500)	95
Laudus Rosenberg U.S. Large Capitalization Value Fund, Select Shares	265,523	534,756	(800,279)	—	—	641	66
Laudus Small-Cap MarketMasters Fund, Select Shares	—	712,298	—	712,298	6,760	—	—
Schwab Core Equity Fund	2,057,732	1,088,659	(981,858)	2,164,533	30,866	(6,932)	466
Schwab Dividend Equity Fund	487,698	335,529	(118,505)	704,722	7,710	(405)	122
Schwab Global Real Estate Fund	1,152,945	296,063	(21,142)	1,427,866	8,210	(74)	164
Schwab Institutional Select S&P 500 Fund	—	2,825,907	(2,825,907)	—	—	—	314
Schwab S&P 500 Index Fund	—	1,495,528	—	1,495,528	24,347	—	—
Schwab Small-Cap Equity Fund	567,786	563,815	—	1,131,601	12,606	—	3
Laudus Mondrian International Fixed Income Fund	196,215	16,512	(144,695)	68,032	794	(10)	65
Schwab Inflation Protected Fund	206,047	16,394	(144,154)	78,287	813	(124)	14
Schwab Short-Term Bond Market Fund	108,268	905	(109,173)	—	—	(51)	15
Schwab Total Bond Market Fund	1,580,662	348,703	(977,524)	951,841	8,605	(1,076)	402
Schwab Value Advantage Money Fund, Institutional Shares	2,379,499	411,120	(800,000)	1,990,619	1,991	—	12

Total					$147,248	($19,219)	$2,480

*	Distribution received include distributions from net investment income and from capital gains from the underlying funds.

 69

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for any fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Corp. for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is included in other expenses in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended October 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Target 2010 Fund	$34,350	$46,649
Target 2015 Fund	13,109	3,662
Target 2020 Fund	92,146	79,868
Target 2025 Fund	21,921	6,387
Target 2030 Fund	122,310	75,046
Target 2035 Fund	19,335	6,160
Target 2040 Fund	106,492	59,647

70

 Schwab Target Funds

Financial Notes (continued)

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior period are:

	Current Period	Prior Period
	(11/1/08 — 10/31/09)	(11/1/07 — 10/31/08)*

Target 2010 Fund	$11	$24
Target 2015 Fund	4	4
Target 2020 Fund	9	16
Target 2025 Fund	4	4
Target 2030 Fund	14	9
Target 2035 Fund	4	2
Target 2040 Fund	21	18

*	(3/12/08-10/31/08) for the Target 2015, Target 2025 and Target 2035 Funds

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

As of October 31, 2009, the components of distributable earnings on a tax-basis were as follows:

	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed Ordinary income	$1,201	$159	$2,262	$191	$1,599	$131	$1,015
Undistributed long-term capital gains	—	—	—	—	—	—	—
Unrealized appreciation	3,218	887	10,401	1,733	10,300	1,611	7,722
Unrealized depreciation	(3,342)	(30)	(12,330)	(54)	(9,163)	(50)	(6,016)
Other unrealized appreciation/(depreciation)	—	—	—	—	—	—	—
Net unrealized appreciation/(depreciation)	$(124)	$857	$(1,929)	$1,679	$1,137	$1,561	$1,706

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2009, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
Expiration Date	Fund	Fund	Fund	Fund	Fund	Fund	Fund

October 31, 2016	$7,968	$—	$10,682	$—	$6,716	$—	$6,366
October 31, 2017	13,259	743	26,263	745	21,027	552	15,005

Total	$21,227	$743	$36,945	$745	$27,743	$552	$21,371

 71

 Schwab Target Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):
       (All dollar amounts are x 1,000)

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Current period distributions
Ordinary income	$2,875	$126	$5,224	$176	$3,827	$143	$2,541
Long-term capital gains	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—
Prior period distributions
Ordinary income	$4,244	—	$6,772	—	$4,583	—	$3,281
Long-term capital gains	1,116	—	1,774	—	1,298	—	851
Return of capital	—	—	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of October 31, 2009, the funds made the following reclassifications:

	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital Shares	$—	$—	$—	$—	$—	$—	$1
Undistributed net investment income	3	—	14	1	5	—	1
Net realized capital gains and losses	(3)	—	(14)	(1)	(5)	—	(2)

As of October 31, 2009, management has reviewed the tax positions for open periods (for federal purpose, three years from the date of filing and state purposes, four years from the date of filing), as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2009 the funds did not incur any interest or penalties. The Schwab Target 2010 Fund, Schwab Target 2020 Fund, Schwab Target 2030 Fund and Schwab Target 2040 Fund are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005. The Schwab Target 2015 Fund, Schwab Target 2025 Fund, and Schwab Target 2035 Fund are not subject to examination by U.S. federal and state tax authorities before tax year 2008.

10. Subsequent Events:

As of December 16, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

72

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, and Schwab Target 2040 Fund (seven of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2009

 73

Other Federal Tax Information (unaudited):
(All dollar amounts are x 1,000)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2009, qualify for the corporate dividends received deduction:

Percentage

Target 2010 Fund	21.29
Target 2015 Fund	20.51
Target 2020 Fund	23.12
Target 2025 Fund	27.53
Target 2030 Fund	29.18
Target 2035 Fund	34.57
Target 2040 Fund	34.65

For the fiscal year ended October 31, 2009, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Target 2010 Fund	$2,319
Target 2015 Fund	77
Target 2020 Fund	4,165
Target 2025 Fund	120
Target 2030 Fund	3,109
Target 2035 Fund	105
Target 2040 Fund	2,122

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, and Schwab Target 2040 Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2009, and May 15, 2009, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement. Specifically, the Trustees considered each Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation

 75

of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered a commitment by CSIM and Schwab to (i) reduce the specified expense cap of each Fund; and (ii) extend the specified expense cap of each Fund for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	78	Board 1—Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	66	Board 1—Director, Gilead Sciences, Inc. Board 2—Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	78	Board 1—Director, Mission West Properties Board 2—Director, TOUSA Board 3—Director, Harris-Stratex Networks Board 4—Director, Globalstar, Inc. Board 5 – Director, Ditech Networks

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	66	Board 1—Lead Independent Director, Board of Cooper Industries Board 2—Director and Chairman of the Audit Committee of Oneok Partners LP Board 3—Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	66	None

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc., 2008 to present; Senior Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., Inc., until June 2005.	66	Board 1—Director and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	66	None

 77

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	66	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	74	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002-present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007-present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present).

78

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. (May 2004 – present); Chief Investment Officer (2004 – present), President and Chief Executive Officer (March 2008 – present), Laudus Trust and Laudus Institutional Trust); Senior Vice President and Chief Investment Officer, Schwab Strategic Trust (Oct. 2009 – present).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 — present); Secretary and Chief Legal Officer, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007); Chief Legal Officer, Laudus Trust and Laudus Institutional Trust (Aug. 2006 – Dec. 2006).

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer (March 2007 – present), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), (Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 79

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500{R}). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2009 Schwab Funds. All rights reserved.

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Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
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Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2009 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR33732-04

Annual report dated October 31, 2009 enclosed.

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

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Annual Report October 31, 2009

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm
Laudus Small-Cap MarketMasters Fundtm
Laudus International MarketMasters Fundtm

This page is intentionally left blank.

Two distinct Funds, each combining the expertise of leading
investment managers with Schwab’s overall supervision.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudusfunds.com.

Total Return for the Report Period

Laudus Small-Cap MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOSX)	7.10%
Select Shares® (Ticker Symbol: SWMSX)	7.29%
Benchmark: Russell 2000® Index	6.46%
Fund Category: Morningstar Small-Cap Growth	13.21%

Performance Details	pages 6-7

Laudus International MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOIX)[1]	33.64%
Select Shares® (Ticker Symbol: SWMIX)[1]	33.82%
Benchmark: MSCI EAFE® Index (Gross)*	28.41%
Fund Category: Morningstar Foreign Large-Cap Growth	29.09%

Performance Details	pages 8-9

Minimum Initial Investment[2]

Investor Shares	$ 100
Select Shares®	$ 50,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

Source for category information: Morningstar, Inc.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Gross) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[2]	Please see prospectus for further details and eligibility requirements.

2 Laudus MarketMasters Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, the prices of many equity securities rebounded as investor confidence in financial markets and the economy returned. Before this rally, prices had been driven down significantly, reflected in the particularly bearish period that extended from late 2008 to early 2009, brought on by the credit crisis and economic recession. Since March of 2009, however, improvements in the financial markets and diminished concern over the depth and duration of the economic recession have encouraged a broad market recovery. International equities were particularly strong, with the MSCI EAFE Index (Gross) returning 28.41% during the reporting period (12 months ending October 31, 2009). Domestic small-cap stocks were also positive for the period, with the Russell 2000 Index returning 6.46%.

Within the Laudus MarketMasters fund family, absolute returns in the funds followed the general lift in prices. The Laudus International MarketMasters Fund returned around 34%, while the Laudus Small Cap MarketMasters Fund returned about 7%. For an explanation of fund performance, please see the portfolio managers’ commentary in the following pages of this report.

The Laudus MarketMasters Funds follow a multi-manager strategy, combining the skills and expertise of leading investment managers with Schwab’s ongoing oversight. Jeffrey Mortimer, Chief Investment Officer, Charles Schwab Investment Management, Inc. (CSIM) and Caroline Lee, Managing Director & Portfolio Manager, CSIM oversee the investment process and work to ensure that each sub-adviser has passed a rigorous screening and selection process.

In closing, I would remind you that should you have any questions about the funds we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus MarketMasters Funds 3

The Investment Environment

Investment conditions in the global financial market improved markedly in the second half of the reporting period, from the end of March through October, as concern over the economic recession and financial crisis ebbed. The first four months of the period, from November through February, were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount swift recoveries. Since March of 2009, however, both domestic and international markets experienced recovery, which helped to reduce earlier losses and produce positive 12-month returns in many cases. On the fixed income side, yields remained low on government backed securities, but leading broad market municipal and taxable bond indices were positive for the period.

Major economic indicators, such as Gross Domestic Product (GDP) and unemployment, continued to demonstrate that a consistent recovery has yet to materialize across many measures of the economy. GDP—the output of goods and services produced by labor and property located in the United States—rose 2.8% in the third quarter of 2009, after declining 0.7% in the prior quarter. The third quarter GDP gain was primarily attributable to increases in personal consumption expenditures, exports, private inventory investment, and government spending, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November of 2008 to 10.2% in October of 2009. Sales of existing homes were a bright spot toward the end of the period, rising 9.4% in September, fueled by tax credits for new home buyers and favorable prices.

The returns of the S&P 500 Index, which is usually seen as a bellwether for financial markets, were positive. For the 12-month reporting period ending October 31, 2009, the S&P 500 Index returned 9.80%. In the index, Information Technology was the strongest performing sector, followed by Consumer Discretionary and Materials. Financials was the weakest sector, followed by Utilities and Industrials. In general, large-cap stocks outperformed small-cap as evidenced by the Russell 1000 Index, which returned 11.20%, compared with the Russell 2000 Index, which returned 6.46%. Looking at the broad market, growth outperformed value; the Russell 3000 Growth Index returned 17.04%, while the Russell 3000 Value Index returned 4.56%. Internationally, the MSCI EAFE Index returned 28.41%, while the MSCI Emerging Markets Index (Net)* returned 64.13%.

On the fixed income side, yields were low throughout the period for U.S. Treasury securities, especially those with the shortest maturities. The Barclays Capital U.S. Short Treasury: 9-12 Months returned 1.75%. The broad taxable bond market fared better, benefiting from price recovery on mortgage-backed securities and other assets that were out of favor with investors during the darkest moments of the financial crisis; the Barclays Capital U.S. Aggregate Bond Index returned 13.79%. Returns were also positive in the tax free bond market—the Barclays Capital General Muni Bond Index returned 13.60%. The Federal Open Market Committee reaffirmed on November 4, 2009 that it would continue to hold interest rates at a target range of 0 to 0.25%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

9.80%	S&P 500® Index: measures U.S. large-cap stocks

6.46%	Russell 2000® Index: measures U.S. small-cap stocks

28.41%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

13.79%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.21%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

*The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

4 Laudus MarketMasters Funds

Fund Management

Jeffrey Mortimer, CFA, Chief Investment Officer, Charles Schwab Investment Management, Inc., is responsible for the overall management of the funds. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Caroline Lee, a managing director and portfolio manager of the investment adviser, co-manages the funds. Prior to joining the firm in November 2005, she worked in asset management for over 4 years overseeing subadvisor relationships in the pension group of a major corporation. She has also had 3 years of previous experience in investment management at another financial services firm.

Laudus MarketMasters Funds 5

Laudus Small-Cap MarketMasters Fundtm

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM), the funds’ investment adviser, uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund’s assets. In addition to selecting the investment managers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages their respective portfolio to a benchmark that reflects their individual process and philosophy. The sub-adviser benchmarks may differ from the benchmark of the overall fund.

The Laudus Small-Cap MarketMasters Fund Investor Shares returned 7.10% for the period, outperforming the benchmark Russell 2000 Index, which returned 6.46%. When looking at the fund’s portfolio in aggregate relative to the benchmark, allocation generally accounted for outperformance, while stock selection generally detracted from these gains. In particular, an underweight to the poorly performing financials sector improved relative returns. In addition, an overweight to the well performing Information Technology sector helped, as did an overweight to Consumer Discretionary. However, stock selection was weaker relative to the benchmark in both of these areas. Both stock selection in and allocation to the well performing Energy sector helped returns. On a total return basis, Energy was the best performing sector, followed by Consumer Discretionary and Information Technology. Poorly performing sectors included Telecommunication Services and Financials, while Consumer Staples was also weak. When looking at price-to-earnings, security selection was the primary performance driver, particularly strong in companies with mid to low P/E ratios, where returns were strongly positive. From a market cap perspective, allocation detracted, especially among companies with market caps between $1.5 to $5 billion. However, security selection in these companies was a beneficial contributor overall, as the fund’s returns were neutral to slightly positive, whereas benchmark returns were strongly negative. Stock selection was also a positive performance contributor among companies with market caps between $750 million to $1.5 billion.

When looking at the Laudus Small-Cap MarketMasters Fund’s sub-advised components relative to their respective underlying benchmarks, Tocqueville Asset Management L.P. and TAMRO Capital Partners, LLC outperformed, while TCW Investment Management Company and Neuberger Berman Management, LLC underperformed.

As of 10/31/09:

 Statistics

Number of Holdings	245
Weighted Average Market

Cap ($ x 1,000,000)	$2,242

Price/Earnings Ratio (P/E)	-43.6

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	129%

 Sector Weightings % of Investments

Information Technology	21.0%

Consumer Discretionary	15.5%

Health Care	15.4%

Financials	12.4%

Industrials	10.7%

Energy	9.0%

Consumer Staples	5.4%

Materials	4.3%

Utilities	1.5%

Telecommunication Services	0.6%

Other	4.2%

Total	100.0%

 Top Equity Holdings % of Net Assets1

Websense, Inc.	1.6%

Analogic Corp.	1.2%

Ultratech Corp.	1.2%

Bill Barrett Corp.	1.2%

EnergySolutions, Inc.	1.1%
Allscripts-Misys Healthcare

Solutions, Inc.	1.1%

RightNow Technologies, Inc.	1.1%

WD-40 Co.	1.1%

The Hain Celestial Group, Inc.	1.0%

TIBCO Software, Inc.	1.0%

Total	11.6%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset categories.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus MarketMasters Funds

 Laudus Small-Cap MarketMasters Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudusfunds.com.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

June 9, 2004 – October 31, 2009
Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (9/16/97)	7.10%	0.27%	2.74%	3.37%
Select Shares (6/9/04)	7.29%	0.45%	n/a	0.54%
Benchmark: Russell 2000® Index	6.46%	0.59%	4.11%	(9/16/97) 3.36%
				(6/9/04) 0.83%
Fund Category: Morningstar Small-Cap Growth	13.21%	0.21%	1.89%	(9/16/97) 2.79%
				(6/9/04) -0.09%

Fund Expense Ratios3: Investor Shares: Net 1.46% ; Gross 1.49% / Select Shares: Net 1.31%; Gross 1.45%

 Style Assessment4

 Investment Managers and Allocations

		% of
Investment Manager	Investment Style	Net Assets

TAMRO Capital Partners, LLC	Small—Cap Value/Blend	30.2%

TCW Investment Management Company	Small/Mid—Cap Value	24.8%

Tocqueville Asset Management L.P.	Small—Cap Blend	30.6%

Neuberger Berman Management, LLC	Small—Cap Growth	13.8%

Cash and other assets	—	0.6%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Laudus MarketMasters Funds 7

Laudus International MarketMasters Fundtm

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM), the funds’ investment adviser, uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund’s assets. In addition to selecting the investment managers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages their respective portfolio to a benchmark that reflects their individual process and philosophy. The sub-adviser benchmarks may differ from the benchmark of the overall fund.

The Laudus International MarketMasters Fund Investor Shares returned 33.64% for the period, outperforming the benchmark MSCI EAFE Index (Gross), which returned 28.41%. When looking at the portfolio in aggregate relative to the benchmark, both sector allocation and security selection generally benefitted the fund, with security selection contributing the most. On a regional level, selection in Europe contributed the most, while selection in Asia & Pacific Basin also benefitted the fund. From a sector specific standpoint, the biggest contributor to relative outperformance was stock selection in Consumer Discretionary. Selection in Information Technology and Industrials were the next largest contributors. In the fund, Consumer Discretionary was the best performing sector from a total return standpoint, followed by Information Technology and Industrials. Weaker sectors included Health Care and Telecommunication Services. From a price-to-earnings perspective, security selection again accounted for outperformance. Selection was particularly good in companies with low and negative P/E ratios, as well as companies with high P/E ratios. Looking at market capitalization, most of the outperformance was attributable to allocation to companies below the $5 billion mark where performance was particularly strong.

When looking at the Laudus International MarketMasters Fund’s sub-advised components relative to their respective underlying benchmarks, William Blair & Company, LLC and Harris Associates LP outperformed, while Wentworth Hauser and Violich, Inc., American Century Global Investment Management, Inc., and Mondrian Investment Partners Limited underperformed.

As of 10/31/09:
 Country Weightings % of Investments

United Kingdom	17.9%

Switzerland	11.5%

Japan	11.2%

Germany	7.3%

France	7.2%

Canada	6.0%

Australia	4.2%

Netherlands	4.2%

United States	4.1%

Singapore	2.8%

Other	23.6%

Total	100.0%

 Statistics

Number of Holdings	621
Weighted Average Market

Cap ($ x 1,000,000)	$21,250

Price/Earnings Ratio (P/E)	24.6

Price/Book Ratio (P/B)	2.0

Portfolio Turnover Rate	96%

 Sector Weightings % of Investments

Industrials	21.4%

Consumer Discretionary	18.3%

Financials	12.0%

Materials	10.6%

Information Technology	9.8%

Energy	8.7%

Consumer Staples	7.6%

Health Care	5.8%

Telecommunication Services	0.7%

Utilities	0.5%

Other	4.6%

Total	100.0%

 Top Equity Holdings % of Net Assets1

Credit Suisse Group AG - Reg’d	1.1%

Noble Corp.	1.0%

BHP Billiton Ltd. ADR	1.0%

Koninklijke Vopak N.V.	0.9%
Compagnie Financiere Richemont

S.A., Series A	0.9%
iShares MSCI Emerging Markets

Index Fund	0.9%

Rotork plc	0.9%

Potash Corp. of Saskatchewan, Inc.	0.8%

Nestle S.A. - Reg’d ADR	0.8%

The Weir Group plc	0.8%

Total	9.1%

The fund’s performance relative to the index may be affected by fair-value pricing, see Financial Note 2 for more information.

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Laudus MarketMasters Funds

 Laudus International MarketMasters Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudusfunds.com.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

April 2, 2004 – October 31, 2009
Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1,2

Fund Class and Inception Date	1 Year	5 Years	10 Years	Since Inception

Investor Shares (10/16/96)	33.64%	6.99%	5.68%	8.27%
Select Shares (4/2/04)	33.82%	7.15%	n/a	6.33%
Benchmark: MSCI EAFE Index® (Gross)*	28.41%	5.59%	2.46%	(10/16/96) 4.59%
				(4/2/04) 5.42%
Fund Category: Morningstar Foreign Large-Cap Growth	29.09%	5.02%	2.06%	(10/16/96) 5.22%
				(4/2/04) 4.38%
Fund Expense Ratios3: Investor Shares: 1.59% / Select Shares: Net 1.47%; Gross 1.54%

 Style Assessment4

 Investment Managers and Allocations

		% of
Investment Manager	Investment Style	Net Assets

American Century Global Investment Management, Inc.	International Small/Mid—Cap Growth	16.6%

Wentworth, Hauser and Violich, Inc./Hirayama Investments, LLC	International Large—Cap Growth	12.5%

Harris Associates L.P.	International Large—Cap Value	25.0%

William Blair & Company, LLC	International Multi—Cap Growth	20.8%

Mondrian Investment Partners Limited	International Small—Cap Value	23.0%

Cash and other assets	—	2.1%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Gross) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Laudus MarketMasters Funds 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning May 1, 2009 and held through October 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/09	at 10/31/09	5/1/09–10/31/09

Laudus Small-Cap MarketMasters Fundtm
Investor Shares
Actual Return	1.46%	$1,000	$1,128.50	$7.83
Hypothetical 5% Return	1.46%	$1,000	$1,017.85	$7.43
Select Shares
Actual Return	1.31%	$1,000	$1,129.80	$7.03
Hypothetical 5% Return	1.31%	$1,000	$1,018.60	$6.67

Laudus International MarketMasters Fundtm
Investor Shares
Actual Return	1.60%	$1,000	$1,342.90	$9.45
Hypothetical 5% Return	1.60%	$1,000	$1,017.14	$8.13
Select Shares
Actual Return	1.47%	$1,000	$1,343.80	$8.68
Hypothetical 5% Return	1.47%	$1,000	$1,017.80	$7.48

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

10 Laudus MarketMasters Funds

Laudus Small-Cap MarketMasters Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
Investor Shares	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.78	13.74	14.20	13.38	12.18

Income (loss) from investment operations:
Net investment income (loss)	(0.05)[1]	(0.04)[1]	(0.08)[1]	(0.13)	(0.14)
Net realized and unrealized gains (losses)	0.67	(4.59)	1.81	2.08	1.34

Total income from investment operations	0.62	(4.63)	1.73	1.95	1.20
Less distributions:
Distributions from net investment income	(0.00)[2]	—	—	—	—
Distributions from net realized gains	—	(0.33)	(2.19)	(1.13)	—

Net asset value at end of period	9.40	8.78	13.74	14.20	13.38

Total return (%)	7.10	(34.34)	13.79	15.33	9.85

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.48 [3]	1.48	1.51 [4]	1.48 [4]	1.55
Gross operating expenses	1.50	1.48	1.59	1.63	1.69
Net investment income (loss)	(0.64)	(0.38)	(0.60)	(0.82)	(0.95)
Portfolio turnover rate	129	134	83	105	94
Net assets, end of period ($ x 1,000,000)	64	64	99	95	108

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
Select Shares	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.86	13.85	14.27	13.41	12.19

Income (loss) from investment operations:
Net investment income (loss)	(0.04)[1]	(0.04)[1]	(0.04)[1]	(0.02)	(0.11)
Net realized and unrealized gains (losses)	0.68	(4.62)	1.81	2.01	1.33

Total income from investment operations	0.64	(4.66)	1.77	1.99	1.22
Less distributions:
Distributions from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	—	(0.33)	(2.19)	(1.13)	—

Net asset value at end of period	9.49	8.86	13.85	14.27	13.41

Total return (%)	7.29	(34.28)	14.04	15.61	10.01

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.33 [3]	1.37	1.36 [5]	1.16 [5]	1.37
Gross operating expenses	1.45	1.44	1.66	1.55	1.63
Net investment income (loss)	(0.48)	(0.31)	(0.29)	(0.43)	(0.76)
Portfolio turnover rate	129	134	83	105	94
Net assets, end of period ($ x 1,000,000)	292	260	437	7	1

1 Calculated based on average shares outstanding during the period.
2 Per share amount was less than $0.01.
3 Effective February 28, 2009, the operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.
4 The ratio of net operating expenses would have been 1.55% and 1.55% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.
5 The ratio of net operating expenses would have been 1.36% and 1.37% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.

See financial notes 11

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

95.4%		Common Stock	316,143	340,654
1.0%		Foreign Common Stock	4,475	3,475
4.0%		Other Investment Company	14,335	14,335
0.2%		Short-Term Investment	600	600

100.6%		Total Investments	335,553	359,064
(0	.6)%	Other Assets and Liabilities		(2,178)

100.0%		Net Assets		356,886

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 95.4% of net assets

Automobiles & Components 1.0%
WABCO Holdings, Inc.	78,800	1,869
Winnebago Industries, Inc. *	140,934	1,621

		3,490

Banks 4.1%
Bank of the Ozarks, Inc.	90,063	2,049
East West Bancorp, Inc.	64,844	586
First Horizon National Corp. *	84,565	1,000
Glacier Bancorp, Inc.	137,832	1,804
Hudson City Bancorp, Inc.	91,100	1,197
KeyCorp	255,000	1,374
New York Community Bancorp, Inc.	97,346	1,050
People’s United Financial, Inc.	97,196	1,558
SunTrust Banks, Inc.	5,400	103
Synovus Financial Corp.	403,840	897
TCF Financial Corp.	135,800	1,607
Zions Bancorp	101,701	1,440

		14,665

Capital Goods 7.0%
AAR CORP. *	33,900	665
Ceradyne, Inc. *	60,000	967
Dover Corp.	47,800	1,801
EMCOR Group, Inc. *	92,385	2,182
Energy Conversion Devices, Inc. *	42,831	461
General Cable Corp. *	61,164	1,905
Harbin Electric, Inc. *	40,900	652
HEICO Corp.	26,400	1,004
Hexcel Corp. *	181,700	1,999
Jacobs Engineering Group, Inc. *	25,207	1,066
Joy Global, Inc.	45,700	2,304
Kennametal, Inc.	54,300	1,279
Rockwell Collins, Inc.	31,800	1,602
SmartHeat, Inc. *	63,700	569
Snap-on, Inc.	28,915	1,056
SPX Corp.	33,360	1,761
Terex Corp. *	71,762	1,451
The Manitowoc Co., Inc.	80,700	738
Wabtec Corp.	40,694	1,496

		24,958

Commercial & Professional Supplies 2.6%
Clean Harbors, Inc. *	20,000	1,129
Cornell Cos., Inc. *	31,130	711
EnergySolutions, Inc.	471,500	3,932
Healthcare Services Group, Inc.	35,300	697
ICF International, Inc. *	23,900	685
The Advisory Board Co. *	82,410	2,031

		9,185

Consumer Durables & Apparel 3.6%
Carter’s, Inc. *	48,699	1,149
Columbia Sportswear Co.	82,500	3,139
Fuqi International, Inc. *	28,600	586
Jarden Corp.	25,700	704
Lennar Corp., Class A	77,500	977
Lululemon Athletica, Inc. *	35,200	884
M.D.C. Holdings, Inc.	74,634	2,435
Polaris Industries, Inc.	5,900	248
The Warnaco Group, Inc. *	14,500	588
Toll Brothers, Inc. *	49,900	864
True Religion Apparel, Inc. *	24,000	619
Under Armour, Inc., Class A *	21,800	585

		12,778

Consumer Services 3.6%
BJ’s Restaurants, Inc. *	156,813	2,503
Burger King Holdings, Inc.	86,300	1,481
Capella Education Co. *	17,400	1,199
Corinthian Colleges, Inc. *	64,205	1,018
Domino’s Pizza, Inc. *	260,529	1,912
Grand Canyon Education, Inc. *	79,754	1,293
Lincoln Educational Services Corp. *	8,600	170
Marriott International, Inc., Class A	37,815	948
Orient-Express Hotels Ltd., Class A	85,800	738
Pinnacle Entertainment, Inc. *	58,300	493
Royal Caribbean Cruises Ltd. *	26,900	544
WMS Industries, Inc. *	12,300	492

		12,791

Diversified Financials 3.6%
Federated Investors, Inc., Class B	63,400	1,664
GAMCO Investors, Inc., Class A	48,093	2,029
GFI Group, Inc.	103,453	533
Invesco Ltd.	59,905	1,267
Janus Capital Group, Inc.	203,816	2,674
Knight Capital Group, Inc., Class A *	108,860	1,834
Raymond James Financial, Inc.	92,839	2,192

12 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)
Teton Advisors, Inc., Class B (a)(c)*	1,198	—
Waddell & Reed Financial, Inc., Class A	21,800	612

		12,805

Energy 9.1%
Alpha Natural Resources, Inc. *	46,641	1,584
Arena Resources, Inc. *	27,360	1,019
Bill Barrett Corp. *	132,911	4,118
Cameron International Corp. *	36,500	1,349
CARBO Ceramics, Inc.	43,500	2,540
Concho Resources, Inc. *	36,100	1,376
CONSOL Energy, Inc.	25,900	1,109
Global Industries Ltd. *	231,500	1,688
Holly Corp.	68,769	1,995
Hornbeck Offshore Services, Inc. *	58,991	1,434
Murphy Oil Corp.	20,550	1,256
Oceaneering International, Inc. *	40,500	2,070
Petrohawk Energy Corp. *	79,600	1,872
TETRA Technologies, Inc. *	296,500	2,805
Unit Corp. *	85,500	3,341
Weatherford International Ltd. *	72,400	1,269
Willbros Group, Inc. *	123,873	1,628

		32,453

Food & Staples Retailing 0.4%
United Natural Foods, Inc. *	67,517	1,628

Food, Beverage & Tobacco 3.3%
H.J. Heinz Co.	28,600	1,151
Lance, Inc.	63,623	1,534
Molson Coors Brewing Co., Class B	21,500	1,053
The Hain Celestial Group, Inc. *	209,500	3,675
The J.M. Smucker Co.	34,000	1,793
TreeHouse Foods, Inc. *	68,227	2,552

		11,758

Health Care Equipment & Services 11.1%
Air Methods Corp. *	19,100	583
Allscripts-Misys Healthcare Solutions, Inc. *	198,000	3,861
Analogic Corp.	117,958	4,405
Beckman Coulter, Inc.	15,700	1,010
Edwards Lifesciences Corp. *	18,000	1,385
Emergency Medical Services Corp., Class A *	15,900	764
Greatbatch, Inc. *	136,000	2,675
Health Management Associates, Inc., Class A *	339,823	2,073
HMS Holdings Corp. *	23,300	1,000
ICU Medical, Inc. *	16,900	591
IMS Health, Inc.	194,000	3,180
Inverness Medical Innovations, Inc. *	27,600	1,049
IPC The Hospitalist Co. *	22,000	667
MedAssets, Inc. *	28,600	627
MEDNAX, Inc. *	14,900	774
Natus Medical, Inc. *	38,500	535
NuVasive, Inc. *	12,800	464
PSS World Medical, Inc. *	34,400	696
Quality Systems, Inc.	47,627	2,906
Sirona Dental Systems, Inc. *	31,200	840
SXC Health Solutions Corp. *	19,100	872
Teleflex, Inc.	48,427	2,409
Thoratec Corp. *	123,000	3,230
Wright Medical Group, Inc. *	194,000	3,152

		39,748

Household & Personal Products 1.7%
NBTY, Inc. *	65,212	2,374
WD-40 Co.	121,500	3,826

		6,200

Insurance 1.5%
Arch Capital Group Ltd. *	34,954	2,355
Assurant, Inc.	47,410	1,419
PartnerRe Ltd.	18,900	1,445

		5,219

Materials 4.3%
Brush Engineered Materials, Inc. *	121,500	2,242
Commercial Metals Co.	103,200	1,531
Cytec Industries, Inc.	68,550	2,274
International Flavors & Fragrances, Inc.	47,300	1,802
Landec Corp. *	160,500	1,050
Minerals Technologies, Inc.	46,500	2,291
Nalco Holding Co.	32,600	689
NewMarket Corp.	9,000	841
Pactiv Corp. *	67,600	1,561
Schnitzer Steel Industries, Inc., Class A	26,159	1,131

		15,412

Media 1.7%
DreamWorks Animation SKG, Inc., Class A *	67,779	2,169
Gannett Co., Inc.	178,511	1,753
Morningstar, Inc. *	29,906	1,526
The E.W. Scripps Co., Class A *	119,733	761

		6,209

Pharmaceuticals, Biotechnology & Life Sciences 4.3%
Alexion Pharmaceuticals, Inc. *	21,800	968
Alkermes, Inc. *	332,500	2,650
Covance, Inc. *	19,300	998
Human Genome Sciences, Inc. *	25,700	480
Inspire Pharmaceuticals, Inc. *	217,000	970
King Pharmaceuticals, Inc. *	131,500	1,332
Perrigo Co.	63,492	2,361
Pharmaceutical Product Development, Inc.	101,000	2,177
Salix Pharmaceuticals Ltd. *	57,000	1,048
Thermo Fisher Scientific, Inc. *	24,600	1,107
United Therapeutics Corp. *	30,696	1,306

		15,397

See financial notes 13

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Real Estate 2.6%
BioMed Realty Trust, Inc.	130,285	1,768
Jones Lang LaSalle, Inc.	12,000	562
LaSalle Hotel Properties	111,900	1,920
Redwood Trust, Inc.	135,614	1,891
The St. Joe Co. *	50,500	1,209
Washington Real Estate Investment Trust	80,454	2,148

		9,498

Retailing 5.8%
1-800-FLOWERS.COM, Inc., Class A *	367,000	1,409
Aaron’s, Inc.	75,465	1,891
Abercrombie & Fitch Co., Class A	54,600	1,792
American Eagle Outfitters, Inc.	89,600	1,567
bebe stores, Inc.	287,500	1,800
Bed Bath & Beyond, Inc. *	27,700	975
Blue Nile, Inc. *	30,058	1,805
DSW, Inc., Class A *	87,048	1,671
hhgregg, Inc. *	45,200	745
Lumber Liquidators, Inc. *	87,576	1,861
Macy’s, Inc.	99,024	1,740
Tractor Supply Co. *	74,200	3,317

		20,573

Semiconductors & Semiconductor Equipment 4.8%
Avago Technologies Ltd. *	98,300	1,475
Broadcom Corp., Class A *	50,100	1,333
FEI Co. *	92,500	2,202
Hittite Microwave Corp. *	15,000	552
Maxim Integrated Products, Inc.	110,175	1,837
Netlogic Microsystems, Inc. *	14,400	547
ON Semiconductor Corp. *	126,600	847
Silicon Image, Inc. *	914,000	1,929
Silicon Laboratories, Inc. *	13,500	566
Ultratech, Inc. *	338,500	4,373
Varian Semiconductor Equipment Associates, Inc. *	27,900	792
Veeco Instruments, Inc. *	29,400	716

		17,169

Software & Services 12.4%
ArcSight, Inc. *	27,400	677
AsiaInfo Holdings, Inc. *	17,300	382
Aspen Technology, Inc. *	241,440	2,535
Blackboard, Inc. *	59,518	2,111
FactSet Research Systems, Inc.	34,580	2,215
Fair Isaac Corp.	162,000	3,293
Global Payments, Inc.	23,000	1,132
Informatica Corp. *	35,300	749
Jack Henry & Associates, Inc.	22,100	510
LivePerson, Inc. *	167,057	840
Manhattan Associates, Inc. *	25,600	588
NIC, Inc.	62,700	549
Nuance Communications, Inc. *	38,170	500
Parametric Technology Corp. *	160,500	2,393
Perfect World Co., Ltd. ADR (Cayman Islands) *	13,600	599
Rackspace Hosting, Inc. *	38,100	638
RightNow Technologies, Inc. *	252,007	3,846
Solera Holdings, Inc.	22,400	722
Sourcefire, Inc. *	27,600	560
SuccessFactors, Inc. *	57,700	882
Taleo Corp., Class A *	29,100	633
TeleCommunication Systems, Inc., Class A *	144,500	1,292
TeleTech Holdings, Inc. *	94,000	1,682
The Ultimate Software Group, Inc. *	26,400	674
TIBCO Software, Inc. *	392,000	3,430
ValueClick, Inc. *	340,357	3,349
VASCO Data Security International, Inc. *	187,645	1,141
VistaPrint N.V. *	13,300	679
Websense, Inc. *	349,527	5,613

		44,214

Technology Hardware & Equipment 3.6%
3PAR, Inc. *	214,687	2,020
Acme Packet, Inc. *	89,743	879
Agilent Technologies, Inc. *	53,900	1,333
Avnet, Inc. *	56,200	1,393
Ciena Corp. *	117,600	1,379
Compellent Technologies, Inc. *	29,400	539
F5 Networks, Inc. *	64,902	2,913
Netezza Corp. *	11,890	110
QLogic Corp. *	82,300	1,444
SeaChange International, Inc. *	126,824	859

		12,869

Telecommunication Services 0.6%
Cbeyond, Inc. *	151,386	2,021

Transportation 1.2%
AirTran Holdings, Inc. *	358,136	1,515
Arkansas Best Corp.	43,500	1,123
Forward Air Corp.	80,615	1,720

		4,358

Utilities 1.5%
Consolidated Edison, Inc.	24,485	996
Hawaiian Electric Industries, Inc.	67,735	1,209
PG&E Corp.	30,500	1,247
Wisconsin Energy Corp.	41,300	1,804

		5,256

Total Common Stock (Cost $316,143)		340,654

Foreign Common Stock 1.0% of net assets

Singapore 0.4%

Semiconductors & Semiconductor Equipment 0.4%
Verigy Ltd. *	125,757	1,237

14 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

United Kingdom 0.6%

Insurance 0.6%
Willis Group Holdings Ltd.	82,903	2,238

Total Foreign Common Stock (Cost $4,475)		3,475

Other Investment Company 4.0% of net assets

State Street Institutional Liquid Reserves Fund - Institutional Class	14,334,717	14,335

Total Other Investment Company (Cost $14,335)		14,335

Issuer	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.2% of net assets

U.S. Treasury Obligation 0.2%
U.S. Treasury Bills
0.08%, 12/17/09 (b)	600	600

Total Short-Term Investment (Cost $600)		600

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $346,265, and the unrealized appreciation and depreciation were $34,784 and ($21,985), respectively, with a net appreciation of $12,799.

*	Non-income producing security.
(a)	Fair-valued by Management in accordance with procedures approved by the Board of Trustees.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.

ADR	— American Depositary Receipt. Please see complete schedule of holdings.
ADR	— American Depositary Receipt

In addition to the above, the fund held the following at 10/31/09.

	Number of	Contract	Unrealized
	Contracts	Value	Losses

Futures Contract

Russell 2000 Index, e-mini, Long, expires 12/18/09	115	6,461	(334)

See financial notes 15

 Laudus Small-Cap MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $335,553)		$359,064
Receivables:
Investments sold		3,766
Fund shares sold		988
Dividends		64
Interest		3
Prepaid expenses	+	5

Total assets		363,890

Liabilities
Payables:
Investments bought		6,572
Investment advisers and administrator fees		76
Shareholder services fees to affiliate		7
Due to brokers for futures		169
Fund shares redeemed		123
Trustees’ fees		1
Accrued expenses	+	56

Total liabilities		7,004

Net Assets
Total assets		363,890
Total liabilities	−	7,004

Net assets		$356,886
Net Assets by Source
Capital received from investors		499,936
Net investment income not yet distributed		6
Net realized capital losses		(166,233)
Net unrealized capital gains		23,177

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$64,424		6,850		$9.40
Select Shares	$292,462		30,809		$9.49

16 See financial notes

 Laudus Small-Cap MarketMasters Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends		$2,655
Interest	+	97

Total investment income		2,752

Net Realized Gains and Losses
Net realized losses on investments		(60,208)
Net realized losses on futures contracts	+	(1,673)

Net realized losses		(61,881)

Net Unrealized Gains and Losses
Net unrealized gains on investments		93,080
Net unrealized gains on futures contracts	+	216

Net unrealized gains		93,296

Expenses
Investment adviser and administrator fees		3,800
Transfer agent and shareholder service fees:
Investor Shares		151
Select Shares		543
Portfolio accounting fees		68
Professional fees		48
Custodian fees		40
Registration fees		37
Shareholder reports		26
Trustees’ fees		9
Other expenses	+	6

Total expenses		4,728
Expense reduction by adviser and Schwab	−	325

Net expenses		4,403

Increase (Decrease) in Net Assets from Operations
Total investment income		2,752
Net expenses	−	4,403

Net investment loss		(1,651)
Net realized losses		(61,881)
Net unrealized gains	+	93,296

Increase in net assets from operations		$29,764

See financial notes 17

 Laudus Small-Cap MarketMasters Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment loss		($1,651)	($1,604)
Net realized losses		(61,881)	(102,682)
Net unrealized gains (losses)	+	93,296	(96,282)

Increase (Decrease) in net assets from operations		29,764	(200,568)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		22	—
Select Shares	+	409	—

Total distributions from net investment income		431	—

Distributions from net realized gains
Investor Shares		—	2,435
Select Shares	+	—	10,845

Total distributions from net realized gains		—	13,280

Total distributions		$431	$13,280

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		911	$7,316	1,337	$15,389
Select Shares	+	14,431	116,039	14,764	169,600

Total shares sold		15,342	$123,355	16,101	$184,989

Shares Reinvested
Investor Shares		3	$21	188	$2,278
Select Shares	+	15	122	285	3,475

Total shares reinvested		18	$143	473	$5,753

Shares Redeemed
Investor Shares		(1,374)	($11,124)	(1,434)	($15,902)
Select Shares	+	(12,989)	(109,052)	(17,259)	(173,104)

Total shares redeemed		(14,363)	($120,176)	(18,693)	($189,006)

Net transactions in fund shares		997	$3,322	(2,119)	$1,736

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		36,662	$324,231	38,781	$536,343
Total increase or decrease	+	997	32,655	(2,119)	(212,112)

End of period		37,659	$356,886	36,662	$324,231

Net investment income not yet distributed			$6		$18

18 See financial notes

Laudus International MarketMasters Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
Investor Shares	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	11.78	25.96	20.73	16.78	13.58

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.20	0.14	0.13	0.06
Net realized and unrealized gains (losses)	3.63	(12.25)	6.84	3.98	3.16

Total from investment operations	3.77	(12.05)	6.98	4.11	3.22
Less distributions:
Distributions from net investment income	(0.51)	(0.10)	(0.16)	(0.16)	(0.02)
Distributions from net realized gains	—	(2.03)	(1.59)	—	—

Total distributions	(0.51)	(2.13)	(1.75)	(0.16)	(0.02)

Net asset value at end of period	15.04	11.78	25.96	20.73	16.78

Total return (%)	33.64	(49.97)	36.01	24.66	23.75

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.62	1.59	1.56 [1]	1.57 [1]	1.65
Gross operating expenses	1.63	1.59	1.59	1.64	1.74
Net investment income (loss)	0.95	0.95	0.62	0.52	0.37
Portfolio turnover rate	96	88	71	90	53
Net assets, end of period ($ x 1,000,000)	931	918	2,297	1,320	794

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
Select Shares	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	11.80	26.00	20.77	16.81	13.61

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.23	0.15	0.19	0.08
Net realized and unrealized gains (losses)	3.64	(12.27)	6.86	3.96	3.17

Total from investment operations	3.79	(12.04)	7.01	4.15	3.25
Less distributions:
Distributions from net investment income	(0.54)	(0.13)	(0.19)	(0.19)	(0.05)
Distributions from net realized gains	—	(2.03)	(1.59)	—	—

Total distributions	(0.54)	(2.16)	(1.78)	(0.19)	(0.05)

Net asset value at end of period	15.05	11.80	26.00	20.77	16.81

Total return (%)	33.82	(49.91)	36.16	24.88	23.90

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.47	1.48 [2]	1.44 [3]	1.39 [3]	1.47
Gross operating expenses	1.58	1.54	1.55	1.60	1.68
Net investment income (loss)	1.08	1.08	0.73	0.72	0.59
Portfolio turnover rate	96	88	71	90	53
Net assets, end of period ($ x 1,000,000)	630	540	1,255	628	274

1 The ratio of net operating expenses would have been 1.64% and 1.59% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.
2 The ratio of net operating expenses would have been 1.47% if tax and interest expense had not been included.
3 The ratio of net operating expenses would have been 1.47% and 1.47% for the periods ended 10/31/06 and 10/31/07, respectively, if custody credits had not been included.

See financial notes 19

 Laudus International MarketMasters Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

95.1%	Common Stock	1,347,954	1,484,044
0.1%	Preferred Stock	1,158	1,044
4.0%	Other Investment Companies	68,647	62,927
—%	Rights	292	341
—%	Warrants	7	34
0.3%	Short-Term Investment	4,850	4,850
—%	Corporate Bond	118	131

99.5%	Total Investments	1,423,026	1,553,371
0.5%	Other Assets and Liabilities, Net		7,209

100.0%	Net Assets		1,560,580

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 95.1% of net assets

Australia 4.2%

Commercial & Professional Supplies 0.6%
Brambles Ltd.	518,800	3,270
Seek Ltd.	29,374	158
Transfield Services Ltd.	1,610,882	6,074

		9,502

Energy 0.3%
Arrow Energy Ltd. *	94,900	343
Centennial Coal Co., Ltd.	138,216	386
Energy Resources of Australia Ltd.	35,906	742
WorleyParsons Ltd.	114,432	2,640

		4,111

Food & Staples Retailing 0.1%
Woolworths Ltd.	44,599	1,142

Food, Beverage & Tobacco 0.3%
Coca-Cola Amatil Ltd.	61,200	582
Foster’s Group Ltd.	834,600	4,093

		4,675

Health Care Equipment & Services 0.3%
Ansell Ltd.	369,964	3,419
Cochlear Ltd.	24,227	1,388

		4,807

Insurance 0.2%
QBE Insurance Group Ltd.	191,433	3,855

Materials 1.5%
Alumina Ltd. *	130,200	191
Amcor Ltd.	54,000	278
BHP Billiton Ltd.	140,298	4,601
BHP Billiton Ltd. ADR	229,000	15,018
Mount Gibson Iron Ltd. *	885,049	935
OZ Minerals Ltd. *	380,400	398
PanAust Ltd. *	4,442,941	1,816

		23,237

Media 0.0%
Fairfax Media Ltd.	191,400	271

Real Estate 0.6%
Commonwealth Property Office Fund	11,917,961	9,348

Retailing 0.3%
David Jones Ltd.	752,773	3,566
JB Hi-Fi Ltd.	68,947	1,268

		4,834

Transportation 0.0%
Asciano Group *	111,100	149

		65,931

Austria 0.2%

Capital Goods 0.1%
Andritz AG	9,800	540
Strabag SE	6,915	212
Wienerberger AG *	20,192	365

		1,117

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Intercell AG *	35,535	1,373

		2,490

Bahamas 0.1%

Energy 0.1%
Petrominerales Ltd. *	75,179	1,042

Belgium 0.6%

Capital Goods 0.0%
Bekaert N.V.	3,100	399

Food & Staples Retailing 0.1%
Colruyt S.A.	8,443	2,009

Food, Beverage & Tobacco 0.4%
Anheuser-Busch InBev N.V.	120,759	5,670

Materials 0.1%
Nyrstar *	138,003	1,608

		9,686

Bermuda 0.3%

Food, Beverage & Tobacco 0.1%
Bunge Ltd.	41,750	2,382

Insurance 0.2%
PartnerRe Ltd.	32,875	2,515

		4,897

20 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Brazil 1.7%

Consumer Durables & Apparel 0.1%
MRV Engenharia e Participacoes S.A.	12,645	235
PDG Realty S.A. Empreendimentos e Participacoes	194,100	1,642

		1,877

Diversified Financials 0.2%
BM&F BOVESPA S.A.	307,600	1,990
GP Investments Ltd. BDR *	180,800	924

		2,914

Food & Staples Retailing 0.1%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	13,600	823

Food, Beverage & Tobacco 0.0%
Cosan S.A. Industria e Comercio *	10,800	114
SLC Agricola S.A.	49,300	372

		486

Health Care Equipment & Services 0.1%
Diagnosticos da America S.A. *	101,800	2,519

Household & Personal Products 0.2%
Hypermarcas S.A. *	31,775	651
Natura Cosmeticos S.A.	117,200	2,099

		2,750

Materials 0.7%
Vale S.A. ADR	461,475	11,763

Retailing 0.1%
B2W Compania Global do Varejo (B2W Varejo)	6,200	180
Lojas Renner S.A.	34,400	605

		785

Telecommunication Services 0.0%
GVT Holding S.A. *	14,100	403

Transportation 0.2%
Localiza Rent a Car S.A.	250,700	2,633

		26,953

Canada 6.0%

Banks 0.1%
Canadian Western Bank	75,797	1,498

Consumer Durables & Apparel 0.1%
Gildan Activewear, Inc. *	39,300	697

Consumer Services 0.1%
Tim Hortons, Inc.	69,956	2,002

Energy 1.8%
Canadian Natural Resources Ltd.	69,975	4,525
Crescent Point Energy Corp.	48,080	1,635
EnCana Corp.	92,600	5,129
Niko Resources Ltd.	16,570	1,341
Pacific Rubiales Energy Corp. *	76,812	935
Pason Systems, Inc.	251,100	2,634
PetroBakken Energ Ltd., Class A *	42,165	1,217
Precision Drilling Trust	352,480	2,300
Suncor Energy, Inc.	218,525	7,216
Trinidad Drilling Ltd.	218,526	1,428

		28,360

Food & Staples Retailing 0.0%
Alimentation Couche-Tard, Inc., Class B	27,400	481

Food, Beverage & Tobacco 0.1%
Cott Corp. *	261,357	2,065

Health Care Equipment & Services 0.2%
SXC Health Solutions Corp. *	57,093	2,619

Insurance 0.1%
Manulife Financial Corp.	70,700	1,314

Materials 1.3%
Agnico-Eagle Mines Ltd.	9,200	490
Consolidated Thompson Iron Mines Ltd. *	58,947	272
Detour Gold Corp. *	69,420	856
Eldorado Gold Corp. *	47,700	532
Equinox Minerals Ltd. *	502,282	1,690
First Quantum Minerals Ltd.	11,277	771
HudBay Minerals, Inc. *	172,582	2,235
Potash Corp. of Saskatchewan, Inc.	141,100	13,091
Sino-Forest Corp. *	26,100	367

		20,304

Media 0.5%
Thomson Reuters Corp.	218,400	6,917

Real Estate 0.8%
Brookfield Asset Management, Inc., Class A	191,409	4,001
Morguard Real Estate Investment Trust	252,790	2,787
Northern Property Real Estate Investment Trust (b)	288,700	5,448

		12,236

Transportation 0.9%
Canadian National Railway Co.	173,900	8,389
Canadian Pacific Railway Ltd.	140,150	6,042

		14,431

		92,924

Cayman Islands 0.2%

Capital Goods 0.1%
China High Speed Transmission Equipment Group Co., Ltd.	498,000	999

Food, Beverage & Tobacco 0.0%
Shenguan Holdings Group Ltd. *	1,350,000	801

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
WuXi PharmaTech Cayman, Inc. *	118,975	1,526

		3,326

China 1.5%

Automobiles & Components 0.3%
Dongfeng Motor Group Co., Ltd., Class H	2,128,000	2,530
Geely Automobile Holdings Ltd.	2,610,000	944

See financial notes 21

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)
Minth Group Ltd.	386,000	401

		3,875

Banks 0.2%
Industrial & Commercial Bank of China Ltd., Class H	4,073,472	3,241

Capital Goods 0.1%
China Railway Construction Corp., Ltd., Class H	522,500	692
Zhuzhou CSR Times Electric Co., Ltd., Class H	572,000	1,037

		1,729

Consumer Durables & Apparel 0.0%
China Dongxiang Group Co.	876,000	535

Consumer Services 0.0%
New Oriental Education & Technology Group, Inc. ADR *	10,200	712

Energy 0.1%
China Shenhua Energy Co., Ltd., Class H	338,000	1,516

Health Care Equipment & Services 0.0%
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	140,000	495

Household & Personal Products 0.2%
Hengan International Group Co., Ltd.	216,000	1,390
Vinda International Holdings Ltd.	2,514,000	1,615

		3,005

Materials 0.4%
AMVIG Holdings Ltd. (b)	10,928,000	4,759
China Zhongwang Holdings Ltd. *	1,281,200	1,200
Nine Dragons Paper Holdings Ltd.	658,000	936

		6,895

Software & Services 0.1%
Baidu, Inc. ADR *	2,600	983

Technology Hardware & Equipment 0.1%
Ju Teng International Holdings Ltd.	1,222,000	968

		23,954

Denmark 0.5%

Banks 0.1%
Jyske Bank A/S - Reg’d *	49,336	1,841

Capital Goods 0.1%
FLSmidth & Co. A/S	18,200	963

Materials 0.1%
Novozymes A/S, Class B	8,929	817

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Novo Nordisk A/S, Class B	56,075	3,484

Software & Services 0.0%
SimCorp A/S	2,826	544

Transportation 0.0%
DSV A/S *	44,285	688

		8,337

Finland 0.0%

Capital Goods 0.0%
Kone Oyj, Class B	4,600	172

Software & Services 0.0%
F-Secure Oyj	121,378	442

		614

France 7.1%

Banks 0.4%
BNP Paribas	73,317	5,523

Capital Goods 1.4%
Alstom S.A.	47,634	3,301
Carbone Lorraine S.A.	262,672	9,000
Nexans S.A.	39,728	2,805
Schneider Electric S.A.	15,477	1,609
Societe Industrielle D’Aviations Latecoere S.A. (b)*	248,348	2,348
Vinci S.A.	65,427	3,415

		22,478

Consumer Durables & Apparel 0.5%
Hermes International	12,467	1,734
LVMH Moet Hennessy Louis Vuitton S.A.	55,100	5,705

		7,439

Consumer Services 0.4%
Sodexho	117,200	6,693

Diversified Financials 0.2%
Financiere Marc de Lacharriere S.A.	54,648	2,848

Food, Beverage & Tobacco 0.2%
DANONE S.A. ADR	83,200	998
Remy Cointreau S.A.	30,229	1,460

		2,458

Health Care Equipment & Services 0.2%
bioMerieux	4,815	534
Essilor International S.A.	47,538	2,662
Orpea	15,470	697

		3,893

Household & Personal Products 0.2%
L’Oreal S.A.	32,400	3,313

Insurance 0.3%
April Group	28,873	1,083
Euler Hermes S.A.	38,273	3,038

		4,121

Materials 0.3%
Air Liquide S.A.	43,452	4,680

Media 1.8%
Havas S.A.	333,770	1,268
Ipsos	158,361	4,849
M6 Metropole Television	11,700	282
Publicis Groupe	260,200	9,887
Societe Television Francaise 1	717,700	11,268

		27,554

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Boiron S.A. (b)	119,729	4,933

22 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Software & Services 0.1%
Cap Gemini S.A.	23,100	1,070
Groupe Steria S.C.A.	42,818	1,279

		2,349

Technology Hardware & Equipment 0.7%
Gemalto N.V. *	11,604	488
Neopost S.A.	122,579	10,727

		11,215

Utilities 0.1%
EDF Energies Nouvelles S.A.	31,334	1,673

		111,170

Germany 7.3%

Automobiles & Components 1.3%
Bayerische Motoren Werke AG	173,200	8,473
Daimler AG - Reg’d	175,400	8,520
ElringKlinger AG	131,617	2,609
Leoni AG	40,168	823

		20,425

Capital Goods 1.2%
Bilfinger Berger AG	168,479	10,849
Kloeckner & Co., SE *	56,015	1,228
MTU Aero Engines Holding AG	136,353	6,196
SMA Solar Technology AG	2,200	210

		18,483

Commercial & Professional Supplies 0.3%
GfK SE	167,078	5,286

Consumer Durables & Apparel 0.3%
Puma AG Rudolf Dassler Sport	2,971	911
Rational AG	22,104	3,104

		4,015

Insurance 0.7%
Allianz SE - Reg’d	102,400	11,737

Materials 1.2%
BASF SE	73,372	3,927
BASF SE ADR	103,050	5,523
HeidelbergCement AG	4,511	270
Lanxess AG	22,900	718
Symrise AG	487,506	8,839
Wacker Chemie AG	1,600	230

		19,507

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
QIAGEN N.V. *	203,125	4,212

Retailing 0.3%
Fielmann AG	56,511	4,177
Praktiker Bau- und Heimwerkermaerkte Holding AG	38,313	466

		4,643

Semiconductors & Semiconductor Equipment 0.2%
Aixtron AG	53,013	1,584
Infineon Technologies AG *	184,552	831

		2,415

Software & Services 0.9%
SAP AG	262,241	11,878
United Internet AG - Reg’d *	48,900	637
Wirecard AG	160,569	2,089

		14,604

Technology Hardware & Equipment 0.4%
Wincor Nixdorf AG	100,819	5,895

Utilities 0.2%
RWE AG ADR	30,750	2,697

		113,919

Greece 0.3%

Banks 0.2%
National Bank of Greece S.A. *	68,457	2,503
Piraeus Bank S.A. *	70,563	1,216

		3,719

Diversified Financials 0.1%
Hellenic Exchanges S.A.	102,797	1,462

		5,181

Hong Kong 2.0%

Capital Goods 0.4%
Fong’s Industries Co., Ltd. (b)*	10,128,000	2,697
Melco International Development Ltd. *	1,695,000	925
Neo-Neon Holdings Ltd.	633,000	417
Noble Group Ltd.	1,600,760	2,926

		6,965

Commercial & Professional Supplies 0.1%
China Everbright International Ltd.	3,555,000	1,610

Consumer Durables & Apparel 0.3%
Arts Optical International Holdings Ltd. (b)	6,600,000	2,470
C C Land Holdings Ltd.	530,000	288
Daphne International Holdings Ltd.	1,274,000	963
Techtronic Industries Co., Ltd.	1,333,500	1,071

		4,792

Consumer Services 0.1%
Melco Crown Entertainment Ltd. ADR *	157,963	783

Diversified Financials 0.0%
China Everbright Ltd.	74,000	174

Energy 0.1%
CNOOC Ltd.	1,470,000	2,202

Real Estate 0.1%
Shenzhen Investment Ltd.	2,374,000	935
Sino-Ocean Land Holdings Ltd.	437,500	426

		1,361

Retailing 0.3%
Li & Fung Ltd.	940,000	3,909

Semiconductors & Semiconductor Equipment 0.3%
ASM Pacific Technology Ltd.	625,600	4,863

Technology Hardware & Equipment 0.1%
Comba Telecom Systems Holdings Ltd.	1,348,820	1,379

See financial notes 23

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Transportation 0.2%
Pacific Basin Shipping Ltd.	3,675,000	2,701

		30,739

Hungary 0.1%

Banks 0.1%
OTP Bank Nyrt. plc *	28,900	813

India 1.7%

Automobiles & Components 0.2%
Hero Honda Motors Ltd.	68,123	2,249
Maruti Suzuki India Ltd.	17,785	522

		2,771

Banks 0.1%
Housing Development Finance Corp., Ltd.	36,962	2,056

Capital Goods 0.6%
Bharat Heavy Electricals Ltd.	64,365	3,008
Larsen & Toubro Ltd.	78,428	2,578
PSL Ltd.	260,400	764
Voltas Ltd.	831,884	2,802

		9,152

Energy 0.1%
Reliance Industries Ltd.	43,632	1,761

Food, Beverage & Tobacco 0.1%
McLeod Russel India Ltd.	223,876	971

Materials 0.1%
Jindal Steel & Power Ltd.	75,558	1,013

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Lupin Ltd.	21,794	571

Real Estate 0.2%
Housing Development & Infrastructure Ltd. *	259,359	1,711
Parsvnath Developers Ltd. *	199,714	434
Unitech Ltd.	608,700	1,032

		3,177

Software & Services 0.3%
Infosys Technologies Ltd.	61,956	2,888
Rolta India Ltd.	483,666	1,758
Satyam Computer Services Ltd. *	93,400	202

		4,848

		26,320

Indonesia 0.5%

Automobiles & Components 0.1%
PT Astra International Tbk	686,500	2,209

Banks 0.1%
PT Bank Rakyat Indonesia	3,026,500	2,202

Capital Goods 0.1%
PT United Tractors Tbk	1,377,000	2,111

Food, Beverage & Tobacco 0.1%
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	869,000	693

Materials 0.1%
PT Holcim Indonesia Tbk *	7,407,000	1,232

		8,447

Ireland 1.9%

Banks 0.1%
The Governor and Company of the Bank of Ireland *	912,800	2,291

Capital Goods 0.4%
Cooper Industries plc, Class A	117,800	4,558
Ingersoll-Rand plc	52,725	1,665

		6,223

Commercial & Professional Supplies 0.6%
Experian plc	951,045	8,691

Consumer Services 0.1%
Paddy Power plc	73,107	2,329

Food, Beverage & Tobacco 0.2%
Glanbia plc	638,994	2,513

Health Care Equipment & Services 0.1%
United Drug plc	642,334	2,117

Insurance 0.1%
Irish Life & Permanent plc	232,792	1,683

Materials 0.2%
CRH plc	97,465	2,384

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Warner Chilcott plc, Class A *	58,600	1,298

		29,529

Israel 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Teva Pharmaceutical Industries Ltd. ADR (Israel)	31,479	1,589

Technology Hardware & Equipment 0.0%
Orbotech Ltd. *	25,000	233

		1,822

Italy 1.2%

Capital Goods 0.1%
Trevi Finanziaria S.p.A.	115,841	1,972

Consumer Durables & Apparel 0.4%
Bulgari S.p.A	89,871	735
Luxottica Group S.p.A.	214,900	5,231

		5,966

Diversified Financials 0.2%
Azimut Holding S.p.A.	291,230	3,514

Health Care Equipment & Services 0.3%
Amplifon S.p.A. *	369,476	1,435
DiaSorin S.p.A.	65,372	2,393

		3,828

Media 0.1%
Gruppo Editoriale L’Espresso S.p.A. *	531,297	1,513

24 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Transportation 0.1%
Ansaldo STS S.p.A.	91,715	1,755

		18,548

Japan 11.1%

Automobiles & Components 1.7%
F.C.C. Co., Ltd.	418,400	7,194
Honda Motor Co., Ltd.	196,100	6,057
Sumitomo Rubber Industries Ltd.	54,300	500
Takata Corp.	56,500	1,054
Toyota Motor Corp.	277,400	10,951
Zeon Corp.	177,000	805

		26,561

Banks 0.2%
The Sumitomo Trust & Banking Co., Ltd.	442,000	2,303

Capital Goods 1.7%
Daikin Industries Ltd.	74,600	2,529
Fanuc Ltd.	13,100	1,088
JGC Corp.	45,000	860
Komatsu Ltd.	128,100	2,497
Kurita Water Industries Ltd.	47,400	1,450
Marubeni Corp.	208,000	1,029
MISUMI Group, Inc.	35,400	604
Miura Co., Ltd.	124,100	3,466
Nabtesco Corp.	262,000	3,017
NGK Insulators Ltd.	17,000	381
Nok Corp.	12,800	170
NSK Ltd.	94,000	546
Sumitomo Heavy Industries Ltd.	97,000	440
THK Co., Ltd.	118,100	2,041
Union Tool Co.	34,500	1,006
Ushio, Inc.	288,100	4,529

		25,653

Commercial & Professional Supplies 0.2%
Meitec Corp.	120,000	2,023
Park24 Co., Ltd.	43,800	489

		2,512

Consumer Durables & Apparel 0.2%
Makita Corp.	12,200	404
Shimano, Inc.	74,300	2,841

		3,245

Diversified Financials 0.9%
Daiwa Securities Group, Inc.	2,405,000	12,658
kabu.com Securities Co., Ltd.	377	403
ORIX Corp.	9,900	640

		13,701

Food, Beverage & Tobacco 0.3%
Ariake Japan Co., Ltd.	278,100	4,337
Unicharm Petcare Corp.	13,592	480

		4,817

Health Care Equipment & Services 0.4%
Hogy Medical Co., Ltd.	61,500	3,306
Miraca Holdings, Inc.	15,900	514
Nichii Gakkan Co.	20,100	199
Sysmex Corp.	10,800	483
Terumo Corp.	36,700	1,932

		6,434

Household & Personal Products 0.0%
Unicharm Corp.	2,300	220

Materials 0.7%
Nifco, Inc.	312,600	6,397
Nippon Yakin Kogyo Co., Ltd.	200,000	971
Taiyo Ink Mfg. Co., Ltd.	131,700	3,133
The Nippon Synthetic Chemical Industry Co., Ltd.	97,000	712
Ube Industries Ltd.	116,000	299

		11,512

Media 0.4%
CyberAgent, Inc.	2,973	3,867
Jupiter Telecommunications Co., Ltd.	2,371	2,167
Nippon Television Network Corp.	5,100	665

		6,699

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Shionogi & Co., Ltd.	26,000	561

Real Estate 0.1%
Tokyo Tatemono Co., Ltd.	209,000	996
Tokyu Livable, Inc.	75,800	686

		1,682

Retailing 0.7%
Autobacs Seven Co., Ltd.	12,800	432
Fast Retailing Co., Ltd.	31,900	5,250
K’s Holdings Corp.	24,900	807
Nitori Co., Ltd.	16,660	1,355
Point, Inc.	20,490	1,211
Start Today Co., Ltd,	310	616
Yamada Denki Co., Ltd.	6,200	378

		10,049

Semiconductors & Semiconductor Equipment 1.0%
Disco Corp.	40,300	2,223
Rohm Co., Ltd.	146,200	9,696
Shin-Etsu Chemical Co., Ltd.	49,100	2,604
Shinko Electric Industries Co., Ltd.	41,900	624
ULVAC, Inc.	38,800	912

		16,059

Software & Services 0.3%
Gree, Inc. (b)	59,600	3,268
Kakaku.com, Inc.	137	501
Yahoo! Japan Corp.	5,102	1,564

		5,333

Technology Hardware & Equipment 1.9%
Canon, Inc.	334,300	12,604
Hitachi Construction Machinery Co., Ltd.	14,200	331
HORIBA Ltd.	281,300	6,802
Keyence Corp.	7,800	1,548
OMRON Corp.	531,600	8,952

		30,237

Telecommunication Services 0.3%
SOFTBANK Corp.	183,500	4,324

Transportation 0.1%
Kintetsu World Express, Inc.	41,400	962

See financial notes 25

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)
Yamato Holdings Co., Ltd.	28,000	413

		1,375

		173,277

Luxembourg 0.6%

Energy 0.6%
Acergy S.A.	83,821	1,047
Tenaris S.A. ADR	237,725	8,468

		9,515

Media 0.0%
SES FDR	18,262	395

		9,910

Malaysia 0.3%

Banks 0.1%
CIMB Group Holdings Berhad	611,700	2,219

Capital Goods 0.1%
IJM Corp. Berhad	1,143,160	1,595

Food, Beverage & Tobacco 0.1%
IOI Corp. Berhad	595,800	924
Kuala Lumpur Kepong Berhad	149,300	652

		1,576

		5,390

Mexico 1.2%

Diversified Financials 0.0%
Banco Compartamos S.A. de C.V.	155,700	639

Food & Staples Retailing 0.0%
Wal-Mart de Mexico S.A.B. de C.V., Series V	26,000	92

Food, Beverage & Tobacco 0.5%
Fomento Economico Mexicano S.A.B. de C.V.	160,700	6,960

Media 0.6%
Grupo Televisa S.A. ADR	468,400	9,068
Megacable Holdings S.A.B. de C.V. *	390,500	806

		9,874

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Genomma Lab Internacional S.A., Class B *	573,388	955

		18,520

Netherlands 4.2%

Capital Goods 0.8%
Aalberts Industries N.V.	91,232	1,143
Chicago Bridge & Iron Co., N.V.	14,600	274
Koninklijke (Royal) Philips Electronics N.V.	109,400	2,748
Koninklijke BAM Groep N.V.	204,537	2,406
Koninklijke Boskalis Westminster N.V.	174,908	6,139

		12,710

Commercial & Professional Supplies 0.1%
Randstad Holding N.V. *	12,700	482
USG People N.V. *	69,525	1,210

		1,692

Consumer Durables & Apparel 0.0%
TomTom N.V. *	54,392	518

Diversified Financials 0.2%
BinckBank N.V.	106,986	2,117

Energy 1.1%
Core Laboratories N.V.	27,675	2,886
Fugro N.V., CVA	58,506	3,259
Schlumberger Ltd.	185,800	11,557

		17,702

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	161,700	2,037

Food, Beverage & Tobacco 0.4%
Heineken Holding N.V.	125,800	4,894
Unilever N.V.	58,950	1,821

		6,715

Materials 0.3%
Akzo Nobel N.V.	54,600	3,224
James Hardie Industries N.V. CDI *	189,900	1,203

		4,427

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	64,300	1,734

Software & Services 0.1%
Unit 4 Agresso N.V. *	40,567	964

Transportation 1.0%
Koninklijke Vopak N.V. *	210,873	14,227
TNT N.V.	22,800	605

		14,832

		65,448

New Zealand 1.1%

Consumer Services 0.4%
Sky City Entertainment Group Ltd.	2,225,157	5,497

Health Care Equipment & Services 0.5%
Fisher & Paykel Healthcare Corp., Ltd.	3,356,192	7,436

Transportation 0.2%
Auckland International Airport Ltd.	2,474,582	3,560

		16,493

Norway 0.8%

Energy 0.7%
Farstad Shipping A.S.A. (b)	178,850	4,149
Petroleum Geo-Services A.S.A. *	190,593	1,795
Seadrill Ltd. *	94,700	1,966
TGS Nopec Geophysical Co., A.S.A. *	157,680	2,391

		10,301

Food, Beverage & Tobacco 0.1%
Austevoll Seafood A.S.A. *	162,218	960

26 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Materials 0.0%
Yara International A.S.A. ADR	19,050	637

Software & Services 0.0%
Opera Software A.S.A.	176,076	755

Transportation 0.0%
Norwegian Air Shuttle A.S.A. *	17,474	496

		13,149

Panama 0.0%

Transportation 0.0%
Copa Holdings S.A., Class A	14,110	596

Papua New Guinea 0.1%

Energy 0.1%
Oil Search Ltd.	166,032	861

Peru 0.1%

Banks 0.1%
Credicorp Ltd.	19,730	1,362

Portugal 0.2%

Food & Staples Retailing 0.2%
Jeronimo Martins, SGPS, S.A.	294,640	2,625

Republic of Korea 0.7%

Automobiles & Components 0.2%
Hyundai Motor Co.	18,511	1,679
Kia Motors Corp. *	39,200	582

		2,261

Consumer Services 0.1%
MegaStudy Co., Ltd.	10,716	2,229

Household & Personal Products 0.1%
Amorepacific Corp.	500	345
LG Household & Health Care Ltd.	8,699	1,807

		2,152

Insurance 0.1%
Samsung Fire & Marine Insurance Co., Ltd.	9,262	1,687

Semiconductors & Semiconductor Equipment 0.1%
Samsung Electronics Co., Ltd.	3,000	1,805

Technology Hardware & Equipment 0.1%
Digitech Systems Co., Ltd. *	45,003	937
Samsung SDI Co., Ltd.	5,500	628

		1,565

		11,699

Singapore 2.8%

Capital Goods 0.3%
SembCorp Marine Ltd.	1,904,000	4,644

Energy 0.1%
Ezra Holdings Ltd. *	1,358,000	1,819

Food & Staples Retailing 0.1%
Olam International Ltd.	929,300	1,784

Food, Beverage & Tobacco 0.1%
Wilmar International Ltd.	342,000	1,508

Health Care Equipment & Services 0.3%
Parkway Holdings Ltd.	2,529,780	4,511

Real Estate 0.6%
Capitaland Ltd.	731,000	2,120
CapitaMall Trust	5,886,200	6,612

		8,732

Telecommunication Services 0.3%
StarHub Ltd.	3,322,000	4,448

Transportation 0.8%
SIA Engineering Co., Ltd.	1,903,000	3,778
Singapore Airport Terminal Services Ltd.	2,326,000	4,065
SMRT Corp., Ltd.	3,591,000	4,282

		12,125

Utilities 0.2%
Hyflux Ltd.	1,636,000	3,555

		43,126

South Africa 0.6%

Capital Goods 0.1%
Wilson Bayly Holmes-Ovcon Ltd.	66,901	969

Food & Staples Retailing 0.1%
Shoprite Holdings Ltd.	128,188	1,045

Materials 0.1%
Aquarius Platinum Ltd. *	210,108	896
Merafe Resources Ltd. *	4,278,618	765

		1,661

Media 0.2%
Naspers Ltd., Class N	101,100	3,649

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Aspen Pharmacare Holdings Ltd. *	177,096	1,492

		8,816

South Korea 0.1%

Technology Hardware & Equipment 0.1%
Samsung Electro-Mechanics Co., Ltd.	13,600	1,131

Spain 1.6%

Banks 0.2%
Banco Santander S.A.	201,754	3,247

Capital Goods 0.1%
Abengoa S.A.	14,700	388
Construcciones y Auxiliar de Ferrocarriles S.A.	1,918	945

		1,333

Commercial & Professional Supplies 0.4%
Prosegur, Compania de Seguridad S.A. - Reg’d	142,580	5,999

See financial notes 27

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Energy 0.1%
Tecnicas Reunidas S.A.	41,534	2,191

Materials 0.0%
Tubacex S.A.	177,536	733

Media 0.6%
Antena 3 de Television S.A. *	126,679	1,078
Gestevision Telecinco S.A.	739,096	7,639

		8,717

Retailing 0.1%
Industria de Diseno Textil S.A.	16,648	977

Telecommunication Services 0.1%
Jazztel plc *	3,018,170	1,220

Utilities 0.0%
Red Electrica Corporacion S.A.	5,000	258

		24,675

Sweden 1.6%

Capital Goods 0.8%
Assa Abloy AB, B Shares	565,800	9,887
Atlas Copco AB, B Shares	277,000	3,300

		13,187

Consumer Durables & Apparel 0.3%
Electrolux AB, B Shares *	31,800	762
JM AB *	151,917	2,256
Nobia AB *	170,062	1,056

		4,074

Food, Beverage & Tobacco 0.0%
Swedish Match AB	28,400	583

Materials 0.0%
SSAB AB, A Shares	29,900	456

Media 0.2%
Modern Times Group, B Shares	54,065	2,345

Retailing 0.3%
Clas Ohlson AB, B Shares	50,985	960
Hennes & Mauritz AB, B Shares	58,701	3,334

		4,294

		24,939

Switzerland 11.4%

Capital Goods 0.8%
ABB Ltd. - Reg’d *	282,160	5,249
Geberit AG - Reg’d	26,800	4,433
Tyco International Ltd.	85,800	2,879

		12,561

Commercial & Professional Supplies 0.9%
Adecco S.A. - Reg’d	241,200	10,778
Gategroup Holding AG *	34,011	895
SGS S.A. - Reg’d	1,653	2,208

		13,881

Consumer Durables & Apparel 1.4%
Compagnie Financiere Richemont S.A., Series A	501,400	14,036
Swatch Group AG	36,400	8,499

		22,535

Consumer Services 0.0%
Orascom Development Holding AG *	6,621	517

Diversified Financials 1.9%
Credit Suisse Group AG - Reg’d	319,577	17,083
Partners Group Holding AG	16,614	2,038
UBS AG - Reg’d *	602,100	10,040

		29,161

Energy 2.3%
Noble Corp.	368,825	15,026
Transocean Ltd. *	153,346	12,867
Weatherford International Ltd. *	486,550	8,529

		36,422

Food, Beverage & Tobacco 1.4%
Nestle S.A. - Reg’d	174,400	8,110
Nestle S.A. - Reg’d ADR	278,787	12,969

		21,079

Health Care Equipment & Services 0.2%
Nobel Biocare Holding AG - Reg’d	33,549	952
Sonova Holding AG - Reg’d	14,926	1,536
Straumann Holding AG - Reg’d	1,300	314

		2,802

Insurance 0.2%
Zurich Financial Services AG - Reg’d	10,918	2,500

Materials 0.8%
Clariant AG - Reg’d *	183,798	1,757
Givaudan S.A. - Reg’d	11,599	8,611
Sika AG	1,729	2,344

		12,712

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Actelion Ltd. - Reg’d *	25,300	1,395
Lonza Group AG - Reg’d	4,137	322
Novartis AG - Reg’d	196,800	10,248
Novartis AG ADR	80,275	4,170

		16,135

Software & Services 0.0%
Temenos Group AG - Reg’d *	26,043	594

Transportation 0.5%
Kuehne & Nagel International AG - Reg’d	76,864	6,964

		177,863

Taiwan 0.8%

Diversified Financials 0.1%
Yuanta Financial Holding Co., Ltd.	1,633,000	1,078

Health Care Equipment & Services 0.0%
St. Shine Optical Co., Ltd.	86,000	476

Semiconductors & Semiconductor Equipment 0.4%
Kinsus Interconnect Technology Corp.	644,000	1,614
Siliconware Precision Industries Co.	984,000	1,294
Taiwan Semiconductor Manufacturing Co., Ltd.	1,791,000	3,249

		6,157

28 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Technology Hardware & Equipment 0.3%
Acer, Inc.	134,000	316
Catcher Technology Co., Ltd. (b)	37,500	91
Everlight Electronics Co., Ltd.	99,000	270
Prime View International Co., Ltd. *	289,000	471
Wistron Corp.	497,788	833
WPG Holdings Co., Ltd.	1,283,000	1,755
Young Fast Optoelectronics Co., Ltd.	31,000	355

		4,091

		11,802

Thailand 0.0%

Food & Staples Retailing 0.0%
CP ALL PCL	945,300	537

Turkey 0.4%

Automobiles & Components 0.1%
Tofas Turk Otomobil Fabrikasi A/S	369,512	928

Banks 0.2%
Asya Katilim Bankasi A/S *	373,700	773
Turk Ekonomi Bankasi A.S. *	1,726,584	2,541

		3,314

Consumer Durables & Apparel 0.0%
Arcelik A/S *	169,288	553

Food & Staples Retailing 0.1%
BIM Birlesik Magazalar A/S	35,406	1,284

		6,079

United Kingdom 17.8%

Banks 0.6%
Barclays plc *	753,015	3,947
Standard Chartered plc	198,856	4,878

		8,825

Capital Goods 3.1%
BAE Systems plc ADR	33,850	699
Bodycote plc	1,238,906	3,310
Chemring Group plc	28,875	1,250
Chloride Group plc	3,887,004	10,262
Cobham plc	761,169	2,735
Cookson Group plc *	148,769	888
Invensys plc	214,800	993
Rolls-Royce Group plc *	564,099	4,160
Rolls-Royce Group plc, C Shares (c)*	33,845,940	56
Spirax-Sarco Engineering plc	152,066	2,713
The Weir Group plc	1,125,061	12,893
Travis Perkins plc	135,014	1,666
Ultra Electronics Holdings plc	241,315	5,209
VT Group plc	177,328	1,578

		48,412

Commercial & Professional Supplies 1.7%
Aggreko plc	59,308	737
Babcock International Group plc	157,205	1,561
Cape plc *	333,868	1,369
Capita Group plc	206,854	2,584
De La Rue plc	230,518	3,453
G4S plc	1,760,500	7,278
Michael Page International plc	271,038	1,428
RPS Group plc	294,911	1,011
Serco Group plc	816,561	6,755

		26,176

Consumer Durables & Apparel 0.1%
Bellway plc	32,495	389
Burberry Group plc	79,400	700
The Berkeley Group Holdings plc *	62,656	874

		1,963

Consumer Services 0.6%
Compass Group plc	937,200	5,944
Greene King plc	388,681	2,511
InterContinental Hotels Group plc	19,900	254

		8,709

Diversified Financials 1.0%
Aberdeen Asset Management plc	280,404	607
Ashmore Group plc	192,094	858
BlueBay Asset Management plc	156,537	953
Climate Exchange plc *	45,667	636
International Personal Finance	407,428	1,369
Man Group plc	159,100	805
Schroders plc	490,100	8,812
Tullett Prebon plc	270,364	1,605

		15,645

Energy 1.2%
Afren plc *	1,891,745	2,686
AMEC plc	160,873	2,119
BG Group plc	345,363	5,945
Dana Petroleum plc *	45,583	954
Gulf Keystone Petroleum Ltd *	985,026	1,710
Heritage Oil plc *	79,678	604
Petrofac Ltd.	113,631	1,749
Premier Oil plc *	47,051	907
Tullow Oil plc	86,300	1,672

		18,346

Food, Beverage & Tobacco 1.4%
British American Tobacco plc ADR	85,950	5,521
Britvic plc	344,536	1,970
Cadbury plc ADR	14,591	739
Diageo plc	496,400	8,085
Diageo plc ADR	57,150	3,716
Unilever plc	72,600	2,169

		22,200

Health Care Equipment & Services 0.2%
Smith & Nephew plc	64,100	567
SSL International plc	215,989	2,243

		2,810

Household & Personal Products 0.2%
McBride plc	165,852	605
Reckitt Benckiser Group plc	65,865	3,272

		3,877

Insurance 0.1%
Admiral Group plc	51,147	860
Amlin plc	230,894	1,336

		2,196

See financial notes 29

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Materials 2.3%
Antofagasta plc	211,283	2,662
Croda International plc	344,321	4,216
Rexam plc *	2,061,713	9,336
Rio Tinto plc ADR	57,575	10,250
Vedanta Resources plc	90,362	3,092
Victrex plc	513,286	6,389

		35,945

Media 1.2%
British Sky Broadcasting Group plc	1,216,685	10,608
Johnston Press plc *	826,900	382
Reed Elsevier plc	948,000	7,177
Rightmove plc	136,436	1,177

		19,344

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
GlaxoSmithKline plc	389,600	7,992

Retailing 1.3%
ASOS plc *	86,654	559
Carpetright plc	63,856	919
Inchcape plc *	3,899,911	1,871
Mothercare plc	57,289	541
Next plc	107,430	3,152
Signet Jewelers Ltd.	437,660	11,033
Signet Jewelers Ltd. *	73,097	1,846
The Carphone Warehouse Group plc	148,900	449

		20,370

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	634,548	1,541
CSR plc *	199,170	1,454

		2,995

Software & Services 0.2%
Autonomy Corp. plc *	112,802	2,480
Blinkx plc *	499,831	172
Telecity Group plc *	59,659	328

		2,980

Technology Hardware & Equipment 1.8%
Halma plc	1,008,051	3,762
Laird plc	917,545	2,193
Rotork plc	707,813	13,171
Spectris plc	355,748	3,948
TT electronics plc (b)*	3,535,210	4,221

		27,295

Telecommunication Services 0.1%
Inmarsat plc	106,492	976

Transportation 0.0%
Northgate plc	99,818	359

Utilities 0.0%
International Power plc (b)	89,200	370

		277,785

United States 0.1%

Automobiles & Components 0.1%
Autoliv, Inc.	28,552	969

Materials 0.0%
Radware Ltd. *	30,216	350

		1,319

Total Common Stock (Cost $1,347,954)		1,484,044

	Number	Value
Security	of Shares	($)

Preferred Stock 0.1% of net assets

	Number	Value
Security	of Shares	($ x 1,000)

Brazil 0.1%
Banco Panamericano SA	280,900	1,044

Total Preferred Stock (Cost $1,158)		1,044

Other Investment Companies 4.0% of net assets

iShares MSCI Emerging Markets Index Fund	354,000	13,296
State Street Institutional Liquid Reserves Fund - Institutional Class	49,630,982	49,631

Total Other Investment Companies (Cost $68,647)		62,927

Rights 0.0% of net assets

Spain 0.0%
Banco Santander S.A. *	201,754	36

United Kingdom 0.0%
Laird plc *	458,772	305

Total Rights (Cost $292)		341

	Number	Value
Security	of Shares	($)

Warrants 0.0% of net assets

	Number	Value
Security	of Shares	($ x 1,000)

Malaysia 0.0%
IJM Corp BHD (b)*	97,636	34

Total Warrants (Cost $7)		34

30 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

Issuer	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.3% of net assets

U.S. Treasury Obligation 0.3%
U.S. Treasury Bills
0.08%, 12/17/09 (a)	4,850	4,850

Total Short-Term Investment (Cost $4,850)		4,850

Corporate Bond 0.0% of net assets

Brazil 0.0%
Lupatech S.A.
6.50%, 04/15/18 (b)(c)	226	131

Total Corporate Bond (Cost $118)		131

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $1,480,337 and the unrealized appreciation and depreciation were $185,183 and ($112,149), respectively, with a net unrealized appreciation of $73,034.

At 10/31/09, the values of certain foreign securities held by the fund aggregating $1,173,673 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	Illiquid security. At the period end, the value of these amounted to $34,919 or 2.2% of net assets.
(c)	Fair-valued by Management in accordance with procedures approved by the Board of Trustees.

In addition to the above the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contracts

Russell 2000 Index, e-mini, Long, expires 12/18/09	440	24,719	(1,279)
S & P 500 Index, e-mini, Long, expires 12/18/09	295	15,237	(65)

Net unrealized losses			(1,344)

		Amount of		Amount of
	Currency	Currency to be	Currency	Currency to be	Unrealized
Expiration	to be	Received	to be	Delivered	Gains / Losses
Date	Received	(x 1,000)	Delivered	(x 1,000)	(x 1,000)

Forward Foreign Currency Contracts

11/04/2009	AUD	338	USD	304	1
12/15/2009	EUR	7,231	USD	10,640	(126)
06/04/2010	USD	12,109	CHF	12,400	(387)
03/03/2010	USD	7,805	CHF	8,000	(871)
12/17/2009	USD	5,157	CHF	5,289	11
10/25/2010	USD	7,879	CHF	8,050	162
09/24/2010	USD	5,184	CHF	5,300	15
10/25/2010	USD	5,169	EUR	3,520	110
12/14/2009	USD	8,602	EUR	5,846	157
12/15/2009	USD	10,604	EUR	7,231	(37)
09/15/2010	USD	18,111	EUR	12,330	(97)
03/03/2010	USD	6,704	JPY	603,000	(454)
12/18/2009	USD	4,527	JPY	407,373	(77)
11/04/2009	USD	11	JPY	979	—
11/05/2009	USD	29	JPY	2,569	—
09/07/2010	USD	3,601	JPY	323,000	(98)
11/04/2009	USD	734	ZAR	5,733	(6)
11/05/2009	USD	948	ZAR	7,403	8
11/06/2009	USD	476	ZAR	3,719	(1)

Net unrealized losses on Forward Foreign Currency Contracts					(1,690)

See financial notes 31

 Laudus International MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,423,026)		$1,553,371
Foreign currency, at value (cost $1,203)		1,208
Receivables:
Investments sold		14,166
Dividends		1,946
Fund shares sold		1,709
Foreign tax reclaims		1,491
Interest		13
Unrealized gains on forward foreign currency contracts		464
Prepaid expenses	+	25

Total assets		1,574,393

Liabilities
Payables:
Investments bought		8,900
Investment advisers and administrator fees		241
Shareholder services fees to affiliate		226
Due to brokers for futures		1,069
Fund shares redeemed		911
Foreign capital gain tax		162
Trustee fees		1
Unrealized losses on forward foreign currency contracts		2,154
Accrued expenses	+	149

Total liabilities		13,813

Net Assets
Total assets		1,574,393
Total liabilities	−	13,813

Net assets		1,560,580
Net Assets by Source
Capital received from investors		2,058,044
Net investment income not yet distributed		14,158
Net realized capital losses		(638,850)
Net unrealized capital gains		127,228

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$930,879		61,886		$15.04
Select Shares	$629,701		41,828		$15.05

32 See financial notes

 Laudus International MarketMasters Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $2,854)		$33,750
Interest	+	256

Total investment income		34,006

Net Realized Gains and Losses
Net realized losses on investments		(366,487)
Net realized gains on foreign currency transactions		9,603
Net realized gains on futures contracts	+	2,407

Net realized losses		(354,477)

Net Unrealized Gains and Losses
Net unrealized gains on investments		732,254
Net unrealized losses on foreign currency translations		(10,941)
Net unrealized losses on futures contracts	+	(1,069)

Net unrealized gains		720,244

Expenses
Investment adviser and administrator fees		16,920
Transfer agent and shareholder service fees:
Investor Shares		2,084
Select Shares		1,055
Custodian fees		859
Portfolio accounting fees		124
Professional fees		97
Registration fees		60
Shareholder reports		53
Trustees’ fees		20
Interest expense		2
Other expenses	+	68

Total expenses		21,342
Expense reduction by adviser and Schwab	−	623

Net expenses		20,719

Increase (Decrease) in Net Assets from Operations
Total investment income		34,006
Net expenses	−	20,719

Net investment income		13,287
Net realized losses		(354,477)
Net unrealized gains	+	720,244

Increase in net assets from operations		$379,054

See financial notes 33

 Laudus International MarketMasters Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$13,287	$27,078
Net realized losses		(354,477)	(233,170)
Net unrealized gains (losses)	+	720,244	(1,417,901)

Increase (Decrease) in net assets from operations		379,054	(1,623,993)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		37,144	9,137
Select Shares	+	23,588	6,366

Total distributions from net investment income		60,732	15,503

Distributions from net realized gains
Investor Shares		—	178,846
Select Shares	+	—	99,234

Total distributions from net realized gains		—	278,080

Total distributions		$60,732	$293,583

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		6,575	$77,667	18,491	$371,099
Select Shares	+	10,696	129,842	15,523	287,578

Total shares sold		17,271	$207,509	34,014	$658,677

Shares Reinvested
Investor Shares		2,584	$28,368	7,243	$150,710
Select Shares	+	1,696	18,609	4,054	84,409

Total shares reinvested		4,280	$46,977	11,297	$235,119

Shares Redeemed
Investor Shares		(25,225)	($285,992)	(36,259)	($677,223)
Select Shares	+	(16,356)	(184,494)	(22,057)	(392,324)

Total shares redeemed		(41,581)	($470,486)	(58,316)	($1,069,547)

Net transactions in fund shares		(20,030)	($216,000)	(13,005)	($175,751)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		123,744	$1,458,258	136,749	$3,551,585
Total increase or decrease	+	(20,030)	102,322	(13,005)	(2,093,327)

End of period		103,714	$1,560,580	123,744	$1,458,258

Net investment income not yet distributed			$14,158		$49,101

34 See financial notes

 Laudus MarketMasters Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab Balanced Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab International Core Equity Fund
Schwab Health Care Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund-Moderate Payout
Schwab Monthly Income Fund-Enhanced Payout
Schwab Monthly Income Fund-Maximum Payout

Each of the Laudus MarketMasters funds offers two share classes: Investor Shares and Select Shares®. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of a share class. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
        (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is delisted or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

 35

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures and Forwards Contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such instruments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require revised valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate revised valuations of international securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

36

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of October 31, 2009:

Laudus Small-Cap MarketMasters Fund

Assets Valuation Input

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$340,654	$—	$—	$340,654
Foreign Common Stock(a)	3,475	—	—	3,475
Other Investment Company	14,335	—	—	14,335
Short-Term Investment(a)	—	600	—	600

Total	$358,464	$600	$—	$359,064

Liabilities Valuation Input

Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments Futures Contracts*	($334)	$—	$—	($334)

*	Futures Contracts are not included in Investments and are valued at the unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings

Laudus International MarketMasters Fund

Assets Valuation Input

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$387,848	$—	$387,848
Australia(a)	—	42,694	—	42,694
Materials	15,018	8,219	—	23,237
Bahamas(a)	1,042	—	—	1,042
Bermuda(a)	4,897	—	—	4,897
Brazil(a)	26,953	—	—	26,953
Canada(a)	92,924	—	—	92,924

 37

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Cayman Islands(a)	—	999	—	999
Food, Beverage & Tobacco	801	—	—	801
Pharmaceuticals, Biotechnology & Life Sciences	1,526	—	—	1,526
China(a)	—	22,259	—	22,259
Consumer Services	712	—	—	712
Software & Services	983	—	—	983
France(a)	—	108,712	—	108,712
Food, Beverage & Tobacco	998	1,460	—	2,458
Germany(a)		91,715		91,715
Materials	5,523	13,984	—	19,507
Utilities	2,697	—	—	2,697
Hong Kong(a)	—	18,199	—	18,199
Capital Goods	417	6,548	—	6,965
Consumer Durables & Apparel	2,470	2,322	—	4,792
Consumer Services	783	—	—	783
Ireland(a)	—	22,008	—	22,008
Capital Goods	6,223	—	—	6,223
Pharmaceuticals, Biotechnology & Life Sciences	1,298	—	—	1,298
Israel(a)	1,822	—	—	1,822
Luxembourg(a)	—	395	—	395
Energy	8,468	1,047	—	9,515
Mexico(a)	18,520	—	—	18,520
Netherlands(a)	—	28,321	—	28,321
Capital Goods	274	12,436	—	12,710
Energy	14,443	3,259	—	17,702
Food, Beverage & Tobacco	1,821	4,894	—	6,715
Norway(a)	—	12,512	—	12,512
Materials	637	—	—	637
Panama(a)	596	—	—	596
Peru(a)	1,362	—	—	1,362
Republic of Korea(a)	—	9,547	—	9,547
Household & Personal Products	345	1,807	—	2,152

38

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Switzerland(a)	—	77,785	—	77,785
Capital Goods	2,879	9,682	—	12,561
Commercial & Professional Supplies	895	12,986	—	13,881
Energy	36,422	—	—	36,422
Food, Beverage & Tobacco	12,969	8,110	—	21,079
Pharmaceuticals, Biotechnology & Life Sciences	4,170	11,965	—	16,135
Taiwan(a)	—	11,326	—	11,326
Health Care Equipment & Services	476	—	—	476
Thailand(a)	537	—	—	537
United Kingdom(a)	—	102,237	—	102,237
Capital Goods	699	47,657	56	48,412
Energy	1,710	16,636	—	18,346
Food, Beverage & Tobacco	9,979	12,221	—	22,200
Materials	10,250	25,695	—	35,945
Retailing	11,033	9,337	—	20,370
Software & Services	172	2,808	—	2,980
Technology Hardware & Equipment	4,221	23,074	—	27,295
United States(a)	—	969	—	969
Materials	350	—	—	350
Preferred Stock(a)	1,044	—	—	1,044
Other Investment Companies	62,927	—	—	62,927
Rights(a)	341	—	—	341
Warrants	34	—	—	34
Short-Term Investment	—	4,850	—	4,850
Corporate Bond	—	—	131	131

Total	$374,661	$1,178,523	$187	$1,553,371

Other Financial Instruments*
Forward Foreign Currency Contracts	$464	—	—	$464

 39

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Liabilities Valuation Input

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments*
Futures Contracts	($1,344)	—	—	($1,344)
Forward Foreign Currency Contracts	(2,154)	—	—	(2,154)

Total	($3,498)	—	—	($3,498)

*	Futures contracts and Forward Foreign Currency contracts are not included in Investments and are valued at the unrealized appreciation or depreciation.
(a)	As categorized in complete schedule of holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

				Change in
	Balance as of	Accrued	Realized	Unrealized	Net	Net	Balance as of
	October 31,	Discounts	Gain	Gains	Purchases	Transfers	October 31,
Investments in Securities	2008	(Premiums)	(Loss)	(Losses)	(Sales)	in/or out	2009

Common Stock
United Kingdom	$—	$—	$—	$101	($45)	$—	$56
Corporate Bonds
Brazil	—	—	—	13	118	—	131

	$—	$—	$—	$114	$73	$—	$187

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying statement of operations. Changes in net unrealized gains (losses) for Level 3 Investments held by the fund at October 31, 2009 approximates the change in unrealized gains (losses) in the table above.

(b) Portfolio Investments:

Derivatives: The funds may invest in futures contracts to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses.

Futures are traded publicly on exchanges, and their market value changes daily and payments are generally only made between counterparts upon completion of the agreements.

The Laudus International MarketMasters Fund invests in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards have similar risks as futures except that they are agreements directly between two parties. Also, forwards are not publicly traded.

Repurchase Agreements: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

40

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

The funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The funds do not isolate the portion of the fluctuations on investment resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends (net of any applicable foreign withholding tax) and distributions from portfolio securities and underlying mutual funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund within the trust are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, were allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year, if any.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Corp., under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

 41

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the funds will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s performance may also lag those investments.

As with all actively managed funds, the strategies of the funds’ managers — its investment adviser and investment managers — may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies’ future growth, a manager’s expectations may prove to be unfounded.

A fund’s investment in securities of foreign issuers involves certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in

42

 Laudus MarketMasters Funds

Financial Notes (continued)

3. Risk Factors (continued):

other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investment in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

A fund may use derivatives (including futures) to enhance returns or hedge against market declines. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

Effective July 1, 2009, for its advisory and administrative services to the following funds, the investment adviser is entitled to receive an annual fee, payable monthly based on each fund’s average daily net assets described as follows:

		Laudus
	Laudus Small-Cap	International
% of Average Daily Net Assets	MarketMasters Fund	MarketMasters Fund

First $500 million	1.17%	1.29%
$500 million to $1 billion	1.13%	1.275%
over $1 billion	1.07%	1.25%

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and was the trust’s transfer agent and shareholder services agent prior to July 1, 2009. Effective July 1, 2009, the trust has appointed Boston Financial Data Services, Inc. (“BFDS”) as transfer agent of the funds and adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. Pursuant to the Plan, the funds pay Schwab and other financial intermediaries to provide certain account maintenance, customer liaison and shareholder services to the funds’ shareholders holding shares of the funds through that financial intermediary. Under the Plan, Schwab is entitled to receive an annual fee payable monthly based on each funds’ average daily net assets as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Investor Shares	0.25%	0.25%
Select Shares	0.20%	0.20%

Prior to July 1, 2009, for its transfer agent and shareholder services, Schwab was entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.15%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses for so long as the investment

 43

 Laudus MarketMasters Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

adviser serves as the adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund*	MarketMasters Fund*

Investor Shares	1.46%	1.65%
Select Shares	1.31%	1.47%

*	Prior to February 28, 2009, the expense limitation of the Laudus Small-Cap MarketMasters Fund was 1.55% for Investor Shares and 1.37% for Select Shares. Prior to July 1, 2009, CSIM and Schwab had agreements with the funds to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, as listed above, only through February 27, 2011.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of each Laudus MarketMasters Funds owned by other Schwab Funds as of October 31, 2009.

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Schwab Target Funds:
Target 2010	0.3%	0.2%
Target 2015	0.1%	0.1%
Target 2020	1.3%	0.8%
Target 2025	0.2%	0.1%
Target 2030	2.2%	0.9%
Target 2035	0.2%	0.1%
Target 2040	1.9%	0.8%
Schwab Balanced Fund	4.1%	—%

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of October 31, 2009, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Laudus Small-Cap MarketMasters Fund	$474
Laudus International MarketMasters Fund	326

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for any fund during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Corp. for the committed line of credit.

44

 Laudus MarketMasters Funds

Financial Notes (continued)

6. Borrowing from Banks (continued):

There were no borrowings from the lines of credit by the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
         (All dollar amounts are x 1,000)

For the period ended October 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Small-Cap MarketMasters Fund	$411,031	$392,351
Laudus International MarketMasters Fund	1,213,916	1,386,524

8. Disclosures about Derivative Instruments and Hedging Activities
       (All dollar amounts are x 1,000)

Laudus International MarketMasters Fund has adopted authoritative guidance under GAAP for “Disclosures about Derivative Instruments and Hedging Activities”, which requires the fund to disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position and financial performance. The adoption of the additional disclosure requirements did not materially impact the fund’s financial statements.

The Laudus International MarketMasters Fund entered into forward foreign currency exchange contracts and futures contracts during the period ended October 31, 2009. The fund invests in futures contracts in order to reduce the effects of uninvested cash on performance. The fund also invests in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates.

As of October 31, 2009, the Laudus International MarketMasters Fund held the following derivatives:

Asset Derivatives	Fair Value

Foreign Exchange — Forward Contracts(2)	$464

Liability Derivatives	Fair Value

Equity Index — Futures Contracts(1)	$1,344
Foreign Exchange — Forward Contracts(3)	2,154

Total	$3,498

(1)	Statement of Assets & Liabilities location: Includes cumulative unrealized losses of futures contracts as reported in the schedule of portfolio holdings. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.
(2)	Statement of Assets & Liabilities location: Unrealized gains on forward foreign currency contracts.
(3)	Statement of Assets & Liabilities location: Unrealized losses on forward foreign currency contracts.

Transactions in derivative instruments during the period ended October 31, 2009 for the Laudus International MarketMasters Fund, were as follows:

	Equity Index	Foreign Exchange -
	Futures Contracts	Forward Contracts	Total

Realized Gain(1)	$2,407	$3,635	$6,042
Change in Appreciation/Depreciation(2)	$(1,069)	$(11,000)	$(12,069)
Number of Contracts	735(3)	$108,594(4)

(1)	Statement of Operations location: Net realized gains on futures contracts and foreign currency transactions.
(2)	Statement of Operations location: Net unrealized losses on futures contracts and foreign currency translations.
(3)	Amount represents number of contracts at 10/31/09.
(4)	Amount represents notional amount in U.S. Dollars at 10/31/09.

 45

 Laudus MarketMasters Funds

Financial Notes (continued)

9. Redemption Fee:
       (All dollar amounts are x 1,000)

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior report periods are:

	Current Period	Prior Period
	(11/01/08-10/31/09)	(11/01/07-10/31/08)

Laudus Small-Cap MarketMasters Fund	$7	$15
Laudus International MarketMasters Fund	24	118

10. Federal Income Taxes:
       (All dollar amounts are x 1,000)

As of October 31, 2009, the components of distributable earnings on a tax-basis were as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Undistributed ordinary income	$—	$19,246
Undistributed long-term capital gains	—	—
Unrealized appreciation	34,784	185,183
Unrealized depreciation	(21,985)	(112,149)
Other unrealized appreciation/(depreciation)	—	(100)

Net unrealized appreciation/(depreciation)	$12,799	$72,934

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is Passive Foreign Investment Companies (PFIC), Real Estate Investment Trusts (REIT), Partnerships and the tax deferral of losses on wash sale.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2009, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Laudus Small-Cap	Laudus International
Expiration Date	MarketMasters Fund	MarketMasters Fund

October 31, 2016	$96,182	$222,917
October 31, 2017	59,667	366,727

Total	$155,849	$589,644

The tax-basis components of distributions paid during the current and prior periods were:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Current period distributions
Ordinary income	$431	$60,732
Long-term capital gains	—	—
Prior period distributions
Ordinary income	$2,320	$92,896
Long-term capital gains	$10,961	$200,687

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and

46

 Laudus MarketMasters Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):
       (All dollar amounts are x 1,000)

net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between the paid in capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2009, the funds made the following reclassifications:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Capital shares	($1,919)	$9
Undistributed net investment income	2,070	12,502
Net realized capital gains and losses	(151)	(12,511)

As of October 31, 2009, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and State purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2009, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

11. Subsequent Events:

As of December 16, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

 47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (two of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2009

48

Other Federal Tax Information (unaudited)
(All dollar amounts are x 1,000)

For the fiscal year ended October 31, 2009, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Laudus Small-Cap MarketMasters Fund	$—
Laudus International MarketMasters Fund	58,938

The Laudus International MarketMasters Fund may elect to pass on the benefits of the foreign tax credit of $2,796 to its shareholders for the year ended October 31, 2009. The respective foreign source income on the fund is $36,351.

 49

Approval of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) with respect to the existing funds in the Trust, including Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (the “Funds”), and the individual subadvisory agreements between CSIM and Neuberger Berman Management Inc., TAMRO Capital Partners, LLC, TCW Investment Management Company and Tocqueville Asset Management L.P. relating to Laudus Small-Cap MarketMasters Fund; and CSIM and American Century Global Investment Management, Inc., Harris Associates L.P., William Blair & Company, LLC, Mondrian Investment Partners Limited and Wentworth, Hauser & Violich relating to the Laudus International MarketMasters Fund (collectively, the “Sub-Advisers”). Such investment advisory and sub-advisory agreements are collectively referred to herein as the “Agreements”. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM and the Sub-Advisers, as appropriate. The Board also discusses with CSIM the Funds’ operations and CSIM’s ability, consistent with the “manager of managers” structure of each of the Funds to (i) identify and recommend to the Trustees sub-advisers for each Fund, (ii) monitor and oversee the performance and investment capabilities of each sub-adviser, and (iii) recommend the replacement of a sub-adviser when appropriate.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 27, 2009, and May 15, 2009, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds and other types of accounts;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of

50

account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. In addition, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Funds and the resources each dedicates to the Funds. In this regard, the Trustees evaluated among other things, each Sub-Adviser’s personnel, experience and compliance program. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers to the Funds and the resources of CSIM, and its affiliates, and the Sub-Advisers dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered a commitment by CSIM and Schwab to extend each Fund’s specified expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds and to other types of accounts, such as separate accounts, pooled vehicles and wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and the compensation flowing to the Sub-Advisers, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM and the Sub-Advisers from their relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM or any Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and the Sub-Advisers and their respective affiliates. The Board also considered the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Funds, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at

 51

subsidized expense levels. The Trustees also considered existing contractual investment advisory fee schedules that include lower fees at higher graduated asset levels.

Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale. In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

52

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	78	Board 1—Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	66	Board 1—Director, Gilead Sciences, Inc. Board 2—Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	78	Board 1—Director, Mission West Properties Board 2—Director, TOUSA Board 3—Director, Harris-Stratex Networks Board 4—Director, Globalstar, Inc. Board 5 – Director, Ditech Networks

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	66	Board 1—Lead Independent Director, Board of Cooper Industries Board 2—Director and Chairman of the Audit Committee of Oneok Partners LP Board 3—Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	66	None

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc., 2008 to present; Senior Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., Inc., until June 2005.	66	Board 1—Director and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	66	None

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 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	66	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	74	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002-present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007-present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present).

54

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. (May 2004 – present); Chief Investment Officer (2004 – present), President and Chief Executive Officer (March 2008 – present), Laudus Trust and Laudus Institutional Trust); Senior Vice President and Chief Investment Officer, Schwab Strategic Trust (Oct. 2009 – present).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 — present); Secretary and Chief Legal Officer, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007); Chief Legal Officer, Laudus Trust and Laudus Institutional Trust (Aug. 2006 – Dec. 2006).

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer (March 2007 – present), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 55

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500{R}). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

56

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2009 Laudus Funds. All rights reserved.

 57

Notes

Notes

Notes

An investor should consider a fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1.800.435.4000 for a prospectus and brochure. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Fund’s website at www.laudusfunds.com, the SEC’s website at http://www.sec.gov, or by contacting Laudus Funds at 1-800-447-3332.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting The Laudus Fund’s website at www.laudusfunds.com or the SEC’s website at http://www.sec.gov.

The Laudus Fundstm

Laudus Growth Investors
Laudus Growth Investors U.S. Large Cap Growth Fund

Laudus MarketMasters Fundstm
Laudus International MarketMasters Fundtm
Laudus Small-Cap MarketMasters Fundtm

Laudus Mondrian Fundstm
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian International Fixed Income Fund

Laudus Mondrian Institutional Fundstm
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

Laudus Rosenberg U.S. Equity Funds
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Large Capitalization Fund

Laudus Rosenberg International Equity Funds
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund

The Laudus Funds includes the Laudus Growth Investors U.S. Large Cap Growth Fund, Laudus Rosenberg Funds and the Laudus Mondrian Funds, which are part of the Laudus Trust and Laudus Institutional Trust and distributed by ALPS Distributors Inc.; and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust, and distributed by Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. and ALPS Distributors Inc. are unaffiliated entities.

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Laudus MarketMasters Funds
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

© 2009 Charles Schwab & Co., Inc. All rights reserved. Member SIPC®. Printed on recycled paper.	MFR13812-12

COMMAND PERFORMANCETM

Annual report dated October 31, 2009 enclosed.

Schwab Fundamental Index* Funds

Schwab Fundamental US Large* Company Index Fund

Schwab Fundamental US Small-Mid* Company Index Fund

Schwab Fundamental
International* Large Company
Index Fund

Schwab Fundamental
International* Small-Mid
Company Index Fund

Schwab Fundamental
Emerging Markets* Index Fund

You could have received this
document faster via email.

Save paper. Sign up for electronic delivery
at www.schwab.com/edelivery.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc.
FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

This supplement is not part of the shareholder report.

SUPPLEMENT TO THE
SCHWAB FUNDAMENTAL INDEX FUNDS® PROSPECTUS
DATED FEBRUARY 28, 2009, AS AMENDED APRIL 20, 2009,
AS SUPPLEMENTED MAY 13, 2009, JULY 1, 2009 AND JULY 20, 2009

INFORMATION IN THIS SUPPLEMENT
IS AS OF DECEMBER 14, 2009

Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is revised to include the following:

The “Principal risks” section at page 3 of the Schwab Fundamental US Large Company Index Fund and at page 9 of the Schwab Fundamental US Small-Mid Company Index Fund includes the following:

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in its benchmark index or may invest in securities not in the index, because the manager may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

Sampling Index Tracking Risk. The fund does not fully replicate the benchmark index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

The “Principal risks” section at page 15 of the Schwab Fundamental International Large Company Index Fund, at page 21 of the Schwab Fundamental International Small-Mid Company Index Fund and at page 27 of the Schwab Emerging Markets Index Fund includes the following:

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in its benchmark index or may invest in securities not in the index, because the manager may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

Sampling Index Tracking Risk. The fund does not fully replicate the benchmark index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

©2009 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG53177-00 (12/09)

This page is intentionally left blank.

Schwab Fundamental Index* Funds

Annual Report
October 31, 2009

Schwab Fundamental US Large* Company Index Fund

Schwab Fundamental US Small-Mid* Company Index Fund

Schwab Fundamental
International* Large Company
Index Fund

Schwab Fundamental
International* Small-Mid
Company Index Fund

Schwab Fundamental
Emerging Markets* Index Fund

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc.
FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

This page is intentionally left blank.

Schwab Fundamental Index Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for
the Report Period

Schwab Fundamental US Large* Company Index Fund
(Ticker Symbol: SFLNX)[1]	22.04%

Benchmark: FTSE RAFI US 1000 Index®	22.28%
Fund Category: Morningstar Large-Cap Value	9.53%

Performance Details	pages 6-7

Schwab Fundamental US Small-Mid* Company Index Fund
(Ticker Symbol: SFSNX)[1]	26.68%

Benchmark: FTSE RAFI US Mid Small 1500 Index®	28.33%
Fund Category: Morningstar Small-Cap Blend	11.42%

Performance Details	pages 8-9

Schwab Fundamental International* Large Company Index Fund
(Ticker Symbol: SFNNX)[2,3]	34.89%

Benchmark: FTSE RAFI Developed ex US 1000 Index®	40.09%
Fund Category: Morningstar Foreign Large-Cap Blend	24.99%

Performance Details	pages 10-11

Schwab Fundamental International* Small-Mid Company Index Fund
(Ticker Symbol: SFILX)[2,3]	51.19%

Benchmark: FTSE RAFI Developed ex US Mid Small 1500 Index	61.42%
Fund Category: Morningstar Foreign Small/Mid Growth	43.12%

Performance Details	pages 12-13

Schwab Fundamental Emerging Markets* Index Fund
(Ticker Symbol: SFENX)[2,3]	59.55%

Benchmark: FTSE RAFI Emerging Index®	68.74%
Fund Category: Morningstar Diversified Emerging Markets	56.15%

Performance Details	pages 14-15

Minimum Initial Investment[4]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of Research Affiliates LLC (“RA”). The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the fund.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

[3]	The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[4]	Please see prospectus for further details and eligibility requirements.

2 Schwab Fundamental Index Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, volatile prices throughout the global financial marketplace and a recessionary economy have been among the numerous challenges affecting investment conditions and investor sentiment. While portfolios may still be below peak values reached in 2007, many have recovered substantially from lows touched as markets dropped in 2008 and early 2009. In particular, prices of many equity and fixed income securities declined precipitously toward the end of 2008 and the beginning of 2009. Since March of 2009, however, improvements in the financial markets and diminished concern over the depth and duration of the economic recession led to a broad-market recovery, with the prices of many equity securities rebounding from earlier lows.

During the reporting period, we made a number of improvements to the Schwab Funds family of mutual funds making it cheaper and easier for our clients to invest in Schwab Funds. On May 5, 2009, we lowered expenses on Schwab Equity Index Funds and consolidated share classes for Schwab equity and bond funds. Each Schwab equity and bond fund now offers one low fund expense to investors regardless of how much they invest, with a low $100 minimum investment. Our goal is to make investing easier and more affordable for our clients and the advisors who serve them.

For information on the investment environment and the performance of individual funds contained in this book, please see the fund managers’ discussion and analysis in the following pages of this report.

If you have any questions about Schwab Funds, we are always available at 1-800-435-4000, while additional resources may be found on Schwab.com

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab Fundamental Index Funds 3

The Investment Environment

Investment conditions in the global financial market improved markedly in the second half of the reporting period, from the end of March through October, as concern over the economic recession and financial crisis ebbed. The first four months of the period, from November through February, were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount swift recoveries. Since March of 2009, however, both domestic and international markets experienced recovery, which helped to reduce earlier losses and produce positive 12-month returns in many cases. On the fixed income side, yields remained low on government backed securities, but leading broad market municipal and taxable bond indices were positive for the period.

Major economic indicators, such as Gross Domestic Product (GDP) and unemployment, continued to demonstrate that a consistent recovery has yet to materialize across many measures of the economy. GDP—the output of goods and services produced by labor and property located in the United States—rose 2.8% in the third quarter of 2009, after declining 0.7% in the prior quarter. The third quarter GDP gain was primarily attributable to increases in personal consumption expenditures, exports, private inventory investment, and government spending, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November of 2008 to 10.2% in October of 2009. Sales of existing homes were a bright spot toward the end of the period, rising 9.4% in September, fueled by tax credits for new home buyers and favorable prices.

The returns of the S&P 500 Index, which is usually seen as a bellwether for financial markets, were positive. For the 12-month reporting period ending October 31, 2009, the S&P 500 Index returned 9.80%. In the index, Information Technology was the strongest performing sector, followed by Consumer Discretionary and Materials. Financials was the weakest sector, followed by Utilities and Industrials. In general, large-cap stocks outperformed small-cap as evidenced by the Russell 1000 Index, which returned 11.20%, compared with the Russell 2000 Index, which returned 6.46%. Looking at the broad market, growth outperformed value; the Russell 3000 Growth Index returned 17.04%, while the Russell 3000 Value Index returned 4.56%. Internationally, the MSCI EAFE Index returned 28.41%, while the MSCI Emerging Markets Index (Net)* returned 64.13%.

On the fixed income side, yields were low throughout the period for U.S. Treasury securities, especially those with the shortest maturities. The Barclays Capital U.S. Short Treasury: 9-12 Months returned 1.75%. The broad taxable bond market fared better, benefiting from price recovery on mortgage-backed securities and other assets that were out of favor with investors during the darkest moments of the financial crisis; the Barclays Capital U.S. Aggregate Bond Index returned 13.79%. Returns were also positive in the tax free bond market—the Barclays Capital General Muni Bond Index returned 13.60%. The Federal Open Market Committee reaffirmed on November 4, 2009 that it would continue to hold interest rates at a target range of 0 to 0.25%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

9.80%	S&P 500® Index: measures U.S. large-cap stocks

6.46%	Russell 2000® Index: measures U.S. small-cap stocks

28.41%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

13.79%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.21%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

*The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

4 Schwab Fundamental Index Funds

Fund Management

Jeffrey Mortimer, CFA, Chief Investment Officer, Charles Schwab Investment Management, Inc., is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. He joined the firm in 1998, became Manager, Portfolio Operations in 2000, Manager, Portfolio Operations and Analytics in 2005 and was named to his current position in 2007.

Schwab Fundamental Index Funds 5

Schwab Fundamental US Large* Company
Index Fund

The Schwab Fundamental US Large Company Index Fund returned 22.04% during the period, compared to the benchmark FTSE RAFI US 1000 Index, which returned 22.28%. The FTSE RAFI US 1000 Index includes the largest listed companies incorporated in the United States ranked by fundamental value. Unlike the fund, the index does not bear operational and transactional costs.

From a total return standpoint, better performing industry groups in the fund were led by Consumer Discretionary, Materials and Information Technology. Poorly performing sectors were led by Financials, Telecommunication Services, and Utilities. On an industry group level, Automobiles & Components led, followed by Consumer Services, and Retailing. Poorly performing industry groups were led by Banks, followed by Diversified Financials, and Household & Personal Products. Better performing stocks in the fund included Ford Motor Company, Avis Budget Group, Inc. and The Hartford Financial Services Group, Inc. Stocks detracting from returns included Citigroup, Inc., Motors Liquid Co., and Wells Fargo & Co.

Due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, the fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to that of the benchmark. Therefore, the fund’s return may differ from that of the benchmark.

As of 10/31/09:

 Statistics

Number of Holdings	987
Weighted Average Market

Cap ($ x 1,000,000)	$52,542

Price/Earnings Ratio (P/E)	-3.4

Price/Book Ratio (P/B)	1.2

Portfolio Turnover Rate	28%

 Sector Weightings % of Investments

Financials	34.1%

Consumer Discretionary	14.0%

Industrials	11.2%

Information Technology	9.2%

Energy	7.5%

Consumer Staples	6.7%

Health Care	6.4%

Materials	4.7%

Utilities	3.3%

Telecommunication Services	2.3%

Other	0.6%

Total	100.0%

 Top Holdings % Net Assets1

Citigroup, Inc.	4.8%

Bank of America Corp.	4.5%

General Electric Co.	2.1%

Ford Motor Co.	1.9%

JPMorgan Chase & Co.	1.9%

Exxon Mobil Corp.	1.6%

Wells Fargo & Co.	1.4%

Microsoft Corp.	1.4%

Invesco Ltd.	1.3%

Chevron Corp.	1.1%

Total	22.0%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Fundamental Index Funds

 Schwab Fundamental US Large* Company Index Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

April 2, 2007 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Fundamental US Large* Company Index Fund (4/2/07)	22.04%	-8.37%
Benchmark: FTSE RAFI US 1000 Index®	22.28%	-8.30%
Fund Category: Morningstar Large-Cap Value	9.53%	-11.63%

Fund Expense Ratios3: Net 0.35%; Gross 0.54%

 Style Assessment5

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

[5]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Fundamental Index Funds 7

Schwab Fundamental US Small-Mid* Company
Index Fund

The Schwab Fundamental US Small-Mid Company Index Fund returned 26.68% during the period, compared to the benchmark FTSE RAFI US Mid Small 1500 Index, which returned 28.33%. The FTSE RAFI US Mid Small 1500 Index is composed of small and medium-sized companies incorporated in the United States ranked by fundamental value. Unlike the fund, the index does not include operational and transactional costs.

From a total return standpoint, better performing industry groups in the fund were led by Media, which was up over 100%, as well as Retailing and Automobiles & Components, which both had high double digit returns. Poorly performing sectors were led by Banks, down about 40%, and Transportation and Food & Staples Retailing, which both had slightly negative returns. Better performing securities in the fund included Valassis Communications, Inc., Modine Manufacturing Co. and La-Z-Boy, Inc. Poorly performing securities included First Bancorp, Pacific Cap Bancorp and Bankatlantic Bancorp.

Due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, the fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to that of the benchmark. Therefore, the fund’s return may differ from that of the benchmark.

Relative to the benchmark, the fund trailed the strongly positive returns in the Media and Retailing industry groups. On a stock selection basis, underweights to Pier 1 Imports, Inc. and Air Transport Services Group, Inc., which both performed well during the period, contributed to underperformance.

As of 10/31/09:

 Statistics

Number of Holdings	1,411
Weighted Average Market

Cap ($ x 1,000,000)	$900

Price/Earnings Ratio (P/E)	-1.8

Price/Book Ratio (P/B)	1.5

Portfolio Turnover Rate	29%

 Sector Weightings % of Investments

Consumer Discretionary	24.7%

Financials	20.7%

Industrials	16.1%

Information Technology	15.2%

Health Care	6.3%

Energy	6.2%

Materials	6.1%

Consumer Staples	2.5%

Utilities	1.3%

Telecommunication Services	0.8%

Other	0.1%

Total	100.0%

 Top Holdings % Net Assets1

Pier 1 Imports, Inc.	1.0%

Valassis Communications, Inc.	0.9%

Modine Manufacturing Co.	0.8%

Air Transport Services Group, Inc.	0.6%

Select Comfort Corp.	0.6%

Newcastle Investment Corp.	0.5%

La-Z-Boy, Inc.	0.5%

Acco Brands Corp.	0.5%

Lee Enterprises, Inc.	0.5%

Ruby Tuesday, Inc.	0.5%

Total	6.4%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Fundamental Index Funds

 Schwab Fundamental US Small-Mid* Company Index Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

April 2, 2007 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Fundamental US Small-Mid* Company Index Fund (4/2/07)	26.68%	-8.07%
Benchmark: FTSE RAFI US Mid Small 1500 Index®	28.33%	-6.90%
Fund Category: Morningstar Small-Cap Blend	11.42%	-12.03%

Fund Expense Ratios3: Net 0.35%; Gross 0.72%

 Style Assessment5

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

[5]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Fundamental Index Funds 9

Schwab Fundamental International* Large Company Index Fund

The Schwab Fundamental International Large Company Index Fund returned 34.89% during the period, compared to the benchmark FTSE RAFI Developed ex US 1000 Index, which returned 40.09%. The FTSE RAFI Developed ex US 1000 Index consists of the 1000 largest listed companies incorporated outside of the United States ranked by fundamental value. Unlike the fund, the index does not include operational or transactional costs.

From a total return standpoint, Materials was the best performing sector in the fund, returning close to 60%. Financials and Industrials were also strong, with returns up about 40%. In terms of poorly performing sectors, Utilities was the weakest performer, up less than 10%. Health Care also lagged, up only 15%. Looking at returns by country, Japan was the weakest performer among the fund’s major country allocations, up around 20%. The United Kingdom, which is comparable in terms of allocation to Japan, was up about 30%. France, which is about half the weight of Japan and the U.K., was the strongest of the major allocations, up almost 40%. Better performing securities in the fund included ING Groep N.V., Barclays plc, and UniCredit S.p.A. Poorly performing securities included Volkswagen AG and HBOS plc.

A part of the fund’s underperformance relative to its benchmark occurred due to fair valuation of the fund’s holdings on the last trading day of the current and prior period.** Another portion of the fund’s underperformance was attributable to security weights in the fund compared to those of the benchmark. Due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, the fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to that of the benchmark. Therefore, the fund’s return may differ from that of the benchmark.

In terms of security weights, overweights to Mizuho Financial Group and NTT, both securities in the Japanese market, detracted from performance. In addition, slight underweights to the well performing ING Groep N.V. and UniCredit S.p.A. also detracted from relative performance.

As of 10/31/09:

 Statistics

Number of Holdings	1,001
Weighted Average Market

Cap ($ x 1,000,000)	$42,037

Price/Earnings Ratio (P/E)	-12.4

Price/Book Ratio (P/B)	1.0

Portfolio Turnover Rate	82%

 Sector Weightings % of Investments

Financials	39.6%

Consumer Discretionary	11.6%

Industrials	10.1%

Materials	9.2%

Energy	7.4%

Consumer Staples	5.4%

Telecommunication Services	4.8%

Utilities	4.4%

Information Technology	3.5%

Health Care	3.1%

Other	0.9%

Total	100.0%

 Top Holdings % Net Assets1

ING Groep N.V. CVA	2.4%

HSBC Holdings plc	2.0%

Barclays plc	1.9%

BP plc	1.5%

UniCredit S.p.A.	1.2%

Daimler AG - Reg’d	1.2%

Banco Santander S.A.	1.2%

Axa S.A.	1.1%

Deutsche Bank AG - Reg’d	1.1%

BNP Paribas	1.1%

Total	14.7%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

**The fund has adopted procedures to fair value international securities while the indexes under discussion have not. By fair valuing securities whose prices may have been affected by events occurring after the close of trading in their respective international markets, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. It is conducted every day, but the daily changes are not always significant enough to affect fund performance. Please see financial note 2 in this report for more information.

Foreign securities can involve risks such as political and economic instability and currency risk.

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Fundamental Index Funds

 Schwab Fundamental International* Large Company Index Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

April 2, 2007 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Fundamental International* Large Company Index Fund (4/2/07)	34.89%	-7.39%
Benchmark: FTSE RAFI Developed ex US 1000 Index®	40.09%	-5.59%
Fund Category: Morningstar Foreign Large-Cap Blend	24.99%	-10.19%

Fund Expense Ratios3: Net 0.35%; Gross 0.78%

 Style Assessment5

 Country Weightings % of Investments

United Kingdom	21.2%

Japan	13.0%

France	10.5%

Germany	9.5%

Australia	7.5%

Italy	5.1%

Canada	4.9%

Switzerland	4.5%

Netherlands	4.5%

Spain	3.7%

Sweden	3.1%

Other Countries	11.9%

Cash and Cash Equivalents	0.6%

Total	100.0%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

[5]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Fundamental Index Funds 11

Schwab Fundamental International* Small-Mid Company Index Fund

The Schwab Fundamental International Small-Mid Company Index Fund returned 51.19% for the period, while the benchmark FTSE RAFI Developed ex US Mid Small 1500 Index returned 61.42%. The fund generally invests in stocks that comprise the FTSE RAFI Developed ex US Mid Small 1500 Index. The index is comprised of 1500 small and medium-sized companies domiciled in developed countries outside the United States ranked by fundamental value. Unlike the fund, the index does not include operational or transactional costs.

From a total return standpoint, Materials was the best performing sector in the fund, up over 70%. Energy and Consumer Discretionary were also strong, up about 65%. Though still positive, weaker sectors included Utilities, which was up about 20%, and Consumer Staples, up around 35%. Better performing securities in the fund included ING Industrial Fund, Pacific Brands Ltd. and Lundin Mining Corp. Poorly performing securities included Okinawa Electric Power and Pirelli & Co. Real Estate. Looking at returns by country, Japan, which comprises about half the portfolio in terms of allocation, returned 30%, while the next largest countries by allocation, the United Kingdom and Canada, returned 50% and 70%, respectively.

A part of the fund’s underperformance relative to its benchmark occurred due to fair valuation of the fund’s holdings on the last trading day of the current and prior period.** Another portion of the fund’s underperformance was attributable to security weights in the fund compared to those of the benchmark. Due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, the fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to that of the benchmark. Therefore, the fund’s return may differ from that of the benchmark.

In particular, an overweight to Coca-Cola Central Japan Co. detracted from performance. In other areas, an underweight to Northgate and an underweight to Trelleborg AB also detracted from performance. On a sector specific level, an overweight to the poorly performing Consumer Staples sector detracted from performance. When looking at country allocations, an underweight to Australia and an underweight to Canada also hurt the fund.

As of 10/31/09:

 Statistics

Number of Holdings	1,461
Weighted Average Market

Cap ($ x 1,000,000)	$1,800

Price/Earnings Ratio (P/E)	-13.0

Price/Book Ratio (P/B)	1.1

Portfolio Turnover Rate	81%

 Sector Weightings % of Investments

Industrials	23.0%

Financials	21.1%

Consumer Discretionary	18.9%

Materials	11.4%

Consumer Staples	7.8%

Information Technology	7.6%

Energy	4.3%

Health Care	3.7%

Utilities	1.2%

Telecommunication Services	0.6%

Other	0.4%

Total	100.0%

 Top Holdings % Net Assets1

Pacific Brands Ltd.	0.9%

Lundin Mining Corp.	0.8%

ING Industrial Fund	0.7%

Trelleborg AB, B Shares	0.6%

Macquarie CountryWide Trust	0.6%

Boart Longyear Group	0.4%

Eniro AB	0.4%

Intermediate Capital Group plc	0.4%

SIG plc	0.4%

Atrium European Real Estate Ltd.	0.4%

Total	5.6%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

**The fund has adopted procedures to fair value international securities while the indexes under discussion have not. By fair valuing securities whose prices may have been affected by events occurring after the close of trading in their respective international markets, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. It is conducted every day, but the daily changes are not always significant enough to affect fund performance. Please see financial note 2 in this report for more information.

Foreign securities can involve risks such as political and economic instability and currency risk.

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Fundamental Index Funds

 Schwab Fundamental International* Small-Mid Company Index Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

January 31, 2008 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Fundamental International* Small-Mid Company Index Fund (1/31/08)	51.19%	-3.44%
Benchmark: FTSE RAFI Developed ex US Mid Small 1500 Index®	61.42%	0.73%
Fund Category: Morningstar Foreign Small/Mid Growth	43.12%	-12.24%

Fund Expense Ratios3: Net 0.57%; Gross 4.22%

 Style Assessment5

 Country Weightings % of Investments

Japan	23.8%

United Kingdom	14.1%

Australia	10.4%

Canada	8.3%

Hong Kong	5.9%

Germany	3.9%

Sweden	3.7%

Netherlands	3.4%

Switzerland	3.4%

France	3.0%

Singapore	2.7%

Italy	2.5%

Other Countries	14.9%

Total	100.0%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

[5]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Fundamental Index Funds 13

Schwab Fundamental Emerging Markets*
Index Fund

The Schwab Fundamental Emerging Markets Index Fund returned 59.55% for the period, while the benchmark FTSE RAFI Emerging Index returned 68.74%. The fund generally invests in stocks that comprise the FTSE RAFI Emerging Index. The Index is comprised of 350 companies from emerging markets ranked by fundamental value. Unlike the fund, the index does not include operational or transactional costs.

From a total return standpoint, Financials was the best performing sector in the fund, up over 95%. Materials and Consumer Discretionary were also strong, up about 70% and 80%, respectively. Though still positive, weaker sectors included Telecomm Services, which was up about 20%, and Health Care, up around 25%. Better performing securities in the fund included Bank of China Ltd. and Petroleo Brasileiro S.A. Poorly performing securities included Votorantim Celulose e Papel S.A., Telekomunikacja Polska S.A. and Telefonos de Mexico S.A.B. Looking at returns by country, China and Brazil, which together compose about 30% of the fund, were strongly positive, up around 85%. South Korea and Taiwan, which together compose about 30% of the fund, were up around 50%.

A part of the fund’s underperformance relative to its benchmark occurred due to fair valuation of the fund’s holdings on the last trading day of the current and prior period.** Another portion of the fund’s underperformance was attributable to security weights in the fund compared to those of the benchmark. Due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, the fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to that of the benchmark. Therefore, the fund’s return may differ from that of the benchmark.

An overweight to South Korea detracted from performance, as did underweights to Russia and Brazil. In terms of stock selection, Gasprom and SberBank Rossii were among the leading detractors from performance.

Another detractor from performance was the return on American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). In the Russian market, the fund’s ADRs and GDRs underperformed their local equivalents. Due to certain risk factors, the fund does not directly hold local Russian securities and uses ADRs and GDRs to invest in the Russian market.

As of 10/31/09:

 Statistics

Number of Holdings	356
Weighted Average Market

Cap ($ x 1,000,000)	$35,422

Price/Earnings Ratio (P/E)	18.3

Price/Book Ratio (P/B)	0.8

Portfolio Turnover Rate	103%

 Sector Weightings % of Investments

Financials	22.9%

Energy	21.4%

Materials	16.8%

Information Technology	10.1%

Industrials	8.8%

Consumer Discretionary	7.5%

Telecommunication Services	6.2%

Consumer Staples	3.7%

Utilities	2.6%

Total	100.0%

 Top Holdings % Net Assets1

PetroChina Co., Ltd., Class H	5.7%

Samsung Electronics Co., Ltd.	3.1%
China Petroleum & Chemical

Corp., Class H	2.7%

Petroleo Brasileiro S.A.	2.4%

Bank of China Ltd., Class H	2.1%

Gazprom ADR - Reg’d	2.0%
Industrial & Commercial Bank

of China Ltd., Class H	1.9%

Banco Itau Holding Financeira S.A.	1.8%

LUKOIL ADR	1.5%

Hyundai Motor Co.	1.5%

Total	24.7%

*SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL and FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

**The fund has adopted procedures to fair value international securities while the indexes under discussion have not. By fair valuing securities whose prices may have been affected by events occurring after the close of trading in their respective international markets, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. It is conducted every day, but the daily changes are not always significant enough to affect fund performance. Please see financial note 2 in this report for more information.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above portfolio managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Fundamental Index Funds

 Schwab Fundamental Emerging Markets* Index Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com.

January 31, 2008 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Fundamental Emerging Markets* Index Fund (1/31/08)	59.55%	-4.89%
Benchmark: FTSE RAFI Emerging Index®	68.74%	-1.60%
Fund Category: Morningstar Diversified Emerging Markets	56.15%	-11.08%

Fund Expense Ratios3: Net 0.63%; Gross 4.33%

 Style Assessment5

 Country Weightings % of Investments

Republic of Korea	25.3%

China	20.4%

Brazil	11.8%

Taiwan	10.0%

Russia	7.0%

South Africa	5.8%

India	5.4%

Mexico	5.3%

Other Countries	9.0%

Total	100.0%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

[5]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Fundamental Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning May 1, 2009 and held through October 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/09	at 10/31/09	5/1/09–10/31/09

Schwab Fundamental US Large Company Index Fund*
Actual Return	0.35%	$1,000	$1,282.40	$2.01
Hypothetical 5% Return	0.35%	$1,000	$1,023.44	$1.79

Schwab Fundamental US Small-Mid Company Index Fund*
Actual Return	0.35%	$1,000	$1,273.00	$2.01
Hypothetical 5% Return	0.35%	$1,000	$1,023.44	$1.79

Schwab Fundamental International Large Company Index Fund*
Actual Return	0.35%	$1,000	$1,349.10	$2.07
Hypothetical 5% Return	0.35%	$1,000	$1,023.44	$1.79

Schwab Fundamental International Small-Mid Company Index Fund*
Actual Return	0.55%	$1,000	$1,401.90	$3.33
Hypothetical 5% Return	0.55%	$1,000	$1,022.43	$2.80

Schwab Fundamental Emerging Markets Index Fund*
Actual Return	0.60%	$1,000	$1,354.10	$3.56
Hypothetical 5% Return	0.60%	$1,000	$1,022.18	$3.06

*	Effective May 5, 2009, the net operating expense limitation was reduced. See financial note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Fundamental Index Funds

Schwab Fundamental US Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	4/2/07[2]–
	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.47	10.75	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.20	0.05
Net realized and unrealized gains (losses)	1.26	(4.38)	0.70

Total from investment operations	1.36	(4.18)	0.75
Less distributions:
Distributions from net investment income	(0.20)	(0.09)	—
Distributions from net realized gains	—	(0.01)	—

Total distributions	(0.20)	(0.10)	—

Net asset value at end of period	7.63	6.47	10.75

Total return (%)	22.04	(39.22)	7.50	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.35	0.35	[4]
Gross operating expenses	0.53	0.52	0.60	[4]
Net investment income (loss)	1.88	2.19	1.66	[4]
Portfolio turnover rate	28	26	2	[3]
Net assets, end of period ($ x 1,000,000)	663	277	345

1 Effective October 27, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

See financial notes 17

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.1%	Common Stock	721,523	656,986
0.4%	Other Investment Company	2,680	2,680
0.2%	Short-Term Investments	1,261	1,261

99.7%	Total Investments	725,464	660,927
0.3%	Other Assets and Liabilities, Net		1,975

100.0%	Net Assets		662,902

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 99.1% of net assets

Automobiles & Components 3.3%
Ford Motor Co. *	1,785,874	1.9	12,501
Other Securities		1.4	9,163

		3.3	21,664

Banks 4.6%
Fifth Third Bancorp	406,390	0.6	3,633
U.S. Bancorp	127,300	0.5	2,956
Wells Fargo & Co.	330,825	1.4	9,104
Other Securities		2.1	14,677

		4.6	30,370

Capital Goods 7.6%
Caterpillar, Inc.	45,545	0.4	2,508
General Electric Co.	980,225	2.1	13,978
United Technologies Corp.	34,215	0.3	2,102
Other Securities		4.8	32,013

		7.6	50,601

Commercial & Professional Supplies 0.6%
Other Securities		0.6	4,262

Consumer Durables & Apparel 1.7%
Other Securities		1.7	11,326

Consumer Services 1.1%
Other Securities		1.1	7,588

Diversified Financials 20.4%
American Express Co.	127,725	0.7	4,450
Bank of America Corp.	2,027,760	4.5	29,565
Capital One Financial Corp.	105,410	0.6	3,858
Citigroup, Inc.	7,772,235	4.8	31,788
Invesco Ltd.	394,000	1.3	8,333
JPMorgan Chase & Co.	293,142	1.8	12,245
Morgan Stanley	156,635	0.8	5,031
The Charles Schwab Corp. (b)	58,915	0.2	1,022
The Goldman Sachs Group, Inc.	33,211	0.9	5,651
Other Securities		4.8	33,342

		20.4	135,285

Energy 7.5%
Chevron Corp.	93,005	1.1	7,119
ConocoPhillips	107,910	0.8	5,415
Exxon Mobil Corp.	145,370	1.6	10,419
Other Securities		4.0	26,621

		7.5	49,574

Food & Staples Retailing 2.0%
Wal-Mart Stores, Inc.	96,125	0.7	4,776
Other Securities		1.3	8,790

		2.0	13,566

Food, Beverage & Tobacco 3.5%
Altria Group, Inc.	200,280	0.6	3,627
The Coca-Cola Co.	44,865	0.4	2,392
Other Securities		2.5	16,960

		3.5	22,979

Health Care Equipment & Services 3.2%
Other Securities		3.2	21,513

Household & Personal Products 1.2%
The Procter & Gamble Co.	77,195	0.7	4,477
Other Securities		0.5	3,140

		1.2	7,617

18 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Insurance 7.1%
American International Group, Inc. *	115,080	0.6	3,869
Berkshire Hathaway, Inc., Class A *	33	0.5	3,267
Genworth Financial, Inc., Class A *	491,900	0.8	5,224
MetLife, Inc.	79,805	0.4	2,716
Prudential Financial, Inc.	74,240	0.5	3,358
The Hartford Financial Services Group, Inc.	212,410	0.8	5,208
Other Securities		3.5	23,101

		7.1	46,743

Materials 4.7%
Alcoa, Inc.	170,205	0.3	2,114
International Paper Co.	109,595	0.4	2,445
The Dow Chemical Co.	264,000	0.9	6,199
Other Securities		3.1	20,470

		4.7	31,228

Media 3.6%
CBS Corp., Class B	208,990	0.4	2,460
The Walt Disney Co.	85,450	0.4	2,339
Time Warner, Inc.	104,288	0.5	3,141
Other Securities		2.3	16,238

		3.6	24,178

Pharmaceuticals, Biotechnology & Life Sciences 3.1%
Johnson & Johnson	56,095	0.5	3,312
Merck & Co., Inc. *	83,915	0.4	2,596
Pfizer, Inc.	361,699	1.0	6,160
Other Securities		1.2	8,476

		3.1	20,544

Real Estate 2.0%
Other Securities		2.0	12,977

Retailing 4.2%
Target Corp.	43,395	0.3	2,102
The Home Depot, Inc.	92,996	0.4	2,333
Other Securities		3.5	23,295

		4.2	27,730

Semiconductors & Semiconductor Equipment 1.4%
Intel Corp.	197,710	0.6	3,778
Other Securities		0.8	5,252

		1.4	9,030

Software & Services 3.2%
Microsoft Corp.	323,315	1.4	8,966
Other Securities		1.8	12,541

		3.2	21,507

Technology Hardware & Equipment 4.6%
Apple, Inc. *	11,165	0.3	2,105
Cisco Systems, Inc. *	128,565	0.4	2,938
Hewlett-Packard Co.	82,275	0.6	3,905
International Business Machines Corp.	29,095	0.5	3,509
Motorola, Inc.	269,520	0.4	2,310
Other Securities		2.4	15,905

		4.6	30,672

Telecommunication Services 2.3%
AT&T, Inc.	249,685	1.0	6,409
Verizon Communications, Inc.	161,930	0.7	4,792
Other Securities		0.6	4,020

		2.3	15,221

Transportation 2.9%
Avis Budget Group, Inc. *	791,790	1.0	6,651
Other Securities		1.9	12,606

		2.9	19,257

Utilities 3.3%
Other Securities		3.3	21,554

Total Common Stock (Cost $721,523)			656,986

Other Investment Company 0.4% of net assets

State Street Institutional Liquid Reserves Fund - Institutional Class	2,680,232	0.4	2,680

Total Other Investment Company (Cost $2,680)			2,680

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 0.2% of net assets

U.S. Treasury Obligations 0.2%
Other Securities		0.2	1,261

Total Short-Term Investment (Cost $1,261)			1,261

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09 the tax basis cost of the fund’s investments was $741,555 and the unrealized appreciation and depreciation were $36,606 and ($117,234), respectively, with a net unrealized depreciation of ($80,628).

See financial notes 19

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.
(b)	Issuer is affiliated with the fund’s adviser.

REIT	— Real Estate Investment Trust. Please see complete schedule of holdings.

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

S & P 500 Index, e-mini, Long, expires 12/18/09	90	4,649	(103)

20 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $725,464)		$660,927
Receivables:
Fund shares sold		2,780
Dividends		571
Foreign tax reclaims		10
Interest		2
Prepaid expense	+	7

Total assets		664,297

Liabilities
Payables:
Investment adviser and administrator fees		7
Shareholder services fees to affiliate		58
Fund shares redeemed		1,142
Due to brokers for futures		129
Payable to custodian		2
Accrued expenses	+	57

Total liabilities		1,395

Net Assets
Total assets		664,297
Total liabilities	−	1,395

Net assets		$662,902
Net Assets by Source
Capital received from investors		850,053
Net investment income not yet distributed		5,965
Net realized capital losses		(128,476)
Net unrealized capital losses		(64,640)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$662,902		86,905		$7.63

See financial notes 21

 Schwab Fundamental US Large Company Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (including $4 from affiliated issuer and net of foreign withholding tax of $7)		$9,377
Interest	+	22

Total Investment Income		9,399

Net Realized Gains and Losses
Net realized losses on unaffiliated issuers		(73,486)
Net realized losses on affiliated issuers		(32)
Net realized gains on futures contracts	+	406

Net realized losses		(73,112)

Net Unrealized Gains and Losses
Net unrealized gains on investments		135,889
Net unrealized losses on affiliated issuers		(72)
Net unrealized losses on futures contracts	+	(165)

Net unrealized gains		135,652

Expenses
Investment adviser and administrator fees		1,214
Transfer agent and shareholder service fees:
Investor Shares[1]		70
Select Shares[1]		62
Institutional Shares		335
FTSE RAFI Index fees		262
Registration fees		81
Portfolio accounting fees		52
Professional fees		46
Shareholder reports		25
Custodian fees		23
Trustees’ fees		9
Interest expense		4
Other expenses	+	10

Total expenses		2,193
Expense reduction by adviser and Schwab	−	687

Net expenses		1,506

Increase (Decrease) in Net Assets from Operations
Total investment income		9,399
Net expenses	−	1,506

Net investment income		7,893
Net realized losses		(73,112)
Net unrealized gains	+	135,652

Increase in net assets from operations		$70,433

[1]	Effective October 27, 2009, all outstanding Investor Shares and Select Shares combined with Institutional Shares, resulting in a single class of shares of the fund.

22 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$7,893	$11,283
Net realized losses		(73,112)	(55,426)
Net unrealized gains (losses)	+	135,652	(206,556)

Increase (Decrease) in net assets from operations		70,433	(250,699)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		1,139	352
Select Shares		1,941	824
Institutional Shares	+	8,172	3,041

Total distributions from net investment income		11,252	4,217

Distributions from net realized gains
Investor Shares		—	42
Select Shares		—	90
Institutional Shares	+	—	317

Total distributions from net realized gains		—	449

Total distributions		$11,252	$4,666

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		2,963	$18,268	4,835	$42,547
Select Shares		3,318	20,222	8,415	76,537
Institutional Shares	+	73,380	519,704	34,654	315,247

Total shares sold		79,661	$558,194	47,904	$434,331

Shares Reinvested
Investor Shares		166	$961	35	$350
Select Shares		284	1,637	80	813
Institutional Shares	+	848	4,901	214	2,174

Total shares reinvested		1,298	$7,499	329	$3,337

Shares Redeemed
Investor Shares		(9,805)	($67,751)	(2,588)	($22,633)
Select Shares		(14,010)	(101,387)	(7,513)	(66,082)
Institutional Shares	+	(30,161)	(180,092)	(24,136)	(199,856)

Total shares redeemed		(53,976)	($349,230)	(34,237)	($288,571)

Net transactions in fund shares		26,983	$216,463	13,996	$149,097

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		59,922	$387,258	45,926	$493,526
Total increase or decrease	+	26,983	275,644	13,996	(106,268)

End of period		86,905	$662,902	59,922	$387,258

Net investment income not yet distributed			$5,965		$9,171

[1]	Effective October 27, 2009, all outstanding Investor Shares (5,493 shares valued at $43,309) and Select Shares (9,594 shares valued $75,688 ) combined with Institutional Shares, resulting in a single class of shares of the fund.

See financial notes 23

Schwab Fundamental US Small-Mid Company Index Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	4/2/07[2]–
	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.30	10.36	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.05	0.05
Net realized and unrealized gains (losses)	1.59	(4.04)	0.31

Total from investment operations	1.65	(3.99)	0.36
Less distributions:
Distributions from net investment income	(0.07)	(0.06)	—
Distributions from net realized gains	—	(0.01)	—

Total distributions	(0.07)	(0.07)	—

Net asset value at end of period	7.88	6.30	10.36

Total return (%)	26.68	(38.73)	3.60	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.35	0.35	[4]
Gross operating expenses	0.60	0.71	0.89	[4]
Net investment income (loss)	1.00	1.44	1.36	[4]
Portfolio turnover rate	29	37	4	[3]
Net assets, end of period ($ x 1,000,000)	298	131	33

1 Effective October 27, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

24 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.2%	Common Stock	264,049	295,665
0.2%	Other Investment Company	474	474
—%	Rights	—	—
0.2%	Short-Term Investment	535	535

99.6%	Total Investments	265,058	296,674
0.4%	Other Assets and Liabilities, Net		1,244

100.0%	Net Assets		297,918

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 99.2% of net assets

Automobiles & Components 1.5%
Modine Manufacturing Co.	222,155	0.8	2,288
Other Securities		0.7	2,181

		1.5	4,469

Banks 5.9%
Flagstar Bancorp, Inc. *	758,504	0.2	683
Other Securities		5.7	16,824

		5.9	17,507

Capital Goods 8.2%
Commercial Vehicle Group, Inc. *	167,660	0.3	793
NACCO Industries, Inc., Class A	11,540	0.2	688
Other Securities		7.7	22,951

		8.2	24,432

Commercial & Professional Supplies 4.6%
Acco Brands Corp. *	242,545	0.4	1,470
Spherion Corp. *	176,510	0.2	874
Other Securities		4.0	11,405

		4.6	13,749

Consumer Durables & Apparel 5.4%
American Greetings Corp., Class A	62,100	0.4	1,263
La-Z-Boy, Inc.	220,620	0.5	1,566
Oxford Industries, Inc.	37,830	0.2	732
Tupperware Brands Corp.	18,480	0.3	832
Other Securities		4.0	11,786

		5.4	16,179

Consumer Services 4.6%
Ruby Tuesday, Inc. *	200,050	0.5	1,332
Other Securities		4.1	12,315

		4.6	13,647

Diversified Financials 4.3%
Advance America Cash Advance Centers, Inc.	148,495	0.3	734
MCG Capital Corp. *	299,555	0.4	1,195
Other Securities		3.6	10,814

		4.3	12,743

Energy 6.1%
Atlas Energy, Inc.	29,796	0.3	780
Brigham Exploration Co. *	89,935	0.3	854
Swift Energy Co. *	39,105	0.3	828
Other Securities		5.2	15,867

		6.1	18,329

Food & Staples Retailing 0.5%
Other Securities		0.5	1,546

Food, Beverage & Tobacco 1.5%
Central European Distribution Corp. *	34,300	0.4	1,067
Other Securities		1.1	3,369

		1.5	4,436

Health Care Equipment & Services 4.5%
Emergency Medical Services Corp., Class A *	16,080	0.3	772
Other Securities		4.2	12,685

		4.5	13,457

Household & Personal Products 0.5%
Other Securities		0.5	1,438

See financial notes 25

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Insurance 3.0%
Assured Guaranty Ltd.	53,605	0.3	889
FBL Financial Group, Inc., Class A	43,200	0.3	870
Other Securities		2.4	7,167

		3.0	8,926

Materials 6.0%
Century Aluminum Co. *	86,435	0.3	749
Clearwater Paper Corp. *	16,480	0.3	746
Ferro Corp.	169,530	0.4	1,039
Solutia, Inc. *	65,840	0.2	724
W.R. Grace & Co. *	45,305	0.3	992
Other Securities		4.5	13,659

		6.0	17,909

Media 4.3%
Lee Enterprises, Inc. *	462,050	0.5	1,409
LIN TV Corp., Class A *	228,333	0.3	895
Media General, Inc., Class A	123,070	0.4	1,020
Valassis Communications, Inc. *	149,985	0.9	2,734
Other Securities		2.2	6,837

		4.3	12,895

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
K-V Pharmaceutical Co., Class A *	236,064	0.3	897
Other Securities		1.4	4,265

		1.7	5,162

Real Estate 7.4%
Ashford Hospitality Trust *	241,785	0.3	928
FelCor Lodging Trust, Inc. *	317,550	0.3	1,000
Forest City Enterprises, Inc., Class A	80,060	0.2	698
LaSalle Hotel Properties	54,340	0.3	932
Newcastle Investment Corp. *	840,950	0.5	1,615
Sunstone Hotel Investors, Inc. *	149,115	0.4	1,126
Other Securities		5.4	15,738

		7.4	22,037

Retailing 8.7%
Brown Shoe Co., Inc.	71,942	0.3	746
Lithia Motors, Inc., Class A	97,535	0.3	813
Pacific Sunwear of California, Inc. *	157,130	0.3	949
Pier 1 Imports, Inc. *	814,385	1.0	2,867
Retail Ventures, Inc. *	114,400	0.2	733
Select Comfort Corp. *	301,270	0.6	1,648
Stein Mart, Inc. *	108,215	0.3	1,028
The Bon-Ton Stores, Inc.	90,111	0.3	834
Tween Brands, Inc. *	113,185	0.3	960
Other Securities		5.1	15,200

		8.7	25,778

Semiconductors & Semiconductor Equipment 3.8%
Entegris, Inc. *	280,945	0.3	1,056
RF Micro Devices, Inc. *	264,945	0.3	1,054
Other Securities		3.2	9,331

		3.8	11,441

Software & Services 5.4%
TNS, Inc. *	30,095	0.3	850
Other Securities		5.1	15,322

		5.4	16,172

Technology Hardware & Equipment 5.9%
Technitrol, Inc.	106,310	0.3	828
Other Securities		5.6	16,637

		5.9	17,465

Telecommunication Services 0.9%
Other Securities		0.9	2,670

Transportation 3.2%
Air Transport Services Group, Inc. *	680,630	0.6	1,763
Other Securities		2.6	7,724

		3.2	9,487

Utilities 1.3%
Other Securities		1.3	3,791

Total Common Stock (Cost $264,049)			295,665

Other Investment Company 0.2% of net assets

Other Securities		0.2	474

Total Other Investment Company (Cost $474)			474

Rights 0.0% of net assets

Real Estate 0.0%
Other Securities		0.0	—

Total Rights (Cost $—)			—

26 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Portfolio Holdings continued

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investment 0.2% of net assets

U.S. Treasury Obligation 0.2%
Other Securities		0.2	535

Total Short-Term Investment (Cost $535)			535

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09 the tax basis cost of the fund’s investments was $266,763 and the unrealized appreciation and depreciation were $60,367 and ($30,456), respectively, with a net unrealized appreciation of $29,911.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees. Please see complete schedule of holdings.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets. Please see complete schedule of holdings.

CDI	— CHESS Depositary Interest. Please see complete schedule of holdings.
REIT	— Real Estate Investment Trust. Please see complete schedule of holdings.

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

Russell 2000 Index, e-mini, Long, expires 12/18/09	10	562	(39)

See financial notes 27

 Schwab Fundamental US Small-Mid Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $265,058)		$296,674
Cash		580
Fund shares sold		828
Dividends		123
Prepaid expenses	+	4

Total assets		298,209

Liabilities
Payables:
Investment adviser and administrator fees		32
Shareholder services fees to affiliate		12
Fund shares redeemed		161
Due to brokers for futures		15
Accrued expenses	+	71

Total liabilities		291

Net Assets
Total assets		298,209
Total liabilities	−	291

Net assets		$297,918
Net Assets by Source
Capital received from investors		289,884
Net investment income not yet distributed		1,533
Net realized capital losses		(25,076)
Net unrealized gains		31,577

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$297,918		37,822		$7.88

28 See financial notes

 Schwab Fundamental US Small-Mid Company Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $2)		$2,903
Interest	+	14

Total investment income		2,917

Net Realized Gains and Losses
Net realized losses on investments		(20,833)
Net realized losses on foreign currency transactions		(3)
Net realized gains on futures contracts	+	1,044

Net realized losses		(19,792)

Net Unrealized Gains and Losses
Net unrealized gains on investments		78,228
Net unrealized losses on futures contracts	+	(251)

Net unrealized gains		77,977

Expenses
Investment adviser and administrator fees		627
Transfer agent and shareholder service fees:
Investor Shares[1]		40
Select Shares[1]		23
Institutional Shares		183
FTSE RAFI Index fees		133
Shareholder reports		70
Portfolio accounting fees		54
Registration fees		50
Professional fees		45
Custodian fees		34
Trustees’ fees		7
Interest expense		1
Other expenses	+	5

Total expenses		1,272
Expense reduction by adviser and Schwab	−	517

Net expenses		755

Increase (Decrease) in Net Assets from Operations
Total investment income		2,917
Net expenses	−	755

Net investment income		2,162
Net realized losses		(19,792)
Net unrealized gains	+	77,977

Increase in net assets from operations		$60,347

[1]	Effective October 27, 2009, all outstanding Investor Shares and Select Shares combined with Institutional Shares, resulting in a single class of shares of the fund.

See financial notes 29

 Schwab Fundamental US Small-Mid Company Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$2,162	$1,428
Net realized losses		(19,792)	(5,388)
Net unrealized gains (losses)	+	77,977	(46,629)

Increase (Decrease) in net assets from operations		60,347	(50,589)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		190	128
Select Shares		200	189
Institutional Shares	+	1,400	206

Total distributions from net investment income		1,790	523

Distributions from net realized gains
Investor Shares		—	22
Select Shares		—	28
Institutional Shares	+	—	29

Total distributions from net realized gains		-	79

Total distributions		$1,790	$602

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,351	$8,333	2,817	$24,591
Select Shares		1,948	12,353	3,446	30,642
Institutional Shares	+	29,241	195,818	21,311	152,362

Total shares sold		32,540	$216,504	27,574	$207,595

Shares Reinvested
Investor Shares		27	$151	14	$130
Select Shares		28	155	19	187
Institutional Shares	+	64	351	20	188

Total shares reinvested		119	$657	53	$505

Shares Redeemed
Investor Shares		(5,157)	($36,745)	(1,491)	($12,873)
Select Shares		(5,299)	(39,975)	(2,838)	(24,773)
Institutional Shares	+	(12,300)	(76,790)	(3,721)	(29,895)

Total shares redeemed		(22,756)	($153,510)	(8,050)	($67,541)

Net transactions in fund shares		9,903	$63,651	19,577	$140,559

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		27,919	$175,710	8,342	$86,342
Total increase	+	9,903	122,208	19,577	89,368

End of period		37,822	$297,918	27,919	$175,710

Net investment income not yet distributed			$1,533		$1,189

[1]	Effective October 27, 2009, all outstanding Investor Shares (3,029 shares valued at $25,065) and Select Shares (3,786 shares valued $31,356) combined with Institutional Shares, resulting in a single class of shares of the fund.

30 See financial notes

Schwab Fundamental International Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	4/2/07[2]–
	10/31/09[1]	10/31/08	10/31/07

Per-Share Data ($)

Net asset value at beginning of period	6.01	11.40	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.28	0.08
Net realized and unrealized gains (losses)	1.81	(5.56)	1.32

Total from investment operations	1.97	(5.28)	1.40
Less distributions:
Distributions from net investment income	(0.29)	(0.09)	—
Distributions from net realized gains	—	(0.02)	—

Total distributions	(0.29)	(0.11)	—

Net asset value at end of period	7.69	6.01	11.40

Total return (%)	34.89	(46.70)	14.00	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.35	0.36	[4,5]
Gross operating expenses	0.76	0.74	1.28	[4]
Net investment income (loss)	2.80	3.41	2.30	[4]
Portfolio turnover rate	82	74	50	[3]
Net assets, end of period ($ x 1,000,000)	253	145	166

1 Effective October 19, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 Annualized.
5 The ratio of net operating expenses would have been 0.35%, if interest expenses had not been included.

See financial notes 31

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

	98.6%	Common Stock	256,244	249,719
	0.3%	Other Investment Companies	681	738
	0.6%	Preferred Stock	1,918	1,489
	0.1%	Rights	73	189
	—%	Warrants	2	2
	0.6%	Short-Term Investment	1,411	1,411

	100.2%	Total Investments	260,329	253,548
(0	.2)%	Other Assets and Liabilities, Net		(466)

	100.0%	Net Assets		253,082

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 98.6% of net assets

Australia 7.5%
Australia & New Zealand Banking Group Ltd.	53,071	0.4	1,082
BHP Billiton Ltd.	43,350	0.6	1,422
Commonwealth Bank of Australia	27,395	0.5	1,266
FKP Property Group	1,960,557	0.5	1,208
National Australia Bank Ltd.	52,537	0.5	1,388
Other Securities		5.0	12,606

		7.5	18,972

Austria 0.7%
Other Securities		0.7	1,722

Belgium 1.9%
Fortis *	459,347	0.8	1,986
Other Securities		1.1	2,726

		1.9	4,712

Canada 4.9%
Royal Bank of Canada	21,522	0.4	1,090
Other Securities		4.5	11,263

		4.9	12,353

Denmark 0.7%
Other Securities		0.7	1,893

Finland 1.2%
Other Securities		1.2	2,954

France 10.5%
AXA S.A.	116,005	1.1	2,885
BNP Paribas	36,067	1.1	2,717
Renault S.A. *	25,305	0.5	1,132
Societe Generale	30,758	0.8	2,043
Total S.A.	40,038	1.0	2,396
Other Securities		6.0	15,416

		10.5	26,589

Germany 9.0%
Allianz SE - Reg’d	17,302	0.8	1,983
BASF SE	23,688	0.5	1,268
Commerzbank AG *	108,177	0.4	1,127
Daimler AG - Reg’d	62,370	1.2	3,030
Deutsche Bank AG - Reg’d	37,590	1.1	2,731
Deutsche Telekom AG - Reg’d	82,490	0.4	1,127
E.ON AG	43,924	0.7	1,683
Siemens AG - Reg’d	15,632	0.6	1,413
Other Securities		3.3	8,540

		9.0	22,902

Greece 0.7%
Other Securities		0.7	1,743

Hong Kong 2.0%
Other Securities		2.0	5,003

Ireland 1.8%
Allied Irish Banks plc *	430,547	0.5	1,189
The Governor and Company of the Bank of Ireland *	733,688	0.7	1,840
Other Securities		0.6	1,517

		1.8	4,546

Israel 0.3%
Other Securities		0.3	652

32 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Italy 5.1%
Assicurazioni Generali S.p.A.	43,860	0.4	1,104
Enel S.p.A.	203,047	0.5	1,208
Eni S.p.A.	57,910	0.6	1,434
Intesa Sanpaolo *	272,129	0.5	1,145
UniCredit S.p.A. *	920,933	1.2	3,085
Other Securities		1.9	5,056

		5.1	13,032

Japan 13.0%
Toyota Motor Corp.	43,400	0.7	1,713
Other Securities		12.3	31,194

		13.0	32,907

Luxembourg 0.4%
Other Securities		0.4	1,019

Netherlands 4.5%
ING Groep N.V. CVA *	464,063	2.4	6,039
Other Securities		2.1	5,244

		4.5	11,283

New Zealand 0.1%
Other Securities		0.1	252

Norway 0.9%
Other Securities		0.9	2,377

Portugal 0.3%
Other Securities		0.3	794

Republic of Korea 0.0%
Other Securities		0.0	43

Singapore 0.6%
Other Securities		0.6	1,657

Spain 3.7%
Banco Bilbao Vizcaya Argentaria S.A.	87,367	0.6	1,562
Banco Santander S.A.	186,021	1.2	2,993
Telefonica S.A.	45,817	0.5	1,279
Other Securities		1.4	3,520

		3.7	9,354

Sweden 3.1%
Nordea Bank AB	117,378	0.5	1,260
Other Securities		2.6	6,541

		3.1	7,801

Switzerland 4.5%
Credit Suisse Group AG - Reg’d	29,781	0.6	1,592
Nestle S.A. - Reg’d	28,375	0.5	1,319
Novartis AG - Reg’d	22,585	0.5	1,176
Swiss Re - Reg’d	30,282	0.5	1,233
UBS AG - Reg’d *	97,904	0.7	1,632
Other Securities		1.7	4,526

		4.5	11,478

United Kingdom 21.2%
Barclays plc *	929,847	1.9	4,873
BHP Billiton plc	52,880	0.6	1,425
BP plc	401,417	1.5	3,761
GlaxoSmithKline plc	61,732	0.5	1,266
HSBC Holdings plc	460,709	2.0	5,091
Lloyds Banking Group plc *	861,716	0.5	1,215
Rio Tinto plc	27,061	0.5	1,196
Royal Bank of Scotland Group plc *	2,020,848	0.5	1,379
Royal Dutch Shell plc, B Share	69,086	0.8	1,989
Royal Dutch Shell plc, Class A	90,205	1.1	2,663
Vodafone Group plc	1,085,655	1.0	2,393
Other Securities		10.3	26,410

		21.2	53,661

United States 0.0%
Other Securities		0.0	20

Total Common Stock (Cost $256,244)			249,719

Other Investment Companies 0.3% of net assets

Australia 0.1%
Other Securities		0.1	205

United States 0.2%
Other Securities		0.2	533

Total Other Investment Companies (Cost $681)			738

Preferred Stock 0.6% of net assets

Germany 0.5%
Other Securities		0.5	1,262

See financial notes 33

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Italy 0.1%
Other Securities		0.1	227

Total Preferred Stock (Cost $1,918)			1,489

Rights 0.1% of net assets

Other Securities		0.1	189

Total Rights (Cost $73)			189

Warrants 0.0% of net assets

Other Securities		0.0	2

Total Warrants (Cost $2)			2

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investment 0.6% of net assets
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/2009	1,411	0.6	1,411

Total Short-Term Investment (Cost $1,411)			1,411

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $285,231 and the unrealized appreciation and depreciation were $28,434 and ($60,117), respectively, with a net unrealized depreciation of ($31,683).

At 10/31/09, the values of certain foreign securities held by the fund aggregating $238,962 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees. Please see complete schedule of holdings.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets. Please see complete schedule of holdings.

CDI	— CHESS Depositary Interest. Please see complete schedule of holdings.
CVA	— Dutch Certificate.
FDR	— Fiduciary Depositary Receipt. Please see complete schedule of holdings.
Reg’d	— Registered
REIT	— Real Estate Investment Trust. Please see complete schedule of holdings.

34 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $260,329)		$253,548
Foreign currency, at value (cost $50)		50
Receivables:
Investments sold		37
Fund shares sold		526
Dividends		342
Foreign tax reclaims		100
Prepaid expenses	+	3

Total assets		254,606

Liabilities
Payables:
Investments bought		829
Investment adviser and administrator fees		62
Shareholder services fees to affiliate		22
Fund shares redeemed		516
Accrued expenses	+	95

Total liabilities		1,524

Net Assets
Total assets		254,606
Total liabilities	−	1,524

Net assets		$253,082
Net Assets by Source
Capital received from investors		347,865
Net investment income not yet distributed		5,282
Net realized capital losses		(93,294)
Net unrealized capital losses		(6,771)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$253,082		32,898		$7.69

See financial notes 35

 Schwab Fundamental International Large Company Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $638)		$6,689

Net Realized Gains and Losses
Net realized losses on investments		(75,049)
Net realized gains on foreign currency transactions	+	4

Net realized losses		(75,045)

Net Unrealized Gains and Losses
Net unrealized gains on investments		129,400
Net unrealized gains on foreign currency translations	+	9

Net unrealized gains		129,409

Expenses
Investment adviser and administrator fees		626
Transfer agent and shareholder service fees:
Investor Shares[1]		49
Select Shares[1]		32
Institutional Shares		170
Custodian fees		382
FTSE RAFI Index fee		135
Portfolio accounting fees		74
Registration fees		50
Professional fees		49
Shareholder reports		11
Trustees’ fees		8
Interest expense		6
Other expenses	+	39

Total expenses		1,631
Expense reduction by adviser and Schwab	−	852

Net expenses		779

Increase (Decrease) in Net Assets from Operations
Total investment income		6,689
Net expenses	−	779

Net investment income		5,910
Net realized losses		(75,045)
Net unrealized gains	+	129,409

Increase in net assets from operations		$60,274

[1]	Effective October 19, 2009, all outstanding Investor Shares and Select Shares combined with Institutional Shares, resulting in a single class of shares of the fund.

36 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$5,910	$9,059
Net realized losses		(75,045)	(18,302)
Net unrealized gains (losses)	+	129,409	(152,100)

Increase (Decrease) in net assets from operations		60,274	(161,343)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		1,142	212
Select Shares		1,437	306
Institutional Shares	+	6,459	1,625

Total distributions from net investment income		9,038	2,143

Distributions from net realized gains
Investor Shares		—	63
Select Shares		—	83
Institutional Shares	+	—	418

Total distributions from net realized gains		—	564

Total distributions		$9,038	$2,707

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,455	$8,798	3,192	$29,638
Select Shares		1,790	10,334	4,064	36,332
Institutional Shares	+	28,920	196,194	19,960	189,615

Total shares sold		32,165	$215,326	27,216	$255,585

Shares Reinvested
Investor Shares		173	$943	22	$239
Select Shares		223	1,213	31	330
Institutional Shares	+	885	4,816	147	1,572

Total shares reinvested		1,281	$6,972	200	$2,141

Shares Redeemed
Investor Shares		(5,677)	($43,894)	(1,553)	($13,870)
Select Shares		(6,972)	(53,379)	(2,365)	(20,654)
Institutional Shares	+	(21,032)	(122,132)	(10,511)	(89,716)

Total shares redeemed		(33,681)	($219,405)	(14,429)	($124,240)

Net transactions in fund shares		(235)	$2,893	12,987	$133,486

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,133	$198,953	20,146	$229,517
Total increase or decrease	+	(235)	54,129	12,987	(30,564)

End of period		32,898	$253,082	33,133	$198,953

Net investment income not yet distributed			$5,282		$8,283

[1]	Effective October 19, 2009, all outstanding Investor Shares (4,005 shares valued at $33,951) and Select Shares (4,833 shares valued $40,997) combined with Institutional Shares, resulting in a single class of shares of the fund

See financial notes 37

Schwab Fundamental International Small-Mid Company Index Fund

Financial Statements

Financial Highlights

	11/1/08–	1/31/08[2]–
	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	6.22	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 [3]	0.27	[3]
Net realized and unrealized gains (losses)	2.92	(4.05)

Total from investment operations	3.04	(3.78)
Less distributions:
Distributions from net investment income	(0.26)	—

Net asset value at end of period	9.00	6.22

Total return (%)	51.19	(37.80)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.56	[5,6]
Gross operating expenses	3.82	5.44	[5]
Net investment income (loss)	1.59	3.55	[5]
Portfolio turnover rate	81	132	[4]
Net assets, end of period ($ x 1,000,000)	47	3

1 Effective October 19, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Calculated based on the average shares outstanding during the period.
4 Not annualized.
5 Annualized.
6 The ratio of net operating expenses would have been 0.55%, if interest expenses had not been included.

38 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

	99.3%	Common Stock	41,590	46,260
	0.4%	Preferred Stock	178	209
	0.1%	Rights	8	39
	—%	Warrants	—	—
	0.3%	Short-Term Investment	149	149

	100.1%	Total Investments	41,925	46,657
(0	.1)%	Other Assets and Liabilities, Net		(48)

	100.0%	Net Assets		46,609

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 99.3% of net assets

Australia 10.4%
Alesco Corp., Ltd.	22,166	0.2	99
Alumina Ltd. *	101,222	0.3	149
AWB Ltd.	120,982	0.3	132
Bendigo & Adelaide Bank Ltd.	11,833	0.2	96
Boart Longyear Group *	810,127	0.4	195
Centro Retail Group	1,074,587	0.3	155
Challenger Financial Services Group Ltd.	27,343	0.2	90
CSR Ltd.	67,381	0.2	115
Downer EDI Ltd.	12,437	0.2	95
ING Industrial Fund	657,016	0.6	297
ING Office Fund	199,704	0.2	105
Macquarie CountryWide Trust	514,884	0.6	285
Macquarie Office Trust	512,182	0.3	143
Pacific Brands Ltd. *	359,888	0.9	419
Other Securities		5.5	2,483

		10.4	4,858

Austria 1.2%
Atrium European Real Estate Ltd. *	26,626	0.4	174
CA Immobilien Anlagen AG *	8,436	0.3	125
Other Securities		0.5	255

		1.2	554

Belgium 1.3%
Nyrstar *	12,281	0.3	143
Other Securities		1.0	455

		1.3	598

Canada 8.3%
Cameco Corp.	3,343	0.2	93
Cascades, Inc.	15,545	0.2	101
First Quantum Minerals Ltd.	1,331	0.2	91
Linamar Corp.	9,033	0.3	126
Lundin Mining Corp. *	88,509	0.8	356
Methanex Corp.	6,189	0.2	107
Sherritt International Corp.	24,390	0.3	156
Viterra, Inc. *	9,422	0.2	90
Other Securities		5.9	2,724

		8.3	3,844

China 0.2%
Other Securities		0.2	102

Cyprus 0.1%
Other Securities		0.1	53

Denmark 1.6%
Other Securities		1.6	738

Finland 1.7%
Other Securities		1.7	806

France 3.0%
Groupe Eurotunnel S.A. - Reg’d	13,836	0.3	137
Other Securities		2.7	1,257

		3.0	1,394

Germany 3.5%
Aareal Bank AG *	6,382	0.3	138
Praktiker Bau- und Heimwerkermaerkte Holding AG	7,513	0.2	91
Sky Deutschland AG *	34,566	0.3	144
Other Securities		2.7	1,263

		3.5	1,636

See financial notes 39

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Greece 0.8%
Other Securities		0.8	384

Hong Kong 5.9%
Other Securities		5.9	2,762

Ireland 1.4%
Grafton Group plc *	27,980	0.3	140
Other Securities		1.1	493

		1.4	633

Israel 0.8%
Other Securities		0.8	350

Italy 2.5%
Other Securities		2.5	1,184

Japan 23.8%
EDION Corp.	12,600	0.2	102
SBI Holdings, Inc.	524	0.2	96
Other Securities		23.4	10,908

		23.8	11,106

Liechtenstein 0.1%
Other Securities		0.1	38

Luxembourg 0.3%
Other Securities		0.3	141

Netherlands 3.4%
CSM	3,908	0.2	103
Oce N.V. *	16,541	0.2	105
Wavin N.V.	45,640	0.2	94
Other Securities		2.8	1,285

		3.4	1,587

New Zealand 0.7%
Other Securities		0.7	341

Norway 2.0%
Norwegian Property A.S.A. *	49,152	0.2	93
Petroleum Geo-Services A.S.A. *	12,518	0.2	118
Schibsted A.S.A. *	5,599	0.2	92
Other Securities		1.4	614

		2.0	917

Portugal 0.4%
Other Securities		0.4	203

Singapore 2.7%
Other Securities		2.7	1,255

Spain 1.9%
Other Securities		1.9	890

Sweden 3.7%
Billerud *	16,616	0.2	92
Eniro AB *	39,055	0.4	180
Modern Times Group, B Shares	3,167	0.3	137
Trelleborg AB, B Shares *	48,622	0.6	295
Other Securities		2.2	1,004

		3.7	1,708

Switzerland 3.4%
Other Securities		3.4	1,564

United Kingdom 14.1%
Cookson Group plc *	21,676	0.3	129
Debenhams plc	115,657	0.3	147
Galiform plc *	96,012	0.2	118
Intermediate Capital Group plc	42,508	0.4	177
JJB Sports plc *	231,004	0.2	113
Johnston Press plc *	329,297	0.3	152
SIG plc	90,582	0.4	176
Other Securities		12.0	5,574

		14.1	6,586

United States 0.1%
Other Securities		0.1	28

Total Common Stock (Cost $41,590)			46,260

Preferred Stock 0.4% of net assets

Germany 0.4%
Other Securities		0.4	209

Total Preferred Stock (Cost $178)			209

Rights 0.1% of net assets

Other Securities		0.1	39

Total Rights (Cost $8)			39

40 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Warrants 0.0% of net assets

Other Securities		0.0	—

Total Warrants (Cost $—)			—

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investment 0.3% of net assets
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/2009	149	0.3	149

Total Short-Term Investment (Cost $149)			149

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $43,587 and the unrealized appreciation and depreciation were $4,949 and ($1,879), respectively, with a net unrealized appreciation of $3,070.

At 10/31/09, the values of certain foreign securities held by the fund aggregating $42,294 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees. Please see complete schedule of holdings.

CVA	— Dutch Certificate. Please see complete schedule of holdings.
Reg’d	— Registered
REIT	— Real Estate Investment Trust. Please see complete schedule of holdings.

See financial notes 41

 Schwab Fundamental International Small-Mid Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $41,925)		$46,657
Foreign currency, at value (cost $103)		103
Receivables:
Fund shares sold		412
Dividends		79
Foreign tax reclaims		3
Due from investment adviser	+	1

Total assets		47,255

Liabilities
Payables:
Investments bought		104
Shareholder services fees to affiliate		5
Fund shares redeemed		420
Accrued expenses	+	117

Total liabilities		646

Net Assets
Total assets		47,255
Total liabilities	−	646

Net assets		$46,609
Net Assets by Source
Capital received from investors		44,834
Net investment income not yet distributed		451
Net realized capital losses		(3,408)
Net unrealized capital gains		4,732

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$46,609		5,178		$9.00

42 See financial notes

 Schwab Fundamental International Small-Mid Company Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $59)		$543

Net Realized Gains and Losses
Net realized losses on investments		(2,497)
Net realized gains on foreign currency transactions	+	56

Net realized losses on investments		(2,441)

Net Unrealized Gains and Losses
Net unrealized gains on investments		11,901
Net unrealized losses on foreign currency translations	+	(10)

Net unrealized gains		11,891

Expenses
Investment adviser and administrator fees		91
Transfer agent and shareholder service fees:
Investor Shares[1]		14
Select Shares[1]		11
Institutional Shares		17
Custodian fees		533
Portfolio accounting fees		75
Professional fees		60
FTSE RAFI Index fee		23
Registration fees		18
Trustees’ fees		6
Shareholder reports		3
Interest expense		1
Other expenses	+	20

Total expenses		872
Expense reduction by adviser and Schwab	−	738

Net expenses		134

Increase (Decrease) in Net Assets from Operations
Total investment income		543
Net expenses	−	134

Net investment income		409
Net realized losses		(2,441)
Net unrealized gains	+	11,891

Increase in net assets from operations		9,859

[1]	Effective October 19, 2009, all outstanding Investor Shares and Select Shares combined with Institutional Shares, resulting in a single class of shares of the fund.

See financial notes 43

 Schwab Fundamental International Small-Mid Company Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	01/31/08*-10/31/08
Net investment income		$409	$484
Net realized losses		(2,441)	(883)
Net unrealized (gains) losses	+	11,891	(7,159)

Increase (Decrease) in net assets from operations		9,859	($7,558)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		194	—
Select Shares		207	—
Institutional Shares	+	125	—

Total distributions from net investment income		$526	$-

Transactions in Fund Shares[1]

		11/01/08-10/31/09		01/31/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		656	$4,867	891	$8,225
Select Shares		761	5,050	1,650	14,954
Institutional Shares	+	5,153	44,650	1,941	18,373

Total shares sold		6,570	$54,567	4,482	$41,552

Shares Reinvested
Investor Shares		28	$166	—	$-
Select Shares		21	121	—	—
Institutional Shares	+	14	81	—	—

Total shares reinvested		63	$368	—	$-

Shares Redeemed
Investor Shares		(1,394)	($12,481)	(181)	($1,593)
Select Shares		(1,644)	(14,405)	(788)	(5,864)
Institutional Shares	+	(478)	(3,574)	(1,452)	(13,736)

Total shares redeemed		(3,516)	($30,460)	(2,421)	($21,193)

Net transactions in fund shares		3,117	$24,475	2,061	$20,359

Shares Outstanding and Net Assets
		11/01/08-10/31/09		01/31/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,061	$12,801	—	$-
Total increase	+	3,117	33,808	2,061	12,801

End of period		5,178	$46,609	2,061	$12,801

Net investment income not yet distributed			$451		$492

*	Commencement of operations.

[1]	Effective October 19, 2009, all outstanding Investor Shares (1,059 shares valued at $10,259) and Select Shares (1,170 shares valued $11,352) combined with Institutional Shares, resulting in a single class of shares of the fund.

44 See financial notes

Schwab Fundamental Emerging Markets Index Fund

Financial Statements

Financial Highlights

	11/1/08–	1/31/08[2]–
	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.74	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.16
Net realized and unrealized gains (losses)	3.27	(4.42)

Total from investment operations	3.32	(4.26)
Less distributions:
Distributions from net investment income	(0.15)	—

Net asset value at end of period	8.91	5.74

Total return (%)	59.55	(42.60)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.61 [4]	0.61	[4,5]
Gross operating expenses	1.70	4.06	[5]
Net investment income (loss)	1.56	2.31	[5]
Portfolio turnover rate	103	159	[3]
Net assets, end of period ($ x 1,000,000)	119	6

1 Effective October 19, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 0.60%, if interest expenses had not been included.
5 Annualized.

See financial notes 45

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

92.4%		Common Stock	89,073	110,112
8.9%		Preferred Stock	7,790	10,657
	—%	Short-Term Investments	46	46

101.3%		Total Investments	96,909	120,815
(1	.3)%	Other Assets and Liabilities, Net		(1,585)

100.0%		Net Assets		119,230

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 92.4% of net assets

Argentina 0.1%
Other Securities		0.1	103

Brazil 3.1%
Petroleo Brasileiro S.A.	34,800	0.7	800
Votorantim Celulose e Papel S.A. *	53,842	0.6	743
Other Securities		1.8	2,112

		3.1	3,655

Chile 0.5%
Other Securities		0.5	619

China 20.7%
Aluminum Corp. of China Ltd., Class H	537,000	0.5	585
Bank of China Ltd., Class H	4,241,000	2.1	2,460
China Construction Bank Corp., Class H	674,000	0.5	581
China Life Insurance Co., Ltd., Class H	248,000	1.0	1,140
China Petroleum & Chemical Corp., Class H	3,782,000	2.7	3,207
China Shenhua Energy Co., Ltd., Class H	362,000	1.4	1,624
Industrial & Commercial Bank of China Ltd., Class H	2,758,000	1.9	2,194
PetroChina Co., Ltd., Class H	5,625,000	5.7	6,768
Other Securities		4.9	6,092

		20.7	24,651

Columbia 0.1%
Other Securities		0.1	168

Czech Republic 0.4%
Other Securities		0.4	498

Hong Kong 0.1%
Other Securities		0.1	144

Hungary 1.0%
OTP Bank Nyrt. plc *	25,473	0.6	716
Other Securities		0.4	462

		1.0	1,178

India 5.5%
Axis Bank Ltd.	41,106	0.7	780
Other Securities		4.8	5,724

		5.5	6,504

Indonesia 0.9%
Other Securities		0.9	1,029

Malaysia 1.7%
Other Securities		1.7	2,034

Mexico 5.4%
America Movil S.A.B. de C.V., Series L	405,900	0.7	891
Cemex S.A.B. de C.V. *	964,604	0.8	1,005
Grupo Mexico S.A.B. de C.V., Series B *	463,374	0.8	912
Telefonos de Mexico S.A.B. de C.V.	747,100	0.5	633
Other Securities		2.6	2,954

		5.4	6,395

Philippines 0.1%
Other Securities		0.1	85

Poland 1.2%
Other Securities		1.2	1,477

46 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Republic of Korea 25.6%
Daeduck GDS Co., Ltd.	79,250	0.6	670
Honam Petrochemical Corp.	22,859	1.3	1,568
Hynix Semiconductor, Inc. *	52,230	0.7	775
Hyundai Mobis	5,383	0.6	718
Hyundai Motor Co.	19,724	1.5	1,789
Korea Electric Power Corp. *	29,940	0.7	848
KP Chemical Corp. *	110,780	0.5	640
LG Corp.	15,956	0.8	904
LG Electronics, Inc.	9,753	0.8	907
Lotte Chilsung Beverage Co., Ltd.	1,677	1.0	1,147
ON*Media Corp. *	370,150	0.9	1,043
POSCO	4,071	1.4	1,687
S&T Daewoo Co., Ltd. *	27,350	0.5	591
Samsung Electronics Co., Ltd.	6,170	3.1	3,713
Shinhan Financial Group Co., Ltd. *	31,540	1.0	1,197
SK Holdings Co., Ltd.	13,185	0.9	1,046
Other Securities		9.3	11,277

		25.6	30,520

Russia 7.1%
Gazprom ADR	97,639	2.0	2,342
LUKOIL ADR	31,880	1.5	1,849
Mining & Metallurgical Co., Norilsk Nickel ADR *	46,813	0.5	615
Sberbank GDR - Reg’d	4,750	1.0	1,159
Surgutneftegaz ADR	69,697	0.5	615
Other Securities		1.6	1,896

		7.1	8,476

South Africa 5.9%
Sasol	15,378	0.5	576
Standard Bank Group Ltd.	57,314	0.6	715
Other Securities		4.8	5,769

		5.9	7,060

Taiwan 10.2%
Cathay Financial Holding Co., Ltd. *	358,850	0.5	615
China Steel Corp.	744,063	0.6	661
Formosa Chemicals & Fibre Corp.	318,420	0.5	593
Formosa Petrochemical Corp.	326,030	0.7	795
Hon Hai Precision Industry Co., Ltd.	280,742	0.9	1,100
Nan Ya Plastics Corp.	426,160	0.6	678
Taiwan Semiconductor Manufacturing Co., Ltd.	461,689	0.7	838
Other Securities		5.7	6,851

		10.2	12,131

Thailand 1.1%
Other Securities		1.1	1,306

Turkey 1.7%
Other Securities		1.7	2,079

Total Common Stock (Cost $89,073)			110,112

Preferred Stock 8.9% of net assets

Brazil 8.8%
Banco Bradesco S.A.	80,000	1.3	1,570
Banco Itau Holding Financeira S.A.	112,565	1.8	2,141
Companhia Vale do Rio Doce, Class A	43,200	0.8	967
Petroleo Brasileiro S.A.	101,700	1.7	2,023
Other Securities		3.2	3,834

		8.8	10,535

Columbia 0.1%
Other Securities		0.1	122

Total Preferred Stock (Cost $7,790)			10,657

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 0.0% of net assets

Other Securities		0.0	46

Total Short-Term Investment (Cost $46)			46

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $102,832, and the unrealized appreciation and depreciation were $18,990 and ($1,007), respectively, with a net unrealized appreciation of $17,983.

At 10/31/09, the prices of certain foreign securities held by the fund aggregating $97,592 were adjusted from their closing market values in accordance with procedures approved by the fund’s Board of Trustees.

*	Non-income producing security.

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
Reg’d	— Registered

See financial notes 47

 Schwab Fundamental Emerging Markets Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $96,909)		$120,815
Foreign currency, at value (cost $221)		221
Receivables:
Investments sold		676
Fund shares sold		1,520
Dividends		60
Foreign tax reclaims		2
Prepaid expenses	+	1

Total assets		123,295

Liabilities
Payables:
Investments bought		413
Shareholder services fees to affiliate		17
Fund shares redeemed		2,725
Payable to custodian		573
Foreign capital gains tax		294
Accrued expenses	+	43

Total liabilities		4,065

Net Assets
Total assets		123,295
Total liabilities	−	4,065

Net assets		119,230
Net Assets by Source
Capital received from investors		106,157
Net investment income not yet distributed		753
Net realized capital losses		(11,294)
Net unrealized capital gains		23,614

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$119,230		13,382		$8.91

48 See financial notes

 Schwab Fundamental Emerging Markets Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $150)		$1,317

Net Realized Gains and Losses
Net realized losses on investments		(7,606)
Net realized losses on foreign currency transactions	+	(134)

Net realized losses		(7,740)

Net Unrealized Gains and Losses
Net unrealized gains on investments		35,259
Net unrealized gains on foreign currency translations	+	10

Net unrealized gains		35,269

Expenses
Investment adviser and administrator fees		293
Transfer agent and shareholder service fees:
Investor Shares[1]		21
Select Shares[1]		14
Institutional Shares		50
Custodian fees		390
Portfolio accounting fees		64
FTSE RAFI Index fee		63
Professional fees		44
Registration fees		35
Shareholder reports		7
Trustees’ fees		6
Interest expense		3
Other expenses	+	38

Total expenses		1,028
Expense reduction by adviser and Schwab	−	662

Net expenses		366

Increase (Decrease) in Net Assets from Operations
Total investment income		1,317
Net expenses	−	366

Net investment income		951
Net realized losses		(7,740)
Net unrealized gains	+	35,269

Increase in net assets from operations		$28,480

[1]	Effective October 19, 2009, all outstanding Investor Shares and Select Shares combined with Institutional Shares, resulting in a single class of shares of the fund.

See financial notes 49

 Schwab Fundamental Emerging Markets Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	01/31/08*-10/31/08
Net investment income		$951	$470
Net realized losses		(7,740)	(3,691)
Net unrealized gains (losses)	+	35,269	(11,655)

Increase (Decrease) in net assets from operations		28,480	(14,876)

Distributions to shareholders[1]
Distributions from net investment income
Investor Shares		181	-
Select Shares		179	-
Institutional Shares	+	171	-

Total distributions from net net investment income		$531	$-

Transactions in Fund Shares[1]

		11/01/08-10/31/09		01/31/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,511	$10,718	1,630	$14,977
Select Shares		2,055	13,982	2,353	21,345
Institutional Shares	+	14,761	116,211	2,648	24,423

Total shares sold		18,327	$140,911	6,631	$60,745

Shares Reinvested
Investor Shares		29	$163	-	-
Select Shares		25	136	-	-
Institutional Shares	+	18	100	-	-

Total shares reinvested		72	$399	-	$-

Shares Redeemed
Investor Shares		(2,746)	($24,192)	(424)	($3,187)
Select Shares		(3,316)	(28,113)	(1,117)	(7,286)
Institutional Shares	+	(2,431)	(17,668)	(1,614)	(15,452)

Total shares redeemed		(8,493)	($69,973)	(3,155)	($25,925)

Net transactions in fund shares		9,906	$71,337	3,476	$34,820

Shares Outstanding and Net Assets
		11/01/08-10/31/09		01/31/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		3,476	$19,944	-	$-
Total increase	+	9,906	99,286	3,476	19,944

End of period		13,382	$119,230	3,476	$19,944

Net investment income not yet distributed			$753		$441

*	Commencement of operations.

[1]	Effective October 19, 2009, all outstanding Investor Shares (1,999 shares valued at $19,419) and Select Shares (2,199 shares valued $21,392) combined with Institutional Shares, resulting in a single class of shares of the fund.

50 See financial notes

 Schwab Fundamental Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large
 Company Index Fund
Schwab Fundamental International
Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

Prior to October 20, 2009, the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund each offered three share classes: Investor Shares, Select Shares, and Institutional Shares. Effective October 19, 2009, all outstanding Investor Shares and Select Shares of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund were converted into Institutional Shares and each fund no longer offer separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares and Select Shares became an owner of Institutional Shares of the same fund. Prior to October 28, 2009, the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small-Mid Company Index Fund each offered three share classes: Investor Shares, Select Shares, and Institutional Shares. Effective October 27, 2009, all outstanding Investor Shares and Select Shares of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small-Mid Company Index Fund were converted into Institutional Shares and each fund no longer offered separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares and Select Shares became an owner of Institutional Shares of the same fund.

Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

 51

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is delisted or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures and Forwards contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective NAV as determined by those funds in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

Effective June 15, 2009, the funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities. — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds

52

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 Prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require revised valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate revised valuations of international securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 Prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments). — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of October 31, 2009:

Schwab Fundamental US Large Company Index Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$656,986	$—	$—	$656,986
Other Investment Company	2,680	—	—	2,680
Short-Term Investments	—	1,261	—	1,261

Total	$659,666	$1,261	$—	$660,927

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments Futures Contracts*	($103)	$—	$—	($103)

 53

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Schwab Fundamental US Small-Mid Company Index Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$295,665	$—	$—	$295,665
Other Investment Company	474	—	—	474
Short-Term Investment	—	535	—	535

Total	$296,139	$535	$—	$296,674

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments Futures Contracts*	($39)	$—	$—	($39)

Schwab Fundamental International Large Company Index fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total**

Common Stock(a)	$—	$172,227	$—	$172,227
Canada	12,353	—	—	12,353
Switzerland	95	11,383	—	11,478
United Kingdom	—	53,658	3	53,661
Other Investment Companies(a)	533	205	—	738
Preferred Stock	—	1,489	—	1,489
Rights	44	—	145	189
Warrants	2	—	—	2
Short-Term Investment	—	1,411	—	1,411

Total	$13,027	$240,373	$148	$253,548

54

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

				Net
			Net	Change in
	Balance as of	Accrued	Realized	Unrealized	Net		Balance as of
	October 31,	Discounts	Gains	Gains	Purchases	Net Transfers	October 31,
Investments in Securities	2008	(Premiums)	(Losses)	(Losses)	(Sales)	in and/or out	2009

Common Stock
Australia	$22	$—	($12)	$51	$125	($186)	$—
Hong Kong	30	—	(8)	(2)	(5)	(15)	—
Ireland	—	—	—	(29)	—	29	—
United Kingdom	—	—	—	3	—	—	3
Rights	5	—	—	140	—	—	145

Total	$57	$—	($20)	$163	$120	($172)	$148

Schwab Fundamental International Small-Mid Company Index Fund

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total**

Common Stock(a)	$—	$21,188	$—	21,188
Canada	3,844	—	—	3,844
Hong Kong	24	2,738	—	2,762
Ireland	70	563	—	633
Japan	68	11,038	—	11,106
Luxembourg	51	90	—	141
United Kingdom	46	6,483	57	6,586
Preferred Stock
Germany	15	194	—	209
Rights	11	—	28	39
Short-Term Investment	—	149	—	149

Total	$4,129	$42,443	$85	46,657

 55

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

				Net
			Net	Change in
	Balance as of	Accrued	Realized	Unrealized	Net		Balance as of
	October 31,	Discounts	Gains	Gains	Purchases	Net Transfers	October 31,
Investments in Securities	2008	(Premiums)	(Losses)	(Losses)	(Sales)	in and/or out	2009

Common Stock
Australia	$2	$—	$—	($2)	$—	$—	$—
Bermuda	7	—	(4)	—	(3)	—	—
Hong Kong	14	—	3	(2)	(15)	—	—
Italy	4	—	—	(4)	—	—	—
Japan	—	—	(7)	1	3	3	—
Singapore	1	—	(1)	1	(1)	—	—
Sweden	—	—	—	(2)	—	2	—
United Kingdom	—	—	(60)	38	51	28	57
Rights
Australia	—	—	—	25	—	—	25
Hong Kong	—	—	—	2	—	—	2
Norway	—	—	—	1	—	—	1

Total	$28	$—	($69)	$58	$35	$33	$85

Schwab Fundamental Emerging Markets Index Fund

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total**

Common Stock(a)	$—	$89,390	$—	$89,390
Argentina	103	—	—	103
Brazil	3,655	—	—	3,655
Chile	619	—	—	619
Columbia	168	—	—	168
Mexico	6,395	—	—	6,395
Russia	274	8,202	—	8,476
Thailand	1,306	—	—	1,306
Preferred Stock(a)	10,657	—	—	10,657
Short-Term Investments	—	46	—	46

Total	$23,177	$97,638	$—	$120,815

*	Futures contracts are not included in Investments and are valued at the unrealized appreciation or depreciation.
**	The fund had no Other Financial Instruments.
(a)	As categorized in the complete schedule of holdings.

All net realized and change in unrealized gains (losses) in the tables above are reflected on the accompanying statements of operations. Changes in net unrealized gains (losses) for Level 3 investments held by the funds at October 31, 2009 approximate the changes in unrealized gains (losses) in the tables above.

56

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(b) Portfolio Investments:

Derivatives: Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. The funds may invest in futures contracts in order to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

The funds invested in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A fund records the daily change in market value of futures and also the change in the amount of margin deposit required (“due to / from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends (net of any applicable foreign tax withholding) and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund within the trust are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds that offered multiple share classes, prior to the collapsing of the classes, net investment income, other than class specific expenses, and realized and unrealized gains or losses, were allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year if any.

 57

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Corp., under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

Investing in the funds may involve certain risks, as described in the funds’ prospectus, including, but not limited to, those described below:

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

The funds invest in companies within the U.S. stock market and outside the U.S. stock market, as measured by the respective Index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or U.S. securities, for instance — the funds’ performance also will lag those investments. In addition, because of the funds expenses, the funds’ performance may be below that of their respective Index.

At times, the segment of the equity markets represented by the Index may underperform other market segments. A significant percentage of the Index may be composed of securities in a single industry or sector of the economy. If a fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the Index is composed, the Index may perform differently or worse than an equity index that is based solely on market capitalization.

58

 Schwab Fundamental Index Funds

Financial Notes (continued)

3. Risk factors (continued):

Historically, small and mid company stocks have been riskier than large company stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Smaller companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

A fund’s investments in securities of foreign companies involve certain risks that are greater than those associated with investments in securities of U.S. companies. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

A fund may use derivatives (including futures) to enhance returns or hedge against market declines. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund.

As index funds, the funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in all of the securities in its benchmark index or may invest in securities not in the index, because the manager may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, a fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, international funds may not invest in issuers located in certain countries due to these considerations. A fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of a fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

The funds do not fully replicate the benchmark indices and may hold securities not included in the indices. As a result, the funds are subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the funds utilize a sampling approach they may not track the return of the indices as well as they would if each fund purchased all of the securities in their benchmark index.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

 59

 Schwab Fundamental Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

				Schwab
	Schwab	Schwab	Schwab	Fundamental	Schwab
	Fundamental	Fundamental	Fundamental	International	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
	Company	Company	Large Company	Company	Markets
Average daily net assets	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

First $500 million	0.30%	0.30%	0.30%	0.40%	0.50%
$500 million to $5 billion	0.22%	0.22%	0.22%	0.38%	0.48%
$5 billion to $10 billion	0.20%	0.20%	0.20%	0.36%	0.46%
over $10 billion	0.18%	0.18%	0.18%	0.34%	0.44%

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and was the trust’s transfer agent and shareholder services agent prior to July 1, 2009. Effective July 1, 2009, the trust has appointed Boston Financial Data Services, Inc. (“BFDS”) as transfer agent of the funds and adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. Pursuant to the Plan, the funds pay Schwab and other financial intermediaries to provide certain account maintenance, customer liaison and shareholder services to the funds’ shareholders holding shares of the funds through that financial intermediary. Under the Plan, Schwab is entitled to receive an annual fee payable monthly based on each funds’ average daily net assets of 0.10%.

Prior to July 1, 2009, BFDS served as the funds’ sub-transfer agent. For its transfer agent and shareholder services, Schwab was entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%
Institutional Shares	0.05%	0.05%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit (“expense limitation”) the total expenses charged, excluding interest, taxes and certain non-routine expenses for so long as the investment adviser serves as the adviser to the funds, which may only be amended or terminated with the approval of the Fund’s Board of Trustees as follows:

Effective May 5, 2009, the expense limitations are:

				Schwab
	Schwab	Schwab	Schwab	Fundamental	Schwab
	Fundamental	Fundamental	Fundamental	International	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
% of Average Daily	Company	Company	Large Company	Company	Markets
Net Assets	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current rate	0.35%	0.35%	0.35%	0.55%	0.60%

Prior to May 5, 2009, the expense limitations were:

Investor Shares	0.59%	0.59%	0.59%	0.79%	0.84%
Select Shares	0.44%	0.44%	0.44%	0.64%	0.69%
Institutional Shares	0.35%	0.35%	0.35%	0.55%	0.60%

CSIM has entered into a license agreement with FTSE to use certain FTSE indexes and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with

60

 Schwab Fundamental Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

CSIM pursuant to which CSIM has agreed to sub-license certain FTSE indexes and trademarks to the funds. Under the sub-license agreement, each fund has agreed to pay its pro rata share of licensing fees and to reimburse CSIM for its pro rata share of a one-time advance licensing payment made by CSIM to FTSE.

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index.

As of October 31, 2009, the shares owned by each Schwab Charitable Giving Trust as a percentage of the total share of the Schwab Fundamental International Large Company Index is 13.2%.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of October 31, 2009, there were no security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the funds during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Corp. for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended October 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Fundamental US Large Company Index Fund	$329,603	$115,890
Schwab Fundamental US Small-Mid Company Index Fund	131,758	61,377
Schwab Fundamental International Large Company Index Fund	174,353	172,257
Schwab Fundamental International Small-Mid Company Index Fund	43,352	18 898
Schwab Fundamental Emerging Markets Index Fund	133,609	60,359

 61

 Schwab Fundamental Index Funds

Financial Notes (continued)

8. Redemption Fee:
       (All dollar amounts are x 1,000

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/01/08-10/31/09)	(11/01/07-10/31/08)

Schwab Fundamental US Large Company Index Fund	$40	$24
Schwab Fundamental US Small-Mid Company Index Fund	47	9
Schwab Fundamental International Large Company Index Fund	67	17
Schwab Fundamental International Small-Mid Company Index Fund	2	1	*
Schwab Fundamental Emerging Markets Index Fund	11	11	*

*	For the period 1/31/08 — 10/31/08

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

As of October 31, 2009, the components of distributable earnings on a tax-basis were as follows:

				Schwab
	Schwab	Schwab	Schwab	Fundamental	Schwab
	Fundamental	Fundamental	Fundamental	International	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
	Company	Company	Large Company	Company	Markets
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed Ordinary income	$5,936	$1,625	$6,189	$1,538	$962
Undistributed long-term capital gains	—	—	—	—	—
Unrealized appreciation	36,606	60,367	28,434	4,949	18,990
Unrealized depreciation	(117,234)	(30,456)	(60,117)	(1,879)	(1,007)
Other unrealized appreciation/(depreciation)	—	—	10	—	(287)
Net unrealized appreciation/(depreciation)	($80,628)	$29,911	($31,673)	$3,070	$17,696

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), Real Estate Investment Trusts (REITS) and futures mark to market.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2009, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

				Schwab
	Schwab	Schwab	Schwab	Fundamental	Schwab
	Fundamental	Fundamental	Fundamental	International	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
	Company	Company	Large Company	Company	Markets
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2016	$48,847	$4,210	$10,522	$464	$148
October 31, 2017	63,611	19,291	58,778	2,370	5,437

Total	$112,458	$23,501	$69,300	$2,834	$5,585

As of October 31, 2009, the funds had no capital losses utilized or capital losses deferred.

62

 Schwab Fundamental Index Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):
       (All dollar amounts are x 1,000)

The tax-basis components of distributions paid during the current and prior fiscal years were:

Schwab
	Schwab	Schwab	Schwab	Fundamental	Schwab
	Fundamental	Fundamental	Fundamental	International	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
	Company	Company	Large Company	Company	Markets
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$11,252	$1,790	$9,038	$526	$531
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—
Prior period distributions
Ordinary income	$4,523	$570	$2,707	—	—
Long-term capital gains	143	32	—	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2009, the funds made the following reclassifications:

				Schwab
	Schwab	Schwab	Schwab	Fundamental	Schwab
	Fundamental	Fundamental	Fundamental	International	Fundamental
	US Large	US Small-Mid	International	Small-Mid	Emerging
	Company	Company	Large Company	Company	Markets
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital Shares	$—	($—)	($2)	$—	$—
Undistributed net investment income	153	(28)	127	76	(108)
Net realized capital gains and losses	(153)	28	(125)	(76)	108

As of October 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2009, the funds did not incur any interest or penalties. The Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, and Schwab Fundamental International Large Company Index Fund are not subject to examination by U.S. federal and state tax authorities before tax year 2007. The Schwab Fundamental International Small-Mid Company Index Fund, and Schwab Fundamental Emerging Markets Index Fund are not subject to examination by U.S. federal and state tax authorities before tax year 2008.

10. Subsequent Events:

As of December 16, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

 63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund, and Schwab Fundamental Emerging Markets Index Fund (five of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2009

64

Other Federal Tax Information (unaudited)
(All dollar amounts are x 1,000)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended October 31, 2009, and the respective foreign source income on the funds as follows.

	Foreign Tax Credit	Foreign Source Income

Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small-Mid Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	630	7,215
Schwab Fundamental International Small-Mid Company Index Fund	57	599
Schwab Fundamental Emerging Markets Index Fund	144	1,457

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2009, qualify for the corporate dividends received deduction:

Percentage

Schwab Fundamental US Large Company Index Fund	98.43
Schwab Fundamental US Small-Mid Company Index Fund	87.97
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small-Mid Company Index Fund	—
Schwab Fundamental Emerging Markets Index Fund	—

For the fiscal year ended October 31, 2009, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Schwab Fundamental US Large Company Index Fund	$11,252
Schwab Fundamental US Small-Mid Company Index Fund	1,790
Schwab Fundamental International Large Company Index Fund	9,502
Schwab Fundamental International Small-Mid Company Index Fund	437
Schwab Fundamental Emerging Markets Index Fund	461

 65

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2009, and May 15, 2009, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement. Specifically, the Trustees considered each Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer

66

group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered a commitment by CSIM and Schwab to (i) reduce the specified expense cap of each Fund; and (ii) extend the specified expense cap of each Fund for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered existing contractual investment advisory fee schedules that include lower fees at higher graduated asset levels. Based on this evaluation the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 67

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	78	Board 1—Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	66	Board 1—Director, Gilead Sciences, Inc. Board 2—Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	78	Board 1—Director, Mission West Properties Board 2—Director, TOUSA Board 3—Director, Harris-Stratex Networks Board 4—Director, Globalstar, Inc. Board 5 – Director, Ditech Networks

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	66	Board 1—Lead Independent Director, Board of Cooper Industries Board 2—Director and Chairman of the Audit Committee of Oneok Partners LP Board 3—Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	66	None

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc., 2008 to present; Senior Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., Inc., until June 2005.	66	Board 1—Director and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	66	None

68

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	66	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	74	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002-present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007-present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present).

 69

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. (May 2004 – present); Chief Investment Officer (2004 – present), President and Chief Executive Officer (March 2008 – present), Laudus Trust and Laudus Institutional Trust); Senior Vice President and Chief Investment Officer, Schwab Strategic Trust (Oct. 2009 – present).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 — present); Secretary and Chief Legal Officer, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007); Chief Legal Officer, Laudus Trust and Laudus Institutional Trust (Aug. 2006 – Dec. 2006).

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer (March 2007 – present), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

70

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500{R}). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 71

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2009 Schwab Funds. All rights reserved.

72

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2009 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR39592-02

Annual report dated October 31, 2009 enclosed.

Schwab Active Equity Funds

Schwab Premier Equity Fund®

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

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Schwab Active Equity Funds

Annual Report
October 31, 2009

Schwab Premier Equity Fund®

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

This page is intentionally left blank.

Schwab Active Equity Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for
the Report Period

Schwab Premier Equity Fund®
(Ticker Symbol: SWPSX)[1]	6.01%

Benchmark: S&P 500® Index	9.80%
Fund Category: Morningstar Large-Cap Blend	11.75%

Performance Details	pages 6-7

Schwab Core Equity Fundtm
(Ticker Symbol: SWANX)	8.11%

Benchmark: S&P 500® Index	9.80%
Fund Category: Morningstar Large-Cap Blend	11.75%

Performance Details	pages 8-9

Schwab Dividend Equity Fundtm
(Ticker Symbol: SWDSX)[2]	5.62%

Benchmark: S&P 500® Index	9.80%
Fund Category: Morningstar Large-Cap Value	9.53%

Performance Details	pages 10-11

Schwab Large-Cap Growth Fundtm
(Ticker Symbol: SWLSX)[2]	11.36%

Benchmark: Russell 1000 Growth Index	17.51%
Fund Category: Morningstar Large-Cap Growth	15.34%

Performance Details	pages 12-13

Schwab Small-Cap Equity Fundtm
(Ticker Symbol: SWSCX)[1]	5.65%

Benchmark: S&P Small-Cap 600 Index[5]	5.56%
Benchmark: Russell 2000® Index[6]	6.46%
Fund Category: Morningstar Small-Cap Blend	11.42%

Performance Details	pages 14-15

Schwab Hedged Equity Fundtm
(Ticker Symbol: SWHEX)[1]	7.28%

Benchmark: S&P 500® Index	9.80%
Fund Category: Morningstar Long-Short	6.06%

Performance Details	pages 16-17

Schwab Financial Services Fundtm
(Ticker Symbol: SWFFX)	-1.10%

Benchmark: S&P 1500 SuperComposite Financials Sector Index	-7.04%
Fund Category: Morningstar Financial Services	6.55%

Performance Details	pages 18-19

Schwab Health Care Fundtm
(Ticker Symbol: SWHFX)[4]	7.65%

Benchmark: S&P 1500 SuperComposite Health Care Sector Index[5]	7.40%
Benchmark: Dow Jones World Health Care Index[7]	10.75%
Fund Category: Morningstar Health Care	8.72%

Performance Details	pages 20-21

Schwab® International Core Equity Fund
(Ticker Symbol: SICNX)[3,4]	25.98%

Benchmark: MSCI EAFE Index®(Gross)*	28.41%
Fund Category: Morningstar Foreign Large-Cap Blend	24.99%

Performance Details	pages 22-23

Minimum Initial Investment[8]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.
Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Source for category information: Morningstar, Inc.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Gross) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[3]	On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[4]	The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
[5]	This index was used as the fund’s benchmark until June 30, 2009.
[6]	Effective July 1, 2009, the fund uses the Russell 2000 Index as its benchmark index. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.
[7]	Effective July 1, 2009, the fund uses the Dow Jones World Health Care Index as its benchmark index. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.
[8]	Please see prospectus for further details and eligibility requirements.

2 Schwab Active Equity Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, volatile prices throughout the global financial marketplace and a recessionary economy have been among the numerous challenges affecting investment conditions and investor sentiment. While portfolios may still be below peak values reached in 2007, many have recovered substantially from lows touched as markets dropped in 2008 and early 2009. In particular, prices of many equity and fixed income securities declined precipitously toward the end of 2008 and the beginning of 2009. Since March of 2009, however, improvements in the financial markets and diminished concern over the depth and duration of the economic recession led to a broad-market recovery, with the prices of many equity securities rebounding from earlier lows.

During the reporting period, we made a number of improvements to the Schwab Funds family of mutual funds making it cheaper and easier for our clients to invest in Schwab Funds. On May 5, 2009, we lowered expenses on Schwab Equity Index Funds and consolidated share classes for Schwab equity and bond funds. Each Schwab equity and bond fund now offers one low fund expense to investors regardless of how much they invest, with a low $100 minimum investment. Our goal is to make investing easier and more affordable for our clients and the advisors who serve them.

For information on the investment environment and the performance of individual funds contained in this book, please see the fund managers’ discussion and analysis in the following pages of this report.

If you have any questions about Schwab Funds, we are always available at 1-800-435-4000, while additional resources may be found on Schwab.com

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab Active Equity Funds 3

The Investment Environment

Investment conditions in the global financial market improved markedly in the second half of the reporting period, from the end of March through October, as concern over the economic recession and financial crisis ebbed. The first four months of the period, from November through February, were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount swift recoveries. Since March of 2009, however, both domestic and international markets experienced recovery, which helped to reduce earlier losses and produce positive 12-month returns in many cases. On the fixed income side, yields remained low on government backed securities, but leading broad market municipal and taxable bond indices were positive for the period.

Major economic indicators, such as Gross Domestic Product (GDP) and unemployment, continued to demonstrate that a consistent recovery has yet to materialize across many measures of the economy. GDP—the output of goods and services produced by labor and property located in the United States—rose 2.8% in the third quarter of 2009, after declining 0.7% in the prior quarter. The third quarter GDP gain was primarily attributable to increases in personal consumption expenditures, exports, private inventory investment, and government spending, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November of 2008 to 10.2% in October of 2009. Sales of existing homes were a bright spot toward the end of the period, rising 9.4% in September, fueled by tax credits for new home buyers and favorable prices.

The returns of the S&P 500 Index, which is usually seen as a bellwether for financial markets, were positive. For the 12-month reporting period ending October 31, 2009, the S&P 500 Index returned 9.80%. In the index, Information Technology was the strongest performing sector, followed by Consumer Discretionary and Materials. Financials was the weakest sector, followed by Utilities and Industrials. In general, large-cap stocks outperformed small-cap as evidenced by the Russell 1000 Index, which returned 11.20%, compared with the Russell 2000 Index, which returned 6.46%. Looking at the broad market, growth outperformed value; the Russell 3000 Growth Index returned 17.04%, while the Russell 3000 Value Index returned 4.56%. Internationally, the MSCI EAFE Index returned 28.41%, while the MSCI Emerging Markets Index (Net)* returned 64.13%.

On the fixed income side, yields were low throughout the period for U.S. Treasury securities, especially those with the shortest maturities. The Barclays Capital U.S. Short Treasury: 9-12 Months returned 1.75%. The broad taxable bond market fared better, benefiting from price recovery on mortgage-backed securities and other assets that were out of favor with investors during the darkest moments of the financial crisis; the Barclays Capital U.S. Aggregate Bond Index returned 13.79%. Returns were also positive in the tax free bond market—the Barclays Capital General Muni Bond Index returned 13.60%. The Federal Open Market Committee reaffirmed on November 4, 2009 that it would continue to hold interest rates at a target range of 0 to 0.25%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

9.80%	S&P 500® Index: measures U.S. large-cap stocks

6.46%	Russell 2000® Index: measures U.S. small-cap stocks

28.41%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

13.79%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.21%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

*The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

4 Schwab Active Equity Funds

Fund Management

Jeffrey Mortimer, CFA, Chief Investment Officer, Charles Schwab Investment Management, Inc., is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Vivienne Hsu, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in August 2004, she worked for more than 11 years in asset management and quantitative analysis at other investment firms.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Paul Alan Davis, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in 2003, he worked for more than 12 years in portfolio management.

Eric Thaller, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund, Schwab Core Equity Fund, Schwab Small-Cap Equity Fund and Schwab International Core Equity Fund. Prior to joining the firm in January 2008, he worked for 12 years in quantitative analysis and asset management.

Schwab Active Equity Funds 5

Schwab Premier Equity Fund®

The Schwab Premier Equity Fund returned 6.01% during the period, underperforming the benchmark S&P 500 Index, which returned 9.80%. The fund will invest in a stock only if the stock is rated “A” or “B” by Schwab Equity Ratings at the time of purchase. During certain periods, the requirement to purchase only stocks rated “A” or “B” may result in differences in holdings between the fund and the benchmark. The fund’s use of Schwab Equity Ratings, which emphasizes factors such as strong fundamentals and attractive valuations, led the fund to invest in stocks that were not favored by investors during the period. For more information on the fund’s objective and strategy, please see the fund’s prospectus.

From a sector perspective, the fund underperformed versus the benchmark both due to its allocations and its stock selections. The primary allocation losses came from slightly underweighting the Industrials, Information Technology and Telecommunication Services sectors. A slight underweight to Financials helped the fund relative to the benchmark, as this was the weakest performing sector in the benchmark index. Weak stock selection in Industrials, Information Technology and Consumer Staples stocks also pulled down the fund’s return versus the benchmark. But sound stock selection in the Energy, Materials and Financials sectors helped the fund recover some ground.

In terms of market capitalization, the fund was overweight in companies with smaller market caps and conversely underweight to larger firms versus the benchmark. During the period, the fund’s overall smaller market cap was mostly a result of its use of Schwab Equity Ratings, as the ratings generally favored smaller firms for much of the period. These allocations were solidly positive for the fund’s return versus the benchmark. However, weak stock selection, especially among firms below $5 billion in market cap, offset the gains from allocation.

In terms of valuation, a similar if less dramatic pattern emerged: the fund’s overweight to lower-valued stocks helped its return versus the benchmark, as these groups were generally the better performing stocks in the benchmark during the period. However, the fund’s stock selection, especially among stocks that lost money over the 12-month period, was weak, again overcoming the allocation gains.

Among individual stocks, out-of-benchmark holdings AMR and NCR were the largest single-stock detractors from return. Underweights to Bank of America Corp. and Apple, Inc. also detracted from the fund’s performance versus the benchmark. However, underweights to Citigroup, Inc. and General Electric Co. both contributed positively.

As of 10/31/09:

 Statistics

Number of Holdings	103
Weighted Average Market

Cap ($ x 1,000,000)	$29,958

Price/Earnings Ratio (P/E)	65.2

Price/Book Ratio (P/B)	1.6

Portfolio Turnover Rate	98%

 Sector Weightings % of Investments

Information Technology	16.9%

Financials	16.5%

Health Care	13.9%

Energy	11.8%

Consumer Staples	11.6%

Industrials	10.2%

Consumer Discretionary	9.3%

Utilities	3.2%

Telecommunication Services	2.9%

Materials	2.8%

Other	0.9%

Total	100.0%

 Top Holdings % Net Assets1

Quest Diagnostics, Inc.	1.3%

Kimberly-Clark Corp.	1.3%

Kraft Foods, Inc., Class A	1.3%

DTE Energy Co.	1.3%

Murphy Oil Corp.	1.3%

Archer-Daniels-Midland Co.	1.2%

Time Warner, Inc.	1.2%

Hewlett-Packard Co.	1.2%

Panera Bread Co., Class A	1.2%

The Travelers Cos., Inc.	1.2%

Total	12.5%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Active Equity Funds

 Schwab Premier Equity Fund®

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

March 21, 2005 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,5

 Average Annual Total Returns1,2,5

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Premier Equity Fund® (3/21/05)	6.01%	-9.81%	-1.76%
Benchmark: S&P 500® Index	9.80%	-7.02%	-0.91%
Fund Category: Morningstar Large-Cap Blend	11.75%	-6.83%	-0.92%

Fund Expense Ratio3: 1.02%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[5]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Active Equity Funds 7

Schwab Core Equity Fundtm

The Schwab Core Equity Fund returned 8.11% for the period, underperforming the benchmark S&P 500 Index, which returned 9.80%. The fund’s use of Schwab Equity Ratings, which emphasizes factors such as strong fundamentals and attractive valuations, led the fund to invest in stocks that were not favored by investors during the period. For more information on the fund’s objective and strategy, please see the fund’s prospectus.

During the period, the fund’s managers made certain stock selection and allocation decisions based on the Schwab Equity Ratings methodology which caused the fund to underperform the benchmark S&P 500 Index. In particular, stock selection in Consumer Staples and Consumer Discretionary detracted from performance relative to the benchmark, while selection in and an overweight allocation to Industrials also hurt relative performance. However, stock selection in Financials and Energy provided some positive contributions among sectors.

In terms of market capitalization, the fund benefited from its overweight to companies with smaller market caps (stocks less than $5 billion in market cap). During the period, the fund’s overall smaller market cap was mostly a result of its use of Schwab Equity Ratings, as the ratings generally favored smaller firms for much of the period. However, stock selection among smaller firms detracted from performance. Selection among large-company stocks generally benefited the fund. From a valuation perspective, the fund was well allocated, as it typically owned more of the lower-valued types of stocks that performed well in the benchmark. However, some of the specific low-valued firms chosen underperformed, pulling the fund’s return below the benchmark.

In terms of specific stock selection, the fund’s overweights to Raytheon Co., Lockheed Martin Corp., Valero Energy Corp. and Cephalon, Inc. generated negative returns during the period. However, avoiding Citigroup, Inc. and General Electric Co. benefited the fund, as the share prices of these firms declined significantly during the period. Overweights to IBM and Hewlett-Packard Co. also helped performance relative to the benchmark.

As of 10/31/09:

 Statistics

Number of Holdings	179
Weighted Average Market

Cap ($ x 1,000,000)	$64,099

Price/Earnings Ratio (P/E)	32.5

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate[1]	41%

 Sector Weightings % of Investments

Information Technology	19.1%

Financials	15.6%

Health Care	13.4%

Energy	12.4%

Consumer Staples	11.9%

Industrials	8.7%

Consumer Discretionary	7.1%

Utilities	3.0%

Telecommunication Services	2.8%

Materials	2.6%

Other	3.4%

Total	100.0%

 Top Holdings % Net Assets2

International Business Machines

Corp.	4.0%

Hewlett-Packard Co.	3.9%

JPMorgan Chase & Co.	3.5%

Pfizer, Inc.	2.3%

The Procter & Gamble Co.	2.2%

Occidental Petroleum Corp.	2.0%

Anadarko Petroleum Corp.	1.9%

Wal-Mart Stores, Inc.	1.8%

Exxon Mobil Corp.	1.8%

Apple, Inc.	1.7%

Total	25.1%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund (see financial note 11).

[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Active Equity Funds

 Schwab Core Equity Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Core Equity Fundtm (7/1/96)	8.11%	2.02%	-0.26%
Benchmark: S&P 500®Index	9.80%	0.33%	-0.95%
Fund Category: Morningstar Large-Cap Blend	11.75%	0.45%	-0.10%

Fund Expense Ratios3: Net 0.75%; Gross 0.76%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

Schwab Active Equity Funds 9

Schwab Dividend Equity Fundtm

The Schwab Dividend Equity Fund returned 5.62% for the period, underperforming the benchmark S&P 500 Index, which returned 9.80%. The fund uses Schwab Equity Ratings to aid its stock selection. The fund utilizes a dividend focus in stock selection, and during certain periods, the focus on dividend-paying stocks may result in differences between the fund and the benchmark. For more information on the fund’s objective and strategy, please see the fund’s prospectus.

As part of its strategy to provide dividends to investors, the fund was overweight to higher-dividend paying stocks and underweight to zero- and lower-dividend paying stocks relative to the benchmark. During the period, the pattern of returns for dividend-paying stocks within the benchmark was generally opposite the fund’s allocations. That is, benchmark stocks with zero dividends were significant outperformers, while stocks with the highest dividends actually lost value during the period. This pattern of returns was a significant element in the fund’s overall underperformance versus the benchmark during the period. Fortunately, stock selection among the highest dividend-paying stocks was positive and added some value. As of October 31, 2009, the fund’s dividend yield was 2.82% versus 2.10% for the benchmark.

Among sectors, the fund lost the most value versus the benchmark in the Information Technology sector, the strongest performing sector in the benchmark. The fund’s stocks in this group underperformed their benchmark counterparts, which gained over 31% during the quarter. The fund also lost value in this sector due to its underweight; typically, Information Technology stocks pay lower dividends than stocks in some other sectors, so the fund’s dividend focus tends to underweight this area. This one sector accounted for a majority of the fund’s underperformance from a sector view. Further selection losses came in the Financials, Consumer Discretionary, Consumer Staples, and Health Care sectors. The fund added value from its selections in the Materials and Telecommunication Services sectors and an overweight to Utilities, but not enough to offset the lag in Information Technology.

In terms of market capitalization, the fund benefited from its overweight to companies with smaller market caps (stocks less than $5 billion in market cap) and its underweight to larger firms. During the period, the fund’s overall smaller market cap was mostly a result of its use of Schwab Equity Ratings, as the ratings generally favored smaller firms for much of the period. However, stock selection among smaller firms detracted from performance. Selection among large-company stocks generally benefited the fund. From a valuation perspective, the fund was well allocated, as it typically owned more of the lower-valued types of stocks that performed well in the benchmark. However, some of the specific low-valued firms chosen underperformed, pulling the fund’s return below the benchmark.

In terms of overall stock selection, avoiding Apple Computer, Inc. and Google, Inc. detracted from performance relative to the benchmark, as did underweights to Bank of America Corp. and SunTrust Banks, Inc. Overweighting D.R. Horton, Inc. and Occidental Petroleum Corp. added value versus the benchmark, as did avoiding Citigroup, Inc. and significantly underweighting General Electric Co.

As of 10/31/09:

 Statistics

Number of Holdings	132
Weighted Average Market

Cap ($ x 1,000,000)	$53,742

Price/Earnings Ratio (P/E)	33.9

Price/Book Ratio (P/B)	1.9

Portfolio Turnover Rate	39%

 Sector Weightings % of Investments

Information Technology	14.9%

Financials	14.2%

Health Care	13.5%

Energy	13.3%

Consumer Staples	12.5%

Industrials	9.8%

Consumer Discretionary	8.9%

Utilities	5.3%

Telecommunication Services	3.3%

Materials	2.8%

Other	1.5%

Total	100.0%

 Top Holdings % Net Assets1

JPMorgan Chase & Co.	2.5%
International Business Machines

Corp.	2.5%

Occidental Petroleum Corp.	2.5%

Hewlett-Packard Co.	2.1%

Johnson & Johnson	1.8%

McDonald’s Corp.	1.7%

Intel Corp.	1.7%

Abbott Laboratories	1.7%

Anadarko Petroleum Corp.	1.6%

Reynolds American, Inc.	1.6%

Total	19.7%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Active Equity Funds

 Schwab Dividend Equity Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

September 2, 2003 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,5

 Average Annual Total Returns1,2,5

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Dividend Equity Fundtm (9/2/03)	5.62%	1.31%	4.66%
Benchmark: S&P 500®Index	9.80%	0.33%	2.47%
Fund Category: Morningstar Large-Cap Value	9.53%	0.14%	2.74%

Fund Expense Ratios3: Net 0.89%; Gross 0.90%

 Style Assessment4

 Yields1

30-Day SEC Yield	1.84%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[5]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Active Equity Funds 11

Schwab Large-Cap Growth Fundtm

The Schwab Large-Cap Growth Fund returned 11.36% during the period, underperforming the benchmark Russell 1000 Growth Index, which returned 17.51%. The fund uses Schwab Equity Ratings (SER) to aid its stock selection. During the period, the growth stock performance was tempered by SER’s valuation and fundamental factors, resulting in fund underperformance due to stock selection within the growth area. For more information on the fund’s objective and strategy, please see the fund’s prospectus.

Among sectors, the fund struggled with its stock selections in several sectors. The biggest losses were sustained in the Consumer Staples sector, but the Consumer Discretionary, Health Care, and Industrials sectors also detracted. Underweighting the Materials sector also reduced the fund’s return versus the benchmark, as this group benefited from investors’ expectations for economic recovery. Good selections among Materials sector stocks and an underweight to Consumer Staples helped the fund but not enough to overcome the negatives.

From a valuation perspective, the fund’s stock selections were a cause of the fund’s underperformance relative to the benchmark. Generally, the fund was well allocated across the various valuation groups; with some exceptions, lower-valued stocks tended to be the stronger performers in the benchmark during the period, and the fund’s allocations across these groups provided some benefit. However, stock selection across these groups was mostly negative. As mentioned above, the fund’s use of Schwab Equity Ratings, which emphasizes factors such as strong fundamentals and attractive valuations, led to investment in stocks that were not favored by investors during the period.

In terms of overall stock selection, overweighting Cephalon, Inc., General Mills, Inc., Lockheed Martin Corp. and Apollo Group, Inc. detracted from performance relative to the benchmark. Some positive performance contributions were generated by overweighting BMC Software, Inc., and underweighting Monsanto Co., Abbott Laboratories, and Johnson & Johnson.

As of 10/31/09:

 Statistics

Number of Holdings	118
Weighted Average Market

Cap ($ x 1,000,000)	$59,352

Price/Earnings Ratio (P/E)	22.4

Price/Book Ratio (P/B)	2.9

Portfolio Turnover Rate	63%

 Sector Weightings % of Investments

Information Technology	32.4%

Health Care	16.0%

Consumer Staples	14.4%

Consumer Discretionary	10.7%

Industrials	9.3%

Energy	6.2%

Financials	6.0%

Materials	3.4%

Utilities	0.5%

Telecommunication Services	0.1%

Other	1.0%

Total	100.0%

 Top Holdings % Net Assets1

Hewlett-Packard Co.	5.1%
International Business Machines

Corp.	5.0%

Wal-Mart Stores, Inc.	2.9%

Accenture plc, Class A	2.9%

McDonald’s Corp.	2.9%

Express Scripts, Inc.	2.8%

Occidental Petroleum Corp.	2.6%

Microsoft Corp.	2.5%

Amgen, Inc.	2.2%

Kimberly-Clark Corp.	2.0%

Total	30.9%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Active Equity Funds

 Schwab Large-Cap Growth Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 3, 2005 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,5

 Average Annual Total Returns1,2,5

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Large-Cap Growth Fundtm (10/3/05)	11.36%	-5.97%	-1.96%
Benchmark: Russell 1000 Growth Index	17.51%	-4.05%	-0.75%
Fund Category: Morningstar Large-Cap Growth	15.34%	-4.95%	-1.73%

Fund Expense Ratios3: Net 0.99%; Gross 1.02%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[5]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Active Equity Funds 13

Schwab Small-Cap Equity Fundtm

The Schwab Small-Cap Equity Fund returned 5.65% during the period, underperforming the benchmark Russell 2000 Index, which returned 6.46%. The fund uses Schwab Equity Ratings to aid its stock selection. For more information on the fund’s objective and strategy, please see the fund’s prospectus.

During the period, on July 1, 2009, the fund changed its benchmark from the S&P Small-Cap 600 Index to the Russell 2000 Index. From October 31, 2008 through June 30, 2009, the fund returned -4.31% and its original benchmark, the S&P SmallCap 600 Index, returned -5.66%. From July 1, 2009 through October 31, 2009, the fund returned 10.40% and its new benchmark, the Russell 2000 Index, returned 11.18%. The following commentary focuses on the fund’s returns versus its new benchmark, the Russell 2000 Index.

A portion of the fund’s underperformance was attributable to the fund’s slightly larger market cap relative to the Russell 2000 Index, where companies with smaller market caps generally performed better. The fund was significantly overweight to firms larger than $1.5 billion in market cap, and these allocations were the most costly to returns. An underweight to firms below $300 million in market cap also detracted from the fund’s performance. However, good stock selection among these market capitalization groups, especially among stocks between $1.5 billion and $3 billion in market cap, mitigated the losses. It is important to note that much of the difference in market cap between the fund and the Russell 2000 Index was due to the change in benchmark, as the S&P SmallCap 600 Index has a larger overall market cap than the Russell 2000 Index.

Among sectors, results were quite different from the market cap view, as the fund’s allocations among sectors added value while its stock selections detracted. The fund’s stock selections were particularly weak in the Consumer Discretionary, Health Care and Materials sectors. Better selection results were generated in the Industrials and Financials sectors. Also, the fund gained some value by overweighting Consumer Discretionary and underweighting Financials stocks, but not enough to overcome the overall weak results from selection.

From a valuation perspective, the fund gained value from overweighting stocks with low valuations, as these were the strongest performing valuation group in the Russell 2000 Index. However, its selections among these lower-valued firms detracted from its performance relative to the benchmark. The fund’s selections among more highly-valued firms were positive, however.

In terms of specific stock selection versus the Russell 2000 Index, the fund’s overweights to SVB Financial Group, W&T Offshore, Inc., and Conmed Corp. were the major detractors. Overweights to some solidly positive performing stocks like Emcor Group, Inc., Veeco Instruments, Inc., and Sybase, Inc. helped offset the detractors.

As of 10/31/09:

 Statistics

Number of Holdings	321
Weighted Average Market

Cap ($ x 1,000,000)	$930

Price/Earnings Ratio (P/E)	-12.6

Price/Book Ratio (P/B)	1.4

Portfolio Turnover Rate	85%

 Sector Weightings % of Investments

Financials	17.2%

Information Technology	16.9%

Industrials	15.8%

Health Care	14.5%

Consumer Discretionary	11.7%

Consumer Staples	5.4%

Energy	4.6%

Materials	3.6%

Utilities	3.3%

Telecommunication Services	1.4%

Other	5.6%

Total	100.0%

 Top Holdings % Net Assets1

Platinum Underwriters Holdings Ltd.	0.8%

Rock-Tenn Co., Class A	0.7%

EMCOR Group, Inc.	0.7%

Veeco Instruments, Inc.	0.7%

Steven Madden Ltd.	0.7%

Carter’s, Inc.	0.6%
Nu Skin Enterprises, Inc.,

Class A	0.6%
Medicis Pharmaceutical Corp.,

Class A	0.6%

UMB Financial Corp.	0.6%

The Warnaco Group, Inc.	0.6%

Total	6.6%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

Small company stocks are subject to greater volatility than other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Active Equity Funds

 Schwab Small-Cap Equity Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

July 1, 2003 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,5

 Average Annual Total Returns1,2,5

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Small-Cap Equity Fundtm (7/1/03)	5.65%	-0.73%	5.32%
Benchmark: S&P Small-Cap 600 Index*	5.56%	1.26%	6.00%
Benchmark: Russell 2000® Index**	6.46%	0.59%	4.98%
Fund Category: Morningstar Small-Cap Blend	11.42%	0.44%	4.84%

Fund Expense Ratio3: 1.12%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	This index was used as the fund’s benchmark until June 30, 2009.

**	Effective July 1, 2009, the fund uses the Russell 2000 Index as its benchmark index. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[5]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Active Equity Funds 15

Schwab Hedged Equity Fundtm

The Schwab Hedged Equity Fund returned 7.28% for the period, underperforming the benchmark S&P 500 Index, which returned 9.80%. The fund’s principal investment objective is long-term capital appreciation over market cycles with lower volatility than the broad equity market. The fund pursues a long/short strategy using Schwab Equity Ratings. The fund typically takes 100% long positions in higher-rated securities that are expected to outperform the market, and 20% to 60% short positions in lower-rated securities that are expected to underperform the market. In addition to Schwab Equity Ratings, a number of other essential factors also constitute the basis for portfolio construction and optimization. For more information on the fund’s objective and strategy, please see the fund’s prospectus.

During the period, the fund generally achieved its objective of long-term capital appreciation with lower volatility, but its total return was reduced by the short positions. Using beta, a standard measure of volatility, during the period the fund generated a beta of 0.49 versus a beta of 1.00 for the S&P 500 Index, thus providing about one-half the volatility of the market. The use of short positions was critical to this lower volatility, but the contribution of short positions to the fund’s return was negative during the period. The long positions, however, outperformed the S&P 500 Index, helping the fund to meet its overall objective.

Among sector allocations, the fund lost the most value by underweighting the Consumer Discretionary, Information Technology and Materials sectors, the benchmark’s strongest performing sectors during the period. The fund also experienced losses due to the strongly positive return of its short positions in several sectors, notably in the Consumer Discretionary, Materials, Health Care and Financials sectors. Note that the fund gains from its short positions when the shorts go down in value, not up. These losses were somewhat balanced by good long-side stock selections in Energy, Industrials and Consumer Staples, as well as some negative returns of the fund’s short positions in Energy and Industrials.

Historically, the fund’s long- and short-side positions have tended to be in firms of smaller market capitalization than those in the benchmark, and that was true during the period. The effect on performance of this smaller-firm tilt was pronounced during this period, because smaller firms were the strongest performers in the benchmark. The fund had most of its short positions in firms below $5 billion in market cap, and these positions were a significant contributor to the fund’s overall underperformance versus the benchmark. Additional losses in these smaller firms came from the long-side holdings, which significantly underperformed the benchmark’s stocks. These losses were reduced quite a bit by the fund’s overweight to this market capitalization group. Conversely, the fund’s underweight to the very largest firms, those above $100 billion in market cap, helped its return versus the benchmark.

In terms of stock selection, long-side positions that detracted the most from performance relative to the benchmark were overweights to SunTrust Banks, Inc. and W&T Offshore, Inc.; avoiding Apple, Inc. also detracted from performance. Major short-side detractors were Fidelity National Financial and Auxilium Pharmaceuticals. Positive stock contributions came from long positions in BMC Software, Inc., 3Com Corp. and Gap, Inc. Short positions in Spirit Aerosystems Holdings and Psychiatric Solutions also provided some upside performance.

As of 10/31/09:

 Statistics

Number of Holdings

Long Holdings	169

Short Positions	99
Weighted Average Market
  Cap ($ x 1,000,000)

Long Holdings	$19,333

Short Positions	$11,576
Price/Earnings Ratio (P/E)

Long Holdings	136.6

Short Positions	(18.6)
Price/Book Ratio (P/B)

Long Holdings	1.7

Short Positions	2.3

Portfolio Turnover Rate	169%
Portfolio Turnover Rate

excluding short sales	90%

 Top Long Holdings % of Net Assets1

Anadarko Petroleum Corp.	2.4%

World Fuel Services Corp.	2.4%

Sybase, Inc.	2.4%

The Gap, Inc.	2.3%

Discover Financial Services	2.2%

Total	11.7%

 Top Short Holdings % of Net Assets1

The Boeing Co.	0.8%

Legg Mason, Inc.	0.8%

EQT Corp.	0.8%

Alcoa, Inc.	0.7%

Staples, Inc.	0.7%

Total	3.8%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Active Equity Funds

 Schwab Hedged Equity Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

September 3, 2002 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Hedged Equity Fundtm (9/3/02)	7.28%	2.38%	5.46%
Benchmark: S&P 500® Index	9.80%	0.33%	3.76%
Fund Category: Morningstar Long-Short	6.06%	2.23%	1.06%

Fund Expense Ratios3: Net 1.72%; Gross 1.74%

The Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Includes dividend expense on securities sold short. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Active Equity Funds 17

Schwab Financial Services Fundtm

The Schwab Financial Services Fund returned -1.10% during the period, outperforming the benchmark S&P 1500 SuperComposite Financials Sector Index, which returned -7.04%. The fund uses Schwab Equity Ratings to aid its stock selection. For more information on the fund’s objective and strategy, please see the fund’s prospectus.

Relative to the benchmark, outperformance was attributable to sub-industry allocation within the financial services industry, as the use of Schwab Equity Ratings pushed the fund’s allocations into generally favorable areas. The fund was underweight in poorly performing industry groups and overweight in better performing industry groups. In particular, an underweight to the poorly performing Diversified Financial Services sub-industry and an overweight to Asset Management & Custody Banks helped returns. The major detractor in this area was an overweight to the poorly performing Regional Banks sub-industry.

From a valuation perspective, benchmark stocks with high valuations performed very poorly, especially those with very high Price/Earnings (P/E) ratios and those with negative P/E ratios (stocks which have lost money over the 12-month period). The fund gained from its allocations relative to these poorly performing valuation groups, as it was solidly overweight to the stronger performing low-valued firms, those with the lowest P/E ratios.

From a market cap perspective the fund benefited from underweights to poorly performing large-cap stocks, which underperformed small-cap stocks during the reporting period. In fact, benchmark stocks between $100 and $150 billion in market were down more than 60% during the period, and the fund’s average weight of about one-half the benchmark’s weight in these stocks added to return. An overweight to firms below $5 billion in market cap was also helpful.

When looking at stock selection, the fund gained from many of its positions. Notable positive contributions relative to the benchmark came from overweighting Ameriprise Financial, Inc. and Northern Trust Corp. and underweighting Citigroup, Inc. and Bank of America Corp. Overweights to SunTrust Banks, Inc., Morgan Stanley and Popular Inc. were the major detractors from a specific stock perspective versus the benchmark.

As of 10/31/09:

 Statistics

Number of Holdings	84
Weighted Average Market

Cap ($ x 1,000,000)	$36,287

Price/Earnings Ratio (P/E)	-28.7

Price/Book Ratio (P/B)	1.0

Portfolio Turnover	47%

 Industry Weightings % of Investments

Diversified Financials	46.7%

Insurance	20.9%

Banks	14.6%

Real Estate	9.3%

Software & Services	5.9%
Commercial & Professional

Services	1.2%

Short-Term Investment	1.4%

Total	100.0%

 Top Holdings % Net Assets1

JPMorgan Chase & Co.	6.5%

The Goldman Sachs Group, Inc.	6.1%

Bank of America Corp.	5.2%

Morgan Stanley	4.9%

The Travelers Cos., Inc.	4.0%

Discover Financial Services	3.7%

Prudential Financial, Inc.	2.9%

Unum Group	2.7%

BlackRock, Inc.	2.6%

Western Union Co.	2.6%

Total	41.2%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

18 Schwab Active Equity Funds

 Schwab Financial Services Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

July 3, 2000 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Financial Services Fundtm (7/3/00)	-1.10%	-4.32%	1.38%
Benchmark: S&P 1500 SuperComposite Financials Sector Index	-7.04%	-10.01%	-2.12%
Fund Category: Morningstar Financial Services	6.55%	-5.77%	2.22%

Fund Expense Ratios3: Net 0.94%; Gross 1.00%

Since the Financial Services Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 19

Schwab Health Care Fundtm

The Schwab Health Care Fund returned 7.65% for the period, underperforming the benchmark Dow Jones World Health Care Index, which returned 10.75%. The fund uses Schwab Equity Ratings to aid its U.S. stock selection, and uses Schwab’s proprietary international stock research to aid its international stock selection. The fund’s use of Schwab Equity Ratings, which emphasizes factors such as strong fundamentals and attractive valuations, led the fund to invest in stocks that were not favored by investors during the period. For more information on the fund’s objective and strategy, please see the fund’s prospectus.

In April 2009, the fund expanded the universe of stocks available for investment by adopting as part of its strategy the ability to invest up to 25% of its net assets directly in the stocks of publicly traded companies located in countries other than the United States.

During the period, on July 1, 2009, the fund changed its benchmark from the S&P 1500 SuperComposite Health Care Sector Index to the Dow Jones World Health Care Index. From October 31, 2008 through June 30, 2009, the fund returned -0.38% and its original benchmark, the S&P 1500 SuperComposite Health Care Sector Index, returned 0.10%. From July 1, 2009 through October 31, 2009, the fund returned 8.06% and its new benchmark, the Dow Jones World Health Care Index, returned 10.61%. It is important to note that during the period non-U.S. stocks generally outperformed U.S. stocks. The following commentary focuses on the fund’s returns versus its new benchmark, the Dow Jones World Health Care Index.

Among country weights, the fund was significantly underweight to Switzerland, which is home to several large pharmaceutical firms; this underweight was one of the largest contributors to underperformance versus the new benchmark during the period. Underweights to firms in the Eurozone, Japan and Australia also reduced the fund’s returns versus the new benchmark.

From an industry perspective, the fund managed to add a small amount of value from its industry allocations. Outside the U.S., the fund was generally underweight to Pharmaceuticals, Biotechnology and Health Care Equipment & Services firms, all of which helped its return. The fund also gained from overweighting the Health Care Equipment & Services firms in the U.S., as these firms generally performed well during the period.

In terms of specific stock selection, the largest detractors relative to the benchmark were an overweight to Cephalon, Inc. and underweights to Medtronic, Inc. and Wyeth. Overweights to McKesson HBOC, Inc., Express Scripts, Inc., and Cigna Corp. all produced positive returns versus the new benchmark.

As of 10/31/09:

 Statistics

Number of Holdings	133
Weighted Average Market

Cap ($ x 1,000,000)	$43,927

Price/Earnings Ratio (P/E)	17.3

Price/Book Ratio (P/B)	2.2

Portfolio Turnover	36%

 Industry Weightings % of Investments

Pharmaceuticals, Biotechnology

& Life Sciences	62.8%

Healthcare - Services	33.0%

Materials	0.8%

Diversified Financials	0.5%

Capital Goods	0.4%

Other	2.5%

Total	100.0%

 Top Holdings % Net Assets1

Pfizer, Inc.	5.5%

Johnson & Johnson	5.5%

Amgen, Inc.	4.7%

Merck & Co., Inc.	4.1%

Abbott Laboratories	3.5%

Baxter International, Inc.	2.8%

Bristol-Myers Squibb Co.	2.8%

Express Scripts, Inc.	2.4%

Roche Holding AG	2.4%

McKesson Corp.	2.4%

Total	36.1%

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

20 Schwab Active Equity Funds

 Schwab Health Care Fundtm

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

July 3, 2000 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Health Care Fundtm (7/3/00)	7.65%	4.99%	3.71%
Benchmark: S&P 1500 SuperComposite Health Care Sector Index*	7.40%	2.07%	0.02%
Benchmark: Dow Jones World Health Care Index**	10.75%	3.92%	1.05%
Fund Category: Morningstar Health Care	8.72%	3.10%	0.78%

Fund Expense Ratios3: Net 0.82%; Gross 0.84%

Since the Health Care Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	This index was used as the fund’s benchmark until June 30, 2009.

**	Effective July 1, 2009, the fund uses the Dow Jones World Health Care Index as its benchmark index. The fund selected this index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 21

Schwab® International Core Equity Fund

The Schwab International Core Equity Fund returned 25.98% for the period underperforming the benchmark MSCI EAFE Index, which returned 28.41%.

Relative to the benchmark, stock selection in Energy, Consumer Discretionary and Information Technology sectors added value during the period. Underweighting the relatively weaker performing Utilities sector also helped the fund’s return versus the benchmark. Stock selection in Consumer Staples and Materials detracted from returns, as did an underweight to the Financials sector, a relatively strong group in the benchmark.

From a market capitalization perspective, the fund’s overweight to firms with market caps below $10 billion contributed to its returns, but its stock selections in many of these smaller firms detracted from performance. However, the fund benefitted from its investments in larger firms, especially those above $100 billion in market cap. From a regional perspective, stock selection in Europe was a notable contributor to return, while selection in Asia was the most significant detractor.

Most of the fund’s underperformance relative to its benchmark occurred due to fair valuation of the fund’s holdings on the last trading day of the current and prior period.**

As of 10/31/09:
 Country Weightings % of Investments

Japan	22.2%

United Kingdom	20.1%

France	9.6%

Australia	9.4%

Germany	6.6%

Spain	5.9%

Switzerland	5.5%

Hong Kong	4.3%

Other Countries	16.4%

Total	100.0%

 Statistics

Number of Holdings	188
Weighted Average Market

Cap ($ x 1,000,000)	$38,736

Price/Earnings Ratio (P/E)	14.4

Price/Book Ratio (P/B)	1.5

Portfolio Turnover Rate	94%

 Sector Weightings % of Investments

Financials	24.2%

Industrials	13.4%

Materials	10.5%

Health Care	10.1%

Consumer Discretionary	9.9%

Consumer Staples	8.7%

Energy	7.8%

Utilities	4.5%

Information Technology	4.5%

Telecommunication Services	4.5%

Other	1.9%

Total	100.0%

 Top Holdings % Net Assets1

Telefonica S.A.	2.0%

HSBC Holding plc	2.0%

BP plc	1.9%

Sanofi-Aventis	1.6%

GlaxoSmithKline plc	1.6%

Royal Dutch Shell plc, B Share	1.6%

Nestle S.A. - Reg’d	1.4%

Banco Santander S.A.	1.4%

Novartis AG - Reg’d	1.2%

BHP Billiton Ltd.	1.2%

Total	15.9%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

**The fund has adopted procedures to fair value international securities while the indexes under discussion have not. By fair valuing securities whose prices may have been affected by events occurring after the close of trading in their respective international markets, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. It is conducted every day, but the daily changes are not always significant enough to affect fund performance. Please see financial note 2 in this report for more information.

[1]	This list is not a recommendation of any security by the investment adviser.

22 Schwab Active Equity Funds

 Schwab® International Core Equity Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

May 30, 2008 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,5

 Total Returns1,2,5

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab® International Core Equity Fund (5/30/08)	25.98%	-19.25%
Benchmark: MSCI EAFE Index®(Gross)*	28.41%	-18.04%
Fund Category: Morningstar Foreign Large-Cap Blend	24.99%	-20.48%

Fund Expense Ratios3: Net 0.86%; Gross 1.47%

 Style Assessment4

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Gross) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Source for category information: Morningstar, Inc.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[5]	On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

Schwab Active Equity Funds 23

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning May 1, 2009 and held through October 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/09	at 10/31/09	5/1/09–10/31/09

Schwab Premier Equity Fund®*
Actual Return	1.02%	$1,000	$1,163.70	$5.56
Hypothetical 5% Return	1.02%	$1,000	$1,020.06	$5.19

Schwab Core Equity Fundtm
Actual Return	0.75%	$1,000	$1,181.40	$4.12
Hypothetical 5% Return	0.75%	$1,000	$1,021.42	$3.82

Schwab Dividend Equity Fundtm*
Actual Return	0.89%	$1,000	$1,187.20	$4.91
Hypothetical 5% Return	0.89%	$1,000	$1,020.72	$4.53

Schwab Large-Cap Growth Fundtm*
Actual Return	0.99%	$1,000	$1,180.30	$5.44
Hypothetical 5% Return	0.99%	$1,000	$1,020.21	$5.04

Schwab Small-Cap Equity Fundtm*
Actual Return	1.12%	$1,000	$1,146.10	$6.06
Hypothetical 5% Return	1.12%	$1,000	$1,019.56	$5.70

Schwab Hedged Equity Fundtm*
Actual Return	1.88%	$1,000	$1,119.00	$10.04
Hypothetical 5% Return	1.88%	$1,000	$1,015.73	$9.55

Schwab Financial Services Fundtm
Actual Return	0.91%	$1,000	$1,219.80	$5.09
Hypothetical 5% Return	0.91%	$1,000	$1,020.62	$4.63

Schwab Health Care Fundtm
Actual Return	0.82%	$1,000	$1,185.70	$4.52
Hypothetical 5% Return	0.82%	$1,000	$1,021.07	$4.18

Schwab® International Core Equity Fund*
Actual Return	0.87%	$1,000	$1,315.80	$5.08
Hypothetical 5% Return	0.87%	$1,000	$1,020.82	$4.43

*	Effective May 5, 2009, the net operating expense limitation was reduced. See financial note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

24 Schwab Active Equity Funds

Schwab Premier Equity Fund®

Financial Statements

Financial Highlights

	11/1/08[1]–	11/1/07–	11/1/06–	11/1/05 –	3/21/05[2] –
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.05	14.01	12.51	10.71	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.06	0.04	0.02	0.03
Net realized and unrealized gains (losses)	0.43	(5.11)	1.48	1.83	0.68

Total from investment operations	0.47	(5.05)	1.52	1.85	0.71
Less distributions:
Distributions from net investment income	(0.06)	(0.05)	(0.02)	(0.05)	—
Distributions from net realized gains	—	(0.86)	—	—	—

Total distributions	(0.06)	(0.91)	(0.02)	(0.05)	—

Net asset value at end of period	8.46	8.05	14.01	12.51	10.71

Total return (%)	6.01	(38.32)	12.20	17.28	7.10	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.04 [4]	1.02	1.01	1.02	0.68	[5]
Gross operating expenses	1.04	1.02	1.01	1.03	1.08	[5]
Net investment income (loss)	0.54	0.50	0.32	0.17	0.63	[5]
Portfolio turnover rate	98	92	72	73	33	[3]
Net assets, end of period ($ x 1,000,000)	365	441	983	857	481

1 Effective September 28, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Commencement of operations.
3 Not annualized.
4 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended October 31, 2009 is a blended rate. Please see financial note 4 for more information.
5 Annualized.

See financial notes 25

 Schwab Premier Equity Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

99.2%		Common Stock	336,502	362,368
0.9%		Other Investment Company	3,072	3,072
	—%	Short-Term Investment	125	125

100.1%		Total Investments	339,699	365,565
(0	.1)%	Other Assets and Liabilities, Net		(409)

100.0%		Total Net Assets		365,156

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 99.2% of net assets

Banks 2.9%
First Horizon National Corp. *	288,940	3,418
Huntington Bancshares, Inc.	750,000	2,857
UMB Financial Corp.	110,000	4,375

		10,650

Capital Goods 6.5%
Cubic Corp.	60,000	2,083
DynCorp International, Inc., Class A *	200,000	3,400
EMCOR Group, Inc. *	170,000	4,015
EnerSys *	170,000	3,757
General Electric Co.	250,000	3,565
Tyco International Ltd.	100,000	3,355
URS Corp. *	95,000	3,692

		23,867

Commercial & Professional Supplies 1.1%
R.R. Donnelley & Sons Co.	200,000	4,016

Consumer Durables & Apparel 1.4%
Carter’s, Inc. *	150,000	3,540
Jarden Corp.	55,000	1,506

		5,046

Consumer Services 1.2%
Panera Bread Co., Class A *	75,000	4,499

Diversified Financials 8.9%
Bank of America Corp.	250,000	3,645
BlackRock, Inc.	20,000	4,330
Discover Financial Services	275,000	3,889
Interactive Brokers Group, Inc., Class A *	200,000	3,202
JPMorgan Chase & Co.	100,000	4,177
Lazard Ltd., Class A	75,000	2,831
TD Ameritrade Holding Corp. *	225,000	4,342
The Goldman Sachs Group, Inc.	24,000	4,084
UBS AG - Reg’d *	125,000	2,074

		32,574

Energy 11.8%
Anadarko Petroleum Corp.	67,500	4,113
ConocoPhillips	75,000	3,764
El Paso Corp.	435,000	4,267
EOG Resources, Inc.	50,000	4,083
Murphy Oil Corp.	75,000	4,585
Nabors Industries Ltd. *	200,000	4,166
National-Oilwell Varco, Inc. *	90,000	3,689
Occidental Petroleum Corp.	52,500	3,984
The Williams Cos., Inc.	235,000	4,430
World Fuel Services Corp.	65,000	3,305
XTO Energy, Inc.	65,000	2,701

		43,087

Food & Staples Retailing 2.9%
Wal-Mart Stores, Inc.	85,000	4,223
Whole Foods Market, Inc. *	110,000	3,527
Winn-Dixie Stores, Inc. *	250,000	2,772

		10,522

Food, Beverage & Tobacco 7.1%
Archer-Daniels-Midland Co.	150,000	4,518
Coca-Cola Enterprises, Inc.	215,000	4,100
ConAgra Foods, Inc.	200,000	4,200
Constellation Brands, Inc., Class A *	125,000	1,978
Del Monte Foods Co.	300,000	3,240
Kraft Foods, Inc., Class A	170,000	4,678
Reynolds American, Inc.	65,000	3,151

		25,865

Health Care Equipment & Services 5.5%
Express Scripts, Inc. *	45,000	3,596
Hospira, Inc. *	95,000	4,241
McKesson Corp.	75,000	4,405
Omnicare, Inc.	135,000	2,925
Quest Diagnostics, Inc.	85,000	4,754

		19,921

Household & Personal Products 1.6%
Kimberly-Clark Corp.	77,500	4,740
Nu Skin Enterprises, Inc., Class A	50,000	1,138

		5,878

Insurance 3.9%
Aflac, Inc.	50,000	2,074
Prudential Financial, Inc.	85,000	3,845

26 See financial notes

 Schwab Premier Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)
The Travelers Cos., Inc.	90,000	4,481
Unum Group	200,000	3,990

		14,390

Materials 2.8%
International Paper Co.	125,000	2,789
MeadWestvaco Corp.	175,000	3,995
Owens-Illinois, Inc. *	110,000	3,507

		10,291

Media 2.2%
Comcast Corp., Class A	250,000	3,625
Time Warner, Inc.	150,000	4,518

		8,143

Pharmaceuticals, Biotechnology & Life Sciences 8.4%
Amgen, Inc. *	75,000	4,030
Biogen Idec, Inc. *	70,000	2,949
Forest Laboratories, Inc. *	150,000	4,151
Johnson & Johnson	65,000	3,838
King Pharmaceuticals, Inc. *	400,000	4,052
Millipore Corp. *	65,000	4,356
Pfizer, Inc.	200,000	3,406
Watson Pharmaceuticals, Inc. *	115,000	3,958

		30,740

Real Estate 0.8%
Corporate Office Properties Trust	85,000	2,821

Retailing 4.5%
Family Dollar Stores, Inc.	150,000	4,245
Macy’s, Inc.	220,000	3,865
The Gap, Inc.	190,000	4,055
The TJX Cos., Inc.	115,000	4,295

		16,460

Semiconductors & Semiconductor Equipment 2.0%
FEI Co. *	162,500	3,869
Skyworks Solutions, Inc. *	315,000	3,286

		7,155

Software & Services 6.2%
Broadridge Financial Solutions, Inc.	125,000	2,601
Computer Sciences Corp. *	85,000	4,310
EarthLink, Inc.	200,000	1,620
SAIC, Inc. *	250,000	4,428
Sybase, Inc. *	110,000	4,352
Synopsys, Inc. *	175,000	3,850
TeleTech Holdings, Inc. *	80,000	1,431

		22,592

Technology Hardware & Equipment 8.8%
Apple, Inc. *	20,000	3,770
Cisco Systems, Inc. *	170,000	3,885
EMC Corp. *	225,000	3,706
Hewlett-Packard Co.	95,000	4,509
Ingram Micro, Inc., Class A *	250,000	4,412
International Business Machines Corp.	36,000	4,342
SYNNEX Corp. *	55,000	1,415
Tech Data Corp. *	75,000	2,882
Tellabs, Inc. *	550,000	3,311

		32,232

Telecommunication Services 2.9%
AT&T, Inc.	135,000	3,465
Telephone & Data Systems, Inc.	115,000	3,406
Verizon Communications, Inc.	125,000	3,699

		10,570

Transportation 2.6%
Con-way, Inc.	110,000	3,629
FedEx Corp.	50,000	3,634
Ryder System, Inc.	50,000	2,028

		9,291

Utilities 3.2%
DTE Energy Co.	125,000	4,622
Northeast Utilities	150,000	3,458
NRG Energy, Inc. *	160,000	3,678

		11,758

Total Common Stock (Cost $336,502)		362,368

Other Investment Company 0.9% of net assets

State Street Institutional Liquid Reserves Fund - Institutional Class	3,071,724	3,072

Total Other Investment Company (Cost $3,072)		3,072

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
U.S. Treasury Bills
0.02%, 12/17/09 (a)	125	125

Total Short-Term Investment (Cost $125)		125

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $340,240 and the unrealized appreciation and depreciation

See financial notes 27

 Schwab Premier Equity Fund

Portfolio Holdings continued

were $45,688 and ($20,363), respectively, with a net unrealized appreciation of $25,325.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at 10/31/09.

Reg’d — Registered

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

S & P 500 Index, e-mini, Long, expires 12/18/09	25	1,291	(63)

28 See financial notes

 Schwab Premier Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $339,699)		$365,565
Receivables:
Investments sold		330
Dividends		265
Fund shares sold		24
Foreign tax reclaims		4
Prepaid expenses	+	6

Total assets		366,194

Liabilities
Payables:
Investment adviser and administrator fees		45
Shareholder services fees to affiliate		5
Fund shares redeemed		892
Due to brokers for futures		36
Accrued expenses	+	60

Total liabilities		1,038

Net Assets
Total assets		366,194
Total liabilities	−	1,038

Net assets		$365,156
Net Assets by Source
Capital received from investors		562,785
Net investment income not yet distributed		1,644
Net realized capital losses		(225,076)
Net unrealized capital gains		25,803

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$365,156		43,186		$8.46

See financial notes 29

 Schwab Premier Equity Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $3)		$8,658
Interest	+	54

Total investment income		8,712

Net Realized Gains and Losses
Net realized losses on investments		(165,113)
Net realized losses on futures contracts	+	(4,551)

Net realized losses		(169,664)

Net Unrealized Gains and Losses
Net unrealized gains on investments		188,623
Net unrealized gains on futures contracts	+	2,605

Net unrealized gains		191,228

Expenses
Investment adviser and administrator fees		4,591
Transfer agent and shareholder services fees:
Investor Shares [1]		442
Select Shares		567
Shareholder reports		64
Registration fees		51
Portfolio accounting fees		46
Professional fees		37
Custodian fees		17
Trustees’ fees		11
Other expenses	+	13

Total expenses		5,839
Expense reduction by adviser and Schwab	−	67

Net expenses		5,772

Increase (Decrease) in Net Assets from Operations
Total investment income		8,712
Net Expenses	−	5,772

Net investment income		2,940
Net realized losses		(169,664)
Net unrealized gains	+	191,228

Increase in net assets from operations		$24,504

[1]	Effective September 28, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

30 See financial notes

 Schwab Premier Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$2,940	$5,310
Net realized losses		(169,664)	(55,087)
Net unrealized gains (losses)	+	191,228	(457,934)

Increase (Decrease) in net assets from operations		24,504	(507,711)

Distributions to Shareholders [1]
Distributions from net investment income
Investor Shares		1,201	1,212
Select Shares	+	3,171	3,379

Total distributions from net investment income		4,372	4,591

Distributions from net realized gains
Investor Shares		—	39,517
Select Shares	+	—	58,845

Total distributions from net realized gains		-	98,362

Total distributions		$4,372	$102,953

Transactions in Fund Shares [1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		538	$3,885	1,998	$23,061
Select Shares	+	28,809	240,889	8,803	96,437

Total Shares Sold		29,347	$244,774	10,801	$119,498

Shares Reinvested
Investor Shares		154	$1,099	3,027	$37,593
Select Shares	+	256	1,818	3,526	43,788

Total Shares Reinvested		410	$2,917	6,553	$81,381

Shares Redeemed
Investor Shares		(33,190)	($274,028)	(19,931)	($223,871)
Select Shares	+	(40,598)	(330,275)	(27,777)	(310,406)

Total Shares Redeemed		(73,788)	($604,303)	(47,708)	($534,277)

Net transactions in fund shares		(44,031)	($356,612)	(30,354)	($333,398)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		87,217	$701,636	117,571	$1,645,698
Total decrease	+	(44,031)	(336,480)	(30,354)	(944,062)

End of period		43,186	$365,156	87,217	$701,636

Net investment income not yet distributed			$1,644		$3,076

[1]	Effective September 28, 2009, all outstanding Investor Shares (20,839 shares valued at $183,648) combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 31

Schwab Core Equity Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	13.43	20.49	18.40	15.81	13.81

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.23	0.16	0.10	0.13
Net realized and unrealized gains (losses)	0.88	(7.06)	2.35	2.58	2.03

Total from investment operations	1.05	(6.83)	2.51	2.68	2.16
Less distributions:
Distributions from net investment income	(0.22)	(0.18)	(0.10)	(0.09)	(0.16)
Distributions from net realized gains	—	(0.05)	(0.32)	—	—

Total distributions	(0.22)	(0.23)	(0.42)	(0.09)	(0.16)

Net asset value at end of period	14.26	13.43	20.49	18.40	15.81

Total return (%)	8.11	(33.71)	13.88	17.02	15.74

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.75	0.75	0.75	0.75	0.75
Gross operating expenses	0.78	0.78	0.78	0.81	0.85
Net investment income (loss)	1.39	1.28	0.91	0.63	0.93
Portfolio turnover rate	41 [1]	35	18	42	48
Net assets, end of period ($ x 1,000,000)	1,770	1,449	2,133	1,125	547

1 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund. (See financial note 11).

32 See financial notes

 Schwab Core Equity Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

96.5%	Common Stock	1,686,138	1,708,535
3.0%	Other Investment Company	52,846	52,846
0.4%	Short-Term Investment	6,890	6,890

99.9%	Total Investments	1,745,874	1,768,271
0.1%	Collateral Invested for Securities on Loan	1,974	1,974
0.0%	Other Assets and Liabilities, Net		(465)

100.0%	Total Net Assets		1,769,780

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 96.5% of net assets

Automobiles & Components 0.2%
Ford Motor Co. *	540,000	3,780

Banks 0.3%
Fifth Third Bancorp	30,327	271
First Horizon National Corp. *	17,723	210
Huntington Bancshares, Inc.	900,000	3,429
SunTrust Banks, Inc.	103,400	1,976

		5,886

Capital Goods 5.4%
Alliant Techsystems, Inc. *	3,550	276
Dover Corp.	10,750	405
Flowserve Corp.	50,000	4,911
Fluor Corp.	245,600	10,910
General Dynamics Corp.	50,110	3,142
Illinois Tool Works, Inc.	13,100	602
ITT Corp.	130,000	6,591
Lockheed Martin Corp.	375,000	25,796
Navistar International Corp. *	60,000	1,988
Northrop Grumman Corp.	220,450	11,051
Owens Corning, Inc. *	75,000	1,658
Raytheon Co.	460,000	20,829
SPX Corp.	7,090	374
United Technologies Corp.	125,000	7,681

		96,214

Commercial & Professional Supplies 1.5%
Avery Dennison Corp.	301,000	10,731
Equifax, Inc.	65,000	1,780
R.R. Donnelley & Sons Co.	715,000	14,357

		26,868

Consumer Durables & Apparel 0.6%
Newell Rubbermaid, Inc.	250,000	3,627
Polo Ralph Lauren Corp.	85,000	6,326

		9,953

Consumer Services 1.0%
Life Time Fitness, Inc. *	10,000	215
McDonald’s Corp.	300,000	17,583

		17,798

Diversified Financials 9.4%
Ameriprise Financial, Inc.	128,000	4,438
Bank of America Corp.	1,935,000	28,212
Bank of New York Mellon Corp.	100,000	2,666
Capital One Financial Corp.	75,000	2,745
Discover Financial Services	672,050	9,503
JPMorgan Chase & Co.	1,463,540	61,132
Knight Capital Group, Inc., Class A *	20,575	347
Lazard Ltd., Class A	150,000	5,662
Morgan Stanley	561,700	18,042
Northern Trust Corp.	58,000	2,914
State Street Corp.	100,000	4,198
The Goldman Sachs Group, Inc.	155,979	26,543

		166,402

Energy 12.4%
Anadarko Petroleum Corp.	539,600	32,878
Apache Corp.	8,681	817
Cameron International Corp. *	10,400	384
ConocoPhillips	445,900	22,375
El Paso Corp.	500,000	4,905
ENSCO International, Inc.	200,000	9,158
EOG Resources, Inc.	155,000	12,657
Exxon Mobil Corp.	433,950	31,101
FMC Technologies, Inc. *	85,000	4,471
Murphy Oil Corp.	151,365	9,254
Nabors Industries Ltd. *	350,000	7,291
National-Oilwell Varco, Inc. *	427,950	17,542
Occidental Petroleum Corp.	464,490	35,246
The Williams Cos., Inc.	1,010,000	19,039
Valero Energy Corp.	700,000	12,670

		219,788

Food & Staples Retailing 2.8%
CVS Caremark Corp.	12,060	426
SUPERVALU, Inc.	130,000	2,063
The Kroger Co.	700,000	16,191
Wal-Mart Stores, Inc.	630,000	31,298

		49,978

Food, Beverage & Tobacco 4.7%
Archer-Daniels-Midland Co.	420,000	12,651

See financial notes 33

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)
Coca-Cola Enterprises, Inc.	345,000	6,579
ConAgra Foods, Inc.	100,000	2,100
Constellation Brands, Inc., Class A *	150,000	2,373
Dean Foods Co. *	15,320	279
General Mills, Inc.	433,950	28,606
H.J. Heinz Co.	8,350	336
Kraft Foods, Inc., Class A	250,000	6,880
Philip Morris International, Inc.	125,000	5,920
Reynolds American, Inc.	93,960	4,555
The Coca-Cola Co.	200,000	10,662
Tyson Foods, Inc., Class A	225,000	2,817

		83,758

Health Care Equipment & Services 4.4%
Baxter International, Inc.	300,000	16,218
Beckman Coulter, Inc.	29,650	1,907
Becton Dickinson & Co.	123,110	8,416
Boston Scientific Corp. *	29,633	241
CIGNA Corp.	326,760	9,097
Community Health Systems, Inc. *	11,880	372
Express Scripts, Inc. *	250,999	20,060
Humana, Inc. *	287,240	10,794
McKesson Corp.	57,150	3,356
Medtronic, Inc.	15,700	561
Omnicare, Inc.	300,000	6,501
Teleflex, Inc.	4,265	212

		77,735

Household & Personal Products 4.3%
Church & Dwight Co., Inc.	150,000	8,532
Kimberly-Clark Corp.	480,000	29,357
The Procter & Gamble Co.	669,389	38,824

		76,713

Insurance 4.3%
American Financial Group, Inc.	79,290	1,951
Aon Corp.	50,000	1,925
Arch Capital Group Ltd. *	8,035	541
MetLife, Inc.	706,820	24,053
PartnerRe Ltd.	3,950	302
Prudential Financial, Inc.	241,090	10,905
The Chubb Corp.	152,660	7,407
The Travelers Cos., Inc.	582,940	29,025

		76,109

Materials 2.6%
AK Steel Holding Corp.	127,270	2,020
Ball Corp.	100,000	4,933
Celanese Corp., Series A	220,000	6,039
Crown Holdings, Inc. *	85,000	2,265
International Paper Co.	627,155	13,992
Owens-Illinois, Inc. *	138,710	4,422
Pactiv Corp. *	18,300	422
Sonoco Products Co.	326,650	8,738
Terra Industries, Inc.	100,000	3,177

		46,008

Media 1.8%
Comcast Corp., Class A	425,000	6,163
Liberty Global, Inc., Series A *	350,000	7,186
Omnicom Group, Inc.	88,050	3,018
Time Warner, Inc.	526,666	15,863

		32,230

Pharmaceuticals, Biotechnology & Life Sciences 9.0%
Abbott Laboratories	170,000	8,597
Amgen, Inc. *	380,000	20,418
Bristol-Myers Squibb Co.	375,000	8,175
Cephalon, Inc. *	245,000	13,372
Eli Lilly & Co.	122,505	4,166
Endo Pharmaceuticals Holdings, Inc. *	86,560	1,939
Forest Laboratories, Inc. *	350,000	9,685
Gilead Sciences, Inc. *	26,420	1,124
Johnson & Johnson	200,000	11,810
Life Technologies Corp. *	271,637	12,813
Merck & Co., Inc. *	317,080	9,807
Millipore Corp. *	35,000	2,345
Pfizer, Inc.	2,382,530	40,575
Thermo Fisher Scientific, Inc. *	85,400	3,843
Varian, Inc. *	9,635	493
Watson Pharmaceuticals, Inc. *	305,000	10,498

		159,660

Real Estate 1.6%
Liberty Property Trust	165,000	4,846
Public Storage, Inc.	225,000	16,560
Rayonier, Inc.	180,000	6,944

		28,350

Retailing 3.6%
Amazon.com, Inc. *	120,000	14,257
Bed Bath & Beyond, Inc. *	6,200	218
Best Buy Co., Inc.	21,715	829
Family Dollar Stores, Inc.	410,000	11,603
J.C. Penney Co., Inc.	50,000	1,657
Macy’s, Inc.	322,401	5,665
Priceline.com, Inc. *	5,046	796
Sears Holdings Corp. (b)*	30,000	2,036
The Gap, Inc.	770,000	16,432
The Home Depot, Inc.	100,000	2,509
The Sherwin-Williams Co.	70,000	3,993
The TJX Cos., Inc.	75,000	2,801

		62,796

Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	629,685	12,033
LSI Corp. *	1,200,000	6,144
Marvell Technology Group Ltd. *	350,000	4,802
ON Semiconductor Corp. *	291,011	1,947
Texas Instruments, Inc.	400,000	9,380

		34,306

34 See financial notes

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Software & Services 5.9%
Accenture plc, Class A	75,000	2,781
Affiliated Computer Services, Inc., Class A *	69,800	3,636
BMC Software, Inc. *	510,640	18,975
Computer Sciences Corp. *	205,000	10,396
Google, Inc., Class A *	11,892	6,376
MasterCard, Inc., Class A	2,353	515
Microsoft Corp.	514,900	14,278
Oracle Corp.	439,800	9,280
SAIC, Inc. *	150,000	2,657
Symantec Corp. *	1,375,900	24,188
Synopsys, Inc. *	506,140	11,135

		104,217

Technology Hardware & Equipment 11.2%
Apple, Inc. *	159,035	29,978
Avnet, Inc. *	11,050	274
Cisco Systems, Inc. *	500,000	11,425
EMC Corp. *	200,000	3,294
Hewlett-Packard Co.	1,470,000	69,766
International Business Machines Corp.	590,000	71,160
NCR Corp. *	126,445	1,283
Western Digital Corp. *	220,000	7,410
Xerox Corp.	549,070	4,129

		198,719

Telecommunication Services 2.8%
AT&T, Inc.	982,420	25,219
CenturyTel, Inc.	248,360	8,062
Qwest Communications International, Inc.	2,119,420	7,609
Sprint Nextel Corp. *	800,000	2,368
Telephone & Data Systems, Inc.	105,290	3,118
Verizon Communications, Inc.	85,000	2,515

		48,891

Transportation 1.7%
CSX Corp.	115,000	4,851
FedEx Corp.	215,000	15,628
Ryder System, Inc.	100,000	4,055
Union Pacific Corp.	99,800	5,503

		30,037

Utilities 3.0%
Exelon Corp.	342,000	16,060
Mirant Corp. *	225,000	3,146
NiSource, Inc.	275,000	3,553
NRG Energy, Inc. *	775,000	17,817
The AES Corp. *	900,000	11,763

		52,339

Total Common Stock (Cost $1,686,138)		1,708,535

Other Investment Company 3.0% of net assets

State Street Institutional Liquid Reserves Fund - Institutional Class	52,846,000	52,846

Total Other Investment Company (Cost $52,846)		52,846

Issuer	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.4% of net assets

U.S. Treasury Obligation 0.4%
U.S. Treasury Bills
0.08%, 12/17/09 (a)	6,891	6,890

Total Short-Term Investment (Cost $6,890)		6,890

End of Investments.

	Number	Value
Security	of Shares	($ x 1,000)

Collateral Invested for Securities on Loan 0.1% of net assets

State Street Navigator Security Lending Prime Portfolio	1,973,625	1,974

Total Collateral Invested for Securities on Loan (Cost $1,974)		1,974

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $1,751,107 and the unrealized appreciation and depreciation were $178,982 and ($161,818), respectively, with a net unrealized appreciation of $17,164.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	All or a portion of this security is on loan.

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

S & P 500 Index, e-mini, Long, expires 12/18/09	1,100	56,815	(1,077)

See financial notes 35

 Schwab Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value including securities on loan of $1,934 (cost $1,745,874)		$1,768,271
Collateral invested for securities on loan		1,974
Receivables:
Fund shares sold		2,281
Dividends		1,915
Income from securities on loan		22
Foreign tax reclaims		20
Interest		14
Prepaid expenses	+	24

Total assets		1,774,521

Liabilities
Collateral for securities on loan		$1,974
Payables:
Due to brokers for futures		1,573
Fund shares redeemed		988
Shareholder services fees to affiliate		71
Investment adviser and administrator fees		21
Trustee fees		1
Accrued expenses	+	113

Total liabilities		4,741

Net Assets
Total assets		1,774,521
Total liabilities	−	4,741

Net assets		1,769,780
Net Assets by Source
Capital received from investors		2,084,914
Net investment income not yet distributed		14,169
Net realized capital losses		(350,623)
Net unrealized capital gains		21,320

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$1,769,780		124,096		$14.26

36 See financial notes

 Schwab Core Equity Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $9)		$30,792
Interest		179
Securities on loan	+	47

Total investment income		31,018

Net Realized Gains and Losses
Net realized losses on investments		(242,072)
Net realized gains on futures contracts	+	1,414

Net realized losses		(240,658)

Net Unrealized Gains and Losses
Net unrealized gains on investments		346,294
Net unrealized losses on futures contracts	+	(3,016)

Net unrealized gains		343,278

Expenses
Investment adviser and administrator fees		7,157
Transfer agent and shareholder service fees		3,669
Shareholder reports		177
Registration fees		104
Portfolio accounting fees		64
Professional fees		46
Custodian fees		26
Trustees’ fees		20
Other expenses	+	66

Total expenses		11,329
Expense reduction by adviser and Schwab	−	487

Net expenses		10,842

Increase (Decrease) in Net Assets from Operations
Total investment income		31,018
Net expenses	−	10,842

Net investment income		20,176
Net realized losses		(240,658)
Net unrealized gains	+	343,278

Increase in net assets from operations		$122,796

See financial notes 37

 Schwab Core Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$20,176	$24,216
Net realized losses		(240,658)	(90,616)
Net unrealized gains (losses)	+	343,278	(659,582)

Increase (Decrease) in net assets from operations		122,796	(725,982)

Distributions to Shareholders
Distributions from net investment income		23,930	18,271
Distributions from net realized gains	+	—	4,682

Total distributions		$23,930	$22,953

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		42,697	$549,400	31,275	$534,240
Issued in connection with merger		5,664	69,312	—	—
Shares Reinvested		1,386	16,786	845	16,336
Shares Redeemed	+	(33,561)	(413,747)	(28,312)	(485,951)

Net transactions in fund shares		16,186	$221,751	3,808	$64,625

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		107,910	$1,449,163	104,102	$2,133,473
Total increase or decrease	+	16,186	320,617	3,808	(684,310)

End of period		124,096	$1,769,780	107,910	$1,449,163

Net investment income not yet distributed			$14,169		$18,139

[1]	Effective May 21, 2009, all the assets and liabilities of the Laudus U.S. MarketMasters Fund transferred to the Schwab Core Equity Fund. (See financial note 11).

38 See financial notes

Schwab Dividend Equity Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09[1]	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	10.63	15.66	14.60	12.80	12.06

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.32	0.28	0.26	0.28
Net realized and unrealized gains (losses)	0.31	(4.97)	1.37	1.98	0.93

Total from investment operations	0.56	(4.65)	1.65	2.24	1.21
Less distributions:
Distributions from net investment income	(0.25)	(0.33)	(0.28)	(0.28)	(0.28)
Distributions from net realized gains	—	(0.05)	(0.31)	(0.16)	(0.19)

Total distributions	(0.25)	(0.38)	(0.59)	(0.44)	(0.47)

Net asset value at end of period	10.94	10.63	15.66	14.60	12.80

Total return (%)	5.62	(30.23)	11.55	17.86	10.17

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.90 [2]	0.89	0.89	0.90	0.92
Gross operating expenses	0.91	0.89	0.89	0.90	0.94
Net investment income (loss)	2.40	2.33	1.83	1.92	2.32
Portfolio turnover rate	39	22	18	36	26
Net assets, end of period ($ x 1,000,000)	1,297	824	1,340	729	509

1 Effective October 7, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended October 31, 2009 is a blended rate. Please see financial note 4 for more information.

See financial notes 39

 Schwab Dividend Equity Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.3%	Common Stock	1,260,190	1,275,525
1.5%	Short-Term Investments	19,719	19,719

99.8%	Total Investments	1,279,909	1,295,244
0.2%	Other Assets and Liabilities, Net		2,187

100.0%	Total Net Assets		1,297,431

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 98.3% of net assets

Banks 0.5%
Bank of Hawaii Corp.	75,000	3,330
SunTrust Banks, Inc.	150,000	2,867

		6,197

Capital Goods 7.7%
Cooper Industries plc, Class A	255,000	9,866
Eaton Corp.	125,000	7,556
General Electric Co.	500,000	7,130
Harsco Corp.	50,000	1,575
KBR, Inc.	125,000	2,559
L-3 Communications Holdings, Inc.	150,000	10,843
Lockheed Martin Corp.	175,000	12,038
Masco Corp.	300,000	3,525
Northrop Grumman Corp.	290,400	14,558
Raytheon Co.	450,000	20,376
United Technologies Corp.	150,000	9,217

		99,243

Commercial & Professional Supplies 0.8%
R.R. Donnelley & Sons Co.	535,000	10,743

Consumer Durables & Apparel 1.3%
Hasbro, Inc.	325,000	8,863
Leggett & Platt, Inc.	250,000	4,832
Newell Rubbermaid, Inc.	225,000	3,265

		16,960

Consumer Services 1.9%
H&R Block, Inc.	140,000	2,567
McDonald’s Corp.	375,000	21,979

		24,546

Diversified Financials 8.2%
Ameriprise Financial, Inc.	125,000	4,334
Bank of America Corp.	550,000	8,019
Bank of New York Mellon Corp.	375,845	10,020
BlackRock, Inc.	50,000	10,825
Capital One Financial Corp.	100,000	3,660
JPMorgan Chase & Co.	775,584	32,396
Morgan Stanley	450,000	14,454
Raymond James Financial, Inc.	100,000	2,361
State Street Corp.	100,000	4,198
The Goldman Sachs Group, Inc.	95,000	16,166

		106,433

Energy 13.3%
Anadarko Petroleum Corp.	350,000	21,325
Apache Corp.	125,000	11,765
Boardwalk Pipeline Partners L.P.	170,000	4,372
ConocoPhillips	400,000	20,072
ENSCO International, Inc.	385,000	17,629
Exxon Mobil Corp.	250,000	17,917
Marathon Oil Corp.	75,000	2,398
Murphy Oil Corp.	150,000	9,171
Occidental Petroleum Corp.	420,000	31,870
Patterson-UTI Energy, Inc.	225,000	3,506
Spectra Energy Corp.	500,000	9,560
Tesoro Corp.	200,000	2,828
The Williams Cos., Inc.	500,000	9,425
Valero Energy Corp.	600,000	10,860

		172,698

Food & Staples Retailing 1.6%
SUPERVALU, Inc.	200,000	3,174
The Kroger Co.	335,000	7,749
Wal-Mart Stores, Inc.	200,000	9,936

		20,859

Food, Beverage & Tobacco 8.1%
Altria Group, Inc.	150,000	2,717
Archer-Daniels-Midland Co.	100,000	3,012
Coca-Cola Enterprises, Inc.	150,000	2,860
ConAgra Foods, Inc.	200,000	4,200
General Mills, Inc.	270,000	17,798
H.J. Heinz Co.	435,000	17,504
Kellogg Co.	340,000	17,524
Kraft Foods, Inc., Class A	250,000	6,880
Philip Morris International, Inc.	75,000	3,552
Reynolds American, Inc.	426,400	20,672
Sara Lee Corp.	250,000	2,823
The Coca-Cola Co.	100,000	5,331

		104,873

Health Care Equipment & Services 4.1%
Baxter International, Inc.	325,000	17,569
Becton Dickinson & Co.	254,000	17,363
McKesson Corp.	250,000	14,683
Quest Diagnostics, Inc.	75,000	4,195

		53,810

40 See financial notes

 Schwab Dividend Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Household & Personal Products 2.8%
Colgate-Palmolive Co.	235,000	18,478
Kimberly-Clark Corp.	100,000	6,116
The Procter & Gamble Co.	200,000	11,600

		36,194

Insurance 4.9%
Aon Corp.	200,000	7,702
Axis Capital Holdings Ltd.	100,000	2,889
HCC Insurance Holdings, Inc.	250,000	6,597
MetLife, Inc.	100,000	3,403
Prudential Financial, Inc.	180,000	8,141
The Chubb Corp.	351,000	17,031
The Travelers Cos., Inc.	358,000	17,825

		63,588

Materials 2.7%
Ball Corp.	75,000	3,700
Bemis Co., Inc.	150,000	3,875
Celanese Corp., Series A	125,000	3,431
Eastman Chemical Co.	75,000	3,938
International Paper Co.	500,000	11,155
MeadWestvaco Corp.	300,000	6,849
Sonoco Products Co.	100,000	2,675

		35,623

Media 1.5%
Comcast Corp., Class A	375,000	5,438
Gannett Co., Inc.	200,000	1,964
The McGraw-Hill Cos., Inc.	100,000	2,878
Time Warner, Inc.	300,000	9,036

		19,316

Pharmaceuticals, Biotechnology & Life Sciences 9.3%
Abbott Laboratories	425,000	21,492
Bristol-Myers Squibb Co.	900,000	19,620
Eli Lilly & Co.	550,000	18,706
Johnson & Johnson	387,000	22,852
Merck & Co., Inc. *	560,000	17,321
Pfizer, Inc.	1,200,000	20,436

		120,427

Real Estate 0.6%
Public Storage, Inc.	110,000	8,096

Retailing 4.2%
Family Dollar Stores, Inc.	225,000	6,368
J.C. Penney Co., Inc.	200,000	6,626
Limited Brands, Inc.	200,000	3,520
Macy’s, Inc.	300,000	5,271
The Gap, Inc.	400,000	8,536
The Home Depot, Inc.	350,000	8,781
The TJX Cos., Inc.	400,000	14,940

		54,042

Semiconductors & Semiconductor Equipment 3.5%
Analog Devices, Inc.	200,000	5,126
Intel Corp.	1,125,000	21,498
Texas Instruments, Inc.	775,000	18,174

		44,798

Software & Services 4.9%
Accenture plc, Class A	535,000	19,838
CA, Inc.	500,000	10,460
MasterCard, Inc., Class A	25,000	5,475
Microsoft Corp.	700,000	19,411
Oracle Corp.	300,000	6,330
Western Union Co.	140,000	2,544

		64,058

Technology Hardware & Equipment 6.5%
Hewlett-Packard Co.	570,000	27,052
International Business Machines Corp.	267,500	32,263
Molex, Inc.	300,000	5,601
Seagate Technology	500,000	6,975
Tyco Electronics Ltd.	375,000	7,969
Xerox Corp.	640,000	4,813

		84,673

Telecommunication Services 3.3%
AT&T, Inc.	450,407	11,562
CenturyTel, Inc.	387,700	12,585
Qwest Communications International, Inc.	700,000	2,513
Verizon Communications, Inc.	477,300	14,123
Windstream Corp.	200,000	1,928

		42,711

Transportation 1.3%
CSX Corp.	150,000	6,327
FedEx Corp.	100,000	7,269
Ryder System, Inc.	75,000	3,041

		16,637

Utilities 5.3%
American Electric Power Co., Inc.	501,000	15,140
CenterPoint Energy, Inc.	325,000	4,095
DTE Energy Co.	475,000	17,565
Edison International	100,000	3,182
Exelon Corp.	125,000	5,870
NiSource, Inc.	475,000	6,137
Northeast Utilities	100,000	2,305
PG&E Corp.	100,000	4,089
Public Service Enterprise Group, Inc.	200,000	5,960
UGI Corp.	195,000	4,657

		69,000

Total Common Stock (Cost $1,260,190)		1,275,525

See financial notes 41

 Schwab Dividend Equity Fund

Portfolio Holdings continued

Issuer	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 1.5% of net assets

Commercial Paper & Other Obligation 1.3%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	17,210	17,210

U.S. Treasury Obligation 0.2%
U.S. Treasury Bills
0.08%, 12/17/09 (a)	2,509	2,509

Total Short-Term Investments (Cost $19,719)		19,719

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $1,279,244 and the unrealized appreciation and depreciation were $145,757 and ($129,757), respectively, with a net unrealized appreciation of $16,000.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

S & P 500 Index, e-mini, Long, expires 12/18/09	350	18,078	(77)

42 See financial notes

 Schwab Dividend Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,279,909)		$1,295,244
Fund shares sold		2,267
Dividends		2,523
Foreign tax reclaims		81
Prepaid expenses	+	21

Total assets		1,300,136

Liabilities
Payables:
Investment adviser and administrator fees		75
Shareholder services fees to affiliate		24
Fund shares redeemed		1,996
Due to brokers for futures		501
Trustees’ fees		1
Accrued expenses	+	108

Total liabilities		2,705

Net Assets
Total assets		1,300,136
Total liabilities	−	2,705

Net assets		1,297,431
Net Assets by Source
Capital received from investors		1,528,965
Net investment income not yet distributed		1,181
Net realized capital losses		(247,973)
Net unrealized capital gains		15,258

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$1,297,431		118,583		$10.94

See financial notes 43

 Schwab Dividend Equity Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends		$39,091
Interest	+	18

Total investment income		39,109

Net Realized Gains and Losses
Net realized losses on investments		(207,597)
Net realized gains on futures contracts	+	3,180

Net realized losses		(204,417)

Net Unrealized Gains and Losses
Net unrealized gains on investments		246,973
Net unrealized losses on futures contracts	+	(477)

Net unrealized gains		246,496

Expenses
Investment advisor and administrator fees		8,333
Transfer agent and shareholder service fees:
Investor Shares[1]		923
Select Shares		1,284
Shareholder reports		115
Registration fees		88
Portfolio accounting fees		60
Professional fees		43
Custodian fees		27
Trustees’ fees		17
Interest expense		2
Other expenses	+	21

Total expenses		10,913
Expense reduction by adviser and Schwab	−	154

Net expenses		10,759

Increase (Decrease) in Net Assets from Operations
Total investment income		39,109
Net expenses	−	10,759

Net investment income		28,350
Net realized losses		(204,417)
Net unrealized gains	+	246,496

Increase in net assets from operations		$70,429

[1]	Effective October 7, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

44 See financial notes

 Schwab Dividend Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$28,350	$39,812
Net realized losses		(204,417)	(44,452)
Net unrealized gains (losses)	+	246,496	(576,086)

Increase (Decrease) in net assets from operations		70,429	(580,726)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		9,043	12,236
Select Shares	+	19,597	27,045

Total distributions from net investment income		28,640	39,281

Distributions from net realized gains
Investor Shares		—	2,493
Select Shares	+	—	4,513

Total distributions from net realized gains		—	7,006
Total distributions		$28,640	$46,287

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		9,578	$92,720	4,894	$64,964
Select Shares	+	60,456	643,137	16,086	217,167

Total shares sold		70,034	$735,857	20,980	$282,131

Shares Reinvested
Investor Shares		770	$7,529	890	$12,329
Select Shares	+	938	9,090	1,256	17,359

Total shares reinvested		1,708	$16,619	2,146	$29,688

Shares Redeemed
Investor Shares		(49,252)	($536,477)	(15,293)	($207,978)
Select Shares	+	(20,326)	(199,824)	(25,411)	(338,104)

Total shares redeemed		(69,578)	($736,301)	(40,704)	($546,082)

Net transactions in fund shares		2,164	$16,175	(17,578)	($234,263)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		116,419	$1,239,467	133,997	$2,100,743
Total increase or decrease	+	2,164	57,964	(17,578)	(861,276)

End of period		118,583	$1,297,431	116,419	$1,239,467

Net investment income not yet distributed			$1,181		$2,236

[1]	Effective October 7, 2009, all outstanding Investor Shares (39,738 shares valued at $443,835) combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 45

Schwab Large-Cap Growth Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	10/3/05[2]–
	10/31/09[1]	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	8.22	12.77	11.09	9.73	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.06	0.04	0.02	(0.00)[3]
Net realized and unrealized gains (losses)	0.87	(4.56)	1.67	1.35	(0.27)

Total from investment operations	0.92	(4.50)	1.71	1.37	(0.27)
Less distributions:
Distributions from net investment income	(0.04)	(0.05)	(0.03)	(0.01)	—

Net asset value at end of period	9.10	8.22	12.77	11.09	9.73

Total return (%)	11.36	(35.36)	15.47	14.04	(2.70)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.99	0.99	0.99	0.99	0.99 [5]
Gross operating expenses	1.03	1.01	1.03	1.12	1.56 [5]
Net investment income (loss)	0.65	0.53	0.33	0.26	(0.40)[5]
Portfolio turnover rate	63	49	30	53	4 [4]
Net assets, end of period ($ x 1,000,000)	360	332	492	107	33

1 Effective October 7, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Commencement of operations.
3 Amount less than $0.01.
4 Not annualized.
5 Annualized.

46 See financial notes

 Schwab Large-Cap Growth Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.7%	Common Stock	336,295	355,682
0.4%	Other Investment Company	1,405	1,371
0.6%	Short-Term Investment	2,107	2,107

99.7%	Total Investments	339,807	359,160
0.3%	Other Assets and Liabilities, Net		983

100.0%	Total Net Assets		360,143

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 98.7% of net assets

Automobiles & Components 0.2%
Ford Motor Co. *	115,000	805

Capital Goods 5.8%
Cooper Industries plc, Class A	111,800	4,325
Dover Corp.	61,400	2,314
Fluor Corp.	67,700	3,007
ITT Corp.	7,000	355
L-3 Communications Holdings, Inc.	29,800	2,154
Lockheed Martin Corp.	35,000	2,408
Navistar International Corp. *	25,000	828
Northrop Grumman Corp.	20,000	1,003
Raytheon Co.	95,000	4,302

		20,696

Commercial & Professional Supplies 1.0%
Avery Dennison Corp.	20,000	713
R.R. Donnelley & Sons Co.	135,000	2,711

		3,424

Consumer Durables & Apparel 0.6%
Polo Ralph Lauren Corp.	30,500	2,270

Consumer Services 3.2%
H&R Block, Inc.	70,000	1,284
McDonald’s Corp.	175,000	10,257

		11,541

Diversified Financials 4.1%
BlackRock, Inc.	15,000	3,247
JPMorgan Chase & Co.	58,800	2,456
Lazard Ltd., Class A	50,000	1,887
Morgan Stanley	30,000	964
TD Ameritrade Holding Corp. *	45,000	869
The Goldman Sachs Group, Inc.	31,000	5,275

		14,698

Energy 6.2%
Anadarko Petroleum Corp.	82,000	4,996
Cameron International Corp. *	25,000	924
El Paso Corp.	183,000	1,795
Exxon Mobil Corp.	10,000	717
Nabors Industries Ltd. *	45,000	938
National-Oilwell Varco, Inc. *	15,500	635
Noble Corp.	70,000	2,852
Occidental Petroleum Corp.	122,500	9,295

		22,152

Food & Staples Retailing 4.3%
CVS Caremark Corp.	24,500	865
The Kroger Co.	181,000	4,186
Wal-Mart Stores, Inc.	210,000	10,433

		15,484

Food, Beverage & Tobacco 5.7%
Altria Group, Inc.	75,000	1,358
Archer-Daniels-Midland Co.	125,000	3,765
Coca-Cola Enterprises, Inc.	290,000	5,530
General Mills, Inc.	4,300	283
H.J. Heinz Co.	140,000	5,634
Kraft Foods, Inc., Class A	44,500	1,225
Philip Morris International, Inc.	26,000	1,231
The Coca-Cola Co.	25,000	1,333

		20,359

Health Care Equipment & Services 5.6%
Baxter International, Inc.	71,500	3,865
Beckman Coulter, Inc.	15,000	965
CIGNA Corp.	7,000	195
Express Scripts, Inc. *	126,000	10,070
Hospira, Inc. *	25,000	1,116
Humana, Inc. *	14,000	526
McKesson Corp.	60,000	3,524

		20,261

Household & Personal Products 4.4%
Church & Dwight Co., Inc.	36,400	2,071
Colgate-Palmolive Co.	25,000	1,966
Kimberly-Clark Corp.	115,000	7,033
The Procter & Gamble Co.	80,574	4,673

		15,743

Insurance 1.3%
Aflac, Inc.	47,500	1,971
Aon Corp.	16,000	616
Principal Financial Group, Inc.	25,000	626

See financial notes 47

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)
Prudential Financial, Inc.	24,500	1,108
The Travelers Cos., Inc.	10,000	498

		4,819

Materials 3.4%
Ball Corp.	35,000	1,726
Celanese Corp., Series A	104,000	2,855
International Paper Co.	153,000	3,413
Owens-Illinois, Inc. *	105,200	3,354
Pactiv Corp. *	40,000	924

		12,272

Media 1.6%
Comcast Corp., Class A	75,000	1,088
Omnicom Group, Inc.	101,500	3,479
Time Warner, Inc.	40,000	1,205

		5,772

Pharmaceuticals, Biotechnology & Life Sciences 10.3%
Abbott Laboratories	47,000	2,377
Amgen, Inc. *	145,000	7,791
Biogen Idec, Inc. *	88,000	3,708
Bristol-Myers Squibb Co.	185,000	4,033
Cephalon, Inc. *	50,000	2,729
Forest Laboratories, Inc. *	56,200	1,555
Life Technologies Corp. *	100,000	4,717
Merck & Co., Inc. *	125,000	3,866
Millipore Corp. *	25,000	1,675
Mylan, Inc. *	75,000	1,218
Pfizer, Inc.	200,000	3,406

		37,075

Real Estate 0.5%
Public Storage, Inc.	20,000	1,472
Rayonier, Inc.	12,000	463

		1,935

Retailing 5.0%
Amazon.com, Inc. *	33,500	3,980
J.C. Penney Co., Inc.	10,500	348
Limited Brands, Inc.	75,500	1,329
Priceline.com, Inc. *	5,800	915
Ross Stores, Inc.	16,000	704
The Gap, Inc.	215,000	4,588
The Sherwin-Williams Co.	3,500	200
The TJX Cos., Inc.	160,000	5,976

		18,040

Semiconductors & Semiconductor Equipment 4.0%
Intel Corp.	250,000	4,777
LSI Corp. *	200,000	1,024
Marvell Technology Group Ltd. *	225,000	3,087
ON Semiconductor Corp. *	75,000	502
Texas Instruments, Inc.	220,000	5,159

		14,549

Software & Services 13.0%
Accenture plc, Class A	280,000	10,382
BMC Software, Inc. *	88,900	3,304
Computer Sciences Corp. *	83,000	4,209
eBay, Inc. *	39,400	877
Google, Inc., Class A *	12,000	6,433
MasterCard, Inc., Class A	10,000	2,190
Microsoft Corp.	322,000	8,929
Oracle Corp.	238,800	5,039
Symantec Corp. *	127,900	2,249
Synopsys, Inc. *	93,500	2,057
Western Union Co.	65,000	1,181

		46,850

Technology Hardware & Equipment 15.3%
Apple, Inc. *	31,000	5,843
Cisco Systems, Inc. *	250,000	5,713
EMC Corp. *	200,000	3,294
Hewlett-Packard Co.	388,700	18,448
International Business Machines Corp.	150,400	18,140
NCR Corp. *	67,500	685
Seagate Technology	45,000	628
Western Digital Corp. *	71,000	2,391

		55,142

Telecommunication Services 0.1%
Qwest Communications International, Inc.	138,000	495

Transportation 2.6%
CSX Corp.	33,000	1,392
FedEx Corp.	73,500	5,342
Union Pacific Corp.	48,000	2,647

		9,381

Utilities 0.5%
Exelon Corp.	12,000	564
NRG Energy, Inc. *	2,100	48
The AES Corp. *	100,000	1,307

		1,919

Total Common Stock (Cost $336,295)		355,682

Other Investment Company 0.4% of net assets

iShares Russell 1000 Growth Index Fund	30,000	1,371

Total Other Investment Company (Cost $1,405)		1,371

48 See financial notes

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

Issuer	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.6% of net assets

Commercial Paper & Other Obligation 0.6%
Citibank, New York Time Deposit
0.03%, 11/02/09	2,107	2,107

Total Short-Term Investment (Cost $2,107)		2,107

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $340,273 and the unrealized appreciation and depreciation were $39,141 and ($20,254), respectively, with a net unrealized appreciation of $18,887.

*	Non-income producing security.

See financial notes 49

 Schwab Large Cap-Growth Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $339,807)		$359,160
Receivables:
Fund shares sold		853
Dividends		386
Foreign tax reclaims		42
Prepaid expenses	+	7

Total assets		360,448

Liabilities
Payables:
Investment adviser and administrator fees		25
Shareholder services fees to affiliate		2
Fund shares redeemed		216
Accrued expenses	+	62

Total liabilities		305

Net Assets
Total assets		360,448
Total liabilities	−	305

Net assets		$360,143
Net Assets by Source
Capital received from investors		456,576
Net investment income not yet distributed		1,760
Net realized capital losses		(117,546)
Net unrealized capital gains		19,353

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$360,143		39,559		$9.10

50 See financial notes

 Schwab Large Cap-Growth Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends		$6,483
Interest	+	7

Total investment income		6,490

Net Realized Gains and Losses
Net realized losses on investments		(57,739)
Net realized losses on futures contracts	+	(863)

Net realized losses		(58,602)

Net Unrealized Gains and Losses
Net unrealized gains on investments		108,763
Net unrealized losses on futures contracts	+	(112)

Net unrealized gains		108,651

Expenses
Investment adviser and administrator fees		3,224
Transfer agent and shareholder service fees:
Investor Shares[1]		141
Select Shares		544
Shareholder reports		59
Registration fees		57
Portfolio accounting fees		43
Professional fees		35
Custodian fees		14
Trustees’ fees		9
Other expenses	+	9

Total expenses		4,135
Expense reduction by adviser and Schwab	−	161

Net expenses		3,974

Increase (Decrease) in Net Assets from Operations
Total investment income		6,490
Net expenses	−	3,974

Net investment income		2,516
Net realized losses		(58,602)
Net unrealized gains	+	108,651

Increase in net assets from operations		$52,565

[1]	Effective October 7, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 51

 Schwab Large Cap-Growth Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$2,516	$2,691
Net realized losses		(58,602)	(54,032)
Net unrealized gains (losses)	+	108,651	(165,666)

Increase (Decrease) in net assets from operations		52,565	(217,007)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		176	282
Select Shares	+	1,820	2,030

Total distributions from net investment income		$1,996	$2,312

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,081	$8,521	1,823	$20,286
Select Shares	+	21,523	180,213	11,725	125,732

Total shares sold		22,604	$188,734	13,548	$146,018

Shares Reinvested
Investor Shares		21	$159	21	$254
Select Shares	+	36	265	27	328

Total shares reinvested		57	$424	48	$582

Shares Redeemed
Investor Shares		(8,991)	($80,731)	(3,257)	($35,189)
Select Shares	+	(22,329)	(195,171)	(9,952)	(106,495)

Total shares redeemed		(31,320)	($275,902)	(13,209)	($141,684)

Net transactions in fund shares		(8,659)	($86,744)	387	$4,916

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		48,218	$396,318	47,831	$610,721
Total increase or decrease	+	(8,659)	(36,175)	387	(214,403)

End of period		39,559	$360,143	48,218	$396,318

Net investment income not yet distributed			$1,760		$1,246

[1]	Effective October 7, 2009, all outstanding Investor Shares (7,268 shares valued at $67,210) combined with Select Shares, resulting in a single class of shares of the fund.

52 See financial notes

Schwab Small-Cap Equity Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09[1]	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	10.55	18.22	17.80	15.78	14.16

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.10)	(0.02)	0.00 [2]
Net realized and unrealized gains (losses)	0.61	(6.59)	0.60	2.49	3.16

Total from investment operations	0.59	(6.60)	0.50	2.47	3.16
Less distributions:
Distributions from net investment income	(0.00)[2]	—	—	(0.02)	—
Distributions from net realized gains	—	(1.07)	(0.08)	(0.43)	(1.54)

Total distributions	(0.00)[2]	(1.07)	(0.08)	(0.45)	(1.54)

Net asset value at end of period	11.14	10.55	18.22	17.80	15.78

Total return (%)	5.65	(38.16)	2.80	15.89	23.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	1.11	1.09	1.12	1.11
Gross operating expenses	1.17	1.12	1.09	1.14	1.23
Net investment income (loss)	(0.16)	(0.09)	(0.28)	(0.21)	0.09
Portfolio turnover rate	85	50	106	82	90
Net assets, end of period ($ x 1,000,000)	202	79	228	276	80

1 Effective September 28, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Amount less than $0.01.

See financial notes 53

 Schwab Small-Cap Equity Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

94.3%	Common Stock	188,793	190,496
5.6%	Short-Term Investments	11,213	11,213

99.9%	Total Investments	200,006	201,709
0.1%	Other Assets and Liabilities, Net		222

100.0%	Total Net Assets		201,931

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 94.3% of net assets

Automobiles & Components 1.5%
Exide Technologies *	167,800	1,027
Spartan Motors, Inc.	25,100	125
Standard Motor Products, Inc.	83,800	701
Superior Industries International, Inc.	22,000	292
TRW Automotive Holdings Corp. *	60,000	939

		3,084

Banks 5.8%
BancFirst Corp.	26,800	968
Bank Mutual Corp.	20,200	142
CapitalSource, Inc.	273,200	973
Central Pacific Financial Corp.	87,800	124
Chemical Financial Corp.	12,700	279
Community Trust Bancorp, Inc.	5,600	138
East West Bancorp, Inc.	125,400	1,132
First Citizens BancShares, Inc., Class A	7,600	1,132
MGIC Investment Corp. *	95,100	410
NBT Bancorp, Inc.	37,700	822
Ocwen Financial Corp. *	70,400	769
Popular, Inc.	469,300	1,014
Southside Bancshares, Inc.	43,600	906
UMB Financial Corp.	30,600	1,217
Umpqua Holdings Corp.	35,000	347
United Community Banks, Inc. *	75,375	306
Wintrust Financial Corp.	36,800	1,038

		11,717

Capital Goods 10.6%
A.O. Smith Corp.	11,000	436
Aircastle Ltd.	41,500	329
Altra Holdings, Inc. *	87,100	764
Apogee Enterprises, Inc.	16,100	213
Beacon Roofing Supply, Inc. *	9,600	138
Brady Corp., Class A	23,200	628
Chart Industries, Inc. *	35,700	706
CIRCOR International, Inc.	11,400	311
Cubic Corp.	26,700	927
Dycom Industries, Inc. *	83,600	826
DynCorp International, Inc., Class A *	58,400	993
EMCOR Group, Inc. *	62,500	1,476
Encore Wire Corp.	13,100	272
EnerSys *	49,900	1,103
EnPro Industries, Inc. *	19,100	431
Esterline Technologies Corp. *	12,800	539
Federal Signal Corp.	17,200	106
GenCorp, Inc. *	144,800	1,077
Gibraltar Industries, Inc.	72,200	781
Griffon Corp. *	94,800	831
Interline Brands, Inc. *	9,700	142
L.B. Foster Co., Class A *	17,800	500
Michael Baker Corp. *	16,500	589
Mueller Industries, Inc.	27,700	655
Polypore International, Inc. *	32,700	358
Powell Industries, Inc. *	27,700	1,019
Robbins & Myers, Inc.	30,000	696
Rush Enterprises, Inc., Class A *	27,800	303
Tecumseh Products Co., Class A *	24,800	259
Tredegar Corp.	64,300	876
Trex Co., Inc. *	19,400	309
Triumph Group, Inc.	3,900	182
United Rentals, Inc. *	51,300	487
Universal Forest Products, Inc.	27,100	967
Watts Water Technologies, Inc., Class A	37,900	1,071

		21,300

Commercial & Professional Supplies 2.8%
Acco Brands Corp. *	113,200	686
American Reprographics Co. *	45,000	270
ATC Technology Corp. *	40,900	855
CDI Corp.	18,000	219
Cenveo, Inc. *	120,700	855
Consolidated Graphics, Inc. *	8,300	166
Cornell Cos., Inc. *	20,600	471
Ennis, Inc.	31,300	474
M&F Worldwide Corp. *	13,300	283
Spherion Corp. *	189,500	938
United Stationers, Inc. *	3,700	174
Viad Corp.	9,400	165

		5,556

Consumer Durables & Apparel 4.8%
Blyth, Inc.	21,625	766
Carter’s, Inc. *	53,800	1,270
Jarden Corp.	40,100	1,098
Jones Apparel Group, Inc.	12,500	224
La-Z-Boy, Inc.	38,400	273
Maidenform Brands, Inc. *	58,000	814
Quiksilver, Inc. *	433,281	862
RC2 Corp. *	9,100	119
Smith & Wesson Holding Corp. *	100,100	427
Steven Madden Ltd. *	33,100	1,340

54 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)
The Timberland Co., Class A *	51,400	832
The Warnaco Group, Inc. *	30,000	1,216
UniFirst Corp.	12,400	522

		9,763

Consumer Services 2.1%
California Pizza Kitchen, Inc. *	17,100	222
Cracker Barrel Old Country Store, Inc.	5,000	166
Isle of Capri Casinos, Inc. *	93,300	723
Krispy Kreme Doughnuts, Inc. *	108,300	367
Landry’s Restaurants, Inc. *	39,100	426
O’Charley’s, Inc. *	15,400	108
P.F. Chang’s China Bistro, Inc. *	9,600	280
Shuffle Master, Inc. *	124,400	972
Steiner Leisure Ltd. *	17,500	647
The Cheesecake Factory, Inc. *	20,100	365

		4,276

Diversified Financials 4.3%
Advance America Cash Advance Centers, Inc.	98,600	487
AmeriCredit Corp. *	32,100	567
Calamos Asset Management, Inc., Class A	10,800	114
Interactive Brokers Group, Inc., Class A *	54,700	876
Investment Technology Group, Inc. *	44,900	968
Knight Capital Group, Inc., Class A *	25,500	430
LaBranche & Co., Inc. *	123,600	341
MarketAxess Holdings, Inc. *	37,400	444
Nelnet, Inc., Class A *	38,600	542
Penson Worldwide, Inc. *	76,500	746
PHH Corp. *	58,800	950
Piper Jaffray Cos., Inc. *	12,300	571
Rewards Network, Inc.	33,466	360
SWS Group, Inc.	31,800	425
Teton Advisors, Inc., Class B (b)(c)*	87	—
TradeStation Group, Inc. *	118,000	911

		8,732

Energy 4.6%
Basic Energy Services, Inc. *	77,900	545
Cal Dive International, Inc. *	105,100	807
Dawson Geophysical Co. *	31,800	768
Dresser-Rand Group, Inc. *	33,600	990
General Maritime Corp.	51,000	351
Geokinetics, Inc. *	58,200	936
Gulf Island Fabrication, Inc.	45,300	866
Hercules Offshore, Inc. *	205,400	1,054
Parker Drilling Co. *	174,900	910
SEACOR Holdings, Inc. *	5,500	447
VAALCO Energy, Inc. *	154,400	658
World Fuel Services Corp.	19,100	971

		9,303

Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	29,800	939
Nash Finch Co.	5,500	159
The Andersons, Inc.	7,400	230
The Pantry, Inc. *	24,300	343
Winn-Dixie Stores, Inc. *	31,800	353

		2,024

Food, Beverage & Tobacco 3.0%
Alliance One International, Inc. *	234,600	1,035
Chiquita Brands International, Inc. *	64,200	1,039
Coca-Cola Bottling Co.	21,000	943
Darling International, Inc. *	58,500	407
Del Monte Foods Co.	95,400	1,030
J & J Snack Foods Corp.	24,700	967
Lancaster Colony Corp.	7,100	345
Universal Corp.	5,000	208

		5,974

Health Care Equipment & Services 7.0%
Align Technology, Inc. *	13,900	219
America Service Group, Inc.	14,100	185
American Medical Systems Holdings, Inc. *	60,600	934
AMERIGROUP Corp. *	50,200	1,107
AMN Healthcare Services, Inc. *	51,200	426
AmSurg Corp. *	9,300	196
Cantel Medical Corp. *	66,500	1,068
Centene Corp. *	51,800	924
Chemed Corp.	7,000	317
Cross Country Healthcare, Inc. *	20,700	171
CryoLife, Inc. *	46,100	277
Emergency Medical Services Corp., Class A *	23,300	1,119
Hanger Orthopedic Group, Inc. *	25,400	352
HEALTHSOUTH Corp. *	11,000	161
Healthspring, Inc. *	19,500	279
Healthways, Inc. *	15,400	248
ICU Medical, Inc. *	12,100	423
Invacare Corp.	29,200	655
inVentiv Health, Inc. *	41,600	706
Kensey Nash Corp. *	34,300	820
Magellan Health Services, Inc. *	23,600	758
Merit Medical Systems, Inc. *	54,000	917
Omnicell, Inc. *	25,100	247
Owens & Minor, Inc.	14,600	597
PharMerica Corp. *	15,700	242
RehabCare Group, Inc. *	37,400	701
Res-Care, Inc. *	14,500	174

		14,223

Household & Personal Products 1.4%
Central Garden & Pet Co., Class A *	73,800	698
Nu Skin Enterprises, Inc., Class A	54,900	1,250
Prestige Brands Holdings, Inc. *	37,000	250
Revlon, Inc., Class A *	83,500	704

		2,902

See financial notes 55

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Insurance 2.9%
Allied World Assurance Co. Holdings Ltd.	20,300	909
American Financial Group, Inc.	39,100	962
American Physicians Capital, Inc.	20,333	575
AMERISAFE, Inc. *	33,300	617
Aspen Insurance Holdings Ltd.	5,900	152
Delphi Financial Group, Inc., Class A	15,200	330
First Mercury Financial Corp.	11,200	142
Meadowbrook Insurance Group, Inc.	20,400	137
Platinum Underwriters Holdings Ltd.	45,400	1,624
Selective Insurance Group, Inc.	12,000	184
The Navigators Group, Inc. *	3,400	181

		5,813

Materials 3.5%
A. Schulman, Inc.	38,100	662
Bway Holding Co. *	42,400	753
Innophos Holdings, Inc.	22,400	433
Minerals Technologies, Inc.	5,700	281
OM Group, Inc. *	6,700	181
Omnova Solutions, Inc. *	103,600	664
PolyOne Corp. *	135,300	755
Quaker Chemical Corp.	17,700	365
Rock-Tenn Co., Class A	34,100	1,494
Schweitzer-Mauduit International, Inc.	12,200	630
Sonoco Products Co.	35,100	939

		7,157

Media 0.8%
Knology, Inc. *	17,800	179
LodgeNet Interactive Corp. *	50,700	246
Valassis Communications, Inc. *	65,400	1,192

		1,617

Pharmaceuticals, Biotechnology & Life Sciences 7.5%
Accelrys, Inc. *	28,400	154
Affymetrix, Inc. *	124,900	653
Albany Molecular Research, Inc. *	129,300	1,053
Bio-Rad Laboratories, Inc., Class A *	12,000	1,073
Cubist Pharmaceuticals, Inc. *	10,800	183
Dionex Corp. *	5,000	339
Endo Pharmaceuticals Holdings, Inc. *	9,500	213
Enzon Pharmaceuticals, Inc. *	112,800	946
eResearch Technology, Inc. *	25,500	189
Immunomedics, Inc. *	209,300	745
Impax Laboratories, Inc. *	21,300	189
Kendle International, Inc. *	63,900	1,079
King Pharmaceuticals, Inc. *	41,500	420
Martek Biosciences Corp. *	51,200	920
Maxygen, Inc. *	134,500	751
Medicis Pharmaceutical Corp., Class A	58,900	1,247
Par Pharmaceutical Cos., Inc. *	56,400	1,183
Perrigo Co.	19,900	740
Questcor Pharmaceuticals, Inc. *	66,200	301
Valeant Pharmaceuticals International *	39,200	1,152
ViroPharma, Inc. *	84,500	637
Watson Pharmaceuticals, Inc. *	27,700	953

		15,120

Real Estate 4.2%
Acadia Realty Trust	27,400	436
Corporate Office Properties Trust	28,700	953
EastGroup Properties, Inc.	14,000	515
Entertainment Properties Trust	20,000	680
Getty Realty Corp.	7,800	191
Home Properties, Inc.	6,400	251
Hospitality Properties Trust	33,800	653
HRPT Properties Trust	123,700	870
Mack-Cali Realty Corp.	8,400	260
Mid-America Apartment Communities, Inc.	20,900	916
National Retail Properties, Inc.	48,400	938
PS Business Parks, Inc.	19,000	930
Saul Centers, Inc.	5,400	166
Tanger Factory Outlet Centers, Inc.	17,500	666
Urstadt Biddle Properties, Class A	5,000	74

		8,499

Retailing 2.4%
Big 5 Sporting Goods Corp.	18,800	277
HSN, Inc. *	16,900	252
Jo-Ann Stores, Inc. *	30,000	799
Lithia Motors, Inc., Class A	23,200	193
RadioShack Corp.	59,500	1,005
Rent-A-Center, Inc. *	9,800	180
Stage Stores, Inc.	12,600	149
The Children’s Place Retail Stores, Inc. *	25,600	805
The Finish Line, Inc., Class A	75,200	763
The Men’s Wearhouse, Inc.	16,700	387

		4,810

Semiconductors & Semiconductor Equipment 3.5%
Amkor Technology, Inc. *	151,600	835
Cirrus Logic, Inc. *	30,700	149
DSP Group, Inc. *	20,300	117
Entegris, Inc. *	168,700	634
FEI Co. *	13,400	319
Integrated Device Technology, Inc. *	143,800	846
Lattice Semiconductor Corp. *	230,500	440
MKS Instruments, Inc. *	26,300	411
Photronics, Inc. *	236,700	989
Skyworks Solutions, Inc. *	84,700	884
Veeco Instruments, Inc. *	56,000	1,364

		6,988

Software & Services 6.7%
Art Technology Group, Inc. *	81,500	336
CACI International, Inc., Class A *	7,600	362
DealerTrack Holdings, Inc. *	52,700	869
EarthLink, Inc.	122,500	992

56 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)
Global Cash Access Holdings, Inc. *	17,000	108
Global Payments, Inc.	13,800	679
Hewitt Associates, Inc., Class A *	31,600	1,122
i2 Technologies, Inc. *	60,700	955
Interactive Intelligence, Inc. *	16,100	270
j2 Global Communications, Inc. *	8,100	166
JDA Software Group, Inc. *	45,900	911
MICROS Systems, Inc. *	9,400	253
ModusLink Global Solutions, Inc. *	68,200	561
Novell, Inc. *	198,100	810
Openwave Systems, Inc. *	179,800	408
SonicWALL, Inc. *	59,100	469
Sybase, Inc. *	26,700	1,056
Synopsys, Inc. *	48,600	1,069
TeleTech Holdings, Inc. *	2,500	45
TIBCO Software, Inc. *	19,700	172
Unisys Corp. *	10,140	296
United Online, Inc.	32,800	262
VeriFone Holdings, Inc. *	51,200	681
Web.com Group, Inc. *	48,100	339
Websense, Inc. *	9,800	157
Wright Express Corp. *	7,200	201

		13,549

Technology Hardware & Equipment 6.7%
3Com Corp. *	67,900	349
Acme Packet, Inc. *	12,700	124
Adaptec, Inc. *	137,100	437
ADC Telecommunications, Inc. *	25,800	168
Arris Group, Inc. *	62,200	638
Benchmark Electronics, Inc. *	33,900	570
Black Box Corp.	12,000	318
Brightpoint, Inc. *	83,400	615
Cray, Inc. *	122,100	911
Emulex Corp. *	58,500	591
Harris Stratex Networks, Inc., Class A *	36,500	230
Insight Enterprises, Inc. *	86,500	910
Intermec, Inc. *	14,300	176
JDS Uniphase Corp. *	72,200	404
Mercury Computer Systems, Inc. *	40,300	431
Methode Electronics, Inc.	124,200	901
NCR Corp. *	20,900	212
Oplink Communications, Inc. *	58,900	874
Plantronics, Inc.	38,200	921
Quantum Corp. *	225,100	416
RadiSys Corp. *	46,800	398
ScanSource, Inc. *	7,500	190
Symmetricom, Inc. *	65,800	315
Tekelec *	49,400	742
Tellabs, Inc. *	83,100	500
TTM Technologies, Inc. *	58,500	595
Vishay Intertechnology, Inc. *	92,500	576

		13,512

Telecommunication Services 1.4%
Atlantic Tele-Network, Inc.	5,700	261
Global Crossing Ltd. *	84,000	958
iPCS, Inc. *	17,500	418
PAETEC Holding Corp. *	133,700	433
USA Mobility, Inc.	74,600	813

		2,883

Transportation 2.5%
Avis Budget Group, Inc. *	103,100	866
Dollar Thrifty Automotive Group, Inc. *	22,400	415
Hawaiian Holdings, Inc. *	124,500	883
International Shipholding Corp.	30,700	1,018
Marten Transport Ltd. *	45,600	800
SkyWest, Inc.	74,200	1,036

		5,018

Utilities 3.3%
Black Hills Corp.	37,100	904
Central Vermont Public Services Corp.	43,400	842
El Paso Electric Co. *	62,200	1,166
Mirant Corp. *	51,800	724
Southwest Gas Corp.	42,300	1,057
UGI Corp.	41,800	998
Unisource Energy Corp.	34,100	985

		6,676

Total Common Stock (Cost $188,793)		190,496

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 5.6% of net assets

Commercial Paper & Other Obligations 5.2%
Citibank, New York Time Deposit
0.03%, 11/02/09	4,073	4,073
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	6,470	6,470

		10,543

U.S. Treasury Obligation 0.4%
U.S. Treasury Bills
0.08%, 12/17/09 (a)	670	670

Total Short-Term Investments (Cost $11,213)		11,213

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $200,076 and the unrealized appreciation and depreciation were $24,419 and ($22,786), respectively, with a net unrealized appreciation of $1,633.

See financial notes 57

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	Fair-valued by Management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

Russell 2000 Index, e-mini, Long, expires 12/18/09	140	7,865	(407)

58 See financial notes

 Schwab Small-Cap Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $200,006)		$201,709
Receivables:
Fund shares sold		638
Dividends		78
Prepaid expenses	+	2

Total assets		202,427

Liabilities
Payables:
Investment advisers and administrator fees		8
Shareholder services fees to affiliate		3
Fund shares redeemed		229
Due to brokers for futures		206
Accrued expenses	+	50

Total liabilities		496

Net Assets
Total assets		202,427
Total liabilities	−	496

Net assets		$201,931
Net Assets by Source
Capital received from investors		312,360
Net realized capital losses		(111,725)
Net unrealized capital gains		1,296

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$201,931		18,124		$11.14

See financial notes 59

 Schwab Small-Cap Equity Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends		$1,901
Interest	+	4

Total investment income		1,905

Net Realized Gains and Losses
Net realized losses on investments		(64,632)
Net realized gains on futures contracts	+	1,060

Net realized losses		(63,572)

Net Unrealized Gains and Losses
Net unrealized gains on investments		72,956
Net unrealized losses on futures contracts	+	(407)

Net unrealized gains		72,549

Expenses
Investment adviser and administrator fees		1,707
Transfer agent and shareholder service fees:
Investor Shares[1]		259
Select Shares		153
Portfolio accounting fees		42
Professional fees		35
Registration fees		30
Shareholder reports		30
Custodian fees		24
Trustees’ fees		7
Interest expense		1
Other expenses	+	7

Total expenses		2,295
Expense reduction by adviser and Schwab	−	109

Net expenses		2,186

Increase (Decrease) in Net Assets from Operations
Total investment income		1,905
Net expenses	−	2,186

Net investment loss		(281)
Net realized losses		(63,572)
Net unrealized gains	+	72,549

Increase in net assets from operations		$8,696

[1]	Effective September 28, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

60 See financial notes

 Schwab Small-Cap Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment loss		($281)	($751)
Net realized losses		(63,572)	(47,880)
Net unrealized gains (losses)	+	72,549	(125,756)

Increase (Decrease) in net assets from operations		8,696	(174,387)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		—	—
Select Shares	+	36	—

Total distributions from net investment income		36	—

Distributions from net realized gains
Investor Shares		—	22,156
Select Shares	+	—	11,434

Total distributions from net realized gains		—	33,590

Total distributions		$36	$33,590

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		599	$5,606	568	$8,177
Select Shares	+	12,683	149,287	1,043	14,622

Total shares sold		13,282	$154,893	1,611	$22,799

Shares Reinvested
Investor Shares		—	$-	1,303	$20,400
Select Shares	+	4	32	640	10,084

Total shares reinvested		4	$32	1,943	$30,484

Shares Redeemed
Investor Shares		(13,558)	($156,099)	(12,120)	($178,753)
Select Shares	+	(2,044)	(19,986)	(6,725)	(100,469)

Total shares redeemed		(15,602)	(176,085)	(18,845)	($279,222)

Net transactions in fund shares		(2,316)	($21,160)	(15,291)	($225,939)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		20,440	$214,431	35,731	$648,347
Total decrease	+	(2,316)	(12,500)	(15,291)	(433,916)

End of period		18,124	$201,931	20,440	$214,431

Net investment income not yet distributed			$-		$7

[1]	Effective September 28, 2009, all outstanding Investor Shares (10,690 shares valued at $129,208) combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 61

Schwab Hedged Equity Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09[1]	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	12.55	16.39	15.98	14.46	13.01

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.05)	0.14	0.07	0.04
Net realized and unrealized gains (losses)	0.96	(3.63)	0.36	1.76	2.05

Total from investment operations	0.91	(3.68)	0.50	1.83	2.09
Less distributions:
Distributions from net investment income	(0.01)	(0.16)	(0.09)	(0.05)	—
Distributions from net realized gains	—	—	—	(0.26)	(0.64)

Total distributions	(0.01)	(0.16)	(0.09)	(0.31)	(0.64)

Net asset value at end of period	13.45	12.55	16.39	15.98	14.46

Total return (%)	7.28	(22.66)	3.11	12.82	16.52

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	2.07 [2]	2.17 [3]	2.03 [3]	1.90	2.26
Net operating expenses (excluding dividend expense on short sales)	1.62 [2]	1.77	1.77	1.77 [4]	1.92 [4]
Gross operating expenses	2.29	2.19	2.04	1.97	2.39
Net investment income (loss)	(0.41)	(0.17)	0.79	0.77	0.55
Portfolio turnover rate	169	138	72	100	87
Net assets, end of period ($ x 1,000,000)	306	343	948	931	229

1 Effective September 28, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended October 31, 2009 is a blended rate. Please see financial note 4 for more information.
3 The ratio of net operating expenses would have been 2.02% and 2.16% for the periods ended 10/31/07 and 10/31/08, respectively, if interest expenses had not been included.
4 The ratio of net operating expenses would have been 1.82% and 1.76% for the periods ended 10/31/05 and 10/31/06, respectively, if interest expense had not been included.

62 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

94.5%		Common Stock	265,972	288,517
4.2%		Other Investment Company	12,803	12,803
0.7%		Short-Term Investment	2,254	2,254

99.4%		Total Investments	281,029	303,574
(20	.7)%	Short Sales	(56,558)	(63,214)
21.3%		Other Assets and Liabilities, Net		65,173

100.0%		Total Net Assets		305,533

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 94.5% of net assets

Automobiles & Components 1.1%
Ford Motor Co. *	342,700	2,399
TRW Automotive Holdings Corp. *	65,600	1,027

		3,426

Banks 3.5%
Bank of Hawaii Corp.	71,100	3,157
CapitalSource, Inc.	368,500	1,312
First Horizon National Corp. *	127,698	1,511
Huntington Bancshares, Inc.	644,300	2,455
UMB Financial Corp. (a)	59,100	2,350

		10,785

Capital Goods 7.8%
Armstrong World Industries, Inc. *	36,100	1,345
Brady Corp., Class A	31,400	850
Cubic Corp. (a)	64,200	2,229
EMCOR Group, Inc. *	261,100	6,167
EnerSys (a)*	3,800	84
Hubbell, Inc., Class B	28,100	1,195
L-3 Communications Holdings, Inc.	15,000	1,084
Lockheed Martin Corp. (a)	24,500	1,685
Northrop Grumman Corp.	35,500	1,780
Raytheon Co.	92,000	4,166
The Stanley Works	71,300	3,225
Tyco International Ltd.	2,500	84

		23,894

Commercial & Professional Supplies 2.0%
Avery Dennison Corp.	40,000	1,426
R.R. Donnelley & Sons Co. (a)	227,700	4,572

		5,998

Consumer Durables & Apparel 1.5%
Carter’s, Inc. (a)*	159,800	3,771
Jones Apparel Group, Inc.	41,800	748

		4,519

Consumer Services 0.8%
Panera Bread Co., Class A *	42,800	2,567

Diversified Financials 7.4%
AmeriCredit Corp. *	309,200	5,457
Bank of America Corp. (a)	32,100	468
Discover Financial Services (a)	481,100	6,803
Investment Technology Group, Inc. *	38,800	837
JPMorgan Chase & Co. (a)	142,300	5,944
TD Ameritrade Holding Corp. *	5,300	102
The Goldman Sachs Group, Inc.	16,700	2,842

		22,453

Energy 9.8%
Anadarko Petroleum Corp. (a)	120,600	7,348
Apache Corp. (a)	53,400	5,026
Cameron International Corp. *	50,000	1,848
Dresser-Rand Group, Inc. *	109,000	3,212
EOG Resources, Inc. (a)	2,700	220
Noble Corp. (a)	69,700	2,840
Occidental Petroleum Corp. (a)	15,000	1,138
SEACOR Holdings, Inc. *	14,600	1,187
World Fuel Services Corp.	141,900	7,216

		30,035

Food & Staples Retailing 0.0%
SUPERVALU, Inc.	8,800	140

Food, Beverage & Tobacco 6.4%
Archer-Daniels-Midland Co.	123,900	3,732
Chiquita Brands International, Inc. (a)*	263,100	4,259
Coca-Cola Enterprises, Inc.	45,500	868
Constellation Brands, Inc., Class A (a)*	91,100	1,441
Del Monte Foods Co. (a)	130,100	1,405
Kraft Foods, Inc., Class A	125,000	3,440
Lancaster Colony Corp.	47,400	2,303
Reynolds American, Inc.	42,100	2,041

		19,489

Health Care Equipment & Services 3.2%
Baxter International, Inc. (a)	42,200	2,281
Boston Scientific Corp. (a)*	458,400	3,722
McKesson Corp.	41,900	2,461
Quest Diagnostics, Inc.	21,100	1,180

		9,644

See financial notes 63

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Household & Personal Products 1.4%
Kimberly-Clark Corp.	67,900	4,153

Insurance 3.6%
American Financial Group, Inc. (a)	156,000	3,838
Arch Capital Group Ltd. (a)*	37,900	2,553
Aspen Insurance Holdings Ltd.	7,400	191
Delphi Financial Group, Inc., Class A (a)	92,800	2,014
Platinum Underwriters Holdings Ltd. (a)	15,400	551
Prudential Financial, Inc.	22,400	1,013
The Travelers Cos., Inc.	11,300	563
Transatlantic Holdings, Inc.	2,600	131

		10,854

Materials 4.6%
Bemis Co., Inc. (a)	37,600	971
Crown Holdings, Inc. *	29,700	791
MeadWestvaco Corp. (a)	174,100	3,975
Pactiv Corp. *	1,900	44
Silgan Holdings, Inc.	119,500	6,423
Temple-Inland, Inc.	112,300	1,735

		13,939

Media 3.0%
Cinemark Holdings, Inc. (a)	146,200	1,694
Liberty Global, Inc., Series A (a)*	86,200	1,770
Time Warner, Inc.	187,933	5,661

		9,125

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
Amgen, Inc. (a)*	88,300	4,744
Biogen Idec, Inc. *	12,300	518
Forest Laboratories, Inc. (a)*	99,000	2,739
King Pharmaceuticals, Inc. (a)*	345,300	3,498
Millipore Corp. *	64,800	4,342
Pfizer, Inc. (a)	268,500	4,573
Valeant Pharmaceuticals International *	3,800	112
Watson Pharmaceuticals, Inc. *	108,800	3,745

		24,271

Real Estate 1.5%
Corporate Office Properties Trust	64,200	2,131
Hospitality Properties Trust	67,000	1,294
National Retail Properties, Inc.	58,000	1,124

		4,549

Retailing 6.4%
Family Dollar Stores, Inc. (a)	161,200	4,562
Macy’s, Inc.	18,100	318
RadioShack Corp.	152,700	2,579
Rent-A-Center, Inc. *	239,900	4,405
The Gap, Inc. (a)	333,700	7,121
The Home Depot, Inc.	21,800	547

		19,532

Semiconductors & Semiconductor Equipment 2.6%
Amkor Technology, Inc. (a)*	168,900	931
LSI Corp. *	552,700	2,830
MKS Instruments, Inc. (a)*	41,700	652
Novellus Systems, Inc. *	85,700	1,764
Semtech Corp. *	77,100	1,193
Skyworks Solutions, Inc. *	47,800	498

		7,868

Software & Services 8.1%
BMC Software, Inc. (a)*	50,300	1,869
Computer Sciences Corp. (a)*	82,400	4,179
Hewitt Associates, Inc., Class A *	175,300	6,227
Sybase, Inc. *	181,600	7,184
Synopsys, Inc. *	204,200	4,492
TIBCO Software, Inc. *	105,200	920

		24,871

Technology Hardware & Equipment 6.2%
3Com Corp. *	1,037,800	5,334
Cisco Systems, Inc. *	26,900	615
Hewlett-Packard Co.	10,500	498
Ingram Micro, Inc., Class A (a)*	66,800	1,179
International Business Machines Corp.	45,900	5,536
Jabil Circuit, Inc.	16,600	222
Tellabs, Inc. *	805,600	4,850
Vishay Intertechnology, Inc. *	11,100	69
Western Digital Corp. *	21,800	734

		19,037

Telecommunication Services 2.5%
Telephone & Data Systems, Inc.	205,500	6,087
Verizon Communications, Inc.	55,800	1,651

		7,738

Transportation 0.4%
Con-way, Inc.	32,400	1,069

Utilities 2.8%
Exelon Corp. (a)	67,600	3,174
NRG Energy, Inc. *	43,700	1,005
Public Service Enterprise Group, Inc.	16,200	483
UGI Corp.	163,300	3,899

		8,561

Total Common Stock (Cost $265,972)		288,517

64 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Other Investment Company 4.2% of net assets

State Street Institutional Liquid Reserves Fund - Institutional Class	12,803,140	12,803

Total Other Investment Company (Cost $12,803)		12,803

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 0.7% of net assets

U.S. Treasury Bill 0.7%
U.S. Treasury Bills
0.08%, 12/17/09 (b)	2,254	2,254

Total Short-Term Investment (Cost $2,254)		2,254

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $281,171 and the unrealized appreciation and depreciation were $44,153 and ($21,750), respectively, with a net unrealized appreciation of $22,403.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales.
(b)	All or a portion of this security is held as collateral for open futures contracts.

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

S & P 500 Index, e-mini, Long, expires 12/18/09	160	8,264	(334)

See financial notes 65

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Short Sales 20.7% of net assets

Automobiles & Components 0.7%
BorgWarner, Inc.	16,300	494
Harley-Davidson, Inc.	69,500	1,732

		2,226

Capital Goods 2.1%
CLARCOR, Inc.	68,600	2,019
Fastenal Co.	49,200	1,697
PACCAR, Inc.	8,900	333
The Boeing Co.	50,100	2,395

		6,444

Commercial & Professional Supplies 0.3%
Copart, Inc. *	25,300	814

Consumer Services 1.2%
International Game Technology	87,500	1,561
Starwood Hotels & Resorts Worldwide, Inc.	20,100	584
Wynn Resorts Ltd. *	30,400	1,648

		3,793

Diversified Financials 2.3%
IntercontinentalExchange, Inc. *	7,700	771
Legg Mason, Inc.	80,300	2,338
Leucadia National Corp. *	89,900	2,020
SLM Corp. *	208,700	2,024

		7,153

Energy 0.7%
Petrohawk Energy Corp. *	48,700	1,146
Weatherford International Ltd. *	55,000	964

		2,110

Health Care Equipment & Services 1.7%
Allscripts-Misys Healthcare Solutions, Inc. *	112,500	2,194
athenahealth, Inc. *	58,700	2,208
Intuitive Surgical, Inc. *	2,100	517
NuVasive, Inc. *	10,000	363

		5,282

Insurance 1.3%
Markel Corp. *	4,700	1,517
The Allstate Corp.	52,400	1,549
Zenith National Insurance Corp.	35,900	1,024

		4,090

Materials 1.9%
Alcoa, Inc.	183,100	2,274
Martin Marietta Materials, Inc.	2,600	217
Monsanto Co.	21,000	1,411
Nucor Corp.	800	32
Southern Copper Corp.	34,700	1,093
Steel Dynamics, Inc.	60,900	815

		5,842

Pharmaceuticals, Biotechnology & Life Sciences 1.5%
AMAG Pharmaceuticals, Inc. *	20,900	790
Celgene Corp. *	19,200	980
Theravance, Inc. *	12,800	179
United Therapeutics Corp. *	49,600	2,110
Vertex Pharmaceuticals, Inc. *	11,800	396

		4,455

Real Estate 0.5%
The St. Joe Co. *	66,314	1,587

Retailing 3.1%
Abercrombie & Fitch Co., Class A	38,300	1,257
American Eagle Outfitters, Inc.	73,800	1,291
AutoZone, Inc. *	2,500	338
J. Crew Group, Inc. *	35,200	1,435
LKQ Corp. *	41,900	724
O’Reilly Automotive, Inc. *	56,600	2,110
Staples, Inc.	102,300	2,220

		9,375

Semiconductors & Semiconductor Equipment 0.7%
Applied Materials, Inc.	166,700	2,034

Software & Services 0.6%
Microsoft Corp.	20,700	574
Paychex, Inc.	16,900	480
Visa, Inc., Class A	9,800	743

		1,797

Technology Hardware & Equipment 1.0%
National Instruments Corp.	16,100	430
Palm, Inc. *	146,200	1,697
QUALCOMM, Inc.	21,700	899

		3,026

Telecommunication Services 0.3%
Leap Wireless International, Inc. *	52,900	699
MetroPCS Communications, Inc. *	26,900	168

		867

66 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Utilities 0.8%
EQT Corp.	55,400	2,319

Total Short Sales (Proceeds $56,558)		63,214

End of Short Sale Positions.

*	Non-income producing security

See financial notes 67

 Schwab Hedged Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $281,029)		$303,574
Deposits with broker for short sales		65,683
Receivables:
Fund shares sold		193
Dividends		112
Prepaid expenses	+	6

Total assets		369,568

Liabilities
Securities sold short, at value (proceeds $56,558)		$63,214
Payables:
Investment adviser and administrator fees		19
Shareholder services fees to affiliate		50
Fund shares redeemed		450
Due to brokers for futures		229
Dividends on short sales		23
Accrued expenses	+	50

Total liabilities		64,035

Net Assets
Total assets		369,568
Total liabilities	−	64,035

Net assets		$305,533
Net Assets by Source
Capital received from investors		343,421
Net realized capital losses		(53,443)
Net unrealized capital gains		15,555

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$305,533		22,717		$13.45

68 See financial notes

 Schwab Hedged Equity Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends		$6,207

Net Realized Gains and Losses
Net realized losses on investments		(113,118)
Net realized gains on short sales		92,358
Net realized gains on futures contracts	+	3,410

Net realized losses		(17,350)

Net Unrealized Gains and Losses
Net unrealized gains on investments		143,588
Net unrealized losses on short sales		(101,885)
Net unrealized losses on futures contracts	+	(1,390)

Net unrealized gains		40,313

Expenses
Investment adviser and administrator fees		5,473
Transfer agent and shareholder service fees:
Investor Shares[1]		190
Select Shares		456
Dividends on short sales		1,680
Stock loan fees		572
Registration fees		63
Professional fees		48
Portfolio accounting fees		41
Shareholder reports		18
Custodian fees		17
Trustees’ fees		10
Other expenses	+	9

Total expenses		8,577
Expense reduction by adviser and Schwab	−	815

Net expenses		7,762

Increase (Decrease) in Net Assets from Operations
Total investment income		6,207
Net expenses	−	7,762

Net investment loss		(1,555)
Net realized losses		(17,350)
Net unrealized gains	+	40,313

Increase in net assets from operations		$21,408

[1]	Effective September 28, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 69

 Schwab Hedged Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment loss		($1,555)	($1,611)
Net realized gains (losses)		(17,350)	9,369
Net unrealized gains (losses)	+	40,313	(182,720)

Increase (Decrease) in net assets from operations		21,408	(174,962)

Distributions to shareholders[1]
Distributions from net investment income
Investor Shares		-	1,512
Select Shares	+	324	8,315

Total distributions from net investment income		$324	$9,827

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		5,287	$63,442	1,439	$21,463
Select Shares	+	11,514	147,734	7,429	111,815

Total shares sold		16,801	$211,176	8,868	$133,278

Shares Reinvested
Investor Shares		-	$-	90	$1,392
Select Shares	+	20	250	424	6,600

Total shares reinvested		20	$250	514	$7,992

Shares Redeemed
Investor Shares		(11,582)	($147,840)	(8,135)	($121,483)
Select Shares	+	(16,134)	(200,712)	(38,408)	(572,804)

Total shares redeemed		(27,716)	($348,552)	(46,543)	($694,287)

Net transactions in fund shares		(10,895)	($137,126)	(37,161)	($553,017)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,612	$421,575	70,773	$1,159,381
Total decrease	+	(10,895)	(116,042)	(37,161)	(737,806)

End of period		22,717	$305,533	33,612	$421,575

[1]	Effective September 28, 2009, all outstanding Investor Shares (4,323 shares valued at $59,345) combined with Select Shares, resulting in a single class of shares of the fund.

70 See financial notes

Schwab Financial Services Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	9.05	15.88	15.75	14.42	13.12

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.18	0.18	0.10	0.12
Net realized and unrealized gains (losses)	(0.21)	(6.78)	0.25	1.98	2.21

Total from investment operations	(0.13)	(6.60)	0.43	2.08	2.33
Less distributions:
Distributions from net investment income	(0.15)	(0.21)	(0.11)	(0.11)	(0.09)
Distributions from net realized gains	—	(0.02)	(0.19)	(0.64)	(0.94)

Total distributions	(0.15)	(0.23)	(0.30)	(0.75)	(1.03)

Net asset value at end of period	8.77	9.05	15.88	15.75	14.42

Total return (%)	(1.10)	(42.08)	2.75	14.85	18.62

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.96 [1]	0.94	0.90	0.98	1.07
Gross operating expenses	0.99	0.94	0.90	0.98	1.15
Net investment income (loss)	0.91	1.56	1.06	0.87	1.01
Portfolio turnover rate	47	59	54	57	74
Net assets, end of period ($ x 1,000,000)	64	84	94	95	29

1 Effective July 1, 2009, the net operating expense limitation was lowered. The ratio presented for period ended October 31, 2009 is a blended rate. Please see financial note 4 for more information.

See financial notes 71

 Schwab Financial Services Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.1%	Common Stock	67,795	62,973
1.3%	Short-Term Investment	863	863

99.4%	Total Investments	68,658	63,836
0.6%	Other Assets and Liabilities, Net		366

100.0%	Total Net Assets		64,202

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 98.1% of net assets

Banks 16.2%
BancFirst Corp.	18,900	683
Bank of Hawaii Corp.	10,000	444
CapitalSource, Inc.	305,200	1,087
East West Bancorp, Inc.	43,600	394
Fifth Third Bancorp	67,100	600
First Citizens BancShares, Inc., Class A	6,908	1,029
First Horizon National Corp. *	31,784	376
Huntington Bancshares, Inc.	213,400	813
MGIC Investment Corp. *	115,400	497
Santander BanCorp *	21,600	248
Susquehanna Bancshares, Inc.	10,900	60
SVB Financial Group *	19,700	813
Synovus Financial Corp.	90,300	200
The South Financial Group, Inc.	50,100	40
UMB Financial Corp.	29,700	1,181
Wells Fargo & Co.	55,100	1,516
Wintrust Financial Corp.	15,200	429

		10,410

Diversified Financials 47.7%
Affiliated Managers Group, Inc. *	7,200	457
American Express Co.	44,800	1,561
AmeriCredit Corp. *	46,200	815
Bank of America Corp.	228,300	3,329
BlackRock, Inc.	7,600	1,645
Capital One Financial Corp.	39,200	1,435
Citigroup, Inc.	144,100	589
Discover Financial Services	166,400	2,353
GAMCO Investors, Inc., Class A	7,600	321
GFI Group, Inc.	8,800	45
Interactive Brokers Group, Inc., Class A *	69,300	1,109
Investment Technology Group, Inc. *	20,200	436
JPMorgan Chase & Co.	100,000	4,177
LaBranche & Co., Inc. *	67,770	187
Lazard Ltd., Class A	27,200	1,027
MarketAxess Holdings, Inc. *	25,300	301
Moody’s Corp.	5,900	140
Morgan Stanley	97,200	3,122
Nelnet, Inc., Class A *	37,400	525
PHH Corp. *	47,700	771
Piper Jaffray Cos., Inc. *	6,300	292
Raymond James Financial, Inc.	12,600	297
SWS Group, Inc.	8,000	107
TD Ameritrade Holding Corp. *	64,200	1,239
Teton Advisors, Inc., Class B (a)(b)*	276	—
The Goldman Sachs Group, Inc.	22,900	3,897
TradeStation Group, Inc. *	55,000	425

		30,602

Insurance 20.8%
American Financial Group, Inc.	65,650	1,615
Arch Capital Group Ltd. *	8,500	573
Aspen Insurance Holdings Ltd.	8,300	214
Axis Capital Holdings Ltd.	17,800	514
Delphi Financial Group, Inc., Class A	4,400	95
FBL Financial Group, Inc., Class A	2,300	46
Genworth Financial, Inc., Class A *	18,700	199
MetLife, Inc.	47,100	1,603
National Financial Partners Corp. *	7,600	62
Platinum Underwriters Holdings Ltd.	13,600	486
Principal Financial Group, Inc.	10,000	250
Protective Life Corp.	5,200	100
Prudential Financial, Inc.	40,500	1,832
The Chubb Corp.	23,200	1,126
The Travelers Cos., Inc.	51,000	2,539
Transatlantic Holdings, Inc.	7,300	369
Unum Group	86,600	1,728

		13,351

Real Estate 7.5%
AMB Property Corp.	3,400	75
BRE Properties, Inc.	2,100	57
CBL & Associates Properties, Inc.	19,300	158
Colonial Properties Trust	33,600	354
Corporate Office Properties Trust	11,700	388
DiamondRock Hospitality Co. *	10,000	76
Equity Residential	9,500	274
HCP, Inc.	9,000	266
Hospitality Properties Trust	21,200	410
Host Hotels & Resorts, Inc.	19,000	192
HRPT Properties Trust	47,200	332
Liberty Property Trust	5,800	170
Mack-Cali Realty Corp.	1,600	50
National Retail Properties, Inc.	19,500	378
ProLogis	5,400	61
Public Storage, Inc.	7,000	515
Rayonier, Inc.	4,300	166
Simon Property Group, Inc.	10,873	738
SL Green Realty Corp.	4,900	190

		4,850

72 See financial notes

 Schwab Financial Services Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Software & Services 5.9%
Euronet Worldwide, Inc. *	25,000	591
MasterCard, Inc., Class A	7,000	1,533
Western Union Co.	90,000	1,636

		3,760

Total Common Stock (Cost $67,795)		62,973

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investment 1.3% of net assets

Commercial Paper & Other Obligation 1.3%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	863	863

Total Short-Term Investment (Cost $863)		863

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $68,668 and the unrealized appreciation and depreciation were $5,195 and ($10,027), respectively, with a net unrealized depreciation of ($4,832).

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.

See financial notes 73

 Schwab Financial Services Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $68,658)		$63,836
Receivables:
Investments sold		299
Fund shares sold		173
Dividends		42
Prepaid expenses	+	1

Total assets		64,351

Liabilities
Payables:
Investment advisers and administrator fees		3
Shareholder services fees to affiliate		3
Fund shares redeemed		112
Accrued expenses	+	31

Total liabilities		149

Net Assets
Total assets		64,351
Total liabilities	−	149

Net assets		$64,202
Net Assets by Source
Capital received from investors		106,214
Net investment income not yet distributed		281
Net realized capital losses		(37,471)
Net unrealized capital losses		(4,822)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$64,202		7,323		$8.77

74 See financial notes

 Schwab Financial Services Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net foreign withholding tax of $1)		$1,180
Interest		1
Securities on loan	+	43

Total investment income		1,224

Net Realized Gains and Losses
Net realized losses on investments		(28,643)

Net Unrealized Gains and Losses
Net unrealized gains on investments		25,525

Expenses
Investment adviser and administrator fees		353
Transfer agent and shareholder service fees		184
Portfolio accounting fees		37
Professional fees		30
Registration fees		20
Shareholder reports		12
Trustees’ fees		6
Custodian fees		5
Other expenses	+	2

Total expenses		649
Expense reduction by adviser and Schwab	−	21

Net expenses		628

Increase (Decrease) in Net Assets from Operations
Total investment income		1,224
Net expenses	−	628

Net investment income		596
Net realized losses		(28,643)
Net unrealized gains	+	25,525

Decrease in net assets from operations		($2,522)

See financial notes 75

 Schwab Financial Services Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$596	$1,364
Net realized losses		(28,643)	(8,838)
Net unrealized gains (losses)	+	25,525	(41,408)

Decrease in net assets from operations		(2,522)	(48,882)

Distributions to Shareholders
Distribution from net investment income		1,346	1,182
Distribution from net realized gains	+	—	140

Total distributions		$1,346	$1,322

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		3,170	$23,404	6,693	$82,051
Shares Reinvested		166	1,229	83	1,188
Shares Redeemed	+	(5,323)	(40,815)	(3,361)	(42,425)

Net transactions in fund shares		(1,987)	($16,182)	3,415	$40,814

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,310	$84,252	5,895	$93,642
Total increase or decrease	+	(1,987)	(20,050)	3,415	(9,390)

End of period		7,323	$64,202	9,310	$84,252

Net investment income not yet distributed			$281		$989

76 See financial notes

Schwab Health Care Fundtm

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	12.55	17.08	15.05	14.03	10.78

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.08	0.05	(0.01)	(0.02)
Net realized and unrealized gains (losses)	0.82	(4.46)	2.11	1.03	3.27

Total from investment operations	0.95	(4.38)	2.16	1.02	3.25
Less distributions:
Distributions from net investment income	(0.09)	(0.05)	—	—	—
Distributions from net realized gains	—	(0.10)	(0.13)	—	—

Total distributions	(0.09)	(0.15)	(0.13)	—	—

Net asset value at end of period	13.41	12.55	17.08	15.05	14.03

Total return (%)	7.65	(25.87)	14.49	7.27	30.15

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.83 [1]	0.82	0.82	0.84	0.89
Gross operating expenses	0.85	0.82	0.82	0.84	0.89
Net investment income (loss)	0.88	0.48	0.32	(0.07)	(0.28)
Portfolio turnover rate	36	50	34	76	42
Net assets, end of period ($ x 1,000,000)	430	545	834	611	397

1 Effective July 1, 2009, the net operating expense limitation was lowered. The ratio presented for period ended October 31, 2009 is a blended rate. Please see financial note 4 for more information.

See financial notes 77

 Schwab Health Care Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

78.7%	Common Stock	345,961	338,941
18.3%	Foreign Common Stock	73,769	78,855
0.5%	Other Investment Company	2,060	2,132
2.5%	Short-Term Investments	10,628	10,628

100.0%	Total Investments	432,418	430,556
0.0%	Other Assets and Liabilities, Net		(166)

100.0%	Total Net Assets		430,390

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 78.7% of net assets

Health Care Equipment & Services 30.5%
American Medical Systems Holdings, Inc. *	35,000	540
AmerisourceBergen Corp.	275,000	6,091
AmSurg Corp. *	15,000	316
Baxter International, Inc.	225,000	12,163
Beckman Coulter, Inc.	75,000	4,825
Becton Dickinson & Co.	100,000	6,836
Boston Scientific Corp. *	800,000	6,496
Centene Corp. *	75,000	1,337
Cerner Corp. *	50,000	3,802
CIGNA Corp.	175,000	4,872
Covidien plc	110,000	4,633
DaVita, Inc. *	100,000	5,303
Diagnosticos da America S.A. *	26,900	666
Emergency Medical Services Corp., Class A *	15,000	720
Ensign Group, Inc.	10,000	148
ev3, Inc. *	50,000	589
Express Scripts, Inc. *	130,000	10,390
Haemonetics Corp. *	5,000	258
Henry Schein, Inc. *	35,000	1,849
Hologic, Inc. *	50,000	739
Hospira, Inc. *	50,000	2,232
Humana, Inc. *	50,000	1,879
ICU Medical, Inc. *	25,000	875
Invacare Corp.	175,000	3,925
inVentiv Health, Inc. *	60,000	1,019
Kindred Healthcare, Inc. *	75,000	1,102
LifePoint Hospitals, Inc. *	50,000	1,416
McKesson Corp.	175,000	10,278
Medco Health Solutions, Inc. *	100,000	5,612
Merit Medical Systems, Inc. *	50,000	849
Omnicare, Inc.	115,000	2,492
Owens & Minor, Inc.	25,000	1,022
PharMerica Corp. *	30,000	463
Quest Diagnostics, Inc.	175,000	9,788
ResMed, Inc. *	25,000	1,230
Sirona Dental Systems, Inc. *	35,000	942
STERIS Corp.	60,000	1,756
Synovis Life Technologies, Inc. *	30,000	362
Teleflex, Inc.	35,000	1,741
Tenet Healthcare Corp. *	150,000	768
The Cooper Cos., Inc.	10,000	280
UnitedHealth Group, Inc.	200,000	5,190
Universal Health Services, Inc., Class B	25,000	1,391
WellPoint, Inc. *	50,000	2,338

		131,523

Pharmaceuticals, Biotechnology & Life Sciences 48.2%
Abbott Laboratories	300,000	15,171
Accelrys, Inc. *	30,000	163
Albany Molecular Research, Inc. *	25,000	203
Alexion Pharmaceuticals, Inc. *	50,000	2,220
Alkermes, Inc. *	100,000	797
Allergan, Inc.	65,000	3,656
Amgen, Inc. *	375,000	20,149
Bio-Rad Laboratories, Inc., Class A *	10,000	894
Biogen Idec, Inc. *	240,000	10,111
Bristol-Myers Squibb Co.	550,000	11,990
Cephalon, Inc. *	110,000	6,004
Eli Lilly & Co.	125,000	4,251
Endo Pharmaceuticals Holdings, Inc. *	175,000	3,920
Enzon Pharmaceuticals, Inc. *	50,000	419
Forest Laboratories, Inc. *	300,000	8,301
Johnson & Johnson	400,000	23,620
King Pharmaceuticals, Inc. *	475,000	4,812
Life Technologies Corp. *	175,000	8,255
Martek Biosciences Corp. *	125,000	2,245
Maxygen, Inc. *	50,000	279
Medicis Pharmaceutical Corp., Class A	175,000	3,705
Merck & Co., Inc. *	575,000	17,785
Millipore Corp. *	80,000	5,361
Mylan, Inc. *	125,000	2,030
Nabi Biopharmaceuticals *	75,000	244
Par Pharmaceutical Cos., Inc. *	100,000	2,097
Perrigo Co.	10,000	372
Pfizer, Inc.	1,400,000	23,842
Techne Corp.	15,000	938
Thermo Fisher Scientific, Inc. *	200,000	9,000
Valeant Pharmaceuticals International *	100,000	2,940
ViroPharma, Inc. *	150,000	1,131
Warner Chilcott plc, Class A *	125,000	2,769
Watson Pharmaceuticals, Inc. *	225,000	7,744

		207,418

Total Common Stock (Cost $345,961)		338,941

78 See financial notes

 Schwab Health Care Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Foreign Common Stock 18.3% of net assets

Australia 0.4%

Health Care Equipment & Services 0.4%
Healthscope Ltd.	3,800	16
Primary Health Care Ltd.	276,100	1,502

		1,518

Belgium 0.3%

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
UCB S.A.	33,700	1,439

Canada 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Biovail Corp.	25,400	343
QLT, Inc. *	59,400	200

		543

China 0.0%

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Sino Biopharmaceutical Ltd. *	200,000	69

Denmark 1.0%

Health Care Equipment & Services 0.4%
Coloplast A/S, Class B	12,100	988
GN Store Nord A/S *	68,400	384
William Demant Holdings A/S *	6,800	484

		1,856

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
H. Lundbeck A/S	21,000	407
Novo Nordisk A/S, Class B	35,500	2,205

		2,612

		4,468

France 2.6%

Health Care Equipment & Services 0.3%
bioMerieux	4,600	511
Essilor International S.A.	16,600	929

		1,440

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Sanofi-Aventis	134,400	9,852

		11,292

Germany 1.3%

Health Care Equipment & Services 0.4%
Celesio AG	57,200	1,419
Fresenius Medical Care AG & Co. KGaA	6,400	311

		1,730

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Bayer AG	52,800	3,663
Stada Arzneimittel AG	15,000	402

		4,065

		5,795

Hong Kong 0.3%

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
China Pharmaceutical Group Ltd.	1,770,000	993
China Shineway Pharmaceutical Group Ltd.	75,000	105

		1,098

Indonesia 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
PT Kalbe Farma Tbk	2,000,000	251

Israel 0.4%

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Teva Pharmaceutical Industries Ltd.	29,900	1,507

Italy 0.2%

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Recordati S.p.A.	100,000	776

Japan 3.3%

Health Care Equipment & Services 0.7%
Fukuda Denshi Co., Ltd.	18,000	469
Medipal Holdings Corp.	12,000	168
Miraca Holdings, Inc.	66,000	2,135
Olympus Corp.	2,000	62
Terumo Corp.	3,000	158

		2,992

Household & Personal Products 0.0%
Kobayashi Pharmaceutical Co., Ltd.	1,000	43

Pharmaceuticals, Biotechnology & Life Sciences 2.6%
Astellas Pharma, Inc.	73,000	2,688
Chugai Pharmaceutical Co., Ltd.	24,000	470
Dainippon Sumitomo Pharma Co., Ltd.	127,000	1,320
Ono Pharmaceutical Co., Ltd.	11,000	522
Santen Pharmaceutical Co., Ltd.	58,000	1,990
Takeda Pharmaceutical Co., Ltd.	106,000	4,239

		11,229

		14,264

Malaysia 0.1%

Health Care Equipment & Services 0.1%
Kossan Rubber Industries	39,700	59
KPJ Healthcare Bhd	15,000	19
Top Glove Corp Bhd	110,000	262

		340

See financial notes 79

 Schwab Health Care Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Republic of Korea 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Chong Kun Dang Pharm Corp.	12,500	229
LG Life Sciences Ltd. *	5,600	324

		553

Spain 0.2%

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Almirall S.A.	56,000	740

Switzerland 4.4%

Health Care Equipment & Services 0.3%
Nobel Biocare Holding AG - Reg’d	15,300	434
Synthes, Inc.	9,100	1,080

		1,514

Pharmaceuticals, Biotechnology & Life Sciences 4.1%
Actelion Ltd. - Reg’d *	19,500	1,075
Novartis AG - Reg’d	104,500	5,442
Roche Holding AG	64,400	10,314
Tecan AG	11,200	686

		17,517

		19,031

United Kingdom 3.5%

Health Care Equipment & Services 0.2%
Smith & Nephew plc	61,200	541
Southern Cross Healthcare Ltd. *	115,800	233

		774

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
AstraZeneca plc	176,500	7,923
GlaxoSmithKline plc	315,600	6,474

		14,397

		15,171

Total Foreign Common Stock (Cost $73,769)		78,855

Other Investment Company 0.5% of net assets

United States 0.5%
iShares MSCI EAFE Index Fund	40,000	2,132

Total Other Investment Company (Cost $2,060)		2,132

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)

Short-Term Investments 2.5% of net assets

Commercial Paper & Other Obligations 1.9%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	8,048	8,048

U.S. Treasury Obligation 0.6%
U.S. Treasury Bills
0.08%, 12/17/09 (a)	2,580	2,580

Total Short-Term Investments (Cost $10,628)		10,628

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $432, 540 and the unrealized appreciation and depreciation were $38,145 and ($40,129), respectively, with a net unrealized depreciation of ($1,984).

At 10/31/09, the values of certain foreign securities held by the fund aggregating $78,312 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.

Reg’d	— Registered

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

S & P 500 Index, e-mini, Long, expires 12/18/09	125	6,456	(27)

80 See financial notes

 Schwab Health Care Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $432,418)		$430,556
Receivables:
Dividends		512
Fund shares sold		154
Foreign tax reclaims		58
Prepaid expenses	+	8

Total assets		431,288

Liabilities
Payables:
Investment adviser and administrator fees		5
Shareholder services fees to affiliate		18
Fund shares redeemed		647
Due to brokers for futures		179
Accrued expenses	+	49

Total liabilities		898

Net Assets
Total assets		431,288
Total liabilities	−	898

Net assets		430,390
Net Assets by Source
Capital received from investors		476,400
Net investment income not yet distributed		4,089
Net realized capital losses		(48,217)
Net unrealized capital losses		(1,882)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$430,390		32,085		$13.41

See financial notes 81

 Schwab Health Care Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net foreign withholding tax of $91)		$8,042
Interest		13
Securities on loan	+	2

Total investment income		8,057

Net Realized Gains and Losses
Net realized losses on investments		(42,472)
Net realized gains on foreign currency transactions		379
Net realized gains on futures contracts	+	217

Net realized losses		(41,876)

Net Unrealized Gains and Losses
Net unrealized gains on investments		62,277
Net unrealized gains on futures contracts		2,182
Net unrealized gains on foreign currency translations	+	7

Net unrealized gains		64,466

Expenses
Investment adviser and administrator fees		2,545
Transfer agent and shareholder service fees		1,219
Shareholder reports		58
Portfolio accounting fees		49
Professional fees		35
Registration fees		33
Custodian fees		30
Trustees’ fees		10
Other expenses	+	12

Total expenses		3,991
Expense reduction by adviser and Schwab	−	74

Net expenses		3,917

Increase (Decrease) in Net Assets from Operations
Total investment income		8,057
Net expenses	−	3,917

Net investment income		4,140
Net realized losses		(41,876)
Net unrealized gains	+	64,466

Increase in net assets from operations		$26,730

82 See financial notes

 Schwab Health Care Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$4,140	$3,551
Net realized losses		(41,876)	(5,177)
Net unrealized gains (losses)	+	64,466	(209,234)

Increase (Decrease) in net assets from operations		26,730	(210,860)

Distributions to Shareholders
Distributions from net investment income		3,760	2,381
Distributions from net realized gains	+	-	4,855

Total distributions		$3,760	$7,236

Transactions in Fund Shares

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE
Shares Sold		4,546	$55,024	12,076	$187,775
Shares Reinvested		283	3,366	396	6,542
Shares Redeemed	+	(16,146)	(195,654)	(17,912)	(265,632)

Net transactions in fund shares		(11,317)	($137,264)	(5,440)	($71,315)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		43,402	$544,684	48,842	$834,095
Total decrease	+	(11,317)	(114,294)	(5,440)	($289,411)

End of period		32,085	$430,390	43,402	$544,684

Net investment income not yet distributed			$4,089		$3,430

See financial notes 83

Schwab® International Core Equity Fund

Financial Statements

Financial Highlights

	11/1/08–	5/30/08[2]–
	10/31/09[1]	10/31/08

Per-Share Data ($)

Net asset value at beginning of period	5.85	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06
Net realized and unrealized gains (losses)	1.46	(4.21)

Total from investment operations	1.49	(4.15)
Less distributions:
Distributions from net investment income	(0.09)	—

Net asset value at end of period	7.25	5.85

Total return (%)	25.98	(41.50)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.86	0.86	[4]
Gross operating expenses	1.60	1.39	[4]
Net investment income (loss)	1.19	1.67	[4]
Portfolio turnover rate	94	56	[3]
Net assets, end of period ($ x 1,000,000)	37	3

1 Effective October 7, 2009, the Investor Share class, the Select Share class and the Institutional Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Institutional Shares.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

84 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

97.9%	Common Stock	34,952	36,338
1.9%	Other Investment Company	706	706

99.8%	Total Investments	35,658	37,044
0.2%	Other Assets and Liabilities		80

100.0%	Net Assets		37,124

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 97.9% of net assets

Australia 9.4%

Banks 1.2%
Australia & New Zealand Banking Group Ltd.	8,864	181
Commonwealth Bank of Australia	5,672	262

		443

Commercial & Professional Supplies 0.5%
Downer EDI Ltd.	23,011	175

Consumer Services 0.1%
Tatts Group Ltd.	16,478	36

Energy 0.9%
Caltex Australia Ltd. *	20,214	183
Origin Energy Ltd.	10,485	151

		334

Food & Staples Retailing 1.3%
Metcash Ltd.	50,982	214
Woolworths Ltd.	10,148	260

		474

Insurance 0.7%
QBE Insurance Group Ltd.	12,711	256

Materials 3.7%
Amcor Ltd.	53,023	273
BHP Billiton Ltd.	13,143	431
Boral Ltd.	38,081	194
Mincor Resources NL	116,607	221
Orica Ltd.	4,029	85
Panoramic Resources, Ltd.	88,899	183

		1,387

Retailing 0.3%
David Jones Ltd.	9,079	43
JB Hi-Fi Ltd.	3,022	56

		99

Transportation 0.2%
Toll Holdings Ltd.	12,097	92

Utilities 0.5%
AGL Energy Ltd.	15,688	194

		3,490

Austria 0.7%

Banks 0.1%
Erste Group Bank AG	668	27

Transportation 0.6%
Oesterreichische Post AG	7,772	227

		254

Belgium 0.1%

Food & Staples Retailing 0.1%
Delhaize Group	427	29

Canada 0.1%

Materials 0.1%
Cascades, Inc.	5,600	36

China 0.7%

Banks 0.7%
Bank of China Ltd., Class H	96,000	56
Industrial & Commercial Bank of China Ltd., Class H	269,000	214

		270

Denmark 0.7%

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Novo Nordisk A/S, Class B	4,447	276

Finland 1.4%

Materials 0.8%
Huhtamaki Oyj	22,259	301

Software & Services 0.6%
Tieto Oyj	10,744	214

		515

France 9.6%

Automobiles & Components 1.0%
Compagnie Generale des Etablissements Michelin, Class B	2,805	208
Valeo S.A. *	5,529	150

		358

Banks 1.1%
BNP Paribas	3,451	260
Societe Generale	2,171	144

		404

See financial notes 85

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Capital Goods 0.7%
Alstom S.A.	977	68
Bouygues S.A.	1,035	49
Safran S.A.	2,135	34
Vinci S.A.	2,069	108

		259

Consumer Durables & Apparel 0.2%
LVMH Moet Hennessy Louis Vuitton S.A.	830	86

Food & Staples Retailing 0.7%
Rallye S.A.	8,092	275

Insurance 1.5%
AXA S.A.	13,714	341
CNP Assurances	2,024	196

		537

Materials 0.2%
Air Liquide S.A.	599	64

Media 1.4%
Publicis Groupe	6,500	247
Vivendi	9,396	261

		508

Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Sanofi-Aventis	8,267	606

Retailing 0.1%
PPR	483	52

Telecommunication Services 1.1%
France Telecom S.A.	16,579	411

		3,560

Germany 6.6%

Automobiles & Components 0.7%
Bayerische Motoren Werke AG	4,930	241

Capital Goods 0.9%
Bilfinger Berger AG	849	55
MTU Aero Engines Holding AG	6,153	279

		334

Consumer Durables & Apparel 0.6%
Puma AG Rudolf Dassler Sport	731	224

Diversified Financials 0.2%
Deutsche Boerse AG	1,059	86

Insurance 0.8%
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	1,947	308

Materials 1.0%
BASF SE	7,061	378

Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Bayer AG	5,770	401

Utilities 1.3%
E.ON AG	4,294	165
RWE AG	3,653	320

		485

		2,457

Greece 0.4%

Banks 0.2%
National Bank of Greece S.A. *	2,228	82

Consumer Services 0.2%
OPAP S.A.	2,295	58

		140

Hong Kong 4.3%

Banks 0.9%
Hang Seng Bank Ltd.	14,900	211
Industrial & Commercial Bank of China (Asia) Ltd.	50,000	116

		327

Energy 1.0%
CNOOC Ltd.	187,000	280
CNPC Hong Kong Ltd.	80,000	85

		365

Real Estate 0.8%
Great Eagle Holdings Ltd.	20,000	53
Sun Hung Kai Properties Ltd.	17,000	257

		310

Technology Hardware & Equipment 0.7%
VTech Holdings Ltd.	31,000	258

Telecommunication Services 0.1%
China Mobile Ltd.	3,500	33

Utilities 0.8%
CLP Holdings Ltd.	5,500	37
Hongkong Electric Holdings Ltd.	49,000	262

		299

		1,592

Italy 2.2%

Banks 0.8%
Intesa Sanpaolo *	28,854	121
UniCredit S.p.A. *	53,379	179

		300

Capital Goods 0.3%
Prysmian S.p.A.	5,656	99

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Recordati S.p.A.	40,675	316

Utilities 0.3%
Enel S.p.A.	20,025	119

		834

Japan 22.1%

Automobiles & Components 1.5%
Nhk Spring Co., Ltd.	36,000	281
Nissan Shatai Co., Ltd.	31,000	261

		542

Banks 2.1%
Bank of The Ryukyus Ltd.	20,200	217
The Kagoshima Bank Ltd.	36,000	266

86 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)
The San-in Godo Bank Ltd.	33,000	287

		770

Capital Goods 4.2%
Itochu Corp.	31,000	196
Marubeni Corp.	24,000	119
Mitsubishi Corp.	10,200	216
Mitsui & Co., Ltd.	17,700	232
NEC Networks & System Integration Corp.	10,100	123
Nippo Corp.	31,000	239
Noritz Corp.	11,200	142
Sanki Engineering Co., Ltd.	14,000	103
Sumitomo Corp.	17,700	172

		1,542

Commercial & Professional Supplies 0.6%
Duskin Co., Ltd.	12,200	220

Consumer Durables & Apparel 0.8%
Heiwa Corp.	20,100	197
Tomy Co., Ltd.	11,100	98

		295

Consumer Services 0.5%
Ohsho Food Service Corp.	6,700	191

Diversified Financials 0.4%
Hitachi Capital Corp.	7,800	99
Promise Co., Ltd.	10,700	68

		167

Food & Staples Retailing 0.2%
Heiwado Co., Ltd.	3,600	47
Matsumotokiyoshi Holdings Co., Ltd.	1,600	37

		84

Food, Beverage & Tobacco 2.9%
Asahi Breweries Ltd.	4,400	78
Morinaga Milk Industry Co., Ltd.	63,000	294
Nippon Meat Packers, Inc.	12,000	141
Nisshin Seifun Group, Inc.	20,500	273
Toyo Suisan Kaisha Ltd.	11,000	288

		1,074

Health Care Equipment & Services 1.2%
Miraca Holdings, Inc.	7,800	252
Nipro Corp.	8,200	177

		429

Household & Personal Products 0.7%
Kobayashi Pharmaceutical Co., Ltd.	6,200	267

Insurance 0.5%
Tokio Marine Holdings, Inc.	7,700	197

Materials 1.5%
Hitachi Chemical Co., Ltd.	2,800	56
Nippon Soda Co., Ltd.	52,000	209
Rengo Co., Ltd.	18,000	101
Tokyo Steel Manufacturing Co., Ltd.	13,800	181

		547

Real Estate 1.2%
Daito Trust Construction Co., Ltd.	3,700	154
Daiwa House Industry Co., Ltd.	19,000	203
Leopalace21 Corp.	18,100	98

		455

Retailing 0.8%
K’s Holdings Corp.	3,400	110
Shimachu Co., Ltd.	7,700	182

		292

Semiconductors & Semiconductor Equipment 0.4%
Mimasu Semiconductor Industry Co., Ltd.	9,500	123
Rohm Co., Ltd.	500	33

		156

Technology Hardware & Equipment 1.3%
Canon, Inc.	10,600	400
Nohmi Bosai Ltd.	9,000	66

		466

Telecommunication Services 0.6%
Nippon Telegraph & Telephone Corp.	1,800	74
NTT DoCoMo, Inc.	116	168

		242

Transportation 0.7%
Nippon Express Co., Ltd.	39,000	160
Seino Holdings Co., Ltd.	15,000	111

		271

		8,207

Mexico 0.6%

Materials 0.6%
Grupo Mexico S.A.B. de C.V., Series B *	104,829	206

Netherlands 0.8%

Capital Goods 0.2%
European Aeronautic Defence & Space Co.	3,470	65

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	4,195	53

Food, Beverage & Tobacco 0.5%
Unilever N.V.	6,098	188

		306

Norway 1.0%

Energy 1.0%
StatoiHydro A.S.A.	1,700	40
TGS Nopec Geophysical Co., A.S.A. *	18,800	285
Acergy S.A.	4,600	58

		383

Portugal 0.8%

Materials 0.1%
Cimpor-Cimentos de Portugal, SGPS, S.A.	4,965	39

Telecommunication Services 0.6%
Portugal Telecom, SGPS, S.A. - Reg’d	18,983	217

Utilities 0.1%
EDP - Energias de Portugal S.A.	7,801	34

		290

See financial notes 87

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Republic of Korea 1.3%

Consumer Durables & Apparel 0.2%
LG Electronics, Inc.	887	82

Consumer Services 0.2%
Kangwon Land, Inc.	5,090	68

Materials 0.8%
Korea Zinc Co., Ltd.	522	81
LG Chem Ltd.	1,183	204

		285

Semiconductors & Semiconductor Equipment 0.1%
Samsung Electronics Co., Ltd.	60	36

		471

Singapore 1.3%

Banks 0.6%
Oversea-Chinese Banking Corp., Ltd.	28,000	151
United Overseas Bank Ltd.	5,000	60

		211

Real Estate 0.4%
Ho Bee Investment Ltd.	140,000	138

Technology Hardware & Equipment 0.3%
Venture Corp., Ltd.	20,000	128

		477

Spain 5.9%

Banks 2.8%
Banco Bilbao Vizcaya Argentaria S.A.	13,875	248
Banco de Sabadell S.A.	11,288	76
Banco Popular Espanol S.A.	21,453	191
Banco Santander S.A.	31,712	511

		1,026

Capital Goods 0.2%
Duro Felguera S.A.	8,999	89

Diversified Financials 0.1%
Corporacion Financiera Alba S.A.	823	43

Telecommunication Services 2.0%
Telefonica S.A.	27,164	759

Utilities 0.8%
Endesa S.A.	8,582	285

		2,202

Sweden 2.4%

Capital Goods 1.1%
Alfa Laval AB	13,046	159
Skanska AB, B Shares	15,794	232

		391

Consumer Durables & Apparel 0.6%
Electrolux AB, B Shares *	10,041	241

Materials 0.7%
Boliden AB	20,284	244

		876

Switzerland 5.5%

Capital Goods 1.2%
Geberit AG - Reg’d	1,417	234
Schindler Holding AG	2,889	198

		432

Diversified Financials 0.7%
Credit Suisse Group AG - Reg’d	4,629	247

Food, Beverage & Tobacco 1.4%
Nestle S.A. - Reg’d	11,189	520

Insurance 0.3%
Baloise Holding AG - Reg’d	842	72
Zurich Financial Services AG - Reg’d	218	50

		122

Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Novartis AG - Reg’d	8,331	434
Roche Holding AG	1,690	271

		705

		2,026

United Kingdom 20.0%

Banks 3.2%
Barclays plc *	37,910	199
HSBC Holdings plc	67,411	745
Lloyds Banking Group plc *	33,400	47
Standard Chartered plc	7,663	188

		1,179

Capital Goods 1.4%
IMI plc	22,271	157
Invensys plc	23,121	107
Travis Perkins plc	19,246	237

		501

Diversified Financials 2.2%
International Personal Finance	60,964	205
Provident Financial plc	14,397	219
Tullett Prebon plc	66,339	394

		818

Energy 4.8%
AMEC plc	18,442	243
BP plc	75,070	703
Petrofac Ltd.	17,872	275
Royal Dutch Shell plc, B Share	20,096	579

		1,800

Food, Beverage & Tobacco 0.7%
Britvic plc	48,387	277

Insurance 0.6%
Legal & General Group plc	176,927	227

Materials 1.1%
Anglo American plc *	2,896	105
Antofagasta plc	17,680	223
Kazakhmys plc *	4,011	71

		399

Media 0.4%
Daily Mail & General Trust plc, Class A	21,401	139

88 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

Pharmaceuticals, Biotechnology & Life Sciences 2.7%
AstraZeneca plc	9,235	414
GlaxoSmithKline plc	28,898	593

		1,007

Retailing 0.4%
WH Smith plc	17,508	144

Software & Services 0.7%
Logica plc	133,904	254

Technology Hardware & Equipment 0.4%
Spirent Communications plc	106,116	160

Transportation 0.7%
Go-Ahead Group plc	11,302	263

Utilities 0.7%
National Grid plc	27,538	273

		7,441

Total Common Stock (Cost $34,952)		36,338

Other Investment Company 1.9% of net assets

United States 1.9%
State Street Institutional Liquid Reserves Fund - Institutional Class	705,561	706

Total Other Investment Company (Cost $706)		706

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09, the tax basis cost of the fund’s investments was $35,822 and the unrealized appreciation and depreciation were $4,260 and ($3,038), respectively, with a net unrealized appreciation of $1,222.

At 10/31/09, the values of certain foreign securities held by the fund aggregating $36,096 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.

Reg’d	— Registered

See financial notes 89

 Schwab International Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $35,658)		$37,044
Foreign currency, at value (cost $33)		33
Receivables:
Dividends		59
Fund shares sold		42
Foreign tax reclaims	+	28

Total assets		37,206

Liabilities
Payables:
Investment advisers and administrator fees		6
Fund shares redeemed		30
Accrued expenses	+	46

Total liabilities		82

Net Assets
Total assets		37,206
Total liabilities	−	82

Net assets		37,124
Net Assets by Source
Capital received from investors		56,314
Net investment income not yet distributed		705
Net realized capital losses		(21,284)
Net unrealized capital gains		1,389

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$37,124		5,123		$7.25

90 See financial notes

 Schwab International Core Equity Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $88)		$1,037
Interest	+	4

Total investment income		1,041

Net Realized Gains and Losses
Net realized losses on investments		(14,090)
Net realized gains on foreign currency transactions	+	17

Net realized losses		(14,073)

Net Unrealized Gains and Losses
Net unrealized gains on investments		21,220
Net unrealized losses on foreign currency translations	+	(2)

Net unrealized gains		21,218

Expenses
Investment adviser and administrator fees		235
Transfer agent and shareholder service fees:
Investor Shares[1]		51
Select Shares[1]		14
Institutional Shares		12
Portfolio accounting fees		61
Professional fees		46
Registration fees		32
Shareholder reports		31
Custodian fees		25
Trustees’ fees		6
Other expenses	+	5

Total expenses		518
Expense reduction by adviser and Schwab	−	211

Net expenses		307

Increase (Decrease) in Net Assets from Operations
Total investment income		1,041
Net expenses	−	307

Net investment income		734
Net realized losses		(14,073)
Net unrealized gains	+	21,218

Increase in net assets from operations		$7,879

[1]	Effective October 7, 2009, all outstanding Investor Shares and Select Shares combined with Institutional Shares, resulting in a single class of shares of the fund.

See financial notes 91

 Schwab International Core Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	05/30/08*-10/31/08
Net investment income		$734	$328
Net realized losses		(14,073)	(7,108)
Net unrealized gains (losses)	+	21,218	(19,829)

Increase (Decrease) in net assets from operations		7,879	(26,609)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		283	—
Select Shares		135	—
Institutional Shares	+	42	—

Total distributions from net investment income		$460	$-

Transactions in Fund Shares[1]

		11/01/08-10/31/09		05/30/08*-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		321	$1,872	4,667	$46,199
Select Shares		247	1,344	2,361	23,461
Institutional Shares	+	4,933	36,215	458	4,508

Total shares sold		5,501	$39,431	7,486	$74,168

Shares Reinvested
Investor Shares		45	$249	—	$-
Select Shares		20	111	—	—
Institutional Shares	+	1	5	—	—

Total shares reinvested		66	$365	—	$-

Shares Redeemed
Investor Shares		(4,002)	($28,220)	(1,031)	($8,130)
Select Shares		(1,826)	(12,883)	(802)	(6,373)
Institutional Shares	+	(269)	(2,044)	-	-

Total shares redeemed		(6,097)	($43,147)	(1,833)	($14,503)

Net transactions in fund shares		(530)	($3,351)	5,653	$59,665

Shares Outstanding and Net Assets
		11/01/08-10/31/09		05/30/08*-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,653	$33,056	—	$-
Total increase or decrease	+	(530)	4,068	5,653	33,056

End of period		5,123	$37,124	5,653	$33,056

Net Investment income not yet distributed			$705		$404

*	Commencement of operations.

[1]	Effective October 7, 2009, all outstanding Investor Shares (3,284 shares valued at $24,125) and Select Shares (1,480 shares valued at $10,870) combined with Institutional Shares, resulting in a single class of shares of the fund.

92 See financial notes

 Schwab Active Equity Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

Prior to September 29, 2009, the Schwab Premier Equity Fund, Schwab Small-Cap Equity Fund, and Schwab Hedged Equity Fund each offered two share classes: Investor Shares and Select Shares. Effective September 28, 2009, all outstanding Investor Shares of the Schwab Premier Equity Fund, Schwab Small-Cap Equity Fund, and Schwab Hedged Equity Fund were converted into Select Shares and each fund no longer offers separate share classes. Immediately after, and as a result of the conversion, each shareholder of the Investor Shares became an owner of Select Shares of the same fund. Prior to October 8, 2009, the Schwab Dividend Equity Fund and Schwab Large-Cap Growth Fund each offered two share classes: Investor Shares and Select Shares. Effective October 7, 2009, all outstanding Investor Shares of the Schwab Dividend Equity Fund and Schwab Large-Cap Growth Fund were converted into Select Shares and each fund no longer offers separate share classes. Immediately after, and as a result of the conversion, each shareholder of the Investor Shares became an owner of Select Shares of the same fund. Prior to October 8, 2009, the Schwab International Core Equity Fund offered three share classes: Investor Shares, Select Shares and Institutional Shares. Effective October 7, 2009, all outstanding Investor Shares and Select Shares of the Schwab International Core Equity Fund were converted into Institutional Shares and the fund no longer offers separate share classes. Immediately after, and as a result of the conversion, each shareholder of the Investor Shares and Select Shares became an owner of Institutional Shares of the same fund. Schwab Core Equity Fund, Schwab Financial Services Fund, and Schwab Health Care Fund each offer one share class.

Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of a fund, as applicable. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

 93

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is delisted or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures and Forwards contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities. — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds

94

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 Prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require revised valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate revised valuations of international securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of October 31, 2009:

Schwab Premier Equity Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$362,368	$—	$—	$362,368
Other Investment Company	3,072	—	—	3,072
Short-Term Investment(a)	—	125	—	125

Total	$365,440	$125	$—	$365,565

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments — Futures Contracts*	$(63)	$—	$—	$(63)

 95

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Schwab Core Equity Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stock(a)	$1,708,535	$—	$—	$1,708,535
Other Investment Company	52,846	—	—	52,846
Short-Term Investment(a)	—	6,890	—	6,890

Total	$1,761,381	$6,890	$—	$1,768,271

Other Financial Instruments — Collateral Invested for Securities on Loan	$1,974	$—	$—	$1,974

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments — Futures Contracts*	$(1,077)	$—	$—	$(1,077)

Schwab Dividend Equity Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$1,275,525	$—	$—	$1,275,525
Short-Term Investment(a)	—	19,719	—	19,719

Total	$1,275,525	$19,719	$—	$1,295,244

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments — Futures Contracts*	$(77)	$—	$—	$(77)

Schwab Large-Cap Growth Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total**

Common Stock(a)	$355,682	$—	$—	$355,682
Other Investment Company	1,371	—	—	1,371
Short-Term Investment(a)	—	2,107	—	2,107

Total	$357,053	$2,107	$—	$359,160

96

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Schwab Small-Cap Equity Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$190,496	$—	$—	$190,496
Short-Term Investments(a)	—	11,213	—	11,213

Total	$190,496	$11,213	$—	$201,709

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments — Futures Contracts*	$(407)	$—	$—	$(407)

Schwab Hedged Equity Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$288,517	$—	$—	$288,517
Other Investment Company	12,803	—	—	12,803
Short-Term Investment(a)	—	2,254	—	2,254

Total	$301,320	$2,254	$—	$303,574

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Short Sales(a)	$(63,214)	$—	$—	$(63,214)

Total	$(63,214)	$—	$—	$(63,214)

Other Financial Instruments — Futures Contracts*	$(334)	$—	$—	$(334)

 97

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Schwab Financial Services Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total**

Common Stock(a)	$62,973	$—	$—	$62,973
Short-Term Investment(a)	—	863	—	863

Total	$62,973	$863	$—	$63,836

Schwab Health Care Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$338,941	$—	$—	$338,941
Foreign Common Stock(a)	—	78,312	—	78,312
Canada(a)	543	—	—	543
Other Investment Company(a)	2,132	—	—	2,132
Short-Term Investment(a)	—	10,628	—	10,628

Total	$341,616	$88,940	$—	$430,556

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments — Futures Contract*	($27)	$—	$—	($27)

Schwab International Core Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total**

Common Stock(a)	$—	$36,096	$—	$36,096
Canada(a)	36	—	—	36
Mexico(a)	206	—	—	206
Other Investment Company(a)	706	—	—	706

Total	$948	$36,096	$—	$37,044

*	Futures contracts are not included in Investments and are valued at the unrealized appreciation or depreciation.
**	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings

98

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

(b) Portfolio Investments:

Derivatives: The funds may invest in futures contracts to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

The Schwab International Core Equity Fund may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties and payments are generally only made between counterparties upon completion of the agreement.

Short Sale: The Schwab Hedged Equity Fund may sell securities short (sell securities it does not own). When it does so, the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.

Securities Lending: The funds may loan securities to certain brokers, dealers and other financial institutions that pay the funds negotiated fees. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter. If the value of the collateral falls below 100%, it will be adjusted the following day.

Repurchase Agreements: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

If the fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest and dividends accrued on securities sold short are recorded as an expense on the fund’s records.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction

 99

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

date. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gains or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends (net of foreign withholding tax) and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund within the trust are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, prior to the collapsing of the classes, net investment income, other than class specific expenses, and realized and unrealized gains or losses, were allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Corp., under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown

100

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — a funds’ performance also will lag these investments.

The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the funds to underperform its benchmark or other funds with a similar investment objective. The funds may invest in stocks that have not been ranked by Schwab’s research, and these stocks may underperform the funds’ stocks that have been ranked by Schwab’s research.

Certain funds may engage in short sale transactions in which a fund sells a security it does not own. To complete a short sale, a fund must borrow the security to deliver to the buyer. A fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

If the price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. A fund’s use of short selling may reduce the risk of general equity market volatility but cannot completely eliminate that risk.

A fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. A fund’s short sales may result in a loss if the price of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on a fund’s short positions is unlimited, in addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the fund may be required to pay with respect to the borrowed securities. Market factors may prevent a fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

Because funds’ certain investments are concentrated on issuers doing business in the same sector, an investment is exposed to that sector’s risks. The companies in which a fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers

 101

 Schwab Active Equity Funds

Financial Notes (continued)

3. Risk Factors (continued):

between U.S. and foreign firms. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

Certain funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on a fund’s investment, and a fund may experience increased volatility.

A fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency of exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A fund that invests in securities of foreign issuers may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

A fund may use derivatives (including futures) to enhance returns or hedge against market declines. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive an annual fee (fees), payable monthly based on each fund’s average daily net assets described as follows:

Effective July 1, 2009, the fees are:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
% of Average	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
Daily Net Assets	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Current rate	0.73%	0.47%	0.62%	0.72%	0.81%	1.05%

Prior to July 1, 2009, the fees were:

First $500 million	0.91%	0.54%	0.775%	0.87%	0.975%	1.675%
$500 million to $1 billion	0.885%	0.49%	0.77%	0.85%	0.93%	1.65%
$1 billion to $2 billion	0.86%	n/a	0.76%	0.83%	0.91%	1.63%
Over $2 billion	n/a	n/a	n/a	0.81%	n/a	n/a

102

 Schwab Active Equity Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Effective July 1, 2009, the fees are:

Schwab
% of Average	International Core
Daily Net Assets	Equity Fund

Current rate	0.58%

Prior to July 1, 2009, the fees were:

First $500 million	0.81%
$500 million to $1 billion	0.79%
$1 billion to $2 billion	0.77%

For its advisory and administrative services to Schwab Financial Services Fund and Schwab Health care Fund, the investment adviser is entitled to receive an annual fee, payable monthly based on each fund’s average daily net assets described as follows:

	Schwab	Schwab
% of Average	Financial	Health Care
Daily Net Assets	Services Fund	Fund

First $500 million	0.54%	0.54%
$500 million to $1 billion	0.515%	0.515%
Over $1 billion	0.49%	0.49%

Charles Schwab &Co., Inc. (“Schwab”) is an affiliate of the investment adviser and was the trust’s transfer agent and shareholder services agent prior to July 1, 2009. Effective July 1, 2009, the trust has appointed Boston Financial Data Services, Inc. (“BFDS”) as transfer agent of the funds and adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. Pursuant to the Plan, the funds pay Schwab and other financial intermediaries to provide certain account maintenance, customer liaison and shareholder services to the funds’ shareholders holding shares of the funds through that financial intermediary. Under the Plan, Schwab is entitled to receive an annual fee payable monthly based on each funds’ average daily net assets of 0.25%.

Prior to July 1, 2009, for its transfer agent and shareholder services, Schwab was entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares***	0.05%	0.05%
Institutional Shares****	0.05%	0.05%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit (“expense limitation”) the total expenses charged, excluding interest, taxes and certain non-routine expenses for so long as the investment adviser serves as the adviser to the funds, which may only be amended or terminated with the approval of the Fund’s Board of Trustees as follows:

Effective May 5, 2009, the expense limitation is:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
% of Average	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
Daily Net Assets	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund*

Current rate	1.02%	0.75%	0.89%	0.99%	1.12%	1.33%	**

Prior to May 5, 2009, the expense limitation was:

Investor Shares	1.30%	n/a	1.10%	1.20%	1.30%	1.49%	**
Select Shares***	1.15%	n/a	0.95%	0.99%	1.12%	1.33%	**
Institutional Shares****	n/a	n/a	n/a	n/a	n/a	n/a

 103

 Schwab Active Equity Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Effective May 5, 2009, the expense limitation is:

Schwab
% of Average	International Core
Daily Net Assets	Equity Fund

Current rate	0.86%

Prior to May 5, 2009, the expense limitation was:

Investor Shares	1.10%
Select Shares***	0.95%
Institutional Shares****	0.86%

Effective July 1, 2009, the expense limitation is:

	Schwab	Schwab
% of Average	Financial	Health Care
Daily Net Assets	Services Fund	Fund

Current rate	0.94%	0.82%

Prior to July 1, 2009, the expense limitation was:

Prior rate	1.10%	1.10%

*	Prior to February 28, 2009, the expense limitation was 2.00% for Investor Shares and 1.77% for Select Shares.
**	Excludes dividend and interest paid on securities sold short.
***	Select Shares were only offered by Schwab Premier Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund and Schwab International Core Equity Fund.
****	Institutional Shares were only offered by Schwab International Core Equity Fund.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of each Active Equity Fund owned by other Schwab Funds as of October 31, 2009.

	Schwab	Schwab	Schwab
	Core	Dividend	Small-Cap
	Equity Fund	Equity Fund	Equity Fund

Schwab Target Funds:
Target 2010	0.4%	0.1%	1.1%
Target 2015	0.1%	— %*	0.4%
Target 2020	1.5%	0.5%	4.5%
Target 2025	0.2%	0.1%	0.8%
Target 2030	1.9%	0.6%	7.2%
Target 2035	0.2%	0.1%	0.8%
Target 2040	1.7%	0.6%	6.2%
Schwab Balanced Fund	2.2%	—	—

*	Less than 0.05%

As of October 31, 2009, the shares owned by each Schwab Charitable Giving Trust as a percentage of the total share of the Schwab Dividend Equity Fund is 4.1%.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs.

104

 Schwab Active Equity Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended October 31, 2009, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Premier Equity Fund	$—
Schwab Core Equity Fund	—
Schwab Dividend Equity Fund	—
Schwab Large-Cap Growth Fund	2,199
Schwab Small-Cap Equity Fund	—
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	—
Schwab Health Care Fund	—
Schwab International Core Equity Fund	3,964

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the funds during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Corp. for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

 105

 Schwab Active Equity Funds

Financial Notes (continued)

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended October 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases of Securities		Sales/Maturities of Securities

Schwab Premier Equity Fund	$511,368		$848,297
Schwab Core Equity Fund	732,213	**	576,811
Schwab Dividend Equity Fund	470,299		452,094
Schwab Large-Cap Growth Fund	242,709		318,350
Schwab Small-Cap Equity Fund	155,007		182,475
Schwab Hedged Equity Fund*	610,851		592,121
Schwab Financial Services Fund	30,568		44,691
Schwab Health Care Fund	165,166		286,761
Schwab International Core Equity Fund	29,592		31,933

*	Included securities sold short.
**	Purchase of securities excludes the impact of investment activity resulting from a merger with another fund. (See financial note 11)

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/01/08-10/31/09)	(11/01/07-10/31/08)

Schwab Premier Equity Fund	$3	$9
Schwab Core Equity Fund	74	57
Schwab Dividend Equity Fund	35	45
Schwab Large-Cap Growth Fund	15	16
Schwab Small-Cap Equity Fund	2	3
Schwab Hedged Equity Fund	62	24
Schwab Financial Services Fund	18	38
Schwab Health Care Fund	19	49
Schwab International Core Equity Fund	1	23 *

*	For the period 5/30/08 through 10/31/08

106

 Schwab Active Equity Funds

Financial Notes (continued)

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

As of October 31, 2009, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Undistributed Ordinary income	$1,644	$13,493	$1,068	$1,760	$—	$—
Unrealized appreciation	45,688	178,982	145,757	39,141	24,419	44,153
Unrealized depreciation	(20,363)	(161,818)	(129,757)	(20,254)	(22,786)	(21,750)
Other unrealized appreciation/depreciation	—	—	—	—	—	(6,656)

Net unrealized appreciation/(depreciation)	25,325	17,164	16,000	18,887	1,633	15,747

	Schwab	Schwab	Schwab
	Financial	Health Care	International Core
	Services Fund	Fund	Equity Fund

Undistributed Ordinary income	$280	$4,107	$801
Unrealized appreciation	5,195	38,145	4,260
Unrealized depreciation	(10,027)	(40,129)	(3,038)
Other unrealized appreciation/depreciation	—	7	3

Net unrealized appreciation/(depreciation)	(4,832)	(1,977)	1,225

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is Passive Foreign Investment Companies (PFIC), Real Estate Investment Trusts (REIT), Partnerships and the tax deferral of losses on wash sale.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2009, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
Expiration Date	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

October 31, 2010	$—	$604	$—	$—	$—	$—
October 31, 2011	—	—	—	—	—	—
October 31, 2012	—	—	—	—	—	—
October 31, 2013	—	—	—	158	—	—
October 31, 2014	—	—	—	2,673	—	12,200
October 31, 2015	—	4,320	—	2,012	—	22,794
October 31, 2016	58,080	99,354	43,871	53,983	47,891	—
October 31, 2017	166,518	241,513	204,731	58,254	64,171	18,641

Total	$224,598	$345,791	$248,602	$117,080	$112,062	$53,635

 107

 Schwab Active Equity Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):
       (All dollar amounts are x 1,000)

	Schwab	Schwab	Schwab
	Financial	Health Care	International Core
Expiration Date	Services Fund	Fund	Equity Fund

	Schwab	Schwab	Schwab
	Financial	Health Care	International Core
Expiration Date	Services Fund	Fund	Equity Fund

October 31, 2014	$—	$—	$—
October 31, 2015	—	—	—
October 31, 2016	8,786	8,168	7,120
October 31, 2017	28,674	39,972	14,096

Total	$37,460	$48,140	$21,216

As of May 21, 2009, Schwab Core Equity Fund has capital loss carryforwards of $18,695 subject to certain limitations on availability, to offset future capital gains, if any as the successor of a merger.

As of October 31, 2009, capital losses expired were as follows:

Schwab
Core
Equity Fund

Capital losses expired	$3,736

The tax-basis components of distributions paid during the current and prior periods were:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Current period distributions
Ordinary income	$4,372	$23,930	$28,640	$1,996	$36	$324
Long-term capital gains	—	—	—	—	—	—

Prior period distributions
Ordinary income	$4,601	$18,273	$39,286	$2,312	$—	$9,827
Long-term capital gains	98,352	4,680	7,001	—	33,590	—

	Schwab	Schwab	Schwab
	Financial	Health Care	International Core
	Services Fund	Fund	Equity Fund

Current period distributions
Ordinary income	$1,346	$3,760	$460
Long-term capital gains	—	—	—

Prior period distributions
Ordinary income	$1,183	$2,384	$—
Long-term capital gains	139	4,852	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

108

 Schwab Active Equity Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):
       (All dollar amounts are x 1,000)

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2009, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Premier	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Capital Shares	$—	$18,997	$—	($1)	($314)	($1,867)
Undistributed net investment income	—	(216)	(765)	(6)	310	1,879
Net realized capital gains and losses	—	(18,781)	765	7	4	(12)

	Schwab	Schwab	Schwab
	Financial	Health Care	International Core
	Services Fund	Fund	Equity Fund

Capital Shares	$—	($3)	$—
Undistributed net investment income	42	279	27
Net realized capital gains and losses	(42)	(276)	(27)

As of October 31, 2009, management has reviewed the tax positions for open periods (for federal purpose, three years from the date of filing, and for state purposes, four years from the date of filing), as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2009, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

10. Subsequent Events:

As of December 16, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

11. Reorganization:
       (All dollar amounts are x 1,000, except Net Asset Value)

Under a plan of reorganization adopted by the Trust, all of the assets and liabilities of the Laudus U.S. MarketMasters Fund were transferred to the Schwab Core Equity Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed at the close of business on May 21, 2009. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

 109

 Schwab Active Equity Funds

Financial Notes (continued)

11. Reorganization (continued):
 (All dollar amounts are x 1,000, except Net Asset Value)

	Before Reorganization		After Reorganization
	Schwab	Laudus	Schwab
	Core	U.S.	Core
	Equity Fund	MarketMasters Fund	Equity Fund

Shares:
Investor Shares	109,541	7,237	115,205
Select Shares	—	570	—
Net Assets:
Investor Shares	$1,340,412	$64,250	$1,409,724
Select Shares	—	$5,062	—
Net Asset Value:
Investor Shares	$12.24	$8.88	$12.24
Select Shares	—	$8.88	—
Net unrealized appreciation/(depreciation)	($266,480)	($6,518)	($272,998)

110

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund (nine of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2009

 111

Other Federal Tax Information (unaudited)
(All dollar amounts are x 1,000)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2009, qualify for the corporate dividends received deduction:

Percentage

Schwab Premier Equity Fund	100
Schwab Core Equity Fund	100
Schwab Dividend Equity Fund	100
Schwab Large-Cap Growth Fund	100
Schwab Small-Cap Equity Fund	—
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	100
Schwab Health Care Fund	100
Schwab International Core Equity Fund	—

For the fiscal year ended October 31, 2009, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Schwab Premier Equity Fund	$4,373
Schwab Core Equity Fund	23,930
Schwab Dividend Equity Fund	28,640
Schwab Large-Cap Growth Fund	1,996
Schwab Small-Cap Equity Fund	—
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	1,347
Schwab Health Care Fund	3,760
Schwab International Core Equity Fund	548

Schwab International Core Equity Fund may elect to pass on benefits of the foreign tax credit of $88 to its shareholders for the year ended October 31, 2009. The respective foreign source income on the fund is $1,123.

112

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2009, and May 15, 2009, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the

 113

Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered a commitment (i) by CSIM to reduce the contractual investment advisory fee relating to Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund and Schwab International Core Equity Fund; (ii) by CSIM and Schwab to reduce the specified expense caps of Schwab Premier Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund and Schwab International Core Equity Fund; (iii) by CSIM and Schwab to extend the specified expense caps of Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund and Schwab International Core Equity Fund for so long as CSIM serves as the adviser to such Fund; and (iv) by CSIM and Schwab to implement an expense cap for Schwab Financial Services Fund and Schwab Health Care Fund for so long as CSIM serves as the adviser to such Funds. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab Financial Services Fund and Schwab Health Care Fund, in each case, that include lower fees at higher graduated asset levels and CSIM’s agreement to revised contractual investment advisory fee schedules relating to Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund and Schwab International Core Equity Fund. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

114

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	78	Board 1—Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	66	Board 1—Director, Gilead Sciences, Inc. Board 2—Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	78	Board 1—Director, Mission West Properties Board 2—Director, TOUSA Board 3—Director, Harris-Stratex Networks Board 4—Director, Globalstar, Inc. Board 5 – Director, Ditech Networks

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	66	Board 1—Lead Independent Director, Board of Cooper Industries Board 2—Director and Chairman of the Audit Committee of Oneok Partners LP Board 3—Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	66	None

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc., 2008 to present; Senior Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., Inc., until June 2005.	66	Board 1—Director and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	66	None

 115

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	66	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	74	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002-present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007-present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present).

116

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. (May 2004 – present); Chief Investment Officer (2004 – present), President and Chief Executive Officer (March 2008 – present), Laudus Trust and Laudus Institutional Trust); Senior Vice President and Chief Investment Officer, Schwab Strategic Trust (Oct. 2009 – present).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 — present); Secretary and Chief Legal Officer, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007); Chief Legal Officer, Laudus Trust and Laudus Institutional Trust (Aug. 2006 – Dec. 2006).

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer (March 2007 – present), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 117

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500{R}). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

118

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

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•	APPLICATION AND REGISTRATION INFORMATION.

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Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2009 Schwab Funds. All rights reserved.

 119

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2009 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR26298-06

Annual report dated October 31, 2009 enclosed.

Schwab Equity Index Funds

Schwab S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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This supplement is not part of the shareholder report.

SUPPLEMENT TO THE SCHWAB EQUITY INDEX FUNDS® PROSPECTUS
DATED FEBRUARY 28, 2009 AND AS AMENDED JULY 1, 2009

THE INFORMATION PROVIDED IN THIS SUPPLEMENT
IS AS OF DECEMBER 4, 2009.

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The table at page 25 of the prospectus is deleted in its entirety and replaced with the following:

Fund	Management Fee

Schwab S&P 500 Index Fund	0.06%
Schwab 1000® Index Fund	0.22%
Schwab Small-Cap Index Fund	0.15%
Schwab Total Stock Market Index Fund	0.06%
Schwab International Index Fund	0.15%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

©2009 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG52996-00 (12/09)

Schwab Equity Index Funds

Annual Report
October 31, 2009

Schwab S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

This page is intentionally left blank.

Five cost-efficient ways to tap into the power of
the stock market for long-term growth potential.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period

Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)[2]	9.81%

Benchmark: S&P 500® Index	9.80%
Fund Category: Morningstar Large-Cap Blend	11.75%

Performance Details	pages 6-7

Schwab 1000 Index® Fund (Ticker Symbol: SNXFX)[3]	10.72%

Benchmark: Schwab 1000 Index®	10.89%
Fund Category: Morningstar Large-Cap Blend	11.75%

Performance Details	pages 8-9

Schwab Small-Cap Index Fund® (Ticker Symbol: SWSSX)[4]	11.98%

Benchmark: Schwab Small-Cap Index®	12.46%
Fund Category: Morningstar Small-Cap Blend	11.42%

Performance Details	pages 10-11

Schwab Total Stock Market Index Fund® (Ticker Symbol: SWTSX)[5]	10.92%

Benchmark: Dow Jones U.S. Total Stock Market IndexSM,1	10.79%
Fund Category: Morningstar Large-Cap Blend	11.75%

Performance Details	pages 12-13

Schwab International Index Fund® (Ticker Symbol: SWISX)[4,6]	22.55%

Benchmark: Schwab International Index®	25.93%
Fund Category: Morningstar Foreign Large-Cap Blend	24.99%

Performance Details	pages 14-15

Minimum Initial Investment[7]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	Previously, this index was called Dow Jones Wilshire 5000 Composite Index.

[2]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.

[3]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Investor Shares. Accordingly, the past performance shown is that of the fund’s former Investor Shares.

[4]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

[5]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

[6]	The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[7]	Please see prospectus for further details and eligibility requirements.

2 Schwab Equity Index Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, volatile prices throughout the global financial marketplace and a recessionary economy have been among the numerous challenges affecting investment conditions and investor sentiment. While portfolios may still be below peak values reached in 2007, many have recovered substantially from lows touched as markets dropped in 2008 and early 2009. In particular, prices of many equity and fixed income securities declined precipitously toward the end of 2008 and the beginning of 2009. Since March of 2009, however, improvements in the financial markets and diminished concern over the depth and duration of the economic recession led to a broad-market recovery, with the prices of many equity securities rebounding from earlier lows.

During the reporting period, we made a number of improvements to the Schwab Funds family of mutual funds making it cheaper and easier for our clients to invest in Schwab Funds. On May 5, 2009, we lowered expenses on Schwab Equity Index Funds and consolidated share classes for Schwab equity and bond funds. Each Schwab equity and bond fund now offers one low fund expense to investors regardless of how much they invest, with a low $100 minimum investment. Our goal is to make investing easier and more affordable for our clients and the advisors who serve them.

For information on the investment environment and the performance of individual funds contained in this book, please see the fund managers’ discussion and analysis in the following pages of this report.

If you have any questions about Schwab Funds, we are always available at 1-800-435-4000, while additional resources may be found on Schwab.com

Thank you for investing with us.

Sincerely,

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 800-435-4000. Please read the prospectus carefully before investing.

Schwab Equity Index Funds 3

The Investment Environment

Investment conditions in the global financial market improved markedly in the second half of the reporting period, from the end of March through October, as concern over the economic recession and financial crisis ebbed. The first four months of the period, from November through February, were generally bearish; equity prices were driven down across the board as investors pulled back from the markets amidst poor macroeconomic data and pessimism over the markets’ ability to mount swift recoveries. Since March of 2009, however, both domestic and international markets experienced recovery, which helped to reduce earlier losses and produce positive 12-month returns in many cases. On the fixed income side, yields remained low on government backed securities, but leading broad market municipal and taxable bond indices were positive for the period.

Major economic indicators, such as Gross Domestic Product (GDP) and unemployment, continued to demonstrate that a consistent recovery has yet to materialize across many measures of the economy. GDP—the output of goods and services produced by labor and property located in the United States—rose 2.8% in the third quarter of 2009, after declining 0.7% in the prior quarter. The third quarter GDP gain was primarily attributable to increases in personal consumption expenditures, exports, private inventory investment, and government spending, according to the Bureau of Economic Analysis. The U.S. unemployment rate increased from 6.7% in November of 2008 to 10.2% in October of 2009. Sales of existing homes were a bright spot toward the end of the period, rising 9.4% in September, fueled by tax credits for new home buyers and favorable prices.

The returns of the S&P 500 Index, which is usually seen as a bellwether for financial markets, were positive. For the 12-month reporting period ending October 31, 2009, the S&P 500 Index returned 9.80%. In the index, Information Technology was the strongest performing sector, followed by Consumer Discretionary and Materials. Financials was the weakest sector, followed by Utilities and Industrials. In general, large-cap stocks outperformed small-cap as evidenced by the Russell 1000 Index, which returned 11.20%, compared with the Russell 2000 Index, which returned 6.46%. Looking at the broad market, growth outperformed value; the Russell 3000 Growth Index returned 17.04%, while the Russell 3000 Value Index returned 4.56%. Internationally, the MSCI EAFE Index returned 28.41%, while the MSCI Emerging Markets Index (Net)* returned 64.13%.

On the fixed income side, yields were low throughout the period for U.S. Treasury securities, especially those with the shortest maturities. The Barclays Capital U.S. Short Treasury: 9-12 Months returned 1.75%. The broad taxable bond market fared better, benefiting from price recovery on mortgage-backed securities and other assets that were out of favor with investors during the darkest moments of the financial crisis; the Barclays Capital U.S. Aggregate Bond Index returned 13.79%. Returns were also positive in the tax free bond market—the Barclays Capital General Muni Bond Index returned 13.60%. The Federal Open Market Committee reaffirmed on November 4, 2009 that it would continue to hold interest rates at a target range of 0 to 0.25%.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

9.80%	S&P 500® Index: measures U.S. large-cap stocks

6.46%	Russell 2000® Index: measures U.S. small-cap stocks

28.41%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

13.79%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

0.21%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

*The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

4 Schwab Equity Index Funds

Fund Management

Jeffrey Mortimer, CFA, Chief Investment Officer, Charles Schwab Investment Management, Inc., is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than 8 years in asset management.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund, and the Schwab International Index Fund, and co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds, except the Schwab Total Stock Market Index Fund and the Schwab International Index Fund. He joined the firm in 1998, became Manager, Portfolio Operations in 2000, Manager, Portfolio Operations and Analytics in 2005 and was named to his current position in 2007.

Schwab Equity Index Funds 5

Schwab S&P 500 Index Fund

The Schwab S&P 500 Index Fund returned 9.81% during the period, compared to the benchmark S&P 500 Index, which returned 9.80%. Unlike the fund, the index does not include operational and transactional costs. The S&P 500 Index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries and is market-capitalization weighted. Therefore, its returns are most influenced by the largest companies in the index. When looking at returns in the fund on a sector specific level, Information Technology was the strongest performer, followed by Consumer Discretionary and Materials. Financials was the only sector to decline in value during the period. Though positive, overall sector returns for Utilities and Industrials were relatively weak. When looking at industry specific returns, Automobiles & Components was the strongest performer, followed by Technology Hardware & Equipment and Retailing. Poorly performing industry groups included Banks, Real Estate, and Transportation. Better performing securities in the fund included Apple, Inc., Microsoft Corp., and Google, Inc. Securities detracting from performance included Citigroup, Inc., General Electric, Co., and Bank of America.

As of 10/31/09:
 Style Assessment1

 Statistics

Number of Holdings	503
Weighted Average Market

Cap ($ x 1,000,000)	$77,884

Price/Earnings Ratio (P/E)	110.5

Price/Book Ratio (P/B)	2.1

Portfolio Turnover Rate[3]	3%

 Sector Weightings % of Investments

Information Technology	18.9%

Financials	14.4%

Health Care	12.5%

Energy	12.3%

Consumer Staples	11.8%

Industrials	10.0%

Consumer Discretionary	9.1%

Utilities	3.6%

Materials	3.4%

Telecommunication Services	3.0%

Other	1.0%

Total	100.0%

 Top Holdings % of Net Assets2

Exxon Mobil Corp.	3.7%

Microsoft Corp.	2.3%

The Procter & Gamble Co.	1.8%

Apple, Inc.	1.8%

Johnson & Johnson	1.8%

JPMorgan Chase & Co.	1.8%
International Business Machines

Corp.	1.7%

Chevron Corp.	1.6%

General Electric Co.	1.6%

AT&T, Inc.	1.6%

Total	19.7%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

Standard & Poor’s®, S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	This list is not a recommendation of any security by the investment adviser.

[3]	Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund (see financial note 11).

6 Schwab Equity Index Funds

 Schwab S&P 500 Index Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Pre-Tax Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab S&P 500 Index Fund (5/19/97)	9.81%	0.34%	-1.01%
Benchmark: S&P 500® Index	9.80%	0.33%	-0.95%
Fund Category: Morningstar Large-Cap Blend	11.75%	0.45%	-0.10%

Fund Expense Ratios3: Net 0.09%; Gross 0.11%

 Average Annual Total Returns After Tax1,2,4

	1 Year	5 Years	10 Years

Fund: Schwab S&P 500 Index Fund (5/19/97)
Pre-Liquidation (still own shares)	9.32%	-0.02%	-1.43%
Post-Liquidation (shares were sold)	6.89%	0.25%	-1.02%
Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	9.31%	-0.65%	-1.05%
Post-Liquidation (shares were sold)	6.77%	-0.01%	-0.41%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.

Schwab Equity Index Funds 7

Schwab 1000 Index® Fund

The Schwab 1000 Index Fund returned 10.72% during the period, compared to the benchmark Schwab 1000 Index, which returned 10.89%. Unlike the fund, the index does not include operational and transactional costs. The Schwab 1000 Index is comprised of the stocks of the largest 1,000 publicly traded companies in the United States, and is market-capitalization weighted. Therefore, its returns are most influenced by the largest companies in the index. When looking at returns in the fund on a sector specific level, Information Technology was the strongest performer, followed by Consumer Discretionary and Materials. Financials was the only sector to decline in value during the period. Though positive, overall sector returns for Utilities and Industrials were relatively weak. When looking at industry specific returns, Automobiles & Components was the strongest performer, followed by Technology Hardware & Equipment and Retailing. Poorly performing industry groups included Banks, Transportation and Diversified Financials. Better performing securities in the fund included Apple, Inc., Microsoft Corp., and Google, Inc. Securities detracting from performance included Citigroup, Inc., General Electric, Co., and Bank of America.

As of 10/31/09:
 Style Assessment1

 Statistics

Number of Holdings	989
Weighted Average Market

Cap ($ x 1,000,000)	$69,774

Price/Earnings Ratio (P/E)	71.4

Price/Book Ratio (P/B)	2.1

Portfolio Turnover Rate	4%

 Sector Weightings % of Investments

Information Technology	18.5%

Financials	15.2%

Energy	12.4%

Health Care	12.3%

Consumer Staples	10.8%

Industrials	10.5%

Consumer Discretionary	9.4%

Utilities	3.9%

Materials	3.7%

Telecommunication Services	2.9%

Other	0.4%

Total	100.0%

 Top Holdings % of Net Assets2

Exxon Mobil Corp.	3.3%

Microsoft Corp.	2.0%

Apple, Inc.	1.6%

The Procter & Gamble Co.	1.6%

Johnson & Johnson	1.6%

JPMorgan Chase & Co.	1.6%
International Business Machines

Corp.	1.5%

Chevron Corp.	1.5%

AT&T, Inc.	1.5%

General Electric Co.	1.4%

Total	17.6%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Equity Index Funds

 Schwab 1000 Index® Fund

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Pre-Tax Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)	10.72%	0.59%	-0.56%
Benchmark: Schwab 1000 Index®	10.89%	0.82%	-0.30%
Fund Category: Morningstar Large-Cap Blend	11.75%	0.45%	-0.10%

Fund Expense Ratios3: Net 0.29%; Gross 0.34%

 Average Annual Total Returns After Tax1,2,4

	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)
Pre-Liquidation (still own shares)	10.32%	0.30%	-0.88%
Post-Liquidation (shares were sold)	7.37%	0.47%	-0.60%
Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	9.31%	-0.65%	-1.05%
Post-Liquidation (shares were sold)	6.77%	-0.01%	-0.41%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Investor Shares. Accordingly, the past performance shown is that of the fund’s former Investor Shares.

Schwab Equity Index Funds 9

Schwab Small-Cap Index Fund®

The Schwab Small-Cap Index Fund returned 11.98% during the period, compared to the benchmark Schwab Small-Cap Index, which returned 12.46%. Unlike the fund, the index does not include operational and transactional costs. The Schwab Small-Cap Index is comprised of the stocks of the second largest 1,000 publicly traded companies in the United States, and is market-capitalization weighted. Therefore, its returns are most influenced by the largest companies in the index. When looking at returns in the fund on a sector specific level, Materials was the strongest performer, followed by Consumer Discretionary and Information Technology. Sectors that declined in value during the period included Financials, Telecommunication Services and Utilities. When looking at industry specific returns, Retailing was the strongest performer, followed by Materials, and Software & Services. Poorly performing industry groups included Banks, Transportation, and Food & Staples Retailing. Better performing securities in the fund included Dendreon, Corp., Oshkosh Truck Corp., and Ashland, Inc. Securities detracting from performance included Energy Conversion Devices, Inc., Privatebancorp, Inc., and Susquehanna Bancshares, Inc.

As of 10/31/09:
 Style Assessment1

 Statistics

Number of Holdings	982
Weighted Average Market

Cap ($ x 1,000,000)	$1,057

Price/Earnings Ratio (P/E)	-7.2

Price/Book Ratio (P/B)	2.3

Portfolio Turnover Rate	26%

 Sector Weightings % of Investments

Financials	19.7%

Information Technology	17.6%

Consumer Discretionary	15.3%

Industrials	15.2%

Health Care	11.6%

Energy	7.7%

Materials	4.7%

Consumer Staples	3.6%

Utilities	2.9%

Telecommunication Services	1.0%

Other	0.7%

Total	100.0%

 Top Holdings % of Net Assets2

Dendreon Corp.	0.4%

Oshkosh Corp.	0.4%

Ashland, Inc.	0.4%

Bally Technologies, Inc.	0.3%

Tenet Healthcare Corp.	0.3%

Jarden Corp.	0.3%

J. Crew Group, Inc.	0.3%

Phillips-Van Heusen Corp.	0.3%
Liberty Media Corp. - Capital,

Class A	0.3%

WMS Industries, Inc.	0.3%

Total	3.3%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other asset classes.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Equity Index Funds

 Schwab Small-Cap Index Fund®

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Pre-Tax Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)	11.98%	1.66%	4.19%
Benchmark: Schwab Small-Cap Index®	12.46%	1.79%	4.27%
Fund Category: Morningstar Small-Cap Blend	11.42%	0.44%	6.18%

Fund Expense Ratios3: Net 0.19%; Gross 0.20%

 Average Annual Total Returns After Tax1,2,4

	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)
Pre-Liquidation (still own shares)	11.24%	0.35%	2.95%
Post-Liquidation (shares were sold)	7.84%	1.33%	3.26%
Fund Category: Morningstar Small-Cap Blend
Pre-Liquidation (still own shares)	9.41%	-1.21%	4.66%
Post-Liquidation (shares were sold)	6.88%	0.10%	5.03%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Equity Index Funds 11

Schwab Total Stock Market Index Fund®

The Schwab Total Stock Market Index Fund returned 10.92% during the period, compared to the benchmark Dow Jones U.S. Total Stock Market Index, which returned 10.79%. Unlike the fund, the index does not include operational and transactional costs. The Dow Jones U.S. Total Stock Market Index includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. When looking at returns in the fund on a sector specific level, Information Technology was the strongest performer, followed by Consumer Discretionary and Materials. Financials was the only sector to decline in value during the period. Though positive, overall sector returns for Utilities and Industrials were relatively weak. When looking at industry specific returns, Automobiles & Components was the strongest performer, followed by Retailing and Technology Hardware & Equipment. Poorly performing industry groups included Banks, Transportation and Diversified Financials. Better performing securities in the fund included Apple, Inc., Microsoft Corp., and Google, Inc. Securities detracting from performance included Citigroup, Inc., General Electric Co., and Bank of America.

As of 10/31/09:
 Style Assessment1

 Statistics

Number of Holdings	2,308
Weighted Average Market

Cap ($ x 1,000,000)	$65,384

Price/Earnings Ratio (P/E)	185.7

Price/Book Ratio (P/B)	2.1

Portfolio Turnover Rate	5%

 Sector Weightings % of Investments

Information Technology	18.5%

Financials	16.2%

Health Care	12.3%

Energy	11.7%

Consumer Staples	10.4%

Consumer Discretionary	10.4%

Industrials	10.2%

Materials	3.8%

Utilities	3.7%

Telecommunication Services	2.8%

Total	100.0%

 Top Holdings % of Net Assets2

Exxon Mobil Corp.	3.1%

Microsoft Corp.	2.0%

The Procter & Gamble Co.	1.5%

Apple, Inc.	1.5%

Johnson & Johnson	1.4%

JPMorgan Chase & Co.	1.4%
International Business Machines

Corp.	1.4%

Chevron Corp.	1.4%

General Electric Co.	1.3%

AT&T, Inc.	1.3%

Total	16.3%

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

“Dow Jones” and “The Dow Jones U.S. Total Stock Market IndexSM” are service marks of Dow Jones & Company, Inc. and have been licensed for certain purposes by CSIM. The Schwab Total Stock Market Index Fund, based on The Dow Jones U.S. Total Stock Market IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such a product.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Equity Index Funds

 Schwab Total Stock Market Index Fund®

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Pre-Tax Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)	10.92%	0.98%	0.06%
Benchmark: Dow Jones U.S. Total Stock Market IndexSM	10.79%	0.94%	-0.01%
Fund Category: Morningstar Large-Cap Blend	11.75%	0.45%	-0.10%

Fund Expense Ratios3: Net 0.09%; Gross 0.12%

 Average Annual Total Returns After Tax1,2,4

	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)
Pre-Liquidation (still own shares)	10.53%	0.64%	-0.29%
Post-Liquidation (shares were sold)	7.49%	0.75%	-0.11%
Fund Category: Morningstar Large-Cap Blend
Pre-Liquidation (still own shares)	9.31%	-0.65%	-1.05%
Post-Liquidation (shares were sold)	6.77%	-0.01%	-0.41%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Equity Index Funds 13

Schwab International Index Fund®

The Schwab International Index Fund returned 22.55% during the period, compared to the benchmark Schwab International Index, which returned 25.93%. Unlike the fund, the index does not include operational and transactional costs. The Schwab International Index is comprised of 350 companies encompassing 21 developed countries. On a total return basis, international equity securities were strong performers during the period, as equity prices generally rallied after March of 2009. Relative to the benchmark, an overweight to the United Kingdom held back performance, as the U.K. underperformed many other countries. From a sector specific standpoint, stock selection in Consumer Staples, Financials, and Information Technology were the most significant contributors to underperformance. Better performing securities in the fund included Banco Santander S.A., BHP Billiton Ltd., and Telefonica S.A. Poorly performing securities included Volkswagen AG, Nokia Oyj, and Royal Bank of Scotland.

As of 10/31/09:

 Style Assessment1

 Country Weightings % of Investments

United Kingdom	20.5%

Japan	14.6%

France	11.2%

Canada	8.5%

Switzerland	8.3%

Germany	8.3%

Australia	7.2%

Spain	5.0%

Italy	3.9%

Netherlands	2.6%

Other Countries	9.9%

Total	100.0%

 Statistics

Number of Holdings	355
Weighted Average Market

Cap ($ x 1,000,000)	$60,632

Price/Earnings Ratio (P/E)	22.9

Price/Book Ratio (P/B)	1.5

Portfolio Turnover Rate	21%

 Sector Weightings % of Investments

Financials	28.5%

Energy	11.7%

Consumer Staples	10.0%

Materials	8.6%

Health Care	8.6%

Industrials	8.0%

Consumer Discretionary	7.3%

Telecommunication Services	6.4%

Utilities	5.9%

Information Technology	4.2%

Other	0.8%

Total	100.0%

 Top Holdings % of Net Assets2

HSBC Holdings plc	2.3%

BP plc	2.1%

Nestle S.A. - Reg’d	2.0%

Total S.A.	1.7%

Novartis AG - Reg’d	1.6%

Banco Santander S.A.	1.5%

Vodafone Group plc	1.4%

Telefonica S.A.	1.4%

Roche Holding AG	1.3%

BHP Billiton Ltd.	1.3%

Total	16.6%

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Manager views and portfolio holdings may have changed since the report date.

Certain securities referenced in the above fund managers’ discussion may have been bought or sold during the period, and therefore, may not appear in the Portfolio Holdings.

Source of Sector Classification: S&P and MSCI.

Foreign securities can involve risks such as political and economic instability and currency risk.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 10/31/09, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Equity Index Funds

 Schwab International Index Fund®

Performance Summary as of 10/31/09

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

October 31, 1999 – October 31, 2009
Performance of a Hypothetical
$10,000 Investment1,4

 Pre-Tax Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)	22.55%	4.83%	1.25%
Benchmark: Schwab International Index®	25.93%	5.34%	1.72%
Fund Category: Morningstar Foreign Large-Cap Blend	24.99%	4.59%	1.86%

Fund Expense Ratios3: Net 0.19%; Gross 0.23%

 Average Annual Total Returns After Tax1,2,4

	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)
Pre-Liquidation (still own shares)	22.13%	4.34%	0.71%
Post-Liquidation (shares were sold)	15.89%	4.07%	0.84%
Fund Category: Morningstar Foreign Large-Cap Blend
Pre-Liquidation (still own shares)	21.54%	3.08%	0.71%
Post-Liquidation (shares were sold)	15.15%	3.39%	1.15%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Net) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns would have been lower.

[2]	The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 10/31/09 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor’s situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies, including this fund.

[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

[4]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Equity Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees, and ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning May 1, 2009 and held through October 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/09	at 10/31/09	5/1/09–10/31/09

Schwab S&P 500 Index Fund*
Actual Return	0.09%	$1,000	$1,198.80	$0.50
Hypothetical 5% Return	0.09%	$1,000	$1,024.75	$0.46

Schwab 1000 Index® Fund*
Actual Return	0.29%	$1,000	$1,197.80	$1.61
Hypothetical 5% Return	0.29%	$1,000	$1,023.74	$1.48

Schwab Small-Cap Index Fund®*
Actual Return	0.20%	$1,000	$1,194.00	$1.11
Hypothetical 5% Return	0.20%	$1,000	$1,024.20	$1.02

Schwab Total Stock Market Index Fund®*
Actual Return	0.10%	$1,000	$1,194.30	$0.55
Hypothetical 5% Return	0.10%	$1,000	$1,024.70	$0.51

Schwab International Index Fund®*
Actual Return	0.20%	$1,000	$1,301.80	$1.16
Hypothetical 5% Return	0.20%	$1,000	$1,024.20	$1.02

*	Effective May 5, 2009, the net operating expense limitation was reduced. See financial note 4 for more information.

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Equity Index Funds

Schwab S&P 500 Index Fund

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09[1]		10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	15.28		24.28	21.56	18.88	17.68

Income (loss) from investment operations:
Net investment income (loss)	0.20		0.44	0.41	0.37	0.36
Net realized and unrealized gains (losses)	1.22		(9.02)	2.68	2.65	1.16

Total from investment operations	1.42		(8.58)	3.09	3.02	1.52
Less distributions:
Distributions from net investment income	(0.42)		(0.42)	(0.37)	(0.34)	(0.32)

Net asset value at end of period	16.28		15.28	24.28	21.56	18.88

Total return (%)	9.81		(35.92)	14.50	16.18	8.66

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.13	[2]	0.19	0.19	0.19	0.19
Gross operating expenses	0.16		0.21	0.20	0.21	0.25
Net investment income (loss)	2.09		2.06	1.78	1.74	1.92
Portfolio turnover rate	3	[3]	3	2	3	4
Net assets, end of period ($ x 1,000,000)	8,718		2,598	4,345	4,038	3,938

1 Effective September 9, 2009, the Investor Share class, the e.Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.
3 Portfolio turnover excludes the impact of purchase of investments resulting from a merger with another fund (see financial note 11).

See financial notes 17

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.8%	Common Stock	8,375,082	8,609,029
1.0%	Short-Term Investments	91,098	91,098

99.8%	Total Investments	8,466,180	8,700,127
0.1%	Collateral Invested for Securities on Loan	9,401	9,401
0.1%	Other Assets and Liabilities, Net		8,058

100.0%	Net Assets		8,717,586

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 98.8% of net assets

Automobiles & Components 0.5%
Other Securities		0.5	41,986

Banks 2.9%
U.S. Bancorp	1,774,328	0.5	41,200
Wells Fargo & Co.	4,353,209	1.4	119,800
Other Securities		1.0	93,702

		2.9	254,702

Capital Goods 7.3%
3M Co.	658,619	0.6	48,455
General Electric Co.	10,002,952	1.6	142,642
United Technologies Corp.	895,535	0.6	55,031
Other Securities		4.5	392,336

		7.3	638,464

Commercial & Professional Supplies 0.6%
Other Securities		0.6	55,817

Consumer Durables & Apparel 1.0%
Other Securities		1.0	86,863

Consumer Services 1.6%
McDonald’s Corp.	1,039,838	0.7	60,945
Other Securities		0.9	82,279

		1.6	143,224

Diversified Financials 7.8%
American Express Co.	1,110,241	0.4	38,681
Bank of America Corp.	8,065,511	1.4	117,595
Citigroup, Inc.	12,183,644	0.6	49,831
JPMorgan Chase & Co.	3,674,431	1.8	153,481
Morgan Stanley	1,306,754	0.5	41,973
The Charles Schwab Corp. (b)	891,781	0.2	15,463
The Goldman Sachs Group, Inc.	483,669	0.9	82,306
Other Securities		2.0	183,756

		7.8	683,086

Energy 12.2%
Chevron Corp.	1,871,934	1.6	143,278
ConocoPhillips	1,388,390	0.8	69,669
Exxon Mobil Corp.	4,549,998	3.7	326,098
Occidental Petroleum Corp.	759,350	0.7	57,620
Schlumberger Ltd.	1,118,439	0.8	69,567
Other Securities		4.6	399,928

		12.2	1,066,160

Food & Staples Retailing 2.9%
CVS Caremark Corp.	1,350,651	0.5	47,678
Wal-Mart Stores, Inc.	2,059,002	1.2	102,291
Other Securities		1.2	104,462

		2.9	254,431

Food, Beverage & Tobacco 6.0%
Kraft Foods, Inc., Class A	1,362,654	0.4	37,500
PepsiCo, Inc.	1,447,939	1.0	87,673
Philip Morris International, Inc.	1,867,646	1.0	88,452
The Coca-Cola Co.	2,188,728	1.3	116,681
Other Securities		2.3	195,250

		6.0	525,556

Health Care Equipment & Services 4.0%
Medtronic, Inc.	1,031,139	0.4	36,812
Other Securities		3.6	307,733

		4.0	344,545

Household & Personal Products 2.8%
Colgate-Palmolive Co.	464,097	0.4	36,492

18 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)
The Procter & Gamble Co.	2,773,990	1.8	160,891
Other Securities		0.6	47,733

		2.8	245,116

Insurance 2.6%
Other Securities		2.6	223,691

Materials 3.4%
Other Securities		3.4	291,509

Media 2.6%
Comcast Corp., Class A	2,670,464	0.4	38,722
The Walt Disney Co.	1,741,483	0.6	47,664
Other Securities		1.6	137,868

		2.6	224,254

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
Abbott Laboratories	1,459,286	0.9	73,796
Amgen, Inc. *	973,659	0.6	52,315
Bristol-Myers Squibb Co.	1,879,964	0.5	40,983
Gilead Sciences, Inc. *	858,875	0.4	36,545
Johnson & Johnson	2,613,325	1.8	154,317
Merck & Co., Inc. *	2,017,243	0.7	62,393
Pfizer, Inc.	7,632,933	1.5	129,989
Schering-Plough Corp.	1,544,601	0.5	43,558
Other Securities		1.7	152,407

		8.6	746,303

Real Estate 1.1%
Other Securities		1.1	94,466

Retailing 3.4%
The Home Depot, Inc.	1,591,050	0.5	39,919
Other Securities		2.9	255,370

		3.4	295,289

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	5,301,505	1.2	101,312
Other Securities		1.3	113,919

		2.5	215,231

Software & Services 7.3%
Google, Inc., Class A *	224,058	1.4	120,122
Microsoft Corp.	7,291,231	2.3	202,186
Oracle Corp.	3,629,986	0.9	76,593
Other Securities		2.7	237,692

		7.3	636,593

Technology Hardware & Equipment 9.1%
Apple, Inc. *	842,540	1.8	158,819
Cisco Systems, Inc. *	5,483,828	1.4	125,306
Hewlett-Packard Co.	2,260,008	1.2	107,260
International Business Machines Corp.	1,247,990	1.7	150,520
QUALCOMM, Inc.	1,563,665	0.8	64,751
Other Securities		2.2	184,677

		9.1	791,333

Telecommunication Services 3.0%
AT&T, Inc.	5,502,536	1.6	141,250
Verizon Communications, Inc.	2,648,178	0.9	78,360
Other Securities		0.5	43,489

		3.0	263,099

Transportation 2.0%
United Parcel Service, Inc., Class B	932,518	0.6	50,058
Other Securities		1.4	123,095

		2.0	173,153

Utilities 3.6%
Other Securities		3.6	314,158

Total Common Stock (Cost $8,375,082)			8,609,029

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 1.0% of net assets

Commercial Paper & Other Obligation 0.9%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/2009	77,146	0.9	77,146

U.S. Treasury Obligations 0.1%
Other Securities		0.1	13,952

Total Short-Term Investments (Cost $91,098)			91,098

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Collateral Invested for Securities on Loan 0.1% of net assets

Invesco Aim Short Term Investments Trust Government & Agency Portfolio	9,400,870	0.1	9,401

Total Collateral Invested for Securities on Loan (Cost $9,401)			9,401

End of Collateral Invested for Securities on Loan

See financial notes 19

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

(All dollar amounts are x 1,000)

At 10/31/09 the tax basis cost of the fund’s investments was $8,517,517 and the unrealized appreciation and depreciation were $1,848,843 and ($1,666,233), respectively, with a net unrealized appreciation of $182,610.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	All or a portion of this security is on loan. Please see complete schedule of holdings.

REIT	— Real Estate Investment Trust. Please see complete schedule of holdings.

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

S & P 500 Index, e-mini, Long, expires 12/18/09	1,800	92,970	(27)

20 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value including securities on loan of $8,683 (cost $8,466,180)		$8,700,127
Collateral invested for securities on loan		9,401
Receivables:
Investments sold		4,297
Fund shares sold		12,184
Dividends		10,700
Income from securities on loan		71
Prepaid expenses	+	107

Total assets		8,736,887

Liabilities
Collateral held for securities on loan		9,401
Payables:
Investments bought		1,744
Investment advisers and administrator fees		13
Shareholder services fees to affiliate		14
Fund shares redeemed		5,338
Due to brokers for futures		2,574
Trustee fees		2
Accrued expenses	+	215

Total liabilities		19,301

Net Assets
Total assets		8,736,887
Total liabilities	−	19,301

Net assets		$8,717,586
Net Assets by Source
Capital received from investors		9,419,169
Net investment income not yet distributed		95,246
Net realized capital losses		(1,030,749)
Net unrealized capital gains		233,920

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$8,717,586		535,488		$16.28

See financial notes 21

 Schwab S&P 500 Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (including $141 from affiliated issuer and net of foreign withholding tax of $6)		$127,699
Interest		34
Securities on loan	+	1,086

Total investment income		128,819

Net Realized Gains and Losses
Net realized losses on investments		(26,361)
Net realized gains on affiliated issuer		126
Net realized gains on futures contracts	+	11,848

Net realized losses		(14,387)

Net Unrealized Gains and Losses
Net unrealized gains on investments		391,869
Net unrealized losses on affiliated issuer		(725)
Net unrealized losses on futures contracts	+	(3,372)

Net unrealized gains		387,772

Expenses
Investment Advisor and administrator fees		4,309
Transfer agent and shareholder service fees:
Investor Shares [1]		3,684
Select Shares		1,891
e.Shares [1]		99
Shareholder reports		322
Registration fees		226
Portfolio accounting fees		139
Custodian fees		115
Professional fees		70
Trustees’ fees		53
Interest expense		20
Other expenses	+	154

Total expenses		11,082
Expense reduction by adviser and Schwab	−	2,115

Net expenses		8,967

Increase (Decrease) in Net Assets from Operations
Total investment income		128,819
Net expenses	−	8,967

Net investment income		119,852
Net realized losses		(14,387)
Net unrealized gains	+	387,772

Increase in net assets from operations		$493,237

[1]	Effective September 9, 2009, all outstanding Investor Shares and e.Shares combined with Select Shares, resulting in a single class of shares of the fund.

22 See financial notes

 Schwab S&P 500 Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$119,852	141,674
Net realized losses		(14,387)	(48,887)
Net unrealized gains (losses)	+	387,772	(3,050,324)

Increase (Decrease) in net assets from operations		493,237	(2,957,537)

Distributions to Sharesholders [1,2]
Distributions from net investment income
Investor Shares		61,219	61,410
Select Shares		70,329	74,254
e.Shares	+	4,259	4,519

Total distributions from net investment income		$135,807	$140,183

Transactions in Fund Shares [1,2]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		28,533	$391,744	20,489	$401,669
Select Shares		225,656	3,587,908	23,870	470,078
e.Shares	+	3,772	52,364	4,609	79,000

Total shares sold		257,961	$4,032,016	48,968	$950,747
Issued in connection with merger
Select Shares		185,530	$3,008,644	-	-

Shares Reinvested
Investor Shares		4,242	$58,541	2,585	$58,820
Select Shares		4,509	62,414	2,885	65,826
e.Shares	+	273	3,759	181	4,127

Total shares reinvested		9,024	$124,714	5,651	$128,773

Shares Redeemed
Investor Shares		(188,489)	($2,992,021)	(30,693)	($612,594)
Select Shares		(50,255)	(720,389)	(35,683)	(704,340)
e.Shares	+	(16,280)	(246,410)	(3,896)	(78,278)

Total shares redeemed		(255,024)	($3,958,820)	(70,272)	($1,395,212)

Net transactions in fund shares		197,491	$3,206,554	(15,653)	($315,692)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		337,997	$5,153,602	353,650	$8,567,014
Total increase or decrease	+	197,491	3,563,984	(15,653)	(3,413,412)

End of period		535,488	$8,717,586	337,997	$5,153,602

Net investment income not yet distributed			$95,246		$110,051

[1]	Effective September 9, 2009, all outstanding Investor Shares (166,917 shares valued at $2,696,695) and e.Shares (10,428 shares valued $168,447) combined with Select Shares, resulting in a single class of shares of the fund.

[2]	Effective September 9, 2009, all of the assets and liabilities of the Schwab Institutional Select S&P 500 Fund were transferred to the Schwab S&P 500 Index Fund (See financial note 11).

See financial notes 23

Schwab 1000 Index® Fund

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09[1]		10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	28.69		45.81	40.40	35.31	32.54

Income (loss) from investment operations:
Net investment income (loss)	0.54	[2]	0.66 [2]	0.60 [2]	0.50 [2]	0.55
Net realized and unrealized gains (losses)	2.41		(17.13)	5.33	5.05	2.70

Total from investment operations	2.95		(16.47)	5.93	5.55	3.25
Less distributions:
Distributions from net investment income	(0.64)		(0.62)	(0.52)	(0.46)	(0.48)
Distributions from net realized gains	—		(0.03)	—	—	—

Total distributions	(0.64)		(0.65)	(0.52)	(0.46)	(0.48)

Net asset value at end of period	31.00		28.69	45.81	40.40	35.31

Total return (%)	10.72		(36.43)	14.81	15.84	10.04

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.38	[3]	0.49	0.48	0.49	0.50
Gross operating expenses	0.44		0.49	0.48	0.49	0.50
Net investment income (loss)	1.96		1.68	1.39	1.34	1.49
Portfolio turnover rate	4		4	6	5	6
Net assets, end of period ($ x 1,000,000)	4,279		2,260	3,974	3,918	4,166

1 Effective September 18, 2009, the Select Share class and the Investor Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.

24 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.5%	Common Stock	2,417,667	4,257,168
0.4%	Other Investment Company	14,863	14,863
—%	Short-Term Investments	2,100	2,100

99.9%	Total Investments	2,434,630	4,274,131
0.1%	Collateral Invested for Securities on Loan	3,064	3,064
0.0%	Other Assets and Liabilities, Net		1,891

100.0%	Net Assets		4,279,086

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 99.5% of net assets

Automobiles & Components 0.5%
Other Securities		0.5	21,505

Banks 2.8%
U.S. Bancorp	746,805	0.4	17,341
Wells Fargo & Co.	1,901,396	1.2	52,326
Other Securities		1.2	49,794

		2.8	119,461

Capital Goods 7.7%
3M Co.	285,734	0.5	21,021
General Electric Co.	4,321,322	1.4	61,622
United Technologies Corp.	382,563	0.6	23,509
Other Securities		5.2	224,428

		7.7	330,580

Commercial & Professional Supplies 0.8%
Other Securities		0.8	34,829

Consumer Durables & Apparel 1.0%
Other Securities		1.0	43,329

Consumer Services 1.8%
McDonald’s Corp.	454,736	0.6	26,652
Other Securities		1.2	48,102

		1.8	74,754

Diversified Financials 7.3%
American Express Co.	503,577	0.4	17,545
Bank of America Corp.	3,491,741	1.2	50,910
Citigroup, Inc.	4,961,662	0.5	20,293
JPMorgan Chase & Co.	1,592,978	1.6	66,539
Morgan Stanley	512,048	0.4	16,447
The Charles Schwab Corp. (a)	403,065	0.2	6,989
The Goldman Sachs Group, Inc.	212,932	0.9	36,235
Other Securities		2.1	95,066

		7.3	310,024

Energy 12.4%
Chevron Corp.	837,177	1.5	64,078
ConocoPhillips	621,166	0.7	31,170
Exxon Mobil Corp.	1,975,022	3.3	141,550
Occidental Petroleum Corp.	343,316	0.6	26,051
Schlumberger Ltd.	500,306	0.7	31,119
Other Securities		5.6	235,795

		12.4	529,763

Food & Staples Retailing 2.6%
CVS Caremark Corp.	589,311	0.5	20,803
Wal-Mart Stores, Inc.	891,127	1.0	44,271
Other Securities		1.1	46,016

		2.6	111,090

Food, Beverage & Tobacco 5.5%
Altria Group, Inc.	876,965	0.4	15,882
Kraft Foods, Inc., Class A	612,564	0.4	16,858
PepsiCo, Inc.	642,087	0.9	38,878
Philip Morris International, Inc.	807,765	0.9	38,256
The Coca-Cola Co.	882,854	1.1	47,065
Other Securities		1.8	78,933

		5.5	235,872

Health Care Equipment & Services 4.3%
Medtronic, Inc.	460,368	0.4	16,435
Other Securities		3.9	166,218

		4.3	182,653

See financial notes 25

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Household & Personal Products 2.6%
The Procter & Gamble Co.	1,192,919	1.6	69,189
Other Securities		1.0	43,348

		2.6	112,537

Insurance 3.6%
Berkshire Hathaway, Inc., Class A *	273	0.6	27,027
Other Securities		3.0	126,268

		3.6	153,295

Materials 3.7%
Other Securities		3.7	157,275

Media 2.7%
Comcast Corp., Class A	1,186,703	0.4	17,207
The Walt Disney Co.	767,152	0.5	20,997
Other Securities		1.8	78,722

		2.7	116,926

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
Abbott Laboratories	628,446	0.8	31,781
Amgen, Inc. *	414,360	0.5	22,264
Bristol-Myers Squibb Co.	815,939	0.4	17,787
Gilead Sciences, Inc. *	374,712	0.4	15,944
Johnson & Johnson	1,131,067	1.6	66,790
Merck & Co., Inc. *	857,385	0.6	26,519
Pfizer, Inc.	3,273,411	1.3	55,746
Schering-Plough Corp.	670,216	0.5	18,900
Other Securities		1.9	86,383

		8.0	342,114

Real Estate 1.6%
Other Securities		1.6	68,645

Retailing 3.4%
The Home Depot, Inc.	686,915	0.4	17,235
Other Securities		3.0	129,978

		3.4	147,213

Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	2,276,280	1.0	43,500
Other Securities		1.4	60,467

		2.4	103,967

Software & Services 7.6%
Google, Inc., Class A *	99,121	1.3	53,141
Microsoft Corp.	3,147,138	2.1	87,270
Oracle Corp.	1,568,410	0.8	33,093
Other Securities		3.4	152,171

		7.6	325,675

Technology Hardware & Equipment 8.4%
Apple, Inc. *	368,714	1.6	69,503
Cisco Systems, Inc. *	2,372,615	1.3	54,214
Hewlett-Packard Co.	985,668	1.1	46,780
International Business Machines Corp.	539,240	1.5	65,038
QUALCOMM, Inc.	679,978	0.7	28,158
Other Securities		2.2	96,859

		8.4	360,552

Telecommunication Services 2.9%
AT&T, Inc.	2,419,877	1.5	62,118
Verizon Communications, Inc.	1,178,437	0.8	34,870
Other Securities		0.6	27,186

		2.9	124,174

Transportation 2.0%
United Parcel Service, Inc., Class B	412,375	0.5	22,136
Other Securities		1.5	62,115

		2.0	84,251

Utilities 3.9%
Other Securities		3.9	166,684

Total Common Stock (Cost $2,417,667)			4,257,168

Other Investment Company 0.4% of net assets

Money Funds 0.4%
Other Securities		0.4	14,863

Total Other Investment Company (Cost $14,863)			14,863

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 0.0% of net assets

U.S. Treasury Obligations 0.0%
Other Securities		0.0	2,100

Total Short-Term Investment (Cost $2,100)			2,100

End of Investments.

26 See financial notes

 Schwab 1000 Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Collateral Invested for Securities on Loan 0.1% of net assets

State Street Navigator Security Lending Prime Portfolio	3,064,186	0.1	3,064

Total Collateral Invested for Securities on Loan (Cost $3,064)			3,064

End of collateral invested for securities on loan.

(All dollar amounts are x 1,000)

At 10/31/09 the tax basis cost of the fund’s investments was $2,408,807 and the unrealized appreciation and depreciation were $2,107,015 and ($241,691), respectively, with a net unrealized appreciation of $1,865,324.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Please see complete schedule of holdings.
(c)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.

REIT	— Real Estate Investment Trust. Please see complete schedule of holdings.

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

S & P 500 Index, e-mini, Long, expires 12/18/09	300	15,495	(613)

See financial notes 27

 Schwab 1000 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value including securities on loan of $2,974 (cost $2,434,630)		$4,274,131
Collateral invested for securities on loan		3,064
Receivables:
Dividends		5,337
Fund shares sold		1,594
Foreign tax reclaims		54
Income from securities on loan		24
Interest		2
Prepaid expenses	+	69

Total assets		4,284,275

Liabilities
Collateral invested for securities on loan		$3,064
Payables:
Investment adviser and administrator fees		95
Shareholder services fees to affiliate		31
Fund shares redeemed		1,400
Due to brokers for futures		429
Trustees’ fees		2
Accrued expenses	+	168

Total liabilities		5,189

Net Assets
Total assets		4,284,275
Total liabilities	−	5,189

Net assets		4,279,086
Net Assets by Source
Capital received from investors		2,357,374
Net investment income not yet distributed		63,268
Net realized capital gains		19,556
Net unrealized capital gains		1,838,888

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$4,279,086		138,039		$31.00

28 See financial notes

 Schwab 1000 Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (including $100 from affiliated issuer and net of foreign withholding tax of $23)		$94,941
Interest		28
Securities on loan	+	2,255

Total investment income		97,224

Net Realized Gains and Losses
Net realized losses on investments		(2,012)
Net realized gains on affiliated issuer		130
Net realized gains on futures contracts	+	1,271

Net realized losses		(611)

Net Unrealized Gains and Losses
Net unrealized gains on investments		301,068
Net unrealized loss on affiliated issuer		(1,000)
Net unrealized losses on futures contracts	+	(1,000)

Net unrealized gains		299,068

Expenses
Investment adviser and administrator fees		8,942
Transfer agent and shareholder services fees:
Investor Shares		4,292
Select Shares[1]		1,596
Shareholder reports		274
Registration fees		119
Portfolio accounting fees		116
Professional fees		75
Custodian fees		69
Trustees’ fees		61
Interest expense		13
Other expenses	+	72

Total expenses		15,629
Expense reduction by adviser and Schwab	−	1,661

Net expenses		13,968

Increase (Decrease) in Net Assets from Operations
Total investment income		97,224
Net expenses	−	13,968

Net investment income		83,256
Net realized losses		(611)
Net unrealized gains	+	299,068

Increase in net assets from operations		$381,713

[1]	Effective September 18, 2009, all outstanding Select Shares combined with Investor Shares, resulting in a single class of shares of the fund.

See financial notes 29

 Schwab 1000 Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$83,256	$106,353
Net realized gains (losses)		(611)	16,203
Net unrealized gains (losses)	+	299,068	(2,658,720)

Increase (Decrease) in net assets from operations		381,713	(2,536,164)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		50,004	52,859
Select Shares	+	49,147	49,349

Total distributions from net investment income		99,151	102,208

Distributions from net realized gains
Investor Shares		—	2,740
Select Shares	+	—	2,293

Total distributions from net realized gains		—	5,033
Total distributions		$99,151	$107,241

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		70,861	$2,233,681	5,772	$217,822
Select Shares	+	9,719	249,303	10,059	373,493

Total shares sold		80,580	$2,482,984	15,831	$591,315

Shares Reinvested
Investor Shares		1,767	$45,998	1,186	$51,269
Select Shares	+	1,524	39,629	974	42,080

Total shares reinvested		3,291	$85,627	2,160	$93,349

Shares Redeemed
Investor Shares		(13,339)	($357,690)	(14,962)	($569,361)
Select Shares	+	(81,651)	(2,495,383)	(12,842)	(476,106)

Total shares redeemed		(94,990)	($2,853,073)	(27,804)	($1,045,467)

Net transactions in fund shares		(11,119)	($284,462)	(9,813)	($360,803)

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		149,158	$4,280,986	158,971	$7,285,194
Total decrease	+	(11,119)	(1,900)	(9,813)	(3,004,208)

End of period		138,039	$4,279,086	149,158	$4,280,986

Net investment income not yet distributed			$63,268		$79,946

[1]	Effective September 18, 2009, all outstanding Select Shares (64,219 shares valued at $2,052,042) combined with Investor Shares, resulting in a single class of shares of the fund.

30 See financial notes

Schwab Small-Cap Index Fund®

Financial Statements

Financial Highlights

	11/1/08–		11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09[1]		10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	13.85		25.35	25.97	22.36	19.96

Income (loss) from investment operations:
Net investment income (loss)	0.18	[2]	0.33 [2]	0.35 [2]	0.27 [2]	0.17
Net realized and unrealized gains (losses)	1.40		(7.89)	2.36	3.67	2.39

Total from investment operations	1.58		(7.56)	2.71	3.94	2.56
Less distributions:
Distributions from net investment income	(0.29)		(0.32)	(0.28)	(0.18)	(0.16)
Distributions from net realized gains	—		(3.62)	(3.05)	(0.15)	—

Total distributions	(0.29)		(3.94)	(3.33)	(0.33)	(0.16)

Net asset value at end of period	15.14		13.85	25.35	25.97	22.36

Total return (%)	11.98		(34.48)	11.35	17.78	12.86

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.28	[3]	0.42	0.42	0.42	0.41
Gross operating expenses	0.33		0.42	0.42	0.42	0.43
Net investment income (loss)	1.41		1.78	1.43	1.10	0.74
Portfolio turnover rate	26		64	31	29	40
Net assets, end of period ($ x 1,000,000)	1,142		628	969	889	795

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Calculated based on the average shares outstanding during the period.
3 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/09 is a blended rate. Please see financial note 4 for more information.

See financial notes 31

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.8%	Common Stock	1,189,556	1,128,071
—%	Rights	—	—
0.7%	Short-Term Investments	8,105	8,105

99.5%	Total Investments	1,197,661	1,136,176
0.5%	Other Assets and Liabilities, Net		5,773

100.0%	Net Assets		1,141,949

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 98.8% of net assets

Automobiles & Components 0.6%
Other Securities		0.6	6,949

Banks 5.8%
Prosperity Bancshares, Inc.	73,365	0.2	2,626
Washington Federal, Inc.	171,039	0.3	2,933
Other Securities		5.3	60,201

		5.8	65,760

Capital Goods 9.9%
BE Aerospace, Inc. *	178,000	0.3	3,156
EMCOR Group, Inc. *	117,104	0.2	2,766
Gardner Denver, Inc. *	87,512	0.3	3,143
GrafTech International Ltd. *	214,300	0.3	2,893
Nordson Corp.	61,043	0.3	3,221
Oshkosh Corp.	133,200	0.4	4,164
Regal-Beloit Corp.	56,847	0.2	2,665
Other Securities		7.9	91,093

		9.9	113,101

Commercial & Professional Supplies 3.4%
Other Securities		3.4	39,179

Consumer Durables & Apparel 4.1%
Jarden Corp.	138,808	0.3	3,802
Phillips-Van Heusen Corp.	92,100	0.3	3,698
The Warnaco Group, Inc. *	78,463	0.3	3,180
Other Securities		3.2	35,769

		4.1	46,449

Consumer Services 4.2%
Bally Technologies, Inc. *	98,062	0.3	3,863
WMS Industries, Inc. *	89,551	0.3	3,580
Other Securities		3.6	40,611

		4.2	48,054

Diversified Financials 3.0%
AmeriCredit Corp. *	175,100	0.3	3,090
E*TRADE Financial Corp. *	2,057,000	0.3	3,003
Other Securities		2.4	27,957

		3.0	34,050

Energy 7.7%
Atlas Energy, Inc.	127,376	0.3	3,335
Dril-Quip, Inc. *	53,800	0.2	2,614
Inergy L.P.	87,542	0.2	2,711
Oil States International, Inc. *	89,142	0.3	3,070
World Fuel Services Corp.	57,978	0.3	2,948
Other Securities		6.4	72,939

		7.7	87,617

Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	90,926	0.3	2,867
Other Securities		0.7	8,271

		1.0	11,138

Food, Beverage & Tobacco 1.8%
Green Mountain Coffee Roasters, Inc. *	44,700	0.2	2,975
Other Securities		1.6	17,687

		1.8	20,662

Health Care Equipment & Services 7.0%
LifePoint Hospitals, Inc. *	95,641	0.2	2,710
Tenet Healthcare Corp. *	742,800	0.3	3,803
Other Securities		6.5	73,964

		7.0	80,477

Household & Personal Products 0.8%
Other Securities		0.8	9,041

32 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Insurance 3.4%
Other Securities		3.4	38,745

Materials 4.7%
Ashland, Inc.	118,400	0.3	4,090
Domtar Corp. *	65,125	0.2	2,728
Rock-Tenn Co., Class A	68,400	0.3	2,996
Other Securities		3.9	43,316

		4.7	53,130

Media 1.4%
Liberty Media Corp. - Capital, Series A *	174,700	0.3	3,615
Other Securities		1.1	11,959

		1.4	15,574

Pharmaceuticals, Biotechnology & Life Sciences 4.4%
Dendreon Corp. *	183,500	0.4	4,637
Varian, Inc. *	55,971	0.3	2,866
Other Securities		3.7	43,277

		4.4	50,780

Real Estate 7.5%
Chimera Investment Corp.	884,151	0.3	3,086
Corporate Office Properties Trust	92,349	0.3	3,065
HRPT Properties Trust	407,404	0.2	2,864
Jones Lang LaSalle, Inc.	61,700	0.2	2,891
MFA Financial, Inc.	471,064	0.3	3,495
National Retail Properties, Inc.	150,826	0.2	2,923
Other Securities		6.0	67,038

		7.5	85,362

Retailing 5.0%
Chico’s FAS, Inc. *	293,200	0.3	3,504
J. Crew Group, Inc. *	92,800	0.3	3,784
Office Depot, Inc. *	491,900	0.2	2,976
Signet Jewelers Ltd.	126,600	0.3	3,192
Williams-Sonoma, Inc.	155,000	0.2	2,911
Other Securities		3.7	40,722

		5.0	57,089

Semiconductors & Semiconductor Equipment 4.4%
PMC - Sierra, Inc. *	412,923	0.3	3,518
Skyworks Solutions, Inc. *	313,308	0.3	3,268
Other Securities		3.8	43,667

		4.4	50,453

Software & Services 7.0%
Informatica Corp. *	157,381	0.3	3,341
TIBCO Software, Inc. *	300,936	0.2	2,633
VistaPrint N.V. *	64,300	0.3	3,283
Other Securities		6.2	70,848

		7.0	80,105

Technology Hardware & Equipment 6.0%
3Com Corp. *	672,019	0.3	3,454
Tech Data Corp. *	89,500	0.3	3,440
Other Securities		5.4	62,212

		6.0	69,106

Telecommunication Services 1.0%
Other Securities		1.0	11,733

Transportation 1.8%
Other Securities		1.8	20,598

Utilities 2.9%
Other Securities		2.9	32,919

Total Common Stock (Cost $1,189,556)			1,128,071

Rights 0.0% of net assets

Other Securities		0.0	—

Total Rights (Cost $—)			—

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 0.7% of net assets

Commercial Paper & Other Obligation 0.6%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/2009	6,446	0.6	6,446

U.S. Treasury Obligation 0.1%
Other Securities		0.1	1,659

Total Short-Term Investments (Cost $8,105)			8,105

End of Investments.

(All dollar amounts are x 1,000)

At 10/31/09 the tax basis cost of the fund’s investments was $1,210,700 and the unrealized appreciation and depreciation were $196,099 and ($270,623), respectively, with a net unrealized depreciation of ($74,524).

See financial notes 33

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts. Please see complete schedule of holdings.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees. Please see complete schedule of holdings.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets. Please see complete schedule of holdings.

In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)

Futures Contract

Russell 2000 Index, e-mini, Long, expires 12/18/09	150	8,427	(326)

34 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,197,661)		$1,136,176
Receivables:
Investments sold		1,544
Income from securities on loan		5,684
Fund shares sold		966
Dividends		5
Prepaid expenses	+	18

Total assets		1,144,393

Liabilities
Payables:
Investments bought		1,769
Investment adviser and administrator fees		22
Shareholder services fees to affiliate		1
Fund shares redeemed		370
Due to brokers for futures		221
Accrued expenses	+	61

Total liabilities		2,444

Net Assets
Total assets		1,144,393
Total liabilities	−	2,444

Net assets		$1,141,949
Net Assets by Source
Capital received from investors		1,289,420
Net investment income not yet distributed		7,672
Net realized capital losses		(93,332)
Net unrealized capital losses		(61,811)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$1,141,949		75,434		$15.14

See financial notes 35

 Schwab Small-Cap Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $5)		$18,247
Interest		18
Securities on loan	+	10

Total investment income		18,275

Net Realized Gains and Losses
Net realized losses on investments		(45,842)
Net realized losses on foreign currency transactions		(3)
Net realized losses on futures contracts	+	(6,209)

Net realized losses		(52,054)

Net Unrealized Gains and Losses
Net unrealized gains on investments		153,573
Net unrealized losses on futures contracts	+	(1,315)

Net unrealized gains		152,258

Expenses
Investment Advisor and administrator fees		2,447
Transfer agent and shareholder service fees:
Investor Shares[1]		628
Select Shares		449
Shareholder reports		79
Portfolio accounting fees		64
Professional fees		57
Registration fees		57
Custodian fees		40
Trustees’ fees		15
Interest expense		3
Other expenses	+	19

Total expenses		3,858
Expense reduction by adviser and schwab	−	612

Net expenses		3,246

Increase (Decrease) in Net Assets from Operations
Total investment income		18,275
Net expenses	−	3,246

Net investment income		15,029
Net realized losses		(52,054)
Net unrealized gains	+	152,258

Increase in net assets from operations		$115,233

[1]	Effective August 21, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

36 See financial notes

 Schwab Small-Cap Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$15,029	$24,861
Net realized losses		(52,054)	(48,380)
Net unrealized gains (losses)	+	152,258	(540,995)

Increase (Decrease) in net assets from operations		115,233	(564,514)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		8,184	8,132
Select Shares	+	13,636	12,287

Total distributions from net investment income		21,820	20,419

Distributions from net realized gains
Investor Shares		-	106,591
Select Shares	+	-	140,533

Total distributions from net realized gains		-	247,124

Total distributions		$21,820	$267,543

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		4,012	$49,425	4,071	$65,918
Select Shares	+	42,296	621,407	8,084	143,442

Total shares sold		46,308	670,832	12,155	209,360

Shares Reinvested
Investor Shares		644	$7,679	5,458	$107,685
Select Shares	+	1,059	12,634	7,095	140,062

Total shares reinvested		1,703	20,313	12,553	247,747

Shares Redeemed
Investor Shares		(37,064)	($546,937)	(6,996)	($127,623)
Select Shares	+	(13,259)	(171,312)	(8,050)	(146,320)

Total shares redeemed		(50,323)	(718,249)	(15,046)	(273,943)

Net transactions in fund shares		(2,312)	($27,104)	9,662	$183,164

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		77,746	$1,075,640	68,084	$1,724,533
Total increase or decrease	+	(2,312)	66,309	9,662	(648,893)

End of period		75,434	1,141,919	77,746	1,075,640

Net investment income not yet distributed			$7,672		$18,705

[1]	Effective August 21, 2009, all outstanding Investor Shares (31,033 shares valued at $477,019) combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 37

Schwab Total Stock Market Index Fund®

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09[1]	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	17.08	27.04	23.90	20.83	19.09

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.40	0.37	0.31	0.31
Net realized and unrealized gains (losses)	1.55	(9.93)	3.09	3.04	1.71

Total from investment operations	1.79	(9.53)	3.46	3.35	2.02
Less distributions:
Distributions from net investment income	(0.37)	(0.37)	(0.32)	(0.28)	(0.28)
Distributions from net realized gains	—	(0.06)	—	—	—

Total distributions	(0.37)	(0.43)	(0.32)	(0.28)	(0.28)

Net asset value at end of period	18.50	17.08	27.04	23.90	20.83

Total return (%)	10.92	(35.76)	14.62	16.23	10.63

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21 [2]	0.38	0.37	0.38	0.39
Gross operating expenses	0.28	0.38	0.37	0.38	0.39
Net investment income (loss)	2.02	1.71	1.49	1.41	1.52
Portfolio turnover rate	5	1	0 [3]	3	2
Net assets, end of period ($ x 1,000,000)	1,205	585	906	762	617

1 Effective on September 18, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended is a blended rate. Please see financial note 4 for more information.
3 Less than 1%.

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

			Cost	Value
Holdings by Category			($ x 1,000)	($ x 1,000)

	99.6%	Common Stock	1,175,030	1,200,332
	0.2%	Preferred Stock	1,367	2,111
	—%	Rights	—	—
	0.8%	Short-Term Investments	9,510	9,510

	100.6%	Total Investments	1,185,907	1,211,953
	0.1%	Collateral Invested for Securities on Loan	1,079	1,079
(0	.7)%	Other Assets and Liabilities, Net		(8,318)

	100.0%	Net Assets		1,204,714

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 99.6% of net assets

Automobiles & Components 0.5%
Other Securities		0.5	6,262

Banks 3.2%
U.S. Bancorp	203,531	0.4	4,726
Wells Fargo & Co.	471,406	1.1	12,973
Other Securities		1.7	20,393

		3.2	38,092

Capital Goods 7.4%
3M Co.	67,000	0.4	4,929
General Electric Co.	1,133,766	1.4	16,168
United Technologies Corp.	93,068	0.5	5,719
Other Securities		5.1	61,921

		7.4	88,737

Commercial & Professional Supplies 1.0%
Other Securities		1.0	12,304

Consumer Durables & Apparel 1.3%
Other Securities		1.3	15,269

Consumer Services 2.1%
McDonald’s Corp.	148,709	0.7	8,716
Other Securities		1.4	17,090

		2.1	25,806

Diversified Financials 7.1%
Bank of America Corp.	926,956	1.1	13,515
Citigroup, Inc.	1,565,086	0.5	6,401
JPMorgan Chase & Co.	420,444	1.5	17,562
Morgan Stanley	140,500	0.4	4,513
The Charles Schwab Corp. (b)	111,120	0.2	1,927
The Goldman Sachs Group, Inc.	47,700	0.7	8,117
Other Securities		2.7	33,061

		7.1	85,096

Energy 11.7%
Chevron Corp.	213,339	1.4	16,329
ConocoPhillips	138,223	0.6	6,936
Exxon Mobil Corp.	525,466	3.1	37,660
Occidental Petroleum Corp.	86,120	0.6	6,535
Schlumberger Ltd.	132,000	0.7	8,210
Other Securities		5.3	65,405

		11.7	141,075

Food & Staples Retailing 2.5%
CVS Caremark Corp.	150,640	0.5	5,317
Wal-Mart Stores, Inc.	259,100	1.1	12,872
Other Securities		0.9	12,146

		2.5	30,335

Food, Beverage & Tobacco 5.4%
PepsiCo, Inc.	164,800	0.8	9,979
Philip Morris International, Inc.	208,800	0.8	9,889
The Coca-Cola Co.	260,200	1.2	13,871
Other Securities		2.6	30,919

		5.4	64,658

Health Care Equipment & Services 4.4%
Medtronic, Inc.	119,874	0.4	4,279
Other Securities		4.0	48,642

		4.4	52,921

Household & Personal Products 2.5%
Colgate-Palmolive Co.	52,500	0.4	4,128
The Procter & Gamble Co.	316,215	1.5	18,340

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)
Other Securities		0.6	8,129

		2.5	30,597

Insurance 3.9%
Berkshire Hathaway, Inc., Class A *	133	1.1	13,167
Other Securities		2.8	33,652

		3.9	46,819

Materials 3.8%
Other Securities		3.8	46,171

Media 2.8%
The Walt Disney Co.	185,410	0.4	5,075
Other Securities		2.4	29,262

		2.8	34,337

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
Abbott Laboratories	163,905	0.7	8,289
Amgen, Inc. *	106,268	0.5	5,710
Bristol-Myers Squibb Co.	209,450	0.4	4,566
Gilead Sciences, Inc. *	96,640	0.4	4,112
Johnson & Johnson	298,170	1.5	17,607
Merck & Co., Inc. *	234,652	0.6	7,258
Pfizer, Inc.	865,801	1.2	14,745
Schering-Plough Corp.	168,750	0.4	4,759
Other Securities		2.2	27,646

		7.9	94,692

Real Estate 1.9%
Other Securities		1.9	22,354

Retailing 3.6%
Amazon.com, Inc. *	41,700	0.4	4,954
The Home Depot, Inc.	182,070	0.4	4,568
Other Securities		2.8	33,614

		3.6	43,136

Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	594,332	1.0	11,358
Other Securities		1.5	19,069

		2.5	30,427

Software & Services 7.7%
Google, Inc., Class A *	26,750	1.2	14,341
Microsoft Corp.	865,850	2.0	24,010
Oracle Corp.	425,449	0.8	8,977
Visa, Inc., Class A	56,000	0.4	4,243
Other Securities		3.3	41,220

		7.7	92,791

Technology Hardware & Equipment 8.2%
Apple, Inc. *	95,000	1.5	17,907
Cisco Systems, Inc. *	628,909	1.2	14,371
Hewlett-Packard Co.	254,636	1.0	12,085
International Business Machines Corp.	142,510	1.4	17,188
QUALCOMM, Inc.	170,600	0.6	7,065
Other Securities		2.5	30,013

		8.2	98,629

Telecommunication Services 2.7%
AT&T, Inc.	603,056	1.3	15,480
Verizon Communications, Inc.	303,072	0.8	8,968
Other Securities		0.6	8,691

		2.7	33,139

Transportation 1.8%
United Parcel Service, Inc., Class B	91,480	0.4	4,911
Other Securities		1.4	17,293

		1.8	22,204

Utilities 3.7%
Other Securities		3.7	44,481

Total Common Stock (Cost $1,175,030)			1,200,332

Preferred Stock 0.2% of net assets

Real Estate 0.2%
Other Securities		0.2	2,111

Total Preferred Stock (Cost $1,367)			2,111

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Total Rights (Cost $—)			—

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investments 0.8% of net assets

Commercial Paper & Other Obligation 0.6%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/2009	7,510	0.6	7,510

40 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

U.S. Treasury Obligation 0.2%
Other Securities		0.2	2,000

Total Short-Term Investments (Cost $9,510)			9,510

End of Investments.

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Collateral Invested for Securities on Loan 0.1% of net assets

Invesco AIM Short Term Investments Trust Government & Agency Portfolio	1,079,196	0.1	1,079

Total Collateral Invested for Securities on Loan (Cost $1,079)			1,079

End of collateral invested for securities on loan.

(All dollar amounts are x 1,000)

At 10/31/09 the tax basis cost of the fund’s investments was $1,184,017 and the unrealized appreciation and depreciation were $279,219 and ($251,283), respectively, with a net unrealized appreciation of $27,936.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees. Please see complete schedule of holdings.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	Illiquid security. At the period end, the value of these amounted to $3 or 0.0% of net assets. Please see complete schedule of holdings.
(d)	All or a portion of this security is on loan. Please see complete schedule of holdings.

ADR	— American Depositary Receipt. Please see complete schedule of holdings.
REIT	— Real Estate Investment Trust. Please see complete schedule of holdings.

See financial notes 41

 Schwab Total Stock Market Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value including securities on loan of $1,009 (cost $1,185,907)		$1,211,953
Collateral invested for securities on loan		1,079
Receivables:
Investments sold		6,648
Fund shares sold		1,473
Dividends		1,367
Income from securities on loan		14
Foreign tax reclaims		5
Prepaid expenses	+	19

Total assets		1,222,558

Liabilities
Collateral held for securities on loan		1,079
Payables:
Investments bought		1,436
Investment adviser and administrator fees		2
Shareholder services fees to affiliate		2
Fund shares redeemed		15,018
Due to brokers for futures		242
Trustees’ fees		1
Accrued expenses	+	64

Total liabilities		17,844

Net Assets
Total assets		1,222,558
Total liabilities	−	17,844

Net assets		$1,204,714
Net Assets by Source
Capital received from investors		1,191,014
Net investment income not yet distributed		16,372
Net realized capital losses		(28,718)
Net unrealized capital gains		26,046

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$1,204,714		65,137		$18.50

42 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (including $27 from affiliated issuer and net of foreign withholding tax of $6)		$23,606
Interest		10
Securities on loan	+	121

Total investment income		23,737

Net Realized Gains and Losses
Net realized losses on investments		(7,280)
Net realized gains on foreign currency transactions		1
Net realized gains on futures contracts	+	1,415

Net realized losses		(5,864)

Net Unrealized Gains and Losses
Net unrealized gains on investments		99,552
Net unrealized loss on affiliated issuer		(198)
Net unrealized gains on futures contracts	+	454

Net unrealized gains		99,808

Expenses
Investment adviser and administrator fees		1,854
Transfer agent and shareholder services fees:
Investor Shares[1]		660
Select Shares		434
Registration fees		112
Portfolio accounting fees		79
Shareholder reports		71
Professional fees		50
Custodian fees		29
Trustees’ fees		16
Other expenses	+	18

Total expenses		3,323
Expense reduction by adviser and Schwab	−	(732)

Net expenses		2,591

Increase in Net Assets from Operations
Total investment income		23,737
Net expenses	−	2,591

Net investment income		21,146
Net realized losses		(5,864)
Net unrealized gains	+	99,808

Increase in net assets from operations		$115,090

[1]	Effective September 18, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 43

 Schwab Total Stock Market Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$21,146	$22,422
Net realized losses		(5,864)	(23,326)
Net unrealized gains (losses)	+	99,808	(562,957)

Increase (Decrease) in net assets from operations		115,090	(563,861)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		8,380	8,309
Select Shares	+	12,961	12,465

Total distributions from net investment income		21,341	20,774

Distributions from net realized gains
Investor Shares		—	1,506
Select Shares	+	—	2,022

Total distributions from net realized gains		—	3,528

Total distributions		$21,341	$24,302

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		7,799	$123,898	4,610	$101,344
Select Shares	+	43,580	785,905	8,006	177,993

Total shares sold		51,379	$909,803	12,616	$279,337

Shares Reinvested
Investor Shares		502	$7,748	361	$9,166
Select Shares	+	699	10,803	472	11,987

Total shares reinvested		1,201	$18,551	833	$21,153

Shares Redeemed
Investor Shares		(33,087)	($612,707)	(5,154)	($115,426)
Select Shares	+	(13,394)	(211,806)	(7,746)	(169,194)

Total shares redeemed		(46,481)	($824,513)	(12,900)	($284,620)

Net transactions in fund shares		6,099	$103,841	549	$15,870

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		59,038	$1,007,124	58,489	$1,579,417
Total increase or decrease	+	6,099	197,590	549	(572,293)

End of period		65,137	$1,204,714	59,038	$1,007,124

Net investment income not yet distributed			$16,372		$17,281

[1]	Effective September 18, 2009, all outstanding Investor Shares (27,821 shares valued at $531,998) combined with Select Shares, resulting in a single class of shares of the fund.

44 See financial notes

Schwab International Index Fund®

Financial Statements

Financial Highlights

	11/1/08–	11/1/07–	11/1/06–	11/1/05–	11/1/04–
	10/31/09[1]	10/31/08	10/31/07	10/31/06	10/31/05

Per-Share Data ($)

Net asset value at beginning of period	13.95	25.95	21.14	17.09	14.83

Income (loss) from investment operations:
Net investment income (loss)	0.37	0.68	0.54	0.50	0.38
Net realized and unrealized gains (losses)	2.58	(12.13)	4.93	3.93	2.19

Total from investment operations	2.95	(11.45)	5.47	4.43	2.57
Less distributions:
Distributions from net investment income	(0.64)	(0.55)	(0.66)	(0.38)	(0.31)

Net asset value at end of period	16.26	13.95	25.95	21.14	17.09

Total return (%)	22.55	(45.02)	26.50	26.35	17.56

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32 [2]	0.50	0.50	0.50	0.50
Gross operating expenses	0.41	0.54	0.54	0.55	0.57
Net investment income (loss)	2.92	3.15	2.34	2.60	2.23
Portfolio turnover rate	21	10	5	11	10
Net assets, end of period ($ x 1,000,000)	1,369	711	1,264	954	776

1 Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for period ended is a blended rate. Please see financial note 4 for more information.

See financial notes 45

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2009

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.6%	Common Stock	1,034,182	1,351,379
0.2%	Preferred Stock	3,232	2,694
—%	Rights	—	—
—%	Warrants	14	10
0.4%	Other Investment Company	5,577	5,330
0.5%	Short-Term Investment	6,191	6,191

99.7%	Total Investments	1,049,196	1,365,604
0.3%	Other Assets and Liabilities, Net		3,725

100.0%	Net Assets		1,369,329

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Common Stock 98.6% of net assets

Australia 7.2%
Australia & New Zealand Banking Group Ltd.	402,801	0.6	8,216
BHP Billiton Ltd.	539,827	1.3	17,705
Commonwealth Bank of Australia	244,300	0.8	11,289
National Australia Bank Ltd.	337,078	0.7	8,906
Westpac Banking Corp.	478,668	0.8	11,188
Other Securities		3.0	41,261

		7.2	98,565

Austria 0.2%
Other Securities		0.2	3,345

Belgium 0.9%
Other Securities		0.9	12,410

Canada 8.5%
Royal Bank of Canada	227,168	0.8	11,505
Suncor Energy, Inc.	251,099	0.6	8,336
The Toronto-Dominion Bank	135,532	0.6	7,726
Other Securities		6.5	88,954

		8.5	116,521

Denmark 0.8%
Other Securities		0.8	11,020

Finland 0.8%
Nokia Corp.	613,039	0.6	7,743
Other Securities		0.2	3,459

		0.8	11,202

France 11.1%
AXA S.A.	281,096	0.5	6,991
BNP Paribas	146,042	0.8	11,002
France Telecom S.A.	312,491	0.6	7,743
GDF Suez	233,712	0.7	9,771
Sanofi-Aventis	172,144	0.9	12,619
Total S.A.	376,619	1.6	22,537
Other Securities		6.0	81,684

		11.1	152,347

Germany 8.1%
Allianz SE - Reg’d	72,500	0.6	8,310
BASF SE	148,324	0.6	7,940
Bayer AG	133,015	0.7	9,229
Daimler AG - Reg’d	170,662	0.6	8,289
Deutsche Bank AG - Reg’d	99,872	0.5	7,256
E.ON AG	306,345	0.8	11,741
Siemens AG - Reg’d	131,154	0.9	11,852
Other Securities		3.4	46,096

		8.1	110,713

Greece 0.3%
Other Securities		0.3	3,676

Hong Kong 2.0%
Other Securities		2.0	27,232

Ireland 0.3%
Other Securities		0.3	4,563

Italy 3.8%
Eni S.p.A.	448,923	0.8	11,118
UniCredit S.p.A. *	2,694,921	0.6	9,029
Other Securities		2.4	32,507

		3.8	52,654

46 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($ x 1,000)

Japan 14.6%
Honda Motor Co., Ltd.	253,539	0.6	7,831
Mitsubishi UFJ Financial Group, Inc.	1,781,509	0.7	9,489
Toyota Motor Corp.	427,803	1.2	16,888
Other Securities		12.1	165,892

		14.6	200,100

Netherlands 2.6%
Unilever N.V.	274,655	0.6	8,463
Other Securities		2.0	26,544

		2.6	35,007

Norway 0.5%
Other Securities		0.5	7,384

Portugal 0.2%
Other Securities		0.2	2,420

Singapore 0.9%
Other Securities		0.9	13,066

Spain 5.0%
Banco Bilbao Vizcaya Argentaria S.A.	614,226	0.8	10,979
Banco Santander S.A.	1,304,375	1.5	20,990
Telefonica S.A.	662,958	1.4	18,514
Other Securities		1.3	17,936

		5.0	68,419

Sweden 1.9%
Other Securities		1.9	25,391

Switzerland 8.3%
Credit Suisse Group AG - Reg’d	167,302	0.6	8,944
Nestle S.A. - Reg’d	587,104	2.0	27,301
Novartis AG - Reg’d	423,440	1.6	22,050
Roche Holding AG	112,533	1.3	18,024
UBS AG - Reg’d *	572,316	0.7	9,543
Other Securities		2.1	27,974

		8.3	113,836

United Kingdom 20.5%
Anglo American plc *	212,855	0.6	7,702
AstraZeneca plc	231,628	0.8	10,398
Barclays plc *	1,773,937	0.7	9,297
BG Group plc	535,251	0.7	9,213
BHP Billiton plc	351,633	0.7	9,475
BP plc	2,999,726	2.0	28,108
British American Tobacco plc	326,828	0.8	10,415
GlaxoSmithKline plc	832,673	1.2	17,080
HSBC Holdings plc	2,788,563	2.2	30,814
Rio Tinto plc	214,680	0.7	9,491
Royal Dutch Shell plc, A Share	588,320	1.3	17,443
Royal Dutch Shell plc, B Share	438,079	0.9	12,611
Tesco plc	1,280,582	0.6	8,539
Vodafone Group plc	8,404,590	1.3	18,522
Other Securities		6.0	81,331

		20.5	280,439

United States 0.1%
Other Securities		0.1	1,069

Total Common Stock (Cost $1,034,182)			1,351,379

Preferred Stock 0.2% of net assets

Germany 0.2%
Other Securities		0.2	2,694

Total Preferred Stock (Cost $3,232)			2,694

Rights 0.0% of net assets

Other Securities		0.0	—

Total Rights (Cost $—)			—

Warrants 0.0% of net assets

Other Securities		0.0	10

Total Warrants (Cost $14)			10

Other Investment Company 0.4% of net assets

United States 0.4%
Other Securities		0.4	5,330

Total Other Investment Company (Cost $5,577)			5,330

Security	Face Amount	% of Net	Value
Rate, Maturity Date	($ x 1,000)	Assets	($ x 1,000)

Short-Term Investment 0.5% of net assets

Other Securities		0.5	6,191

Total Short-Term Investment (Cost $6,191)			6,191

End of Investments.

At 10/31/09, the tax basis cost of the fund’s investments was $1,068,632 and the unrealized appreciation and depreciation

See financial notes 47

 Schwab International Index Fund

Portfolio Holdings continued

were $423,934 and ($126,962), respectively, with a net unrealized appreciation of $296,972.

At 10/31/09, the values of certain foreign securities held by the fund aggregating $1,237,523 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees. Please see complete schedule of holdings.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets. Please see complete schedule of holdings.

CVA	— Dutch Certificate
Reg’d	— Registered

48 See financial notes

 Schwab International Index Fund

Statement of
Assets and Liabilities
As of October 31, 2009. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $1,049,196)		$1,365,604
Foreign currency, at value (cost $32)		32
Receivables:
Dividends		2,372
Fund shares sold		1,518
Foreign tax reclaims		634
Prepaid expenses	+	21

Total assets		1,370,181

Liabilities
Payables:
Investments bought		260
Investment adviser and administrator fees		33
Shareholder services fees to affiliate		1
Fund shares redeemed		462
Trustees’ fees		1
Accrued expenses	+	95

Total liabilities		852

Net Assets
Total assets		1,370,181
Total liabilities	−	852

Net assets		$1,369,329
Net Assets by Source
Capital received from investors		1,268,860
Net investment income not yet distributed		21,869
Net realized capital losses		(237,872)
Net unrealized capital gains		316,472

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$1,369,329		84,236		$16.26

See financial notes 49

 Schwab International Index Fund

Statement of
Operations
For November 1, 2008 through October 31, 2009. All numbers are x 1,000.

Investment Income
Dividends (net of foreign withholding tax of $4,026)		$39,253
Interest	+	2

Total investment income		39,255

Net Realized Gains and Losses
Net realized losses on investments		(62,991)
Net realized gains on foreign currency transactions	+	412

Net realized losses		(62,579)

Net Unrealized Gains and Losses
Net unrealized gains on investments		263,344
Net unrealized losses on foreign currency translations	+	(9)

Net unrealized gains		263,335

Expenses
Investment adviser and administrator fees		3,503
Transfer agent and shareholder services fees:
Investor Shares[1]		695
Select Shares		534
Custodian fees		321
Registration fees		97
Shareholder reports		91
Portfolio accounting fees		84
Professional fees		52
Trustees’ fees		17
Interest expenses		8
Other expenses	+	36

Total expenses		5,438
Expense reduction by adviser and Schwab	−	1,242

Net expenses		4,196

Increase (Decrease) in Net Assets from Operations
Total investment income		39,255
Net expenses	−	4,196

Net investment income		35,059
Net realized losses		(62,579)
Net unrealized gains	+	263,335

Increase in net assets from operations		$235,815

[1]	Effective August 21, 2009, all outstanding Investor Shares combined with Select Shares, resulting in a single class of shares of the fund.

50 See financial notes

 Schwab International Index Fund

Statements of
Changes in Net Assets
For the current and prior report periods. All numbers are x 1,000.

Operations

		11/01/08-10/31/09	11/01/07-10/31/08
Net investment income		$35,059	$55,150
Net realized losses		(62,579)	(11,824)
Net unrealized gains (losses)	+	263,335	(992,846)

Increase (Decrease) in net assets from operations		235,815	(949,520)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		19,181	17,168
Select Shares	+	33,020	26,872

Total distributions from net investment income		52,201	$44,040

Transactions in Fund Shares[1]

		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		5,594	$72,343	6,740	$126,669
Select Shares	+	46,147	706,130	10,127	200,887

Total shares sold		51,741	$778,473	16,867	$327,556

Shares Reinvested
Investor Shares		1,390	$17,442	646	$15,700
Select Shares	+	2,393	29,992	992	24,068

Total shares reinvested		3,783	$47,434	1,638	$39,768

Shares Redeemed
Investor Shares		(40,614)	($615,349)	(7,378)	($151,710)
Select Shares	+	(15,257)	(204,275)	(8,895)	(178,511)

Total shares redeemed		(55,871)	($819,624)	(16,273)	($330,221)

Net transactions in fund shares		(347)	$6,283	2,232	$37,103

Shares Outstanding and Net Assets
		11/01/08-10/31/09		11/01/07-10/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		84,583	$1,179,432	82,351	$2,135,889
Total increase or decrease	+	(347)	189,897	2,232	(956,457)

End of period		84,236	$1,369,329	84,583	$1,179,432

Net investment income not yet distributed			$21,869		$37,856

[1]	Effective August 21, 2009, all outstanding Investor Shares (32,129 shares valued at $510,896) combined with Select Shares, resulting in a single class of shares of the fund.

See financial notes 51

 Schwab Equity Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the “trusts”), are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trusts including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Laudus U.S. MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
Schwab Balanced Fund (formerly Schwab Viewpoints Fund)
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund

  Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Monthly Income Fund–Moderate Payout
Schwab Monthly Income Fund–Enhanced Payout
Schwab Monthly Income Fund–Maximum Payout

Schwab Investments (organized October 26, 1990)
  Schwab 1000 Index Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund
Schwab Tax-Free YieldPlus Fund
Schwab Tax-Free Bond Fund
Schwab California Tax-Free YieldPlus Fund
Schwab California Tax-Free Bond Fund
Schwab Global Real Estate Fund

Prior to August 22, 2009, the Schwab International Index Fund and Schwab Small-Cap Index Fund each offered two shared classes: Investor Shares and Select Shares®. Effective August 21, 2009, all outstanding Investor Shares of the Schwab International Index Fund and Schwab Small-Cap Index Fund were converted into Select Shares® and each fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares became an owner of the Select Shares® of the same fund. Prior to September 10, 2009, the Schwab S&P 500 Index Fund each offered three share classes: Investor Shares, Select Shares® and e.Shares®. Effective September 9, 2009, all outstanding Investor Shares and e.Shares® were converted into Select Shares® and the fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares and e.Shares® became an owner of the Select Shares® of the fund. Prior to September 19, 2009, the Schwab Total Stock Market Index Fund offered two share classes: Investor Shares and Select Shares®. Effective September 19, 2009, all outstanding Investor Shares of the Schwab Total Stock Market Index Fund, were converted into Select Shares® and the fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares became an owner of the Select Shares® of the fund. Prior to September 19, 2009, the Schwab 1000 Index Fund offered two share classes: Investor Shares and Select Shares®. Effective September 18, 2009, all outstanding Select Shares® were converted into Investor Shares and the fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Select Shares® became an owner of the Investor Shares of the fund.

Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV“), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, as required by securities laws.

52

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies:
       (All dollar amounts are x 1,000)

The following is a summary of the significant accounting policies the funds use in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available: The Boards of Trustees have adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is delisted or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Boards of Trustees regularly review fair value determinations made by the funds pursuant to the procedures.

•	International Fair Valuation: The Boards of Trustees have adopted procedures to fair value foreign securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Boards of Trustees regularly review fair value determinations made by the funds pursuant to the procedures.

•	Futures and Forwards contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective NAV as determined by those funds in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The funds adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Accordingly, if the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

 53

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1—quoted prices in active markets for identical securities— Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)— Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require revised valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Boards of Trustees have approved a vendor that would calculate revised valuations of international securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of October 31, 2009:

Schwab S&P 500 Index Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$8,609,029	$—	$—	$8,609,029
Short-Term Investments(a)	—	91,098	—	91,098

Total	$8,609,029	$91,098	$—	$8,700,127

Other Financial Instruments Collateral Invested for Securities on Loan	$9,401	$—	$—	$9,401

54

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments
Futures Contracts*	($27)	$—	$—	($27)

Total	($27)	$—	$—	($27)

Schwab 1000 Index Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$4,257,168	$—	$—	$4,257,168
Other Investment Company	14,863	—	—	14,863
Short-Term Investments(a)	—	2,100	—	2,100

Total	$4,272,031	$2,100	$—	$4,274,131

Other Financial Instruments Collateral Invested for Securities on Loan	$3,064	$—	$—	$3,064

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments
Futures Contracts*	($613)	$—	$—	($613)

Total	($613)	$—	$—	($613)

Schwab Small-Cap Index Fund

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$1,128,071	$—	$—	$1,128,071
Short-Term Investments(a)	—	8,105	—	8,105

Total	$1,128,071	$8,105	$—	$1,136,176

 55

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Liabilities Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Financial Instruments
Futures Contract*	($326)	$—	$—	($326)

Total	($326)	$—	$—	($326)

Schwab Total Stock Market Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total**

Common Stock(a)	$1,178,128	$—	$—	$1,178,128
Transportation	22,201	—	3	22,204
Preferred Stock(a)	2,111	—	—	2,111
Rights(a)	—	—	—	—
Short-Term Investments(a)	—	9,510	—	9,510

Total	$1,202,440	$9,510	$3	$1,211,953

Other Financial Instruments Collateral Invested for Securities on Loan	$1,079	$—	$—	$1,079

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance			Change in			Balance
	as of	Accrued	Realized	Unrealized	Net	Net	as of
	October 31,	Discounts	Gains	Gains	Purchases	Transfers in	October 31,
Investments in Securities	2008	(Premiums)	(Losses)	(Losses)	(Sales)	and/or out	2009

Common Stock
Consumer Durables & Apparel	$—	$—	$—	$(1)	$—	$1	$—
Software & Services	—	—	(5)	5	—	—	—
Transportation	3	—	—	1	—	(1)	3
Pharmaceuticals & Biotechnology	11	—	(11)	8	(8)	—	—

Total	$14	$—	$(16)	$13	$(8)	$—	$3

Schwab International Index Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total**

Common Stock(a)	$—	$954,419	$—	$954,419
Canada	116,521	—	—	116,521
United Kingdom	—	280,410	29	280,439
Preferred Stock(a)	—	2,694	—	2,694
Warrant	10	—	—	10
Other Investment Company(a)	5,330	—	—	5,330
Short-Term Investment	—	6,191	—	6,191

Total	$121,861	$1,243,714	$29	$1,365,604

56

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance			Change in			Balance
	as of	Accrued	Realized	Unrealized	Net	Net	as of
	October 31,	Discounts	Gains	Gains	Purchases	Transfers in	October 31,
Investments in Securities	2008	(Premiums)	(Losses)	(Losses)	(Sales)	and/or out	2009

Common Stock
United Kingdom	$—	$—	$—	$28	$1	$—	$29

Total	$—	$—	$—	$28	$1	$—	$29

*	Futures contracts are not included in Investments and are valued at the unrealized appreciation or depreciation.
**	The fund had no Other Financial Instruments.
(a)	As categorized in complete schedule of holdings.

All net realized and change in unrealized gains (losses) in the tables above are reflected on the accompanying statements of operations. Changes in net unrealized gains (losses) for Level 3 investments held by the funds at October 31, 2009 approximate the changes in unrealized gains (losses) in the tables above.

(b) Portfolio Investments:

Derivatives: The funds may invest in futures contracts to reduce the effects of uninvested cash on performance or other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the future contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges and their markets values change daily.

The Schwab International Index Fund may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards have similar risks as futures except that they are agreements directly between two parties. Also, forwards are not publicly traded.

Repurchase Agreements: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the funds’ custodian (or, in the case of tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Securities Lending: The funds may loan securities to certain brokers, dealers and other financial institutions that pay the funds negotiated fees. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter. If the value of the collateral falls below 100%, it will be adjusted the following day.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

 57

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gains or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker“).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends (net of applicable foreign withholding tax) and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a fund within the trusts are charged directly to that fund. Expenses that are common to all funds within the trusts generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, were allocated daily to each class in proportion to its average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains once a year, if any.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Corp., under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown

58

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):
       (All dollar amounts are x 1,000)

as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks including, but not limited to, those described below:

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in a fund will fluctuate, which means that you could lose money.

Your investment follows either the U.S. stock market or the performance of a mix of international large-cap stocks, as measured by an index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance is normally below that of the index.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Historically, small-cap stocks have been riskier than large and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - bonds or large-cap stocks, for instance - a fund’s performance also will lag those investments.

A fund’s investment in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risk of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times more volatile than securities of comparable U.S. companies. A fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small with a limited number of companies representing a small number of industries.

A fund may use derivatives (including futures) to enhance returns or hedge against market declines. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund.

As index funds, the funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in all of the securities in its benchmark index or may invest in securities not in the index, because the manager may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, a fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In addition, international funds may not invest in issuers located in certain countries due to these considerations. A fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of a fund, operating expenses and trading costs all affect the ability

 59

 Schwab Equity Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

The funds do not fully replicate the benchmark indices and may hold securities not included in the indices. As a result, the funds are subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the funds utilize a sampling approach, they may not track the return of the indices as well as they would if each fund purchased all of the securities in their benchmark index.

Please refer to the funds’ prospectus for a complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
       (All dollar amounts are x 1,000)

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the Schwab 1000 Index Fund, the investment adviser is entitled to receive an annual fee, payable monthly based on each fund’s average daily net assets described as follows:

Schwab 1000
% of Average Daily Net Assets	Index

First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%

Effective July 1, 2009, for its advisory and administrative services to the following funds, the investment adviser is entitled to receive an annual fee (fees), payable monthly based on each fund’s average daily net assets described as follows:

	Schwab S&P	Schwab Small-	Schwab Total	Schwab
	500 Index	Cap Index	Stock Market	International
% of Average Daily Net Assets	Fund	Fund	Index Fund	Index Fund

Current rate	0.06%	0.15%	0.06%	0.15%

Prior to July 1, 2009, the fees were:

First $500 million	0.15%	0.33%	0.30%	0.43%
$500 million to $5 billion	0.09%	0.28%	0.22%	0.38%
$5 billion to $10 billion	0.08%	0.28%	0.22%	0.38%
Over $10 billion	0.07%	0.28%	0.22%	0.38%

Charles Schwab & Co., Inc. (“Schwab”) is an affiliate of the investment adviser and was the trust’s transfer agent and shareholder services agent prior to July 1, 2009. Effective July 1, 2009, the trust has appointed Boston Financial Data Services, Inc. (“BFDS”) as transfer agent of the funds and adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. Pursuant to the Plan, the funds pay Schwab and other financial intermediaries to provide certain account maintenance, customer liaison and shareholder services to the funds’ shareholders holding shares of the funds through that financial intermediary. Under the Plan, Schwab is entitled to receive an annual fee payable monthly based on each funds’ average daily net assets as follows:

			Schwab Total	Schwab
Schwab S&P	Schwab 1000	Schwab Small-	Stock Market	International
500 Index Fund	Index Fund	Cap Index Fund	Index Fund	Index Fund

0.02%	0.10%	0.02%	0.02%	0.02%

60

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

Prior to July 1, 2009, for its transfer agent and shareholder services, Schwab was entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%
e Shares*	0.05%	0.05%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit (“expense limitation” the total expenses charged, excluding interest, taxes and certain non-routine expenses for so long as the investment adviser serves as the adviser to the funds, which may only be amended or terminated with the approval of the Fund’s Board of Trustees as follows:

Effective May 5, 2009, the expense limitation is:

				Schwab Total	Schwab
	Schwab S&P	Schwab 1000	Schwab Small-	Stock Market	International
% of Average Daily Net Assets	500 Index Fund	Index Fund	Cap Index Fund	Index Fund	Index Fund

Flat rate	0.09%	0.29%	0.19%	0.09%	0.19%

Prior to May 5, 2009, the expense limitation was:

Investor Shares	0.37%	0.51%	0.60%	0.58%	0.69%
Select Shares	0.19%	0.36%	0.42%	0.39%	0.50%
e.Shares*	0.28%	n/a	n/a	n/a	n/a

*	e.Shares were only offered by Schwab S&P 500 Index Fund.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of each Equity Index Fund owned by other Schwab Funds as of October 31, 2009.

				Schwab Total	Schwab
	Schwab S&P	Schwab 1000	Schwab Small-	Stock Market	International
	500 Index Fund	Index Fund	Cap Index Fund	Index Fund	Index Fund

Schwab MarketTrack Portfolios:
All Equity Portfolio	2.4%	—%	9.9%	—%	10.2%
Growth Portfolio	2.7%	—%	10.1%	—%	8.6%
Balanced Portfolio	1.5%	—%	5.6%	—%	4.7%
Conservative Portfolio	0.4%	—%	1.6%	—%	1.3%

Schwab Annuity Portfolios:
Growth Portfolio II	0.1%	—%	0.6%	—%	0.5%

Schwab Target Funds:
Target 2010	0.1%	—%	—%	—%	—%
Target 2015	—%	—%	—%	—%	—%
Target 2020	0.3%	—%	—%	—%	—%
Target 2025	—%	—%	—%	—%	—%
Target 2030	0.3%	—%	—%	—%	—%
Target 2035	—%	—%	—%	—%	—%
Target 2040	0.3%	—%	—%	—%	—%

 61

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
       (All dollar amounts are x 1,000)

As of October 31, 2009, the shares owned by the Charitable Giving Trust as a percentage of the total shares of the Schwab S&P 500 Index Fund and the Schwab Small Cap Index Fund were 0.5% and 0.3%, respectively.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the period ended October 31, 2009, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	151,584
Schwab Small-Cap Index Fund	56,297
Schwab Total Stock Market Index Fund	2,199
Schwab International Index Fund	6,191

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Boards of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for any fund during the period.

5. Boards of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limit the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Corp., an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Corp. for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, certain funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
       (All dollar amounts are x 1,000)

For the period ended October 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchase of Securities		Sales/Maturities of Securities

Schwab S&P 500 Index Fund	$384,499	*	$150,346
Schwab 1000 Index Fund	142,831		379,505
Schwab Small-Cap Index Fund	273,988		254,855
Schwab Total Stock Market Index Fund	164,074		45,055
Schwab International Index Fund	239,302		249,354

*	Purchase of securities excludes impact of purchase of investments resulting from a merger with another fund (See the financial note 11).

62

 Schwab Equity Index Funds

Financial Notes (continued)

8. Redemption Fee:
       (All dollar amounts are x 1,000)

The funds charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current period and prior fiscal year are:

	Current Period	Prior Period
	(11/1/08-10/31/09)	(11/1/07-10/31/08)

Schwab S&P 500 Index Fund	$223	$167
Schwab 1000 Index Fund	107	103
Schwab Small-Cap Index Fund	42	18
Schwab Total Stock Market Index Fund	65	43
Schwab International Index Fund	38	29

9. Federal Income Taxes:
       (All dollar amounts are x 1,000)

As of October 31, 2009, the components of distributable earnings on a tax-basis were as follows:

		Schwab		Schwab Total	Schwab
	Schwab S&P	1000 Index	Schwab Small-	Stock Market	International
	500 Index Fund	Fund	Cap Index Fund	Index Fund	Index Fund

Undistributed Ordinary income	$94,434	$62,785	$7,098	$16,077	$32,351
Unrealized appreciation	1,848,843	2,107,015	196,099	279,219	423,934
Unrealized depreciation	(1,666,233)	(241,691)	(270,623)	(251,283)	(126,962)
Other unrealized appreciation/(depreciation)	—	—	—	—	64

Net unrealized appreciation/(depreciation)	$182,610	$1,865,324	$(74,524)	$27,936	$297,036

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), Real Estate Investment Trusts (REITS) and futures mark to market.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes.

As of October 31, 2009, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

		Schwab		Schwab Total	Schwab
	Schwab S&P	1000 Index	Schwab Small-	Stock Market	International
Expiration Date	500 Index Fund	Fund	Cap Index Fund	Index Fund	Index Fund

October 31, 2010	$401,878	$—	$—	$—	$112,722
October 31, 2011	72,381	—	—	—	39,016
October 31, 2012	29,212	—	—	—	8,278
October 31, 2013	178,255	—	—	—	—
October 31, 2014	109,256	—	—	—	—
October 31, 2015	15,234	—	—	—	—
October 31, 2016	47,041	6,396	7,115	25,401	3,212
October 31, 2017	18,317	—	72,930	4,912	65,689

Total	$871,574	$6,396	$80,045	$30,313	$228,917

 63

 Schwab Equity Index Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):
          (All dollar amounts are x 1,000)

As of September 9, 2009, Schwab S&P 500 Index Fund has capital loss carry forwards subject to certain limitations on availability, to offset futures capital gains, if any as the successor of a merger, as follows:

10/31/2015	$74,411
10/31/2016	30,839
10/31/2017	1,802

Total	$107,052

		Schwab		Schwab Total	Schwab
	Schwab S&P	1000 Index	Schwab Small-	Stock Market	International
	500 Index Fund	Fund	Cap Index Fund	Index Fund	Index Fund

Capital losses utilized	$—	$3,320	$—	$—	$—
Capital losses expired	$34,840	$—	$—	$—	$61,592

The tax-basis components of distributions during the current and prior fiscal years were:

		Schwab		Schwab Total	Schwab
	Schwab S&P	1000 Index	Schwab Small-	Stock Market	International
	500 Index Fund	Fund	Cap Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$135,807	$99,151	$21,820	$21,341	$52,201
Prior period distributions
Ordinary income	$140,183	$102,221	$26,318	$20,749	$44,040
Long-term capital gains	—	5,020	241,226	3,553	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains from financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2009, the funds made the following reclassifications:

		Schwab		Schwab Total	Schwab
	Schwab S&P	1000 Index	Schwab Small-	Stock Market	International
	500 Index Fund	Fund	Cap Index Fund	Index Fund	Index Fund

Capital Shares	$128,698	$—	$—	$—	$(61,592)
Undistributed net investment income	1,150	(783)	(4,242)	(714)	1,155
Net realized capital gains and losses	(129,848)	783	4,242	714	60,437

As of October 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2009, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

64

 Schwab Equity Index Funds

Financial Notes (continued)

10. Subsequent Events:

As of December 16, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

11. Reorganization:
       (All numbers are x 1,000 except NAV)

Under a plan of reorganization adopted by the Schwab Capital Trust, all of the assets and liabilities of the Schwab Institutional Select S&P 500 Fund were transferred to the Schwab S&P 500 Index Fund. The reorganization which qualified as a tax free exchange for federal income tax purposes, was completed at the close of business on September 9, 2009. The following is a summary of shares outstanding, net assets and net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganization.

			After
	Before Reorganization		Reorganization
		Schwab
		Institutional
	Schwab S&P	Select S&P	Schwab S&P
	500 Fund	500 Fund	500 Fund

Shares:	345,296	369,038	530,940
Net Assets:	$5,596,066	$3,008,644	$8,604,710
Net Asset Value:	$16.21	$8.15	$16.21
Net unrealized appreciation/(depreciation)	$598,517	($368,307)	$230,210

 65

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the portfolios constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (four of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2009

66

Other Federal Tax Information (unaudited)
(All dollar amounts are x 1,000)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2009, qualify for the corporate dividends received deduction:

Percentage

Schwab S&P 500 Index Fund	100.00
Schwab 1000 Index Fund	100.00
Schwab Small-Cap Index Fund	74.35
Schwab Total Stock Market Index Fund	100.00
Schwab International Index Fund	—

For the fiscal year ended October 31, 2009, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2009 via IRS form 1099 of the amounts for use in preparing their 2008 income tax return.

Schwab S&P 500 Index Fund	$135,807
Schwab 1000 Index Fund	99,151
Schwab Small-Cap Index Fund	11,089
Schwab Total Stock Market Index Fund	21,341
Schwab International Index Fund	52,827

The Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $4,018 to its Shareholders for the year ended October 31, 2009. The respective foreign source income on the fund is $42,965.

 67

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust and Schwab Investments (collectively, the “Trusts”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreements”) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies and funds. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 27, 2009, and May 15, 2009, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on May 15, 2009. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure and the fact that Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category,

68

selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered a commitment (i) by CSIM to reduce its contractual investment advisory fee relating to Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund; (ii) by CSIM and Schwab to reduce the specified expense caps of Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund; and (iii) by CSIM and Schwab to extend each Fund’s specified expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab 1000 Index Fund that include lower fees at higher graduated asset levels and CSIM’s agreement to revised contractual investment advisory fee schedules relating to Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund. Based on this evaluation the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 69

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Capital Trust and Schwab Investments Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC.	78	Board 1—Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	66	Board 1—Director, Gilead Sciences, Inc. Board 2—Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	78	Board 1—Director, Mission West Properties Board 2—Director, TOUSA Board 3—Director, Harris-Stratex Networks Board 4—Director, Globalstar, Inc. Board 5 – Director, Ditech Networks

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co. (investment advisors).	66	Board 1—Lead Independent Director, Board of Cooper Industries Board 2—Director and Chairman of the Audit Committee of Oneok Partners LP Board 3—Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee of Schwab Capital Trust since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	66	None

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc., 2008 to present; Senior Director, Chairman of the Finance Committee, GSC Group, until December 2007; General Partner, Goldman Sachs & Co., Inc., until June 2005.	66	Board 1—Director and Chairman of the Audit Committee, Isis Pharmaceuticals

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Capital Trust since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	66	None

70

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1989.)	Founded Charles Schwab & Co., Inc. in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation. Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank, N. A.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and the Charles Schwab & Co., Inc.	66	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	74	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002-present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007-present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present).

 71

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Investment Officer, Charles Schwab Investment Management, Inc. (May 2004 – present); Chief Investment Officer (2004 – present), President and Chief Executive Officer (March 2008 – present), Laudus Trust and Laudus Institutional Trust); Senior Vice President and Chief Investment Officer, Schwab Strategic Trust (Oct. 2009 – present).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Capital Trust since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 — present); Secretary and Chief Legal Officer, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007); Chief Legal Officer, Laudus Trust and Laudus Institutional Trust (Aug. 2006 – Dec. 2006).

Catherine MacGregor 1964 Vice President (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer (March 2007 – present), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Capital Trust since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

72

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500{R}). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 73

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control)

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2009 Schwab Funds. All rights reserved.

74

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedge Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2009 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13810-12

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler, Mariann Byerwalter and Donald Stephens, currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees
     2009: $1,219,764      2008 : $1,207,707

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2009: $94,555      2008: $86,911
Nature of these services: tax provision review and procedures performed related to Registrant’s service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2009: $103,222      2008: $95,808
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:
     2009: $13,258                     2008: $14,285

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) The percentage of services described in paragraph (c) of this Item that were approved by the audit committee in 2005 pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 10.6% and the dollar amount was $10,901. This $10,901 equals 1.2% of the total fees paid by Registrant to its principal accountant in 2005. None of the services described in paragraphs (b) and (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2009: $211,035      2008: $-
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
     2009: $-      2008: $-
(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund, Schwab Fundamental Emerging Markets Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund are filed under this Item.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2009
This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.1%	Common Stock	721,523	656,986
0.4%	Other Investment Company	2,680	2,680
0.2%	Short-Term Investments	1,261	1,261

99.7%	Total Investments	725,464	660,927
0.3%	Other Assets and Liabilities, Net		1,975

100.0%	Net Assets		662,902

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 99.1% of net assets

Automobiles & Components 3.3%
American Axle & Manufacturing Holdings, Inc.	60,660	363
ArvinMeritor, Inc.	180,335	1,408
Autoliv, Inc.	11,300	379
BorgWarner, Inc.	5,750	174
Cooper Tire & Rubber Co.	12,300	188
Exide Technologies *	15,100	92
Federal-Mogul Corp. *	12,400	138
Ford Motor Co. *	1,785,874	12,501
Harley-Davidson, Inc.	24,860	620
Johnson Controls, Inc.	66,910	1,601
Tenneco, Inc. *	75,960	1,035
The Goodyear Tire & Rubber Co. *	93,990	1,211
Thor Industries, Inc.	4,500	118
TRW Automotive Holdings Corp. *	112,950	1,768
WABCO Holdings, Inc.	2,886	68

		21,664

Banks 4.6%
Associated Banc-Corp.	13,160	169
Astoria Financial Corp.	16,655	166
BancorpSouth, Inc.	6,945	157
Bank of Hawaii Corp.	4,220	187
BB&T Corp.	60,975	1,458
BOK Financial Corp.	3,820	164
CapitalSource, Inc.	85,200	303
City National Corp.	5,620	212
Comerica, Inc.	20,200	561
Commerce Bancshares, Inc.	3,704	142
Fifth Third Bancorp	406,390	3,633
First Horizon National Corp. *	21,343	252
FirstMerit Corp.	8,525	162
Fulton Financial Corp.	20,580	170
Hudson City Bancorp, Inc.	24,190	318
Huntington Bancshares, Inc.	309,027	1,177
KeyCorp	107,490	579
M&T Bank Corp.	9,586	602
Marshall & Ilsley Corp.	58,985	314
MGIC Investment Corp. *	23,880	103
New York Community Bancorp, Inc.	27,865	301
People’s United Financial, Inc.	16,852	270
PNC Financial Services Group, Inc.	24,445	1,196
Popular, Inc.	103,680	224
Radian Group, Inc.	24,230	140
Regions Financial Corp.	316,625	1,532
SunTrust Banks, Inc.	100,160	1,914
Susquehanna Bancshares, Inc.	23,000	127
Synovus Financial Corp.	67,210	149
TCF Financial Corp.	13,665	162
The PMI Group, Inc.	159,335	386
U.S. Bancorp	127,300	2,956
Valley National Bancorp	14,196	189
Washington Federal, Inc.	8,650	148
Webster Financial Corp.	18,625	211
Wells Fargo & Co.	330,825	9,104
Wilmington Trust Corp.	13,430	162
Zions Bancorp	26,135	370

		30,370

Capital Goods 7.6%
3M Co.	25,075	1,845
Acuity Brands, Inc.	1,220	39
Aecom Technology Corp. *	10,700	270
AGCO Corp. *	6,340	178
Aircastle Ltd.	14,800	117
Alliant Techsystems, Inc. *	1,120	87
AMETEK, Inc.	3,710	129
Armstrong World Industries, Inc. *	5,250	196
BE Aerospace, Inc. *	5,600	99
BlueLinx Holdings, Inc. *	4,500	13
Briggs & Stratton Corp.	5,535	103
See financial notes.     1

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Carlisle Cos, Inc.	2,475	77
Caterpillar, Inc.	45,545	2,508
China BAK Battery, Inc. *	33,500	110
China Yuchai International Ltd.	34,400	368
Cooper Industries Ltd., Class A	6,870	266
Crane Co.	4,995	139
Cummins, Inc.	10,984	473
Danaher Corp.	4,350	297
Deere & Co.	22,586	1,029
Donaldson Co., Inc.	7,900	282
Dover Corp.	7,375	278
Eaton Corp.	10,660	644
EMCOR Group, Inc. *	5,240	124
Emerson Electric Co.	29,350	1,108
Fastenal Co.	7,320	253
Flowserve Corp.	3,025	297
Fluor Corp.	6,370	283
Foster Wheeler AG *	3,770	105
Gardner Denver, Inc. *	2,200	79
GATX Corp.	2,935	80
GenCorp, Inc. *	124,000	923
General Cable Corp. *	3,400	106
General Dynamics Corp.	15,325	961
General Electric Co.	980,225	13,978
Goodrich Corp.	4,655	253
Granite Construction, Inc.	2,300	66
Harsco Corp.	4,435	140
Honeywell International, Inc.	32,740	1,175
Hubbell, Inc., Class B	2,830	120
Illinois Tool Works, Inc.	18,470	848
Ingersoll-Rand plc	24,442	772
ITT Corp.	4,855	246
Jacobs Engineering Group, Inc. *	4,640	196
Joy Global, Inc.	4,000	202
KBR, Inc.	11,900	244
Kennametal, Inc.	4,440	105
L-3 Communications Holdings, Inc.	3,335	241
Lennox International, Inc.	2,435	82
Lincoln Electric Holdings, Inc.	1,100	52
Lockheed Martin Corp.	13,135	904
Masco Corp.	75,150	883
McDermott International, Inc. *	5,810	129
MSC Industrial Direct Co., Inc., Class A	6,925	298
Mueller Industries, Inc.	2,830	67
Mueller Water Products, Inc., Class A	19,700	88
Navistar International Corp. *	5,500	182
Northrop Grumman Corp.	24,295	1,218
Oshkosh Corp.	19,120	598
Owens Corning, Inc. *	16,450	364
PACCAR, Inc.	20,242	757
Pall Corp.	8,840	281
Parker Hannifin Corp.	8,717	462
Pentair, Inc.	4,850	141
Precision Castparts Corp.	3,716	355
Quanta Services, Inc. *	13,000	276
Raytheon Co.	14,110	639
Rockwell Automation, Inc.	6,750	276
Rockwell Collins, Inc.	4,230	213
Roper Industries, Inc.	6,000	303
RSC Holdings, Inc. *	12,400	84
Seaboard Corp.	27	36
Snap-on, Inc.	8,030	293
Spirit AeroSystems Holdings, Inc., Class A *	7,300	116
SPX Corp.	1,835	97
Terex Corp. *	23,125	468
Textron, Inc.	56,720	1,008
The Boeing Co.	37,240	1,780
The Manitowoc Co., Inc.	14,700	134
The Shaw Group, Inc. *	4,140	106
The Stanley Works	3,840	174
The Timken Co.	7,665	169
Thomas & Betts Corp. *	2,200	75
Trinity Industries, Inc.	7,925	134
Tyco International Ltd.	48,365	1,623
United Rentals, Inc. *	40,700	386
United Technologies Corp.	34,215	2,102
URS Corp. *	3,993	155
USG Corp. *	17,425	229
W.W. Grainger, Inc.	3,035	284
WESCO International, Inc. *	5,000	128

		50,601

Commercial & Professional Supplies 0.6%
Avery Dennison Corp.	7,450	266
Cintas Corp.	3,450	96
Corrections Corp. of America *	3,690	88
Covanta Holding Corp. *	14,015	241
Deluxe Corp.	5,245	75
Equifax, Inc.	3,630	99
HNI Corp.	5,020	132
Iron Mountain, Inc. *	4,955	121
Kelly Services, Inc., Class A	5,340	59
Manpower, Inc.	9,045	429
MPS Group, Inc. *	7,800	105
Pitney Bowes, Inc.	8,705	213
R.R. Donnelley & Sons Co.	35,940	722
Republic Services, Inc.	4,324	112
Robert Half International, Inc.	5,910	137
Steelcase, Inc., Class A	16,375	94
The Brink’s Co.	2,820	67
The Dun & Bradstreet Corp.	3,900	299
United Stationers, Inc. *	2,925	138
2     See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Volt Information Sciences, Inc. *	23,500	191
Waste Management, Inc.	19,355	578

		4,262

Consumer Durables & Apparel 1.7%
Beazer Homes USA, Inc. *	147,735	649
Brunswick Corp.	27,070	257
Coach, Inc.	7,475	246
D.R. Horton, Inc.	25,490	279
Eastman Kodak Co.	61,140	229
Fortune Brands, Inc.	12,800	499
Furniture Brands International, Inc. *	32,900	140
Garmin Ltd.	4,770	144
Hanesbrands, Inc. *	11,900	257
Harman International Industries, Inc.	9,220	347
Hasbro, Inc.	10,865	296
Hovnanian Enterprises, Inc., Class A *	73,570	288
Jarden Corp.	8,777	240
Jones Apparel Group, Inc.	46,775	837
KB HOME	12,960	184
Leggett & Platt, Inc.	10,020	194
Lennar Corp., Class A	33,500	422
Liz Claiborne, Inc.	29,245	168
M.D.C. Holdings, Inc.	8,535	278
Mattel, Inc.	16,235	307
Mohawk Industries, Inc. *	11,535	494
Newell Rubbermaid, Inc.	30,850	448
NIKE, Inc., Class B	9,028	561
NVR, Inc. *	703	466
Polo Ralph Lauren Corp.	2,720	202
Pulte Homes, Inc.	53,152	479
Quiksilver, Inc. *	88,250	176
Standard Pacific Corp. *	59,055	177
The Black & Decker Corp.	6,030	285
The Ryland Group, Inc.	12,435	231
Toll Brothers, Inc. *	7,595	131
VF Corp.	4,545	323
Whirlpool Corp.	15,255	1,092

		11,326

Consumer Services 1.1%
Apollo Group, Inc., Class A *	3,125	178
Boyd Gaming Corp. *	14,225	105
Brinker International, Inc.	6,855	87
Burger King Holdings, Inc.	15,940	273
Career Education Corp. *	2,035	42
Carnival Corp.	33,445	974
Darden Restaurants, Inc.	3,745	113
Domino’s Pizza, Inc. *	10,300	76
H&R Block, Inc.	6,365	117
International Game Technology	12,455	222
Jack in the Box, Inc. *	3,240	61
Las Vegas Sands Corp. *	33,470	505
Marriott International, Inc., Class A	15,337	384
McDonald’s Corp.	18,080	1,060
MGM MIRAGE *	73,315	680
Penn National Gaming, Inc. *	2,140	54
Regis Corp.	3,375	55
Royal Caribbean Cruises Ltd. *	19,905	403
Service Corp. International	17,000	117
Starbucks Corp. *	27,690	525
Starwood Hotels & Resorts Worldwide, Inc.	17,370	505
Wyndham Worldwide Corp.	39,640	676
Wynn Resorts Ltd. *	2,500	135
Yum! Brands, Inc.	7,330	241

		7,588

Diversified Financials 20.4%
Affiliated Managers Group, Inc. *	13,800	876
Allied Capital Corp.	274,600	857
American Capital Ltd. *	460,473	1,234
American Express Co.	127,725	4,450
AmeriCredit Corp. *	66,220	1,169
Ameriprise Financial, Inc.	29,100	1,009
Apollo Investment Corp.	100,314	903
Bank of America Corp.	2,027,760	29,565
Bank of New York Mellon Corp.	77,452	2,065
Capital One Financial Corp.	105,410	3,858
CIT Group, Inc.	532,305	383
Citigroup, Inc.	7,772,235	31,788
CME Group, Inc.	3,820	1,156
CompuCredit Holdings Corp. *	53,600	176
Discover Financial Services	110,922	1,568
E*TRADE Financial Corp. *	700,375	1,023
Federated Investors, Inc., Class B	30,030	788
Franklin Resources, Inc.	13,340	1,396
Interactive Brokers Group, Inc., Class A *	43,200	692
Invesco Ltd.	394,000	8,333
Janus Capital Group, Inc.	64,665	848
JPMorgan Chase & Co.	293,142	12,245
KKR Financial Holdings LLC *	242,500	1,111
Legg Mason, Inc.	42,820	1,246
Leucadia National Corp. *	37,000	831
MF Global Ltd. *	77,700	553
Moody’s Corp.	39,770	942
Morgan Stanley	156,635	5,031
MSCI, Inc., Class A *	32,100	976
Northern Trust Corp.	18,460	928
NYSE Euronext	41,820	1,081
See financial notes.     3

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Och-Ziff Capital Management Group, Class A	37,000	449
PHH Corp. *	54,690	884
Raymond James Financial, Inc.	38,435	907
SEI Investments Co.	39,000	681
SLM Corp. *	150,435	1,459
State Street Corp.	42,736	1,794
T. Rowe Price Group, Inc.	23,545	1,147
TD Ameritrade Holding Corp. *	71,070	1,372
The Charles Schwab Corp. (b)	58,915	1,022
The Goldman Sachs Group, Inc.	33,211	5,651
The NASDAQ OMX Group, Inc. *	38,930	703
The Student Loan Corp.	3,208	135

		135,285

Energy 7.5%
Alon USA Energy, Inc.	1,400	12
Alpha Natural Resources, Inc. *	4,336	147
Anadarko Petroleum Corp.	20,715	1,262
Apache Corp.	11,320	1,065
Arch Coal, Inc.	13,300	288
Baker Hughes, Inc.	12,675	533
BJ Services Co.	13,570	261
Cameron International Corp. *	5,480	203
Chesapeake Energy Corp.	29,220	716
Chevron Corp.	93,005	7,119
Cimarex Energy Co.	3,845	151
CNX Gas Corp. *	9,600	267
Complete Production Services, Inc. *	16,000	152
ConocoPhillips	107,910	5,415
CONSOL Energy, Inc.	6,735	288
Continental Resources, Inc. *	7,900	294
CVR Energy, Inc. *	4,100	43
Delek US Holdings, Inc.	2,000	13
Denbury Resources, Inc. *	18,500	270
Devon Energy Corp.	20,270	1,312
Diamond Offshore Drilling, Inc.	1,220	116
El Paso Corp.	33,120	325
ENSCO International, Inc.	4,530	207
EOG Resources, Inc.	6,350	519
Exterran Holdings, Inc. *	6,100	125
Exxon Mobil Corp.	145,370	10,419
FMC Technologies, Inc. *	2,040	107
Forest Oil Corp. *	8,050	158
Frontier Oil Corp.	4,830	67
General Maritime Corp.	8,384	58
Halliburton Co.	35,965	1,051
Helix Energy Solutions Group, Inc. *	30,900	424
Helmerich & Payne, Inc.	7,995	304
Hercules Offshore, Inc. *	34,000	174
Hess Corp.	10,950	599
Holly Corp.	2,000	58
Key Energy Services, Inc. *	18,600	136
Linn Energy L.L.C.	12,200	299
Marathon Oil Corp.	54,790	1,752
Mariner Energy, Inc. *	5,900	75
Massey Energy Co.	4,440	129
Murphy Oil Corp.	6,075	371
Nabors Industries Ltd. *	24,300	506
National-Oilwell Varco, Inc. *	10,723	440
Newfield Exploration Co. *	8,000	328
Noble Corp.	7,120	290
Noble Energy, Inc.	3,735	245
Occidental Petroleum Corp.	15,270	1,159
Oil States International, Inc. *	1,500	52
Overseas Shipholding Group, Inc.	1,320	52
Patterson-UTI Energy, Inc.	8,600	134
Peabody Energy Corp.	5,445	216
Petrohawk Energy Corp. *	12,100	285
Pioneer Drilling Co. *	19,300	129
Pioneer Natural Resources Co.	6,450	265
Plains Exploration & Production Co. *	5,100	135
Pride International, Inc. *	7,165	212
Range Resources Corp.	6,100	305
Rowan Cos., Inc.	5,400	126
SandRidge Energy, Inc. *	5,500	56
Schlumberger Ltd.	25,370	1,578
SEACOR Holdings, Inc. *	100	8
Seahawk Drilling, Inc. *	477	13
Ship Finance International Ltd.	6,918	79
Smith International, Inc.	8,140	226
Southern Union Co.	14,880	291
Southwestern Energy Co. *	2,840	124
Spectra Energy Corp.	35,460	678
Stone Energy Corp. *	14,500	222
Sunoco, Inc.	10,690	329
Superior Energy Services, Inc. *	3,300	71
Teekay Corp.	5,840	121
Tesoro Corp.	14,360	203
The Williams Cos., Inc.	35,175	663
Tidewater, Inc.	2,120	88
Unit Corp. *	2,010	79
USEC, Inc. *	8,500	33
Valero Energy Corp.	73,525	1,331
Weatherford International Ltd. *	20,390	357
Western Refining, Inc. *	3,050	17
Whiting Petroleum Corp. *	4,900	276
World Fuel Services Corp.	2,400	122
XTO Energy, Inc.	10,725	446

		49,574

Food & Staples Retailing 2.0%
BJ’s Wholesale Club, Inc. *	3,770	132
4     See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Casey’s General Stores, Inc.	8,900	281
Costco Wholesale Corp.	22,415	1,274
CVS Caremark Corp.	46,335	1,636
Nash Finch Co.	1,830	53
Ruddick Corp.	2,335	62
Safeway, Inc.	35,140	785
SUPERVALU, Inc.	27,120	430
Sysco Corp.	28,840	763
The Great Atlantic & Pacific Tea Co., Inc. *	27,900	277
The Kroger Co.	46,920	1,085
The Pantry, Inc. *	3,920	55
Wal-Mart Stores, Inc.	96,125	4,776
Walgreen Co.	40,770	1,542
Whole Foods Market, Inc. *	9,550	306
Winn-Dixie Stores, Inc. *	9,800	109

		13,566

Food, Beverage & Tobacco 3.5%
Altria Group, Inc.	200,280	3,627
Archer-Daniels-Midland Co.	33,505	1,009
Brown-Forman Corp., Class B	6,300	307
Bunge Ltd.	10,875	621
Campbell Soup Co.	6,630	210
Chiquita Brands International, Inc. *	9,900	160
Coca-Cola Enterprises, Inc.	26,395	503
ConAgra Foods, Inc.	28,205	592
Constellation Brands, Inc., Class A *	10,105	160
Corn Products International, Inc.	2,800	79
Cosan Ltd., Class A *	11,900	79
Dean Foods Co. *	42,890	782
Del Monte Foods Co.	10,030	108
Dr. Pepper Snapple Group, Inc. *	19,400	529
Fresh Del Monte Produce, Inc. *	3,340	73
General Mills, Inc.	9,505	627
H.J. Heinz Co.	10,575	426
Hormel Foods Corp.	8,360	305
Kellogg Co.	5,980	308
Kraft Foods, Inc., Class A	69,392	1,910
Lorillard, Inc.	7,618	592
McCormick & Co., Inc.	2,440	85
Molson Coors Brewing Co., Class B	6,980	342
PepsiAmericas, Inc.	4,080	119
PepsiCo, Inc.	32,330	1,958
Philip Morris International, Inc.	38,820	1,839
Ralcorp Holdings, Inc. *	1,000	54
Reynolds American, Inc.	10,975	532
Sara Lee Corp.	56,150	634
Smithfield Foods, Inc. *	33,206	443
The Coca-Cola Co.	44,865	2,392
The Hershey Co.	3,950	149
The J.M. Smucker Co.	5,525	291
The Pepsi Bottling Group, Inc.	9,735	364
Tyson Foods, Inc., Class A	50,780	636
Universal Corp.	3,220	134

		22,979

Health Care Equipment & Services 3.2%
Aetna, Inc.	19,860	517
Alcon, Inc.	6,195	885
AMERIGROUP Corp. *	2,200	48
AmerisourceBergen Corp.	42,840	949
Baxter International, Inc.	9,360	506
Beckman Coulter, Inc.	3,820	246
Becton Dickinson & Co.	4,755	325
Boston Scientific Corp. *	79,665	647
Brookdale Senior Living, Inc. *	12,600	212
C.R. Bard, Inc.	3,700	278
Cardinal Health, Inc.	34,920	990
CareFusion Corp. *	13,910	311
Cerner Corp. *	1,505	114
CIGNA Corp.	24,809	691
Community Health Systems, Inc. *	6,550	205
Coventry Health Care, Inc. *	14,750	292
Covidien plc	13,470	567
DaVita, Inc. *	5,280	280
DENTSPLY International, Inc.	9,135	301
Express Scripts, Inc. *	6,520	521
Health Management Associates, Inc., Class A *	106,495	650
Health Net, Inc. *	13,470	201
Henry Schein, Inc. *	2,130	113
Hill-Rom Holdings, Inc.	6,000	118
Hologic, Inc. *	8,200	121
Hospira, Inc. *	3,850	172
Humana, Inc. *	16,440	618
IMS Health, Inc.	3,640	60
Inverness Medical Innovations, Inc. *	2,200	84
Kindred Healthcare, Inc. *	4,600	68
Kinetic Concepts, Inc. *	2,300	76
Laboratory Corp. of America Holdings *	2,330	160
LifePoint Hospitals, Inc. *	3,830	108
Lincare Holdings, Inc. *	2,935	92
Magellan Health Services, Inc. *	2,000	64
McKesson Corp.	25,500	1,498
Medco Health Solutions, Inc. *	18,610	1,044
Medtronic, Inc.	23,165	827
Omnicare, Inc.	4,110	89
Owens & Minor, Inc.	1,335	55
Patterson Cos., Inc. *	5,475	140
Quest Diagnostics, Inc.	3,355	188
See financial notes.     5

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
St. Jude Medical, Inc. *	4,360	149
Stryker Corp.	4,845	223
Sunrise Senior Living, Inc. *	101,000	420
Teleflex, Inc.	220	11
Tenet Healthcare Corp. *	163,175	835
UnitedHealth Group, Inc.	66,675	1,730
Universal American Financial Corp. *	6,000	60
Universal Health Services, Inc., Class B	2,825	157
Varian Medical Systems, Inc. *	7,020	288
WellPoint, Inc. *	40,470	1,892
Zimmer Holdings, Inc. *	6,040	317

		21,513

Household & Personal Products 1.2%
Alberto-Culver Co.	1,870	50
Avon Products, Inc.	14,225	456
Bare Escentuals, Inc. *	19,400	245
Church & Dwight Co., Inc.	3,700	210
Colgate-Palmolive Co.	7,930	624
Energizer Holdings, Inc. *	2,720	166
Kimberly-Clark Corp.	13,520	827
NBTY, Inc. *	3,500	127
The Clorox Co.	2,710	160
The Estee Lauder Cos., Inc., Class A	6,460	275
The Procter & Gamble Co.	77,195	4,477

		7,617

Insurance 7.1%
Aflac, Inc.	28,940	1,201
Alleghany Corp. *	204	51
Allied World Assurance Co. Holdings Ltd.	1,540	69
American Financial Group, Inc.	5,340	131
American International Group, Inc. *	115,080	3,869
American National Insurance Co.	1,100	92
Aon Corp.	6,060	233
Arch Capital Group Ltd. *	2,225	150
Arthur J. Gallagher & Co.	10,740	240
Aspen Insurance Holdings Ltd.	3,225	83
Assurant, Inc.	7,755	232
Axis Capital Holdings Ltd.	5,950	172
Baldwin & Lyons, Inc., Class B	4,000	91
Berkshire Hathaway, Inc., Class A *	33	3,267
Berkshire Hathaway, Inc., Class B *	490	1,609
Cincinnati Financial Corp.	9,080	230
CNA Financial Corp. *	5,500	120
Conseco, Inc. *	172,200	897
Endurance Specialty Holdings Ltd.	2,330	84
Erie Indemnity Co., Class A	825	29
Everest Re Group Ltd.	2,925	256
Fidelity National Financial, Inc., Class A	24,825	337
First American Corp.	6,360	193
Genworth Financial, Inc., Class A *	491,900	5,224
Hanover Insurance Group, Inc.	2,030	85
HCC Insurance Holdings, Inc.	10,235	270
Lincoln National Corp.	61,880	1,475
Loews Corp.	33,782	1,118
Markel Corp. *	613	198
Marsh & McLennan Cos., Inc.	27,650	649
MBIA, Inc. *	37,710	153
Mercury General Corp.	2,430	89
MetLife, Inc.	79,805	2,716
Montpelier Re Holdings Ltd.	8,180	132
Old Republic International Corp.	13,960	149
OneBeacon Insurance Group Ltd., Class A	6,900	82
PartnerRe Ltd.	2,330	178
Platinum Underwriters Holdings Ltd.	2,100	75
Principal Financial Group, Inc.	54,785	1,372
Protective Life Corp.	38,465	740
Prudential Financial, Inc.	74,240	3,358
Reinsurance Group of America, Inc.	7,000	323
RenaissanceRe Holdings Ltd.	2,125	112
StanCorp Financial Group, Inc.	4,225	155
The Allstate Corp.	61,855	1,829
The Chubb Corp.	10,675	518
The Hartford Financial Services Group, Inc.	212,410	5,208
The Phoenix Cos., Inc. *	175,980	560
The Progressive Corp. *	36,245	580
The Travelers Cos., Inc.	36,695	1,827
Torchmark Corp.	6,040	245
Transatlantic Holdings, Inc.	2,525	127
Unitrin, Inc.	10,050	197
Unum Group	31,525	629
Validus Holdings Ltd.	10,783	273
W. R. Berkley Corp.	6,560	162
Wesco Financial Corp.	57	19
White Mountains Insurance Group Ltd.	529	164
Willis Group Holdings Ltd.	3,945	106
XL Capital Ltd., Class A	122,485	2,010

		46,743

Materials 4.7%
Air Products & Chemicals, Inc.	8,075	623
6     See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Airgas, Inc.	5,900	262
AK Steel Holding Corp.	24,345	386
Albemarle Corp.	3,700	117
Alcoa, Inc.	170,205	2,114
Allegheny Technologies, Inc.	5,211	161
Ashland, Inc.	37,835	1,307
Ball Corp.	2,240	110
Bemis Co., Inc.	4,355	112
Boise, Inc. *	141,000	674
Cabot Corp.	4,030	88
Celanese Corp., Series A	11,000	302
CF Industries Holdings, Inc.	2,400	200
Cliffs Natural Resources, Inc.	6,300	224
Commercial Metals Co.	10,345	154
Crown Holdings, Inc. *	5,620	150
Cytec Industries, Inc.	1,720	57
Domtar Corp. *	23,591	988
E.I. du Pont de Nemours & Co.	57,645	1,834
Eastman Chemical Co.	7,860	413
Ecolab, Inc.	4,560	200
FMC Corp.	5,340	273
Freeport-McMoRan Copper & Gold, Inc.	19,085	1,400
Graphic Packaging Holding Co. *	27,395	63
Greif, Inc., Class A	1,212	65
Huntsman Corp.	51,915	413
International Flavors & Fragrances, Inc.	8,035	306
International Paper Co.	109,595	2,445
Louisiana-Pacific Corp. *	59,985	315
Martin Marietta Materials, Inc.	1,110	92
MeadWestvaco Corp.	22,640	517
Monsanto Co.	6,195	416
Nalco Holding Co.	8,370	177
Newmont Mining Corp.	6,110	266
Nucor Corp.	16,980	677
Olin Corp.	4,855	74
Owens-Illinois, Inc. *	9,245	295
Packaging Corp. of America	5,445	100
Pactiv Corp. *	6,060	140
PolyOne Corp. *	25,500	142
PPG Industries, Inc.	9,300	525
Praxair, Inc.	6,785	539
Reliance Steel & Aluminum Co.	4,120	150
Rockwood Holdings, Inc. *	12,300	245
RPM International, Inc.	7,465	132
Sealed Air Corp.	8,875	171
Sigma-Aldrich Corp.	2,530	131
Silgan Holdings, Inc.	620	33
Sonoco Products Co.	6,255	167
Southern Copper Corp.	10,365	326
Steel Dynamics, Inc.	13,650	183
Temple-Inland, Inc.	38,245	591
Terra Industries, Inc.	7,800	248
The Dow Chemical Co.	264,000	6,199
The Lubrizol Corp.	3,535	235
The Mosaic Co.	3,110	145
The Scotts Miracle-Gro Co., Class A	7,320	297
The Valspar Corp.	4,050	103
United States Steel Corp.	25,095	866
Vulcan Materials Co.	4,223	194
Westlake Chemical Corp.	2,600	63
Weyerhaeuser Co.	26,280	955
Worthington Industries, Inc.	7,065	78

		31,228

Media 3.6%
Belo Corp., Class A	93,380	439
Cablevision Systems Corp., Class A	4,865	112
CBS Corp., Class B	208,990	2,460
Central European Media Enterprises Ltd., Class A *	6,300	158
Cinemark Holdings, Inc.	5,400	63
Clear Channel Outdoor Holdings, Inc., Class A *	32,770	223
Comcast Corp., Class A	106,240	1,540
Comcast Corp., Special Class A	41,320	579
Discovery Communications, Inc., Class A *	10,167	280
Discovery Communications, Inc., Class C *	4,407	106
DISH Network Corp., Class A *	24,770	431
Emmis Communications Corp., Class A *	50,000	51
Gannett Co., Inc.	138,330	1,358
Interactive Data Corp.	2,000	53
Lamar Advertising Co., Class A *	21,220	516
Liberty Global, Inc., Class A *	11,610	238
Liberty Global, Inc., Class C *	11,270	232
Liberty Media Corp. — Capital, Class A *	54,517	1,128
Live Nation, Inc. *	16,545	110
Meredith Corp.	3,300	89
News Corp., Class A	144,920	1,669
News Corp., Class B	31,290	426
Omnicom Group, Inc.	13,804	473
RCN Corp. *	22,000	183
Regal Entertainment Group, Class A	17,685	223
Scholastic Corp.	4,500	112
Scripps Networks Interactive, Class A	3,245	123
The DIRECTV Group, Inc. *	14,240	375
The E.W. Scripps Co., Class A *	79,815	508
See financial notes.     7

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
The Interpublic Group of Cos., Inc. *	32,005	193
The McClatchy Co., Class A	110,380	311
The McGraw-Hill Cos., Inc.	10,180	293
The New York Times Co., Class A	16,600	132
The Walt Disney Co.	85,450	2,339
The Washington Post Co., Class B	2,100	907
Time Warner Cable, Inc.	22,009	868
Time Warner, Inc.	104,288	3,141
Viacom, Inc., Class B *	32,500	897
Virgin Media, Inc.	50,910	711
Warner Music Group Corp. *	22,210	128

		24,178

Pharmaceuticals, Biotechnology & Life Sciences 3.1%
Abbott Laboratories	24,945	1,261
Allergan, Inc.	3,130	176
Amgen, Inc. *	21,555	1,158
Biogen Idec, Inc. *	3,450	145
Bristol-Myers Squibb Co.	62,650	1,366
Cephalon, Inc. *	1,835	100
Charles River Laboratories International, Inc. *	3,420	125
Covance, Inc. *	1,220	63
Eli Lilly & Co.	35,755	1,216
Endo Pharmaceuticals Holdings, Inc. *	2,300	52
Forest Laboratories, Inc. *	6,455	179
Genzyme Corp. *	2,750	139
Gilead Sciences, Inc. *	3,860	164
Johnson & Johnson	56,095	3,312
King Pharmaceuticals, Inc. *	16,900	171
Life Technologies Corp. *	6,519	308
Merck & Co., Inc. *	83,915	2,596
Mettler-Toledo International, Inc. *	1,500	146
Millipore Corp. *	2,900	194
Mylan, Inc. *	6,875	112
Pfizer, Inc.	361,699	6,160
Schering-Plough Corp.	22,790	643
Thermo Fisher Scientific, Inc. *	9,445	425
Warner Chilcott Ltd., Class A *	5,700	126
Waters Corp. *	2,000	115
Watson Pharmaceuticals, Inc. *	2,665	92

		20,544

Real Estate 2.0%
Alexandria Real Estate Equities, Inc.	5,064	274
AMB Property Corp.	8,740	192
Annaly Capital Management, Inc.	9,085	154
Apartment Investment & Management Co., Class A	20,454	253
AvalonBay Communities, Inc.	2,399	165
Boston Properties, Inc.	9,290	565
Brandywine Realty Trust	18,125	173
BRE Properties, Inc.	8,520	232
Camden Property Trust	3,720	135
CB Richard Ellis Group, Inc., Class A *	50,130	519
CBL & Associates Properties, Inc.	51,736	422
Colonial Properties Trust	33,525	353
Cousins Properties, Inc.	5,580	41
DCT Industrial Trust, Inc.	13,300	60
Developers Diversified Realty Corp.	61,652	530
Douglas Emmett, Inc.	22,500	265
Duke Realty Corp.	15,975	180
Equity One, Inc.	8,880	132
Equity Residential	16,545	478
Federal Realty Investment Trust	1,870	110
First Industrial Realty Trust, Inc.	19,930	87
HCP, Inc.	10,365	307
Health Care REIT, Inc.	7,330	325
Healthcare Realty Trust, Inc.	3,435	72
Highwoods Properties, Inc.	3,535	97
Hospitality Properties Trust	8,455	163
Host Hotels & Resorts, Inc.	75,385	762
HRPT Properties Trust	26,850	189
iStar Financial, Inc. *	74,370	155
Jones Lang LaSalle, Inc.	2,500	117
Kimco Realty Corp.	22,360	283
Liberty Property Trust	4,850	142
Mack-Cali Realty Corp.	5,950	184
Nationwide Health Properties, Inc.	3,435	111
Plum Creek Timber Co., Inc.	4,595	144
Potlatch Corp.	3,220	90
ProLogis	80,360	910
Public Storage	2,630	194
Rayonier, Inc.	3,335	129
Realty Income Corp.	10,740	249
Redwood Trust, Inc.	4,125	57
Regency Centers Corp.	3,020	101
Senior Housing Properties Trust	14,140	273
Simon Property Group, Inc.	12,499	849
SL Green Realty Corp.	13,107	508
The Macerich Co.	6,349	189
UDR, Inc.	7,187	103
Ventas, Inc.	4,725	190
Vornado Realty Trust	10,490	625
Weingarten Realty Investors	7,535	139

		12,977

Retailing 4.2%
Abercrombie & Fitch Co., Class A	3,810	125
Advance Auto Parts, Inc.	6,245	233
8     See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Amazon.com, Inc. *	2,450	291
American Eagle Outfitters, Inc.	6,935	121
AnnTaylor Stores Corp. *	3,430	45
Asbury Automotive Group, Inc. *	21,445	209
AutoNation, Inc. *	19,915	343
AutoZone, Inc. *	723	98
Barnes & Noble, Inc.	5,240	87
Bed Bath & Beyond, Inc. *	7,265	256
Best Buy Co., Inc.	20,150	769
Big Lots, Inc. *	4,465	112
Blockbuster, Inc., Class A *	109,375	91
Borders Group, Inc. *	96,160	187
Cabela’s, Inc. *	3,800	48
CarMax, Inc. *	11,440	225
Charming Shoppes, Inc. *	98,990	448
Chico’s FAS, Inc. *	8,400	100
Collective Brands, Inc. *	6,340	118
Core-Mark Holding Co., Inc. *	5,100	140
Dick’s Sporting Goods, Inc. *	12,500	284
Dillard’s, Inc., Class A	41,575	566
Dollar Tree, Inc. *	6,345	286
Expedia, Inc. *	24,130	547
Family Dollar Stores, Inc.	11,475	325
Foot Locker, Inc.	12,295	129
GameStop Corp., Class A *	11,090	269
Genuine Parts Co.	6,900	241
Group 1 Automotive, Inc.	4,335	110
HSN, Inc. *	28,700	429
J.C. Penney Co., Inc.	30,400	1,007
Kohl’s Corp. *	12,995	744
Liberty Media Corp. — Interactive, Class A *	128,920	1,462
Limited Brands, Inc.	38,720	681
Lowe’s Cos., Inc.	67,255	1,316
Macy’s, Inc.	75,720	1,330
Nordstrom, Inc.	13,455	428
O’Reilly Automotive, Inc. *	7,830	292
Office Depot, Inc. *	310,750	1,880
OfficeMax, Inc. *	46,155	528
Penske Automotive Group, Inc.	14,395	225
PetSmart, Inc.	5,140	121
RadioShack Corp.	8,880	150
Rent-A-Center, Inc. *	16,070	295
Ross Stores, Inc.	2,545	112
Saks, Inc. *	76,435	429
Sears Holdings Corp. *	17,821	1,209
Sonic Automotive, Inc., Class A	116,460	1,041
Staples, Inc.	25,150	546
Target Corp.	43,395	2,102
The Gap, Inc.	24,475	522
The Home Depot, Inc.	92,996	2,333
The Sherwin-Williams Co.	2,845	162
The TJX Cos., Inc.	14,530	543
Ticketmaster Entertainment, Inc. *	11,849	114
Tiffany & Co.	3,535	139
Tractor Supply Co. *	6,300	282
TravelCenters of America LLC *	24,600	140
Williams-Sonoma, Inc.	8,045	151
Zale Corp. *	45,345	214

		27,730

Semiconductors & Semiconductor Equipment 1.4%
Advanced Micro Devices, Inc. *	58,730	270
Altera Corp.	5,750	114
Amkor Technology, Inc. *	30,580	168
Analog Devices, Inc.	5,965	153
Applied Materials, Inc.	44,425	542
Atmel Corp. *	12,090	45
Broadcom Corp., Class A *	6,745	179
Fairchild Semiconductor International, Inc. *	13,760	103
Intel Corp.	197,710	3,778
International Rectifier Corp. *	3,825	70
KLA-Tencor Corp.	6,280	204
Lam Research Corp. *	4,000	135
Linear Technology Corp.	9,955	258
LSI Corp. *	23,040	118
Marvell Technology Group Ltd. *	10,430	143
MEMC Electronic Materials, Inc. *	17,600	219
Microchip Technology, Inc.	4,480	107
Micron Technology, Inc. *	108,675	738
National Semiconductor Corp.	8,250	107
Novellus Systems, Inc. *	4,000	82
NVIDIA Corp. *	12,537	150
Teradyne, Inc. *	10,150	85
Texas Instruments, Inc.	42,070	987
Xilinx, Inc.	12,660	275

		9,030

Software & Services 3.2%
Accenture plc, Class A	15,895	589
ACI Worldwide, Inc. *	5,500	89
Activision Blizzard, Inc. *	9,100	99
Adobe Systems, Inc. *	6,240	206
Affiliated Computer Services, Inc., Class A *	3,055	159
Alliance Data Systems Corp. *	1,580	87
Autodesk, Inc. *	11,000	274
Automatic Data Processing, Inc.	12,280	489
BMC Software, Inc. *	7,540	280
Broadridge Financial Solutions, Inc.	4,587	95
CA, Inc.	7,505	157
CACI International, Inc., Class A *	1,700	81
Cadence Design Systems, Inc. *	16,375	100
Citrix Systems, Inc. *	7,970	293
See financial notes.     9

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Cognizant Technology Solutions Corp., Class A *	8,000	309
Computer Sciences Corp. *	13,945	707
Convergys Corp. *	10,165	110
DST Systems, Inc. *	2,000	83
eBay, Inc. *	34,275	763
Electronic Arts, Inc. *	8,150	149
Fidelity National Information Services, Inc.	10,423	227
Fiserv, Inc. *	4,050	186
Google, Inc., Class A *	2,343	1,256
Hewitt Associates, Inc., Class A *	3,150	112
IAC/InterActiveCorp *	23,662	448
InfoSpace, Inc. *	9,900	85
Intuit, Inc. *	4,455	130
Lender Processing Services, Inc.	1,860	74
MasterCard, Inc., Class A	868	190
McAfee, Inc. *	6,935	290
Microsoft Corp.	323,315	8,966
Oracle Corp.	75,160	1,586
Paychex, Inc.	5,360	152
Perot Systems Corp., Class A *	4,455	133
SAIC, Inc. *	8,300	147
Symantec Corp. *	27,445	483
Synopsys, Inc. *	2,100	46
Total System Services, Inc.	6,070	97
VeriSign, Inc. *	12,160	277
Visa, Inc., Class A	10,000	758
VMware, Inc., Class A *	3,000	115
Western Union Co.	7,710	140
Wright Express Corp. *	5,400	151
Yahoo!, Inc. *	21,305	339

		21,507

Technology Hardware & Equipment 4.6%
Agilent Technologies, Inc. *	9,905	245
Amphenol Corp., Class A	7,800	313
Anixter International, Inc. *	2,620	110
Apple, Inc. *	11,165	2,105
Arrow Electronics, Inc. *	17,095	433
Avnet, Inc. *	18,780	465
AVX Corp.	5,380	61
Benchmark Electronics, Inc. *	5,140	86
Brocade Communications Systems, Inc. *	15,400	132
Cisco Systems, Inc. *	128,565	2,938
CommScope, Inc. *	8,900	240
Corning, Inc.	40,160	587
Dell, Inc. *	132,710	1,923
Diebold, Inc.	9,030	273
EMC Corp. *	59,010	972
Harris Corp.	8,225	343
Hewlett-Packard Co.	82,275	3,905
Ingram Micro, Inc., Class A *	27,255	481
Insight Enterprises, Inc. *	21,200	223
International Business Machines Corp.	29,095	3,509
Jabil Circuit, Inc.	45,095	603
JDS Uniphase Corp. *	14,700	82
Juniper Networks, Inc. *	11,770	300
Lexmark International, Inc., Class A *	5,745	147
Molex, Inc.	13,030	243
Molex, Inc., Class A	2,930	49
Motorola, Inc.	269,520	2,310
NCR Corp. *	13,845	141
NetApp, Inc. *	5,230	141
QUALCOMM, Inc.	22,985	952
SanDisk Corp. *	20,165	413
Sanmina-SCI Corp. *	107,182	688
Seagate Technology	72,135	1,006
Sun Microsystems, Inc. *	76,553	626
SYNNEX Corp. *	2,520	65
Tech Data Corp. *	19,740	759
Tellabs, Inc. *	22,760	137
Teradata Corp. *	10,300	287
Tyco Electronics Ltd.	51,615	1,097
Vishay Intertechnology, Inc. *	40,040	249
Western Digital Corp. *	13,000	438
Xerox Corp.	79,150	595

		30,672

Telecommunication Services 2.3%
American Tower Corp., Class A *	3,265	120
AT&T, Inc.	249,685	6,409
CenturyTel, Inc.	17,950	583
Crown Castle International Corp. *	4,180	126
Frontier Communications Corp.	26,160	188
iBasis, Inc. *	4,500	10
iPCS, Inc. *	10,700	255
Leap Wireless International, Inc. *	7,000	93
Level 3 Communications, Inc. *	109,000	129
MetroPCS Communications, Inc. *	15,200	95
Millicom International Cellular S.A. *	2,000	125
NII Holdings, Inc. *	6,770	182
Qwest Communications International, Inc.	124,480	447
Sprint Nextel Corp. *	424,200	1,256
Telephone & Data Systems, Inc.	4,600	136
United States Cellular Corp. *	3,335	122
Verizon Communications, Inc.	161,930	4,792
Windstream Corp.	15,900	153

		15,221
10     See financial notes.

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Transportation 2.9%
Alaska Air Group, Inc. *	2,225	57
Alexander & Baldwin, Inc.	2,820	81
AMERCO *	1,820	77
AMR Corp. *	100,520	542
Avis Budget Group, Inc. *	791,790	6,651
Burlington Northern Santa Fe Corp.	11,520	868
C.H. Robinson Worldwide, Inc.	3,180	175
Con-way, Inc.	3,830	126
Continental Airlines, Inc., Class B *	27,470	316
CSX Corp.	17,870	754
Delta Air Lines, Inc. *	104,200	744
Expeditors International of Washington, Inc.	3,325	107
FedEx Corp.	19,662	1,429
Hertz Global Holdings, Inc. *	163,100	1,518
J.B. Hunt Transport Services, Inc.	9,345	281
JetBlue Airways Corp. *	47,990	238
Kansas City Southern *	5,390	131
Norfolk Southern Corp.	16,350	762
Ryder System, Inc.	5,710	232
SkyWest, Inc.	3,700	52
Southwest Airlines Co.	31,575	265
UAL Corp. *	72,500	472
Union Pacific Corp.	19,756	1,089
United Parcel Service, Inc., Class B	35,680	1,915
US Airways Group, Inc. *	28,350	87
Werner Enterprises, Inc.	3,940	74
YRC Worldwide, Inc. *	58,555	214

		19,257

Utilities 3.3%
AGL Resources, Inc.	8,540	299
Allegheny Energy, Inc.	4,055	93
Alliant Energy Corp.	5,075	135
Ameren Corp.	20,090	489
American Electric Power Co., Inc.	20,345	615
American Water Works Co., Inc.	5,300	101
Aqua America, Inc.	16,400	253
Atmos Energy Corp.	5,160	144
Black Hills Corp.	2,825	69
Calpine Corp. *	27,250	306
CenterPoint Energy, Inc.	19,370	244
CMS Energy Corp.	11,310	150
Consolidated Edison, Inc.	11,725	477
Constellation Energy Group, Inc.	23,880	738
Dominion Resources, Inc.	21,310	726
DPL, Inc.	4,020	102
DTE Energy Co.	14,165	524
Duke Energy Corp.	86,245	1,364
Dynegy, Inc., Class A *	96,200	192
Edison International	19,890	633
Energen Corp.	7,010	308
Entergy Corp.	8,217	630
EQT Corp.	7,180	301
Exelon Corp.	18,655	876
FirstEnergy Corp.	15,890	688
FPL Group, Inc.	14,980	735
Great Plains Energy, Inc.	8,270	143
Hawaiian Electric Industries, Inc.	5,170	92
IDACORP, Inc.	1,840	52
Integrys Energy Group, Inc.	4,935	171
MDU Resources Group, Inc.	8,680	180
Mirant Corp. *	12,345	173
National Fuel Gas Co.	2,845	129
New Jersey Resources Corp.	1,380	49
Nicor, Inc.	2,240	83
NiSource, Inc.	36,835	476
Northeast Utilities	8,415	194
NRG Energy, Inc. *	15,360	353
NSTAR	4,280	132
NV Energy, Inc.	13,500	155
OGE Energy Corp.	4,965	165
ONEOK, Inc.	9,710	352
Pepco Holdings, Inc.	13,565	202
PG&E Corp.	16,415	671
Piedmont Natural Gas Co., Inc.	4,250	99
Pinnacle West Capital Corp.	5,785	181
PNM Resources, Inc.	10,195	109
Portland General Electric Co.	5,045	94
PPL Corp.	12,555	370
Progress Energy, Inc.	16,565	622
Public Service Enterprise Group, Inc.	21,180	631
Questar Corp.	3,650	145
RRI Energy, Inc. *	82,040	432
SCANA Corp.	5,085	172
Sempra Energy	10,715	551
Southern Co.	23,535	734
Southwest Gas Corp.	2,425	61
TECO Energy, Inc.	11,825	170
The AES Corp. *	80,140	1,047
UGI Corp.	4,220	101
Unisource Energy Corp.	1,500	43
Vectren Corp.	11,965	270
Westar Energy, Inc.	14,870	285
WGL Holdings, Inc.	1,945	64
Wisconsin Energy Corp.	3,320	145
See financial notes.     11

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Xcel Energy, Inc.	13,990	264

		21,554

Total Common Stock (Cost $721,523)		656,986

Other Investment Company 0.4% of net assets

State Street Institutional Liquid Reserves Fund — Institutional Class	2,680,232	2,680

Total Other Investment Company (Cost $2,680)		2,680

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investments 0.2% of net assets

U.S. Treasury Obligations 0.2%
U.S. Treasury Bills
0.04%, 12/17/09 (a)	400	400
0.08%, 12/17/09 (a)	861	861

Total Short-Term Investments (Cost $1,261)		1,261

End of Investments.
(All dollar amounts are x 1,000)
At 10/31/09 tax basis cost of the fund’s investments was $741,555 and the unrealized appreciation and depreciation were $36,606 and ($117,234), respectively, with a net unrealized depreciation of ($80,628).

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for open futures contracts.

(b)	Issuer is affiliated with the fund’s adviser.

REIT – Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)
Futures Contract

S & P 500 Index, e-mini, Long, expires 12/18/09	90	4,649	(103)
12     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings as of October 31, 2009
This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.2%	Common Stock	264,049	295,665
0.2%	Other Investment Company	474	474
—%	Rights	—	—
0.2%	Short-Term Investment	535	535

99.6%	Total Investments	265,058	296,674
0.4%	Other Assets and Liabilities, Net		1,244

100.0%	Net Assets		297,918

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 99.2% of net assets

Automobiles & Components 1.5%
Drew Industries, Inc. *	11,195	214
Gentex Corp.	28,710	460
Modine Manufacturing Co.	222,155	2,288
Spartan Motors, Inc.	25,200	126
Standard Motor Products, Inc.	49,900	417
Stoneridge, Inc. *	53,900	396
Superior Industries International, Inc.	16,360	217
Winnebago Industries, Inc. *	30,465	351

		4,469

Banks 5.9%
1st Source Corp.	6,440	95
AMCORE Financial, Inc. *	66,081	52
Anchor BanCorp Wisconsin, Inc.	43,045	33
Arrow Financial Corp.	845	22
BancFirst Corp.	1,775	64
Banco Latinoamericano de Exportaciones, S.A., Class E	23,100	326
BancTrust Financial Group, Inc.	500	2
Bank Mutual Corp.	6,760	47
Bank of Granite Corp. *	13,000	7
BankAtlantic Bancorp, Inc., Class A	311,900	459
BankFinancial Corp.	4,200	40
Banner Corp.	22,560	69
Beneficial Mutual Bancorp, Inc. *	7,950	74
Berkshire Hills Bancorp, Inc.	3,250	67
Boston Private Financial Holdings, Inc.	21,540	128
Brookline Bancorp, Inc.	20,310	199
Capital City Bank Group, Inc.	4,895	57
Capitol Bancorp Ltd.	15,880	36
Capitol Federal Financial	2,000	61
Cathay General Bancorp	23,100	204
Central Pacific Financial Corp.	26,345	37
Chemical Financial Corp.	7,130	157
Citizens Republic Bancorp, Inc. *	348,500	210
City Bank	45,380	105
City Holding Co.	4,390	134
CoBiz Financial, Inc.	3,000	14
Columbia Banking System, Inc.	11,735	173
Community Bank System, Inc.	8,870	165
Community Trust Bancorp, Inc.	1,895	47
Cullen/Frost Bankers, Inc.	6,080	285
CVB Financial Corp.	25,480	204
Dime Community Bancshares	10,850	119
East West Bancorp, Inc.	49,625	448
F.N.B. Corp.	46,903	332
Farmers Capital Bank Corp.	3,270	36
Federal Agricultural Mortgage Corp., Class C	21,600	173
Financial Institutions, Inc.	8,705	92
First BanCorp Puerto Rico	55,990	106
First Busey Corp.	10,815	42
First Citizens BancShares, Inc., Class A	2,218	331
First Commonwealth Financial Corp.	23,890	125
First Community Bancshares, Inc.	8,175	95
First Financial Bancorp	13,790	175
First Financial Bankshares, Inc.	2,000	97
First Financial Corp.	2,400	67
First Financial Holdings, Inc.	10,145	137
First Merchants Corp.	7,265	44
First Midwest Bancorp, Inc.	35,095	365
First Niagara Financial Group, Inc.	12,835	165
First Place Financial Corp.	25,700	78
First State Bancorp *	34,100	33
Flagstar Bancorp, Inc. *	758,504	683
Flushing Financial Corp.	9,455	106
Frontier Financial Corp. *	51,655	22
Glacier Bancorp, Inc.	7,680	101
See financial notes.     1

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Greene Bancshares, Inc.	4,016	17
Guaranty Bancorp *	22,530	30
Hancock Holding Co.	6,850	248
Hanmi Financial Corp. *	41,970	64
Harleysville National Corp.	16,825	97
Heartland Financial USA, Inc.	5,450	70
IBERIABANK Corp.	3,550	154
Independent Bank Corp.	5,595	119
Independent Bank Corp., Michigan	40,960	48
Integra Bank Corp.	66,545	57
International Bancshares Corp.	20,112	299
Intervest Bancshares Corp., Class A *	4,000	13
Investors Bancorp, Inc. *	10,065	109
Kearny Financial Corp.	6,000	59
Lakeland Bancorp, Inc.	7,837	48
Macatawa Bank Corp. *	15,700	30
MainSource Financial Group, Inc.	7,000	41
MB Financial, Inc.	13,145	235
Midwest Banc Holdings, Inc. *	8,220	4
Nara Bancorp, Inc.	6,080	45
NASB Financial, Inc.	1,303	32
National Penn Bancshares, Inc.	15,323	86
NBT Bancorp, Inc.	5,455	119
NewAlliance Bancshares, Inc.	21,275	236
Northwest Bancorp, Inc.	3,330	73
OceanFirst Financial Corp.	3,700	35
Ocwen Financial Corp. *	15,745	172
Old National Bancorp	10,125	105
Old Second Bancorp, Inc.	3,375	18
Oriental Financial Group, Inc.	42,535	453
Oritani Financial Corp.	7,100	91
Pacific Capital Bancorp	25,970	34
PacWest Bancorp	8,680	147
Park National Corp.	4,510	262
Peoples Bancorp, Inc.	3,475	37
Pinnacle Financial Partners, Inc. *	6,500	83
PrivateBancorp, Inc.	7,615	70
Prosperity Bancshares, Inc.	4,500	161
Provident Financial Services, Inc.	21,290	229
Provident New York Bancorp	10,185	87
Renasant Corp.	7,200	105
Republic Bancorp, Inc., Class A	6,100	112
Royal Bancshares of Pennsylvania, Inc., Class A *	13,400	14
S&T Bancorp, Inc.	6,590	104
S.Y. Bancorp, Inc.	1,115	25
Sandy Spring Bancorp, Inc.	5,795	67
Santander BanCorp *	7,640	88
SCBT Financial Corp.	4,000	103
Seacoast Banking Corp. of Florida	4,890	7
Signature Bank *	5,180	164
Simmons First National Corp., Class A	3,800	111
Southwest Bancorp, Inc.	5,100	50
StellarOne Corp.	8,042	85
Sterling Bancorp	8,495	57
Sterling Bancshares, Inc.	28,925	161
Sterling Financial Corp. *	109,940	88
Suffolk Bancorp	2,315	65
Sun Bancorp, Inc. *	5,431	22
Superior Bancorp *	12,900	27
SVB Financial Group *	12,275	506
Taylor Capital Group, Inc. *	9,900	56
Texas Capital Bancshares, Inc. *	12,420	181
TFS Financial Corp.	7,280	85
The South Financial Group, Inc.	324,920	260
TierOne Corp. *	20,885	42
Tompkins Financial Corp.	1,665	72
Tree.com, Inc. *	10,680	83
Triad Guaranty, Inc. *	103,705	73
TriCo Bancshares	5,900	86
TrustCo Bank Corp. NY	28,910	172
Trustmark Corp.	14,260	270
UCBH Holdings, Inc.	138,300	136
UMB Financial Corp.	3,201	127
Umpqua Holdings Corp.	9,690	96
Union Bankshares Corp.	4,900	60
United Bankshares, Inc.	13,295	237
United Community Banks, Inc. *	41,099	167
United Community Financial Corp. *	34,581	52
Univest Corp. of Pennsylvania	4,600	88
Washington Trust Bancorp, Inc.	4,885	73
Waterstone Financial, Inc. *	3,716	13
WesBanco, Inc.	9,590	136
West Bancorp	5,700	25
West Coast Bancorp	40,465	93
Westamerica Bancorp	4,870	233
Western Alliance Bancorp *	13,665	59
Westfield Financial, Inc.	8,827	71
Whitney Holding Corp.	22,020	177
Wintrust Financial Corp.	14,240	402
WSFS Financial Corp.	2,135	59

		17,507

Capital Goods 8.2%
A.O. Smith Corp.	8,560	339
AAON, Inc.	4,080	73
AAR CORP. *	12,680	249
Aceto Corp.	9,100	50
Actuant Corp., Class A	21,500	336
Alamo Group, Inc.	3,400	47
Albany International Corp., Class A	19,470	324
2     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Altra Holdings, Inc. *	16,200	142
American Railcar Industries, Inc.	7,250	72
American Science & Engineering, Inc.	1,200	79
American Woodmark Corp.	5,595	110
Ameron International Corp.	1,540	91
Ampco-Pittsburgh Corp.	2,460	66
Apogee Enterprises, Inc.	9,895	131
Applied Industrial Technologies, Inc.	12,420	251
Argon ST, Inc. *	1,165	22
Astec Industries, Inc. *	4,550	105
Badger Meter, Inc.	2,000	75
Baldor Electric Co.	15,850	410
Barnes Group, Inc.	14,465	229
Beacon Roofing Supply, Inc. *	18,980	273
Belden, Inc.	23,740	545
Blount International, Inc. *	12,005	109
Brady Corp., Class A	16,155	437
Bucyrus International, Inc., Class A	11,950	531
Builders FirstSource, Inc. *	79,755	310
Cascade Corp.	3,755	93
Ceradyne, Inc. *	8,230	133
Chart Industries, Inc. *	15,710	311
China Technology Development Group Corp. *	37,280	161
CIRCOR International, Inc.	3,590	98
CLARCOR, Inc.	6,025	177
Coleman Cable, Inc. *	25,300	88
Colfax Corp. *	8,000	87
Columbus McKinnon Corp. *	10,460	173
Comfort Systems USA, Inc.	11,300	123
Commercial Vehicle Group, Inc. *	167,660	793
Cubic Corp.	3,690	128
Curtiss-Wright Corp.	7,905	236
Ducommun, Inc.	3,200	54
Dycom Industries, Inc. *	36,870	364
DynCorp International, Inc., Class A *	11,585	197
Encore Wire Corp.	5,040	105
Energy Conversion Devices, Inc. *	4,630	50
EnerSys *	21,655	479
EnPro Industries, Inc. *	9,470	214
ESCO Technologies, Inc. *	3,900	153
Esterline Technologies Corp. *	9,890	416
Evergreen Solar, Inc. *	44,100	64
Federal Signal Corp.	26,500	163
First Solar, Inc. *	680	83
Franklin Electric Co., Inc.	4,080	111
FreightCar America, Inc.	4,035	95
Gibraltar Industries, Inc.	15,855	172
Graco, Inc.	9,740	268
GrafTech International Ltd. *	25,230	341
Great Lakes Dredge & Dock Co.	27,000	166
Griffon Corp. *	27,208	239
H&E Equipment Services, Inc. *	16,920	179
Hardinge, Inc.	13,700	72
HEICO Corp.	1,260	48
HEICO Corp., Class A	3,195	99
Herley Industries, Inc. *	5,600	63
Hexcel Corp. *	33,585	369
Houston Wire & Cable Co.	8,200	99
Hurco Cos., Inc. *	700	11
IDEX Corp.	9,642	274
II-VI, Inc. *	3,165	84
Insituform Technologies, Inc., Class A *	8,215	174
Insteel Industries, Inc.	6,400	71
Integrated Electrical Services, Inc. *	11,600	76
Interline Brands, Inc. *	12,560	183
John Bean Technologies Corp.	11,640	191
Kadant, Inc. *	4,100	53
Kaman Corp.	12,880	266
Kaydon Corp.	4,335	152
KHD Humboldt Wedag International Ltd. *	7,600	70
L.B. Foster Co., Class A *	2,880	81
Ladish Co., Inc. *	7,880	102
Lawson Products, Inc.	1,930	30
Layne Christensen Co. *	6,400	166
Lindsay Corp.	1,000	33
LSI Industries, Inc.	11,902	83
Lydall, Inc. *	29,200	146
MasTec, Inc. *	10,610	125
Michael Baker Corp. *	3,400	121
NACCO Industries, Inc., Class A	11,540	688
NCI Building Systems, Inc. *	44,905	88
NN, Inc. *	76,800	342
Nordson Corp.	5,575	294
Northwest Pipe Co. *	2,300	69
Orbital Sciences Corp. *	9,155	118
Orion Marine Group, Inc. *	4,940	94
Otter Tail Corp.	10,880	253
Pike Electric Corp. *	6,820	86
Polypore International, Inc. *	21,400	235
Powell Industries, Inc. *	1,770	65
Power-One, Inc. *	40,000	110
Preformed Line Products Co.	544	21
Quanex Building Products Corp.	7,550	112
Raven Industries, Inc.	4,265	105
RBC Bearings, Inc. *	1,500	32
Regal-Beloit Corp.	8,225	386
Robbins & Myers, Inc.	4,800	111
Rush Enterprises, Inc., Class A *	10,960	120
See financial notes.     3

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Rush Enterprises, Inc., Class B *	3,000	27
Sauer-Danfoss, Inc.	15,740	113
Simpson Manufacturing Co., Inc.	8,085	189
Standex International Corp.	7,950	140
Stanley, Inc. *	3,000	85
SunPower Corp., Class A *	2,100	52
SunPower Corp., Class B *	2,769	60
TAL International Group, Inc.	15,690	186
Tecumseh Products Co., Class A *	36,030	377
Teledyne Technologies, Inc. *	9,690	331
Tennant Co.	7,580	202
Textainer Group Holdings Ltd.	11,150	168
The Gorman-Rupp Co.	2,600	64
The Greenbrier Cos., Inc.	29,620	263
The L.S. Starrett Co., Class A	1,400	14
The Middleby Corp. *	2,708	123
The Toro Co.	9,910	367
Thermadyne Holdings Corp. *	36,000	217
Titan International, Inc.	17,275	145
Titan Machinery, Inc. *	600	6
TransDigm Group, Inc.	3,030	119
Tredegar Corp.	7,975	109
Trex Co., Inc. *	3,300	53
TriMas Corp. *	57,250	258
Triumph Group, Inc.	3,830	179
Tutor Perini Corp. *	11,780	208
Twin Disc, Inc.	6,400	60
Universal Forest Products, Inc.	7,470	267
Valmont Industries, Inc.	3,350	242
Vicor Corp. *	9,661	66
Wabash National Corp. *	58,745	115
Wabtec Corp.	4,960	182
Watsco, Inc.	6,545	335
Watts Water Technologies, Inc., Class A	13,855	391
Willis Lease Finance Corp. *	200	3
Woodward Governor Co.	9,000	212
Xerium Technologies, Inc. *	13,455	13

		24,432

Commercial & Professional Supplies 4.6%
ABM Industries, Inc.	16,310	306
Acco Brands Corp. *	242,545	1,470
Administaff, Inc.	6,660	165
American Reprographics Co. *	20,050	120
AMREP Corp. *	1,000	12
ATC Technology Corp. *	8,685	181
Bowne & Co., Inc. *	85,024	555
Casella Waste Systems, Inc., Class A *	54,800	153
CBIZ, Inc. *	14,595	103
CDI Corp.	12,960	158
Cenveo, Inc. *	49,375	350
Clean Harbors, Inc. *	3,265	184
CompX International, Inc.	1,000	7
COMSYS IT Partners, Inc. *	25,000	171
Consolidated Graphics, Inc. *	11,520	231
Copart, Inc. *	6,265	202
Cornell Cos., Inc. *	5,300	121
CoStar Group, Inc. *	2,140	83
Courier Corp.	4,055	60
CRA International, Inc. *	2,745	68
Diamond Management & Technology Consultants, Inc.	17,100	101
EnergySolutions, Inc.	45,500	379
Ennis, Inc.	10,440	158
First Advantage Corp., Class A *	14,200	250
FTI Consulting, Inc. *	5,845	239
G & K Services, Inc., Class A	7,290	161
Healthcare Services Group, Inc.	5,270	104
Heidrick & Struggles International, Inc.	5,170	141
Herman Miller, Inc.	18,610	288
Hudson Highland Group, Inc. *	70,585	229
Huron Consulting Group, Inc. *	1,600	37
ICT Group, Inc. *	10,300	163
IHS, Inc., Class A *	3,410	176
Interface, Inc., Class A	50,585	393
Intersections, Inc. *	2,000	11
Kforce, Inc. *	16,700	196
Kimball International, Inc., Class B	29,325	220
Knoll, Inc.	26,300	258
Korn/Ferry International *	14,330	229
LECG Corp. *	21,755	75
M&F Worldwide Corp. *	11,333	241
McGrath Rentcorp	6,625	131
Metalico, Inc. *	29,700	120
Mine Safety Appliances Co.	8,725	222
Mobile Mini, Inc. *	11,625	169
Monster Worldwide, Inc. *	26,280	382
Navigant Consulting, Inc. *	9,625	137
On Assignment, Inc. *	2,300	14
Resources Connection, Inc. *	13,060	226
Rollins, Inc.	3,715	67
Schawk, Inc.	2,660	26
School Specialty, Inc. *	11,800	263
Spherion Corp. *	176,510	874
Standard Parking Corp. *	1,600	28
Stericycle, Inc. *	4,490	235
Sykes Enterprises, Inc. *	8,030	191
Team, Inc. *	2,700	44
Tetra Tech, Inc. *	9,095	234
The Advisory Board Co. *	2,530	62
The Corporate Executive Board Co.	6,870	165
4     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
The Geo Group, Inc. *	11,110	235
The Standard Register Co.	21,850	104
TrueBlue, Inc. *	22,330	270
Viad Corp.	10,465	183
Waste Connections, Inc. *	10,230	322
Waste Services, Inc. *	11,100	73
Watson Wyatt Worldwide, Inc., Class A	4,215	184
WCA Waste Corp. *	9,700	39

		13,749

Consumer Durables & Apparel 5.4%
American Greetings Corp., Class A	62,100	1,263
Arctic Cat, Inc.	18,300	109
Bassett Furniture Industries, Inc.	39,600	153
Blyth, Inc.	5,972	212
Brookfield Homes Corp. *	64,900	365
Callaway Golf Co.	23,055	158
Carter’s, Inc. *	6,265	148
Champion Enterprises, Inc. *	158,605	38
Cherokee, Inc.	1,000	19
Columbia Sportswear Co.	2,880	110
Crocs, Inc. *	36,760	223
CSS Industries, Inc.	2,675	54
Deckers Outdoor Corp. *	2,750	247
Ethan Allen Interiors, Inc.	20,365	254
Fossil, Inc. *	8,965	240
G-III Apparel Group Ltd. *	14,900	239
Helen of Troy Ltd. *	10,830	247
Hooker Furniture Corp.	5,200	67
Iconix Brand Group, Inc. *	13,830	161
JAKKS Pacific, Inc. *	15,725	224
K-Swiss, Inc., Class A	10,630	87
Kenneth Cole Productions, Inc., Class A	8,240	78
Kid Brands, Inc. *	81,855	407
La-Z-Boy, Inc.	220,620	1,566
Leapfrog Enterprises, Inc. *	57,335	189
Lifetime Brands, Inc.	48,500	294
Lululemon Athletica, Inc. *	6,700	168
M/I Homes, Inc. *	28,200	315
Maidenform Brands, Inc. *	1,400	20
Marine Products Corp.	1,280	6
Meritage Homes Corp. *	27,140	495
Movado Group, Inc.	14,420	151
National Presto Industries, Inc.	745	65
Nautilus, Inc. *	105,957	190
Orleans Homebuilders, Inc. *	13,000	28
Oxford Industries, Inc.	37,830	732
Palm Harbor Homes, Inc. *	24,900	55
Perry Ellis International, Inc. *	23,600	323
Phillips-Van Heusen Corp.	15,610	627
Polaris Industries, Inc.	13,880	584
Pool Corp.	14,880	291
RC2 Corp. *	23,120	302
Sealy Corp. *	92,770	269
Skechers U.S.A., Inc., Class A *	28,845	629
Skyline Corp.	2,585	45
Stanley Furniture Co., Inc.	200	2
Steinway Musical Instruments, Inc. *	6,500	76
Steven Madden Ltd. *	5,755	233
Tempur-Pedic International, Inc. *	22,315	432
The Timberland Co., Class A *	20,100	325
The Warnaco Group, Inc. *	12,180	494
Tupperware Brands Corp.	18,480	832
Under Armour, Inc., Class A *	4,815	129
Unifi, Inc. *	162,300	451
UniFirst Corp.	7,705	324
Volcom, Inc. *	1,700	28
Weyco Group, Inc.	3,300	74
Wolverine World Wide, Inc.	12,990	332

		16,179

Consumer Services 4.6%
Ameristar Casinos, Inc.	9,075	134
Bally Technologies, Inc. *	8,375	330
Benihana, Inc. *	15,300	94
Benihana, Inc., Class A *	24,800	120
Bluegreen Corp. *	75,870	218
Bob Evans Farms, Inc.	14,055	369
Brink’s Home Security Holdings, Inc. *	5,320	165
Buffalo Wild Wings, Inc. *	2,400	98
California Pizza Kitchen, Inc. *	7,900	103
Capella Education Co. *	1,440	99
Carriage Services, Inc. *	19,900	76
Carrols Restaurant Group, Inc. *	21,300	138
CEC Entertainment, Inc. *	6,880	201
Chipotle Mexican Grill, Inc., Class A *	1,060	86
Chipotle Mexican Grill, Inc., Class B *	1,900	152
Choice Hotels International, Inc.	3,240	97
Churchill Downs, Inc.	1,395	44
CKE Restaurants, Inc.	24,865	218
Coinstar, Inc. *	4,225	134
Corinthian Colleges, Inc. *	7,585	120
CPI Corp.	9,800	111
Cracker Barrel Old Country Store, Inc.	10,320	342
Denny’s Corp. *	48,900	108
DeVry, Inc.	2,945	163
DineEquity, Inc.	15,230	322
See financial notes.     5

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Dover Downs Gaming & Entertainment, Inc.	17,740	84
Einstein Noah Restaurant Group, Inc. *	5,700	74
Gaylord Entertainment Co. *	29,280	440
Great Wolf Resorts, Inc. *	44,400	148
Hillenbrand, Inc.	7,500	150
International Speedway Corp., Class A	12,650	323
Interval Leisure Group, Inc. *	31,732	354
Isle of Capri Casinos, Inc. *	32,315	250
ITT Educational Services, Inc. *	1,335	121
Jackson Hewitt Tax Service, Inc.	17,545	86
Krispy Kreme Doughnuts, Inc. *	47,135	160
Landry’s Restaurants, Inc. *	19,340	211
LIFE TIME FITNESS, Inc. *	9,585	207
Lincoln Educational Services Corp. *	5,960	118
Lodgian, Inc. *	19,300	34
Luby’s, Inc. *	1,900	7
Matthews International Corp., Class A	4,515	166
McCormick & Schmick’s Seafood Restaurants, Inc. *	23,500	142
Morgans Hotel Group *	36,400	121
Morton’s Restaurant Group, Inc. *	20,800	78
MTR Gaming Group, Inc. *	33,095	72
Multimedia Games, Inc. *	27,380	134
O’Charley’s, Inc. *	48,175	338
Orient-Express Hotels Ltd., Class A	50,390	433
P.F. Chang’s China Bistro, Inc. *	7,155	209
Panera Bread Co., Class A *	3,375	202
Papa John’s International, Inc. *	6,310	142
Pinnacle Entertainment, Inc. *	28,275	239
Pre-Paid Legal Services, Inc. *	660	26
Red Lion Hotels Corp. *	16,800	80
Red Robin Gourmet Burgers, Inc. *	3,280	55
Ruby Tuesday, Inc. *	200,050	1,332
Ruth’s Hospitality Group, Inc. *	33,200	103
Scientific Games Corp., Class A *	15,470	218
Shuffle Master, Inc. *	10,900	85
Sonic Corp. *	12,880	120
Sotheby’s	25,420	403
Speedway Motorsports, Inc.	5,915	80
Steiner Leisure Ltd. *	3,060	113
Stewart Enterprises, Inc., Class A	44,440	204
Strayer Education, Inc.	400	81
Texas Roadhouse, Inc., Class A *	11,610	110
The Cheesecake Factory, Inc. *	25,635	466
The Marcus Corp.	9,830	115
The Steak n Shake Co. *	12,970	151
Town Sports International Holdings, Inc. *	29,400	87
Universal Technical Institute, Inc. *	5,380	97
Vail Resorts, Inc. *	3,960	136
Weight Watchers International, Inc.	5,092	135
Wendy’s/Arby’s Group, Inc., Class A	34,700	137
WMS Industries, Inc. *	5,712	228

		13,647

Diversified Financials 4.3%
Advance America Cash Advance Centers, Inc.	148,495	734
Advanta Corp., Class A	352	—
Advanta Corp., Class B	104,442	34
Ares Capital Corp.	56,455	589
Asset Acceptance Capital Corp. *	23,910	174
ASTA Funding, Inc.	34,400	225
BGC Partners, Inc., Class A	51,380	248
BlackRock Kelso Capital Corp.	44,108	322
Calamos Asset Management, Inc., Class A	32,415	344
Capital Southwest Corp.	666	49
Cardtronics, Inc. *	20,100	200
Cash America International, Inc.	5,305	161
Cohen & Steers, Inc.	3,340	65
Compass Diversified Holdings	11,460	117
Cowen Group, Inc. *	11,000	83
Credit Acceptance Corp. *	2,675	92
Dollar Financial Corp. *	13,625	256
Eaton Vance Corp.	16,945	481
Encore Capital Group, Inc. *	13,755	206
Evercore Partners, Inc., Class A	5,400	176
EZCORP, Inc., Class A *	10,300	134
FBR Capital Markets Corp. *	41,800	255
Financial Federal Corp.	6,110	125
First Cash Financial Services, Inc. *	5,090	87
GAMCO Investors, Inc., Class A	2,935	124
GFI Group, Inc.	32,720	169
Gladstone Capital Corp.	3,100	25
Gladstone Investment Corp.	4,200	21
Greenhill & Co., Inc.	835	72
Hercules Technology Growth Capital, Inc.	14,220	133
HFF, Inc., Class A *	16,200	93
IntercontinentalExchange, Inc. *	3,305	331
International Assets Holding Corp. *	28,974	521
Investment Technology Group, Inc. *	10,655	230
6     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Jefferies Group, Inc. *	13,660	357
KBW, Inc. *	4,000	112
Knight Capital Group, Inc., Class A *	15,305	258
Kohlberg Capital Corp.	40,400	215
LaBranche & Co., Inc. *	24,575	68
Lazard Ltd., Class A	9,845	372
Marlin Business Services Corp. *	6,300	42
MCG Capital Corp. *	299,555	1,195
Nelnet, Inc., Class A *	22,640	318
NewStar Financial, Inc. *	48,900	123
NGP Capital Resources Co.	3,200	23
optionsXpress Holdings, Inc.	4,890	76
Patriot Capital Funding, Inc.	38,200	147
Penson Worldwide, Inc. *	13,900	136
PICO Holdings, Inc. *	2,695	91
Piper Jaffray Cos., Inc. *	10,305	478
Portfolio Recovery Associates, Inc. *	3,645	168
Prospect Capital Corp.	12,298	122
Rewards Network, Inc.	2,451	26
Riskmetrics Group, Inc. *	4,720	69
Sanders Morris Harris Group, Inc.	1,800	10
Stifel Financial Corp. *	2,710	141
SWS Group, Inc.	8,120	109
Teton Advisors, Inc., Class B (b)*	52	—
The First Marblehead Corp. *	134,400	263
Thomas Weisel Partners Group, Inc. *	17,819	81
TICC Capital Corp.	10,400	51
W.P. Carey & Co., LLC	10,425	289
Waddell & Reed Financial, Inc., Class A	13,820	388
World Acceptance Corp. *	5,560	139

		12,743

Energy 6.1%
Adams Resources & Energy, Inc.	4,200	95
Allis-Chalmers Energy, Inc. *	68,000	237
Approach Resources, Inc. *	6,300	49
Arena Resources, Inc. *	2,240	83
Atlas Energy, Inc.	29,796	780
ATP Oil & Gas Corp. *	36,885	638
Atwood Oceanics, Inc. *	11,400	405
Basic Energy Services, Inc. *	23,985	168
Berry Petroleum Co., Class A	23,820	604
Bill Barrett Corp. *	3,540	110
Brigham Exploration Co. *	89,935	854
Bristow Group, Inc. *	9,705	283
Bronco Drilling Co., Inc. *	2,105	13
Cabot Oil & Gas Corp.	12,090	465
Cal Dive International, Inc. *	20,043	154
Callon Petroleum Co. *	59,870	96
CARBO Ceramics, Inc.	3,080	180
Carrizo Oil & Gas, Inc. *	5,205	121
Clayton Williams Energy, Inc. *	5,385	141
Comstock Resources, Inc. *	8,255	339
Concho Resources, Inc. *	7,540	287
Contango Oil & Gas Co. *	760	36
Copano Energy LLC	16,540	282
Core Laboratories N.V.	1,445	151
Crosstex Energy, Inc.	78,100	439
Dawson Geophysical Co. *	4,600	111
Delta Petroleum Corp. *	59,635	78
DHT Maritime, Inc.	4,900	17
Dresser-Rand Group, Inc. *	13,930	410
Dril-Quip, Inc. *	5,485	266
Encore Acquisition Co. *	9,445	350
EXCO Resources, Inc.	19,365	302
Global Industries Ltd. *	61,165	446
Goodrich Petroleum Corp. *	1,200	31
Gulf Island Fabrication, Inc.	6,900	132
GulfMark Offshore, Inc. *	5,905	163
Gulfport Energy Corp. *	24,400	186
Harvest Natural Resources, Inc. *	19,150	105
Hornbeck Offshore Services, Inc. *	8,880	216
International Coal Group, Inc. *	85,855	351
ION Geophysical Corp. *	109,405	419
James River Coal Co. *	4,100	78
Knightsbridge Tankers Ltd.	11,790	149
Lufkin Industries, Inc.	3,155	180
Matrix Service Co. *	9,900	88
McMoRan Exploration Co. *	39,360	303
NATCO Group, Inc., Class A *	4,000	175
Newpark Resources, Inc. *	33,940	102
Nordic American Tanker Shipping Ltd.	8,585	243
Oceaneering International, Inc. *	8,240	421
Parker Drilling Co. *	102,710	534
Patriot Coal Corp. *	17,100	193
Penn Virginia Corp.	15,000	304
Petroleum Development Corp. *	8,855	148
PetroQuest Energy, Inc. *	31,285	192
PHI, Inc. *	10,785	185
Quicksilver Resources, Inc. *	15,500	189
Rosetta Resources, Inc. *	39,410	533
RPC, Inc.	8,965	84
St. Mary Land & Exploration Co.	16,920	577
StealthGas, Inc.	17,800	114
Superior Well Services, Inc. *	11,000	117
Swift Energy Co. *	39,105	828
T-3 Energy Services, Inc. *	1,400	28
Teekay Tankers Ltd., Class A	600	5
TETRA Technologies, Inc. *	59,360	562
The Meridian Resource Corp. *	261,762	84
See financial notes.     7

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Top Ships, Inc. *	16,300	16
Trico Marine Services, Inc. *	23,700	145
Tsakos Energy Navigation Ltd.	9,130	142
Ultra Petroleum Corp. *	7,360	357
Union Drilling, Inc. *	16,100	123
VAALCO Energy, Inc. *	7,640	33
Venoco, Inc. *	17,700	223
Warren Resources, Inc. *	57,100	123
Willbros Group, Inc. *	12,000	158

		18,329

Food & Staples Retailing 0.5%
Arden Group, Inc., Class A	100	11
Ingles Markets, Inc., Class A	10,900	168
PriceSmart, Inc.	3,240	62
Spartan Stores, Inc.	13,000	184
Susser Holdings Corp. *	13,600	162
The Andersons, Inc.	10,625	330
United Natural Foods, Inc. *	18,135	437
Village Super Market, Inc., Class A	2,102	63
Weis Markets, Inc.	3,640	129

		1,546

Food, Beverage & Tobacco 1.5%
Alliance One International, Inc. *	42,930	189
B&G Foods, Inc., Class A	21,780	170
Cal-Maine Foods, Inc.	3,200	87
Central European Distribution Corp. *	34,300	1,067
Coca-Cola Bottling Co.	3,800	171
Darling International, Inc. *	24,820	172
Diamond Foods, Inc.	2,100	63
Farmer Brothers Co.	3,009	57
Flowers Foods, Inc.	10,457	244
Green Mountain Coffee Roasters, Inc. *	1,360	90
Hansen Natural Corp. *	2,355	85
Imperial Sugar Co.	14,400	180
J & J Snack Foods Corp.	2,235	88
Lancaster Colony Corp.	3,265	159
Lance, Inc.	4,560	110
MGP Ingredients, Inc. *	14,900	65
National Beverage Corp. *	5,000	55
Reddy Ice Holdings, Inc. *	81,610	322
Sanderson Farms, Inc.	3,200	117
Synutra International, Inc. *	7,900	96
The Boston Beer Co., Inc., Class A *	3,000	114
The Hain Celestial Group, Inc. *	14,670	257
Tootsie Roll Industries, Inc.	5,888	146
TreeHouse Foods, Inc. *	6,085	228
Vector Group Ltd.	7,140	104

		4,436

Health Care Equipment & Services 4.5%
Air Methods Corp. *	2,700	83
Align Technology, Inc. *	9,400	148
Alliance HealthCare Services, Inc. *	6,675	36
Allscripts-Misys Healthcare Solutions, Inc. *	5,680	111
Amedisys, Inc. *	3,470	138
America Service Group, Inc.	2,900	38
American Dental Partners, Inc. *	3,100	37
American Medical Systems Holdings, Inc. *	8,315	128
AMN Healthcare Services, Inc. *	16,445	137
AmSurg Corp. *	9,225	194
Analogic Corp.	2,365	88
AngioDynamics, Inc. *	1,900	29
Animal Health International, Inc. *	60,000	146
Assisted Living Concepts, Inc., Class A *	720	15
BioScrip, Inc. *	67,100	506
Cantel Medical Corp. *	1,800	29
Capital Senior Living Corp. *	4,600	24
Cardiac Science Corp. *	7,200	25
Catalyst Health Solutions, Inc. *	6,000	188
Centene Corp. *	12,340	220
Chemed Corp.	3,095	140
CONMED Corp. *	13,295	282
CorVel Corp. *	5,801	165
Cross Country Healthcare, Inc. *	16,265	134
Eclipsys Corp. *	7,620	143
Edwards Lifesciences Corp. *	4,450	342
Emergency Medical Services Corp., Class A *	16,080	772
Emeritus Corp. *	14,600	272
Ensign Group, Inc.	6,420	95
ev3, Inc. *	10,000	118
Five Star Quality Care, Inc. *	52,800	182
Gen-Probe, Inc. *	3,415	143
Gentiva Health Services, Inc. *	8,225	197
Greatbatch, Inc. *	4,920	97
Haemonetics Corp. *	2,500	129
Hanger Orthopedic Group, Inc. *	600	8
HEALTHSOUTH Corp. *	23,420	342
Healthspring, Inc. *	18,270	262
HealthTronics, Inc. *	56,824	130
Healthways, Inc. *	13,460	217
ICU Medical, Inc. *	950	33
IDEXX Laboratories, Inc. *	6,100	312
Immucor, Inc. *	1,500	27
Integra LifeSciences Holdings *	3,020	92
8     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Intuitive Surgical, Inc. *	2,675	659
Invacare Corp.	11,065	248
inVentiv Health, Inc. *	11,370	193
Landauer, Inc.	650	34
LCA-Vision, Inc. *	12,530	56
LHC Group, Inc. *	3,760	105
MedCath Corp. *	13,080	107
Medical Action Industries, Inc. *	1,900	21
MEDNAX, Inc. *	7,955	413
Meridian Bioscience, Inc.	6,125	136
Merit Medical Systems, Inc. *	1,820	31
Molina Healthcare, Inc. *	1,705	32
MWI Veterinary Supply, Inc. *	3,300	117
National Healthcare Corp.	1,250	45
Odyssey HealthCare, Inc. *	6,800	95
Orthofix International N.V. *	5,960	191
PDI, Inc. *	700	4
PharMerica Corp. *	7,040	109
Phase Forward, Inc. *	2,120	28
Providence Service Corp. *	15,500	193
PSS World Medical, Inc. *	13,670	276
Psychiatric Solutions, Inc. *	10,395	215
Quality Systems, Inc.	2,430	148
RehabCare Group, Inc. *	6,945	130
Res-Care, Inc. *	8,125	98
ResMed, Inc. *	4,120	203
Sirona Dental Systems, Inc. *	4,690	126
Skilled Healthcare Group, Inc., Class A *	20,060	161
SonoSite, Inc. *	4,080	101
STERIS Corp.	9,610	281
Sun Healthcare Group, Inc. *	10,800	98
SurModics, Inc. *	4,160	107
Symmetry Medical, Inc. *	4,770	38
The Cooper Cos., Inc.	9,585	269
Thoratec Corp. *	3,200	84
TomoTherapy, Inc. *	29,600	98
Triple-S Management Corp., Class B *	14,700	246
VCA Antech, Inc. *	9,375	223
WellCare Health Plans, Inc. *	15,085	394
West Pharmaceutical Services, Inc.	4,340	171
Wright Medical Group, Inc. *	7,840	127
Zoll Medical Corp. *	4,725	92

		13,457

Household & Personal Products 0.5%
Central Garden & Pet Co. *	11,000	109
Central Garden & Pet Co., Class A *	20,430	193
Chattem, Inc. *	755	48
Elizabeth Arden, Inc. *	26,370	281
Herbalife Ltd.	7,105	239
Inter Parfums, Inc.	5,050	62
Mannatech, Inc.	9,900	33
Nu Skin Enterprises, Inc., Class A	11,410	260
Prestige Brands Holdings, Inc. *	10,310	70
USANA Health Sciences, Inc. *	2,530	73
WD-40 Co.	2,215	70

		1,438

Insurance 3.0%
Affirmative Insurance Holdings, Inc.	19,800	79
Ambac Financial Group, Inc.	472,720	544
American Equity Investment Life Holding Co.	36,215	238
American Physicians Capital, Inc.	1,933	55
American Safety Insurance Holdings Ltd. *	400	6
AMERISAFE, Inc. *	5,600	104
AmTrust Financial Services, Inc.	1,380	16
Argo Group International Holdings Ltd. *	4,759	162
Assured Guaranty Ltd.	53,605	889
Brown & Brown, Inc.	15,490	285
Citizens, Inc. *	11,680	70
CNA Surety Corp. *	4,320	62
Crawford & Co., Class B *	12,515	62
Delphi Financial Group, Inc., Class A	26,860	583
Donegal Group, Inc., Class A	5,800	85
EMC Insurance Group, Inc.	200	4
Employers Holdings, Inc.	13,800	205
Enstar Group Ltd. *	1,410	86
FBL Financial Group, Inc., Class A	43,200	870
First Acceptance Corp. *	10,499	23
First Mercury Financial Corp.	3,800	48
FPIC Insurance Group, Inc. *	2,750	93
Greenlight Capital Re Ltd., Class A *	6,000	112
Harleysville Group, Inc.	7,535	236
Hilltop Holdings, Inc. *	5,570	66
Horace Mann Educators Corp.	21,590	268
Independence Holding Co.	11,400	63
Infinity Property & Casualty Corp.	4,165	161
Kansas City Life Insurance Co.	1,677	45
Maiden Holdings Ltd.	14,600	101
Max Capital Group Ltd.	16,155	334
Meadowbrook Insurance Group, Inc.	14,300	96
National Financial Partners Corp. *	80,185	654
NYMAGIC, Inc.	1,700	24
See financial notes.     9

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
PMA Capital Corp., Class A *	12,770	61
Presidential Life Corp.	14,345	134
ProAssurance Corp. *	5,845	294
RLI Corp.	3,350	167
Safety Insurance Group, Inc.	5,705	191
Seabright Insurance Holdings *	6,300	70
Selective Insurance Group, Inc.	16,400	251
State Auto Financial Corp.	10,930	178
Stewart Information Services Corp.	12,600	113
The Navigators Group, Inc. *	2,565	136
Tower Group, Inc.	3,200	79
United America Indemnity Ltd., Class A *	31,740	222
United Fire & Casualty Co.	5,860	102
Zenith National Insurance Corp.	6,960	199

		8,926

Materials 6.0%
A. Schulman, Inc.	13,470	234
A.M. Castle & Co.	10,778	122
AEP Industries, Inc. *	4,440	155
AMCOL International Corp.	4,920	128
Arch Chemicals, Inc.	9,390	260
Brush Engineered Materials, Inc. *	8,460	156
Buckeye Technologies, Inc. *	57,180	512
Bway Holding Co. *	18,000	320
Calgon Carbon Corp. *	2,800	44
Carpenter Technology Corp.	19,680	414
Century Aluminum Co. *	86,435	749
Clearwater Paper Corp. *	16,480	746
Compass Minerals International, Inc.	1,530	95
Deltic Timber Corp.	600	26
Eagle Materials, Inc.	13,070	325
Ferro Corp.	169,530	1,039
Georgia Gulf Corp. *	17,424	250
Glatfelter	20,445	216
H.B. Fuller Co.	13,280	254
Haynes International, Inc. *	9,176	260
Headwaters, Inc. *	135,180	557
Hecla Mining Co. *	51,545	212
Horsehead Holding Corp. *	33,500	319
ICO, Inc. *	34,600	133
Innophos Holdings, Inc.	4,050	78
Innospec, Inc.	23,180	274
Kaiser Aluminum Corp.	6,180	247
KapStone Paper & Packaging Corp. *	35,700	248
Koppers Holdings, Inc.	7,560	198
LSB Industries, Inc. *	2,420	30
Mercer International, Inc. *	223,800	479
Minerals Technologies, Inc.	7,010	345
Myers Industries, Inc.	23,005	202
Neenah Paper, Inc.	21,465	222
NewMarket Corp.	3,695	346
NL Industries, Inc.	9,565	59
Olympic Steel, Inc.	9,400	238
OM Group, Inc. *	15,435	417
Omnova Solutions, Inc. *	89,780	576
Penford Corp.	11,300	67
Quaker Chemical Corp.	10,700	221
Rock-Tenn Co., Class A	7,135	313
Royal Gold, Inc.	1,950	86
RTI International Metals, Inc. *	10,980	227
Schnitzer Steel Industries, Inc., Class A	9,210	398
Schweitzer-Mauduit International, Inc.	6,586	340
Sensient Technologies Corp.	12,945	327
Solutia, Inc. *	65,840	724
Spartech Corp.	63,965	612
Stepan Co.	2,765	158
Stillwater Mining Co. *	18,370	114
Texas Industries, Inc.	11,785	392
Titanium Metals Corp.	18,050	155
U.S. Concrete, Inc. *	45,900	74
Universal Stainless & Alloy Products, Inc. *	3,800	57
Valhi, Inc.	4,900	46
Verso Paper Corp.	128,000	301
W.R. Grace & Co. *	45,305	992
Walter Energy, Inc.	6,275	367
Wausau Paper Corp.	32,410	284
Zep, Inc.	5,600	96
Zoltek Cos., Inc. *	8,200	73

		17,909

Media 4.3%
4Kids Entertainment, Inc. *	53,100	96
AH Belo Corp., Class A *	55,300	227
Arbitron, Inc.	3,360	73
Carmike Cinemas, Inc. *	45,675	449
CKX, Inc. *	18,595	119
CTC Media, Inc. *	17,200	277
Cumulus Media Inc., Class A *	107,585	227
DreamWorks Animation SKG, Inc., Class A *	12,445	398
Entravision Communications Corp., Class A *	320,455	673
Fisher Communications, Inc. *	3,800	74
Gray Television, Inc. *	161,200	282
Harte-Hanks, Inc.	23,835	280
John Wiley & Sons, Inc., Class A	7,515	265
Journal Communications, Inc., Class A	155,715	554
10     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Knology, Inc. *	6,700	67
Lee Enterprises, Inc. *	462,050	1,409
LIN TV Corp., Class A *	228,333	895
LodgeNet Interactive Corp. *	92,150	447
Martha Stewart Living Omnimedia, Inc., Class A *	38,500	199
Marvel Entertainment, Inc. *	5,915	296
Media General, Inc., Class A	123,070	1,020
Mediacom Communications Corp., Class A *	57,340	274
Morningstar, Inc. *	1,435	73
New Frontier Media, Inc. *	29,200	57
Nexstar Broadcasting Group, Inc., Class A *	15,600	34
Playboy Enterprises, Inc., Class B *	82,700	254
Radio One, Inc., Class D *	130,630	231
RHI Entertainment, Inc. *	31,100	82
Saga Communications, Inc., Class A *	9,195	117
Salem Communications Corp., Class A *	38,790	119
Sinclair Broadcast Group, Inc., Class A	79,019	311
Spanish Broadcasting System, Inc., Class A *	120,600	89
Valassis Communications, Inc. *	149,985	2,734
World Wrestling Entertainment, Inc., Class A	14,500	193

		12,895

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Abraxis BioScience *	1,600	50
Affymetrix, Inc. *	40,490	212
Albany Molecular Research, Inc. *	4,800	39
Alkermes, Inc. *	3,600	29
Bruker Corp. *	3,585	39
Cambrex Corp. *	83,029	498
Celera Corp. *	3,285	20
Celgene Corp. *	4,920	251
Cubist Pharmaceuticals, Inc. *	1,940	33
Dionex Corp. *	2,050	139
Illumina, Inc. *	2,160	69
K-V Pharmaceutical Co., Class A *	236,064	897
Kendle International, Inc. *	1,700	29
Martek Biosciences Corp. *	4,840	87
Medicis Pharmaceutical Corp., Class A	7,725	163
Myriad Genetics, Inc. *	940	23
Par Pharmaceutical Cos., Inc. *	12,670	266
PAREXEL International Corp. *	16,320	204
PDL BioPharma, Inc.	17,350	146
PerkinElmer, Inc.	15,400	287
Perrigo Co.	11,180	416
Salix Pharmaceuticals Ltd. *	9,695	178
Techne Corp.	2,665	166
The Medicines Co. *	11,120	80
United Therapeutics Corp. *	820	35
Valeant Pharmaceuticals International *	9,340	275
Varian, Inc. *	7,435	381
ViroPharma, Inc. *	19,960	150

		5,162

Real Estate 7.4%
Acadia Realty Trust	12,074	192
Agree Realty Corp.	3,000	70
Alexander’s, Inc. *	320	85
Altisource Portfolio Solutions S.A. *	5,248	80
American Campus Communities, Inc.	5,560	150
Anthracite Capital, Inc. *	171,925	124
Anworth Mortgage Asset Corp.	15,755	112
Arbor Realty Trust, Inc.	177,300	355
Ashford Hospitality Trust *	241,785	928
Associated Estates Realty Corp.	3,300	30
Avatar Holdings, Inc. *	3,945	64
BioMed Realty Trust, Inc.	27,480	373
BRT Realty Trust *	10,466	52
Capital Trust, Inc., Class A *	91,500	179
CapLease, Inc.	36,900	127
Capstead Mortgage Corp.	13,550	178
Cedar Shopping Centers, Inc.	11,845	72
Corporate Office Properties Trust	9,535	316
DiamondRock Hospitality Co. *	83,315	634
Digital Realty Trust, Inc.	6,410	289
EastGroup Properties, Inc.	4,850	178
Education Realty Trust, Inc.	32,500	163
Entertainment Properties Trust	17,030	579
Equity Lifestyle Properties, Inc.	3,070	143
Essex Property Trust, Inc.	4,456	335
Extra Space Storage, Inc.	21,365	204
FelCor Lodging Trust, Inc. *	317,550	1,000
First Potomac Realty Trust	9,500	108
Forest City Enterprises, Inc., Class A	80,060	698
Forestar Group, Inc. *	15,560	230
Franklin Street Properties Corp.	21,520	232
Getty Realty Corp.	2,960	73
Glimcher Realty Trust	158,425	428
Grubb & Ellis Co. *	112,500	168
Hatteras Financial Corp.	7,900	222
Hersha Hospitality Trust	33,940	87
Home Properties, Inc.	9,520	373
See financial notes.     11

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
HomeBanc Corp. (b)(c)	6,875	—
Inland Real Estate Corp.	26,030	223
Investors Real Estate Trust	7,325	61
Kilroy Realty Corp.	14,115	390
Kite Realty Group Trust	29,180	108
LaSalle Hotel Properties	54,340	932
Lexington Realty Trust	98,247	412
LTC Properties, Inc.	6,830	162
Maguire Properties, Inc. *	104,020	183
Maui Land & Pineapple Co., Inc. *	3,600	22
Medical Properties Trust, Inc.	40,600	325
MFA Financial, Inc.	40,810	303
Mid-America Apartment Communities, Inc.	7,745	339
Mission West Properties, Inc.	15,600	104
National Health Investors, Inc.	7,235	217
National Retail Properties, Inc.	18,205	353
Newcastle Investment Corp. *	840,950	1,615
NorthStar Realty Finance Corp.	66,532	235
OMEGA Healthcare Investors, Inc.	11,190	170
One Liberty Properties, Inc.	19,280	161
Parkway Properties, Inc.	18,420	325
Pennsylvania Real Estate Investment Trust	77,800	570
Post Properties, Inc.	25,720	424
PS Business Parks, Inc.	3,950	193
RAIT Financial Trust	259,263	480
Ramco-Gershenson Properties Trust	22,170	196
Resource Capital Corp.	38,600	187
Saul Centers, Inc.	1,805	55
Sovran Self Storage, Inc.	6,270	189
Strategic Hotel & Resorts, Inc. *	235,255	416
Sun Communities, Inc.	10,255	179
Sunstone Hotel Investors, Inc. *	149,115	1,126
Tanger Factory Outlet Centers, Inc.	5,090	194
Taubman Centers, Inc.	7,295	223
The St. Joe Co. *	12,470	299
U-Store-It Trust	79,575	454
Universal Health Realty Income Trust	900	29
Urstadt Biddle Properties, Class A	9,495	140
Washington Real Estate Investment Trust	14,255	381
Winthrop Realty Trust	3,500	31

		22,037

Retailing 8.7%
1-800-FLOWERS.COM, Inc., Class A *	60,547	233
99 Cents Only Stores *	18,240	207
A.C. Moore Arts & Crafts, Inc. *	59,960	287
Aaron’s, Inc.	10,700	268
Aeropostale, Inc. *	8,170	307
America’s Car-Mart, Inc. *	2,400	50
Audiovox Corp., Class A *	29,920	193
bebe stores, Inc.	4,390	27
Big 5 Sporting Goods Corp.	14,140	209
Books-A-Million, Inc.	22,700	197
Brown Shoe Co., Inc.	71,942	746
Build-A-Bear Workshop, Inc. *	14,550	75
Cache, Inc. *	40,500	195
Casual Male Retail Group, Inc. *	175,500	441
Christopher & Banks Corp.	35,840	218
Citi Trends, Inc. *	3,900	103
Coldwater Creek, Inc. *	54,860	315
Conn’s, Inc. *	1,965	12
Cost Plus, Inc. *	45,000	99
Destination Maternity Corp. *	10,900	219
drugstore.com, Inc. *	1,600	4
DSW, Inc., Class A *	18,325	352
Fred’s, Inc., Class A	22,270	264
Gaiam, Inc., Class A *	12,700	83
Gander Mountain Co. *	17,400	87
Genesco, Inc. *	14,900	388
Guess?, Inc.	7,555	276
Hastings Entertainment, Inc. *	26,620	114
Haverty Furniture Cos., Inc. *	9,600	116
hhgregg, Inc. *	6,300	104
Hibbett Sports, Inc. *	6,385	120
Hot Topic, Inc. *	10,800	83
J. Crew Group, Inc. *	9,250	377
Jo-Ann Stores, Inc. *	17,250	459
Jos. A. Bank Clothiers, Inc. *	4,790	196
Kirkland’s, Inc. *	15,622	197
Lithia Motors, Inc., Class A *	97,535	813
LKQ Corp. *	10,800	187
MarineMax, Inc. *	84,800	577
Monro Muffler Brake, Inc.	860	27
Netflix, Inc. *	6,355	340
New York & Co, Inc. *	45,600	201
NutriSystem, Inc.	6,930	149
Orbitz Worldwide, Inc. *	56,400	295
Overstock.com, Inc. *	2,960	41
Pacific Sunwear of California, Inc. *	157,130	949
Pier 1 Imports, Inc. *	814,385	2,867
Priceline.com, Inc. *	2,220	350
Retail Ventures, Inc. *	114,400	733
REX Stores Corp. *	5,800	72
Sally Beauty Holdings, Inc. *	33,365	225
Select Comfort Corp. *	301,270	1,648
Shoe Carnival, Inc. *	7,800	117
Shutterfly, Inc. *	1,800	25
12     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Stage Stores, Inc.	26,055	307
Stein Mart, Inc. *	108,215	1,028
Syms Corp. *	2,800	20
Systemax, Inc. *	5,145	69
The Bon-Ton Stores, Inc.	90,111	834
The Buckle, Inc.	2,322	70
The Cato Corp., Class A	10,595	209
The Children’s Place Retail Stores, Inc. *	10,060	316
The Dress Barn, Inc. *	25,175	454
The Finish Line, Inc., Class A	44,452	451
The Gymboree Corp. *	4,160	177
The Men’s Wearhouse, Inc.	22,955	532
The Pep Boys — Manny, Moe & Jack	67,515	592
The Talbots, Inc.	38,080	345
The Wet Seal, Inc., Class A *	38,060	121
Trans World Entertainment Corp. *	47,400	65
Tuesday Morning Corp. *	121,430	392
Tween Brands, Inc. *	113,185	960
Ulta Salon, Cosmetics & Fragrance, Inc. *	14,200	215
Urban Outfitters, Inc. *	14,975	470
ValueVision Media, Inc., Class A *	210,620	668
West Marine, Inc. *	25,580	195
Zumiez, Inc. *	3,780	51

		25,778

Semiconductors & Semiconductor Equipment 3.8%
Actel Corp. *	6,830	81
Advanced Energy Industries, Inc. *	10,220	125
Applied Micro Circuits Corp. *	26,840	210
Atheros Communications *	4,045	100
ATMI, Inc. *	6,915	105
Axcelis Technologies, Inc. *	165,160	157
Brooks Automation, Inc. *	29,490	203
Cabot Microelectronics Corp. *	6,730	215
ChipMOS TECHNOLOGIES (Bermuda) Ltd. *	180,190	135
Cirrus Logic, Inc. *	6,335	31
Cohu, Inc.	5,710	65
Conexant Systems, Inc. *	97,642	268
Cree, Inc. *	12,995	547
Cymer, Inc. *	7,420	254
Cypress Semiconductor Corp. *	37,105	313
Diodes, Inc. *	8,397	138
DSP Group, Inc. *	10,640	61
Entegris, Inc. *	280,945	1,056
Exar Corp. *	10,015	69
FEI Co. *	6,820	162
FormFactor, Inc. *	10,265	174
Hittite Microwave Corp. *	3,255	120
Integrated Device Technology, Inc. *	58,580	344
Intersil Corp., Class A	20,700	260
IXYS Corp. *	7,300	49
Kulicke & Soffa Industries, Inc. *	67,380	313
Mattson Technology, Inc. *	82,780	175
Micrel, Inc.	9,850	74
Microsemi Corp. *	13,645	182
MKS Instruments, Inc. *	14,850	232
OmniVision Technologies, Inc. *	19,880	244
ON Semiconductor Corp. *	74,434	498
Photronics, Inc. *	139,425	583
PMC — Sierra, Inc. *	18,425	157
Power Integrations, Inc.	3,360	105
RF Micro Devices, Inc. *	264,945	1,054
Rudolph Technologies, Inc. *	14,180	90
Semtech Corp. *	8,805	136
Sigma Designs, Inc. *	350	4
Silicon Image, Inc. *	7,960	17
Silicon Laboratories, Inc. *	4,190	176
Silicon Storage Technology, Inc. *	39,255	80
Skyworks Solutions, Inc. *	38,310	400
Standard Microsystems Corp. *	5,590	108
Tessera Technologies, Inc. *	6,890	152
Trident Microsystems, Inc. *	26,500	50
TriQuint Semiconductor, Inc. *	42,060	227
Ultra Clean Holdings, Inc. *	35,300	194
Varian Semiconductor Equipment Associates, Inc. *	9,512	270
Veeco Instruments, Inc. *	11,760	286
Verigy Ltd. *	21,620	213
Zoran Corp. *	20,235	179

		11,441

Software & Services 5.4%
Acxiom Corp. *	35,115	403
Advent Software, Inc. *	2,560	98
Akamai Technologies, Inc. *	12,415	273
Amdocs Ltd. *	3,280	83
ANSYS, Inc. *	6,600	268
Ariba, Inc. *	12,745	151
Blackboard, Inc. *	2,720	96
CDC Corp., Class A *	54,190	126
CIBER, Inc. *	56,370	181
Commtouch Software Ltd. *	2,000	6
Compuware Corp. *	44,200	312
Concur Technologies, Inc. *	4,300	153
CSG Systems International, Inc. *	8,645	141
DealerTrack Holdings, Inc. *	4,295	71
Digital River, Inc. *	1,050	24
EarthLink, Inc.	32,075	260
Epicor Software Corp. *	24,065	186
See financial notes.     13

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
EPIQ Systems, Inc. *	7,870	99
Equinix, Inc. *	2,770	236
Euronet Worldwide, Inc. *	15,295	362
Exlservice Holdings, Inc. *	2,700	37
FactSet Research Systems, Inc.	2,465	158
Fair Isaac Corp.	14,705	299
Forrester Research, Inc. *	2,725	69
Gartner, Inc. *	7,800	145
Genpact Ltd. *	9,750	116
Global Cash Access Holdings, Inc. *	23,735	150
Global Payments, Inc.	8,370	412
GSI Commerce, Inc. *	8,280	157
Heartland Payment Systems, Inc.	8,165	100
iGATE Corp.	600	5
infoGROUP, Inc. *	22,035	145
Informatica Corp. *	8,055	171
Internap Network Services Corp. *	4,300	14
Ipass, Inc. *	27,100	35
j2 Global Communications, Inc. *	5,285	108
Jack Henry & Associates, Inc.	12,180	281
JDA Software Group, Inc. *	8,485	168
Kenexa Corp. *	11,400	144
Lawson Software, Inc. *	26,700	168
Lionbridge Technologies, Inc. *	41,200	86
Manhattan Associates, Inc. *	1,495	34
ManTech International Corp., Class A *	4,300	189
Marchex, Inc., Class B	5,900	27
MAXIMUS, Inc.	2,745	127
Mentor Graphics Corp. *	37,420	273
MICROS Systems, Inc. *	10,840	292
MicroStrategy, Inc., Class A *	2,728	238
ModusLink Global Solutions, Inc. *	74,275	611
Ness Technologies, Inc. *	8,700	57
Net 1 UEPS Technologies, Inc. *	9,460	165
NeuStar, Inc., Class A *	6,175	143
Novell, Inc. *	71,815	294
Nuance Communications, Inc. *	19,515	256
Openwave Systems, Inc. *	221,935	504
Parametric Technology Corp. *	24,040	358
Progress Software Corp. *	6,050	140
Quest Software, Inc. *	10,380	174
Rackspace Hosting, Inc. *	6,720	113
Radiant Systems, Inc. *	10,200	100
RealNetworks, Inc. *	35,545	127
Red Hat, Inc. *	8,700	225
Renaissance Learning, Inc.	1,440	13
Rovi Corp. *	8,169	225
Salesforce.com, Inc. *	1,935	110
Sapient Corp. *	20,980	171
SAVVIS, Inc. *	6,860	101
SINA Corp. *	3,180	119
Solera Holdings, Inc.	5,860	189
SonicWALL, Inc. *	11,355	90
SRA International, Inc., Class A *	11,315	212
StarTek, Inc. *	19,400	113
Switch and Data Facilities Co. *	2,100	35
Sybase, Inc. *	5,950	235
Symyx Technologies, Inc. *	5,610	33
Syntel, Inc.	3,955	142
Take-Two Interactive Software, Inc. *	31,855	349
TeleTech Holdings, Inc. *	14,510	260
THQ, Inc. *	90,610	474
TIBCO Software, Inc. *	39,830	349
TNS, Inc. *	30,095	850
Tyler Technologies, Inc. *	1,980	38
United Online, Inc.	25,827	207
ValueClick, Inc. *	21,880	215
VeriFone Holdings, Inc. *	17,000	226
VistaPrint N.V. *	820	42
WebMD Health Corp., Class A *	11,908	406
Websense, Inc. *	1,490	24

		16,172

Technology Hardware & Equipment 5.9%
3Com Corp. *	72,120	371
Adaptec, Inc. *	21,695	69
ADC Telecommunications, Inc. *	86,720	563
ADTRAN, Inc.	11,245	259
Agilysys, Inc.	24,422	115
Arris Group, Inc. *	31,205	320
Avid Technology, Inc. *	10,525	133
Avocent Corp. *	14,590	363
Bel Fuse, Inc., Class B	4,300	78
Black Box Corp.	8,140	216
Blue Coat Systems, Inc. *	2,400	54
Checkpoint Systems, Inc. *	19,480	264
Ciena Corp. *	27,160	319
Cogent, Inc. *	2,480	24
Cognex Corp.	7,065	114
Coherent, Inc. *	11,040	277
Comtech Telecommunications Corp. *	3,670	118
CPI International, Inc. *	500	5
CTS Corp.	25,395	228
Daktronics, Inc.	9,265	70
Digi International, Inc. *	4,200	33
Dolby Laboratories, Inc., Class A *	7,845	329
EchoStar Corp., Class A *	11,200	203
Electro Rent Corp.	5,905	63
Electro Scientific Industries, Inc. *	12,735	139
Electronics for Imaging, Inc. *	13,780	161
EMS Technologies, Inc. *	2,400	42
Emulex Corp. *	27,865	281
14     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Extreme Networks, Inc. *	8,365	17
F5 Networks, Inc. *	7,540	339
Finisar Corp. *	16,830	125
FLIR Systems, Inc. *	8,790	244
Gerber Scientific, Inc. *	38,900	180
Harris Stratex Networks, Inc., Class A *	85,260	537
Hughes Communications, Inc. *	4,130	96
Hutchinson Technology, Inc. *	69,100	402
Hypercom Corp. *	57,200	163
Imation Corp.	29,185	257
Intermec, Inc. *	8,535	105
Intevac, Inc. *	5,600	57
IPG Photonics Corp. *	6,960	95
Itron, Inc. *	4,725	284
Ixia *	10,215	68
L-1 Identity Solutions, Inc. *	29,760	176
Littelfuse, Inc. *	8,245	227
LoJack Corp. *	3,000	13
Loral Space & Communications, Inc. *	8,550	226
Measurement Specialties, Inc. *	10,200	79
Mercury Computer Systems, Inc. *	11,500	123
Merix Corp. *	52,400	83
Methode Electronics, Inc.	20,230	147
MTS Systems Corp.	3,780	100
Multi-Fineline Electronix, Inc. *	2,420	66
Nam Tai Electronics, Inc.	34,240	190
National Instruments Corp.	6,495	173
NETGEAR, Inc. *	7,350	134
Newport Corp. *	17,630	131
Novatel Wireless, Inc. *	1,000	9
Nu Horizons Electronics Corp. *	34,300	133
Opnext, Inc. *	52,000	128
OSI Systems, Inc. *	5,090	100
Palm, Inc. *	22,515	261
Park Electrochemical Corp.	6,210	140
PC Connection, Inc. *	20,000	118
PC Mall, Inc. *	24,300	172
Plantronics, Inc.	15,210	367
Plexus Corp. *	14,680	371
Polycom, Inc. *	16,370	352
Powerwave Technologies, Inc. *	253,820	317
QLogic Corp. *	19,680	345
RadiSys Corp. *	10,000	85
Richardson Electronics Ltd.	7,000	40
Rofin-Sinar Technologies, Inc. *	6,410	138
Rogers Corp. *	4,220	110
ScanSource, Inc. *	12,340	313
Silicon Graphics International Corp. *	15,860	95
Smart Modular Technologies (WWH), Inc. *	58,700	238
Sonus Networks, Inc. *	52,570	101
Stec, Inc. *	5,400	115
Super Micro Computer, Inc. *	10,100	81
Sycamore Networks, Inc. *	33,005	94
Symmetricom, Inc. *	13,200	63
Synaptics, Inc. *	3,105	70
Technitrol, Inc.	106,310	828
Tekelec *	6,635	100
TESSCO Technologies, Inc.	1,000	17
Trimble Navigation Ltd. *	17,375	364
TTM Technologies, Inc. *	20,300	206
UTStarcom, Inc. *	265,300	480
ViaSat, Inc. *	5,115	149
Westell Technologies, Inc., Class A *	90,533	101
Xyratex Ltd. *	43,125	451
Zebra Technologies Corp., Class A *	12,520	313
Zygo Corp. *	7,500	52

		17,465

Telecommunication Services 0.9%
Alaska Communication Systems Group, Inc.	16,040	125
Atlantic Tele-Network, Inc.	2,200	101
Cbeyond, Inc. *	1,960	26
Centennial Communications Corp. *	14,745	125
Cincinnati Bell, Inc. *	118,015	363
Consolidated Communications Holdings, Inc.	9,800	135
General Communication, Inc., Class A *	17,560	108
Global Crossing Ltd. *	6,485	74
Globalstar, Inc. *	46,080	30
Iowa Telecommunications Services, Inc.	8,930	105
NTELOS Holdings Corp.	5,740	87
PAETEC Holding Corp. *	53,900	175
SBA Communications Corp., Class A *	6,405	181
SureWest Communications *	9,170	81
Syniverse Holdings, Inc. *	7,265	124
tw telecom, Inc. *	28,595	360
USA Mobility, Inc.	24,205	264
Virgin Mobile USA, Inc., Class A *	51,500	206

		2,670

Transportation 3.2%
Air Transport Services Group, Inc. *	680,630	1,763
AirTran Holdings, Inc. *	54,395	230
Allegiant Travel Co. *	2,080	78
See financial notes.     15

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
American Commercial Lines, Inc. *	5,261	113
Arkansas Best Corp.	17,140	443
Atlas Air Worldwide Holdings, Inc. *	17,400	457
CAI International, Inc. *	18,600	140
Celadon Group, Inc. *	10,980	107
Copa Holdings S.A., Class A	5,100	215
Covenant Transport Group, Inc., Class A *	27,950	141
Diana Shipping, Inc.	14,635	189
DryShips, Inc. *	66,220	400
Dynamex, Inc. *	2,000	37
Eagle Bulk Shipping, Inc.	49,960	237
Excel Maritime Carriers Ltd.	85,724	483
Forward Air Corp.	4,625	99
FreeSeas, Inc.	97,954	131
Genco Shipping & Trading Ltd.	13,645	271
Genesee & Wyoming, Inc., Class A *	6,565	190
Hawaiian Holdings, Inc. *	19,840	141
Heartland Express, Inc.	9,665	131
Horizon Lines, Inc., Class A	30,050	158
Hub Group, Inc., Class A *	9,110	226
Kirby Corp. *	7,520	254
Knight Transportation, Inc.	7,225	116
Landstar System, Inc.	6,970	246
Marten Transport Ltd. *	5,800	102
Mesa Air Group, Inc. *	1,997,571	332
Old Dominion Freight Line, Inc. *	10,600	275
P.A.M. Transportation Services, Inc. *	12,700	99
Pacer International, Inc.	45,360	130
Park-Ohio Holdings Corp. *	32,900	205
Pinnacle Airlines Corp. *	79,900	482
Quality Distribution, Inc. *	19,500	73
Republic Airways Holdings, Inc. *	31,330	251
Saia, Inc. *	13,100	192
TBS International Ltd., Class A *	10,400	86
Ultrapetrol Bahamas Ltd. *	31,900	156
Universal Truckload Services, Inc.	3,600	59
USA Truck, Inc. *	4,400	49

		9,487

Utilities 1.3%
ALLETE, Inc.	9,420	319
American States Water Co.	2,615	87
Avista Corp.	18,580	352
California Water Service Group	2,040	75
Central Vermont Public Services Corp.	2,645	51
CH Energy Group, Inc.	5,305	220
Chesapeake Utilities Corp.	1,050	33
Cleco Corp.	12,980	321
El Paso Electric Co. *	17,490	328
ITC Holdings Corp.	4,170	185
MGE Energy, Inc.	5,900	207
Middlesex Water Co.	3,500	54
Northwest Natural Gas Co.	6,205	259
NorthWestern Corp.	15,525	375
Ormat Technologies, Inc.	500	19
SJW Corp.	3,320	72
South Jersey Industries, Inc.	4,240	150
Southwest Water Co.	1,800	10
The Empire District Electric Co.	12,210	221
The Laclede Group, Inc.	5,540	170
UIL Holdings Corp.	11,025	283

		3,791

Total Common Stock (Cost $264,049)		295,665

Other Investment Company 0.2% of net assets

State Street Institutional Liquid Reserves Fund — Institutional Class	473,875	474

Total Other Investment Company (Cost $474)		474

Rights 0.0% of net assets

Real Estate 0.0%
Winthrop Realty Trust, Inc. (b)*	999	—

Total Rights (Cost $—)		—

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.2% of net assets

U.S. Treasury Obligation 0.2%
U.S. Treasury Bill 0.08%, 12/17/09 (a)	535	535

Total Short-Term Investment (Cost $535)		535

End of Investments.
(All dollar amounts are x 1,000)
16     See financial notes.

Schwab Fundamental US Small-Mid Company Index Fund
Portfolio Holdings continued
At 10/31/09 tax basis cost of the fund’s investments was $266,763 and the unrealized appreciation and depreciation were $60,367 and ($30,456), respectively, with a net unrealized appreciation of $29,911.

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for open futures contracts.

(b)	Fair-valued by Management.

(c)	Illiquid security. At October 31, 2009, the value of these securities amounted to $0 or 0.0% of net assets.
In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)
Futures Contract

Russell 2000 Index, e-mini, Long, expires 12/18/09	10	562	(39)
See financial notes.     17

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2009
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.6%	Common Stock	256,244	249,719
0.3%	Other Investment Companies	681	738
0.6%	Preferred Stock	1,918	1,489
0.1%	Rights	73	189
—%	Warrants	2	2
0.6%	Short-Term Investment	1,411	1,411

100.2%	Total Investments	260,329	253,548
(0.2)%	Other Assets and Liabilities, Net		(466)

100.0%	Total Net Assets		253,082

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 98.6% of net assets

Australia 7.5%

Banks 1.8%
Australia & New Zealand Banking Group Ltd.	53,071	1,082
Commonwealth Bank of Australia	27,395	1,266
National Australia Bank Ltd.	52,537	1,388
Westpac Banking Corp.	37,129	868

		4,604

Capital Goods 0.0%
Leighton Holdings Ltd.	3,893	124

Commercial & Professional Supplies 0.1%
Brambles Ltd.	26,278	166

Consumer Services 0.1%
Crown Ltd.	16,257	118
TABCORP Holdings Ltd.	14,698	94
Tatts Group Ltd.	16,720	37

		249

Diversified Financials 0.2%
BGP Holdings plc (a)	453,854	—
Macquarie Group Ltd.	13,124	575

		575

Energy 0.1%
Caltex Australia Ltd. *	5,858	53
Origin Energy Ltd.	5,817	83
Santos Ltd.	4,465	60
Woodside Petroleum Ltd.	3,627	152

		348

Food & Staples Retailing 0.4%
Metcash Ltd.	12,843	54
Wesfarmers Ltd.	18,836	470
Wesfarmers Ltd., Price Protected Shares	1,804	45
Woolworths Ltd.	12,712	326

		895

Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	9,070	86
Foster’s Group Ltd.	18,195	89

		175

Insurance 0.4%
AMP Ltd.	35,319	186
AXA Asia Pacific Holdings Ltd.	26,566	99
Insurance Australia Group Ltd.	45,538	153
QBE Insurance Group Ltd.	10,798	218
Suncorp-Metway Ltd.	50,952	399

		1,055

Materials 1.3%
Amcor Ltd.	35,292	182
BHP Billiton Ltd.	43,350	1,422
BlueScope Steel Ltd.	120,519	319
Boral Ltd.	28,114	143
Incitec Pivot Ltd.	21,282	50
OneSteel Ltd.	49,493	134
Orica Ltd.	6,903	146
Rio Tinto Ltd.	14,519	805
Sims Metal Management Ltd.	3,226	57

		3,258

Media 0.4%
Consolidated Media Holdings Ltd.	19,670	54
Fairfax Media Ltd.	40,372	57
Macquarie Media Group Ltd.	486,219	795

		906

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
CSL Ltd.	2,103	59
See financial notes.     1

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Real Estate 1.1%
CFS Retail Property Trust	30,172	52
Dexus Property Group	107,565	76
FKP Property Group	1,960,557	1,208
Goodman Group	716,963	384
GPT Group	527,376	269
Lend Lease Corp., Ltd.	22,902	190
Mirvac Group	141,838	186
Stockland	78,413	260
Westfield Group	18,700	203

		2,828

Telecommunication Services 0.1%
Telstra Corp., Ltd.	76,575	228

Transportation 0.8%
ConnectEast Group	748,528	265
Macquarie Airports (a)	247,982	631
Macquarie Infrastructure Group	117,639	151
Qantas Airways Ltd.	62,752	156
Toll Holdings Ltd.	9,701	73
Transurban Group	174,243	707

		1,983

Utilities 0.6%
AGL Energy Ltd.	5,486	68
APA Group	146,498	414
Babcock & Brown Infrastructure Group *	11,570,080	373
Babcock & Brown Wind Partners	177,241	226
SP Ausnet	557,567	438

		1,519

		18,972

Austria 0.7%

Banks 0.2%
Erste Group Bank AG	12,538	504
Raiffeisen International Bank-Holding AG	1,611	95

		599

Capital Goods 0.1%
Strabag SE	1,536	47
Wienerberger AG *	7,671	139

		186

Energy 0.1%
OMV AG	3,798	157

Insurance 0.0%
Vienna Insurance Group AG	645	36

Materials 0.1%
Voestalpine AG	6,176	211

Real Estate 0.2%
IMMOEAST AG *	42,689	225
Immofinanz Immobilien Anlagen AG *	51,912	178

		403

Telecommunication Services 0.0%
Telekom Austria AG	5,981	98

Transportation 0.0%
Oesterreichische Post AG	496	15

Utilities 0.0%
Oesterreichische Eletrizitaetswirtschafts-AG A Shares	388	17

		1,722

Belgium 1.9%

Banks 0.6%
Dexia S.A. *	77,409	643
KBC GROEP N.V. *	18,280	783

		1,426

Diversified Financials 0.1%
Banque Nationale de Belgique	9	45
Compagnie Nationale a Portefeuille / Nationale Portefeuille Maatschappij	604	32
Groupe Bruxelles Lambert S.A.	1,535	135
KBC Ancora *	2,159	52
Sofina S.A.	610	57

		321

Food & Staples Retailing 0.1%
Colruyt S.A.	83	20
Delhaize Group	1,915	130

		150

Food, Beverage & Tobacco 0.1%
Anheuser-Busch InBev N.V.	5,309	249

Health Care Equipment & Services 0.0%
Agfa Gevaert N.V. *	9,368	56

Insurance 0.8%
Fortis *	459,347	1,986

Materials 0.1%
Solvay S.A.	1,116	110
2     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Umicore	3,003	91

		201

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	2,866	122

Retailing 0.0%
S.A. D’Ieteren N.V.	275	100

Telecommunication Services 0.0%
Belgacom S.A.	2,357	88
Mobistar S.A.	179	13

		101

		4,712

Canada 4.9%

Automobiles & Components 0.1%
Magna International, Inc., Class A	6,459	255

Banks 1.5%
Bank of Montreal	13,913	644
Bank of Nova Scotia	16,248	679
Canadian Imperial Bank of Commerce	7,077	405
National Bank of Canada	2,530	132
Royal Bank of Canada	21,522	1,090
The Toronto-Dominion Bank	13,659	779

		3,729

Capital Goods 0.1%
Bombardier, Inc., Class B	31,968	130
Finning International, Inc.	2,780	41

		171

Diversified Financials 0.0%
IGM Financial, Inc.	1,320	47
Onex Corp.	2,161	49

		96

Energy 1.0%
Canadian Natural Resources Ltd.	5,950	386
Enbridge, Inc.	3,019	117
EnCana Corp.	8,109	450
Husky Energy, Inc.	2,867	75
Imperial Oil Ltd.	2,023	76
Nexen, Inc.	5,326	115
Suncor Energy, Inc.	24,145	802
Talisman Energy, Inc.	13,681	233
TransCanada Corp.	7,435	228

		2,482

Food & Staples Retailing 0.2%
Alimentation Couche-Tard, Inc., Class B	4,237	74
Empire Co., Ltd, Class A	533	21
George Weston Ltd.	1,305	67
Loblaw Cos., Ltd.	2,364	65
Metro, Inc., Class A	1,440	45
Shoppers Drug Mart Corp.	1,559	62
The Jean Coutu Group (PJC), Inc., Class A	6,123	50

		384

Insurance 0.7%
Fairfax Financial Holdings Ltd.	262	94
Great-West Lifeco, Inc.	3,420	75
Intact Financial Corp.	1,623	49
Manulife Financial Corp.	35,848	672
Power Corp. of Canada	14,015	330
Power Financial Corp.	6,114	154
Sun Life Financial, Inc.	14,490	401

		1,775

Materials 0.6%
Agrium, Inc.	1,012	47
Barrick Gold Corp.	3,858	139
Gerdau Ameristeel Corp.	4,948	34
Goldcorp, Inc.	2,710	100
Kinross Gold Corp.	2,453	45
Potash Corp. of Saskatchewan, Inc.	814	76
Teck Resources Ltd., Class B *	34,457	1,000
Yamana Gold, Inc.	3,576	38

		1,479

Media 0.2%
Quebecor, Inc., Class B	2,992	61
Shaw Communications, Inc., Class B	2,877	51
Thomson Reuters Corp.	11	349

		461

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Biovail Corp.	2,694	36

Real Estate 0.1%
Brookfield Asset Management, Inc., Class A	7,555	159
Brookfield Properties Corp.	7,591	79
RioCan Real Estate Investment Trust	2,872	49

		287

Retailing 0.0%
Canadian Tire Corp., Ltd., Class A	1,619	82
Sears Canada, Inc. *	1,169	24

		106
See financial notes.     3

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Software & Services 0.0%
CGI Group, Inc., Class A *	4,717	58

Technology Hardware & Equipment 0.1%
Celestica, Inc. *	16,912	139
Research In Motion Ltd. *	1,453	86

		225

Telecommunication Services 0.1%
BCE, Inc.	5,353	128
Rogers Communications, Inc., Class B	3,404	100
Telus Corp.	2,378	74
Telus Corp. — Non Voting	731	22

		324

Transportation 0.1%
Canadian National Railway Co.	4,923	238
Canadian Pacific Railway Ltd.	2,532	110

		348

Utilities 0.1%
ATCO Ltd., Class I	1,433	56
Canadian Utilities Ltd., Class A	1,280	46
TransAlta Corp.	1,869	35

		137

		12,353

Denmark 0.7%

Banks 0.3%
Danske Bank A/S *	42,893	985

Capital Goods 0.0%
Vestas Wind Systems A/S *	790	55

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	1,684	118
Danisco A/S	971	61

		179

Insurance 0.0%
Trygvesta A/S	407	29

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Novo Nordisk A/S, Class B	2,438	152

Transportation 0.2%
AP Moller — Maersk A/S, Series A	32	213
AP Moller — Maersk A/S, Series B	41	280

		493

		1,893

Finland 1.2%

Capital Goods 0.2%
Kone Oyj, Class B	1,677	63
Metso Corp. Oyj	5,855	163
Wartsila Corp. Oyj	1,894	69
YIT Oyj	4,722	91

		386

Diversified Financials 0.0%
Pohjola Bank plc	3,494	39

Energy 0.0%
Neste Oil Oyj	4,129	73

Food & Staples Retailing 0.1%
Kesko Oyj, Class B	3,121	104

Insurance 0.1%
Sampo Oyj, Class A	12,179	291

Materials 0.4%
M-real Oyj, Class B *	107,853	157
Outokumpu Oyj	5,141	85
Rautaruukki Oyj	3,446	70
Stora Enso Oyj, Class R *	40,133	304
UPM-Kymmene Oyj	22,702	272

		888

Media 0.0%
Sanoma Oyj	1,294	24

Technology Hardware & Equipment 0.3%
Nokia Corp.	66,702	843

Telecommunication Services 0.0%
Elisa Oyj	2,663	52

Utilities 0.1%
Fortum Oyj	10,752	254

		2,954

France 10.5%

Automobiles & Components 1.0%
Compagnie Generale des Etablissements Michelin, Class B	4,711	349
Faurecia *	5,415	105
PSA Peugeot Citroen *	21,785	710
Renault S.A. *	25,305	1,132
Societe Fonciere, Financiere et de Participations	386	23
Valeo S.A. *	5,106	138

		2,457
4     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Banks 2.2%
BNP Paribas	36,067	2,717
Credit Agricole S.A.	31,236	598
Natixis *	55,148	310
Societe Generale	30,758	2,043

		5,668

Capital Goods 1.1%
Alstom S.A.	2,035	141
Bouygues S.A.	6,786	319
Compagnie de Saint-Gobain	18,969	924
Eiffage S.A.	2,102	114
Legrand S.A.	1,686	46
Nexans S.A.	738	52
Rexel S.A. *	4,577	61
Safran S.A.	4,194	68
Schneider Electric S.A.	3,509	365
Thales S.A.	1,162	56
Vallourec S.A.	951	150
Vinci S.A.	7,465	390
Wendel	1,237	69

		2,755

Consumer Durables & Apparel 0.3%
Christian Dior S.A.	1,656	165
Hermes International	463	64
LVMH Moet Hennessy Louis Vuitton S.A.	3,735	387
Nexity	1,799	67
Thomson *	49,056	68

		751

Consumer Services 0.1%
Accor S.A.	2,234	107
Sodexho	2,013	115

		222

Diversified Financials 0.1%
Eurazeo	2,035	128

Energy 1.0%
Cie Generale De Geophysique — Veritas *	3,297	65
Esso S.A.F	139	19
Technip S.A.	1,550	97
Total S.A.	40,038	2,396

		2,577

Food & Staples Retailing 0.4%
Carrefour S.A.	17,674	759
Casino Guichard-Perrachon S.A.	1,050	83
Rallye S.A.	3,067	104

		946

Food, Beverage & Tobacco 0.2%
DANONE S.A.	4,135	249
Pernod Ricard S.A.	2,008	167

		416

Health Care Equipment & Services 0.0%
Essilor International S.A.	1,478	83

Household & Personal Products 0.1%
L’Oreal S.A.	2,425	248

Insurance 1.2%
AXA S.A.	116,005	2,885
CNP Assurances	1,442	139
Euler Hermes S.A.	565	45
SCOR SE	2,636	67

		3,136

Materials 0.5%
Air Liquide S.A.	2,370	255
Arkema	3,360	128
Ciments Francais S.A.	291	32
Eramet	152	48
Imerys S.A.	1,352	74
Lafarge S.A.	7,432	603
SA des Ciments Vicat	274	23
Sequana *	2,935	35

		1,198

Media 0.4%
Eutelsat Communications	841	27
JC Decaux S.A. *	1,026	21
Lagardere S.C.A.	3,209	145
M6 Metropole Television	1,932	47
PagesJaunes Groupe S.A.	1,967	24
Publicis Groupe	2,060	78
Societe Television Francaise 1	6,996	110
Vivendi	23,159	642

		1,094

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Sanofi-Aventis	12,431	911

Real Estate 0.2%
Fonciere des Regions	929	102
Gecina S.A.	630	67
Klepierre	2,024	84
Unibail-Rodamco	1,086	241

		494

Retailing 0.1%
PPR	3,455	376
See financial notes.     5

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Software & Services 0.1%
Atos Origin S.A. *	1,799	84
Cap Gemini S.A.	2,842	132

		216

Technology Hardware & Equipment 0.2%
Alcatel-Lucent *	143,919	539

Telecommunication Services 0.4%
France Telecom S.A.	38,126	945

Transportation 0.1%
Aeroports de Paris	357	27
Air France-KLM *	12,468	191
Societe des Autoroutes Paris-Rhin-Rhone	154	12

		230

Utilities 0.5%
Electricite de France	3,611	201
GDF Suez	9,683	405
Suez Environnement Co.	9,383	208
Veolia Environnement	11,770	385

		1,199

		26,589

Germany 9.0%

Automobiles & Components 1.5%
Bayerische Motoren Werke AG	13,336	652
Daimler AG — Reg’d	62,370	3,030
Volkswagen AG	1,016	165

		3,847

Banks 0.5%
Commerzbank AG *	108,177	1,127
Deutsche Postbank AG *	4,467	138

		1,265

Capital Goods 0.9%
BayWa AG	1,800	58
Bilfinger Berger AG	900	58
GEA Group AG	2,400	45
Heidelberger Druckmaschinen AG *	8,248	61
Hochtief AG	2,800	211
MAN SE	3,604	297
Rheinmetall AG	345	19
Siemens AG — Reg’d	15,632	1,413
Tognum AG	3,400	52

		2,214

Consumer Durables & Apparel 0.0%
Adidas AG	2,705	125

Consumer Services 0.1%
TUI AG *	24,476	170

Diversified Financials 1.1%
Deutsche Bank AG — Reg’d	37,590	2,731
Deutsche Boerse AG	1,370	111

		2,842

Food & Staples Retailing 0.2%
Metro AG	6,875	382

Food, Beverage & Tobacco 0.0%
Suedzucker AG	1,154	24

Health Care Equipment & Services 0.1%
Celesio AG	4,750	118
Fresenius Medical Care AG & Co. KGaA	1,884	92
Fresenius SE	208	10

		220

Household & Personal Products 0.0%
Beiersdorf AG	499	31
Henkel AG & Co. KGaA	2,423	93

		124

Insurance 1.1%
Allianz SE — Reg’d	17,302	1,983
Generali Deutschland Holding AG	222	21
Hannover Rueckversicherung AG — Reg’d *	1,995	90
Muenchener Rueckversicherungs-Gesellschaft AG — Reg’d	4,551	720

		2,814

Materials 1.0%
BASF SE	23,688	1,268
HeidelbergCement AG	1,055	63
K&S AG	1,100	60
Lanxess AG	2,777	87
Linde AG	2,168	228
Salzgitter AG	1,148	103
ThyssenKrupp AG	18,282	589
Wacker Chemie AG	278	40

		2,438

Media 0.0%
Axel Springer AG	153	16

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Bayer AG	9,681	672
Merck KGaA	1,740	163

		835
6     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Semiconductors & Semiconductor Equipment 0.4%
Infineon Technologies AG *	217,018	977

Software & Services 0.1%
SAP AG	5,652	256

Telecommunication Services 0.4%
Deutsche Telekom AG — Reg’d	82,490	1,127

Transportation 0.4%
Deutsche Lufthansa AG — Reg’d	17,293	267
Deutsche Post AG — Reg’d	38,497	651
Fraport AG	622	29

		947

Utilities 0.9%
E.ON AG	43,924	1,683
RWE AG	6,788	596

		2,279

		22,902

Greece 0.7%

Banks 0.5%
Alpha Bank A.E. *	15,700	303
EFG Eurobank Ergasias *	17,740	281
National Bank of Greece S.A. *	13,247	484
Piraeus Bank S.A. *	10,848	187

		1,255

Consumer Services 0.0%
OPAP S.A.	3,096	79

Diversified Financials 0.0%
Marfin Financial Group S.A. *	11,443	46

Energy 0.0%
Hellenic Petroleum S.A.	6,016	73

Food, Beverage & Tobacco 0.0%
Coca Cola Hellenic Bottling Co., S.A.	2,269	59

Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A. (OTE)	7,275	122

Utilities 0.1%
Public Power Corp. S.A. *	5,333	109

		1,743

Hong Kong 2.0%

Banks 0.2%
BOC Hong Kong (Holdings) Ltd.	81,000	187
Hang Seng Bank Ltd.	7,800	110
The Bank of East Asia Ltd.	28,270	99

		396

Capital Goods 0.3%
Citic Pacific Ltd.	31,000	80
Hutchison Whampoa Ltd.	63,000	442
Jardine Matheson Holdings Ltd.	2,600	77
Jardine Strategic Holdings Ltd.	3,000	52
NWS Holdings Ltd.	6,000	12

		663

Consumer Durables & Apparel 0.0%
Yue Yuen Industrial (Holdings) Ltd.	9,000	25

Consumer Services 0.0%
Shangri-La Asia Ltd.	14,000	27
SJM Holdings Ltd.	99,000	50

		77

Diversified Financials 0.1%
Guoco Group Ltd.	4,000	45
Hong Kong Exchanges & Clearing Ltd.	5,000	88

		133

Energy 0.1%
CNOOC Ltd.	134,100	201

Materials 0.0%
Fosun International	43,000	29

Real Estate 0.7%
Cheung Kong (Holdings) Ltd.	20,500	260
China Overseas Land & Investment Ltd.	12,000	26
Chinese Estates Holdings Ltd.	6,000	10
Hang Lung Group Ltd.	14,000	70
Hang Lung Properties Ltd.	22,000	83
Henderson Land Development Co., Ltd.	16,569	117
Hongkong Land Holdings Ltd.	36,000	170
Kerry Properties Ltd.	10,500	59
New World Development Co., Ltd.	65,000	140
Sino Land Co., Ltd.	40,000	76
Sun Hung Kai Properties Ltd.	24,600	373
Swire Pacific Ltd., Class A	25,000	305
The Link REIT	23,500	53
The Wharf (Holdings) Ltd.	26,000	140

		1,882

Retailing 0.1%
China Resources Enterprise Ltd.	22,000	74
Esprit Holdings Ltd.	11,500	76
See financial notes.     7

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Li & Fung Ltd.	18,000	75

		225

Semiconductors & Semiconductor Equipment 0.0%
Semiconductor Manufacturing International Corp. *	919,000	45

Technology Hardware & Equipment 0.1%
Foxconn International Holdings Ltd. *	64,000	56
Lenovo Group Ltd.	218,000	122

		178

Telecommunication Services 0.2%
China Mobile Ltd.	33,500	314
China Unicom (Hong Kong) Ltd.	70,056	89
Hutchison Telecommunications Hong Kong Holdings Ltd.	539,000	93
Hutchison Telecommunications International Ltd.	544,000	109
PCCW Ltd.	59,000	14

		619

Transportation 0.1%
Cathay Pacific Airways Ltd. *	40,800	66
China Merchants Holdings International Co., Ltd.	12,000	38
Cosco Pacific Ltd.	24,000	33
MTR Corp., Ltd.	16,000	57
Orient Overseas International Ltd.	15,000	73

		267

Utilities 0.1%
Cheung Kong Infrastructure Holdings Ltd.	3,100	11
China Resources Power Holdings Co., Ltd.	3,000	6
CLP Holdings Ltd.	16,500	111
Hong Kong & China Gas Co., Ltd.	27,290	66
Hongkong Electric Holdings Ltd.	13,000	69

		263

		5,003

Ireland 1.8%

Banks 1.2%
Allied Irish Banks plc *	430,547	1,189
Anglo Irish Bank Corp. plc (a)*	9,106	—
The Governor and Company of the Bank of Ireland *	733,688	1,840

		3,029

Food, Beverage & Tobacco 0.0%
Kerry Group plc, Class A	1,700	50

Insurance 0.3%
Irish Life & Permanent plc	94,759	685

Materials 0.2%
CRH plc	11,983	294
Smurfit Kappa Group plc *	19,930	155

		449

Media 0.1%
WPP plc	34,017	305

Transportation 0.0%
Ryanair Holdings plc *	6,394	28

		4,546

Israel 0.3%

Banks 0.1%
Bank Hapoalim B.M. *	23,527	86
Bank Leumi Le-israel *	18,794	74
Israel Discount Bank Class A	21,627	41

		201

Capital Goods 0.1%
Delek Group Ltd.	238	40
Discount Investment Corp. — Reg’d	1,886	44
IDB Holding Corp., Ltd.	1,361	32

		116

Energy 0.0%
Oil Refineries Ltd.	103,999	57

Materials 0.0%
Israel Chemicals Ltd.	2,811	33
The Israel Corp., Ltd. *	71	49

		82

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Teva Pharmaceutical Industries Ltd.	2,683	135

Real Estate 0.0%
Delek Real Estate Ltd. *	1	--

Telecommunication Services 0.0%
Bezeq Israeli Telecommunication Corp., Ltd.	14,420	32
Cellcom Israel Ltd.	980	29

		61

		652

Italy 5.1%

Automobiles & Components 0.4%
Fiat S.p.A. *	60,168	896
8     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Pirelli & C. S.p.A. *	229,132	129

		1,025

Banks 2.1%
Banca Carige S.p.A. (Cassa di Risparmio di Genova e Imperia)	7,939	23
Banca Monte dei Paschi di Siena S.p.A.	74,383	141
Banca Popolare di Milano Scarl	18,882	141
Banco Popolare Societa Cooperativa *	52,584	457
Intesa Sanpaolo *	272,129	1,145
UniCredit S.p.A. *	920,933	3,085
Unione di Banche Italiane S.c.p.A.	16,309	233

		5,225

Capital Goods 0.1%
C.I.R. S.p.A. — Compagnie Industriali Riunite *	20,035	45
Finmeccanica S.p.A.	7,705	129
Prysmian S.p.A.	4,075	72

		246

Consumer Durables & Apparel 0.0%
Benetton Group S.p.A.	2,053	20
Luxottica Group S.p.A.	1,686	41

		61

Consumer Services 0.0%
Autogrill S.p.A. *	4,145	47
Lottomatica S.p.A.	993	21

		68

Diversified Financials 0.1%
Exor S.p.A.	4,537	89
Mediobanca S.p.A.	8,755	112

		201

Energy 0.6%
Eni S.p.A.	57,910	1,434
ERG S.p.A.	2,182	32
Saipem S.p.A.	4,086	121
Saras S.p.A.	7,416	24

		1,611

Food, Beverage & Tobacco 0.0%
Parmalat S.p.A.	26,039	72

Insurance 0.6%
Assicurazioni Generali S.p.A.	43,860	1,104
Fondiaria — Sai S.p.A.	6,426	117
Mediolanum S.p.A	3,128	20
Milano Assicurazioni S.p.A.	8,855	29
Premafin Finanziaria S.p.A. *	24,323	40
Societa Cattolica di Assicurazioni S.c.r.l. *	1,827	59
Unipol Gruppo Finanziario S.p.A. *	33,658	49

		1,418

Materials 0.1%
Buzzi Unicem S.p.A.	2,848	48
Italcementi S.p.A.	2,709	39
Italcementi S.p.A. — RNC	5,810	44
Italmobiliare S.p.A. *	2,456	81

		212

Media 0.1%
Mediaset S.p.A.	22,261	144
Telecom Italia Media S.p.A. *	416,771	73

		217

Telecommunication Services 0.4%
Telecom Italia S.p.A.	522,205	829
Telecom Italia S.p.A. — RNC	242,501	267

		1,096

Transportation 0.1%
Atlantia S.p.A.	7,411	175

Utilities 0.5%
A2A S.p.A.	20,434	38
Edison S.p.A.	13,928	21
Enel S.p.A.	203,047	1,208
Hera S.p.A.	7,994	18
Snam Rete Gas S.p.A	11,759	57
Terna — Rete Elettrica Nationale S.p.A.	15,896	63

		1,405

		13,032

Japan 13.0%

Automobiles & Components 1.9%
Aisin Seiki Co. Ltd.	4,900	125
Bridgestone Corp.	11,800	195
Calsonic Kansei Corp.	12,000	32
Daihatsu Motor Co., Ltd.	3,000	31
Denso Corp.	7,500	205
Fuji Heavy Industries Ltd.	21,000	82
Honda Motor Co., Ltd.	22,500	695
Isuzu Motors Ltd.	68,000	144
Mazda Motor Corp.	54,000	122
Mitsubishi Motors Corp. *	64,000	95
NGK Spark Plug Co., Ltd.	2,000	23
Nissan Motor Co., Ltd.	121,100	876
Nok Corp.	3,600	48
Sumitomo Rubber Industries Ltd.	2,800	26
Suzuki Motor Corp.	7,700	186
See financial notes.     9

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Takata Corp.	2,700	50
Toyoda Gosei Co., Ltd.	1,200	34
Toyota Auto Body Co., Ltd.	600	11
Toyota Boshoku Corp.	1,700	35
Toyota Industries Corp.	2,900	78
Toyota Motor Corp.	43,400	1,713
Yamaha Motor Co., Ltd.	5,200	62

		4,868

Banks 1.0%
Aozora Bank Ltd. *	16,000	19
Chuo Mitsui Trust Holdings, Inc.	21,000	77
Fukuoka Financial Group, Inc.	12,000	44
Hokuhoku Financial Group, Inc.	17,000	37
Mitsubishi UFJ Financial Group, Inc.	151,934	809
Mizuho Financial Group, Inc.	214,616	423
Mizuho Trust & Banking Co., Ltd. *	9,000	9
Resona Holdings, Inc.	1,558	19
Sapporo Hokuyo Holdings, Inc. *	11,333	38
Shinsei Bank Ltd. *	51,000	66
Sumitomo Mitsui Financial Group, Inc.	19,010	646
The Bank of Kyoto Ltd.	3,000	27
The Bank of Yokohama Ltd.	10,000	49
The Chiba Bank Ltd.	7,000	43
The Gunma Bank Ltd.	3,000	16
The Hachijuni Bank Ltd.	5,000	30
The Joyo Bank Ltd.	6,000	26
The Shizuoka Bank Ltd.	4,000	40
The Sumitomo Trust & Banking Co., Ltd.	24,000	125

		2,543

Capital Goods 1.9%
Amada Co., Ltd.	7,000	43
Asahi Glass Co., Ltd.	25,000	211
Daikin Industries Ltd.	2,400	81
Fanuc Ltd.	1,000	83
Fuji Electric Holdings Co., Ltd.	37,000	69
Fujikura Ltd.	14,000	68
Hankyu Hanshin Holdings, Inc.	11,000	49
Hanwa Co., Ltd.	14,000	49
Hino Motors Ltd.	13,700	51
Hitachi Construction Machinery Co., Ltd.	1,800	42
IHI Corp. *	43,000	82
Itochu Corp.	27,000	171
JFE Shoji Holdings, Inc.	7,000	25
JS Group Corp.	5,300	86
JTEKT Corp.	10,600	112
Kajima Corp.	26,000	61
Kanematsu Corp. *	41,000	34
Kawasaki Heavy Industries Ltd.	31,000	77
Kinden Corp.	3,000	24
Komatsu Ltd.	14,300	279
Kubota Corp.	9,000	70
Marubeni Corp.	42,000	208
Matsushita Electric Works Ltd.	5,000	63
Mitsubishi Corp.	22,600	479
Mitsubishi Electric Corp.	41,000	312
Mitsubishi Heavy Industries Ltd.	68,000	240
Mitsui & Co., Ltd.	25,000	328
Nagase & Co., Ltd.	1,000	12
NEC Leasing Ltd.	1,500	20
NGK Insulators Ltd.	2,000	45
Nippon Sheet Glass Co., Ltd.	18,000	53
Nippon Steel Trading Co., Ltd.	12,000	20
NSK Ltd.	11,000	64
NTN Corp.	14,000	53
Obayashi Corp.	13,000	49
Shimizu Corp.	14,000	54
SMC Corp.	500	57
Sojitz Corp.	176,100	325
Sumikin Bussan Corp.	7,000	15
Sumitomo Corp.	18,300	178
Sumitomo Electric Industries Ltd.	14,300	174
Sumitomo Heavy Industries Ltd.	11,000	50
Taisei Corp.	30,000	59
The Furukawa Electric Co., Ltd.	5,000	19
Toto Ltd.	6,000	36
Toyota Tsusho Corp.	8,700	124

		4,804

Commercial & Professional Supplies 0.1%
Dai Nippon Printing Co., Ltd.	12,000	150
Secom Co., Ltd.	1,600	75
Toppan Printing Co., Ltd.	15,000	134

		359

Consumer Durables & Apparel 1.0%
Casio Computer Co., Ltd.	3,500	26
Chofu Seisakusho Co., Ltd.	4,000	79
HASEKO Corp. *	92,500	71
Makita Corp.	1,300	43
NAMCO BANDAI Holdings, Inc.	2,500	25
Nikon Corp.	4,000	74
Panasonic Corp.	49,300	696
Pioneer Corp. *	28,600	71
Sankyo Co., Ltd.	400	23
Sanyo Electric Co., Ltd. *	48,000	119
Sega Sammy Holdings, Inc.	2,800	40
Sekisui Chemical Co., Ltd.	9,000	54
Sekisui House Ltd.	12,000	104
Sharp Corp.	21,000	224
10     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Sony Corp.	28,500	842
Sumitomo Forestry Co., Ltd.	4,300	33
Yamaha Corp.	3,200	33

		2,557

Consumer Services 0.0%
Oriental Land Co., Ltd.	200	14

Diversified Financials 0.7%
Acom Co., Ltd.	660	9
Aiful Corp.	26,200	37
Century Leasing System, Inc.	5,650	63
Credit Saison Co., Ltd.	8,000	89
Daiwa Securities Group, Inc.	39,000	205
Fuyo General Lease Co., Ltd.	2,800	62
Hitachi Capital Corp.	3,600	46
IBJ Leasing Co., Ltd.	3,600	62
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,420	72
Nomura Holdings, Inc.	74,400	524
ORIX Corp.	8,390	542
Promise Co., Ltd.	3,050	19
Ricoh Leasing Co., Ltd.	1,400	29
Takefuji Corp.	8,520	32

		1,791

Energy 0.3%
Cosmo Oil Co., Ltd.	30,000	79
Idemitsu Kosan Co., Ltd.	1,000	73
Inpex Corp.	9	74
Nippon Mining Holdings, Inc.	33,000	147
Nippon Oil Corp.	45,000	222
Showa Shell Sekiyu K.K.	3,500	34
TonenGeneral Sekiyu K.K.	6,000	55

		684

Food & Staples Retailing 0.2%
Aeon Co., Ltd.	26,500	236
Lawson, Inc.	600	27
Ryoshoku Ltd.	400	9
Seven & i Holdings Co., Ltd.	11,000	241
Uny Co., Ltd.	5,200	39

		552

Food, Beverage & Tobacco 0.2%
Ajinomoto Co., Inc.	9,000	85
Asahi Breweries Ltd.	5,600	99
Japan Tobacco, Inc.	70	196
Kirin Holdings Co., Ltd.	11,000	180
Nippon Meat Packers, Inc.	3,000	35
Nisshin Seifun Group, Inc.	2,500	33
Yamazaki Baking Co., Ltd.	1,000	12

		640

Health Care Equipment & Services 0.1%
Alfresa Holdings Corp.	1,100	48
Medipal Holdings Corp.	5,400	75
Olympus Corp.	3,500	109
Suzuken Co., Ltd.	1,100	39
Terumo Corp.	800	42

		313

Household & Personal Products 0.1%
Kao Corp.	6,000	133
Shiseido Co., Ltd.	3,000	55

		188

Insurance 0.2%
Aioi Insurance Co., Ltd.	11,000	48
NIPPONKOA Insurance Co., Ltd.	6,000	33
Sompo Japan Insurance, Inc.	19,000	111
T&D Holdings, Inc.	4,500	116
Tokio Marine Holdings, Inc.	7,800	200

		508

Materials 1.2%
Asahi Kasei Corp.	26,000	129
DIC Corp.	27,000	44
Hitachi Chemical Co., Ltd.	2,200	44
Hitachi Metals Ltd.	2,000	19
JFE Holdings, Inc.	10,400	339
JSR Corp.	3,100	60
Kaneka Corp.	3,000	20
Kobe Steel Ltd.	82,000	149
Kuraray Co., Ltd.	4,500	46
Mitsubhishi Gas Chemical Co., Inc.	8,000	37
Mitsubhishi Materials Corp.	23,000	61
Mitsubishi Chemical Holdings Corp.	36,000	134
Mitsubishi Rayon Co., Ltd.	14,000	48
Mitsui Chemicals, Inc.	31,000	106
Mitsui Mining & Smelting Co., Ltd. *	23,000	59
Nippon Paper Group, Inc.	2,743	73
Nippon Steel Corp.	99,000	378
Nisshin Steel Co., Ltd.	26,000	43
NItto Denko Corp.	2,300	69
Oji Paper Co., Ltd.	18,000	78
Shin-Etsu Chemical Co., Ltd.	2,800	148
Showa Denko K.K.	32,000	62
Sumitomo Chemical Co., Ltd.	32,000	128
Sumitomo Metal Industries Ltd.	63,000	161
Sumitomo Metal Mining Co., Ltd.	7,000	111
Taiheiyo Cement Corp.	26,000	30
See financial notes.     11

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Teijin Ltd.	28,000	82
Toray Industries, Inc.	20,000	114
Tosoh Corp.	20,000	54
Toyo Seikan Kaisha Ltd.	3,200	54
Ube Industries Ltd.	20,000	52

		2,932

Media 0.1%
Dentsu, Inc.	3,601	77
Fuji Television Network, Inc.	6	9
Hakuhodo Dy Holdings, Inc.	780	39
Nippon Television Network Corp.	50	7
Tokyo Broadcasting System Holdings, Inc.	500	7

		139

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Astellas Pharma, Inc.	3,000	110
Chugai Pharmaceutical Co., Ltd.	1,000	19
Daiichi Sankyo Co., Ltd.	6,700	131
Eisai Co., Ltd.	2,100	75
Mitsubishi Tanabe Pharma Corp.	1,000	13
Ono Pharmaceutical Co., Ltd.	800	38
Taisho Pharmaceutical Co., Ltd.	1,000	18
Takeda Pharmaceutical Co., Ltd.	5,300	212

		616

Real Estate 0.3%
Daito Trust Construction Co., Ltd.	1,400	58
Daiwa House Industry Co., Ltd.	11,000	118
Leopalace21 Corp.	5,200	28
Mitsubishi Estate Co., Ltd.	9,000	136
Mitsui Fudosan Co., Ltd.	11,000	178
Nomura Real Estate Holdings, Inc.	700	11
Sumitomo Realty & Development Co., Ltd.	6,500	123
Tokyu Land Corp.	11,000	44

		696

Retailing 0.1%
Canon Marketing Japan, Inc.	1,600	26
Fast Retailing Co., Ltd.	200	33
J. Front Retailing Co., Ltd.	12,000	57
Marui Group Co., Ltd.	6,300	36
Takashimaya Co., Ltd.	8,000	54
The Daiei, Inc. *	19,200	71
Yamada Denki Co., Ltd.	1,740	106

		383

Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.	2,300	51
Elpida Memory, Inc. *	8,300	109
NEC Electronics Corp. *	1,400	10
Rohm Co., Ltd.	1,600	106
Sumco Corp.	1,300	25
Tokyo Electron Ltd.	1,600	90

		391

Software & Services 0.1%
Nintendo Co., Ltd.	430	108
NTT Data Corp.	14	40
Yahoo! Japan Corp.	20	6

		154

Technology Hardware & Equipment 1.6%
Alps Electric Co., Ltd.	10,200	64
Brother Industries Ltd.	5,000	57
Canon, Inc.	18,900	713
Citizen Holdings Co., Ltd.	6,800	38
FUJIFILM Holdings Corp.	9,300	264
Fujitsu Ltd.	59,000	347
Hitachi High-Technologies Corp.	900	15
Hitachi Ltd.	163,000	526
Hoya Corp.	2,700	59
Ibiden Co., Ltd.	1,300	47
Keyence Corp.	130	26
Konica Minolta Holdings, Inc.	6,400	60
Kyocera Corp.	2,500	210
Murata Manufacturing Co., Ltd.	2,300	112
NEC Corp. *	77,000	219
Nidec Corp.	400	34
Nippon Electric Glass Co., Ltd.	3,000	32
Oki Electric Industry Co., Ltd. *	47,000	42
OMRON Corp.	4,200	71
Ricoh Co., Ltd.	10,000	136
Seiko Epson Corp.	5,900	91
Tdk Corp.	2,100	121
Toshiba Corp.	129,000	737

		4,021

Telecommunication Services 0.4%
KDDI Corp.	43	228
Nippon Telegraph & Telephone Corp.	10,204	421
NTT DoCoMo, Inc.	185	268
SOFTBANK Corp.	4,600	109

		1,026

Transportation 0.5%
All Nippon Airways Co., Ltd.	7,000	20
Central Japan Railway Co.	25	167
East Japan Railway Co.	3,718	238
Japan Airlines Corp. *	16,000	21
Kawasaki Kisen Kaisha Ltd.	16,000	58
Keio Corp.	5,100	32
12     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Kintetsu Corp.	12,000	43
Mitsui O.S.K. Lines Ltd.	18,000	105
Nagoya Railroad Co., Ltd.	12,000	36
Nippon Express Co., Ltd.	26,000	106
Nippon Yusen Kabushiki Kaisha	24,000	89
Odakyu Electric Railway Co., Ltd.	4,000	33
Tobu Railway Co., Ltd.	7,000	38
Tokyu Corp.	14,000	61
West Japan Railway Co.	24	85
Yamato Holdings Co., Ltd.	6,000	88

		1,220

Utilities 0.6%
Chubu Electric Power Co., Inc.	8,700	194
Electric Power Development Co., Ltd.	2,200	68
Hokkaido Electric Power Co., Inc.	2,900	56
Hokuriku Electric Power Co.	2,100	48
Kyushu Electric Power Co., Inc.	5,900	120
Osaka Gas Co., Ltd.	19,000	64
Shikoku Electric Power Co., Inc.	2,000	56
The Chugoku Electric Power Co., Inc.	3,700	75
The Kansai Electric Power Co., Inc.	10,000	216
The Tokyo Electric Power Co., Inc.	15,200	374
Toho Gas Co., Ltd.	4,000	21
Tohoku Electric Power Co., Inc.	5,900	121
Tokyo Gas Co., Ltd.	24,000	95

		1,508

		32,907

Luxembourg 0.4%

Materials 0.4%
ArcelorMittal N.V.	27,949	946

Media 0.0%
RTL Group	181	11
SES FDR	2,866	62

		73

		1,019

Netherlands 4.5%

Capital Goods 0.2%
European Aeronautic Defence & Space Co.	9,415	176
Koninklijke (Royal) Philips Electronics N.V.	14,164	356
Koninklijke BAM Groep N.V.	6,291	74

		606

Commercial & Professional Supplies 0.1%
Randstad Holding N.V. *	3,448	131

Diversified Financials 2.4%
ING Groep N.V. CVA *	464,063	6,039
SNS Reaal *	9,180	65

		6,104

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	17,261	217

Food, Beverage & Tobacco 0.5%
Heineken Holding N.V.	2,698	105
Heineken N.V.	2,985	132
Unilever N.V.	33,622	1,036

		1,273

Insurance 0.3%
Aegon N.V. *	116,465	828

Materials 0.4%
Akzo Nobel N.V.	5,363	317
James Hardie Industries N.V. CDI *	69,511	441
Koninklijke DSM N.V.	4,622	202

		960

Media 0.1%
Reed Elsevier N.V.	3,061	36
Wolters Kluwer N.V.	3,329	74

		110

Real Estate 0.0%
Corio N.V.	1,327	90

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	3,841	103
STMicroelectronics N.V.	25,756	207

		310

Telecommunication Services 0.2%
Koninklijke (Royal) KPN N.V.	24,504	444

Transportation 0.1%
TNT N.V.	7,902	210

		11,283

New Zealand 0.1%

Materials 0.0%
Fletcher Building Ltd.	19,470	115

Telecommunication Services 0.1%
Telecom Corp. of New Zealand Ltd.	75,687	137

		252
See financial notes.     13

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Norway 0.9%

Banks 0.2%
DnB NOR A.S.A. *	36,841	422

Capital Goods 0.1%
Orkla A.S.A.	16,814	155

Energy 0.3%
Aker A.S.A., Class A	1,479	39
Aker Solutions A.S.A.	7,150	86
Frontline Ltd.	1,734	40
Seadrill Ltd. *	3,673	76
StatoiHydro A.S.A.	21,323	503

		744

Insurance 0.0%
Storebrand A.S.A. *	17,177	117

Materials 0.2%
Norsk Hydro A.S.A. *	78,192	513
Norske Skogindustrier A.S.A. *	25,482	42
Yara International A.S.A.	2,300	76

		631

Telecommunication Services 0.1%
Telenor A.S.A. *	21,384	276

Transportation 0.0%
Wilh. Wilhelmsen A.S.A., Class A	1,381	32

		2,377

Portugal 0.3%

Banks 0.1%
Banco BPI S.A. — Reg’d	9,349	32
Banco Comercial Portugues S.A. — Reg’d	84,884	121
Banco Espirito Santo, S.A. — Reg’d	4,805	35

		188

Capital Goods 0.0%
Sonae	40,238	53

Energy 0.0%
Galp Energia, SGPS, S.A., B Shares	3,234	54

Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	3,283	29

Materials 0.0%
Cimpor-Cimentos de Portugal, SGPS, S.A.	3,549	28

Telecommunication Services 0.1%
Portugal Telecom, SGPS, S.A. — Reg’d	17,003	194

Transportation 0.0%
Brisa — Private Shares	5,523	55

Utilities 0.1%
EDP — Energias de Portugal S.A.	40,429	179
Redes Energeticas Nacionais S.A.	3,153	14

		193

		794

Republic of Korea 0.0%

Transportation 0.0%
STX Pan Ocean Co., Ltd.	4,600	43

Singapore 0.6%

Banks 0.2%
DBS Group Holdings Ltd.	24,056	220
Oversea-Chinese Banking Corp., Ltd.	31,897	172
United Overseas Bank Ltd.	18,238	219

		611

Capital Goods 0.1%
Fraser & Neave Ltd.	31,000	84
Keppel Corp., Ltd.	18,000	104
Noble Group Ltd.	65,157	119
SembCorp Industries Ltd.	15,000	35
Singapore Technologies Engineering Ltd.	15,100	31

		373

Food, Beverage & Tobacco 0.0%
Wilmar International Ltd.	8,166	36

Media 0.0%
Singapore Press Holdings Ltd.	22,000	60

Real Estate 0.1%
Capitaland Ltd.	37,000	107
City Developments Ltd.	9,000	63

		170

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	3,000	49

Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	83,486	173

Transportation 0.1%
Neptune Orient Lines Ltd.	60,146	67
14     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Singapore Airlines Ltd.	12,270	118

		185

		1,657

Spain 3.7%

Banks 1.9%
Banco Bilbao Vizcaya Argentaria S.A.	87,367	1,562
Banco de Sabadell S.A.	15,821	107
Banco Espanol de Credito S.A.	1,680	21
Banco Popular Espanol S.A.	23,189	207
Banco Santander S.A.	186,021	2,993

		4,890

Capital Goods 0.2%
ACS, Actividades de Construccion y Servicios S.A.	3,431	165
Fomento de Construcciones y Contratas S.A.	3,544	144
Grupo Ferrovial S.A.	3,700	153
Sacyr Vallehermoso S.A. *	9,219	140

		602

Diversified Financials 0.1%
Criteria Caixacorp S.A.	19,933	97

Energy 0.4%
Repsol YPF S.A.	34,572	920

Insurance 0.0%
Mapfre S.A.	16,055	69

Materials 0.1%
Acerinox S.A.	5,038	100

Media 0.0%
Gestevision Telecinco S.A.	2,668	28

Real Estate 0.0%
Inmobiliaria Colonial S.A. *	58,006	12

Retailing 0.0%
Industria de Diseno Textil S.A.	1,527	90

Telecommunication Services 0.5%
Telefonica S.A.	45,817	1,279

Transportation 0.1%
Abertis Infraestructuras S.A.	6,570	140
Iberia Lineas Aereas de Espana S.A. *	50,963	140

		280

Utilities 0.4%
Acciona S.A.	850	103
Enagas	1,445	30
Gas Natural SDG S.A.	14,200	285
Iberdrola Renovables S.A.	6,033	27
Iberdrola S.A.	57,660	522
Red Electrica Corporacion S.A.	382	20

		987

		9,354

Sweden 3.1%

Banks 1.2%
Nordea Bank AB	117,378	1,260
Skandinaviska Enskilda Banken AB, A Shares *	126,888	769
Svenska Handelsbanken AB, A Shares	14,595	377
Swedbank AB, A Shares *	67,492	581

		2,987

Capital Goods 0.8%
AB SKF, B Shares	9,944	157
Assa Abloy AB, B Shares	6,335	111
Atlas Copco AB, A Shares	8,132	109
Atlas Copco AB, B Shares	4,600	55
NCC AB, B Shares	8,557	129
Sandvik AB	24,950	276
Scania AB, B Shares	14,350	184
Skanska AB, B Shares	14,317	210
Volvo AB, A Shares	22,303	206
Volvo AB, B Shares	55,373	524

		1,961

Commercial & Professional Supplies 0.0%
Securitas AB, B Shares	9,000	84

Consumer Durables & Apparel 0.2%
Electrolux AB, B Shares *	15,847	380
Husqvarna AB, B Shares *	11,100	70

		450

Diversified Financials 0.2%
Industrivarden AB, A Shares	8,000	95
Investor AB, B Shares	12,888	228
Kinnevik Investment AB, B Shares	5,966	82
L E Lundbergforetagen AB, B Shares	1,524	71

		476

Materials 0.3%
Boliden AB	13,800	166
Holmen AB, B Shares	2,800	76
SSAB Svenskt Stal AB, A Shares	6,700	102
Svenska Cellulosa AB, B Shares	27,955	384

		728
See financial notes.     15

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Retailing 0.1%
Hennes & Mauritz AB, B Shares	3,407	193

Technology Hardware & Equipment 0.2%
Telefonaktiebolaget LM Ericsson, B Shares	42,175	441

Telecommunication Services 0.1%
Tele2 AB, B Shares	8,400	123
TeliaSonera AB	39,851	264

		387

Transportation 0.0%
SAS AB *	155,352	94

		7,801

Switzerland 4.5%

Capital Goods 0.1%
ABB Ltd. — Reg’d *	14,406	268
Schindler Holding AG — Reg’d	272	19

		287

Commercial & Professional Supplies 0.1%
Adecco S.A. — Reg’d	4,071	182
SGS S.A. — Reg’d	42	56

		238

Consumer Durables & Apparel 0.1%
Compagnie Financiere Richemont S.A., Series A	8,928	250
Swatch Group AG	315	73

		323

Diversified Financials 1.4%
Credit Suisse Group AG — Reg’d	29,781	1,592
Julius Baer Group Ltd.	2,523	95
Julius Baer Holding AG — Reg’d	2,124	26
Pargesa Holding S.A.	1,062	85
UBS AG — Reg’d *	97,904	1,632

		3,430

Energy 0.0%
Petroplus Holdings AG *	3,389	74

Food, Beverage & Tobacco 0.5%
Nestle S.A. — Reg’d	28,375	1,320

Insurance 1.1%
Baloise Holding AG — Reg’d	1,166	100
Helvetia Holding AG — Reg’d	242	77
Swiss Life Holding — Reg’d *	4,056	486
Swiss Re — Reg’d	30,282	1,233
Zurich Financial Services AG — Reg’d	4,129	945

		2,841

Materials 0.3%
Clariant AG — Reg’d *	14,283	137
Givaudan S.A. — Reg’d	58	43
Holcim Ltd. — Reg’d *	6,525	415
Syngenta AG — Reg’d	447	106

		701

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Novartis AG — Reg’d	22,585	1,176
Roche Holding AG	5,236	839

		2,015

Telecommunication Services 0.0%
Swisscom AG — Reg’d	225	81

Transportation 0.1%
Kuehne & Nagel International AG — Reg’d	1,110	101
Panalpina Welttransport Holding AG — Reg’d	785	55

		156

Utilities 0.0%
BKW FMB Energie AG	147	12

		11,478

United Kingdom 21.2%

Automobiles & Components 0.1%
GKN plc *	125,889	220

Banks 5.3%
Barclays plc *	929,847	4,873
Bradford & Bingley plc (a)*	87,225	—
HSBC Holdings plc	460,709	5,091
Lloyds Banking Group plc *	861,716	1,215
Northern Rock plc (a)	4,722	—
Royal Bank of Scotland Group plc *	2,020,848	1,379
Standard Chartered plc	34,008	834

		13,392

Capital Goods 0.6%
BAE Systems plc	43,539	224
Balfour Beatty plc	9,237	40
Bunzl plc	4,353	47
Invensys plc	15,389	71
Rolls-Royce Group plc *	28,012	207
Rolls-Royce Group plc, C Shares (a)*	1,680,720	3
Smiths Group plc	4,967	73
16     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Tomkins plc	37,505	103
Travis Perkins plc	14,225	175
Wolseley plc *	30,463	616

		1,559

Commercial & Professional Supplies 0.1%
Experian plc	10,245	94
G4S plc	16,594	68
Rentokil Initial plc *	77,797	132

		294

Consumer Durables & Apparel 0.3%
Barratt Developments plc *	61,232	135
Persimmon plc *	13,108	87
Taylor Wimpey plc *	1,026,132	622

		844

Consumer Services 0.8%
Carnival plc	16,988	527
Compass Group plc	33,409	212
Enterprise Inns plc	73,305	142
InterContinental Hotels Group plc	8,941	114
Ladbrokes plc	156,230	311
Mitchells & Butlers plc *	22,322	86
Punch Taverns plc *	214,833	292
Rank Group plc *	34,897	51
Thomas Cook Group plc	26,071	87
Tui Travel plc	27,974	107
Whitbread plc	5,317	111
William Hill plc	11,476	31

		2,071

Diversified Financials 0.4%
3i Group plc	76,473	329
Henderson Group plc	29,046	61
HSBC Infrastructure Co., Ltd.	80,151	150
ICAP plc	7,830	52
Investec plc	23,627	169
London Stock Exchange Group plc	4,573	64
Man Group plc	36,228	183
Schroders plc	2,638	47

		1,055

Energy 3.5%
AMEC plc	4,784	63
BG Group plc	16,670	287
BP plc	401,417	3,761
Royal Dutch Shell plc, B Share	69,086	1,989
Royal Dutch Shell plc, Class A	90,205	2,663

		8,763

Food & Staples Retailing 0.5%
J Sainsbury plc	47,109	254
Tesco plc	122,216	815
William Morrison Supermarkets plc	40,709	187

		1,256

Food, Beverage & Tobacco 1.3%
Associated British Foods plc	7,179	97
British American Tobacco plc	19,973	637
Cadbury plc	23,031	291
Diageo plc	27,052	441
Imperial Tobacco Group plc	9,848	290
Premier Foods plc *	231,781	136
SABMiller plc	15,389	403
Tate & Lyle plc	14,942	110
Unilever plc	33,340	996

		3,401

Health Care Equipment & Services 0.0%
Smith & Nephew plc	6,641	59

Household & Personal Products 0.1%
Reckitt Benckiser Group plc	3,530	175

Insurance 1.5%
Amlin plc	6,027	35
Aviva plc	149,515	935
Friends Provident Group plc	91,862	122
Legal & General Group plc	486,265	624
Old Mutual plc	411,688	715
Prudential plc	95,532	868
RSA Insurance Group plc	54,675	108
Standard Life plc	70,194	250

		3,657

Materials 2.3%
Anglo American plc *	29,839	1,080
Antofagasta plc	6,218	78
BHP Billiton plc	52,880	1,425
Eurasian Natural Resources Corp.	5,688	77
Johnson Matthey plc	4,969	115
Kazakhmys plc *	10,273	183
Lonmin plc *	1,794	43
Mondi plc	45,540	251
Rexam plc *	23,050	104
Rio Tinto plc	27,061	1,196
Vedanta Resources plc	6,735	231
Xstrata plc *	69,987	1,008

		5,791

Media 0.4%
Aegis Group plc	29,172	52
See financial notes.     17

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
British Sky Broadcasting Group plc	13,537	118
Daily Mail & General Trust plc, Class A	8,208	53
ITV plc	221,547	155
Pearson plc	11,489	156
Reed Elsevier plc	5,589	42
Trinity Mirror plc *	76,032	200
United Business Media Ltd.	7,217	55
Yell Group plc *	217,731	183

		1,014

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
AstraZeneca plc	17,383	781
GlaxoSmithKline plc	61,732	1,266
Shire plc	3,223	57

		2,104

Real Estate 0.5%
British Land Co. plc	27,672	214
Hammerson plc	7,551	50
Land Securities Group plc	37,638	407
Liberty International plc	24,875	184
Segro plc	75,403	434

		1,289

Retailing 0.7%
DSG International plc *	642,703	322
Home Retail Group plc	35,665	170
Inchcape plc *	827,427	397
Kesa Electricals plc	27,121	59
Kingfisher plc	122,805	449
Marks & Spencer Group plc	42,613	238
Next plc	3,000	88
The Carphone Warehouse Group plc	10,303	31

		1,754

Software & Services 0.1%
Logica plc	45,672	86
The Sage Group plc	16,299	57

		143

Telecommunication Services 1.3%
BT Group plc	418,074	896
Cable & Wireless plc	33,729	80
Vodafone Group plc	1,085,655	2,393

		3,369

Transportation 0.1%
British Airways plc *	34,942	104
EasyJet plc *	6,120	36
FirstGroup plc	12,394	76

		216

Utilities 0.5%
Centrica plc	64,660	263
Drax Group plc	10,281	78
International Power plc	15,475	64
National Grid plc	39,711	394
Scottish & Southern Energy plc	13,045	230
Severn Trent plc	4,110	64
United Utilities Group plc	19,661	142

		1,235

		53,661

United States 0.0%

Health Care Equipment & Services 0.0%
Synthes, Inc.	166	20

Total Common Stock (Cost $256,244)		249,719

Other Investment Companies 0.3% of net assets

Australia 0.1%
Australian Infrastructure Fund	130,115	205

United States 0.2%
iShares MSCI EAFE Index Fund	10,000	533

Total Other Investment Companies (Cost $681)		738

Preferred Stock 0.6% of net assets

Germany 0.5%

Automobiles & Components 0.3%
Porsche Automobil Holding SE	4,994	382
Volkswagen AG	4,072	405

		787

Health Care Equipment & Services 0.0%
Fresenius SE	1,716	100

Household & Personal Products 0.1%
Henkel KGaA	3,294	150

Media 0.1%
Prosiebensat.1 Media AG	21,600	225

		1,262
18     See financial notes.

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Italy 0.1%

Diversified Financials 0.1%
Istituto Finanziario Industriale S.p.A.	13,450	150

Insurance 0.0%
Unipol Gruppo Finanziario S.p.A. *	81,162	77

		227

Total Preferred Stock (Cost $1,918)		1,489

Rights 0.1% of net assets

Australia 0.1%

Macquarie Media Group Ltd. (a)*	486,219	132
MAP Group *	25,895	13

		145

Belgium 0.0%
Fortis (a)(b)*	25,402	—

Germany 0.0%
TUI AG (a)*	24,476	—

United Kingdom 0.0%
Barratt Developments plc *	79,601	44

Total Rights (Cost $73)		189

Warrants 0.0% of net assets

Italy 0.0%
Mediobanca Spa *	8,339	—
Unione di Banche Italiane SCPA *	16,309	2

Total Warrants (Cost $2)		2

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.6% of net assets

Wells Fargo, San Francisco Time Deposit 0.03%, 11/02/09	1,411	1,411

Total Short-Term Investment (Cost $1,411)		1,411

End of Investments.
(All dollar amounts are x 1,000)
At 10/31/09, the tax basis cost of the fund’s investments was $285,231 and the unrealized appreciation and depreciation were $28,434 and ($60,117), respectively, with a net unrealized depreciation of ($31,683).
At 10/31/09, the values of certain foreign securities held by the fund aggregating $238,962 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

* Non-income producing security.

(a) Fair-valued by management in accordance with procedures approved by the Board of Trustees.

(b) Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.

CDI – CHESS Depositary Interest

CVA – Dutch Certificate

FDR – Fiduciary Depositary Receipt

Reg’d – Registered

REIT – Real Estate Investment Trust
See financial notes.     19

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings as of October 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.3%	Common Stock	41,590	46,260
0.4%	Preferred Stock	178	209
0.1%	Rights	8	39
—%	Warrants	—	—
0.3%	Short-Term Investment	149	149

100.1%	Total Investments	41,925	46,657
(0.1)%	Other Assets and Liabilities, Net		(48)

100.0%	Total Net Assets		46,609

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 99.3% of net assets

Australia 10.4%

Banks 0.4%
Bank of Queensland Ltd.	7,050	77
Bendigo & Adelaide Bank Ltd.	11,833	96

		173

Capital Goods 1.3%
Alesco Corp., Ltd.	22,166	99
Boart Longyear Group *	810,127	195
Crane Group Ltd.	5,514	44
CSR Ltd.	67,381	115
Emeco Holdings Ltd.	62,776	49
GWA International Ltd.	10,701	27
Hills Industries Ltd.	17,572	32
United Group Ltd.	5,358	65

		626

Commercial & Professional Supplies 0.7%
Corporate Express Australia Ltd.	3,523	13
Downer EDI Ltd.	12,437	95

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.3%	Common Stock	41,590	46,260
0.4%	Preferred Stock	178	209
0.1%	Rights	8	39
—%	Warrants	—	—
0.3%	Short-Term Investment	149	149

100.1%	Total Investments	41,925	46,657
(0.1)%	Other Assets and Liabilities, Net		(48)

100.0%	Total Net Assets		46,609

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 99.3% of net assets

Australia 10.4%

Banks 0.4%
Bank of Queensland Ltd.	7,050	77
Bendigo & Adelaide Bank Ltd.	11,833	96

		173

Capital Goods 1.3%
Alesco Corp., Ltd.	22,166	99
Boart Longyear Group *	810,127	195
Crane Group Ltd.	5,514	44
CSR Ltd.	67,381	115
Emeco Holdings Ltd.	62,776	49
GWA International Ltd.	10,701	27
Hills Industries Ltd.	17,572	32
United Group Ltd.	5,358	65

		626

Commercial & Professional Supplies 0.7%
Corporate Express Australia Ltd.	3,523	13
Downer EDI Ltd.	12,437	95
PMP Ltd. *	58,203	31
Spotless Group Ltd.	22,032	49
Transfield Services Ltd.	16,667	63
Transpacific Industries Group Ltd. *	38,803	52

		303

Consumer Durables & Apparel 0.1%
Billabong International Ltd.	5,382	50

Consumer Services 0.3%
A.B.C. Learning Centres Ltd. (a)*	9,091	—
Aristocrat Leisure Ltd.	11,470	46

See financial notes.     1

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Flight Centre Ltd.	5,737	86

		132

Diversified Financials 0.7%
ASX Ltd.	2,948	89
Challenger Financial Services Group Ltd.	27,343	90
IOOF Holdings Ltd.	10,622	50
Perpetual Ltd.	1,421	47
Platinum Asset Management Ltd.	5,796	29

		305

Energy 0.4%
Australian Worldwide Exploration Ltd.	6,692	15
Beach Petroleum Ltd.	17,470	12
Centennial Coal Co., Ltd.	14,142	40
New Hope Corp., Ltd.	2,439	9
Paladin Energy Ltd. *	8,884	32
WorleyParsons Ltd.	3,575	83

		191

Food & Staples Retailing 0.3%
AWB Ltd.	120,982	132

Food, Beverage & Tobacco 0.2%
Elders Ltd. *	164,589	27
Goodman Fielder Ltd.	58,378	84

		111

Health Care Equipment & Services 0.6%
Ansell Ltd.	2,872	27
Australian Pharmaceutical Industries Ltd.	44,282	29
Cochlear Ltd.	421	24
Healthscope Ltd.	6,607	28
Primary Health Care Ltd.	9,782	53
Ramsay Health Care Ltd.	2,645	25
Sigma Pharmaceuticals Ltd.	42,570	36
Sonic Healthcare Ltd.	5,436	68

		290

Materials 1.3%
Adelaide Brighton Ltd.	13,191	33
Alumina Ltd. *	101,222	149
Gunns Ltd.	44,618	40
Iluka Resources Ltd. *	7,151	22
Macarthur Coal Ltd.	7,393	56
Minara Resources Ltd. *	97,596	75
Mount Gibson Iron Ltd. *	34,924	37
Newcrest Mining Ltd.	2,427	70
OZ Minerals Ltd. *	73,657	77
Straits Resources Ltd.	21,944	31

		590

Media 0.2%
APN News & Media Ltd.	15,368	31
Seven Network Ltd.	5,151	30
Ten Network Holdings Ltd.	23,855	32
West Australian Newspapers Holdings Ltd.	3,275	22

		115

Real Estate 2.5%
Abacus Property Group	96,273	37
Australand Property Group	186,115	88
Centro Retail Group	1,074,587	155
Commonwealth Property Office Fund	57,294	45
ING Industrial Fund	657,016	297
ING Office Fund	199,704	105
Macquarie CountryWide Trust	514,884	285
Macquarie Office Trust	512,182	143
Sunland Group Ltd.	30,734	20

		1,175

Retailing 1.2%
David Jones Ltd.	17,013	80
Harvey Norman Holdings Ltd.	20,250	72
Pacific Brands Ltd. *	359,888	419

		571

Software & Services 0.1%
Computershare Ltd.	6,167	60

Utilities 0.1%
Envestra Ltd.	71,014	34

		4,858

Austria 1.2%

Automobiles & Components 0.0%
Semperit AG Holding	485	17

Capital Goods 0.2%
A-TEC Industries AG *	1,165	18
Andritz AG	695	38
Palfinger AG	474	11
Zumtobel AG *	1,082	19

		86

Food, Beverage & Tobacco 0.0%
Agrana Beteiligungs AG	134	13

Materials 0.1%
Mayr-Melnhof Karton AG	180	17
RHI AG *	1,228	34

		51

2     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Real Estate 0.8%
Atrium European Real Estate Ltd. *	26,626	174
CA Immobilien Anlagen AG *	8,436	125
Conwert Immobilien Invest SE *	4,630	56

		355

Transportation 0.1%
Flughafen Wien AG	380	19

Utilities 0.0%
EVN AG	682	13

		554
Belgium 1.3%
Capital Goods 0.2%
Bekaert N.V.	675	87
Compagnie d’Enterprises CFE	486	28

		115

Diversified Financials 0.2%
Ackermans & van Haaren N.V.	211	15
GIMV N.V.	266	15
RHJ International *	11,187	82

		112

Energy 0.0%
Euronav S.A.	737	14

Health Care Equipment & Services 0.1%
Omega Pharma S.A.	527	26

Materials 0.4%
Nyrstar *	12,281	143
Recticel S.A.	1,682	13
Tessenderlo Chemie N.V.	897	33

		189

Real Estate 0.1%
Cofinimmo	258	37

Technology Hardware & Equipment 0.1%
Barco N.V. *	732	29

Telecommunication Services 0.1%
Telenet Group Holding N.V. *	1,068	28

Transportation 0.1%
Compagnie Maritime Belge S.A.	1,019	31

Utilities 0.0%
Elia System Operator SA/NV	432	17

		598

Canada 8.3%

Automobiles & Components 0.4%
Linamar Corp.	9,033	126
Martinrea International, Inc. *	9,178	61

		187

Banks 0.2%
Canadian Western Bank	1,421	28
Laurentian Bank of Canada	1,163	43

		71

Capital Goods 0.4%
CAE, Inc.	3,699	29
Russel Metals, Inc.	2,803	41
SNC-Lavalin Group, Inc.	1,517	61
Toromont Industries Ltd.	1,216	28

		159

Commercial & Professional Supplies 0.1%
Transcontinental, Inc., Class A	5,237	63

Consumer Durables & Apparel 0.2%
Dorel Industries, Inc., Class B	1,510	41
Gildan Activewear, Inc. *	2,502	44

		85

Diversified Financials 0.4%
AGF Management Ltd., Class B	4,072	60
Dundee Corp., Class A *	6,487	67
DundeeWealth, Inc.	2,136	25
TMX Group, Inc.	926	25

		177

Energy 1.1%
Cameco Corp.	3,343	93
Compton Petroleum Corp. *	32,896	34
Daylight Resources Trust	2,413	19
Ensign Energy Services, Inc.	3,146	45
Fairborne Energy Ltd. *	6,362	26
Flint Energy Services Ltd. *	3,228	35
OPTI Canada, Inc. *	30,027	53
Paramount Resources Ltd., Class A *	1,276	16
ShawCor Ltd., Class A	922	24
Trican Well Service Ltd.	2,441	29
Trinidad Drilling Ltd.	9,651	63
Uranium One, Inc. *	23,600	67

		504

Food, Beverage & Tobacco 0.4%
Maple Leaf Foods, Inc.	6,214	64
Saputo, Inc.	1,390	33

See financial notes.     3

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Viterra, Inc. *	9,422	90

		187

Health Care Equipment & Services 0.0%
CML Healthcare Income Fund	1,462	18

Insurance 0.2%
Industrial Alliance Insurance & Financial Services, Inc.	2,428	63
Kingsway Financial Services, Inc.	11,908	45

		108

Materials 3.1%
Agnico-Eagle Mines Ltd.	473	25
Canfor Corp. *	5,798	32
Cascades, Inc.	15,545	101
CCL Industries, Inc., Class B	1,627	34
Centerra Gold, Inc. *	2,280	17
First Quantum Minerals Ltd.	1,331	91
Franco-Nevada Corp.	797	20
Harry Winston Diamond Corp.	6,345	52
HudBay Minerals, Inc. *	5,896	76
IAMGOLD Corp.	2,665	35
Inmet Mining Corp.	1,096	58
Lundin Mining Corp. *	88,509	356
Methanex Corp.	6,189	107
Norbord, Inc.	2,595	36
Quadra Mining Ltd. *	6,165	86
Sherritt International Corp.	24,390	156
Silver Wheaton Corp. *	1,474	18
Sino-Forest Corp. *	5,092	72
Thompson Creek Metals Co., Inc. *	5,117	52
West Fraser Timber Co., Ltd.	1,323	32

		1,456

Media 0.3%
Astral Media, Inc.	1,052	31
Cogeco Cable, Inc.	853	24
Corus Entertainment, Inc., Class B *	583	10
Groupe Aeroplan, Inc.	4,994	43
Torstar Corp., Class B	5,906	42

		150

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
MDS, Inc. *	2,803	22

Real Estate 0.7%
Boardwalk Real Estate Investment Trust	670	23
Calloway Real Estate Investment Trust	2,970	48
Canadian Apartment Properties Real Estate Investment Trust	975	12
Canadian Real Estate Investment Trust	1,132	27
Chartwell Seniors Housing Real Estate Investment Trust	4,108	23
Cominar Real Estate Investment Trust	992	17
Dundee Real Estate Investment Trust	1,318	23
Extendicare Real Estate Investment Trust *	4,777	34
First Capital Realty, Inc.	1	16
FirstService Corp. *	496	9
H&R Real Estate Investment Trust	5,431	66
InnVest Real Estate Investment Trust	6,023	25
Primaris Retail Real Estate Investment Trust	1,192	17

		340

Retailing 0.2%
Reitmans (Canada) Ltd., Class A	1,925	29
RONA, Inc. *	5,235	72

		101

Software & Services 0.1%
MacDonald, Dettwiler & Associates Ltd. *	832	28
Open Text Corp. *	523	20

		48

Transportation 0.1%
Transat A.T., Inc., Class B	3,446	46

Utilities 0.3%
Emera, Inc.	2,340	47
Fortis, Inc.	3,193	75

		122

		3,844

China 0.2%

Capital Goods 0.1%
Beijing Enterprises Holdings Ltd.	7,000	42
CITIC Resources Holdings Ltd. *	33,000	9

		51

Food, Beverage & Tobacco 0.0%
China Yurun Food Group Ltd.	6,000	12

Technology Hardware & Equipment 0.1%
Digital China Holdings Ltd.	37,700	39

		102

4     See financial notes.

x

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Cyprus 0.1%

Energy 0.1%
Prosafe SE	10,184	53

Denmark 1.6%

Banks 0.3%
Jyske Bank A/S — Reg’d *	2,375	88
Sydbank A/S *	2,402	59

		147

Capital Goods 0.3%
FLSmidth & Co. A/S	1,246	66
NKT Holding A/S *	792	45
Rockwool International A/S, B Shares	286	24
Schouw & Co. A/S	631	12

		147

Consumer Durables & Apparel 0.1%
Bang & Olufsen A/S, B Shares *	2,317	36

Energy 0.1%
Torm A/S	2,613	28

Food, Beverage & Tobacco 0.1%
East Asiatic Co., Ltd.	1,633	59

Health Care Equipment & Services 0.2%
Coloplast A/S, Class B	188	15
GN Store Nord A/S *	7,482	42
William Demant Holdings A/S *	154	11

		68

Insurance 0.1%
Alm. Brand A/S *	777	19
Topdanmark A/S *	299	43

		62

Materials 0.1%
Auriga Industries A/S, Class B	888	15
Novozymes A/S, Class B	372	34

		49

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Alk-Abello A/S	476	41
H. Lundbeck A/S	519	10

		51

Transportation 0.2%
D/S Norden A/S	343	13
DSV A/S *	5,005	78

		91

		738

Finland 1.7%

Automobiles & Components 0.2%
Nokian Renkaat Oyj	3,326	71

Capital Goods 0.5%
Cargotec Corp., B Shares	3,596	77
KCI Konecranes Oyj	1,285	34
Lemminkainen Oyj	426	16
Outotec Oyj	1,450	46
Ramirent Oyj *	2,495	25
Uponor Oyj	3,121	57

		255

Commercial & Professional Supplies 0.0%
Poyry Oyj	903	13

Consumer Durables & Apparel 0.1%
Amer Sports Oyj, A Shares	5,957	52

Food, Beverage & Tobacco 0.1%
HKScan Oyj	1,987	26

Health Care Equipment & Services 0.1%
Oriola-KD Oyj, Class B	7,276	38

Materials 0.3%
Huhtamaki Oyj	5,022	68
Kemira Oyj	3,580	57

		125

Media 0.0%
Alma Media Corp.	2,234	22

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Orion Oyj, Class B	1,787	34

Real Estate 0.1%
Citycon Oyj	5,817	26
Sponda Oyj *	10,449	37

		63

Retailing 0.1%
Stockmann Oyj Abp, B Shares	1,385	36

Software & Services 0.1%
Tieto Oyj	2,790	56

Transportation 0.0%
Finnair Oyj *	2,631	15

		806

See financial notes.     5

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
France 3.0%

Automobiles & Components 0.1%
Plastic Omnium S.A.	2,143	61

Capital Goods 0.3%
Carbone Lorraine S.A.	932	32
IMS International Metal Service *	1,027	17
Lisi	172	8
Manitou BF *	1,325	19
Saft Groupe S.A.	495	26
Zodiac Aerospace	827	28

		130

Commercial & Professional Supplies 0.3%
Bureau Veritas S.A.	521	29
Derichebourg S.A.	8,533	42
Societe BIC S.A.	611	42
Sperian Protection	192	14
Teleperformance	964	31

		158

Consumer Durables & Apparel 0.2%
Beneteau	869	14
Kaufman & Broad S.A. *	1,365	33
SEB S.A.	896	50

		97

Consumer Services 0.1%
Club Mediterranee S.A. *	872	18
Euro Disney S.C.A. — Reg’d *	2,881	23
Pierre & Vacances	152	12

		53

Diversified Financials 0.1%
Boursorama *	1,004	12
Financiere Marc de Lacharriere S.A.	165	9

		21

Energy 0.2%
Bourbon S.A.	1,025	43
Etablissements Maurel et Prom	2,440	49

		92

Food & Staples Retailing 0.0%
Guyenne et Gascogne S.A.	139	14

Food, Beverage & Tobacco 0.1%
Bonduelle S.C.A.	112	13
Bongrain S.A. *	283	21
Remy Cointreau S.A.	473	23
Vilmorin & Cie	93	10

		67

Health Care Equipment & Services 0.1%
bioMerieux	132	14
Orpea	172	8

		22

Insurance 0.0%
April Group	393	15

Media 0.3%
Canal Plus	2,262	18
Havas S.A.	17,260	66
Ipsos	522	16
NRJ Group *	1,139	11
Spir Communication *	360	10

		121

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Ipsen S.A.	197	10

Real Estate 0.1%
Mercialys	512	21
Societe Immobilliere de Location pour l’Industrie et le Commerce	154	19

		40

Retailing 0.1%
Etam Development S.A. *	1,299	28

Semiconductors & Semiconductor Equipment 0.1%
Silicon-On-Insulator Technologies *	3,856	53

Software & Services 0.3%
Alten *	686	17
Altran Technologies S.A. *	6,414	31
Dassault Systemes S.A.	601	34
Groupe Steria S.C.A.	1,199	36
Sopra Group	151	11
UbiSoft Entertainment S.A. *	1,448	23

		152

Technology Hardware & Equipment 0.2%
Bull S.A. *	7,238	30
Neopost S.A.	469	41

		71

Telecommunication Services 0.0%
Iliad S.A.	132	14

Transportation 0.3%
Groupe Eurotunnel S.A. — Reg’d	13,836	137

Utilities 0.1%
EDF Energies Nouvelles S.A.	269	14

6     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Rubis	258	24

		38

		1,394

Germany 3.5%

Automobiles & Components 0.2%
ElringKlinger AG	1,472	29
Leoni AG	2,809	58

		87

Banks 0.3%
Aareal Bank AG *	6,382	138
comdirect bank AG	1,006	9

		147

Capital Goods 0.8%
Bauer AG	316	13
Demag Cranes AG	646	22
Deutz AG *	9,419	44
Duerr AG	605	13
Gildemeister AG	2,734	38
Indus Holding AG	503	9
Koenig & Bauer AG *	1,366	23
Krones AG	447	22
KUKA AG *	1,475	22
MTU Aero Engines Holding AG	1,068	49
Pfleiderer AG *	1,997	20
Q-Cells SE *	1,014	17
SGL Carbon SE *	1,225	46
Solarworld AG	531	12
Vossloh AG	162	16

		366

Commercial & Professional Supplies 0.1%
GfK SE	458	15
INTERSEROH SE	131	9

		24

Consumer Durables & Apparel 0.1%
Puma AG Rudolf Dassler Sport	110	34
Rational AG	56	8

		42

Diversified Financials 0.0%
MLP AG	1,324	14

Food, Beverage & Tobacco 0.0%
KWS Saat AG	88	15

Health Care Equipment & Services 0.1%
Carl Zeiss Meditec AG	685	10
Rhoen-klinikum AG	1,087	27

		37

Materials 0.3%
Aurubis AG	1,707	68
Fuchs Petrolub AG	336	25
Symrise AG	3,574	65

		158

Media 0.3%
Sky Deutschland AG *	34,566	144

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
QIAGEN N.V. *	1,718	35
Stada Arzneimittel AG	1,778	48

		83

Real Estate 0.4%
Alstria Office REIT-AG	1,145	13
Deutsche Euroshop AG	691	24
Deutsche Wohnen AG *	4,962	56
DIC Asset AG	2,410	29
IVG Immobilien AG *	6,397	57

		179

Retailing 0.3%
Fielmann AG	200	15
Medion AG	1,215	13
Praktiker Bau- und Heimwerkermaerkte Holding AG	7,513	91
Takkt AG	1,056	11

		130

Software & Services 0.1%
Bechtle AG	532	12
Software AG	165	15
United Internet AG — Reg’d *	1,321	17

		44

Technology Hardware & Equipment 0.1%
Jenoptik AG *	2,634	14
Wincor Nixdorf AG	759	45

		59

Telecommunication Services 0.1%
Freenet AG *	3,796	50

Transportation 0.1%
Hamburger Hafen und Logistik AG	551	21
Sixt AG	827	23

		44

Utilities 0.0%
MVV Energie AG	292	13

		1,636

See financial notes.     7

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Greece 0.8%

Banks 0.1%
Agricultural Bank of Greece *	11,981	34
TT Hellenic Postbank S.A. *	3,861	27

		61

Capital Goods 0.1%
Ellaktor S.A.	2,830	24
Halcor S.A. *	4,739	12

		36

Consumer Services 0.0%
Intralot S.A. Integrated Lottery	3,425	22

Energy 0.1%
Motor Oil (Hellas) Corinth Refineries S.A.	2,025	36

Materials 0.3%
Elval Aluminum Process Co. *	2,777	8
Mytilineos Holdings S.A.	3,529	31
Sidenor Steel Products Manufacturing Co., S.A. *	2,594	22
Titan Cement Co.	1,857	64
Viohalco, Hellenic Copper & Aluminum Industry S.A.	5,178	36

		161

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Alapis Holding Industrial & Commercial S.A.	27,767	23

Real Estate 0.0%
Babis Vovos International Construction S.A. *	796	6
Eurobank Properties Real Estate Investment Co.	720	9

		15

Technology Hardware & Equipment 0.1%
Intracom Holdings S.A. — Reg’d *	9,709	23

Utilities 0.0%
EYDAP Athens Water Supply & Sewage Co., S.A.	828	7

		384

Hong Kong 5.9%

Automobiles & Components 0.1%
Brilliance China Automotive Holdings Ltd. *	158,000	29
Denway Motors Ltd.	70,000	34

		63

Banks 0.4%
Chong Hing Bank Ltd.	5,000	10
Dah Sing Banking Group Ltd. *	8,200	11
Dah Sing Financial Group *	8,800	50
Fubon Bank (Hong Kong) Ltd.	30,000	13
Industrial & Commercial Bank of China (Asia) Ltd.	15,000	35
Wing Hang Bank Ltd.	6,000	58

		177

Capital Goods 0.4%
China High Speed Transmission Equipment Group Co., Ltd.	5,000	10
Henderson Investment Ltd.	242,000	19
HKC Holdings Ltd. *	130,900	10
Johnson Electric Holdings Ltd. *	86,500	38
Melco International Development Ltd. *	24,000	13
Shanghai Industrial Holdings Ltd.	11,000	52
Shui On Construction & Materials Ltd.	17,000	26
Sinotruk Hong Kong Ltd.	15,500	18
Tianjin Development Holdings Ltd.	16,000	10

		196

Consumer Durables & Apparel 0.4%
Bosideng International Holdings Ltd.	74,000	13
C C Land Holdings Ltd.	36,000	20
China Dongxiang Group Co.	15,000	9
Stella International Holdings Ltd.	14,000	26
TCL Multimedia Technology Holdings Ltd. *	69,000	54
Techtronic Industries Co., Ltd.	78,500	63
Texwinca Holdings Ltd.	16,000	14

		199

Consumer Services 0.2%
Cafe De Coral Holdings Ltd.	4,000	9
China Travel International Investment Hong Kong Ltd.	60,000	12
Galaxy Entertainment Group Ltd. *	33,000	14
Mandarin Oriental International Ltd.	9,000	11
The Hongkong & Shanghai Hotels Ltd.	25,500	37

		83

Diversified Financials 0.2%
China Everbright Ltd.	11,000	26
China Merchants China Direct Investments Ltd. *	9,000	19
Public Financial Holdings Ltd.	22,000	11

8     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Sun Hung Kai & Co., Ltd.	17,000	13

		69

Energy 0.2%
CNPC Hong Kong Ltd.	44,000	47
Mongolia Energy Co., Ltd. *	19,000	8
Sinopec Kantons Holdings Ltd.	30,000	11
Titan Petrochemicals Group Ltd. *	300,000	8

		74
Food, Beverage & Tobacco 0.5%
Chaoda Modern Agriculture (Holdings) Ltd.	48,320	37
China Agri-Industries Holdings Ltd.	23,000	22
China Foods Ltd.	50,000	36
China Mengniu Dairy Co., Ltd. *	9,000	25
First Pacific Co., Ltd.	59,000	35
Global Bio-chem Technology Group Co., Ltd.	78,000	19
Tingyi (Cayman Islands) Holding Corp.	16,000	36
Uni-President China Holdings Ltd.	22,000	14
Want Want China Holdings Ltd.	26,000	15

		239

Household & Personal Products 0.1%
Hengan International Group Co., Ltd.	6,000	39

Insurance 0.1%
China Insurance International Holdings Co., Ltd. *	10,000	35

Materials 0.2%
Lee & Man Paper Manufacturing Ltd.	9,000	18
Minmetals Resources Ltd. *	21,100	6
Nine Dragons Paper Holdings Ltd.	30,000	43
Samling Global Ltd.	238,000	17
Shougang Concord International Enterprises Co., Ltd.	63,000	11
Sinofert Holdings Ltd.	17,000	8

		103

Media 0.1%
Television Broadcasts Ltd.	9,000	43

Real Estate 1.7%
Agile Property Holdings Ltd.	32,000	41
Champion Real Estate Investment Trust	62,000	26
China Resources Land Ltd.	9,000	22
Country Garden Holdings Co.	38,000	15
Franshion Properties China Ltd.	44,000	12
Great Eagle Holdings Ltd.	16,000	42
Greentown China Holdings Ltd.	26,500	38
Guangzhou Investment Co., Ltd.	215,000	57
HKR International Ltd. *	34,400	15
Hopewell Holdings Ltd.	16,000	50
Hopson Development Holdings Ltd.	37,000	65
Hysan Development Co., Ltd.	23,000	68
K Wah International Holdings Ltd.	39,000	13
Kowloon Development Co., Ltd.	38,000	41
KWG Property Holding Ltd.	44,500	32
New World China Land Ltd.	71,200	28
Shenzhen Investment Ltd.	67,000	26
Shimao Property Holdings Ltd.	27,000	50
Shui On Land Ltd.	53,400	32
Sino-Ocean Land Holdings Ltd.	37,500	37
Sinolink Worldwide Holdings Ltd.	215,000	41
Soho China Ltd.	26,500	14
Tian An China Investments Co., Ltd.	32,000	20
Tomson Group Ltd.	32,000	15
Wheelock & Co., Ltd.	3,000	10

		810

Retailing 0.3%
Belle International Holdings Ltd.	14,000	14
Chow Sang Sang Holdings International Ltd.	27,000	27
Giordano International Ltd.	43,000	10
GOME Electrical Appliances Holdings Ltd. *	195,000	57
Lifestyle International Holdings Ltd.	11,000	18

		126

Semiconductors & Semiconductor Equipment 0.1%
ASM Pacific Technology Ltd.	5,800	45

Software & Services 0.1%
Tencent Holdings Ltd.	1,400	24

Technology Hardware & Equipment 0.6%
BYD Electronic International Co., Ltd. *	22,000	21
Kingboard Chemical Holdings Ltd.	22,000	89
Kingboard Laminates Holding Ltd.	30,500	21
TPV Technology Ltd.	136,000	89
Truly International Holdings Ltd.	14,000	14
VTech Holdings Ltd.	7,000	58

		292
See financial notes.     9

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Telecommunication Services 0.0%
SmarTone Telecommunications Holdings Ltd.	11,000	8

Transportation 0.2%
Hong Kong Aircraft Engineering Co., Ltd.	800	9
Hopewell Highway Infrastructure Ltd.	21,900	13
Pacific Basin Shipping Ltd.	47,000	35
Road King Infrastructure Ltd.	22,000	18
Shenzhen International Holdings Ltd.	165,000	11
Shun Tak Holdings Ltd.	25,000	17
Sinotrans Shipping Ltd.	28,000	13

		116

Utilities 0.0%
China Power International Development Ltd. *	33,900	9
Guangdong Investment Ltd.	22,000	12

		21

		2,762

Ireland 1.4%

Capital Goods 0.7%
DCC plc	3,349	88
Grafton Group plc *	27,980	140
Kingspan Group plc *	8,849	75

		303

Consumer Services 0.1%
Paddy Power plc	927	30

Food & Staples Retailing 0.2%
Fyffes plc	63,427	35
Total Produce plc	69,402	35

		70

Food, Beverage & Tobacco 0.3%
C&C Group plc	23,718	87
Glanbia plc	3,012	12
Greencore Group plc	20,283	46

		145

Health Care Equipment & Services 0.1%
United Drug plc	9,466	31

Insurance 0.0%
FBD Holdings plc	2,326	23

Media 0.0%
Independent News & Media plc *	76,564	23

Transportation 0.0%
Aer Lingus Group plc *	9,012	8

		633

Israel 0.8%

Banks 0.1%
First International Bank of Israel Ltd. *	606	9
Mizrahi Tefahot Bank Ltd. *	2,582	21

		30

Capital Goods 0.1%
Clal Industries Ltd. *	2,802	14
Elbit Systems Ltd.	272	17
Koor Industries Ltd.	448	13

		44

Consumer Durables & Apparel 0.0%
Elco Holdings Ltd.	1,147	14

Energy 0.0%
Paz Oil Co., Ltd.	69	11

Food & Staples Retailing 0.1%
Blue Square-Israel Ltd. *	986	10
Shufersal Ltd.	3,201	15

		25

Food, Beverage & Tobacco 0.1%
Osem Investments Ltd.	643	8
Strauss Group Ltd.	1,045	14

		22

Insurance 0.1%
Clal Insurance Enterprise Holdings Ltd. *	1,143	24
Harel Insurance Investments & Finances Service Ltd. *	288	14
Migdal Insurance & Financial Ltd. Holdings *	7,572	12

		50

Materials 0.0%
Makhteshim-Agan Industries Ltd.	4,127	19

Real Estate 0.2%
Africa Israel Investments Ltd. *	1,283	16
Delek Real Estate Ltd. *	16,738	18
Elbit Imaging Ltd. *	712	18
Gazit Globe Ltd.	1,441	13
Jerusalem Economy Ltd. *	1,581	10
Property & Building Corp., Ltd.	125	9

		84
10     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Retailing 0.0%
Delek Automotive Systems Ltd.	1,017	11

Software & Services 0.0%
NICE Systems Ltd. *	599	19

Telecommunication Services 0.1%
Partner Communications Co., Ltd.	1,136	21

		350

Italy 2.5%

Automobiles & Components 0.1%
Brembo S.p.A.	1,564	12
Immsi S.p.A. *	12,423	17
Piaggio & C. S.p.A.	7,614	19
Sogefi S.p.A. *	5,738	13

		61

Banks 0.3%
Banca Piccolo Credito Valtellinese Scarl	5,833	54
Banca Popolare dell’Etruria e del Lazio Scrl	2,664	17
Banco di Desio e della Brianza S.p.A.	1,555	10
Credito Artigiano S.p.A.	3,224	9
Credito Emiliano S.p.A. *	4,653	30

		120

Capital Goods 0.5%
Astaldi S.p.A.	1,433	13
Cofide S.p.A. — Compagnia Finanziaria De Benedetti *	79,006	71
Danieli S.p.A. — Officine Meccaniche Danieli & C.	548	14
Danieli S.p.A. — Officine Meccaniche Danieli & C. — RNC	3,542	47
Impregilo S.p.A.	10,691	36
Interpump Group S.p.A. *	2,250	14
Maire Tecnimont S.p.A.	3,827	16
Permasteelisa S.p.A. *	978	19

		230

Consumer Durables & Apparel 0.3%
Bulgari S.p.A	4,441	36
Geox S.p.A.	973	8
Indesit Co., S.p.A. *	6,302	71
Safilo Group S.p.A. *	36,510	28
Tod’s S.p.A.	255	18

		161

Diversified Financials 0.1%
Azimut Holding S.p.A.	2,279	27
DeA Capital S.p.A. *	2,804	6

		33

Food & Staples Retailing 0.0%
Marr S.p.A.	876	8

Food, Beverage & Tobacco 0.1%
Davide Campari — Milano S.p.A.	2,574	25

Health Care Equipment & Services 0.0%
Sorin S.p.A. *	10,056	18

Materials 0.1%
Cementir Holding S.p.A.	5,136	23
KME Group	10,413	8

		31

Media 0.3%
Gruppo Editoriale L’Espresso S.p.A. *	12,820	36
Mondadori (Arnoldo) Editore S.p.A. *	5,226	24
RCS MediaGroup S.p.A. *	9,832	18
Seat Pagine Gialle S.p.A. *	154,373	44

		122

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Recordati S.p.A.	2,195	17

Real Estate 0.2%
Beni Stabili S.p.A.	11,067	10
Immobiliare Grande Distribuzione	5,256	11
Pirelli & C. Real Estate S.p.A. *	105,407	83
Risanamento S.p.A. *	13,332	9

		113

Retailing 0.0%
Gruppo Coin S.p.A. *	2,930	17

Software & Services 0.1%
Tiscali S.p.A. *	102,292	28

Technology Hardware & Equipment 0.0%
Esprinet S.p.A.	1,943	20

Telecommunication Services 0.0%
Fastweb *	483	14

Transportation 0.2%
Alitalia S.p.A. (a)	14,782	—
Ansaldo STS S.p.A.	1,071	20
Autostrada Torino-Milano S.p.A.	2,978	37
Gemina S.p.A. *	25,771	22
Societa Iniziative Autostradali e Servizi S.p.A.	1,544	14

		93
See financial notes.     11

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Utilities 0.2%
ACEA S.p.A.	1,737	20
Ascopiave S.p.A.	2,550	6
Enia S.p.A.	1,872	14
Iride S.p.A.	18,086	33

		73

		1,184

Japan 23.8%

Automobiles & Components 1.8%
Aichi Machine Industry Co., Ltd.	3,000	9
Aisan Industry Co., Ltd.	1,000	7
Akebono Brake Industry Co., Ltd.	2,000	16
EXEDY Corp.	1,000	21
F.C.C. Co., Ltd.	1,000	17
Futaba Industrial Co., Ltd.	9,800	51
Kanto Auto Works, Ltd.	2,000	19
Kayaba Industry Co., Ltd.	14,000	40
Keihin Corp.	1,400	21
Koito Manufacturing Co., Ltd.	4,000	57
Mitsuba Corp. *	5,000	22
Musashi Seimitsu Industry Co., Ltd.	1,300	27
Nhk Spring Co., Ltd.	10,000	78
Nippon Seiki Co., Ltd.	1,000	10
Nissan Shatai Co., Ltd.	2,000	17
Nissin Kogyo Co., Ltd.	1,400	21
Press Kogyo Co., Ltd.	10,000	22
Riken Corp.	4,000	15
Sanden Corp. *	13,000	38
Showa Corp.	6,100	36
Stanley Electric Co., Ltd.	3,200	63
Tachi-S Co., Ltd.	2,000	16
The Yokohama Rubber Co., Ltd.	9,000	39
Tokai Rika Co., Ltd.	2,200	45
Tokai Rubber Industries Ltd.	1,200	14
Topre Corp.	1,000	9
Toyo Tire & Rubber Co., Ltd. *	15,000	28
TS Tech Co., Ltd.	2,500	48
Unipres Corp.	1,000	14

		820

Banks 1.7%
Bank of The Ryukyus Ltd.	1,500	16
Kansai Urban Banking Corp.	7,000	10
Kiyo Holdings, Inc.	12,000	14
Suruga Bank Ltd.	3,000	27
The 77 Bank Ltd.	6,000	35
The Aichi Bank Ltd.	200	17
The Akita Bank Ltd.	2,000	8
The Aomori Bank Ltd.	5,000	14
The Awa Bank Ltd.	2,000	10
The Bank of Iwate Ltd.	200	12
The Bank of Nagoya Ltd.	2,000	8
The Bank of Okinawa Ltd.	300	10
The Bank of Saga Ltd.	4,000	14
The Chiba Kogyo Bank Ltd. *	1,000	9
The Chugoku Bank Ltd.	4,000	54
The Chukyo Bank Ltd.	5,000	14
The Daisan Bank Ltd. *	1,000	2
The Daishi Bank Ltd.	5,000	18
The Ehime Bank Ltd.	2,000	5
The Eighteenth Bank Ltd.	3,000	8
The Fukui Bank Ltd.	4,000	13
The Higashi-Nippon Bank Ltd.	2,000	4
The Higo Bank Ltd.	3,000	18
The Hiroshima Bank Ltd.	7,000	27
The Hokkoku Bank Ltd.	5,000	20
The Hokuetsu Bank Ltd.	3,000	5
The Hyakugo Bank Ltd.	3,000	14
The Hyakujushi Bank Ltd.	4,000	16
The Iyo Bank Ltd.	3,000	27
The Juroku Bank Ltd.	6,000	21
The Kagawa Bank Ltd.	1,000	4
The Kagoshima Bank Ltd.	3,000	22
The Keiyo Bank Ltd.	2,000	10
The Mie Bank Ltd.	1,000	3
The Minato Bank Ltd. *	4,000	5
The Miyazaki Bank Ltd.	2,000	9
The Musashino Bank Ltd.	800	23
The Nanto Bank Ltd.	4,000	22
The Nishi-Nippon City Bank Ltd.	15,000	37
The Ogaki Kyoritsu Bank Ltd.	4,000	14
The Oita Bank Ltd.	2,000	8
The San-in Godo Bank Ltd.	3,000	26
The Shiga Bank Ltd.	3,000	19
The Shikoku Bank Ltd.	4,000	13
The Tochigi Bank Ltd.	1,000	5
The Toho Bank Ltd.	3,000	10
The Tokyo Tomin Bank Ltd.	1,000	15
The Yamagata Bank Ltd.	2,000	10
The Yamanashi Chuo Bank Ltd.	2,000	9
Yamaguchi Financial Group, Inc.	4,000	38

		772

Capital Goods 3.8%
Aica Kogyo Co., Ltd.	1,000	10
Amano Corp.	1,000	9
Ando Corp.	5,000	7
Bando Chemical Industries Ltd.	2,000	6
Central Glass Co., Ltd.	6,000	24
Chiyoda Corp.	5,000	36
Chudenko Corp.	1,000	15
CKD Corp.	2,900	22
COMSYS Holdings Corp.	3,000	30
12     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Dai-Dan Co., Ltd.	2,000	10
Daifuku Co., Ltd.	3,000	19
Ebara Corp. *	17,000	75
Fujitec Co., Ltd.	2,000	10
Furukawa Co., Ltd.	14,000	19
Futaba Corp.	1,300	20
Glory Ltd.	1,200	26
GS Yuasa Corp.	4,000	34
Hitachi Cable Ltd.	11,000	29
Hitachi Plant Technologies Ltd.	3,000	20
Hitachi Zosen Corp. *	34,500	45
Inaba Denki Sangyo Co., Ltd.	900	21
Inabata & Co., Ltd.	6,000	23
Iseki & Co., Ltd. *	3,000	11
Iwatani Corp.	13,000	39
Japan Pulp & Paper Co., Ltd.	3,000	11
JGC Corp.	4,000	76
Juki Corp. *	12,000	13
Kamei Corp.	3,000	16
Kandenko Co., Ltd.	2,000	12
Keihan Electric Railway Co., Ltd.	7,000	29
Kitz Corp.	2,000	10
Komori Corp.	2,400	28
Kumagai Gumi Co., Ltd. *	20,000	14
Kurita Water Industries Ltd.	1,400	43
Kuroda Electric Co., Ltd.	1,300	19
Kyowa Exeo Corp.	2,000	18
Kyudenko Corp.	2,000	12
Maeda Corp.	7,000	19
Maeda Road Construction Co., Ltd.	2,000	16
Makino Milling Machine Co., Ltd.	4,000	16
Max Co., Ltd.	1,000	10
Meidensha Corp.	5,000	25
Minebea Co., Ltd.	10,000	42
MISUMI Group, Inc.	500	9
Mitsui Engineering & Shipbuilding Co., Ltd.	21,000	54
Miura Co., Ltd.	400	11
Mori Seiki Co., Ltd.	2,000	22
Nabtesco Corp.	1,000	12
Nachi-Fujikoshi Corp.	9,000	20
NEC Networks & System Integration Corp.	1,000	12
Nichias Corp.	5,000	18
Nichiha Corp. *	1,000	6
Nippo Corp.	2,000	15
Nippon Densetsu Kogyo Co., Ltd.	1,000	8
Nishimatsu Construction Co., Ltd.	29,000	44
Nishio Rent All Co., Ltd.	1,000	8
Nitto Boseki Co., Ltd.	5,000	9
Noritake Co., Ltd.	2,000	6
Noritz Corp.	1,000	13
OKUMA Corp.	4,000	19
Okumura Corp.	5,000	17
OSG Corp.	2,000	20
Penta-Ocean Construction Co., Ltd. *	15,000	17
Ryobi Ltd.	8,000	21
Sanki Engineering Co., Ltd.	2,000	15
Sankyo-Tateyama Holdings, Inc. *	23,000	23
Sanwa Holdings Corp.	8,000	22
Shima Seiki Manufacturing Ltd.	400	8
ShinMaywa Industries Ltd.	4,000	14
Sintokogio Ltd.	1,000	7
Sumitomo Mitsui Construction Co., Ltd. *	19,000	17
Swcc Showa Holdings Co., Ltd.	12,000	11
Tadano Ltd.	2,000	9
Taihei Kogyo Co., Ltd.	1,000	3
Taikisha Ltd.	1,000	13
Takara Standard Co., Ltd.	2,000	12
Takasago Thermal Engineering Co., Ltd.	2,000	16
Tekken Corp. *	6,000	5
The Japan Steel Works Ltd.	2,000	22
The Nippon Road Co., Ltd.	1,000	2
THK Co., Ltd.	3,000	52
TOA Corp.	6,000	6
Toda Corp.	11,000	37
Toenec Corp.	2,000	12
Tokyu Construction Co., Ltd. *	3,000	8
Toshiba Machine Co., Ltd.	4,000	13
Toshiba Plant Systems & Services Corp.	1,000	13
Toyo Construction Co., Ltd.	22,000	11
Toyo Engineering Corp.	4,000	13
Tsubakimoto Chain Co.	6,000	26
Ushio, Inc.	1,300	20
Yamazen Corp.	3,000	10
Yuasa Trading Co., Ltd.	15,000	14
Yurtec Corp.	2,000	13

		1,797

Commercial & Professional Supplies 0.3%
Duskin Co., Ltd.	1,600	29
Kyodo Printing Co., Ltd.	3,000	9
Meitec Corp.	1,000	17
Nissha Printing Co., Ltd.	400	19
Okamura Corp.	2,000	10
Park24 Co., Ltd.	1,000	11
Sohgo Security Services Co., Ltd.	2,000	23
Toppan Forms Co., Ltd.	1,000	12
Uchida Yoko Co., Ltd.	2,000	6

		136
See financial notes.     13

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Consumer Durables & Apparel 1.3%
Alpine Electronics, Inc.	1,600	16
Arnest One Corp.	4,000	46
Asics Corp.	2,000	18
Clarion Co., Ltd. *	5,000	5
Cleanup Corp.	1,000	7
Fujitsu General Ltd.	2,000	7
Funai Electric Co., Ltd.	600	28
Gunze Ltd.	4,000	16
Heiwa Corp.	1,000	10
Hitachi Koki Co., Ltd.	1,000	11
Kurabo Industries Ltd.	8,000	14
Misawa Homes Co., Ltd. *	11,100	40
Mitsui Home Co., Ltd.	1,000	5
Mizuno Corp.	2,000	9
Nisshinbo Holdings, Inc.	4,000	39
Onward Holdings Co., Ltd.	5,000	31
PanaHome Corp.	2,000	13
Rinnai Corp.	600	26
Roland Corp.	1,000	11
Sangetsu Co., Ltd.	1,000	22
Sanyo Shokai Ltd.	2,000	6
Seiko Holdings Corp.	12,000	25
Shimano, Inc.	1,600	61
Takamatsu Construction Group Co., Ltd.	1,000	14
The Japan General Estate Co., Ltd. (a)*	1,000	—
The Japan Wool Textile Co., Ltd.	2,000	13
Tokyo Style Co., Ltd.	2,000	17
Tomy Co., Ltd.	2,000	18
Toyobo Co., Ltd.	24,000	37
Unitika Ltd. *	17,000	13
Wacoal Holdings Corp.	2,000	24

		602

Consumer Services 0.4%
Accordia Golf Co., Ltd.	21	20
Benesse Holdings, Inc.	1,000	44
Doutor Nichires Holdings Co., Ltd.	1,000	14
H.I.S. Co., Ltd.	1,000	22
Pacific Golf Group International Holdings K.K.	20	14
Plenus Co., Ltd.	1,000	14
Resorttrust, Inc.	1,000	11
Round One Corp.	1,000	7
Royal Holdings Co., Ltd.	1,000	11
Tokyo Dome Corp.	3,000	9
Yoshinoya Holdings Co., Ltd.	7	8
Zensho Co., Ltd.	2,100	15

		189

Diversified Financials 0.8%
Aeon Credit Service Co., Ltd.	2,000	19
Cedyna Financial Corp. *	9,550	19
Jaccs Co., Ltd.	12,000	28
JAFCO Co., Ltd.	800	22
Japan Securities Finance Co., Ltd.	3,000	21
Marusan Securities Co., Ltd.	2,000	12
Matsui Securities Co., Ltd.	2,000	14
Mizuho Investors Securities Co., Ltd. *	12,000	12
Mizuho Securities Co., Ltd.	13,000	45
Monex Group, Inc.	21	8
NIS Group Co., Ltd. *	23,000	10
Okasan Securities Group, Inc.	2,000	10
Orient Corp. *	22,000	21
SBI Holdings, Inc.	524	96
Tokai Tokyo Financial Holdings, Inc.	7,000	23

		360

Energy 0.2%
AOC Holdings, Inc.	3,500	24
Itohchu Enex Co., Ltd.	2,000	10
Japan Petroleum Exploration Co., Ltd.	700	35
Mitsuuroko Co., Ltd.	1,000	7
San-Ai Oil Co., Ltd.	2,000	10
Sinanen Co., Ltd.	1,000	5

		91

Food & Staples Retailing 0.7%
Arcs Co., Ltd.	1,000	15
Circle K Sunkus Co., Ltd.	1,000	14
FamilyMart Co., Ltd.	1,000	30
Heiwado Co., Ltd.	1,000	13
Inageya Co., Ltd.	1,000	10
Izumiya Co., Ltd.	4,000	21
Kasumi Co., Ltd.	1,000	5
Kato Sangyo Co., Ltd.	1,300	22
Life Corp.	1,000	17
Matsumotokiyoshi Holdings Co., Ltd.	1,200	28
Okuwa Co., Ltd.	1,000	11
San-A Co., Ltd.	200	7
Sugi Pharmacy Co., Ltd.	1,000	22
Sundrug Co., Ltd.	1,000	25
The Maruetsu, Inc.	3,000	14
Tsuruha Holdings, Inc.	1,000	39
Valor Co., Ltd.	1,700	15
Yaoko Co., Ltd.	1,000	35

		343
14     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Food, Beverage & Tobacco 1.8%
Coca-Cola Central Japan Co., Ltd.	1,100	15
Coca-Cola West Holdings Co., Ltd.	1,300	24
Ezaki Glico Co., Ltd.	3,000	33
Fuji Oil Co., Ltd.	1,400	21
House Food Corp.	1,000	16
Ito En Ltd.	2,300	39
Itoham Foods, Inc.	5,000	20
J-Oil Mills, Inc.	3,000	10
Kagome Co., Ltd.	1,300	25
Kikkoman Corp.	4,000	46
Marudai Food Co., Ltd.	3,000	10
Maruha Nichiro Holdings, Inc.	26,000	38
Megmilk Snow Brand Co., Ltd. *	2,000	39
MEIJI Holdings Co., Ltd. *	2,200	90
Mikuni Coca-Cola Bottling Co., Ltd.	1,000	8
Morinaga & Co., Ltd.	4,000	9
Morinaga Milk Industry Co., Ltd.	9,000	42
Nichirei Corp.	7,000	26
Nippon Flour Mills Co., Ltd.	3,000	15
Nippon Suisan Kaisha Ltd.	11,000	32
Nissin Food Products Co., Ltd.	1,200	42
Prima Meat Packers Ltd.	8,000	9
Q.P. Corp.	2,700	31
Sapporo Holdings Ltd.	8,000	42
Showa Sangyo Co., Ltd.	4,000	13
Starzen Co., Ltd.	1,000	3
Takara Holdings, Inc.	3,000	18
The Nisshin Oillio Group Ltd.	3,000	16
Toyo Suisan Kaisha Ltd.	1,000	26
Yakult Honsha Co., Ltd.	2,500	65

		823

Health Care Equipment & Services 0.3%
Hitachi Medical Corp.	1,000	10
Miraca Holdings, Inc.	1,000	32
Nichii Gakkan Co.	1,000	10
Nihon Kohden Corp.	1,000	17
Nipro Corp.	1,000	21
Sysmex Corp.	200	9
Toho Pharmaceutical Co., Ltd.	3,400	50
Vital Ksk Holdings, Inc. *	2,000	12

		161

Household & Personal Products 0.2%
Aderans Holdings Co., Ltd.	2,400	29
Fancl Corp.	1,000	18
Kobayashi Pharmaceutical Co., Ltd.	300	13
Kose Corp.	600	13
Lion Corp.	3,000	15
Unicharm Corp.	300	29

		117

Insurance 0.1%
Nissay Dowa General Insurance Co., Ltd.	3,000	13
The Fuji Fire & Marine Insurance Co., Ltd. *	12,000	14

		27

Materials 3.3%
Adeka Corp.	3,300	30
Aichi Steel Corp.	3,000	14
Air Water, Inc.	3,000	35
Chuetsu Pulp & Paper Co., Ltd.	1,000	2
Daicel Chemical Industries Ltd.	9,000	54
Daido Steel Co., Ltd.	15,000	51
Daiken Corp.	3,000	7
Dainichiseika Color & Chemical Mfg. Co., Ltd.	1,000	3
Daio Paper Corp.	4,000	34
Denki Kagaku Kogyo Kabushiki Kaisha	23,000	84
Dowa Holdings Co., Ltd.	14,000	82
FP Corp.	1,000	50
Furukawa-Sky Aluminum Corp.	4,000	6
Godo Steel Ltd.	3,000	6
Hokkan Holdings Ltd.	1,000	3
Hokuetsu Kishu Paper Co., Ltd.	3,000	15
Ishihara Sangyo Kaisha Ltd. *	13,000	11
Kansai Paint Co., Ltd.	4,000	34
Kureha Corp.	3,000	16
Kurimoto Ltd. *	7,000	7
Kyoei Steel Ltd.	1,000	22
Lintec Corp.	1,300	23
Maruichi Steel Tube Ltd.	1,000	19
Mitsubishi Paper Mills Ltd.	8,000	10
Mitsubishi Steel Mfg. Co., Ltd.	4,000	8
Nakayama Steel Works Ltd.	6,000	9
Nifco, Inc.	2,000	41
Nihon Parkerizing Co., Ltd.	1,000	12
Nippon Coke & Engineering Co., Ltd.	2,000	2
Nippon Kayaku Co., Ltd.	4,000	36
Nippon Light Metal Co., Ltd. *	48,000	42
Nippon Metal Industry Co., Ltd.	7,000	13
Nippon Paint Co., Ltd.	4,000	24
Nippon Shokubai Co., Ltd.	4,000	34
Nippon Soda Co., Ltd.	3,000	12
Nippon Yakin Kogyo Co., Ltd.	7,500	36
Nissan Chemical Industries Ltd.	4,000	52
Nittetsu Mining Co., Ltd.	2,000	11
See financial notes.     15

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Nof Corp.	3,000	14
Osaka Steel Co., Ltd.	1,000	18
Pacific Metals Co., Ltd.	4,000	30
Rengo Co., Ltd.	5,000	28
Sakai Chemical Industry Co., Ltd.	2,000	8
Sanyo Chemical Industries Ltd.	2,000	11
Sanyo Special Steel Co., Ltd.	6,000	22
Shin-Etsu Polymer Co., Ltd.	1,000	6
Sumitomo Bakelite Co., Ltd.	5,000	24
Sumitomo Light Metal Industries Ltd. *	25,000	22
Sumitomo Osaka Cement Co., Ltd.	10,000	17
Taiyo Nippon Sanso Corp.	5,000	56
Takasago International Corp.	1,000	5
Toagosei Co., Ltd.	6,000	21
Toho Zinc Co., Ltd.	4,000	20
Tokai Carbon Co., Ltd.	3,000	14
Tokushu Tokai Holdings Co., Ltd.	3,000	8
Tokuyama Corp.	6,000	38
Tokyo Ohka Kogyo Co., Ltd.	1,200	23
Tokyo Steel Manufacturing Co., Ltd.	3,400	45
Tomoku Co., Ltd.	3,000	7
Topy Industries Ltd.	10,000	19
Toyo Ink Mfg. Co., Ltd.	7,000	24
Toyo Kohan Co., Ltd.	1,000	5
Yamato Kogyo Co., Ltd.	900	27
Yodogawa Steel Works Ltd.	4,000	17
Zeon Corp.	9,000	41

		1,520

Media 0.2%
Asatsu-DK, Inc.	1,300	26
Avex Group Holdings, Inc.	1,000	9
Kadokawa Group Holdings, Inc.	500	12
Shochiku Co., Ltd.	1,000	9
Sky Perfect JSAT Holdings, Inc.	19	9
Toei Co., Ltd.	2,000	11
Toho Co., Ltd.	1,700	25
TV Asahi Corp.	7	11

		112

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Dainippon Sumitomo Pharma Co., Ltd.	1,700	17
Hisamitsu Pharmaceutical Co., Inc.	400	14
Kaken Pharmaceutical Co., Ltd.	1,000	9
Kissei Pharmaceutical Co., Ltd.	1,000	22
Kyorin Co., Ltd.	1,000	16
Kyowa Hakko Kirin Co., Ltd.	2,000	23
Mochida Pharmaceutical Co., Ltd.	1,000	10
Nippon Shinyaku Co., Ltd.	1,000	14
Rohto Pharmaceutical Co., Ltd.	1,000	13
Santen Pharmaceutical Co., Ltd.	700	24
Shionogi & Co., Ltd.	3,000	65
Tsumura & Co.	400	14

		241

Real Estate 0.5%
AEON Mall Co., Ltd.	1,000	21
Daibiru Corp.	1,000	9
Daikyo, Inc. *	33,000	82
Goldcrest Co., Ltd.	1,000	30
Iida Home Max	1,000	18
Joint Corp. (a)*	4,000	—
NTT Urban Development Corp.	19	15
Sumitomo Real Estate Sales Co., Ltd.	360	13
Tokyo Tatemono Co., Ltd.	11,000	52

		240

Retailing 1.9%
ABC-Mart, Inc.	1,000	29
Alpen Co., Ltd.	1,000	18
AOKl Holdings, Inc.	1,000	10
Aoyama Trading Co., Ltd.	2,000	32
ASKUL Corp.	1,000	20
Autobacs Seven Co., Ltd.	900	30
Belluna Co., Ltd.	2,000	9
Best Denki Co., Ltd.	6,000	26
Bic Camera, Inc.	83	31
Chiyoda Co., Ltd.	1,000	12
Chori Co., Ltd.	8,000	9
Culture Convenience Club Co., Ltd.	2,200	14
DCM Japan Holdings Co., Ltd.	2,000	13
Don Quijote Co., Ltd.	1,600	43
EDION Corp.	12,600	102
Fuji Co., Ltd.	1,000	20
GEO Corp.	21	22
Gulliver International Co., Ltd.	600	44
H2O Retailing Corp.	3,000	18
Hikari Tsushin, Inc.	400	7
Izumi Co., Ltd.	1,800	22
Joshin Denki Co., Ltd.	2,000	14
K’s Holdings Corp.	1,700	55
Keiyo Co., Ltd.	1,000	5
Kohnan Shoji Co., Ltd.	1,000	12
Kojima Co., Ltd.	5,000	25
Komeri Co., Ltd.	1,300	36
Nice Holdings, Inc. *	7,000	15
Nissen Holdings Co., Ltd.	1,000	3
Nitori Co., Ltd.	200	16
Parco Co., Ltd.	1,000	9
16     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Paris Miki Holdings, Inc.	1,000	8
Ryohin Keikaku Co., Ltd.	500	23
Shimachu Co., Ltd.	1,500	35
Shimamura Co., Ltd.	400	38
T-Gaia Corp.	8	15
USS Co., Ltd.	390	24
Xebio Co., Ltd.	600	14
Yokohama Reito Co., Ltd.	1,000	7

		885

Semiconductors & Semiconductor Equipment 0.5%
Dainippon Screen Mfg. Co., Ltd. *	14,000	60
Disco Corp.	400	22
Sanken Electric Co., Ltd.	7,000	25
Shinko Electric Industries Co., Ltd.	2,300	34
Tokyo Seimitsu Co., Ltd.	1,400	18
UKC Holdings Corp. *	2,000	29
ULVAC, Inc.	1,100	26

		214

Software & Services 0.9%
Capcom Co., Ltd.	800	13
CSK Holdings Corp. *	13,600	51
eAccess Ltd.	20	14
Fuji Soft, Inc.	1,300	23
Hitachi Information Systems Ltd.	500	16
Hitachi Software Engineering Co., Ltd.	500	14
ITOCHU Techno-Solutions Corp.	400	11
Konami Corp.	2,100	38
NEC Fielding Ltd.	1,000	15
Net One Systems Co., Ltd.	6	8
Nihon Unisys Ltd.	2,000	17
Nomura Research Institute Ltd.	2,900	63
NS Solutions Corp.	500	9
OBIC Co., Ltd.	80	14
Oracle Corp.	200	9
OTSUKA Corp.	400	21
Square Enix Holdings Co., Ltd.	700	17
Sumisho Computer Systems Corp.	500	8
Tecmo Koei Holdings Co., Ltd.	1,000	8
Trans Cosmos, Inc. *	1,600	14
Trend Micro, Inc.	1,000	35

		418

Technology Hardware & Equipment 1.7%
Anritsu Corp.	3,000	11
Canon Electronics, Inc.	1,000	20
Canon Finetech, Inc.	600	8
Cmk Corp.	2,000	14
Eizo Nanao Corp.	1,000	24
Hamamatsu Photonics K.K.	1,000	25
Hirose Electric Co., Ltd.	400	41
Hitachi Kokusai Electric, Inc.	2,000	15
Hitachi Maxell Ltd.	1,200	22
HORIBA Ltd.	1,000	24
Hosiden Corp.	2,500	30
Japan Aviation Electronics Industry Ltd.	2,000	12
Japan Radio Co., Ltd.	7,000	14
Kaga Electronics Co., Ltd.	1,000	10
Mabuchi Motor Co., Ltd.	1,500	72
Mitsumi Electric Co., Ltd.	3,100	63
Nichicon Corp.	2,000	20
Nidec Sankyo Corp.	2,000	15
Nippon Chemi-Con Corp.	6,000	22
Ryoden Trading Co., Ltd.	2,000	11
Ryosan Co., Ltd.	1,500	36
Ryoyo Electro Corp.	1,000	8
Sanshin Electronics Co., Ltd.	1,000	8
Shimadzu Corp.	3,000	21
Shinko Shoji Co., Ltd.	1,000	8
Star Micronics Co., Ltd.	1,000	8
Taiyo Yuden Co., Ltd.	5,000	56
Topcon Corp.	1,000	6
Toshiba Tec Corp.	6,000	24
Uniden Corp. *	6,000	14
Yamatake Corp.	1,000	21
YASKAWA Electric Corp.	6,000	47
Yokogawa Electric Corp.	9,700	79

		809

Transportation 0.8%
Daiichi Chuo Kisen Kaisha	5,000	12
Fukuyama Transporting Co., Ltd.	2,000	10
Hitachi Transport System Ltd.	1,000	13
Iino Kaiun Kaisha Ltd.	1,000	4
Japan Airport Terminal Co., Ltd.	1,000	14
Kamigumi Co., Ltd.	4,000	30
Keihin Electric Express Railway Co., Ltd.	4,000	32
Keisei Electric Railway Co., Ltd.	5,000	28
Kintetsu World Express, Inc.	1,000	23
Mitsubishi Logistics Corp.	3,000	33
Mitsui-Soko Co., Ltd.	2,000	7
Nippon Konpo Unyu Soko Co., Ltd.	1,000	11
Nishi-Nippon Railroad Co., Ltd.	5,000	19
Nissin Corp.	2,000	5
Sankyu, Inc.	7,000	31
Seino Holdings Co., Ltd.	7,000	52
Senko Co., Ltd.	2,000	7
Shinwa Kaiun Kaisha Ltd.	1,000	3
Sotetsu Holdings, Inc.	4,000	17
See financial notes.     17

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
The Sumitomo Warehouse Co., Ltd.	3,000	13
Tonami Transportation Co., Ltd.	1,000	3
Yusen Air & Sea Service Co., Ltd.	600	8

		375

Utilities 0.1%
Saibu Gas Co., Ltd.	4,000	11
Shizuoka Gas Co., Ltd.	2,000	15
The Okinawa Electric Power Co., Inc.	400	22
Tokai Corp.	1,000	6

		54

		11,106

Liechtenstein 0.1%

Banks 0.1%
Liechtensteinische Landesbank AG	291	19

Diversified Financials 0.0%
Verwaltungs-und Privat-Bank AG	177	19

		38

Luxembourg 0.3%

Health Care Equipment & Services 0.1%
Bellevue Funds *	1,163	51

Real Estate 0.1%
Gagfah S.A.	5,458	52

Telecommunication Services 0.1%
COLT Telecom Group S.A. *	19,038	38

		141

Netherlands 3.4%

Capital Goods 0.9%
Aalberts Industries N.V.	4,545	57
Arcadis N.V.	1,083	22
Draka Holdings N.V. *	2,962	55
Heijmans N.V., CVA *	5,073	90
Imtech N.V.	2,229	57
Koninklijke Boskalis Westminster N.V.	1,178	41
Wavin N.V.	45,640	94

		416

Commercial & Professional Supplies 0.1%
USG People N.V. *	3,223	56

Consumer Durables & Apparel 0.2%
Koninklijke Ten Cate N.V.	908	22
TomTom N.V. *	5,478	52

		74

Diversified Financials 0.1%
Kardan N.V. *	3,409	25

Energy 0.3%
Fugro N.V., CVA	1,468	82
SBM Offshore N.V.	2,853	54

		136

Food & Staples Retailing 0.1%
Sligro Food Group N.V.	380	12
Super De Boer *	7,523	52

		64

Food, Beverage & Tobacco 0.4%
CSM	3,908	103
Koninklijike Wessanen N.V. *	6,500	36
Nutreco Holding N.V.	1,232	62

		201

Health Care Equipment & Services 0.1%
Mediq N.V.	3,505	55

Materials 0.1%

AMG Advanced Metallurgical Group N.V. *	1,636	22

Media 0.0%
Telegraaf Media Groep N.V.	778	15

Real Estate 0.5%
Eurocommercial Properties N.V., CVA	1,209	52
Nieuwe Steen Investments N.V.	1,394	27
Vastned Offices/Industrial N.V.	1,522	26
VastNed Retail N.V.	790	53
Wereldhave N.V.	690	67

		225

Retailing 0.1%
Macintosh Retail Group N.V.	1,099	23

Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V. *	2,787	57

Software & Services 0.0%
Exact Holding N.V.	544	15

Technology Hardware & Equipment 0.3%
Gemalto N.V. *	1,222	51
Oce N.V. *	16,541	105

		156
18     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Transportation 0.1%
Koninklijke Vopak N.V. *	372	25
Smit Internationale N.V.	275	22

		47

		1,587

New Zealand 0.7%

Consumer Durables & Apparel 0.1%
Fisher & Paykel Appliances Holdings Ltd.	108,832	51

Consumer Services 0.1%
Sky City Entertainment Group Ltd.	15,974	39

Materials 0.1%
Nufarm Ltd.	4,954	51

Media 0.1%
Sky Network Television Ltd.	5,722	19

Real Estate 0.1%
AMP NZ Office Trust	25,104	15
Goodman Property Trust	12,340	9
Kiwi Income Property Trust	24,067	19

		43

Retailing 0.0%
The Warehouse Group Ltd.	4,231	14

Transportation 0.1%
Air New Zealand Ltd.	29,360	27
Auckland International Airport Ltd.	25,328	37

		64

Utilities 0.1%
Contact Energy Ltd. *	11,253	50
Vector Ltd.	7,288	10

		60

		341

Norway 2.0%

Banks 0.2%
Sparebanken 1 SMN	4,946	44
Sparebanken Rogaland	6,261	49

		93

Capital Goods 0.1%
Renewable Energy Corp. A/S *	2,600	15
Veidekke A.S.A.	4,661	36

		51

Diversified Financials 0.1%
ABG Sundal Collier Holding A.S.A.	26,516	35

Energy 0.6%
DNO International A.S.A. *	30,415	24
Dockwise Ltd. *	22,808	33
DOF A.S.A. *	1,764	10
Fred. Olsen Energy A.S.A.	541	21
Golar LNG Ltd.	1,668	21
Petroleum Geo-Services A.S.A. *	12,518	118
Subsea 7, Inc. *	3,699	52
TGS Nopec Geophysical Co., A.S.A. *	2,462	37

		316

Food, Beverage & Tobacco 0.3%
Austevoll Seafood A.S.A. *	2,666	16
Cermaq A.S.A. *	3,708	32
Leroy Seafood Group A.S.A.	660	12
Marine Harvest *	100,914	73

		133

Media 0.2%
Schibsted A.S.A. *	5,599	92

Real Estate 0.2%
Norwegian Property A.S.A. *	49,152	93

Software & Services 0.1%
Atea A.S.A.	5,295	35
EDB Business Partner A.S.A. *	2,462	11

		46

Technology Hardware & Equipment 0.1%
Tandberg A.S.A.	1,011	27

Transportation 0.1%
Stolt-Nielsen S.A.	2,243	31

		917

Portugal 0.4%

Banks 0.0%
Banif, SGPS, S.A. — Reg’d	5,376	10

Capital Goods 0.1%
Mota-Engil, SGPS, S.A.	3,132	19
Teixeira Duarte-Engenharia e Construcoes S.A. *	22,112	35

		54

Materials 0.1%
Portucel-Empresa Produtora de Pasta e Papel S.A.	6,134	17
See financial notes.     19

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Semapa — Sociedade de Investimento e Gestao, SGPS, S.A.	1,359	15
Sonae Industria-SGPS, S.A. *	9,087	33

		65

Media 0.1%
Zon Multimedia-Servicos de Telecomunicacoes e Multimedia SGPS S.A.	6,167	39

Retailing 0.0%
SAG GEST — Solucos Automovel Globais, SGPS, S.A.	6,290	13

Telecommunication Services 0.1%
Sonaecom, SGPS, S.A. *	7,558	22

		203

Singapore 2.7%

Capital Goods 0.2%
Cosco Corp.(Singapore) Ltd.	19,431	15
Haw Par Corp., Ltd.	7,000	28
Hong Leong Asia Ltd.	18,000	26
SembCorp Marine Ltd.	12,048	30

		99

Consumer Services 0.1%
Hotel Properties Ltd.	21,000	31

Diversified Financials 0.2%
First Ship Lease Trust	32,000	13
Kim Eng Holdings Ltd.	11,120	16
Macquarie International Infrastructure Fund Ltd.	72,000	21
Singapore Exchange Ltd.	13,000	74

		124

Food & Staples Retailing 0.1%
Olam International Ltd.	27,704	53

Food, Beverage & Tobacco 0.3%
Cerebos Pacific Ltd.	4,000	10
China Fishery Group Ltd. *	38,900	33
Golden Agri-Resources Ltd. *	216,554	65
Indofood Agri Resources Ltd. *	17,000	20

		128

Health Care Equipment & Services 0.0%
Parkway Holdings Ltd.	9,866	18

Real Estate 1.1%
Allgreen Properties Ltd.	32,000	26
Ascendas Real Estate Investment Trust (A-REIT)	30,000	39
CapitaCommercial Trust	105,302	79
CapitaMall Trust	65,000	73
CDL Hospitality Trusts	31,000	35
Fortune REIT	58,000	21
Guocoland Ltd.	6,000	8
K-REIT Asia	11,000	8
Keppel Land Ltd.	28,000	56
Mapletree Logistics Trust	38,000	20
Singapore Land Ltd.	8,000	31
UOL Group Ltd.	25,000	60
Wing Tai Holdings Ltd.	23,000	27
Yanlord Land Group Ltd.	14,000	22

		505

Semiconductors & Semiconductor Equipment 0.1%
Chartered Semiconductor Manufacturing Ltd. *	22,500	42
STATS ChipPAC Ltd. *	25,000	15

		57

Technology Hardware & Equipment 0.2%
Venture Corp., Ltd.	12,368	79

Telecommunication Services 0.1%
MobileOne Ltd.	13,000	16
StarHub Ltd.	9,000	12

		28

Transportation 0.3%
ComfortDelGro Corp., Ltd.	44,102	48
SIA Engineering Co., Ltd.	7,205	14
Singapore Airport Terminal Services Ltd.	25,749	45
Singapore Post Ltd.	26,000	18
SMRT Corp., Ltd.	7,000	8

		133

		1,255

Spain 1.9%

Banks 0.2%
Banco de Valencia S.A.	1,545	13
Banco Pastor S.A.	4,076	30
Bankinter S.A.	4,138	44

		87

Capital Goods 0.3%
Abengoa S.A.	1,214	32
Construcciones y Auxiliar de Ferrocarriles S.A.	44	22
Fluidra S.A.	2,601	12
20     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Obrascon Huarte Lain S.A.	2,700	72

		138

Commercial & Professional Supplies 0.0%
Prosegur, Compania de Seguridad S.A. - Reg’d	522	22

Consumer Services 0.3%
Codere S.A. *	1,135	11
NH Hoteles S.A. *	17,009	89
Sol Melia S.A.	3,563	31

		131

Diversified Financials 0.2%
Bolsas y Mercados Espanoles	1,622	54
Corporacion Financiera Alba S.A.	625	33

		87

Energy 0.0%
Tecnicas Reunidas S.A.	355	19

Food, Beverage & Tobacco 0.2%
Campofrio Food Group S.A.	944	10
Ebro Puleva S.A.	3,277	63
Pescanova S.A.	265	9
Sos Corp. Alimentaria S.A. *	3,435	10

		92

Insurance 0.1%
Grupo Catalana Occidente S.A.	1,587	38

Materials 0.1%
Cementos Portland Valderrivas S.A.	730	34
Ercros S.A. *	3,614	7
Grupo Empresarial Ence S.A. *	5,147	21
La Seda de Barcelona S.A., Class B *	15,006	8
Tubos Reunidos S.A.	3,015	9

		79

Media 0.2%
Antena 3 de Television S.A. *	3,534	30
Promotora de Informaciones S.A. (Prisa) *	11,323	54

		84

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A.	933	12
Grifols S.A.	995	16

		28

Real Estate 0.0%
Realia Business S.A. *	4,472	12

Software & Services 0.1%
Indra Sistemas S.A.	1,747	41

Transportation 0.1%
Cintra Concesiones de Infraestructuras de Transporte S.A.	3,136	32

		890

Sweden 3.7%

Capital Goods 1.3%
Alfa Laval AB	4,739	58
Cardo AB	858	23
Haldex AB *	3,239	28
Hexagon AB, Class B	5,211	68
Lindab International AB	4,257	45
Peab AB	7,731	49
Saab AB, Class B	2,810	37
Trelleborg AB, B Shares *	48,622	295

		603

Commercial & Professional Supplies 0.1%
Intrum Justitia AB	1,285	16
Niscayah Group AB	18,790	44

		60

Consumer Durables & Apparel 0.2%
JM AB *	3,801	56
Nobia AB *	6,695	42

		98

Diversified Financials 0.2%
D. Carnegie & Co. AB (a)*	851	—
Investment AB Oresund	1,087	19
Ratos AB, B Shares	3,441	80

		99

Energy 0.1%
Lundin Petroleum AB *	5,208	44

Food & Staples Retailing 0.1%
Axfood AB	958	28
Hakon Invest AB	1,605	27

		55

Food, Beverage & Tobacco 0.2%
AarhusKarlshamn AB	1,042	21
Swedish Match AB	2,653	55

		76

Health Care Equipment & Services 0.1%
Getinge AB, Class B	3,858	72
See financial notes.     21

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Materials 0.2%
Billerud *	16,616	92

Media 0.7%
Eniro AB *	39,055	180
Modern Times Group, B Shares	3,167	137

		317

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	2,678	24

Real Estate 0.4%
Castellum AB	2,000	19
Fabege AB	8,174	47
Hufvudstaden AB, A Shares	1,586	13
Klovern AB	4,155	13
Kungsleden AB	7,530	52
Wallenstam AB, Class B	1,445	24

		168

		1,708

Switzerland 3.4%

Automobiles & Components 0.2%
Rieter Holding AG — Reg’d *	367	82

Banks 0.1%
Banque Cantonale Vaudoise — Reg’d	52	20
Basler Kantonalbank	311	36
St. Galler Kantonalbank — Reg’d	32	14

		70

Capital Goods 0.9%
Bobst Group AG *	469	17
Bucher Industries AG — Reg’d	308	33
Daetwyler Holding AG	286	14
Geberit AG — Reg’d	406	67
Georg Fischer AG — Reg’d *	324	85
Implenia AG *	1,015	28
Kaba Holding AG, Class B — Reg’d	89	21
OC Oerlikon Corp. AG — Reg’d *	1,233	78
Sulzer AG — Reg’d	821	64

		407

Consumer Durables & Apparel 0.2%
AFG Arbonia-Forster Holding AG *	1,563	33
Forbo Holding AG — Reg’d *	152	43
Metall Zug AG	6	14

		90

Consumer Services 0.1%
Kuoni Reisen Holding AG — Reg’d	86	29

Diversified Financials 0.3%
Athris Holding AG *	10	10
Bank Sarasin & Cie AG Class B — Reg’d *	778	31
Compagnie Financiere Tradition S.A.	78	10
EFG International AG	1,584	27
Gottex Fund Management Holdings Ltd.	1,635	14
Partners Group Holding AG	100	12
Vontobel Holding AG — Reg’d	975	31

		135

Food, Beverage & Tobacco 0.3%
Aryzta AG *	1,315	52
Barry Callebaut AG — Reg’d *	41	23
Bell Holding AG — Reg’d	10	15
Emmi AG — Reg’d	93	11
Lindt & Spruengli AG	5	11
Lindt & Spruengli AG — Reg’d	1	25

		137

Health Care Equipment & Services 0.2%
Galenica AG — Reg’d	44	15
Nobel Biocare Holding AG — Reg’d	1,431	41
Sonova Holding AG — Reg’d	525	54
Straumann Holding AG — Reg’d	41	10

		120

Materials 0.3%
EMS-Chemie Holding AG — Reg’d	331	37
Schmolz & Bickenbach AG — Reg’d	2,132	58
Sika AG	31	42

		137

Media 0.1%
PubliGroupe S.A. — Reg’d *	316	30

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Actelion Ltd. — Reg’d *	231	13
Lonza Group AG — Reg’d	448	35

		48

Real Estate 0.2%
Allreal Holding AG — Reg’d	141	17
PSP Swiss Property AG — Reg’d *	570	32
Swiss Prime Site AG — Reg’d *	630	35

		84

Retailing 0.2%
Charles Vogele Holding AG *	396	16
Dufry Group — Reg’d *	509	32
22     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Valora Holding AG — Reg’d	146	35

		83

Technology Hardware & Equipment 0.2%
Kudelski S.A.	1,055	21
Logitech International S.A. — Reg’d *	3,260	56

		77

Transportation 0.0%
Flughafen Zuerich AG — Reg’d	66	19

Utilities 0.0%
Romande Energie Holding S.A. — Reg’d	8	16

		1,564

United Kingdom 14.1%

Banks 0.2%
Paragon Group Cos. plc	34,497	82

Capital Goods 2.7%
Ashtead Group plc	59,300	78
Bodycote plc	13,325	36
BSS Group plc	3,272	14
Carillion plc	12,836	62
Charter International plc	5,553	63
Cobham plc	14,525	52
Cookson Group plc *	21,676	129
Fenner plc	11,506	30
Galliford Try plc	7,508	42
IMI plc	11,794	83
Interserve plc	9,311	36
Keller Group plc	3,008	35
Kier Group plc	2,484	39
Meggitt plc	20,742	83
Melrose plc	9,732	27
Morgan Crucible Co. plc	12,974	33
Morgan Sindall plc	2,289	21
Qinetiq Group plc	15,490	42
SIG plc	90,582	176
Speedy Hire plc	67,419	40
Spirax-Sarco Engineering plc	1,548	28
The Weir Group plc	6,175	71
Ultra Electronics Holdings plc	850	19
VT Group plc	3,612	32

		1,271

Commercial & Professional Supplies 1.3%
Aggreko plc	4,607	57
Babcock International Group plc	3,333	33
Capita Group plc	5,237	65
De La Rue plc	1,951	29
Hays plc	45,273	73
Homeserve plc	1,441	38
Intertek Group plc	2,028	42
Michael Page International plc	5,342	28
Mitie Group plc	8,028	31
Regus plc	17,962	30
Serco Group plc	6,436	53
Shanks Group plc	32,232	46
The Davis Service Group plc	10,043	69
WS Atkins plc	2,978	28

		622

Consumer Durables & Apparel 0.6%
Bellway plc	5,992	72
Bovis Homes Group plc	5,931	40
Burberry Group plc	9,131	80
Redrow plc *	24,165	56
The Berkeley Group Holdings plc *	3,064	43

		291

Consumer Services 0.4%
Greene King plc	9,814	63
J.D. Wetherspoon plc	3,929	30
Marston’s plc	43,804	62
Millennium & Copthorne Hotels plc	3,687	20
PartyGaming plc *	3,897	15
Restaurant Group plc	5,319	16

		206

Diversified Financials 1.2%
Aberdeen Asset Management plc	15,461	33
Ashmore Group plc	6,641	30
Cattles plc (a)*	247,655	14
Close Brothers Group plc	6,109	70
Collins Stewart plc	12,106	16
F&C Asset Management plc	25,309	31
IG Group Holdings plc	3,195	16
Intermediate Capital Group plc	42,508	177
International Personal Finance	12,091	40
Provident Financial plc	4,453	68
Tullett Prebon plc	10,052	60

		555

Energy 0.8%
Cairn Energy plc *	933	40
Dana Petroleum plc *	1,740	36
Hunting plc	4,310	37
John Wood Group plc	8,031	42
Petrofac Ltd.	2,633	41
Premier Oil plc *	2,436	47
Tullow Oil plc	3,944	76
See financial notes.     23

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
UK Coal plc *	14,611	21
Venture Production plc	3,066	43

		383

Food, Beverage & Tobacco 0.4%
Britvic plc	8,321	48
Dairy Crest Group plc	9,503	62
Greggs plc	2,114	15
Northern Foods plc	38,648	40
Robert Wiseman Dairies plc	1,203	9

		174

Health Care Equipment & Services 0.1%
Southern Cross Healthcare Ltd. *	7,848	16
SSL International plc	2,735	28

		44

Household & Personal Products 0.1%
McBride plc	6,844	25
PZ Cussons plc	3,523	14

		39

Insurance 0.5%
Admiral Group plc	2,421	41
Beazley plc	9,841	17
Brit Insurance Holdings plc	15,472	53
Catlin Group Ltd.	9,345	50
Chaucer Holdings plc	21,130	16
Hiscox Ltd.	8,544	45
Jardine Lloyd Thompson Group plc	2,387	18
St. James’s Place plc	3,024	13

		253

Materials 0.9%
Aquarius Platinum Ltd. *	7,589	32
Croda International plc	2,976	36
DS Smith plc	42,582	81
Elementis plc	20,925	22
Ferrexpo plc	5,604	14
Filtrona plc	7,076	19
Gem Diamonds Ltd. *	10,351	39
Hochschild Mining plc	2,110	10
Marshalls plc	20,356	32
Petropavlovsk plc *	4,445	76
Yule Catto & Co. plc *	14,037	39

		400

Media 0.6%
Euromoney Institutional Investor plc	2,458	15
Informa plc	17,888	86
Johnston Press plc *	329,297	152
Taylor Nelson Sofres plc *	5,062	23

		276

Real Estate 0.8%
Big Yellow Group plc *	5,173	33
CLS Holdings plc *	3,034	23
Daejan Holdings plc	306	13
Derwent London plc	4,062	83
Grainger plc	6,213	29
Great Portland Estates plc	11,509	46
Invista Foundation Property Trust Ltd.	53,420	39
Mapeley Ltd. (a)*	2,199	—
Savills plc	3,183	17
Shaftesbury plc	6,296	39
St. Modwen Properties plc *	4,087	15
Workspace Group plc	90,007	30

		367

Retailing 1.5%
Carpetright plc	2,127	31
Debenhams plc	115,657	147
Galiform plc *	96,012	118
Game Group plc	5,962	14
Halfords Group plc	6,211	40
Headlam Group plc	3,641	19
HMV Group plc	18,828	34
JJB Sports plc *	231,004	113
Mothercare plc	3,250	31
N Brown Group plc	3,713	16
Smiths News plc	19,601	39
Sports Direct International	18,312	29
WH Smith plc	5,331	44

		675

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	13,060	32
CSR plc *	5,784	42

		74

Software & Services 0.4%
Autonomy Corp. plc *	1,118	25
Computacenter plc	12,533	58
Dimension Data Holdings plc	54,128	63
Misys plc *	13,375	45
Xchanging plc	2,762	10

		201

Technology Hardware & Equipment 0.4%
Electrocomponents plc	20,369	49
Halma plc	6,038	23
Laird plc	22,923	55
Premier Farnell plc	12,511	29
24     See financial notes.

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Spectris plc	4,036	45

		201

Telecommunication Services 0.2%
Inmarsat plc	4,493	41
KCOM Group plc	58,646	39

		80

Transportation 0.6%
Air Berlin plc *	4,972	25
BBA Aviation plc	35,553	90
Forth Ports plc	1,428	26
Go-Ahead Group plc	2,641	61
Stagecoach Group plc	20,720	49
Wincanton plc	13,556	49

		300

Utilities 0.2%
Northumbrian Water Group plc	9,789	37
Pennon Group plc	7,409	55

		92

		6,586

United States 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Perrigo Co.	771	28

Total Common Stock (Cost $41,590)		46,260

Preferred Stock 0.4% of net assets

Germany 0.4%

Capital Goods 0.1%
Jungheinrich AG	2,854	53

Consumer Durables & Apparel 0.1%
Hugo Boss AG	1,518	57

Health Care Equipment & Services 0.1%
Draegerwerk AG & Co. KGAA	1,032	37

Materials 0.0%
Dyckerhoff AG	238	15
Fuchs Petrolub AG	175	14

		29

Transportation 0.1%
Sixt AG	1,541	33

Total Preferred Stock (Cost $178)		209

Rights 0.1% of net assets

Australia 0.1%

Capital Goods 0.0%
CSR Ltd. (a)*	11,791	3

Health Care Equipment & Services 0.0%
Australian Pharmaceutical (a)*	22,666	2

Real Estate 0.1%
ING Industrial Fund (a)*	657,016	20

		25

Bermuda 0.0%

Food, Beverage & Tobacco 0.0%
First Pacific Co., Ltd. (a)*	11,800	2

Hong Kong 0.0%

Real Estate 0.0%
New World China Land Ltd. *	22,200	1

Norway 0.0%

Banks 0.0%
Sparebank *	659	1

Energy 0.0%
Dockwise Ltd. (a)*	6,076	1

		2

Singapore 0.0%

Real Estate 0.0%
K-REIT Asia *	11,000	1

United Kingdom 0.0%

Technology Hardware & Equipment 0.0%
Laird plc *	11,461	8

Total Rights (Cost $8)		39

Warrants 0.0% of net assets

Hong Kong 0.0%

Energy 0.0%
HKC Holdings Ltd. *	7,600	—
Hong Kong Energy Holdings Ltd. *	524	—

Total Warrants (Cost $—)		—

See financial notes.     25

Schwab Fundamental International Small-Mid Company Index Fund
Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.3% of net assets
Wells Fargo, San Francisco Time Deposit 0.03%, 11/02/09	149	149

Total Short-Term Investment (Cost $149)		149

End of Investments.
(All dollar amounts are x 1,000)
At 10/31/09, the tax basis cost of the fund’s investments was $43,587 and the unrealized appreciation and depreciation were $4,949 and ($1,879), respectively, with a net unrealized appreciation of $3,070.
At 10/31/09, the values of certain foreign securities held by the fund aggregating $x,xxx were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.

(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
CVA – Dutch Certificate
Reg’d – Registered
REIT – Real Estate Investment Trust.
26     See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings as of October 31, 2009
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

92.4%	Common Stock	89,073	110,112
8.9%	Preferred Stock	7,790	10,657
—%	Short-Term Investments	46	46

101.3%	Total Investments	96,909	120,815
(1.3)%	Other Assets and Liabilities, Net		(1,585)

100.0%	Total Net Assets		119,230

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 92.4% of net assets

Argentina 0.1%

Energy 0.1%
Petrobras Energia S.A., Class B *	60,473	103

Brazil 3.1%

Banks 0.3%
Banco do Brasil S.A.	25,500	408

Capital Goods 0.2%
Empresa Brasileira de Aeronautica S.A. *	40,500	206

Energy 0.7%
Petroleo Brasileiro S.A.	34,800	800

Food, Beverage & Tobacco 0.1%
Companhia de Bebidas das Americas	400	30
Souza Cruz S.A.	1,600	57

		87

Materials 1.3%
Companhia Siderurgica Nacional S.A.	10,800	357
Companhia Vale do Rio Doce	16,200	412
Gerdau S.A.	3,200	37
Usinas Siderurgicas de Minas Gerais S.A.	2,200	54
Votorantim Celulose e Papel S.A. *	53,842	743

		1,603

Telecommunication Services 0.1%
Tele Norte Leste Participacoes S.A.	1,500	35
Telesp — Telecomunicacoes de Sao Paulo S.A.	2,800	62
Tim Participacoes S.A. *	6,100	19

		116

Utilities 0.4%
Centrais Eletricas Brasileiras S.A.	19,600	277
Companhia de Saneamento Basico do Estado de Sao Paulo	3,000	57
Companhia Energetica de Minas Gerais	405	5
CPFL Energia S.A.	2,600	45
Tractebel Energia S.A.	4,300	51

		435

		3,655

Chile 0.5%

Banks 0.1%
Banco de Chile	520,719	41
Banco Santander Chile S.A.	863,914	44

		85

Capital Goods 0.1%
Empresas Copec S.A.	11,434	154

Food & Staples Retailing 0.0%
Cencosud S.A.	15,127	47

Retailing 0.1%
S.A.C.I. Falabella S.A.	10,642	51

Utilities 0.2%
Empresa Nacional de Electricidad S.A.	69,319	106
Enersis S.A.	495,368	176

		282

		619
See financial notes.   1

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
China 20.7%

Automobiles & Components 0.1%
Dongfeng Motor Group Co., Ltd., Class H	70,000	83

Banks 5.4%
Bank of China Ltd., Class H	4,241,000	2,460
Bank of Communications Co., Ltd., Class H	229,000	274
China CITIC Bank, Class H	525,000	393
China Construction Bank Corp., Class H	674,000	581
China Merchants Bank Co., Ltd., Class H	198,850	509
Industrial & Commercial Bank of China Ltd., Class H	2,758,000	2,194

		6,411

Capital Goods 0.8%
China Communications Construction Co., Ltd., Class H	63,000	68
China International Marine Containers (Group) Co., Ltd., Class B	131,000	130
China Railway Construction Corp., Ltd., Class H	185,500	246
China Railway Group Ltd., Class H *	513,000	404
Shanghai Electric Group Co., Ltd., Class H	332,000	156

		1,004

Energy 10.2%
China Coal Energy Co., Class H	200,000	278
China Petroleum & Chemical Corp., Class H	3,782,000	3,207
China Shenhua Energy Co., Ltd., Class H	362,000	1,624
PetroChina Co., Ltd., Class H	5,625,000	6,769
Yanzhou Coal Mining Co., Ltd., Class H	156,000	241

		12,119

Insurance 1.4%
China Life Insurance Co., Ltd., Class H	248,000	1,140
PICC Property & Casualty Co., Ltd., Class H *	62,000	46
Ping An Insurance (Group) Co., of China Ltd., Class H	52,000	456

		1,642

Materials 1.3%
Aluminum Corp. of China Ltd., Class H	537,000	585
Angang Steel Co., Ltd., Class H	154,000	284
Jiangxi Copper Co., Ltd., Class H	115,000	261
Maanshan Iron & Steel Co., Ltd., Class H *	447,000	269
Sinopec Shanghai Petrochemical Co., Ltd., Class H *	420,000	168

		1,567

Telecommunication Services 0.2%
China Telecom Corp., Ltd., Class H	620,000	274

Transportation 1.0%
Air China Ltd., Class H *	304,000	164
China COSCO Holdings Co., Ltd., Class H	360,000	444
China Shipping Container Lines Co., Ltd., Class H *	780,000	279
China Shipping Development Co., Ltd., Class H	91,000	128
China Southern Airlines Co., Ltd., Class H *	549,500	160

		1,175

Utilities 0.3%
Datang International Power Generation Co., Ltd., Class H	309,000	147
Huaneng Power International, Inc., Class H	359,000	229

		376

		24,651

Columbia 0.1%

Banks 0.0%
Bancolombia S.A.	7,824	76
Diversified Financials 0.1%
Suramericana de Inversiones S.A.	8,190	92

		168

Czech Republic 0.4%

Banks 0.1%
Komercni Banka A/S	483	95
Materials 0.0%
Unipetrol A/S *	6,991	52

Telecommunication Services 0.2%
Telefonica 02 Czech Republic A/S	7,900	186
2    See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Utilities 0.1%
CEZ A/S	3,358	165

		498

Hong Kong 0.1%

Real Estate 0.1%
China Vanke Co., Ltd., Class B	116,100	144

Hungary 1.0%

Banks 0.6%
OTP Bank Nyrt. plc *	25,473	716
Energy 0.3%
MOL Hungarian Oil & Gas Nyrt. *	4,305	360
Telecommunication Services 0.1%
Magyar Telekom Telecommunications plc	23,706	102

		1,178

India 5.5%

Banks 1.6%
Axis Bank Ltd.	41,106	780
Bank of Baroda	7,075	76
Canara Bank Ltd.	5,588	41
HDFC Bank Ltd.	7,658	261
Housing Development Finance Corp., Ltd.	2,352	131
ICICI Bank Ltd.	18,145	300
Punjab National Bank Ltd.	4,782	86
State Bank of India	4,605	212

		1,887

Capital Goods 0.3%
Bharat Heavy Electricals Ltd.	998	47
Larsen & Toubro Ltd.	5,852	192
Tata Motors Ltd.	13,295	157

		396

Diversified Financials 0.4%
Infrastructure Development Finance Co., Ltd.	131,151	405
Power Finance Corp.	9,453	44

		449

Energy 0.9%
Bharat Petroleum Corp., Ltd.	7,994	87
Cairn India Ltd. *	15,134	84
Hindustan Petroleum Corp., Ltd.	15,272	114
Indian Oil Corp., Ltd.	9,504	62
Oil & Natural Gas Corp., Ltd.	8,048	192
Reliance Industries Ltd.	12,191	492

		1,031

Food, Beverage & Tobacco 0.5%
Balrampur Chini Mills Ltd.	138,991	435
ITC Ltd.	23,948	129

		564

Household & Personal Products 0.0%
Hindustan Unilever Ltd.	6,436	38

Materials 1.1%
Grasim Industries Ltd.	2,045	94
Hindalco Industries Ltd.	111,119	285
Steel Authority of India Ltd.	18,374	63
Sterlite Industries (India) Ltd.	11,945	193
Tata Steel Ltd.	54,109	535
Welspun Gujarat Stahl Rohren Ltd.	31,912	171

		1,341

Real Estate 0.1%
DLF Ltd.	7,513	58

Software & Services 0.3%
Infosys Technologies Ltd.	5,637	263
Tata Consultancy Services	3,439	46
Wipro Ltd.	4,366	56

		365

Telecommunication Services 0.1%
Bharti Airtel Ltd.	8,658	54
Reliance Communications Ltd.	15,363	56
Tata Communications Ltd.	7,484	61

		171

Utilities 0.2%
Gail India Ltd.	7,786	57
Jaiprakash Hydro Power Ltd.	47,597	63
NTPC Ltd.	9,006	40
Power Grid Corp. of India Ltd.	19,966	44

		204

		6,504

Indonesia 0.9%

Automobiles & Components 0.3%
PT Astra International Tbk	105,000	338

Banks 0.3%
PT Bank Central Asia Tbk	223,500	105
PT Bank Mandiri	147,000	71
PT Bank Negara Indonesia (Persero) Tbk	443,500	84
See financial notes.    3

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
PT Bank Rakyat Indonesia	195,500	142

		402

Telecommunication Services 0.3%
PT Indosat Tbk	74,500	40
PT Telekomunikasi Indonesia	289,500	249

		289

		1,029

Malaysia 1.7%

Banks 0.8%
CIMB Group Holdings Berhad	73,400	266
Malayan Banking Berhad	226,500	439
Public Bank Berhad	69,600	217

		922

Capital Goods 0.3%
Sime Darby Berhad	145,200	375

Consumer Services 0.1%
Genting Berhad	86,100	181

Food, Beverage & Tobacco 0.1%
IOI Corp. Berhad	75,300	117

Telecommunication Services 0.2%
Axiata Group Berhad *	149,300	127
Digi.com Berhad	6,000	39
Telekom Malaysia Berhad	64,000	56

		222

Transportation 0.1%
MISC Berhad	28,500	74

Utilities 0.1%
Petronas Gas Berhad	13,100	38
Tenaga Nasional Berhad	27,900	68
YTL Power International Berhad	59,007	37

		143

		2,034

Mexico 5.4%

Banks 0.3%
Grupo Financiero Banorte S.A.B. de C.V., Class O	107,800	354
Grupo Financiero Inbursa S.A.B. de C.V., Class O	16,100	45

		399

Capital Goods 0.3%
Alfa S.A.B., Class A	43,500	223
Grupo Carso S.A.B de C.V., Series A1	31,000	96

		319

Food & Staples Retailing 0.2%
Organizacion Soriana S.A.B de C.V., Series B *	26,300	59
Wal-Mart de Mexico S.A.B. de C.V., Series V	50,700	180

		239

Food, Beverage & Tobacco 1.0%
Coca-Cola Femsa S.A.B. de C.V. (Femsa), Series L	58,800	320
Fomento Economico Mexicano S.A.B. de C.V.	102,500	435
Grupo Bimbo S.A.B. de C.V., Series A	12,300	71
Grupo Modelo S.A. de C.V., Series C *	79,200	367

		1,193

Materials 1.6%
Cemex S.A.B. de C.V. *	964,604	1,005
Grupo Mexico S.A.B. de C.V., Series B *	463,374	912

		1,917

Media 0.2%
Grupo Televisa S.A., Series CPO	50,000	191

Telecommunication Services 1.8%
America Movil S.A.B. de C.V., Series L	405,900	891
Carso Global Telecom S.A.B. de C.V., Class A1 *	60,100	233
Telefonos de Mexico S.A.B. de C.V.	747,100	633
Telmex Internacional S.A.B. de C.V., Class L	590,000	380

		2,137

		6,395

Philippines 0.1%

Telecommunication Services 0.1%
Philippine Long Distance Telephone Co.	1,590	85

Poland 1.2%

Banks 0.3%
Bank Pekao S.A. *	3,559	191
4    See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Powszechna Kasa Oszczednosci Bank Polski S.A.	20,218	240

		431

Energy 0.4%
Polski Koncern Naftowy Orlen S.A. *	41,192	428
Polskie Gornictwo Naftowe I Gazownictwo S.A.	72,089	88

		516

Materials 0.3%
KGHM Polska Miedz S.A.	9,934	334
Telecommunication Services 0.2%
Telekomunikacja Polska S.A.	33,371	196

		1,477

Republic of Korea 25.6%

Automobiles & Components 3.4%
Hyundai Mobis	5,383	718
Hyundai Motor Co.	19,724	1,789
Kia Motors Corp. *	36,580	543
S&T Daewoo Co., Ltd. *	27,350	591
S&T Dynamics Co., Ltd.	29,570	364

		4,005

Banks 2.2%
Hana Financial Group, Inc.	15,540	461
Industrial Bank of Korea *	14,430	175
KB Financial Group, Inc. *	2	—
Korea Exchange Bank	32,150	365
Shinhan Financial Group Co., Ltd. *	31,540	1,197
Woori Finance Holdings Co., Ltd. *	28,920	389

		2,587

Capital Goods 4.1%
CJ Corp.	2,628	105
Daelim Industrial Co., Ltd.	4,419	280
Daewoo Engineering & Construction Co., Ltd.	4,770	48
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	2,390	31
Doosan Corp.	2,365	164
Doosan Heavy Industries & Construction Co., Ltd.	1,059	57
GS Engineering & Construction Corp.	2,419	212
Hyundai Engineering & Construction Co., Ltd.	2,295	127
Hyundai Heavy Industries Co., Ltd.	1,915	262
Hyundai Mipo Dockyard Co., Ltd.	552	45
KCC Corp.	211	61
Korea Electric Terminal Co., Ltd.	16,110	275
Kumho Industrial Co., Ltd.	6,860	58
LG Corp.	15,956	904
LG Hausys Ltd. *	651	65
LG International Corp.	7,720	189
LS Corp.	2,260	185
Samsung C&T Corp.	9,130	372
Samsung Heavy Industries Co., Ltd.	4,950	94
SK Holdings Co., Ltd.	13,185	1,046
SK Networks Co., Ltd.	11,718	111
STX Offshore & Shipbuilding Co., Ltd.	16,760	179

		4,870

Consumer Durables & Apparel 0.8%
LG Electronics, Inc.	9,753	907

Diversified Financials 0.1%
Meritz Securities Co., Ltd.	108,830	109
Samsung Card Co., Ltd.	987	39

		148

Energy 0.7%
GS Holdings Corp.	6,880	170
S-Oil Corp.	5,965	289
SK Energy Co., Ltd.	4,700	432

		891

Food & Staples Retailing 0.1%
Shinsegae Co., Ltd.	380	164

Food, Beverage & Tobacco 1.0%
KT&G Corp.	1,275	74
Lotte Chilsung Beverage Co., Ltd.	1,677	1,148

		1,222

Insurance 0.2%
Samsung Fire & Marine Insurance Co., Ltd.	1,334	243

Materials 4.6%
Dongbu HiTek Co., Ltd. *	49,740	257
Dongkuk Steel Mill Co., Ltd.	4,390	93
Hanwha Chemical Corp.	6,330	59
Hanwha Corp.	12,619	403
Honam Petrochemical Corp.	22,859	1,568
Hyosung Corp.	2,269	125
Hyundai Steel Co.	2,777	176
See financial notes.   5

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Korea Kumho Petrochemical Co., Ltd.	7,440	144
KP Chemical Corp. *	110,780	640
LG Chem Ltd.	2,193	378
POSCO	4,071	1,687

		5,530

Media 1.4%
CJ CGV	14,240	233
CJ Internet Corp.	5,167	54
Daekyo Co., Ltd.	77,560	313
ON*Media Corp. *	370,150	1,043

		1,643

Retailing 0.3%
GS Home Shopping, Inc.	3,001	202
Lotte Shopping Co., Ltd.	672	190

		392

Semiconductors & Semiconductor Equipment 3.8%
Hynix Semiconductor, Inc. *	52,230	775
Samsung Electronics Co., Ltd.	6,170	3,713

		4,488

Software & Services 0.1%
NHN Corp. *	925	136

Technology Hardware & Equipment 1.1%
Daeduck GDS Co., Ltd.	79,250	670
LG Display Co., Ltd.	15,020	360
Samsung SDI Co., Ltd.	2,898	331

		1,361

Telecommunication Services 0.6%
KT Corp.	10,003	326
LG Telecom Ltd.	5,354	40
SK Telecom Co., Ltd.	1,918	292

		658

Transportation 0.3%
Hanjin Shipping Co., Ltd.	9,030	123
Hyundai Merchant Marine Co., Ltd.	2,400	49
Korean Air Lines Co., Ltd. *	4,433	169

		341

Utilities 0.8%
Korea Electric Power Corp. *	29,940	848
Korea Gas Corp.	2,036	86

		934

		30,520

Russia 7.1%

Banks 1.2%
Sberbank GDR — Reg’d	4,750	1,159
VTB Bank OJSC GDR — Reg’d	63,160	251

		1,410

Energy 4.8%
Gazprom ADR	97,639	2,341
Gazprom Neft ADR	4,362	113
LUKOIL ADR	31,880	1,849
Rosneft Oil Co. GDR *	41,255	314
Surgutneftegaz ADR	69,697	615
Tatneft ADR	18,211	472

		5,704

Materials 0.6%
Cherepovets MK Severstal GDR — Reg’d	19,347	139
Mining & Metallurgical Co., Norilsk Nickel ADR *	46,813	615

		754

Telecommunication Services 0.5%
Mobile TeleSystems ADR	6,010	272
Sistema JSFC GDR *	20,544	334

		606

Utilities 0.0%
Federal Grid Co. Unified Energy System JSC GDR *	285	2

		8,476

South Africa 5.9%

Banks 0.9%
ABSA Group Ltd.	14,267	226
Nedbank Group Ltd.	11,481	173
Standard Bank Group Ltd.	57,314	715

		1,114

Capital Goods 0.6%
Aveng Ltd.	27,464	146
Barloworld Ltd.	39,415	246
Bidvest Group Ltd.	21,791	341

		733

Consumer Durables & Apparel 0.2%
Steinhoff International Holdings Ltd.	91,044	220

Diversified Financials 0.9%
FirstRand Ltd.	197,491	445
Investec Ltd.	17,096	126
6    See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Remgro Ltd.	24,873	291
RMB Holdings Ltd.	43,045	157

		1,019

Energy 0.5%
Sasol	15,378	576

Insurance 0.3%
Sanlam Ltd.	130,203	357

Materials 1.5%
Anglo Platinum Ltd. *	2,579	223
AngloGold Ashanti Ltd.	3,273	122
ArcelorMittal South Africa Ltd.	8,977	121
Gold Fields Ltd.	13,120	168
Impala Platinum Holdings Ltd.	23,660	521
Mondi Ltd.	74,778	422
Sappi Ltd.	49,558	183

		1,760

Media 0.2%
Naspers Ltd., Class N	7,368	266

Retailing 0.2%
Imperial Holdings Ltd.	24,588	253

Telecommunication Services 0.6%
MTN Group Ltd.	28,269	421
Telkom South Africa Ltd.	22,596	127
Vodacom Group (Pty) Ltd. *	30,867	214

		762

		7,060

Taiwan 10.2%

Banks 0.5%
China Development Financial Holding Corp. *	454,275	118
Chinatrust Financial Holding Co., Ltd.	413,188	248
Mega Financial Holding Co., Ltd.	479,000	267

		633

Capital Goods 0.2%
Far Eastern Textile Ltd.	240,152	283

Consumer Durables & Apparel 0.3%
Pou Chen Corp.	197,713	136
Tatung Co., Ltd. *	726,000	160

		296

Diversified Financials 0.2%
Fubon Financial Holding Co., Ltd. *	174,000	193

Energy 0.7%
Formosa Petrochemical Corp.	326,030	795

Food, Beverage & Tobacco 0.1%
Uni-President Enterprises Corp.	119,485	133

Insurance 0.5%
Cathay Financial Holding Co., Ltd. *	358,850	616

Materials 2.0%
China Steel Corp.	744,063	661
Formosa Chemicals & Fibre Corp.	318,420	593
Formosa Plastics Corp.	198,820	381
Nan Ya Plastics Corp.	426,160	678
Taiwan Cement Corp.	100,100	103

		2,416

Semiconductors & Semiconductor Equipment 1.7%
Advanced Semiconductor Engineering, Inc.	253,070	199
MediaTek, Inc.	17,074	239
Nanya Technology Corp. *	109,773	78
Powerchip Semiconductor Corp. *	799,000	89
Siliconware Precision Industries Co.	94,270	124
Taiwan Semiconductor Manufacturing Co., Ltd.	461,689	837
United Microelectronics Corp. *	893,965	430

		1,996

Technology Hardware & Equipment 3.3%
Acer, Inc.	99,306	234
Asustek Computer, Inc.	207,546	381
AU Optronics Corp.	287,800	255
Chi Mei Optoelectronics Corp. *	568,150	284
Chunghwa Picture Tubes Ltd. *	1,719,000	176
Compal Electronics, Inc.	254,502	318
Delta Electronics, Inc.	59,025	164
Hon Hai Precision Industry Co., Ltd.	280,742	1,100
HTC Corp.	8,400	83
InnoLux Display Corp.	82,040	108
Inventec Co., Ltd.	273,055	151
Lite-On Technology Corp.	205,021	270
Quanta Computer, Inc.	195,500	370

		3,894

Telecommunication Services 0.5%
Chunghwa Telecom Co., Ltd.	241,147	423
Far EasTone Telecommunications Co., Ltd.	102,622	116
See financial notes.    7

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Taiwan Mobile Co., Ltd.	61,000	109

		648

Transportation 0.2%
Evergreen Marine Corp. *	261,000	132
Yang Ming Marine Transport	271,699	96

		228

		12,131

Thailand 1.1%

Banks 0.3%
Bangkok Bank Public Co., Ltd. — Reg’d	27,000	92
Kasikornbank Public Co., Ltd.	34,900	85
Krung Thai Bank Public Co., Ltd.	223,800	59
Siam Commercial Bank Public Co., Ltd.	29,700	69

		305

Energy 0.6%
IRPC PCL	921,600	106
PTT Aromatics & Refining PCL	338,600	216
PTT Exploration & Production Public Co., Ltd. — Reg’d	23,700	103
PTT Public Co., Ltd.	38,100	273
Thai Oil Public Co., Ltd.	62,400	77

		775

Materials 0.1%
PTT Chemical Public Co., Ltd.	31,700	59
The Siam Cement Public Co., Ltd.	16,700	104

		163

Telecommunication Services 0.1%
Advanced Info Service Public Co. Ltd.	24,300	63

		1,306

Turkey 1.7%

Automobiles & Components 0.0%
Ford Otomotiv Sanayi A/S	7,210	45

Banks 0.8%
Akbank T.A.S.	38,703	209
Turkiye Garanti Bankasi A/S	48,390	176
Turkiye Halk Bankasi A/S	20,313	121
Turkiye Is Bankasi, Class C	51,535	195
Turkiye Vakiflar Bankasi T.A.O., Class D *	60,094	146
Yapi ve Kredi Bankasi A/S *	18,524	38

		885

Capital Goods 0.4%
Dogan Sirketler Grubu Holdings A/S	203,547	134
Enka Insaat ve Sanayi A/S	16,684	67
Koc Holding A/S *	125,133	319

		520

Consumer Durables & Apparel 0.1%
Arcelik A/S *	44,042	144

Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	32,463	119

Energy 0.1%
Tupras-Turkiye Petrol Rafinerileri A/S	9,763	168

Materials 0.1%
Eregli Demir ve Celik Fabrikalari T.A.S. (Erdemir) *	41,053	111

Telecommunication Services 0.1%
Turkcell Iletisim Hizmetleri A/S	13,067	87

		2,079

Total Common Stock (Cost $89,073)		110,112

Preferred Stock 8.9% of net assets

Brazil 8.8%

Banks 3.1%
Banco Bradesco S.A.	80,000	1,569
Banco Itau Holding Financeira S.A.	112,565	2,141

		3,710

Energy 1.7%
Petroleo Brasileiro S.A.	101,700	2,023

Food & Staples Retailing 0.2%
Compania Brasileira de Distribuicao Grupo Pao de Acucar, Class A	7,900	239

Food, Beverage & Tobacco 0.4%
Companhia de Bebidas das Americas	4,810	436

Materials 2.3%
Braskem S.A., Class A *	48,100	320
Companhia Vale do Rio Doce, Class A	43,200	967
8    See financial notes.

Schwab Fundamental Emerging Markets Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Gerdau S.A.	31,300	467
Metalurgica Gerdau S.A.	30,700	558
Usinas Siderurgicas de Minas Gerais S.A., Class A	14,850	388

		2,700

Telecommunication Services 0.7%
Brasil Telecom Participacoes S.A.	5,400	54
Brasil Telecom S.A.	9,300	79
Tele Norte Leste Participacoes S.A.	16,100	308
Telecomunicacoes de Sao Paulo S.A.	1,800	45
Telemar Norte Leste S.A., Class A	4,200	133
Tim Participacoes S.A.	43,400	102
Vivo Participacoes S.A.	6,850	168

		889

Utilities 0.4%
Companhia Energetica de Minas Gerais	10,971	171
Companhia Paranaense de Energia-Copel, Class B	9,600	167
Compania Energetica de Sao Paulo, Class B	17,100	200

		538

		10,535

Columbia 0.1%

Banks 0.1%
Bancolombia S.A.	12,354	122

Total Preferred Stock (Cost $7,790)		10,657

Security	Face Amount	Value
Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investments 0.0% of net assets
Argentina Cash Reserve
0.01%, 03/26/10	2	2
1.00%, 01/20/10	15	15
1.00%, 08/10/10	9	9
1.00%, 10/13/10	20	20

Total Short-Term Investments (Cost $46)		46

End of Investments.
(All dollar amounts are x 1,000)
At 10/31/09, the tax basis cost of the fund’s investments was $102,832 and the unrealized appreciation and depreciation were $18,990 and ($1,007), respectively, with a net unrealized appreciation of $17,983.
At 10/31/09, the values of certain foreign securities held by the fund aggregating $97,592 were adjusted from their market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
Reg’d – Registered
See financial notes.    9

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2009
This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.8%	Common Stock	8,375,082	8,609,029
1.0%	Short-Term Investments	91,098	91,098

99.8%	Total Investments	8,466,180	8,700,127
0.1%	Collateral Invested for Securities on Loan	9,401	9,401
0.1%	Other Assets and Liabilities, Net		8,058

100.0%	Net Assets		8,717,586

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 98.8% of net assets

Automobiles & Components 0.5%
Ford Motor Co. *	2,921,097	20,448
Harley-Davidson, Inc.	231,470	5,768
Johnson Controls, Inc.	552,859	13,224
The Goodyear Tire & Rubber Co. *	197,636	2,546

		41,986

Banks 2.9%
BB&T Corp.	636,113	15,209
Comerica, Inc.	144,670	4,015
Fifth Third Bancorp	868,329	7,763
First Horizon National Corp. *	221,264	2,618
Hudson City Bancorp, Inc.	481,992	6,333
Huntington Bancshares, Inc.	924,893	3,524
KeyCorp	808,498	4,358
M&T Bank Corp.	76,398	4,802
Marshall & Ilsley Corp.	329,392	1,752
People’s United Financial, Inc.	319,100	5,115
PNC Financial Services Group, Inc.	460,378	22,531
Regions Financial Corp.	1,079,945	5,227
SunTrust Banks, Inc.	466,116	8,907
U.S. Bancorp	1,774,328	41,200
Wells Fargo & Co.	4,353,209	119,800
Zions Bancorp	109,298	1,548

		254,702

Capital Goods 7.3%
3M Co.	658,619	48,455
Caterpillar, Inc.	577,162	31,779
Cummins, Inc.	182,562	7,861
Danaher Corp.	226,187	15,433
Deere & Co.	419,586	19,112
Dover Corp.	174,270	6,566
Eaton Corp.	143,839	8,695
Emerson Electric Co.	718,815	27,135
Fastenal Co.	98,649	3,403
First Solar, Inc. *	45,000	5,487
Flowserve Corp.	50,100	4,920
Fluor Corp.	160,582	7,133
General Dynamics Corp.	371,660	23,303
General Electric Co.	10,002,952	142,642
Goodrich Corp.	114,696	6,234
Honeywell International, Inc.	699,429	25,102
Illinois Tool Works, Inc.	385,636	17,708
ITT Corp.	169,678	8,603
Jacobs Engineering Group, Inc. *	98,834	4,180
L-3 Communications Holdings, Inc.	110,383	7,980
Lockheed Martin Corp.	317,091	21,813
Masco Corp.	347,388	4,082
Northrop Grumman Corp.	316,167	15,849
PACCAR, Inc.	345,350	12,920
Pall Corp.	86,430	2,743
Parker Hannifin Corp.	155,336	8,227
Precision Castparts Corp.	129,927	12,412
Quanta Services, Inc. *	181,000	3,837
Raytheon Co.	393,488	17,817
Rockwell Automation, Inc.	132,521	5,427
Rockwell Collins, Inc.	147,405	7,426
Snap-on, Inc.	58,282	2,129
Textron, Inc.	230,904	4,105
The Boeing Co.	702,554	33,582
The Stanley Works	75,519	3,416
United Technologies Corp.	895,535	55,031
W.W. Grainger, Inc.	63,127	5,917

		638,464

Commercial & Professional Supplies 0.6%
Avery Dennison Corp.	89,776	3,201
Cintas Corp.	122,876	3,402
Equifax, Inc.	119,661	3,276
Iron Mountain, Inc. *	150,100	3,667
Monster Worldwide, Inc. *	113,138	1,643
See financial notes. 1

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Pitney Bowes, Inc.	196,591	4,817
R.R. Donnelley & Sons Co.	194,869	3,913
Republic Services, Inc.	281,634	7,297
Robert Half International, Inc.	145,442	3,374
Stericycle, Inc. *	74,600	3,907
The Dun & Bradstreet Corp.	40,100	3,070
Waste Management, Inc.	476,916	14,250

		55,817

Consumer Durables & Apparel 1.0%
Coach, Inc.	313,028	10,321
D.R. Horton, Inc.	282,516	3,096
Eastman Kodak Co.	260,913	978
Fortune Brands, Inc.	138,179	5,382
Harman International Industries, Inc.	51,156	1,924
Hasbro, Inc.	134,117	3,657
KB HOME	77,910	1,105
Leggett & Platt, Inc.	157,894	3,052
Lennar Corp., Class A	161,318	2,033
Mattel, Inc.	358,794	6,792
Newell Rubbermaid, Inc.	250,050	3,628
NIKE, Inc., Class B	371,862	23,122
Polo Ralph Lauren Corp.	60,526	4,504
Pulte Homes, Inc.	293,286	2,643
The Black & Decker Corp.	57,304	2,706
VF Corp.	80,391	5,711
Whirlpool Corp.	86,722	6,209

		86,863

Consumer Services 1.6%
Apollo Group, Inc., Class A *	109,790	6,269
Carnival Corp.	416,421	12,126
Darden Restaurants, Inc.	128,248	3,887
DeVry, Inc.	40,000	2,212
H&R Block, Inc.	262,105	4,807
International Game Technology	281,760	5,027
Marriott International, Inc., Class A	295,266	7,399
McDonald’s Corp.	1,039,838	60,945
Starbucks Corp. *	714,662	13,564
Starwood Hotels & Resorts Worldwide, Inc.	180,068	5,233
Wyndham Worldwide Corp.	178,464	3,043
Wynn Resorts Ltd. *	74,700	4,050
Yum! Brands, Inc.	444,985	14,662

		143,224

Diversified Financials 7.8%
American Express Co.	1,110,241	38,681
Ameriprise Financial, Inc.	238,214	8,259
Bank of America Corp.	8,065,511	117,595
Bank of New York Mellon Corp.	1,117,673	29,797
Capital One Financial Corp.	422,474	15,462
Citigroup, Inc.	12,183,644	49,831
CME Group, Inc.	63,537	19,227
Discover Financial Services	500,773	7,081
E*TRADE Financial Corp. *	576,193	841
Federated Investors, Inc., Class B	76,906	2,019
Franklin Resources, Inc.	145,835	15,259
IntercontinentalExchange, Inc. *	67,958	6,809
Invesco Ltd.	384,547	8,133
Janus Capital Group, Inc.	171,695	2,253
JPMorgan Chase & Co.	3,674,431	153,481
Legg Mason, Inc.	123,798	3,604
Leucadia National Corp. *	174,051	3,911
Moody’s Corp.	188,529	4,464
Morgan Stanley	1,306,754	41,973
Northern Trust Corp.	223,818	11,247
NYSE Euronext	245,500	6,346
SLM Corp. *	569,918	5,528
State Street Corp.	466,026	19,564
T. Rowe Price Group, Inc.	243,179	11,850
The Charles Schwab Corp. (b)	891,781	15,463
The Goldman Sachs Group, Inc.	483,669	82,306
The NASDAQ OMX Group, Inc. *	116,400	2,102

		683,086

Energy 12.2%
Anadarko Petroleum Corp.	446,909	27,230
Apache Corp.	311,206	29,291
Baker Hughes, Inc.	291,027	12,244
BJ Services Co.	265,859	5,105
Cabot Oil & Gas Corp.	92,200	3,547
Cameron International Corp. *	198,400	7,335
Chesapeake Energy Corp.	609,566	14,934
Chevron Corp.	1,871,934	143,278
ConocoPhillips	1,388,390	69,669
CONSOL Energy, Inc.	171,318	7,334
Denbury Resources, Inc. *	313,900	4,583
Devon Energy Corp.	414,458	26,820
Diamond Offshore Drilling, Inc.	65,300	6,220
El Paso Corp.	628,871	6,169
ENSCO International, Inc.	159,993	7,326
EOG Resources, Inc.	232,406	18,978
Exxon Mobil Corp.	4,549,998	326,098
FMC Technologies, Inc. *	115,000	6,049
Halliburton Co.	839,568	24,524
Hess Corp.	273,440	14,968
Marathon Oil Corp.	670,652	21,441
Massey Energy Co.	89,200	2,595
Murphy Oil Corp.	174,292	10,656
Nabors Industries Ltd. *	324,190	6,753
National-Oilwell Varco, Inc. *	418,824	17,168
Noble Energy, Inc.	160,284	10,519
Occidental Petroleum Corp.	759,350	57,620
2 See financial notes.

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Peabody Energy Corp.	261,564	10,355
Pioneer Natural Resources Co.	138,600	5,698
Range Resources Corp.	139,500	6,982
Rowan Cos., Inc.	156,663	3,642
Schlumberger Ltd.	1,118,439	69,567
Smith International, Inc.	245,732	6,814
Southwestern Energy Co. *	312,100	13,601
Spectra Energy Corp.	595,509	11,386
Sunoco, Inc.	109,001	3,357
Tesoro Corp.	216,107	3,056
The Williams Cos., Inc.	546,298	10,298
Valero Energy Corp.	584,940	10,587
XTO Energy, Inc.	538,100	22,363

		1,066,160

Food & Staples Retailing 2.9%
Costco Wholesale Corp.	411,092	23,371
CVS Caremark Corp.	1,350,651	47,678
Safeway, Inc.	402,296	8,983
SUPERVALU, Inc.	277,681	4,407
Sysco Corp.	544,957	14,414
The Kroger Co.	603,247	13,953
Wal-Mart Stores, Inc.	2,059,002	102,291
Walgreen Co.	921,611	34,864
Whole Foods Market, Inc. *	139,416	4,470

		254,431

Food, Beverage & Tobacco 6.0%
Altria Group, Inc.	1,901,291	34,432
Archer-Daniels-Midland Co.	600,599	18,090
Brown-Forman Corp., Class B	80,728	3,940
Campbell Soup Co.	198,711	6,309
Coca-Cola Enterprises, Inc.	268,162	5,114
ConAgra Foods, Inc.	455,049	9,556
Constellation Brands, Inc., Class A *	175,065	2,769
Dean Foods Co. *	119,970	2,187
Dr. Pepper Snapple Group, Inc. *	216,800	5,910
General Mills, Inc.	314,390	20,724
H.J. Heinz Co.	303,643	12,219
Hormel Foods Corp.	50,000	1,823
Kellogg Co.	234,434	12,083
Kraft Foods, Inc., Class A	1,362,654	37,500
Lorillard, Inc.	156,597	12,171
McCormick & Co., Inc.	132,602	4,642
Molson Coors Brewing Co., Class B	127,030	6,221
PepsiCo, Inc.	1,447,939	87,673
Philip Morris International, Inc.	1,867,646	88,452
Reynolds American, Inc.	163,798	7,941
Sara Lee Corp.	669,142	7,555
The Coca-Cola Co.	2,188,728	116,681
The Hershey Co.	154,428	5,836
The J.M. Smucker Co.	130,875	6,901
The Pepsi Bottling Group, Inc.	126,171	4,724
Tyson Foods, Inc., Class A	327,690	4,103

		525,556

Health Care Equipment & Services 4.0%
Aetna, Inc.	438,080	11,403
AmerisourceBergen Corp.	314,946	6,976
Baxter International, Inc.	581,989	31,462
Becton Dickinson & Co.	224,690	15,360
Boston Scientific Corp. *	1,305,674	10,602
C.R. Bard, Inc.	91,473	6,867
Cardinal Health, Inc.	330,733	9,373
CareFusion Corp. *	165,366	3,699
CIGNA Corp.	297,908	8,294
Coventry Health Care, Inc. *	207,985	4,124
DaVita, Inc. *	80,100	4,248
DENTSPLY International, Inc.	112,400	3,705
Express Scripts, Inc. *	247,986	19,819
Hospira, Inc. *	141,382	6,311
Humana, Inc. *	159,403	5,990
IMS Health, Inc.	175,769	2,881
Intuitive Surgical, Inc. *	34,400	8,474
Laboratory Corp. of America Holdings *	100,891	6,950
McKesson Corp.	255,875	15,028
Medco Health Solutions, Inc. *	464,982	26,095
Medtronic, Inc.	1,031,139	36,812
Patterson Cos., Inc. *	107,947	2,756
Quest Diagnostics, Inc.	136,380	7,628
St. Jude Medical, Inc. *	319,387	10,885
Stryker Corp.	226,740	10,430
Tenet Healthcare Corp. *	354,317	1,814
UnitedHealth Group, Inc.	1,122,410	29,127
Varian Medical Systems, Inc. *	95,806	3,926
WellPoint, Inc. *	480,229	22,455
Zimmer Holdings, Inc. *	210,223	11,051

		344,545

Household & Personal Products 2.8%
Avon Products, Inc.	391,020	12,532
Colgate-Palmolive Co.	464,097	36,492
Kimberly-Clark Corp.	383,395	23,449
The Clorox Co.	127,857	7,573
The Estee Lauder Cos., Inc., Class A	98,326	4,179
The Procter & Gamble Co.	2,773,990	160,891

		245,116

Insurance 2.6%
Aflac, Inc.	429,773	17,831
American International Group, Inc. (c)*	144,577	4,861
See financial notes. 3

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Aon Corp.	276,350	10,642
Assurant, Inc.	89,346	2,674
Cincinnati Financial Corp.	155,203	3,936
Genworth Financial, Inc., Class A *	557,864	5,925
Lincoln National Corp.	270,971	6,457
Loews Corp.	338,716	11,212
Marsh & McLennan Cos., Inc.	485,779	11,396
MBIA, Inc. *	132,213	537
MetLife, Inc.	777,377	26,454
Principal Financial Group, Inc.	338,767	8,483
Prudential Financial, Inc.	428,131	19,364
The Allstate Corp.	502,110	14,847
The Chubb Corp.	333,893	16,201
The Hartford Financial Services Group, Inc.	369,895	9,070
The Progressive Corp. *	641,620	10,266
The Travelers Cos., Inc.	545,160	27,144
Torchmark Corp.	92,541	3,757
Unum Group	316,540	6,315
XL Capital Ltd., Class A	385,099	6,319

		223,691

Materials 3.4%
Air Products & Chemicals, Inc.	203,601	15,704
Airgas, Inc.	76,600	3,398
AK Steel Holding Corp.	140,900	2,236
Alcoa, Inc.	997,764	12,392
Allegheny Technologies, Inc.	126,570	3,906
Ball Corp.	90,069	4,443
Bemis Co., Inc.	88,735	2,292
CF Industries Holdings, Inc.	41,525	3,457
E.I. Du Pont De Nemours & Co. *	853,204	27,149
Eastman Chemical Co.	74,058	3,889
Ecolab, Inc.	197,228	8,670
FMC Corp.	42,000	2,146
Freeport-McMoRan Copper & Gold, Inc.	387,270	28,410
International Flavors & Fragrances, Inc.	71,843	2,737
International Paper Co.	438,589	9,785
MeadWestvaco Corp.	155,750	3,556
Monsanto Co.	509,200	34,208
Newmont Mining Corp.	457,546	19,885
Nucor Corp.	293,500	11,696
Owens-Illinois, Inc. *	157,500	5,021
Pactiv Corp. *	121,643	2,809
PPG Industries, Inc.	160,248	9,043
Praxair, Inc.	287,779	22,861
Sealed Air Corp.	145,968	2,807
Sigma-Aldrich Corp.	116,454	6,047
The Dow Chemical Co.	1,037,835	24,368
Titanium Metals Corp.	82,800	712
United States Steel Corp.	163,113	5,626
Vulcan Materials Co.	106,571	4,905
Weyerhaeuser Co.	202,275	7,351

		291,509

Media 2.6%
CBS Corp., Class B	633,936	7,461
Comcast Corp., Class A	2,670,464	38,722
Gannett Co., Inc.	207,114	2,034
Meredith Corp.	33,112	896
News Corp., Class A	2,142,001	24,676
Omnicom Group, Inc.	293,147	10,049
Scripps Networks Interactive, Class A	91,193	3,444
The DIRECTV Group, Inc. *	481,402	12,661
The Interpublic Group of Cos., Inc. *	394,465	2,375
The McGraw-Hill Cos., Inc.	298,767	8,599
The New York Times Co., Class A	113,434	904
The Walt Disney Co.	1,741,483	47,664
The Washington Post Co., Class B	5,369	2,319
Time Warner Cable, Inc.	335,101	13,216
Time Warner, Inc.	1,108,674	33,393
Viacom, Inc., Class B *	574,153	15,841

		224,254

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
Abbott Laboratories	1,459,286	73,796
Allergan, Inc.	283,958	15,973
Amgen, Inc. *	973,659	52,315
Biogen Idec, Inc. *	273,891	11,539
Bristol-Myers Squibb Co.	1,879,964	40,983
Celgene Corp. *	434,613	22,187
Cephalon, Inc. *	67,600	3,690
Eli Lilly & Co.	966,023	32,854
Forest Laboratories, Inc. *	289,564	8,012
Genzyme Corp. *	250,448	12,673
Gilead Sciences, Inc. *	858,875	36,545
Johnson & Johnson	2,613,325	154,317
King Pharmaceuticals, Inc. *	267,725	2,712
Life Technologies Corp. *	151,835	7,162
Merck & Co., Inc. *	2,017,243	62,393
Millipore Corp. *	46,360	3,107
Mylan, Inc. *	261,751	4,251
PerkinElmer, Inc.	105,660	1,966
Pfizer, Inc.	7,632,933	129,989
Schering-Plough Corp.	1,544,601	43,558
Thermo Fisher Scientific, Inc. *	386,537	17,394
Waters Corp. *	90,352	5,189
Watson Pharmaceuticals, Inc. *	107,446	3,698

		746,303
4 See financial notes.

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Real Estate 1.1%
Apartment Investment & Management Co., Class A	126,014	1,556
AvalonBay Communities, Inc.	68,799	4,732
Boston Properties, Inc.	124,976	7,595
CB Richard Ellis Group, Inc., Class A *	233,040	2,412
Equity Residential	250,522	7,235
HCP, Inc.	252,000	7,457
Health Care REIT, Inc.	96,900	4,299
Host Hotels & Resorts, Inc.	513,262	5,189
Kimco Realty Corp.	304,959	3,855
Plum Creek Timber Co., Inc.	158,777	4,968
ProLogis	456,746	5,175
Public Storage, Inc.	115,678	8,514
Simon Property Group, Inc.	257,062	17,452
Ventas, Inc.	145,300	5,831
Vornado Realty Trust	137,616	8,196

		94,466

Retailing 3.4%
Abercrombie & Fitch Co., Class A	91,645	3,008
Amazon.com, Inc. *	298,090	35,416
AutoNation, Inc. *	157,133	2,709
AutoZone, Inc. *	39,898	5,399
Bed Bath & Beyond, Inc. *	259,369	9,132
Best Buy Co., Inc.	328,157	12,529
Big Lots, Inc. *	95,867	2,401
Expedia, Inc. *	190,226	4,312
Family Dollar Stores, Inc.	137,730	3,898
GameStop Corp., Class A *	146,800	3,566
Genuine Parts Co.	152,738	5,344
J.C. Penney Co., Inc.	207,121	6,862
Kohl’s Corp. *	288,610	16,514
Limited Brands, Inc.	298,335	5,251
Lowe’s Cos., Inc.	1,362,588	26,666
Macy’s, Inc.	425,926	7,484
Nordstrom, Inc.	169,996	5,402
O’Reilly Automotive, Inc. *	128,200	4,779
Office Depot, Inc. *	436,827	2,643
RadioShack Corp.	189,646	3,203
Sears Holdings Corp. (c)*	63,126	4,284
Staples, Inc.	653,469	14,180
Target Corp.	711,108	34,439
The Gap, Inc.	450,962	9,624
The Home Depot, Inc.	1,591,050	39,919
The Sherwin-Williams Co.	101,636	5,797
The TJX Cos., Inc.	405,453	15,144
Tiffany & Co.	137,028	5,384

		295,289

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc. *	484,339	2,228
Altera Corp.	301,746	5,972
Analog Devices, Inc.	296,254	7,593
Applied Materials, Inc.	1,289,472	15,732
Broadcom Corp., Class A *	422,318	11,238
Intel Corp.	5,301,505	101,312
KLA-Tencor Corp.	191,181	6,215
Linear Technology Corp.	214,968	5,563
LSI Corp. *	437,376	2,239
MEMC Electronic Materials, Inc. *	191,927	2,384
Microchip Technology, Inc.	161,223	3,863
Micron Technology, Inc. *	623,775	4,235
National Semiconductor Corp.	214,375	2,774
Novellus Systems, Inc. *	101,311	2,085
NVIDIA Corp. *	500,082	5,981
Teradyne, Inc. *	180,449	1,510
Texas Instruments, Inc.	1,213,354	28,453
Xilinx, Inc.	269,163	5,854

		215,231

Software & Services 7.3%
Adobe Systems, Inc. *	501,976	16,535
Affiliated Computer Services, Inc., Class A *	93,947	4,894
Akamai Technologies, Inc. *	145,141	3,193
Autodesk, Inc. *	228,181	5,688
Automatic Data Processing, Inc.	476,173	18,952
BMC Software, Inc. *	186,239	6,921
CA, Inc.	370,925	7,760
Citrix Systems, Inc. *	160,708	5,908
Cognizant Technology Solutions Corp., Class A *	271,648	10,499
Computer Sciences Corp. *	144,040	7,304
Compuware Corp. *	278,185	1,964
Convergys Corp. *	132,338	1,436
eBay, Inc. *	1,001,569	22,305
Electronic Arts, Inc. *	364,392	6,646
Fidelity National Information Services, Inc.	244,734	5,325
Fiserv, Inc. *	150,352	6,897
Google, Inc., Class A *	224,058	120,122
Intuit, Inc. *	302,909	8,806
MasterCard, Inc., Class A	85,500	18,726
McAfee, Inc. *	137,400	5,754
Microsoft Corp.	7,291,231	202,186
Novell, Inc. *	325,547	1,331
Oracle Corp.	3,629,986	76,593
Paychex, Inc.	305,065	8,667
Red Hat, Inc. *	148,000	3,820
Salesforce.com, Inc. *	94,871	5,384
Symantec Corp. *	793,350	13,947
See financial notes. 5

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Total System Services, Inc.	177,100	2,828
VeriSign, Inc. *	180,525	4,118
Western Union Co.	678,625	12,331
Yahoo!, Inc. *	1,242,355	19,753

		636,593

Technology Hardware & Equipment 9.1%
Agilent Technologies, Inc. *	369,166	9,133
Amphenol Corp., Class A	161,800	6,492
Apple, Inc. *	842,540	158,819
Ciena Corp. *	73,599	863
Cisco Systems, Inc. *	5,483,828	125,306
Corning, Inc.	1,450,987	21,199
Dell, Inc. *	1,723,885	24,979
EMC Corp. *	1,918,045	31,590
FLIR Systems, Inc. *	129,500	3,601
Harris Corp.	129,300	5,394
Hewlett-Packard Co.	2,260,008	107,260
International Business Machines Corp.	1,247,990	150,520
Jabil Circuit, Inc.	170,686	2,284
JDS Uniphase Corp. *	191,981	1,073
Juniper Networks, Inc. *	491,565	12,540
Lexmark International, Inc., Class A *	83,508	2,130
Molex, Inc.	126,666	2,365
Motorola, Inc.	2,130,254	18,256
NetApp, Inc. *	332,174	8,985
QLogic Corp. *	146,917	2,577
QUALCOMM, Inc.	1,563,665	64,751
SanDisk Corp. *	177,824	3,642
Sun Microsystems, Inc. *	845,669	6,918
Tellabs, Inc. *	436,856	2,630
Teradata Corp. *	161,371	4,499
Western Digital Corp. *	206,000	6,938
Xerox Corp.	876,238	6,589

		791,333

Telecommunication Services 3.0%
American Tower Corp., Class A *	358,600	13,204
AT&T, Inc.	5,502,536	141,250
CenturyTel, Inc.	293,318	9,521
Frontier Communications Corp.	302,278	2,167
MetroPCS Communications, Inc. *	120,000	748
Qwest Communications International, Inc.	1,415,741	5,082
Sprint Nextel Corp. *	3,022,208	8,946
Verizon Communications, Inc.	2,648,178	78,360
Windstream Corp.	396,374	3,821

		263,099

Transportation 2.0%
Burlington Northern Santa Fe Corp.	265,530	20,000
C.H. Robinson Worldwide, Inc.	157,695	8,691
CSX Corp.	377,597	15,927
Expeditors International of Washington, Inc.	182,700	5,887
FedEx Corp.	289,468	21,041
Norfolk Southern Corp.	352,392	16,428
Ryder System, Inc.	60,702	2,461
Southwest Airlines Co.	793,236	6,663
Union Pacific Corp.	471,475	25,997
United Parcel Service, Inc., Class B	932,518	50,058

		173,153

Utilities 3.6%
Allegheny Energy, Inc.	158,380	3,614
Ameren Corp.	217,420	5,292
American Electric Power Co., Inc.	445,802	13,472
CenterPoint Energy, Inc.	346,166	4,362
CMS Energy Corp.	212,084	2,821
Consolidated Edison, Inc.	256,565	10,437
Constellation Energy Group, Inc.	182,265	5,636
Dominion Resources, Inc.	551,564	18,803
DTE Energy Co.	153,312	5,669
Duke Energy Corp.	1,203,398	19,038
Dynegy, Inc., Class A *	883,608	1,767
Edison International	306,093	9,740
Entergy Corp.	183,353	14,067
EQT Corp.	122,400	5,124
Exelon Corp.	615,890	28,922
FirstEnergy Corp.	285,055	12,337
FPL Group, Inc.	384,238	18,866
Integrys Energy Group, Inc.	71,494	2,474
Nicor, Inc.	34,408	1,276
NiSource, Inc.	256,762	3,317
Northeast Utilities	163,700	3,773
Pepco Holdings, Inc.	205,700	3,071
PG&E Corp.	342,106	13,989
Pinnacle West Capital Corp.	94,461	2,958
PPL Corp.	349,870	10,300
Progress Energy, Inc.	260,859	9,790
Public Service Enterprise Group, Inc.	472,170	14,071
Questar Corp.	162,691	6,482
SCANA Corp.	113,900	3,854
Sempra Energy	240,269	12,362
Southern Co.	731,525	22,816
TECO Energy, Inc.	194,819	2,794
The AES Corp. *	623,349	8,147
Wisconsin Energy Corp.	109,300	4,773
6 See financial notes.

Schwab S&P 500 Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Xcel Energy, Inc.	421,186	7,944

		314,158

Total Common Stock (Cost $8,375,082)		8,609,029

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investments 1.0% of net assets

Commercial Paper & Other Obligation 0.9%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	77,146	77,146

U.S. Treasury Obligations 0.1%
U.S. Treasury Bill
0.08%, 12/17/09 (a)	10,000	9,999
0.06%, 12/17/09 (a)	3	3
U.S. Treasury Bills
0.05%, 12/17/09 (a)	3,950	3,950

		13,952

Total Short-Term Investments (Cost $91,098)		91,098

End of Investments.

	Number of	Value
Security	Shares	($ x 1,000)
Collateral Invested for Securities on Loan 0.1% of net assets

Invesco Aim Short Term Investments Trust Government & Agency Portfolio	9,400,870	9,401

Total Collateral Invested for Securities on Loan (Cost $9,401)		9,401

End of Collateral Invested for Securities on Loan.
(All dollar amounts are x 1,000)
At 10/31/09 tax basis cost of the fund’s investments was $8,517,517 and the unrealized appreciation and depreciation were $1,848,843 and ($1,666,233), respectively, with a net unrealized appreciation of $182,610.

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for open futures contracts.

(b)	Issuer is affiliated with the fund’s adviser.

(c)	All or a portion of this security is on loan.
REIT — Real Estate Investment Trust. Please see complete schedule of holdings.
In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)
Futures Contract

S&P 500 Index, e-mini, Long, expires 12/18/09	1,800	92,970	(27)
See financial notes. 7

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2009
This section shows all the securities in the fund’s portfolio and their values as of the report date. The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.8%	Common Stock	1,189,556	1,128,071
—%	Rights	—	—
0.7%	Short-Term Investments	8,105	8,105

99.5%	Total Investments	1,197,661	1,136,176
0.5%	Other Assets and Liabilities, Net		5,773

100.0%	Net Assets		1,141,949

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 98.8% of net assets

Automobiles & Components 0.6%
Cooper Tire & Rubber Co.	96,123	1,467
Exide Technologies *	176,700	1,082
Federal-Mogul Corp. *	56,700	632
Fuel Systems Solutions, Inc. *	22,000	720
Thor Industries, Inc.	57,864	1,517
TRW Automotive Holdings Corp. *	97,800	1,531

		6,949
Banks 5.8%
1st Source Corp.	19,221	285
Abington Bancorp, Inc.	24,900	171
BancFirst Corp.	13,416	484
Bank Mutual Corp.	82,693	580
Bank of the Ozarks, Inc.	22,300	507
Beneficial Mutual Bancorp, Inc. *	60,203	557
Boston Private Financial Holdings, Inc.	114,100	679
Brookline Bancorp, Inc.	96,492	945
Capital City Bank Group, Inc.	15,400	181
Cathay General Bancorp	82,622	730
Chemical Financial Corp.	41,203	904
Citizens Republic Bancorp, Inc. *	225,528	136
City Holding Co.	31,200	954
Community Bank System, Inc.	52,700	981
Community Trust Bancorp, Inc.	22,800	561
CVB Financial Corp.	109,819	880
Dime Community Bancshares	44,400	488
Doral Financial Corp. *	40,979	116
East West Bancorp, Inc.	131,800	1,190
F.N.B. Corp.	143,237	1,014
Fannie Mae *	1,925,800	2,080
First BanCorp Puerto Rico	154,877	293
First Busey Corp.	42,000	163
First Commonwealth Financial Corp.	121,256	637
First Financial Bancorp	52,189	662
First Financial Bankshares, Inc.	40,721	1,973
First Financial Corp.	10,300	286
First Merchants Corp.	38,100	233
First Midwest Bancorp, Inc.	98,263	1,022
Freddie Mac *	1,158,000	1,424
Glacier Bancorp, Inc.	105,811	1,385
Hancock Holding Co.	47,610	1,727
Harleysville National Corp.	50,500	291
Home Bancshares, Inc.	23,800	515
IBERIABANK Corp.	27,800	1,204
Independent Bank Corp.	29,100	619
Kearny Financial Corp.	29,200	288
MB Financial, Inc.	62,424	1,116
MGIC Investment Corp. *	223,800	965
National Penn Bancshares, Inc.	192,378	1,081
NBT Bancorp, Inc.	56,685	1,236
Northfield Bancorp, Inc.	17,200	214
Northwest Bancorp, Inc.	37,693	829
Ocwen Financial Corp. *	97,300	1,063
Old National Bancorp	132,583	1,375
Oritani Financial Corp.	17,500	224
Pacific Capital Bancorp	83,442	108
PacWest Bancorp	38,016	645
Park National Corp.	20,953	1,217
Pinnacle Financial Partners, Inc. *	39,532	502
PrivateBancorp, Inc.	65,476	598
Prosperity Bancshares, Inc.	73,365	2,626
Provident Financial Services, Inc.	94,551	1,016
Provident New York Bancorp	50,000	426
Republic Bancorp, Inc., Class A	15,900	292
Roma Financial Corp.	17,700	219
S&T Bancorp, Inc.	39,081	615
S.Y. Bancorp, Inc.	19,500	436
Sandy Spring Bancorp, Inc.	29,400	340
Santander BanCorp *	7,400	85
SCBT Financial Corp.	16,200	419
Signature Bank *	62,209	1,963
Simmons First National Corp., Class A	17,700	518
StellarOne Corp.	29,700	315
Sterling Bancshares, Inc.	129,512	721

See financial notes. 1

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Sterling Financial Corp. *	82,747	66
Susquehanna Bancshares, Inc.	170,308	938
SVB Financial Group *	56,123	2,315
Texas Capital Bancshares, Inc. *	37,400	545
Tompkins Financial Corp.	10,300	447
TowneBank	24,400	282
TriCo Bancshares	22,500	329
TrustCo Bank Corp. NY	124,802	743
Trustmark Corp.	86,177	1,633
UCBH Holdings, Inc.	201,725	198
Umpqua Holdings Corp.	114,795	1,138
United Bankshares, Inc.	63,122	1,127
United Community Banks, Inc. *	69,931	284
Univest Corp. of Pennsylvania	13,800	265
ViewPoint Financial Group	10,100	135
Washington Federal, Inc.	171,039	2,933
Webster Financial Corp.	118,400	1,339
WesBanco, Inc.	44,198	625
Western Alliance Bancorp *	36,100	157
Whitney Holding Corp.	105,800	850
Wintrust Financial Corp.	39,055	1,102

		65,760
Capital Goods 9.9%
A.O. Smith Corp.	38,730	1,535
AAON, Inc.	23,100	416
AAR CORP. *	63,597	1,247
Actuant Corp., Class A	111,448	1,740
Aerovironment, Inc. *	27,900	744
Aircastle Ltd.	101,800	806
Albany International Corp., Class A	44,500	741
American Science & Engineering, Inc.	15,700	1,038
American Superconductor Corp. *	70,553	2,365
Ameron International Corp.	15,500	914
Apogee Enterprises, Inc.	49,200	651
Applied Industrial Technologies, Inc.	60,166	1,217
Argon ST, Inc. *	18,800	350
Astec Industries, Inc. *	32,695	752
Badger Meter, Inc.	24,303	906
Baldor Electric Co.	77,708	2,009
Barnes Group, Inc.	76,840	1,218
BE Aerospace, Inc. *	178,000	3,156
Beacon Roofing Supply, Inc. *	74,882	1,075
Belden, Inc.	83,200	1,909
Blount International, Inc. *	62,762	567
Brady Corp., Class A	88,529	2,397
Briggs & Stratton Corp.	83,093	1,554
Cascade Corp.	12,800	318
Ceradyne, Inc. *	47,012	758
Chart Industries, Inc. *	48,200	953
CIRCOR International, Inc.	28,200	768
Colfax Corp. *	36,200	394
Comfort Systems USA, Inc.	70,700	771
Cubic Corp.	26,015	903
Dycom Industries, Inc. *	58,132	574
DynCorp International, Inc., Class A *	40,399	687
EMCOR Group, Inc. *	117,104	2,766
Encore Wire Corp.	31,541	654
Ener1, Inc. *	65,600	327
Energy Conversion Devices, Inc. *	81,763	881
Energy Recovery, Inc. *	35,401	198
EnerSys *	73,278	1,619
EnPro Industries, Inc. *	46,400	1,048
ESCO Technologies, Inc. *	46,769	1,837
Esterline Technologies Corp. *	57,611	2,426
Evergreen Solar, Inc. *	217,289	315
Federal Signal Corp.	80,759	496
Force Protection, Inc. *	122,200	538
Franklin Electric Co., Inc.	37,818	1,032
Gardner Denver, Inc. *	87,512	3,143
Gibraltar Industries, Inc.	48,272	522
GrafTech International Ltd. *	214,300	2,893
Griffon Corp. *	77,421	679
GT Solar International, Inc. *	71,600	376
HEICO Corp., Class A	23,724	732
Hexcel Corp. *	172,383	1,896
II-VI, Inc. *	40,100	1,061
Insituform Technologies, Inc., Class A *	45,900	973
Interline Brands, Inc. *	53,034	774
Kaman Corp.	42,349	875
Kaydon Corp.	57,735	2,020
Layne Christensen Co. *	39,911	1,034
Lindsay Corp.	27,400	900
MasTec, Inc. *	73,273	865
Michael Baker Corp. *	13,900	496
Mueller Industries, Inc.	74,724	1,768
Mueller Water Products, Inc., Class A	189,300	848
NACCO Industries, Inc., Class A	9,477	565
NCI Building Systems, Inc. *	34,206	67
Nordson Corp.	61,043	3,221
Northwest Pipe Co. *	16,400	494
Orbital Sciences Corp. *	114,336	1,473
Oshkosh Corp.	133,200	4,164
Otter Tail Corp.	63,309	1,473
Pike Electric Corp. *	32,300	405
Polypore International, Inc. *	44,300	486
Quanex Building Products Corp.	67,404	1,002
Raven Industries, Inc.	22,200	548
RBC Bearings, Inc. *	36,000	774
Regal-Beloit Corp.	56,847	2,665

2 See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Robbins & Myers, Inc.	56,800	1,318
RSC Holdings, Inc. *	62,000	418
Rush Enterprises, Inc., Class A *	56,287	615
Sauer-Danfoss, Inc.	14,000	101
Simpson Manufacturing Co., Inc.	61,894	1,448
Stanley, Inc. *	24,000	678
TAL International Group, Inc.	23,100	274
Taser International, Inc. *	107,100	438
Tennant Co.	31,200	832
Textainer Group Holdings Ltd.	23,000	346
The Gorman-Rupp Co.	25,700	635
The Manitowoc Co., Inc.	233,200	2,131
The Middleby Corp. *	33,052	1,498
The Toro Co.	63,535	2,352
Titan International, Inc.	56,925	478
Tredegar Corp.	29,800	406
Triumph Group, Inc.	29,701	1,390
Tutor Perini Corp. *	54,930	970
United Rentals, Inc. *	92,000	873
Universal Forest Products, Inc.	29,262	1,044
Watsco, Inc.	49,282	2,524
Watts Water Technologies, Inc., Class A	57,807	1,633
WESCO International, Inc. *	75,800	1,937

		113,101
Commercial & Professional Supplies 3.4%
ABM Industries, Inc.	90,109	1,692
Administaff, Inc.	36,310	901
American Ecology Corp.	21,300	354
American Reprographics Co. *	60,787	365
CBIZ, Inc. *	73,222	516
CoStar Group, Inc. *	36,483	1,416
Deluxe Corp.	84,546	1,203
EnergySolutions, Inc.	65,000	542
Ennis, Inc.	39,000	591
Exponent, Inc. *	18,400	479
First Advantage Corp., Class A *	17,552	309
G & K Services, Inc., Class A	29,330	650
Healthcare Services Group, Inc.	71,150	1,405
Heidrick & Struggles International, Inc.	25,600	700
Herman Miller, Inc.	95,700	1,479
HNI Corp.	75,200	1,979
Huron Consulting Group, Inc. *	37,500	870
ICF International, Inc. *	13,000	372
Innerworkings, Inc. *	111,400	574
Interface, Inc., Class A	90,700	704
Kelly Services, Inc., Class A	46,723	518
Kimball International, Inc., Class B	41,251	309
Knoll, Inc.	71,903	705
Korn/Ferry International *	78,461	1,252
M&F Worldwide Corp. *	32,570	693
McGrath Rentcorp	38,898	768
Mine Safety Appliances Co.	48,689	1,241
Mobile Mini, Inc. *	56,768	823
MPS Group, Inc. *	152,646	2,064
Navigant Consulting, Inc. *	77,748	1,107
Resources Connection, Inc. *	75,550	1,305
School Specialty, Inc. *	26,093	581
Steelcase, Inc., Class A	104,242	602
Sykes Enterprises, Inc. *	54,693	1,298
Team, Inc. *	33,700	547
The Advisory Board Co. *	27,976	689
The Corporate Executive Board Co.	69,400	1,666
The Geo Group, Inc. *	103,700	2,193
TrueBlue, Inc. *	69,376	839
United Stationers, Inc. *	48,467	2,285
Viad Corp.	33,896	593

		39,179
Consumer Durables & Apparel 4.1%
American Greetings Corp., Class A	67,111	1,365
Brunswick Corp.	129,500	1,228
Callaway Golf Co.	133,369	912
Carter’s, Inc. *	92,314	2,179
Columbia Sportswear Co.	18,919	720
Deckers Outdoor Corp. *	24,500	2,197
Ethan Allen Interiors, Inc.	42,479	529
Fossil, Inc. *	79,900	2,136
Helen of Troy Ltd. *	54,100	1,236
Iconix Brand Group, Inc. *	104,300	1,216
JAKKS Pacific, Inc. *	62,174	885
Jarden Corp.	138,808	3,802
Jones Apparel Group, Inc.	123,300	2,206
K-Swiss, Inc., Class A	65,428	534
Meritage Homes Corp. *	59,885	1,092
National Presto Industries, Inc.	8,600	748
Phillips-Van Heusen Corp.	92,100	3,698
Polaris Industries, Inc.	53,323	2,243
Pool Corp.	85,777	1,679
Skechers U.S.A., Inc., Class A *	50,278	1,097
Steven Madden Ltd. *	32,000	1,296
Tempur-Pedic International, Inc. *	133,862	2,593
The Ryland Group, Inc.	76,500	1,419
The Timberland Co., Class A *	69,660	1,127
The Warnaco Group, Inc. *	78,463	3,180
Under Armour, Inc., Class A *	59,920	1,609
UniFirst Corp.	21,635	910
Weyco Group, Inc.	3,700	82
Wolverine World Wide, Inc.	98,936	2,531

		46,449

See financial notes. 3

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Consumer Services 4.2%
American Public Education, Inc. *	18,600	593
Ameristar Casinos, Inc.	55,075	811
Bally Technologies, Inc. *	98,062	3,863
Bob Evans Farms, Inc.	48,046	1,262
Boyd Gaming Corp. *	128,600	947
Brink’s Home Security Holdings, Inc. *	72,900	2,258
Buffalo Wild Wings, Inc. *	31,900	1,308
Capella Education Co. *	23,500	1,619
CEC Entertainment, Inc. *	45,538	1,330
Cedar Fair L.P.	84,997	851
Churchill Downs, Inc.	16,261	510
CKE Restaurants, Inc.	85,979	752
Coinstar, Inc. *	50,500	1,603
Cracker Barrel Old Country Store, Inc.	37,353	1,238
Domino’s Pizza, Inc. *	67,079	492
Gaylord Entertainment Co. *	88,735	1,334
Grand Canyon Education, Inc. *	29,000	470
Hillenbrand, Inc.	88,100	1,760
Jack in the Box, Inc. *	101,588	1,906
Jackson Hewitt Tax Service, Inc.	46,200	227
Life Time Fitness, Inc. *	56,977	1,228
Matthews International Corp., Class A	54,684	2,009
Orient-Express Hotels Ltd., Class A	63,900	550
P.F. Chang’s China Bistro, Inc. *	40,742	1,189
Papa John’s International, Inc. *	34,655	780
Pinnacle Entertainment, Inc. *	107,285	907
Pre-Paid Legal Services, Inc. *	14,300	565
Regis Corp.	86,149	1,399
Sonic Corp. *	99,229	928
Sotheby’s	140,100	2,222
Speedway Motorsports, Inc.	21,584	292
Steiner Leisure Ltd. *	32,309	1,194
Stewart Enterprises, Inc., Class A	144,000	660
Texas Roadhouse, Inc., Class A *	84,696	802
The Cheesecake Factory, Inc. *	100,500	1,827
The Marcus Corp.	35,083	411
Universal Technical Institute, Inc. *	38,600	694
Vail Resorts, Inc. *	48,871	1,683
WMS Industries, Inc. *	89,551	3,580

		48,054
Diversified Financials 3.0%
AmeriCredit Corp. *	175,100	3,090
Cash America International, Inc.	47,570	1,439
Cohen & Steers, Inc.	28,028	542
Credit Acceptance Corp. *	12,253	421
Duff & Phelps Corp., Class A	21,000	361
E*TRADE Financial Corp. *	2,057,000	3,003
EZCORP, Inc., Class A *	73,600	955
Financial Federal Corp.	45,423	928
First Cash Financial Services, Inc. *	46,000	790
Fortress Investment Group L.L.C., Class A *	387,800	1,625
GAMCO Investors, Inc., Class A	8,700	367
GFI Group, Inc.	75,668	390
GLG Partners, Inc. *	201,200	527
Interactive Brokers Group, Inc., Class A *	72,700	1,164
Investment Technology Group, Inc. *	71,665	1,546
KBW, Inc. *	53,400	1,495
KKR Financial Holdings LLC *	309,743	1,419
Life Partners Holdings, Inc.	13,000	221
MF Global Ltd. *	124,100	884
Nelnet, Inc., Class A *	35,600	499
optionsXpress Holdings, Inc.	66,147	1,034
PHH Corp. *	97,363	1,573
PICO Holdings, Inc. *	29,500	1,001
Piper Jaffray Cos., Inc. *	24,439	1,134
Portfolio Recovery Associates, Inc. *	25,943	1,197
Pzena Investment Management, Inc., Class A *	40,689	300
Riskmetrics Group, Inc. *	51,300	754
Stifel Financial Corp. *	42,150	2,190
SWS Group, Inc.	49,100	657
Teton Advisors, Inc., Class B (b)(c)*	130	—
The Student Loan Corp.	7,200	303
W.P. Carey & Co., L.L.C.	51,666	1,431
World Acceptance Corp. *	32,300	810

		34,050
Energy 7.7%
Alliance Holdings GP L.P.	24,194	523
Alliance Resource Partners L.P.	35,010	1,312
Alon USA Energy, Inc.	22,000	185
Apco Oil & Gas International, Inc.	6,200	132
Arena Resources, Inc. *	64,000	2,385
Atlas Energy, Inc.	127,376	3,335
Atlas Pipeline Partners L.P.	84,500	593
Basic Energy Services, Inc. *	38,100	267
Berry Petroleum Co., Class A	79,700	2,021
BPZ Resources, Inc. *	91,200	575
BreitBurn Energy Partners L.P.	54,363	621
Bristow Group, Inc. *	59,987	1,749
Buckeye GP Holdings L.P.	18,104	457
Cal Dive International, Inc. *	74,500	572

4 See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Calumet Specialty Products Partners L.P.	20,000	318
CARBO Ceramics, Inc.	33,420	1,951
Carrizo Oil & Gas, Inc. *	45,000	1,043
Cheniere Energy Partners L.P.	38,300	409
Clayton Williams Energy, Inc. *	11,000	288
Complete Production Services, Inc. *	88,700	845
Contango Oil & Gas Co. *	23,200	1,106
Copano Energy LLC	95,100	1,624
CVR Energy, Inc. *	67,800	713
DCP Midstream Partners L.P.	41,700	1,075
Delek US Holdings, Inc.	73,400	496
Delta Petroleum Corp. *	207,300	270
Dorchester Minerals L.P.	29,392	657
Dril-Quip, Inc. *	53,800	2,614
Eagle Rock Energy Partners L.P.	63,385	300
Enbridge Energy Management L.L.C. *	23,041	1,070
Encore Energy Partners L.P.	17,900	322
General Maritime Corp.	102,834	709
Genesis Energy L.P.	37,343	605
Global Industries Ltd. *	200,482	1,462
GMX Resources, Inc. *	22,700	289
Goodrich Petroleum Corp. *	36,800	945
GulfMark Offshore, Inc. *	39,000	1,079
Helix Energy Solutions Group, Inc. *	164,400	2,257
Hercules Offshore, Inc. *	157,400	808
Holly Energy Partners L.P.	20,610	789
Hornbeck Offshore Services, Inc. *	37,845	920
Hugoton Royalty Trust	55,860	911
Inergy Holdings L.P.	13,242	654
Inergy L.P.	87,542	2,711
International Coal Group, Inc. *	214,668	878
James River Coal Co. *	49,000	931
Key Energy Services, Inc. *	218,000	1,594
Legacy Reserves L.P.	42,728	689
Lufkin Industries, Inc.	24,595	1,403
Mariner Energy, Inc. *	159,000	2,026
MarkWest Energy Partners L.P.	93,100	2,235
McMoRan Exploration Co. *	90,300	694
NATCO Group, Inc., Class A *	34,500	1,507
Newpark Resources, Inc. *	142,610	429
NuStar GP Holdings L.L.C.	51,100	1,245
Oil States International, Inc. *	89,142	3,070
Parker Drilling Co. *	265,065	1,378
Patriot Coal Corp. *	105,200	1,189
Penn Virginia Corp.	70,378	1,425
Penn Virginia GP Holdings L.P.	41,600	540
Penn Virginia Resource Partners L.P.	49,246	904
Petroleum Development Corp. *	25,203	421
PetroQuest Energy, Inc. *	73,200	449
Pioneer Southwest Energy Partners L.P.	17,800	377
Regency Energy Partners L.P.	87,420	1,711
Rosetta Resources, Inc. *	85,100	1,151
RPC, Inc.	54,689	511
Ship Finance International Ltd.	72,025	819
Stone Energy Corp. *	56,968	873
Swift Energy Co. *	50,601	1,072
Targa Resources Partners L.P.	71,795	1,422
TC Pipelines L.P.	39,800	1,555
Teekay LNG Partners L.P.	33,000	782
Teekay Offshore Partners L.P.	30,400	495
Tesco Corp. *	57,500	499
TETRA Technologies, Inc. *	173,674	1,643
USEC, Inc. *	184,023	710
VAALCO Energy, Inc. *	104,200	444
Western Gas Partners L.P.	30,651	559
Western Refining, Inc. *	53,822	302
Williams Partners L.P.	83,820	2,137
Williams Pipeline Partners L.P.	31,000	633
World Fuel Services Corp.	57,978	2,948

		87,617
Food & Staples Retailing 1.0%
Arden Group, Inc., Class A	790	89
Casey’s General Stores, Inc.	90,926	2,867
Ingles Markets, Inc., Class A	23,631	363
Nash Finch Co.	22,900	664
PriceSmart, Inc.	24,300	469
Spartan Stores, Inc.	39,500	559
The Andersons, Inc.	30,600	950
The Great Atlantic & Pacific Tea Co., Inc. *	81,590	809
The Pantry, Inc. *	39,700	560
United Natural Foods, Inc. *	72,882	1,757
Village Super Market, Inc., Class A	11,400	342
Weis Markets, Inc.	20,000	708
Winn-Dixie Stores, Inc. *	90,300	1,001

		11,138
Food, Beverage & Tobacco 1.8%
American Italian Pasta Co., Class A *	34,700	943
Cal-Maine Foods, Inc.	22,300	606
Chiquita Brands International, Inc. *	74,202	1,201
Coca-Cola Bottling Co.	4,200	189
Darling International, Inc. *	179,000	1,244
Diamond Foods, Inc.	29,300	883
Farmer Brothers Co.	5,400	102

See financial notes. 5

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Green Mountain Coffee Roasters, Inc. *	44,700	2,975
J & J Snack Foods Corp.	24,900	975
Lancaster Colony Corp.	32,443	1,576
Lance, Inc.	51,800	1,249
National Beverage Corp. *	17,301	190
Sanderson Farms, Inc.	28,700	1,050
Smart Balance, Inc. *	112,100	592
The Boston Beer Co., Inc., Class A *	17,300	657
The Hain Celestial Group, Inc. *	67,831	1,190
TreeHouse Foods, Inc. *	51,900	1,941
Universal Corp.	41,345	1,720
Vector Group Ltd.	95,054	1,379

		20,662
Health Care Equipment & Services 7.0%
ABIOMED, Inc. *	55,000	498
Align Technology, Inc. *	120,000	1,886
Alliance HealthCare Services, Inc. *	45,700	249
Almost Family, Inc. *	11,400	346
Amedisys, Inc. *	52,300	2,081
American Medical Systems Holdings, Inc. *	131,125	2,022
AmSurg Corp. *	51,900	1,094
Analogic Corp.	19,854	741
athenahealth, Inc. *	43,400	1,632
Bio-Reference Laboratories, Inc. *	20,700	669
Brookdale Senior Living, Inc.	65,300	1,100
CardioNet, Inc. *	8,100	48
Catalyst Health Solutions, Inc. *	77,365	2,427
Centene Corp. *	72,092	1,285
Chemed Corp.	45,400	2,058
Conceptus, Inc. *	54,300	952
CONMED Corp. *	51,500	1,091
Cyberonics, Inc. *	41,500	600
Eclipsys Corp. *	90,467	1,696
Emergency Medical Services Corp., Class A *	17,100	821
Emeritus Corp. *	47,800	892
Ensign Group, Inc.	18,500	273
ev3, Inc. *	112,655	1,327
Genoptix, Inc. *	16,900	588
Gentiva Health Services, Inc. *	47,396	1,138
Greatbatch, Inc. *	41,000	806
Hanger Orthopedic Group, Inc. *	46,100	638
Health Management Associates, Inc., Class A *	379,200	2,313
HEALTHSOUTH Corp. *	174,500	2,549
Healthspring, Inc. *	100,544	1,441
Healthways, Inc. *	74,863	1,204
Hill-Rom Holdings, Inc.	105,200	2,061
HMS Holdings Corp. *	41,800	1,795
ICU Medical, Inc. *	22,600	791
Integra LifeSciences Holdings *	32,948	1,006
Invacare Corp.	54,211	1,216
inVentiv Health, Inc. *	55,401	941
Kindred Healthcare, Inc. *	51,492	757
Landauer, Inc.	16,700	865
LHC Group, Inc. *	26,400	737
LifePoint Hospitals, Inc. *	95,641	2,710
MedAssets, Inc. *	20,800	456
Meridian Bioscience, Inc.	67,750	1,503
Merit Medical Systems, Inc. *	40,266	684
Molina Healthcare, Inc. *	24,000	449
National Healthcare Corp.	16,388	590
Neogen Corp. *	13,900	441
NuVasive, Inc. *	64,700	2,348
Omnicell, Inc. *	58,300	574
PharMerica Corp. *	58,664	905
Phase Forward, Inc. *	71,500	937
PSS World Medical, Inc. *	103,066	2,084
Quality Systems, Inc.	30,272	1,847
Quidel Corp. *	50,700	725
Res-Care, Inc. *	32,500	391
Sirona Dental Systems, Inc. *	39,465	1,062
Skilled Healthcare Group, Inc., Class A *	35,400	285
Sun Healthcare Group, Inc. *	77,900	707
SurModics, Inc. *	25,019	641
Tenet Healthcare Corp. *	742,800	3,803
The Cooper Cos., Inc.	80,500	2,255
Triple-S Management Corp., Class B *	26,300	439
Universal American Financial Corp. *	79,202	792
Volcano Corp. *	62,900	903
WellCare Health Plans, Inc. *	74,600	1,949
West Pharmaceutical Services, Inc.	63,465	2,505
Wright Medical Group, Inc. *	69,300	1,126
Zoll Medical Corp. *	37,700	732

		80,477
Household & Personal Products 0.8%
Bare Escentuals, Inc. *	95,200	1,202
Central Garden & Pet Co., Class A *	127,400	1,205
Chattem, Inc. *	33,813	2,143
Elizabeth Arden, Inc. *	40,498	431
Nu Skin Enterprises, Inc., Class A	88,122	2,006
Prestige Brands Holdings, Inc. *	60,800	411
Revlon, Inc., Class A *	49,102	414
USANA Health Sciences, Inc. *	10,400	300

6 See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
WD-40 Co.	29,500	929

		9,041
Insurance 3.4%
Ambac Financial Group, Inc.	434,900	500
American Equity Investment Life Holding Co.	77,764	511
American Physicians Capital, Inc.	19,199	543
AMERISAFE, Inc. *	33,700	625
AmTrust Financial Services, Inc.	40,705	459
Argo Group International Holdings Ltd. *	50,838	1,726
Assured Guaranty Ltd.	120,837	2,004
Citizens, Inc. *	51,643	311
CNA Surety Corp. *	37,000	535
Conseco, Inc. *	330,600	1,722
Crawford & Co., Class B *	44,000	219
Delphi Financial Group, Inc., Class A	71,880	1,560
Donegal Group, Inc., Class A	6,500	95
eHealth, Inc. *	42,900	611
Employers Holdings, Inc.	82,000	1,215
Enstar Group Ltd. *	15,394	939
FBL Financial Group, Inc., Class A	27,168	547
Flagstone Reinsurance Holdings Ltd.	96,529	1,057
Greenlight Capital Re Ltd., Class A *	64,889	1,211
Harleysville Group, Inc.	28,263	886
Hilltop Holdings, Inc. *	73,739	873
Horace Mann Educators Corp.	78,278	973
Infinity Property & Casualty Corp.	28,892	1,117
Kansas City Life Insurance Co.	7,399	199
Max Capital Group Ltd.	69,384	1,433
Meadowbrook Insurance Group, Inc.	78,400	528
National Western Life Insurance Co., Class A	4,494	792
OneBeacon Insurance Group Ltd., Class A	44,200	527
Protective Life Corp.	125,100	2,408
RLI Corp.	35,155	1,758
Safety Insurance Group, Inc.	26,870	899
Selective Insurance Group, Inc.	91,014	1,394
State Auto Financial Corp.	37,356	607
Stewart Information Services Corp.	31,543	282
The Navigators Group, Inc. *	22,485	1,193
The Phoenix Cos., Inc. *	191,792	610
Tower Group, Inc.	56,865	1,398
United America Indemnity Ltd., Class A *	28,511	200
United Fire & Casualty Co.	37,200	650
Unitrin, Inc.	88,100	1,727
Zenith National Insurance Corp.	66,645	1,901

		38,745
Materials 4.7%
A. Schulman, Inc.	39,109	679
AMCOL International Corp.	33,252	866
Arch Chemicals, Inc.	44,572	1,234
Ashland, Inc.	118,400	4,090
Balchem Corp.	23,000	635
Calgon Carbon Corp. *	96,700	1,532
Carpenter Technology Corp.	78,900	1,659
Century Aluminum Co. *	65,800	570
Coeur d’Alene Mines Corp. *	98,650	1,981
Deltic Timber Corp.	22,204	944
Domtar Corp. *	65,125	2,728
Eagle Materials, Inc.	77,890	1,936
Glatfelter	66,900	707
Graphic Packaging Holding Co. *	392,315	898
H.B. Fuller Co.	81,816	1,563
Haynes International, Inc. *	31,225	884
Hecla Mining Co. *	266,900	1,097
Huntsman Corp.	289,400	2,301
Innophos Holdings, Inc.	18,800	364
Kaiser Aluminum Corp.	23,150	925
Koppers Holdings, Inc.	46,200	1,207
Kronos Worldwide, Inc.	5,905	79
Minerals Technologies, Inc.	33,561	1,653
NewMarket Corp.	18,500	1,730
NL Industries, Inc.	20,741	129
OM Group, Inc. *	54,500	1,473
PolyOne Corp. *	141,175	788
Rock-Tenn Co., Class A	68,400	2,996
Rockwood Holdings, Inc. *	61,000	1,213
RTI International Metals, Inc. *	30,766	637
Sensient Technologies Corp.	81,225	2,054
Solutia, Inc. *	168,800	1,857
Stepan Co.	12,900	738
Stillwater Mining Co. *	52,341	324
Temple-Inland, Inc.	157,000	2,426
Texas Industries, Inc.	44,951	1,496
W.R. Grace & Co. *	90,600	1,983
Wausau Paper Corp.	73,820	647
Westlake Chemical Corp.	38,000	923
Worthington Industries, Inc.	107,160	1,184

		53,130
Media 1.4%
Arbitron, Inc.	41,256	894
Ascent Media Corp., Class A *	25,200	584
Cinemark Holdings, Inc.	78,794	913
CKX, Inc. *	72,771	466

See financial notes. 7

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Harte-Hanks, Inc.	58,916	692
Liberty Media Corp. — Capital, Series A *	174,700	3,615
Live Nation, Inc. *	114,589	763
Mediacom Communications Corp., Class A *	71,200	340
Meredith Corp.	64,700	1,751
National CineMedia, Inc.	75,300	1,205
Scholastic Corp.	39,169	974
Sinclair Broadcast Group, Inc., Class A	77,078	304
Sirius XM Radio, Inc. *	3,000,000	1,758
Value Line, Inc.	1,700	52
Warner Music Group Corp. *	74,286	428
World Wrestling Entertainment, Inc., Class A	62,900	835

		15,574
Pharmaceuticals, Biotechnology & Life Sciences 4.4%
Acorda Therapeutics, Inc. *	62,800	1,365
Alkermes, Inc. *	187,342	1,493
Allos Therapeutics, Inc. *	95,800	541
Alnylam Pharmaceuticals, Inc. *	59,800	1,019
AMAG Pharmaceuticals, Inc. *	28,000	1,058
Arena Pharmaceuticals, Inc. *	132,500	468
Auxilium Pharmaceuticals, Inc. *	73,000	2,297
Bruker Corp. *	91,000	986
Celera Corp. *	133,617	827
Cepheid, Inc. *	94,800	1,258
Cubist Pharmaceuticals, Inc. *	109,332	1,852
Dendreon Corp. *	183,500	4,637
Dionex Corp. *	30,844	2,094
Emergent Biosolutions, Inc. *	24,600	355
eResearch Technology, Inc. *	70,703	523
Exelixis, Inc. *	188,972	1,149
Genomic Health, Inc. *	24,900	462
Geron Corp. *	141,700	866
GTx, Inc. *	25,700	231
Halozyme Therapeutics, Inc. *	94,800	574
Incyte Corp. *	228,063	1,343
InterMune, Inc. *	42,100	509
Kendle International, Inc. *	19,577	330
Luminex Corp. *	69,300	1,020
MannKind Corp. *	89,300	466
Martek Biosciences Corp. *	66,676	1,197
Maxygen, Inc. *	54,500	304
Medicis Pharmaceutical Corp., Class A	93,549	1,980
Medivation, Inc. *	45,700	1,166
Momenta Pharmaceuticals, Inc. *	40,444	369
Nektar Therapeutics *	165,471	1,344
Osiris Therapeutics, Inc. *	31,300	199
Par Pharmaceutical Cos., Inc. *	75,280	1,579
PAREXEL International Corp. *	92,818	1,162
PDL BioPharma, Inc.	242,900	2,043
Questcor Pharmaceuticals, Inc. *	116,200	527
Rigel Pharmaceuticals, Inc. *	54,100	347
Salix Pharmaceuticals Ltd. *	70,249	1,292
Savient Pharmaceuticals, Inc. *	84,700	1,067
Seattle Genetics, Inc. *	99,198	901
The Medicines Co. *	94,108	677
Theravance, Inc. *	85,938	1,201
Varian, Inc. *	55,971	2,866
ViroPharma, Inc. *	153,974	1,161
VIVUS, Inc. *	124,100	980
XenoPort, Inc. *	41,600	695

		50,780
Real Estate 7.5%
Acadia Realty Trust	57,536	915
Alexander’s, Inc. *	3,410	903
American Campus Communities, Inc.	85,000	2,297
Anworth Mortgage Asset Corp.	160,200	1,142
BioMed Realty Trust, Inc.	160,334	2,176
Brandywine Realty Trust	217,430	2,079
Capstead Mortgage Corp.	121,100	1,594
CBL & Associates Properties, Inc.	236,906	1,933
Chimera Investment Corp.	884,151	3,086
Colonial Properties Trust	70,800	745
Corporate Office Properties Trust	92,349	3,065
Cousins Properties, Inc.	79,848	584
DCT Industrial Trust, Inc.	287,400	1,302
Developers Diversified Realty Corp.	237,672	2,042
DiamondRock Hospitality Co. *	196,200	1,493
EastGroup Properties, Inc.	50,490	1,858
Entertainment Properties Trust	66,555	2,264
Equity Lifestyle Properties, Inc.	49,259	2,288
Equity One, Inc.	59,037	881
Extra Space Storage, Inc.	150,558	1,441
First Industrial Realty Trust, Inc.	83,501	363
Forest City Enterprises, Inc., Class A	193,200	1,685
Forestar Group, Inc. *	71,600	1,057
Franklin Street Properties Corp.	99,365	1,071
Getty Realty Corp.	32,542	798
Hatteras Financial Corp.	64,800	1,821
Healthcare Realty Trust, Inc.	101,281	2,110
Home Properties, Inc.	55,765	2,185
HRPT Properties Trust	407,404	2,864
Inland Real Estate Corp.	95,436	819
Investors Real Estate Trust	74,800	626
Jones Lang LaSalle, Inc.	61,700	2,891
Kilroy Realty Corp.	72,300	1,997
LaSalle Hotel Properties	87,726	1,505

8 See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Lexington Realty Trust	139,784	586
LTC Properties, Inc.	39,667	942
Medical Properties Trust, Inc.	140,200	1,122
MFA Financial, Inc.	471,064	3,495
Mid-America Apartment Communities, Inc.	46,852	2,053
National Health Investors, Inc.	40,368	1,211
National Retail Properties, Inc.	150,826	2,923
NorthStar Realty Finance Corp.	86,396	305
OMEGA Healthcare Investors, Inc.	147,258	2,232
Pennsylvania Real Estate Investment Trust	58,812	431
Post Properties, Inc.	72,567	1,197
Potlatch Corp.	66,303	1,850
PS Business Parks, Inc.	27,038	1,324
Redwood Trust, Inc.	113,129	1,577
Saul Centers, Inc.	20,300	624
Sovran Self Storage, Inc.	36,326	1,093
Sunstone Hotel Investors, Inc. *	87,510	661
Tanger Factory Outlet Centers, Inc.	62,034	2,362
Tejon Ranch Co. *	21,292	555
Universal Health Realty Income Trust	13,700	435
Washington Real Estate Investment Trust	93,782	2,504

		85,362
Retailing 5.0%
99 Cents Only Stores *	80,806	919
AnnTaylor Stores Corp. *	88,500	1,148
bebe stores, Inc.	73,149	458
Blockbuster, Inc., Class A *	344,921	286
Blue Nile, Inc. *	22,000	1,321
Brown Shoe Co., Inc.	69,975	726
Cabela’s, Inc. *	58,036	729
Chico’s FAS, Inc. *	293,200	3,504
Collective Brands, Inc. *	110,800	2,055
Dillard’s, Inc., Class A	80,600	1,098
DSW, Inc., Class A *	22,700	436
Fred’s, Inc., Class A	71,500	846
Genesco, Inc. *	33,244	867
Hibbett Sports, Inc. *	46,775	876
Hot Topic, Inc. *	78,400	604
J. Crew Group, Inc. *	92,800	3,784
Jo-Ann Stores, Inc. *	43,400	1,155
Jos. A. Bank Clothiers, Inc. *	29,712	1,218
Monro Muffler Brake, Inc.	33,200	1,029
NutriSystem, Inc.	65,548	1,411
Office Depot, Inc. *	491,900	2,976
OfficeMax, Inc. *	125,600	1,436
Orbitz Worldwide, Inc. *	77,000	403
Penske Automotive Group, Inc.	69,116	1,082
PetMed Express, Inc.	42,100	660
Rent-A-Center, Inc. *	130,705	2,400
Saks, Inc. *	254,200	1,426
Sally Beauty Holdings, Inc. *	135,350	914
Signet Jewelers Ltd.	126,600	3,192
Stage Stores, Inc.	73,327	865
Systemax, Inc. *	24,400	329
The Buckle, Inc.	40,764	1,223
The Cato Corp., Class A	48,604	958
The Children’s Place Retail Stores, Inc. *	45,613	1,434
The Dress Barn, Inc. *	81,512	1,471
The Finish Line, Inc., Class A	98,219	996
The Gymboree Corp. *	49,210	2,095
The Men’s Wearhouse, Inc.	86,300	2,000
Ticketmaster Entertainment, Inc. *	62,604	604
Tractor Supply Co. *	55,200	2,467
Ulta Salon, Cosmetics & Fragrance, Inc. *	51,300	777
Williams-Sonoma, Inc.	155,000	2,911

		57,089
Semiconductors & Semiconductor Equipment 4.4%
Advanced Energy Industries, Inc. *	50,600	618
Amkor Technology, Inc. *	187,518	1,033
Applied Micro Circuits Corp. *	100,765	788
Atheros Communications *	99,743	2,456
ATMI, Inc. *	60,254	913
Brooks Automation, Inc. *	87,231	600
Cabot Microelectronics Corp. *	49,100	1,570
Cavium Networks, Inc. *	59,800	1,134
Cymer, Inc. *	61,165	2,094
Cypress Semiconductor Corp. *	259,100	2,184
Diodes, Inc. *	50,081	820
Fairchild Semiconductor International, Inc. *	212,100	1,587
FEI Co. *	66,400	1,581
FormFactor, Inc. *	87,773	1,491
Hittite Microwave Corp. *	38,609	1,421
Integrated Device Technology, Inc. *	302,500	1,779
International Rectifier Corp. *	142,500	2,605
Micrel, Inc.	76,505	572
Microsemi Corp. *	134,019	1,784
MKS Instruments, Inc. *	80,499	1,259
Monolithic Power Systems *	53,900	1,077
Netlogic Microsystems, Inc. *	31,600	1,201
OmniVision Technologies, Inc. *	79,573	976
PMC — Sierra, Inc. *	412,923	3,518
Power Integrations, Inc.	56,262	1,755
RF Micro Devices, Inc. *	351,204	1,398

See financial notes. 9

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Semtech Corp. *	95,829	1,482
Sigma Designs, Inc. *	35,000	420
Silicon Image, Inc. *	108,822	230
Skyworks Solutions, Inc. *	313,308	3,268
Standard Microsystems Corp. *	33,692	649
Teradyne, Inc. *	302,900	2,535
Tessera Technologies, Inc. *	75,090	1,660
TriQuint Semiconductor, Inc. *	223,800	1,206
Zoran Corp. *	88,924	789

		50,453
Software & Services 7.0%
ACI Worldwide, Inc. *	60,759	978
Acxiom Corp. *	121,576	1,396
Advent Software, Inc. *	28,114	1,075
Ariba, Inc. *	147,100	1,739
Blackbaud, Inc.	90,969	2,019
Blackboard, Inc. *	51,461	1,825
Commvault Systems, Inc. *	74,000	1,458
comScore, Inc. *	30,000	460
Constant Contact, Inc. *	22,500	373
Convergys Corp. *	218,400	2,370
CSG Systems International, Inc. *	62,600	1,023
CyberSource Corp. *	124,400	2,038
DealerTrack Holdings, Inc. *	66,536	1,096
Digital River, Inc. *	61,200	1,397
EarthLink, Inc.	193,881	1,570
Epicor Software Corp. *	126,700	978
EPIQ Systems, Inc. *	63,600	802
Euronet Worldwide, Inc. *	90,036	2,129
Fair Isaac Corp.	86,700	1,763
Forrester Research, Inc. *	25,317	641
GSI Commerce, Inc. *	40,700	772
Heartland Payment Systems, Inc.	51,100	628
iGATE Corp.	43,340	383
Informatica Corp. *	157,381	3,341
j2 Global Communications, Inc. *	78,528	1,606
JDA Software Group, Inc. *	36,469	724
Lawson Software, Inc. *	254,500	1,606
Manhattan Associates, Inc. *	37,047	850
MAXIMUS, Inc.	32,574	1,507
Mentor Graphics Corp. *	143,367	1,047
MicroStrategy, Inc., Class A *	15,662	1,367
NCI, Inc., Class A *	11,700	315
NetScout Systems, Inc. *	59,100	726
NetSuite, Inc. *	25,000	349
Pegasystems, Inc.	25,800	740
Progress Software Corp. *	68,280	1,577
Quest Software, Inc. *	122,388	2,052
Rackspace Hosting, Inc. *	56,100	940
RealNetworks, Inc. *	139,430	498
S1 Corp. *	83,400	500
Sapient Corp. *	175,463	1,428
SAVVIS, Inc. *	62,200	920
SRA International, Inc., Class A *	69,495	1,304
Synchronoss Technologies, Inc. *	26,100	298
Syntel, Inc.	21,183	759
Take-Two Interactive Software, Inc. *	127,504	1,399
TeleCommunication Systems, Inc., Class A *	65,700	587
TeleTech Holdings, Inc. *	54,400	973
The Ultimate Software Group, Inc. *	51,900	1,324
THQ, Inc. *	112,500	588
TIBCO Software, Inc. *	300,936	2,633
TiVo, Inc. *	209,103	2,275
Tyler Technologies, Inc. *	52,700	1,002
Unisys Corp. *	83,850	2,443
United Online, Inc.	134,187	1,073
ValueClick, Inc. *	155,200	1,527
VeriFone Holdings, Inc. *	125,843	1,674
VistaPrint N.V. *	64,300	3,283
Vocus, Inc. *	34,000	615
WebMD Health Corp. *	66,824	2,276
Websense, Inc. *	75,404	1,211
Wright Express Corp. *	66,476	1,855

		80,105
Technology Hardware & Equipment 6.0%
3Com Corp. *	672,019	3,454
3PAR, Inc. *	41,000	386
Adaptec, Inc. *	155,500	496
ADC Telecommunications, Inc. *	174,300	1,131
ADTRAN, Inc.	98,005	2,258
Airvana, Inc. *	45,500	278
Arris Group, Inc. *	219,860	2,256
Avid Technology, Inc. *	50,405	637
Avocent Corp. *	75,056	1,867
Benchmark Electronics, Inc. *	109,294	1,836
Black Box Corp.	29,892	792
Blue Coat Systems, Inc. *	64,600	1,439
Brightpoint, Inc. *	127,995	943
Checkpoint Systems, Inc. *	64,444	875
Ciena Corp. *	161,600	1,896
Cogent, Inc. *	68,609	662
Cognex Corp.	68,609	1,104
Coherent, Inc. *	46,951	1,180
Comtech Telecommunications Corp. *	44,300	1,423
Daktronics, Inc.	57,100	429
Echelon Corp. *	52,300	714
Electronics for Imaging, Inc. *	72,409	844
EMS Technologies, Inc. *	27,200	474
Emulex Corp. *	143,390	1,448
Harmonic, Inc. *	157,700	828

10 See financial notes.

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Harris Stratex Networks, Inc., Class A *	30,500	192
Hughes Communications, Inc. *	17,500	408
Imation Corp.	49,813	439
Infinera Corp. *	190,300	1,414
Insight Enterprises, Inc. *	65,900	693
InterDigital, Inc. *	76,594	1,575
Intermec, Inc. *	81,440	1,003
IPG Photonics Corp. *	33,218	454
JDS Uniphase Corp. *	393,400	2,199
L-1 Identity Solutions, Inc. *	107,184	633
Littelfuse, Inc. *	32,800	904
MTS Systems Corp.	30,175	800
Multi-Fineline Electronix, Inc. *	18,600	507
NETGEAR, Inc. *	59,000	1,076
Palm, Inc. *	196,360	2,280
Park Electrochemical Corp.	26,800	602
Plantronics, Inc.	81,593	1,967
Plexus Corp. *	70,362	1,780
Riverbed Technology, Inc. *	94,100	1,928
Rofin-Sinar Technologies, Inc. *	61,236	1,314
Rogers Corp. *	30,267	785
ScanSource, Inc. *	43,878	1,114
Sonus Networks, Inc. *	609,358	1,170
Starent Networks Corp. *	51,400	1,734
Sycamore Networks, Inc. *	407,115	1,160
Synaptics, Inc. *	63,300	1,424
SYNNEX Corp. *	31,900	821
Tech Data Corp. *	89,500	3,440
Tekelec *	110,627	1,662
Universal Display Corp. *	49,000	557
ViaSat, Inc. *	46,019	1,341
Vishay Intertechnology, Inc. *	333,800	2,080

		69,106
Telecommunication Services 1.0%
Alaska Communication Systems Group, Inc.	75,300	586
Atlantic Tele-Network, Inc.	12,400	568
Cbeyond, Inc. *	45,800	611
Centennial Communications Corp. *	176,873	1,496
Cincinnati Bell, Inc. *	295,445	910
Cogent Communications Group, Inc. *	67,300	682
Consolidated Communications Holdings, Inc.	42,200	583
General Communication, Inc., Class A *	42,400	261
Global Crossing Ltd. *	92,624	1,056
Iowa Telecommunications Services, Inc.	54,100	637
Neutral Tandem, Inc. *	31,800	671
NTELOS Holdings Corp.	49,600	749
Premiere Global Services, Inc. *	118,800	887
Shenandoah Telecommunications Co.	29,200	487
Syniverse Holdings, Inc. *	90,400	1,549

		11,733
Transportation 1.8%
AirTran Holdings, Inc. *	75,998	321
Alaska Air Group, Inc. *	45,809	1,178
Alexander & Baldwin, Inc.	74,000	2,133
Allegiant Travel Co. *	24,400	920
AMERCO *	9,104	385
American Commercial Lines, Inc. *	16,050	344
Arkansas Best Corp.	40,572	1,048
Atlas Air Worldwide Holdings, Inc. *	22,100	581
Eagle Bulk Shipping, Inc.	72,600	344
Excel Maritime Carriers Ltd.	54,600	308
Forward Air Corp.	48,682	1,039
Genco Shipping & Trading Ltd.	46,000	915
Genesee & Wyoming, Inc., Class A *	57,972	1,682
Hub Group, Inc., Class A *	62,892	1,564
Knight Transportation, Inc.	97,488	1,564
Marten Transport Ltd. *	23,002	403
Old Dominion Freight Line, Inc. *	50,989	1,325
Pacer International, Inc.	58,118	166
Republic Airways Holdings, Inc. *	55,900	448
SkyWest, Inc.	111,212	1,554
TBS International Ltd., Class A *	49,000	403
US Airways Group, Inc. *	200,200	613
Werner Enterprises, Inc.	72,543	1,360

		20,598
Utilities 2.9%
ALLETE, Inc.	53,090	1,797
American States Water Co.	29,100	965
Avista Corp.	97,412	1,847
Black Hills Corp.	74,998	1,828
Brookfield Infrastructure Partners L.P.	38,566	559
California Water Service Group	34,987	1,279
CH Energy Group, Inc.	26,297	1,089
El Paso Electric Co. *	75,016	1,407
Ferrellgas Partners L.P.	61,700	1,227
MGE Energy, Inc.	36,760	1,287
Northwest Natural Gas Co.	44,895	1,877
NorthWestern Corp.	65,912	1,592
PNM Resources, Inc.	172,500	1,849
Portland General Electric Co.	120,800	2,246
SJW Corp.	19,400	422

See financial notes. 11

Schwab Small-Cap Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
South Jersey Industries, Inc.	53,160	1,876
Southwest Gas Corp.	85,696	2,142
Suburban Propane Partners L.P.	55,094	2,370
The Empire District Electric Co.	56,900	1,028
The Laclede Group, Inc.	36,877	1,132
UIL Holdings Corp.	49,310	1,266
Unisource Energy Corp.	63,517	1,834

		32,919

Total Common Stock (Cost $1,189,556)		1,128,071

Rights 0.0% of net assets

Indevus Pharmaceuticals, Inc. (b)(c)*	138,800	—

Total Rights (Cost $—)		—

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investments 0.7% of net assets

Commercial Paper & Other Obligation 0.6%
Wells Fargo, San Francisco Time Deposit 0.03%, 11/02/09	6,446	6,446
U.S. Treasury Obligation 0.1%
U.S. Treasury Bills 0.08%, 12/17/09 (a)	1,659	1,659

Total Short-Term Investments (Cost $8,105)		8,105

End of Investments.
(All dollar amounts are x 1,000)
At 10/31/09 tax basis cost of the fund’s investments was $1,210,700 and the unrealized appreciation and depreciation were $196,099 and ($270,623), respectively, with a net unrealized depreciation of ($74,524).

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for open futures contracts.

(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

(c)	Illiquid security. At the period end, the value of these securities amounted to 0 or 0.0 of net assets.
In addition to the above, the fund held the following at 10/31/09.

		Contract	Unrealized
	Number of	Value	Losses
	Contracts	($ x 1,000)	($ x 1,000)
Futures Contract
Russell 2000 Index, e-mini, Long, expires 12/18/09	150	8,427	(326)

12 See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2009
This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

99.6%	Common Stock	1,175,030	1,200,332
0.2%	Preferred Stock	1,367	2,111
—%	Rights	—	—
0.8%	Short-Term Investments	9,510	9,510

100.6%	Total Investments	1,185,907	1,211,953
0.1%	Collateral Invested for Securities on Loan	1,079	1,079
(0.7)%	Other Assets and Liabilities, Net		(8,318)

100.0%	Net Assets		1,204,714

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 99.6% of net assets

Automobiles & Components 0.5%
American Axle & Manufacturing Holdings, Inc.	5,300	32
ArvinMeritor, Inc.	9,900	77
BorgWarner, Inc.	10,800	327
Cooper Tire & Rubber Co.	8,900	136
Drew Industries, Inc. *	2,400	46
Federal-Mogul Corp. *	9,200	103
Ford Motor Co. *	340,736	2,385
Gentex Corp.	11,500	184
Harley-Davidson, Inc.	25,500	635
Hawk Corp., Class A *	1,800	25
Johnson Controls, Inc.	59,000	1,411
Standard Motor Products, Inc.	7,500	63
Stoneridge, Inc. *	8,200	60
Strattec Security Corp.	1,500	21
Superior Industries International, Inc.	800	11
Tenneco, Inc. *	4,480	61
The Goodyear Tire & Rubber Co. *	20,500	264
Thor Industries, Inc.	4,500	118
TRW Automotive Holdings Corp. *	7,800	122
WABCO Holdings, Inc.	5,133	122
Winnebago Industries, Inc. *	5,100	59

		6,262
Banks 3.2%
1st Source Corp.	3,728	55
AMCORE Financial, Inc. *	3,811	3
Ameris Bancorp	1,813	11
Anchor BanCorp Wisconsin, Inc.	3,100	2
Arrow Financial Corp.	1,113	28
Associated Banc-Corp.	15,500	199
Astoria Financial Corp.	8,300	83
BancFirst Corp.	2,000	72
BancorpSouth, Inc.	7,612	172
BancTrust Financial Group, Inc.	1,100	4
Bank Mutual Corp.	6,168	43
Bank of Hawaii Corp.	6,500	289
Bank of the Ozarks, Inc.	2,800	64
Banner Corp.	1,200	4
BB&T Corp.	72,458	1,732
Beneficial Mutual Bancorp, Inc. *	7,500	69
Berkshire Bancorp, Inc. *	3,600	23
Berkshire Hills Bancorp, Inc.	1,400	29
BOK Financial Corp.	7,540	324
Boston Private Financial Holdings, Inc.	2,129	13
Brookline Bancorp, Inc.	5,405	53
Bryn Mawr Bank Corp.	1,400	22
Camco Financial Corp.	700	1
Camden National Corp.	700	22
Capital City Bank Group, Inc.	1,875	22
CapitalSource, Inc.	25,400	90
Capitol Bancorp Ltd.	1,500	3
Capitol Federal Financial	6,920	210
Cascade Bancorp	3,318	3
Cathay General Bancorp	6,200	55
Central Pacific Financial Corp.	3,400	5
Century Bancorp Inc., Class A	800	19
Charter Financial Corp.	900	12
Chemical Financial Corp.	5,383	118
Citizens First Bancorp, Inc. *	700	—
Citizens South Banking Corp.	1,000	6
City Holding Co.	1,800	55
City National Corp.	3,100	117
Columbia Banking System, Inc.	1,951	29
Comerica, Inc.	13,496	375
Commerce Bancshares, Inc.	15,430	592
Community Bank System, Inc.	4,400	82
Community Trust Bancorp, Inc.	2,487	61
See financial notes.    1

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Cullen/Frost Bankers, Inc.	6,300	295
CVB Financial Corp.	5,811	47
Dime Community Bancshares	3,375	37
East West Bancorp, Inc.	5,600	51
F.N.B. Corp.	7,661	54
Fannie Mae *	95,000	103
Fifth Third Bancorp	86,714	775
First BanCorp Puerto Rico	7,200	14
First Busey Corp.	1,500	6
First Citizens BancShares, Inc., Class A	300	45
First Commonwealth Financial Corp.	10,504	55
First Financial Bancorp	1,839	23
First Financial Bankshares, Inc.	4,000	194
First Financial Corp.	600	17
First Financial Holdings, Inc.	3,900	53
First Horizon National Corp. *	22,988	272
First M&F Corp.	2,000	4
First Merchants Corp.	1,041	6
First Midwest Bancorp, Inc.	3,125	32
First Niagara Financial Group, Inc.	13,672	176
First Place Financial Corp.	2,900	9
First United Corp.	2,200	24
FirstMerit Corp.	7,406	140
Flushing Financial Corp.	3,300	37
Freddie Mac *	55,000	68
Frontier Financial Corp. *	1,575	1
Fulton Financial Corp.	14,762	122
Glacier Bancorp, Inc.	7,697	101
Great Southern Bancorp, Inc.	1,400	32
Hancock Holding Co.	5,100	185
Harleysville National Corp.	2,496	14
Hawthorn Bancshares, Inc.	780	8
Heritage Financial Corp.	735	9
Horizon Financial Corp. *	2,695	1
Hudson City Bancorp, Inc.	55,731	732
Huntington Bancshares, Inc.	57,699	220
IBERIABANK Corp.	3,875	168
Independent Bank Corp.	1,000	21
Independent Bank Corp., Michigan	4,302	5
Indiana Community Bancorp	800	7
Integra Bank Corp.	1,225	1
International Bancshares Corp.	7,784	116
Investors Bancorp, Inc. *	9,600	104
Kearny Financial Corp.	5,500	54
KeyCorp	78,290	422
Lakeland Financial Corp.	2,200	45
M&T Bank Corp.	10,246	644
MainSource Financial Group, Inc.	1,735	10
Marshall & Ilsley Corp.	24,650	131
MB Financial, Inc.	2,133	38
Merchants Bancshares, Inc.	750	17
MGIC Investment Corp. *	9,300	40
Midwest Banc Holdings, Inc. *	1,300	1
MutualFirst Financial, Inc.	2,000	12
Nara Bancorp, Inc.	4,000	29
National Penn Bancshares, Inc.	6,675	38
NBT Bancorp, Inc.	4,400	96
New York Community Bancorp, Inc.	31,585	341
NewAlliance Bancshares, Inc.	9,100	101
North Valley Bancorp	1,500	4
Northrim BanCorp, Inc.	3,281	49
Northwest Bancorp, Inc.	5,000	110
OceanFirst Financial Corp.	1,050	10
Ocwen Financial Corp. *	8,420	92
Old National Bancorp	6,244	65
Oriental Financial Group, Inc.	1,663	18
Oritani Financial Corp.	2,000	26
PAB Bankshares, Inc. *	714	1
Pacific Capital Bancorp	6,844	9
Park National Corp.	845	49
People’s United Financial, Inc.	31,987	513
Peoples Financial Corp.	3,000	52
Pinnacle Financial Partners, Inc. *	475	6
PNC Financial Services Group, Inc.	54,032	2,644
Popular, Inc.	21,700	47
Premier Financial Bancorp, Inc.	245	2
PrivateBancorp, Inc.	5,000	46
Prosperity Bancshares, Inc.	6,400	229
Provident Financial Holdings, Inc.	750	5
Provident Financial Services, Inc.	5,217	56
Regions Financial Corp.	101,962	493
Renasant Corp.	1,125	16
Republic Bancorp, Inc., Class A	1,821	33
Roma Financial Corp.	2,500	31
S&T Bancorp, Inc.	4,400	69
S.Y. Bancorp, Inc.	1,470	33
Sandy Spring Bancorp, Inc.	2,900	34
Santander BanCorp *	4,686	54
Seacoast Banking Corp. of Florida	1,980	3
Shore Bancshares, Inc.	750	12
Signature Bank *	3,000	95
Simmons First National Corp., Class A	1,000	29
Southwest Bancorp, Inc.	3,300	32
State Bancorp, Inc.	1,058	8
Sterling Bancorp	1,918	13
Sterling Bancshares, Inc.	6,150	34
Sterling Financial Corp. *	1,827	1
Suffolk Bancorp	2,400	67
Sun Bancorp, Inc. *	4,218	17
SunTrust Banks, Inc.	53,342	1,019
2   See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Susquehanna Bancshares, Inc.	7,468	41
SVB Financial Group *	2,200	91
Synovus Financial Corp.	27,700	61
TCF Financial Corp.	13,600	161
TF Financial Corp.	700	13
TFS Financial Corp.	28,000	326
The First of Long Island Corp.	4,000	97
The PMI Group, Inc.	8,100	20
The South Financial Group, Inc.	4,500	4
Timberland Bancorp, Inc.	2,000	9
Tompkins Financial Corp.	931	40
Tree.com, Inc. *	1,044	8
TriCo Bancshares	400	6
TrustCo Bank Corp. NY	6,857	41
Trustmark Corp.	8,300	157
U.S. Bancorp	203,531	4,726
UCBH Holdings, Inc.	9,400	9
UMB Financial Corp.	3,574	142
Umpqua Holdings Corp.	5,343	53
Union Bankshares Corp.	1,050	13
United Bankshares, Inc.	7,400	132
United Community Banks, Inc. *	3,894	16
Valley National Bancorp	13,571	180
Washington Federal, Inc.	7,942	136
Washington Trust Bancorp, Inc.	1,000	15
Webster Financial Corp.	8,663	98
Wells Fargo & Co.	471,406	12,973
WesBanco, Inc.	4,456	63
West Coast Bancorp	1,200	3
Westamerica Bancorp	5,200	249
Whitney Holding Corp.	6,675	54
Wilmington Trust Corp.	5,700	69
Wintrust Financial Corp.	5,800	164
WSFS Financial Corp.	1,000	28
Zions Bancorp	13,725	194

		38,092
Capital Goods 7.4%
3D Systems Corp. *	1,400	12
3M Co.	67,000	4,929
A.O. Smith Corp.	1,300	52
AAON, Inc.	6,113	110
AAR CORP. *	5,000	98
Aceto Corp.	5,000	28
Actuant Corp., Class A	5,680	89
Acuity Brands, Inc.	5,200	165
Aecom Technology Corp. *	11,000	278
Aerosonic Corp. *	300	1
AGCO Corp. *	6,762	190
Aircastle Ltd.	5,500	44
Alamo Group, Inc.	500	7
Albany International Corp., Class A	3,918	65
Alliant Techsystems, Inc. *	2,437	190
American Science & Engineering, Inc.	500	33
American Superconductor Corp. *	700	23
American Woodmark Corp.	4,000	79
Ameron International Corp.	900	53
AMETEK, Inc.	11,300	394
Ampco-Pittsburgh Corp.	2,800	75
Apogee Enterprises, Inc.	1,200	16
Applied Industrial Technologies, Inc.	6,525	132
Applied Signal Technology, Inc.	2,500	51
Armstrong World Industries, Inc. *	3,500	130
Astronics Corp. *	938	8
Astronics Corp., Class B *	312	3
Badger Meter, Inc.	4,000	149
Baldor Electric Co.	3,800	98
Barnes Group, Inc.	3,600	57
BE Aerospace, Inc. *	6,200	110
Belden, Inc.	4,400	101
Blount International, Inc. *	1,200	11
Brady Corp., Class A	6,400	173
Breeze-Eastern Corp. *	500	3
Briggs & Stratton Corp.	3,500	65
Bucyrus International, Inc., Class A	10,000	444
C&D Technologies, Inc. *	4,500	8
Carlisle Cos, Inc.	6,200	192
Cascade Corp.	4,400	109
Caterpillar, Inc.	66,800	3,678
Ceradyne, Inc. *	2,500	40
Chart Industries, Inc. *	3,000	59
Chase Corp.	200	2
CIRCOR International, Inc.	3,750	102
CLARCOR, Inc.	3,400	100
Columbus McKinnon Corp. *	2,400	40
Crane Co.	5,000	139
Cubic Corp.	2,000	69
Cummins, Inc.	15,600	672
Curtiss-Wright Corp.	3,600	107
Danaher Corp.	29,000	1,979
Deere & Co.	44,000	2,004
Donaldson Co., Inc.	6,500	232
Dover Corp.	20,700	780
Ducommun, Inc.	3,200	54
Dycom Industries, Inc. *	3,300	33
DynCorp International, Inc., Class A *	4,500	77
Eaton Corp.	16,600	1,004
EMCOR Group, Inc. *	7,800	184
Emerson Electric Co.	79,000	2,982
Energy Conversion Devices, Inc. *	600	6
ESCO Technologies, Inc. *	2,800	110
See financial notes.    3

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Esterline Technologies Corp. *	2,400	101
Evergreen Solar, Inc. *	1,000	1
Fastenal Co.	13,200	455
Federal Signal Corp.	5,300	33
First Solar, Inc. *	7,000	854
Flow International Corp. *	900	2
Flowserve Corp.	3,900	383
Fluor Corp.	16,200	720
Franklin Electric Co., Inc.	1,300	35
FreightCar America, Inc.	2,500	59
FuelCell Energy, Inc. *	1,200	4
Furmanite Corp. *	1,400	5
Gardner Denver, Inc. *	6,400	230
GATX Corp.	4,000	109
GenCorp, Inc. *	2,500	19
General Cable Corp. *	4,700	146
General Dynamics Corp.	36,400	2,282
General Electric Co.	1,133,766	16,168
Gibraltar Industries, Inc.	2,500	27
Goodrich Corp.	13,404	729
Graco, Inc.	7,012	193
GrafTech International Ltd. *	8,600	116
Granite Construction, Inc.	4,850	139
Hardinge, Inc.	1,800	9
Harsco Corp.	9,200	290
HEICO Corp., Class A	2,286	71
Herley Industries, Inc. *	4,000	45
Hexcel Corp. *	2,000	22
Honeywell International, Inc.	71,062	2,550
Hubbell, Inc., Class B	6,800	289
Icahn Enterprises L.P.	2,000	77
IDEX Corp.	7,225	205
II-VI, Inc. *	3,800	101
Illinois Tool Works, Inc.	51,700	2,374
Ingersoll-Rand plc	15,942	504
Insituform Technologies, Inc., Class A *	4,300	91
Integrated Electrical Services, Inc. *	5,105	34
Interline Brands, Inc. *	2,000	29
ITT Corp.	17,400	882
Jacobs Engineering Group, Inc. *	10,600	448
John Bean Technologies Corp.	1,983	33
Joy Global, Inc.	19,350	975
Kadant, Inc. *	1	—
Kaydon Corp.	3,300	116
KBR, Inc.	17,000	348
Kennametal, Inc.	8,000	189
Kratos Defense & Security Solutions, Inc. *	180	2
L-3 Communications Holdings, Inc.	15,100	1,092
Ladish Co., Inc. *	1,300	17
Lawson Products, Inc.	2,000	31
Lennox International, Inc.	4,771	161
Lincoln Electric Holdings, Inc.	3,900	185
Lockheed Martin Corp.	37,052	2,549
Lydall, Inc. *	2,500	13
Magnetek, Inc. *	1,500	2
Masco Corp.	35,800	421
MasTec, Inc. *	5,350	63
McDermott International, Inc. *	25,000	556
Michael Baker Corp. *	3,000	107
Moog, Inc., Class A *	2,787	70
MSC Industrial Direct Co., Inc., Class A	4,300	185
Mueller Industries, Inc.	4,200	99
Mueller Water Products, Inc., Class A	3,139	14
NACCO Industries, Inc., Class A	1,300	78
Navistar International Corp. *	6,500	215
NCI Building Systems, Inc. *	2,900	6
NN, Inc. *	1,800	8
Nordson Corp.	4,000	211
Northrop Grumman Corp.	30,032	1,506
Omega Flex, Inc.	700	11
Orbital Sciences Corp. *	4,600	59
Oshkosh Corp.	9,000	281
Otter Tail Corp.	1,100	26
Owens Corning, Inc. *	11,000	243
PACCAR, Inc.	31,725	1,187
Pall Corp.	12,900	409
Parker Hannifin Corp.	16,500	874
Pentair, Inc.	9,500	276
Powell Industries, Inc. *	1,000	37
Power-One, Inc. *	6,000	17
Precision Castparts Corp.	16,302	1,557
Quanex Building Products Corp.	5,625	84
Quanta Services, Inc. *	18,371	389
Raven Industries, Inc.	2,800	69
Raytheon Co.	44,900	2,033
Regal-Beloit Corp.	2,500	117
Robbins & Myers, Inc.	2,500	58
Rockwell Automation, Inc.	15,700	643
Rockwell Collins, Inc.	13,100	660
Roper Industries, Inc.	6,500	329
Sauer-Danfoss, Inc.	3,800	27
Seaboard Corp.	200	270
Simpson Manufacturing Co., Inc.	3,200	75
Snap-on, Inc.	4,000	146
Spirit AeroSystems Holdings, Inc., Class A *	11,000	175
SPX Corp.	8,610	454
Standex International Corp.	3,000	53
SunPower Corp., Class A *	10,300	256
Taser International, Inc. *	1,700	7
4    See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Tecumseh Products Co., Class A *	3,200	33
Teledyne Technologies, Inc. *	12,157	415
Tennant Co.	4,200	112
Terex Corp. *	7,400	150
Textron, Inc.	23,600	420
The Allied Defense Group, Inc. *	500	3
The Boeing Co.	75,800	3,623
The Gorman-Rupp Co.	4,491	111
The Greenbrier Cos., Inc.	4,100	36
The Manitowoc Co., Inc.	11,600	106
The Middleby Corp. *	7,000	317
The Shaw Group, Inc. *	8,500	218
The Stanley Works	6,600	299
The Timken Co.	6,600	145
The Toro Co.	4,100	152
Thomas & Betts Corp. *	7,300	250
Titan International, Inc.	4,125	35
TransDigm Group, Inc.	3,600	141
Tredegar Corp.	5,100	70
Trinity Industries, Inc.	1,650	28
Triumph Group, Inc.	1,200	56
Tutor Perini Corp. *	5,000	88
United Rentals, Inc. *	5,900	56
United Technologies Corp.	93,068	5,719
Universal Forest Products, Inc.	2,500	89
URS Corp. *	7,700	299
USG Corp. *	3,900	51
Valmont Industries, Inc.	1,900	137
Vicor Corp. *	4,200	29
W.W. Grainger, Inc.	7,300	684
Wabash National Corp. *	2,500	5
Wabtec Corp.	5,828	214
Watsco, Inc.	3,400	174
Watts Water Technologies, Inc., Class A	1,000	28
WESCO International, Inc. *	4,800	123
Woodward Governor Co.	8,000	188

		88,737
Commercial & Professional Supplies 1.0%
A.T. Cross Co., Class A *	2,400	9
ABM Industries, Inc.	4,900	92
Administaff, Inc.	2,800	70
American Reprographics Co. *	4,000	24
AMREP Corp. *	2,500	30
ATC Technology Corp. *	5,011	105
Avery Dennison Corp.	9,700	346
Bowne & Co., Inc. *	4,356	28
Casella Waste Systems, Inc., Class A *	2,500	7
CDI Corp.	3,700	45
Cenveo, Inc. *	4,300	30
Cintas Corp.	15,350	425
Clean Harbors, Inc. *	2,500	141
CompX International, Inc.	1,300	9
Consolidated Graphics, Inc. *	3,900	78
Copart, Inc. *	6,550	211
Cornell Cos., Inc. *	4,600	105
Corrections Corp. of America *	11,484	275
CoStar Group, Inc. *	800	31
Covanta Holding Corp. *	11,700	201
CRA International, Inc. *	2,500	62
Deluxe Corp.	3,800	54
Diamond Management & Technology Consultants, Inc.	1,000	6
EnergySolutions, Inc.	7,000	58
Ennis, Inc.	4,500	68
Equifax, Inc.	13,095	359
Exponent, Inc. *	6,000	156
FTI Consulting, Inc. *	2,700	110
G & K Services, Inc., Class A	4,100	91
GP Strategies Corp. *	1,500	11
Healthcare Services Group, Inc.	8,437	167
Heidrick & Struggles International, Inc.	3,100	85
Herman Miller, Inc.	5,700	88
HNI Corp.	4,000	105
Hudson Highland Group, Inc. *	3,220	10
ICT Group, Inc. *	3,000	48
IHS, Inc., Class A *	6,600	342
Interface, Inc., Class A	5,800	45
Iron Mountain, Inc. *	14,680	359
Kelly Services, Inc., Class A	5,700	63
Kforce, Inc. *	2,905	34
Kimball International, Inc., Class B	6,100	46
Knoll, Inc.	4,000	39
Korn/Ferry International *	3,600	57
M&F Worldwide Corp. *	1,200	26
Manpower, Inc.	6,991	331
McGrath Rentcorp	1,600	32
Mine Safety Appliances Co.	2,700	69
Mobile Mini, Inc. *	1,200	17
Monster Worldwide, Inc. *	9,800	142
MPS Group, Inc. *	11,400	154
Multi-Color Corp.	2,625	35
Navigant Consulting, Inc. *	5,000	71
On Assignment, Inc. *	4,700	28
Pitney Bowes, Inc.	20,000	490
R.R. Donnelley & Sons Co.	17,000	341
Republic Services, Inc.	36,645	950
Resources Connection, Inc. *	3,700	64
Robert Half International, Inc.	14,000	325
Rollins, Inc.	10,012	181
School Specialty, Inc. *	1,600	36
Spherion Corp. *	6,830	34
See financial notes.    5

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Steelcase, Inc., Class A	11,500	66
Stericycle, Inc. *	6,400	335
Superior Uniform Group, Inc.	1,600	14
Tetra Tech, Inc. *	12,031	310
The Advisory Board Co. *	1,000	25
The Brink’s Co.	5,600	133
The Corporate Executive Board Co.	2,700	65
The Dun & Bradstreet Corp.	12,140	929
The Geo Group, Inc. *	11,400	241
The Standard Register Co.	4,100	20
TRC Cos., Inc. *	1,350	4
TrueBlue, Inc. *	6,000	73
United Stationers, Inc. *	2,900	137
Viad Corp.	3,625	63
Virco Mfg. Corp.	1,170	3
Volt Information Sciences, Inc. *	3,150	26
Waste Connections, Inc. *	5,475	172
Waste Management, Inc.	48,100	1,437
Watson Wyatt Worldwide, Inc., Class A	4,600	200

		12,304
Consumer Durables & Apparel 1.3%
American Greetings Corp., Class A	8,500	173
Blyth, Inc.	1,200	43
Brookfield Homes Corp. *	3,074	17
Brunswick Corp.	7,400	70
Callaway Golf Co.	5,600	38
Carter’s, Inc. *	5,000	118
Cavco Industries, Inc. *	410	12
Coach, Inc.	32,008	1,055
Columbia Sportswear Co.	4,350	166
Craftmade International, Inc. *	2,800	7
CSS Industries, Inc.	3,400	69
D.R. Horton, Inc.	24,604	270
Deckers Outdoor Corp. *	2,500	224
DGSE Cos., Inc. *	700	1
Eastman Kodak Co.	22,700	85
Ethan Allen Interiors, Inc.	4,200	52
Flexsteel Industries, Inc.	600	5
Foamex International, Inc. (a)	2,278	—
Fortune Brands, Inc.	11,500	448
Fossil, Inc. *	5,462	146
Furniture Brands International, Inc. *	4,700	20
Garmin Ltd.	16,000	484
Hanesbrands, Inc. *	11,047	239
Harman International Industries, Inc.	6,800	256
Hasbro, Inc.	14,500	395
Helen of Troy Ltd. *	5,000	114
Hovnanian Enterprises, Inc., Class A *	3,700	15
Jarden Corp.	7,059	193
Jones Apparel Group, Inc.	12,156	218
K-Swiss, Inc., Class A	2,400	20
KB HOME	7,800	111
Kenneth Cole Productions, Inc., Class A	3,100	30
Kid Brands, Inc. *	3,000	15
Leggett & Platt, Inc.	16,200	313
Lennar Corp., Class A	12,190	154
Liz Claiborne, Inc.	8,600	49
M.D.C. Holdings, Inc.	4,403	144
M/I Homes, Inc. *	1,800	20
Maidenform Brands, Inc. *	5,000	70
Marine Products Corp.	405	2
Mattel, Inc.	34,300	649
Meritage Homes Corp. *	1,000	18
Mohawk Industries, Inc. *	4,819	206
Movado Group, Inc.	3,300	35
Nautilus, Inc. *	4,125	7
Newell Rubbermaid, Inc.	23,900	347
NIKE, Inc., Class B	47,400	2,947
NVR, Inc. *	500	331
Oxford Industries, Inc.	2,500	48
Palm Harbor Homes, Inc. *	2,700	6
Perry Ellis International, Inc. *	2,500	34
Phillips-Van Heusen Corp.	5,600	225
Polaris Industries, Inc.	3,200	135
Polo Ralph Lauren Corp.	7,500	558
Pool Corp.	5,662	111
Pulte Homes, Inc.	30,676	276
Quiksilver, Inc. *	4,000	8
RC2 Corp. *	2,200	29
Skechers U.S.A., Inc., Class A *	6,500	142
Skyline Corp.	2,600	46
Standard Pacific Corp. *	4,800	14
Stanley Furniture Co., Inc.	5,200	41
Steven Madden Ltd. *	2,700	109
Sturm, Ruger & Co., Inc.	6,000	64
Tandy Brands Accessories, Inc. *	1,000	4
Tempur-Pedic International, Inc. *	8,000	155
The Black & Decker Corp.	7,100	335
The Ryland Group, Inc.	3,700	69
The Timberland Co., Class A *	5,300	86
The Warnaco Group, Inc. *	2,500	101
Toll Brothers, Inc. *	13,700	237
Tupperware Brands Corp.	4,800	216
UniFirst Corp.	1,500	63
Uniroyal Technology Corp. (a)(c)	1,100	—
Universal Electronics, Inc. *	5,200	107
VF Corp.	13,500	959
Whirlpool Corp.	6,849	490
6     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Wolverine World Wide, Inc.	7,800	200

		15,269

Consumer Services 2.1%
Ambassadors Groups, Inc.	3,400	43
Ameristar Casinos, Inc.	6,400	94
Apollo Group, Inc., Class A *	14,550	831
Bally Technologies, Inc. *	6,000	236
Bob Evans Farms, Inc.	2,200	58
Boyd Gaming Corp. *	7,800	57
Brink’s Home Security Holdings, Inc. *	5,600	173
Brinker International, Inc.	10,350	131
Burger King Holdings, Inc.	13,800	237
Career Education Corp. *	8,614	180
Carnival Corp.	50,000	1,456
CEC Entertainment, Inc. *	2,025	59
Chipotle Mexican Grill, Inc., Class A *	2,600	212
Choice Hotels International, Inc.	6,800	203
Churchill Downs, Inc.	900	28
CKE Restaurants, Inc.	4,800	42
Coinstar, Inc. *	5,000	159
Corinthian Colleges, Inc. *	9,200	146
CPI Corp.	2,900	33
Cracker Barrel Old Country Store, Inc.	3,446	114
Darden Restaurants, Inc.	13,300	403
DeVry, Inc.	7,800	431
DineEquity, Inc.	3,000	63
Domino’s Pizza, Inc. *	5,100	37
Dover Downs Gaming & Entertainment, Inc.	4,899	23
Dover Motorsports, Inc.	1,400	2
Empire Resorts, Inc. *	3,000	8
Gaylord Entertainment Co. *	2,625	39
H&R Block, Inc.	26,300	482
Hillenbrand, Inc.	5,800	116
International Game Technology	29,100	519
International Speedway Corp., Class A	3,245	83
Interval Leisure Group, Inc. *	6,269	70
Isle of Capri Casinos, Inc. *	4,400	34
ITT Educational Services, Inc. *	6,000	542
Jack in the Box, Inc. *	8,400	158
Jackson Hewitt Tax Service, Inc.	3,000	15
Krispy Kreme Doughnuts, Inc. *	2,100	7
Lakes Entertainment, Inc. *	1,800	4
Landry’s Restaurants, Inc. *	1,800	20
Las Vegas Sands Corp. *	40,000	604
Learning Tree International, Inc. *	1,400	15
Life Time Fitness, Inc. *	2,500	54
Luby’s, Inc. *	1,400	5
Marriott International, Inc., Class A	37,680	944
Matthews International Corp., Class A	1,900	70
McDonald’s Corp.	148,709	8,716
MGM MIRAGE *	37,500	348
Monarch Casino & Resort, Inc. *	8,000	56
MTR Gaming Group, Inc. *	5,300	12
Multimedia Games, Inc. *	1,500	7
Nobel Learning Communities, Inc. *	500	4
O’Charley’s, Inc. *	400	3
Orient-Express Hotels Ltd., Class A	1,600	14
P.F. Chang’s China Bistro, Inc. *	800	23
Panera Bread Co., Class A *	3,800	228
Papa John’s International, Inc. *	3,400	77
Peet’s Coffee & Tea, Inc. *	1,800	61
Penn National Gaming, Inc. *	6,800	171
Pinnacle Entertainment, Inc. *	6,800	57
Pre-Paid Legal Services, Inc. *	3,600	142
Regis Corp.	3,900	63
Royal Caribbean Cruises Ltd. *	19,500	394
Ruby Tuesday, Inc. *	5,600	37
Scientific Games Corp., Class A *	9,500	134
Service Corp. International	24,100	166
Shuffle Master, Inc. *	2,812	22
Sonic Corp. *	7,968	75
Sotheby’s	5,438	86
Speedway Motorsports, Inc.	4,800	65
Starbucks Corp. *	77,600	1,473
Starwood Hotels & Resorts Worldwide, Inc.	17,730	515
Stewart Enterprises, Inc., Class A	10,000	46
Strayer Education, Inc.	700	142
Texas Roadhouse, Inc., Class A *	5,900	56
The Cheesecake Factory, Inc. *	5,887	107
The Steak n Shake Co. *	1,580	18
Vail Resorts, Inc. *	3,800	131
Weight Watchers International, Inc.	8,700	231
Wendy’s/Arby’s Group, Inc., Class A	50,775	201
WMS Industries, Inc. *	8,250	330
Wyndham Worldwide Corp.	16,744	285
Wynn Resorts Ltd. *	9,000	488
Yum! Brands, Inc.	48,000	1,582

		25,806

Diversified Financials 7.1%
Advance America Cash Advance Centers, Inc.	12,500	62
Affiliated Managers Group, Inc. *	4,800	305
See financial notes.    7

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
AllianceBernstein Holding L.P.	7,700	208
American Express Co.	105,150	3,663
AmeriCredit Corp. *	12,300	217
Ameriprise Financial, Inc.	21,030	729
Asset Acceptance Capital Corp. *	2,500	18
ASTA Funding, Inc.	6,000	39
Bank of America Corp.	926,956	13,515
Bank of New York Mellon Corp.	122,734	3,272
BGC Partners, Inc., Class A	28,300	137
BlackRock, Inc.	8,400	1,819
Calamos Asset Management, Inc., Class A	5,000	53
Capital One Financial Corp.	40,710	1,490
Cash America International, Inc.	6,500	197
CIT Group, Inc.	18,600	13
Citigroup, Inc.	1,565,086	6,401
CME Group, Inc.	6,330	1,916
Cohen & Steers, Inc.	5,400	104
CompuCredit Holdings Corp. *	8,400	28
Cowen Group, Inc. *	6,500	49
Credit Acceptance Corp. *	2,400	83
Discover Financial Services	45,150	638
Dollar Financial Corp. *	6,500	122
E*TRADE Financial Corp. *	34,335	50
Eaton Vance Corp.	11,600	329
Encore Capital Group, Inc. *	2,000	30
Evercore Partners, Inc., Class A	6,500	212
EZCORP, Inc., Class A *	8,500	110
FBR Capital Markets Corp. *	4,000	24
Federated Investors, Inc., Class B	9,950	261
Financial Federal Corp.	3,700	76
Fortress Investment Group L.L.C., Class A *	30,000	126
Franklin Resources, Inc.	20,600	2,155
GAMCO Investors, Inc., Class A	3,200	135
GFI Group, Inc.	9,900	51
Greenhill & Co., Inc.	2,500	216
Interactive Brokers Group, Inc., Class A *	3,400	54
IntercontinentalExchange, Inc. *	5,100	511
International Assets Holding Corp. *	737	13
Invesco Ltd.	35,000	740
Investment Technology Group, Inc. *	4,750	103
Janus Capital Group, Inc.	19,200	252
Jefferies Group, Inc. *	14,200	371
JPMorgan Chase & Co.	420,444	17,562
Knight Capital Group, Inc., Class A *	9,700	163
LaBranche & Co., Inc. *	6,900	19
Lazard Ltd., Class A	7,300	276
Legg Mason, Inc.	13,050	380
Leucadia National Corp. *	21,908	492
MarketAxess Holdings, Inc. *	4,000	48
MF Global Ltd. *	14,000	100
MicroFinancial, Inc.	1,900	6
Moody’s Corp.	26,600	630
Morgan Stanley	140,500	4,513
MSCI, Inc., Class A *	9,000	274
Nelnet, Inc., Class A *	7,500	105
NewStar Financial, Inc. *	2,000	5
Northern Trust Corp.	25,500	1,281
NYSE Euronext	22,500	582
Och-Ziff Capital Management Group, Class A	27,500	334
optionsXpress Holdings, Inc.	5,300	83
Penson Worldwide, Inc. *	8,000	78
PHH Corp. *	4,186	68
Piper Jaffray Cos., Inc. *	3,950	183
Portfolio Recovery Associates, Inc. *	2,000	92
Raymond James Financial, Inc.	10,350	244
Resource America, Inc., Class A	4,000	15
SEI Investments Co.	19,400	339
Siebert Financial Corp. *	2,900	7
SLM Corp. *	42,300	410
State Street Corp.	52,983	2,224
Stifel Financial Corp. *	3,000	156
SWS Group, Inc.	8,211	110
T. Rowe Price Group, Inc.	21,400	1,043
TD Ameritrade Holding Corp. *	52,400	1,011
Teton Advisors, Inc., Class B (a)(c)*	48	—
The Blackstone Group L.P.	22,000	295
The Charles Schwab Corp. (b)	111,120	1,927
The First Marblehead Corp. *	7,500	15
The Goldman Sachs Group, Inc.	47,700	8,117
The NASDAQ OMX Group, Inc. *	17,100	309
The Student Loan Corp.	1,700	72
TradeStation Group, Inc. *	4,000	31
Virtus Investment Partners, Inc. *	475	7
W.P. Carey & Co., L.L.C.	4,100	114
Waddell & Reed Financial, Inc., Class A	7,250	203
Westwood Holdings Group, Inc.	4,285	151
World Acceptance Corp. *	5,000	125

		85,096

Energy 11.7%
Abraxas Petroleum Corp. *	8,500	14
Adams Resources & Energy, Inc.	1,400	32
Alliance Holdings GP L.P.	4,000	87
Alliance Resource Partners L.P.	3,400	127
Alon USA Energy, Inc.	8,700	73
Alpha Natural Resources, Inc. *	12,210	415
8    See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Anadarko Petroleum Corp.	52,660	3,209
Apache Corp.	34,572	3,254
Apco Oil & Gas International, Inc.	800	17
Approach Resources, Inc. *	4,000	31
Arch Coal, Inc.	12,500	271
Arena Resources, Inc. *	3,000	112
Atlas Energy, Inc.	10,965	287
ATP Oil & Gas Corp. *	6,600	114
Atwood Oceanics, Inc. *	4,800	170
Baker Hughes, Inc.	28,300	1,191
Basic Energy Services, Inc. *	3,000	21
Berry Petroleum Co., Class A	4,000	101
Bill Barrett Corp. *	3,700	115
BJ Services Co.	28,600	549
Boardwalk Pipeline Partners L.P.	14,100	363
BP Prudhoe Bay Royalty Trust	2,200	169
Brigham Exploration Co. *	5,000	47
Bristow Group, Inc. *	6,800	198
Buckeye Partners L.P.	3,400	169
Cabot Oil & Gas Corp.	22,200	854
Cal Dive International, Inc. *	9,000	69
Callon Petroleum Co. *	5,000	8
Cameron International Corp. *	18,200	673
CARBO Ceramics, Inc.	1,900	111
Carrizo Oil & Gas, Inc. *	3,000	70
Cheniere Energy Partners L.P.	5,000	53
Chesapeake Energy Corp.	66,500	1,629
Chevron Corp.	213,339	16,329
Cimarex Energy Co.	8,008	314
Clayton Williams Energy, Inc. *	2,500	65
CNX Gas Corp. *	12,000	334
Complete Production Services, Inc. *	6,100	58
Comstock Resources, Inc. *	4,500	185
Concho Resources, Inc. *	6,400	244
ConocoPhillips	138,223	6,936
CONSOL Energy, Inc.	19,100	818
Contango Oil & Gas Co. *	2,000	95
Continental Resources, Inc. *	15,000	558
CREDO Petroleum Corp. *	6,700	65
Cross Timbers Royalty Trust	1,500	48
Crosstex Energy L.P.	2,000	12
Crosstex Energy, Inc.	3,200	18
CVR Energy, Inc. *	6,900	73
Delek US Holdings, Inc.	7,000	47
Delta Petroleum Corp. *	8,600	11
Denbury Resources, Inc. *	19,600	286
Devon Energy Corp.	43,560	2,819
Diamond Offshore Drilling, Inc.	12,300	1,172
Dresser-Rand Group, Inc. *	9,000	265
Dril-Quip, Inc. *	3,100	151
Duncan Energy Partners L.P.	5,300	110
Eagle Rock Energy Partners L.P.	3,000	14
El Paso Corp.	61,587	604
El Paso Pipeline Partners L.P.	4,000	88
Enbridge Energy Management L.L.C. *	1,695	79
Enbridge Energy Partners L.P.	3,600	167
Encore Acquisition Co. *	5,250	195
Energy Transfer Equity L.P.	11,000	314
Energy Transfer Partners L.P.	5,500	238
ENGlobal Corp. *	4,000	12
ENSCO International, Inc.	11,200	513
Enterprise GP Holdings L.P.	14,100	459
Enterprise Products Partners L.P.	23,700	665
EOG Resources, Inc.	26,300	2,148
EXCO Resources, Inc.	33,000	515
Exterran Holdings, Inc. *	4,720	96
Exxon Mobil Corp.	525,466	37,660
FMC Technologies, Inc. *	13,182	693
Forest Oil Corp. *	9,450	185
Frontier Oil Corp.	14,400	200
General Maritime Corp.	14,720	101
Geomet, Inc. *	4,000	8
Global Industries Ltd. *	14,400	105
Goodrich Petroleum Corp. *	3,500	90
Gulf Island Fabrication, Inc.	2,800	54
GulfMark Offshore, Inc. *	4,100	113
Gulfport Energy Corp. *	5,000	38
Halliburton Co.	96,200	2,810
Harvest Natural Resources, Inc. *	6,000	33
Helix Energy Solutions Group, Inc. *	8,564	118
Helmerich & Payne, Inc.	9,600	365
Hercules Offshore, Inc. *	7,400	38
Hess Corp.	31,200	1,708
Holly Corp.	8,000	232
Hornbeck Offshore Services, Inc. *	5,000	122
Houston American Energy Corp.	4,000	16
Hugoton Royalty Trust	4,846	79
Inergy L.P.	2,500	77
International Coal Group, Inc. *	12,800	52
ION Geophysical Corp. *	7,900	30
James River Coal Co. *	2,500	47
Key Energy Services, Inc. *	10,300	75
Kinder Morgan Energy Partners L.P.	10,000	540
Kinder Morgan Management L.L.C. *	5,839	273
Linn Energy L.L.C.	6,000	147
Lufkin Industries, Inc.	3,500	200
Magellan Midstream Partners L.P.	5,795	225
Marathon Oil Corp.	74,308	2,376
Mariner Energy, Inc. *	9,601	122
MarkWest Energy Partners L.P.	5,500	132
See financial notes.    9

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Massey Energy Co.	9,800	285
Matrix Service Co. *	8,000	71
McMoRan Exploration Co. *	4,500	35
Murphy Oil Corp.	18,500	1,131
Nabors Industries Ltd. *	23,634	492
NATCO Group, Inc., Class A *	6,200	271
National-Oilwell Varco, Inc. *	43,122	1,768
Natural Gas Services Group *	7,500	127
Natural Resource Partners L.P.	7,000	153
Newfield Exploration Co. *	10,600	435
Newpark Resources, Inc. *	11,500	35
Ngas Resources, Inc. *	4,000	7
Noble Corp.	13,200	538
Noble Energy, Inc.	24,218	1,589
NuStar Energy L.P.	2,400	129
NuStar GP Holdings L.L.C.	4,000	97
Occidental Petroleum Corp.	86,120	6,535
Oceaneering International, Inc. *	5,200	266
Oil States International, Inc. *	3,600	124
ONEOK Partners L.P.	3,000	163
Overseas Shipholding Group, Inc.	3,700	145
OYO Geospace Corp. *	300	8
Panhandle Oil & Gas, Inc., Class A	2,000	39
Parker Drilling Co. *	18,300	95
Patriot Coal Corp. *	6,700	76
Patterson-UTI Energy, Inc.	13,200	206
Peabody Energy Corp.	23,700	938
Penn Virginia Corp.	5,000	101
Penn Virginia Resource Partners L.P.	5,000	92
Petrohawk Energy Corp. *	32,600	767
Petroleum Development Corp. *	4,000	67
PetroQuest Energy, Inc. *	4,200	26
PHI, Inc. *	4,000	69
Pioneer Drilling Co. *	9,200	62
Pioneer Natural Resources Co.	13,133	540
Plains All American Pipeline L.P.	3,695	177
Plains Exploration & Production Co. *	9,765	259
Pride International, Inc. *	15,700	464
Quicksilver Resources, Inc. *	14,900	182
Range Resources Corp.	14,100	706
Rex Energy Corp. *	8,000	65
Rosetta Resources, Inc. *	6,600	89
Rowan Cos., Inc.	11,400	265
RPC, Inc.	11,475	107
SandRidge Energy, Inc. *	15,000	153
Schlumberger Ltd.	132,000	8,210
SEACOR Holdings, Inc. *	1,250	102
Seahawk Drilling, Inc. *	1,046	28
Ship Finance International Ltd.	6,100	69
Smith International, Inc.	18,932	525
Southern Union Co.	12,874	252
Southwestern Energy Co. *	38,000	1,656
Spectra Energy Corp.	59,678	1,141
St. Mary Land & Exploration Co.	7,400	252
Stone Energy Corp. *	4,383	67
Sunoco Logistics Partners L.P.	2,000	117
Sunoco, Inc.	11,000	339
Superior Energy Services, Inc. *	9,900	214
Swift Energy Co. *	2,500	53
T-3 Energy Services, Inc. *	5,000	100
TC Pipelines L.P.	2,400	94
Teekay Corp.	6,000	124
Teekay LNG Partners L.P.	1,000	24
Tesoro Corp.	14,600	206
TETRA Technologies, Inc. *	5,300	50
The Williams Cos., Inc.	51,360	968
Tidewater, Inc.	7,700	321
Transocean Ltd. *	4,012	337
Trico Marine Services, Inc. *	5,000	31
Ultra Petroleum Corp. *	13,000	631
Union Drilling, Inc. *	2,500	19
Unit Corp. *	4,400	172
USEC, Inc. *	14,300	55
VAALCO Energy, Inc. *	9,000	38
Valero Energy Corp.	50,980	923
Verenium Corp. *	91	—
W&T Offshore, Inc.	7,500	87
Warren Resources, Inc. *	5,000	11
Western Refining, Inc. *	5,600	31
Westmoreland Coal Co. *	6,500	43
Whiting Petroleum Corp. *	3,400	192
Williams Partners L.P.	5,000	127
World Fuel Services Corp.	4,100	208
XTO Energy, Inc.	60,677	2,522

		141,075

Food & Staples Retailing 2.5%
Arden Group, Inc., Class A	600	68
BJ’s Wholesale Club, Inc. *	6,100	214
Casey’s General Stores, Inc.	5,100	161
Costco Wholesale Corp.	43,600	2,479
CVS Caremark Corp.	150,640	5,317
Ingles Markets, Inc., Class A	300	4
Nash Finch Co.	1,700	49
PriceSmart, Inc.	500	10
Rite Aid Corp. *	75,000	97
Ruddick Corp.	3,100	83
Safeway, Inc.	38,900	869
Spartan Stores, Inc.	500	7
SUPERVALU, Inc.	24,332	386
Sysco Corp.	56,136	1,485
The Andersons, Inc.	1,000	31
10    See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
The Great Atlantic & Pacific Tea Co., Inc. *	2,705	27
The Kroger Co.	63,800	1,476
The Pantry, Inc. *	1,000	14
United Natural Foods, Inc. *	2,600	63
Wal-Mart Stores, Inc.	259,100	12,872
Walgreen Co.	107,400	4,063
Weis Markets, Inc.	1,700	60
Whole Foods Market, Inc. *	13,900	445
Winn-Dixie Stores, Inc. *	5,000	55

		30,335

Food, Beverage & Tobacco 5.4%
Alliance One International, Inc. *	10,800	48
Altria Group, Inc.	194,800	3,528
American Italian Pasta Co., Class A *	1,000	27
Archer-Daniels-Midland Co.	53,958	1,625
Bridgford Foods Corp. *	300	2
Brown-Forman Corp., Class B	12,390	605
Bunge Ltd.	8,000	456
Campbell Soup Co.	35,400	1,124
Chiquita Brands International, Inc. *	3,200	52
Coca-Cola Bottling Co.	400	18
Coca-Cola Enterprises, Inc.	44,000	839
ConAgra Foods, Inc.	43,293	909
Constellation Brands, Inc., Class A *	17,600	278
Corn Products International, Inc.	5,800	163
Dean Foods Co. *	16,113	294
Del Monte Foods Co.	16,031	173
Dr. Pepper Snapple Group, Inc. *	20,000	545
Flowers Foods, Inc.	7,158	167
Fresh Del Monte Produce, Inc. *	4,200	91
General Mills, Inc.	31,300	2,063
Green Mountain Coffee Roasters, Inc. *	4,050	269
Griffin Land & Nurseries, Inc.	300	9
H.J. Heinz Co.	27,900	1,123
Hansen Natural Corp. *	10,000	361
Hormel Foods Corp.	11,500	419
J & J Snack Foods Corp.	6,400	251
John B. Sanfilippo & Son, Inc. *	5,000	69
Kellogg Co.	34,400	1,773
Kraft Foods, Inc., Class A	147,513	4,060
Lancaster Colony Corp.	3,400	165
Lance, Inc.	2,900	70
Lorillard, Inc.	20,648	1,605
McCormick & Co., Inc.	11,300	396
Molson Coors Brewing Co., Class B	17,000	832
National Beverage Corp. *	4,500	49
PepsiAmericas, Inc.	13,200	386
PepsiCo, Inc.	164,800	9,979
Philip Morris International, Inc.	208,800	9,889
Ralcorp Holdings, Inc. *	6,700	360
Reynolds American, Inc.	22,664	1,099
Rocky Mountain Chocolate Factory, Inc.	2,427	21
Sanderson Farms, Inc.	1,750	64
Sara Lee Corp.	64,378	727
Smithfield Foods, Inc. *	13,300	177
Tasty Baking Co.	500	3
The Boston Beer Co., Inc., Class A *	2,500	95
The Coca-Cola Co.	260,200	13,871
The Hain Celestial Group, Inc. *	1,406	25
The Hershey Co.	19,400	733
The J.M. Smucker Co.	20,246	1,068
The Pepsi Bottling Group, Inc.	23,400	876
Tootsie Roll Industries, Inc.	2,611	65
TreeHouse Foods, Inc. *	1,722	64
Tyson Foods, Inc., Class A	30,340	380
Universal Corp.	4,800	200
Vector Group Ltd.	4,321	63
Zapata Corp. *	8,000	55

		64,658

Health Care Equipment & Services 4.4%
ABIOMED, Inc. *	800	7
Aetna, Inc.	59,200	1,541
Align Technology, Inc. *	8,700	137
Alliance HealthCare Services, Inc. *	1,800	10
Allscripts-Misys Healthcare Solutions, Inc. *	6,400	125
Amedisys, Inc. *	3,334	133
America Service Group, Inc.	3,550	47
American Medical Systems Holdings, Inc. *	7,800	120
AMERIGROUP Corp. *	4,300	95
AmerisourceBergen Corp.	41,296	915
AMN Healthcare Services, Inc. *	4,110	34
AmSurg Corp. *	2,300	48
Analogic Corp.	1,400	52
Aspect Medical Systems, Inc. *	3,700	44
athenahealth, Inc. *	1,000	38
Baxter International, Inc.	62,918	3,401
Beckman Coulter, Inc.	8,100	521
Becton Dickinson & Co.	24,300	1,661
BioScrip, Inc. *	2,172	16
Boston Scientific Corp. *	154,068	1,251
Brookdale Senior Living, Inc.	300	5
C.R. Bard, Inc.	11,000	826
Cantel Medical Corp. *	3,571	57
See financial notes.   11

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Cardinal Health, Inc.	36,160	1,025
CareFusion Corp. *	18,080	404
Catalyst Health Solutions, Inc. *	1,900	60
Centene Corp. *	4,000	71
Cerner Corp. *	8,400	639
Chemed Corp.	3,900	177
Chindex International, Inc. *	3,300	46
CIGNA Corp.	38,400	1,069
Community Health Systems, Inc. *	10,100	316
CONMED Corp. *	4,200	89
CorVel Corp. *	2,850	81
Coventry Health Care, Inc. *	23,937	475
Cross Country Healthcare, Inc. *	4,600	38
CryoLife, Inc. *	750	4
Cyberonics, Inc. *	1,200	17
DaVita, Inc. *	11,250	597
DENTSPLY International, Inc.	16,100	531
Eclipsys Corp. *	6,300	118
Edwards Lifesciences Corp. *	6,900	531
Express Scripts, Inc. *	25,200	2,014
Five Star Quality Care, Inc. *	135	—
Gen-Probe, Inc. *	6,400	267
Gentiva Health Services, Inc. *	3,250	78
Greatbatch, Inc. *	1,100	22
Haemonetics Corp. *	3,700	190
Hanger Orthopedic Group, Inc. *	5,400	75
Health Management Associates, Inc., Class A *	24,900	152
Health Net, Inc. *	11,100	165
HEALTHSOUTH Corp. *	20,000	292
Healthspring, Inc. *	4,600	66
HealthTronics, Inc. *	3,500	8
Healthways, Inc. *	3,100	50
Henry Schein, Inc. *	10,600	560
Hill-Rom Holdings, Inc.	5,800	114
Hologic, Inc. *	26,512	392
Home Diagnostics, Inc. *	2,500	16
Hospira, Inc. *	17,070	762
Humana, Inc. *	18,900	710
ICU Medical, Inc. *	550	19
IDEXX Laboratories, Inc. *	5,000	256
Immucor, Inc. *	6,795	121
IMS Health, Inc.	19,300	316
Integra LifeSciences Holdings *	3,100	95
Intuitive Surgical, Inc. *	5,050	1,244
Invacare Corp.	4,000	90
inVentiv Health, Inc. *	4,733	80
Inverness Medical Innovations, Inc. *	9,441	359
Kindred Healthcare, Inc. *	4,624	68
Kinetic Concepts, Inc. *	5,600	186
Laboratory Corp. of America Holdings *	12,800	882
Landauer, Inc.	1,100	57
LCA-Vision, Inc. *	2,500	11
LifePoint Hospitals, Inc. *	3,707	105
Lincare Holdings, Inc. *	7,100	223
Magellan Health Services, Inc. *	3,007	97
McKesson Corp.	28,500	1,674
MedCath Corp. *	1,500	12
Medco Health Solutions, Inc. *	50,066	2,810
Medical Action Industries, Inc. *	3,750	41
MEDNAX, Inc. *	6,000	311
Medtronic, Inc.	119,874	4,279
Meridian Bioscience, Inc.	11,250	250
Merit Medical Systems, Inc. *	2,222	38
Molina Healthcare, Inc. *	2,500	47
National Healthcare Corp.	600	22
Neogen Corp. *	937	30
NOVT Corp. *	400	1
NuVasive, Inc. *	10,000	363
Odyssey HealthCare, Inc. *	2,250	31
Omnicare, Inc.	13,000	282
OraSure Technologies, Inc. *	1,500	5
Owens & Minor, Inc.	5,000	204
Patterson Cos., Inc. *	10,600	271
PDI, Inc. *	2,900	14
PharMerica Corp. *	3,413	53
PSS World Medical, Inc. *	5,800	117
Psychiatric Solutions, Inc. *	4,400	91
Quality Systems, Inc.	2,000	122
Quest Diagnostics, Inc.	19,820	1,108
RehabCare Group, Inc. *	4,000	75
Res-Care, Inc. *	4,500	54
ResMed, Inc. *	9,000	443
RTI Biologics, Inc. *	1,700	7
SonoSite, Inc. *	1,600	40
St. Jude Medical, Inc. *	35,800	1,220
STERIS Corp.	6,100	178
Stryker Corp.	37,100	1,707
Sunrise Senior Living, Inc. *	3,400	14
Teleflex, Inc.	4,300	214
Tenet Healthcare Corp. *	50,150	257
The Cooper Cos., Inc.	2,781	78
Thoratec Corp. *	5,636	148
U.S. Physical Therapy, Inc. *	3,500	49
UnitedHealth Group, Inc.	126,080	3,272
Universal American Financial Corp. *	4,000	40
Universal Health Services, Inc., Class B	6,000	334
Utah Medical Products, Inc.	2,500	73
Varian Medical Systems, Inc. *	11,900	488
VCA Antech, Inc. *	9,900	236
WellCare Health Plans, Inc. *	3,200	84
WellPoint, Inc. *	57,723	2,699
12    See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
West Pharmaceutical Services, Inc.	4,600	181
Wright Medical Group, Inc. *	4,200	68
Young Innovations, Inc.	2,000	47
Zimmer Holdings, Inc. *	23,300	1,225

		52,921

Household & Personal Products 2.5%
Alberto-Culver Co.	9,450	253
Avon Products, Inc.	44,000	1,410
Bare Escentuals, Inc. *	4,500	57
Central Garden & Pet Co., Class A *	6,200	59
Chattem, Inc. *	1,200	76
Church & Dwight Co., Inc.	4,950	282
Colgate-Palmolive Co.	52,500	4,128
Energizer Holdings, Inc. *	6,333	386
Herbalife Ltd.	5,800	195
Inter Parfums, Inc.	1,013	12
Kimberly-Clark Corp.	43,639	2,669
Mead Johnson Nutrition Co., Class A	18,000	757
NBTY, Inc. *	5,400	197
Nu Skin Enterprises, Inc., Class A	6,500	148
Nutraceutical International Corp. *	5,000	54
Oil-Dri Corp. of America	500	8
The Clorox Co.	14,700	871
The Estee Lauder Cos., Inc., Class A	12,800	544
The Procter & Gamble Co.	316,215	18,340
USANA Health Sciences, Inc. *	3,500	101
WD-40 Co.	1,600	50

		30,597

Insurance 3.9%
21st Century Holding Co.	1,500	7
Aflac, Inc.	47,600	1,975
Alleghany Corp. *	232	58
Allied World Assurance Co. Holdings Ltd.	4,900	219
Ambac Financial Group, Inc.	7,750	9
American Financial Group, Inc.	10,750	264
American International Group, Inc. (d)*	5,596	188
American National Insurance Co.	1,300	109
American Physicians Capital, Inc.	4,999	141
AmTrust Financial Services, Inc.	7,500	85
Aon Corp.	25,500	982
Arch Capital Group Ltd. *	6,900	465
Argo Group International Holdings Ltd. *	1,556	53
Arthur J. Gallagher & Co.	6,800	152
Aspen Insurance Holdings Ltd.	7,000	181
Assurant, Inc.	11,500	344
Assured Guaranty Ltd.	12,000	199
Axis Capital Holdings Ltd.	12,200	352
Baldwin & Lyons, Inc., Class B	750	17
Berkshire Hathaway, Inc., Class A *	133	13,167
Brown & Brown, Inc.	14,000	257
Cincinnati Financial Corp.	13,450	341
Citizens, Inc. *	5,000	30
CNA Financial Corp. *	23,900	520
CNA Surety Corp. *	4,700	68
Conseco, Inc. *	16,000	83
Crawford & Co., Class B *	1,600	8
Delphi Financial Group, Inc., Class A	6,772	147
Eastern Insurance Holdings, Inc.	2,500	18
EMC Insurance Group, Inc.	1,200	25
Employers Holdings, Inc.	4,200	62
Endurance Specialty Holdings Ltd.	5,000	180
Erie Indemnity Co., Class A	5,500	194
Everest Re Group Ltd.	5,900	516
FBL Financial Group, Inc., Class A	2,090	42
Fidelity National Financial, Inc., Class A	20,327	276
First American Corp.	7,800	237
Flagstone Reinsurance Holdings Ltd.	7,500	82
FPIC Insurance Group, Inc. *	400	14
Genworth Financial, Inc., Class A *	37,500	398
Hanover Insurance Group, Inc.	4,900	206
Harleysville Group, Inc.	1,800	56
HCC Insurance Holdings, Inc.	10,950	289
Hilltop Holdings, Inc. *	3,726	44
Horace Mann Educators Corp.	4,300	53
Independence Holding Co.	2,700	15
Infinity Property & Casualty Corp.	2,500	97
Lincoln National Corp.	21,926	523
Loews Corp.	39,645	1,312
Markel Corp. *	1,100	355
Marsh & McLennan Cos., Inc.	56,500	1,325
Max Capital Group Ltd.	5,500	114
MBIA, Inc. *	25,250	103
Mercury General Corp.	5,400	197
MetLife, Inc.	72,000	2,450
Montpelier Re Holdings Ltd.	8,100	131
National Financial Partners Corp. *	2,500	20
National Western Life Insurance Co., Class A	300	53
NYMAGIC, Inc.	2,100	30
Old Republic International Corp.	20,437	218
See financial notes.   13

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
OneBeacon Insurance Group Ltd., Class A	8,200	98
PartnerRe Ltd.	5,400	413
Platinum Underwriters Holdings Ltd.	4,500	161
PMA Capital Corp., Class A *	700	3
Presidential Life Corp.	1,000	9
Principal Financial Group, Inc.	28,400	711
ProAssurance Corp. *	1,670	84
Protective Life Corp.	5,500	106
Prudential Financial, Inc.	45,500	2,058
Reinsurance Group of America, Inc.	7,100	327
RenaissanceRe Holdings Ltd.	5,800	305
RLI Corp.	2,800	140
Safety Insurance Group, Inc.	1,000	33
Selective Insurance Group, Inc.	5,400	83
StanCorp Financial Group, Inc.	5,000	184
State Auto Financial Corp.	3,800	62
Stewart Information Services Corp.	1,400	13
The Allstate Corp.	58,874	1,741
The Chubb Corp.	33,094	1,606
The Hartford Financial Services Group, Inc.	39,400	966
The Navigators Group, Inc. *	1,500	80
The Phoenix Cos., Inc. *	9,500	30
The Progressive Corp. *	85,200	1,363
The Travelers Cos., Inc.	59,550	2,965
Torchmark Corp.	10,600	430
Tower Group, Inc.	4,000	98
Transatlantic Holdings, Inc.	6,437	325
United Fire & Casualty Co.	5,000	87
Unitrin, Inc.	5,600	110
Unum Group	29,914	597
Validus Holdings Ltd.	11,363	287
W. R. Berkley Corp.	22,950	567
Wesco Financial Corp.	200	66
White Mountains Insurance Group Ltd.	200	62
XL Capital Ltd., Class A	30,200	496
Zenith National Insurance Corp.	3,400	97

		46,819

Materials 3.8%
A. Schulman, Inc.	2,300	40
A.M. Castle & Co.	4,000	45
AEP Industries, Inc. *	1,900	66
Air Products & Chemicals, Inc.	17,700	1,365
Airgas, Inc.	7,500	333
AK Steel Holding Corp.	11,527	183
Albemarle Corp.	9,000	284
Alcoa, Inc.	101,664	1,263
Allegheny Technologies, Inc.	7,700	238
AptarGroup, Inc.	6,900	244
Arch Chemicals, Inc.	2,700	75
Ashland, Inc.	6,523	225
Ball Corp.	10,700	528
Bemis Co., Inc.	10,900	282
Brush Engineered Materials, Inc. *	4,000	74
Buckeye Technologies, Inc. *	7,700	69
Cabot Corp.	5,200	114
Calgon Carbon Corp. *	4,000	63
Carpenter Technology Corp.	5,000	105
Celanese Corp., Series A	15,500	425
Century Aluminum Co. *	3,100	27
CF Industries Holdings, Inc.	4,400	366
Clearwater Paper Corp. *	786	36
Cliffs Natural Resources, Inc.	13,300	473
Commercial Metals Co.	9,000	134
Compass Minerals International, Inc.	5,000	312
Crown Holdings, Inc. *	16,900	450
Cytec Industries, Inc.	3,600	119
Deltic Timber Corp.	700	30
Domtar Corp. *	3,250	136
E.I. Du Pont De Nemours & Co. *	91,695	2,918
Eagle Materials, Inc.	4,143	103
Eastman Chemical Co.	8,100	425
Ecolab, Inc.	21,500	945
Ferro Corp.	8,200	50
FMC Corp.	6,200	317
Freeport-McMoRan Copper & Gold, Inc.	46,622	3,420
Glatfelter	4,000	42
Greif, Inc., Class A	7,400	396
H.B. Fuller Co.	6,500	124
Hawkins, Inc.	1,900	40
Headwaters, Inc. *	7,500	31
Hecla Mining Co. *	17,000	70
Horsehead Holding Corp. *	4,000	38
Huntsman Corp.	21,500	171
Innophos Holdings, Inc.	6,500	126
International Flavors & Fragrances, Inc.	7,400	282
International Paper Co.	42,304	944
Intrepid Potash, Inc. *	6,500	167
Koppers Holdings, Inc.	2,500	65
Kronos Worldwide, Inc.	6,060	81
Landec Corp. *	6,500	43
Louisiana-Pacific Corp. *	8,300	44
Martin Marietta Materials, Inc.	4,200	350
Material Sciences Corp. *	8,000	16
MeadWestvaco Corp.	16,974	388
Minerals Technologies, Inc.	3,100	153
Mod-Pac Corp. *	500	1
14    See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Monsanto Co.	58,290	3,916
Myers Industries, Inc.	8,080	71
Nalco Holding Co.	13,600	288
Neenah Paper, Inc.	1,231	13
NewMarket Corp.	2,000	187
Newmont Mining Corp.	51,251	2,227
NL Industries, Inc.	7,800	48
Nucor Corp.	27,000	1,076
Olin Corp.	7,320	112
OM Group, Inc. *	2,400	65
Omnova Solutions, Inc. *	3,400	22
Owens-Illinois, Inc. *	17,700	564
Packaging Corp. of America	11,000	201
Pactiv Corp. *	14,400	333
Penford Corp.	5,200	31
PolyOne Corp. *	7,200	40
PPG Industries, Inc.	17,400	982
Praxair, Inc.	33,700	2,677
Reliance Steel & Aluminum Co.	8,500	310
Rock-Tenn Co., Class A	4,500	197
Rockwood Holdings, Inc. *	5,900	117
Royal Gold, Inc.	5,200	230
RPM International, Inc.	12,600	222
RTI International Metals, Inc. *	1,500	31
Schnitzer Steel Industries, Inc., Class A	1,650	71
Schweitzer-Mauduit International, Inc.	3,300	170
Sealed Air Corp.	16,500	317
Sensient Technologies Corp.	4,800	121
Sigma-Aldrich Corp.	12,600	654
Silgan Holdings, Inc.	5,800	312
Sonoco Products Co.	10,500	281
Southern Copper Corp.	57,400	1,808
Spartech Corp.	8,200	78
Steel Dynamics, Inc.	17,000	228
Stepan Co.	1,200	69
Stillwater Mining Co. *	11,233	70
Temple-Inland, Inc.	8,800	136
Terra Industries, Inc.	10,500	334
Terra Nitrogen Co., L.P.	1,500	156
Texas Industries, Inc.	1,000	33
The Dow Chemical Co.	119,266	2,800
The Lubrizol Corp.	7,400	493
The Mosaic Co.	31,500	1,472
The Scotts Miracle-Gro Co., Class A	5,600	227
The Valspar Corp.	10,400	264
Titanium Metals Corp.	16,307	140
United States Steel Corp.	9,900	341
Valhi, Inc.	9,600	90
Vulcan Materials Co.	7,592	349
Walter Energy, Inc.	4,900	287
Wausau Paper Corp.	8,700	76
Westlake Chemical Corp.	5,100	124
Weyerhaeuser Co.	18,250	663
Worthington Industries, Inc.	7,200	80
Zep, Inc.	6,600	113

		46,171

Media 2.8%
4Kids Entertainment, Inc. *	4,000	7
AH Belo Corp., Class A *	1,880	8
Alloy, Inc. *	3,500	23
Arbitron, Inc.	2,120	46
Ascent Media Corp., Class A *	1,116	26
Belo Corp., Class A	9,400	44
Cablevision Systems Corp., Class A	21,100	484
Carmike Cinemas, Inc. *	2,500	25
CBS Corp., Class B	72,006	848
CKX, Inc. *	7,300	47
Clear Channel Outdoor Holdings, Inc., Class A *	28,700	196
Comcast Corp., Class A	227,004	3,292
Comcast Corp., Special Class A	64,200	900
Crown Media Holdings, Inc., Class A *	6,000	9
Cumulus Media Inc., Class A *	4,351	9
Discovery Communications, Inc., Class C *	6,161	148
Discovery Communications, Inc., Series A *	41,161	1,132
DISH Network Corp., Class A *	37,700	656
DreamWorks Animation SKG, Inc., Class A *	8,200	262
Entercom Communications Corp., Class A *	3,000	21
Gannett Co., Inc.	19,500	191
Harte-Hanks, Inc.	8,100	95
Interactive Data Corp.	20,700	544
John Wiley & Sons, Inc., Class A	6,300	222
Journal Communications, Inc., Class A	7,500	27
Lamar Advertising Co., Class A *	9,200	224
Liberty Global, Inc., Series A *	37,575	771
Liberty Media Corp. — Capital, Series A *	11,161	231
Liberty Media Corp. — Entertainment, Series A *	44,644	1,376
Live Nation, Inc. *	6,215	41
Martha Stewart Living Omnimedia, Inc., Class A *	3,900	20
Marvel Entertainment, Inc. *	11,700	585
Media General, Inc., Class A	2,000	17
See financial notes.     15

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Mediacom Communications Corp., Class A *	7,600	36
Meredith Corp.	3,800	103
Morningstar, Inc. *	3,200	163
News Corp., Class A	253,950	2,925
Omnicom Group, Inc.	33,600	1,152
Playboy Enterprises, Inc., Class B *	4,500	14
Regal Entertainment Group, Class A	12,100	153
Salem Communications Corp., Class A *	900	3
Scholastic Corp.	2,200	55
Scripps Networks Interactive, Class A	12,000	453
Sinclair Broadcast Group, Inc., Class A	7,300	29
The DIRECTV Group, Inc. *	81,976	2,156
The E.W. Scripps Co., Class A *	4,000	25
The Interpublic Group of Cos., Inc. *	34,537	208
The McGraw-Hill Cos., Inc.	34,600	996
The New York Times Co., Class A	13,200	105
The Walt Disney Co.	185,410	5,075
The Washington Post Co., Class B	600	259
Time Warner Cable, Inc.	55,711	2,197
Time Warner, Inc.	122,350	3,685
Valassis Communications, Inc. *	3,700	67
Value Line, Inc.	300	9
Viacom, Inc., Class B *	56,606	1,562
Virgin Media, Inc.	15,000	210
Warner Music Group Corp. *	11,700	67
World Wrestling Entertainment, Inc., Class A	4,900	65
Xanadoo Co., Class A *	63	38

		34,337

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
Abbott Laboratories	163,905	8,289
Abraxis BioScience *	2,500	78
Accelrys, Inc. *	4,300	23
Acorda Therapeutics, Inc. *	5,000	109
Acura Pharmaceuticals, Inc. *	1,000	4
Adolor Corp. *	8,700	13
Affymax, Inc. *	2,900	58
Affymetrix, Inc. *	8,900	46
Albany Molecular Research, Inc. *	5,600	46
Alexion Pharmaceuticals, Inc. *	9,200	409
Alkermes, Inc. *	8,500	68
Allergan, Inc.	31,968	1,798
Allos Therapeutics, Inc. *	6,000	34
Alnylam Pharmaceuticals, Inc. *	7,400	126
AMAG Pharmaceuticals, Inc. *	3,000	113
Amgen, Inc. *	106,268	5,710
Amicus Therapeutics, Inc. *	500	2
Amylin Pharmaceuticals, Inc. *	15,400	170
Arena Pharmaceuticals, Inc. *	800	3
ArQule, Inc. *	8,800	29
Auxilium Pharmaceuticals, Inc. *	5,000	157
Bio-Rad Laboratories, Inc., Class A *	3,000	268
BioCryst Pharmaceuticals, Inc. *	1,400	12
Biogen Idec, Inc. *	31,125	1,311
BioMarin Pharmaceutical, Inc. *	10,300	160
Bristol-Myers Squibb Co.	209,450	4,566
Bruker Corp. *	14,600	158
Caliper Life Sciences, Inc. *	700	2
Cambrex Corp. *	8,900	53
Caraco Pharmaceutical Laboratories Ltd. *	2,000	7
Celera Corp. *	9,600	59
Celgene Corp. *	47,791	2,440
Cephalon, Inc. *	9,000	491
Cepheid, Inc. *	5,000	66
Charles River Laboratories International, Inc. *	6,416	234
Clinical Data, Inc. *	175	3
Covance, Inc. *	5,800	300
Cubist Pharmaceuticals, Inc. *	8,900	151
Cypress Bioscience, Inc. *	4,000	25
Dendreon Corp. *	11,900	301
Dionex Corp. *	5,200	353
Durect Corp. *	2,000	4
Dyax Corp. *	2,000	6
Eli Lilly & Co.	106,400	3,619
Emergent Biosolutions, Inc. *	4,000	58
Endo Pharmaceuticals Holdings, Inc. *	10,500	235
Enzo Biochem, Inc. *	5,781	32
Enzon Pharmaceuticals, Inc. *	8,900	75
eResearch Technology, Inc. *	5,625	42
Exelixis, Inc. *	11,300	69
Facet Biotech Corp. *	1,900	33
Forest Laboratories, Inc. *	31,300	866
Genomic Health, Inc. *	5,000	93
Genzyme Corp. *	28,132	1,423
Geron Corp. *	8,000	49
Gilead Sciences, Inc. *	96,640	4,112
GTx, Inc. *	3,000	27
Halozyme Therapeutics, Inc. *	6,000	36
Harvard Bioscience, Inc. *	500	2
Human Genome Sciences, Inc. *	17,100	320
Illumina, Inc. *	12,200	392
ImmunoGen, Inc. *	1,500	10
Incyte Corp. *	2,600	15
16     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Inspire Pharmaceuticals, Inc. *	1,300	6
InterMune, Inc. *	1,100	13
Isis Pharmaceuticals, Inc. *	10,300	130
Johnson & Johnson	298,170	17,607
Kendle International, Inc. *	2,700	46
King Pharmaceuticals, Inc. *	25,616	259
Lexicon Pharmaceuticals, Inc. *	6,900	9
Life Technologies Corp. *	17,862	843
Ligand Pharmaceuticals, Inc., Class B *	2,689	5
Luminex Corp. *	7,800	115
MannKind Corp. *	3,000	16
MAP Pharmaceuticals, Inc. *	500	4
Martek Biosciences Corp. *	3,000	54
Matrixx Initiatives, Inc. *	2,700	12
Maxygen, Inc. *	6,500	36
Medicis Pharmaceutical Corp., Class A	5,900	125
Medivation, Inc. *	5,000	128
Merck & Co., Inc. *	234,652	7,258
Mettler-Toledo International, Inc. *	3,200	312
Millipore Corp. *	5,100	342
Momenta Pharmaceuticals, Inc. *	4,000	36
Mylan, Inc. *	32,000	520
Myriad Genetics, Inc. *	14,800	359
Myriad Pharmaceuticals, Inc. *	3,700	20
Nabi Biopharmaceuticals *	2,800	9
Nektar Therapeutics *	8,400	68
Neurocrine Biosciences, Inc. *	1,400	3
NPS Pharmacuticals, Inc. *	1,000	3
Onyx Pharmaceuticals, Inc. *	4,500	120
OSI Pharmaceuticals, Inc. *	4,998	161
Pain Therapeutics, Inc. *	7,400	37
Par Pharmaceutical Cos., Inc. *	5,900	124
PAREXEL International Corp. *	4,800	60
PDL BioPharma, Inc.	9,500	80
PerkinElmer, Inc.	11,477	214
Perrigo Co.	10,300	383
Pfizer, Inc.	865,801	14,745
Pharmaceutical Product Development, Inc.	12,000	259
POZEN, Inc. *	1,300	7
Regeneron Pharmaceuticals, Inc. *	9,200	144
Salix Pharmaceuticals Ltd. *	4,000	74
Sangamo BioSciences, Inc. *	1,200	6
Savient Pharmaceuticals, Inc. *	2,300	29
Schering-Plough Corp.	168,750	4,759
Seattle Genetics, Inc. *	5,000	45
Sucampo Pharmaceuticals, Inc., Class A *	1,500	7
SuperGen, Inc. *	900	2
Synta Pharmaceuticals Corp. *	4,000	11
Techne Corp.	3,800	237
Teva Pharmaceutical Industries Ltd. ADR (Israel)	3,007	152
The Medicines Co. *	8,300	60
Theravance, Inc. *	5,700	80
Thermo Fisher Scientific, Inc. *	43,602	1,962
United Therapeutics Corp. *	6,000	255
Valeant Pharmaceuticals International *	7,900	232
Varian, Inc. *	5,800	297
Vertex Pharmaceuticals, Inc. *	18,644	626
Vical, Inc. *	1,600	5
ViroPharma, Inc. *	10,000	75
VIVUS, Inc. *	4,000	32
Warner Chilcott plc, Class A *	12,500	277
Waters Corp. *	10,700	614
Watson Pharmaceuticals, Inc. *	10,732	369
XenoPort, Inc. *	2,500	42
ZymoGenetics, Inc. *	2,000	9

		94,692

Real Estate 1.9%
Acadia Realty Trust	3,000	48
Alexander’s, Inc. *	700	185
Alexandria Real Estate Equities, Inc.	5,500	298
AMB Property Corp.	15,200	334
American Campus Communities, Inc.	4,500	122
American Realty Investors, Inc. *	1,537	15
Annaly Capital Management, Inc.	56,600	957
Anthracite Capital, Inc. *	4,900	4
Anworth Mortgage Asset Corp.	9,000	64
Apartment Investment & Management Co., Class A	10,711	132
AvalonBay Communities, Inc.	8,892	612
Avatar Holdings, Inc. *	2,500	41
BioMed Realty Trust, Inc.	10,000	136
Boston Properties, Inc.	13,400	814
Brandywine Realty Trust	11,863	113
BRE Properties, Inc.	5,000	136
Brookfield Properties Corp.	35,200	358
Camden Property Trust	7,800	283
Capstead Mortgage Corp.	6,240	82
CB Richard Ellis Group, Inc., Class A *	24,500	254
CBL & Associates Properties, Inc.	13,485	110
Chimera Investment Corp.	62,900	220
Colonial Properties Trust	2,567	27
Consolidated-Tomoka Land Co.	900	31
Corporate Office Properties Trust	6,500	216
Cousins Properties, Inc.	5,353	39
DCT Industrial Trust, Inc.	20,300	92
See financial notes.     17

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Developers Diversified Realty Corp.	14,284	123
DiamondRock Hospitality Co. *	9,500	72
Digital Realty Trust, Inc.	7,000	316
Douglas Emmett, Inc.	12,000	142
Duke Realty Corp.	23,290	262
EastGroup Properties, Inc.	3,900	144
Entertainment Properties Trust	2,200	75
Equity Lifestyle Properties, Inc.	3,000	139
Equity One, Inc.	6,600	98
Equity Residential	28,500	823
Essex Property Trust, Inc.	3,600	271
Extra Space Storage, Inc.	7,500	72
Federal Realty Investment Trust	5,200	307
FelCor Lodging Trust, Inc. *	5,700	18
First Industrial Realty Trust, Inc.	2,600	11
Forest City Enterprises, Inc., Class A	15,400	134
Forestar Group, Inc. *	2,933	43
Franklin Street Properties Corp.	6,500	70
Getty Realty Corp.	2,000	49
Glimcher Realty Trust	3,800	10
Gramercy Capital Corp. *	1,028	3
Hatteras Financial Corp.	4,000	112
HCP, Inc.	28,348	839
Health Care REIT, Inc.	12,700	563
Healthcare Realty Trust, Inc.	4,900	102
Highwoods Properties, Inc.	8,600	237
Home Properties, Inc.	2,500	98
Hospitality Properties Trust	11,600	224
Host Hotels & Resorts, Inc.	61,954	626
HRPT Properties Trust	23,400	165
Inland Real Estate Corp.	5,500	47
Investors Real Estate Trust	5,000	42
iStar Financial, Inc. *	9,390	20
Jones Lang LaSalle, Inc.	5,300	248
Kilroy Realty Corp.	4,800	133
Kimco Realty Corp.	39,095	494
LaSalle Hotel Properties	6,600	113
Lexington Realty Trust	3,367	14
Liberty Property Trust	11,300	332
LTC Properties, Inc.	2,800	66
Mack-Cali Realty Corp.	8,900	275
Maguire Properties, Inc. *	3,000	5
Maui Land & Pineapple Co., Inc. *	800	5
Medical Properties Trust, Inc.	8,300	66
MFA Financial, Inc.	20,500	152
Mid-America Apartment Communities, Inc.	2,500	110
National Health Investors, Inc.	3,100	93
National Retail Properties, Inc.	9,320	181
Nationwide Health Properties, Inc.	11,100	358
New Century Financial Corp. (a)(c)	3,600	—
OMEGA Healthcare Investors, Inc.	9,784	148
Parkway Properties, Inc.	500	9
Pennsylvania Real Estate Investment Trust	2,500	18
Plum Creek Timber Co., Inc.	18,047	565
PMC Commercial Trust	1,500	11
Post Properties, Inc.	5,200	86
Potlatch Corp.	2,753	77
ProLogis	45,954	521
PS Business Parks, Inc.	3,000	147
Public Storage	14,590	1,074
RAIT Financial Trust	3,300	6
Ramco-Gershenson Properties Trust	1,400	12
Rayonier, Inc.	7,388	285
Realty Income Corp.	11,600	269
Redwood Trust, Inc.	8,500	118
Regency Centers Corp.	8,700	292
Reis, Inc. *	1,400	8
Saul Centers, Inc.	2,100	65
Senior Housing Properties Trust	11,450	221
SL Green Realty Corp.	7,750	300
Sovran Self Storage, Inc.	800	24
Sun Communities, Inc.	3,000	52
Tanger Factory Outlet Centers, Inc.	4,600	175
Taubman Centers, Inc.	4,100	125
Tejon Ranch Co. *	674	18
The Macerich Co.	8,495	253
The St. Joe Co. *	9,300	223
UDR, Inc.	15,861	228
UMH Properties, Inc.	1,600	12
Universal Health Realty Income Trust	900	29
Urstadt Biddle Properties	500	7
Urstadt Biddle Properties, Class A	1,000	15
Ventas, Inc.	16,300	654
Vornado Realty Trust	21,557	1,284
Walter Investment Management Corp.	1,789	23
Washington Real Estate Investment Trust	6,100	163
Weingarten Realty Investors	11,475	212

		22,354

Retailing 3.6%
99 Cents Only Stores *	3,066	35
Aaron’s, Inc.	6,250	157
Abercrombie & Fitch Co., Class A	8,800	289
Advance Auto Parts, Inc.	9,540	355
18     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Aeropostale, Inc. *	6,600	248
Amazon.com, Inc. *	41,700	4,954
America’s Car-Mart, Inc. *	3,750	78
American Eagle Outfitters, Inc.	18,150	317
AnnTaylor Stores Corp. *	9,825	127
Asbury Automotive Group, Inc. *	4,100	40
Audiovox Corp., Class A *	1,600	10
AutoNation, Inc. *	21,600	372
AutoZone, Inc. *	6,100	825
Barnes & Noble, Inc.	7,400	123
Bed Bath & Beyond, Inc. *	23,700	834
Best Buy Co., Inc.	39,225	1,498
Big Lots, Inc. *	11,100	278
Blockbuster, Inc., Class A *	15,300	13
Brown Shoe Co., Inc.	6,675	69
Cabela’s, Inc. *	3,500	44
CarMax, Inc. *	17,046	335
Charming Shoppes, Inc. *	10,200	46
Chico’s FAS, Inc. *	13,300	159
Christopher & Banks Corp.	2,900	18
Coldwater Creek, Inc. *	8,502	49
Collective Brands, Inc. *	5,906	110
Destination Maternity Corp. *	2,500	50
Dick’s Sporting Goods, Inc. *	11,000	250
Dillard’s, Inc., Class A	5,500	75
Dollar Tree, Inc. *	8,650	390
DSW, Inc., Class A *	3,500	67
Duckwall-ALCO Stores, Inc. *	1,800	31
Expedia, Inc. *	31,345	711
Family Dollar Stores, Inc.	12,700	359
Foot Locker, Inc.	14,100	148
GameStop Corp., Class A *	12,048	293
Genesco, Inc. *	4,300	112
Genuine Parts Co.	13,500	472
Group 1 Automotive, Inc.	1,400	36
Guess?, Inc.	7,900	289
Hibbett Sports, Inc. *	3,543	66
HSN, Inc. *	6,269	94
J. Crew Group, Inc. *	5,500	224
J.C. Penney Co., Inc.	27,400	908
Kohl’s Corp. *	28,300	1,619
Liberty Media Corp. — Interactive, Class A *	55,809	633
Limited Brands, Inc.	31,520	555
Lithia Motors, Inc., Class A	700	6
Lowe’s Cos., Inc.	157,500	3,082
Macy’s, Inc.	42,952	755
MarineMax, Inc. *	800	5
Midas, Inc. *	6,800	55
Monro Muffler Brake, Inc.	1,575	49
Netflix, Inc. *	6,000	321
Nordstrom, Inc.	20,600	655
O’Reilly Automotive, Inc. *	11,899	444
Office Depot, Inc. *	26,000	157
OfficeMax, Inc. *	6,400	73
Pacific Sunwear of California, Inc. *	7,475	45
Penske Automotive Group, Inc.	2,000	31
PetSmart, Inc.	11,100	261
Pomeroy IT Solutions, Inc. *	2,100	14
Priceline.com, Inc. *	3,983	628
RadioShack Corp.	10,700	181
Rent-A-Center, Inc. *	7,750	142
Retail Ventures, Inc. *	5,000	32
REX Stores Corp. *	1,875	23
Ross Stores, Inc.	13,400	590
Saks, Inc. *	10,800	61
Sally Beauty Holdings, Inc. *	6,950	47
Sears Holdings Corp. (d)*	12,885	874
Shoe Carnival, Inc. *	1,200	18
Sonic Automotive, Inc., Class A	1,400	13
Stage Stores, Inc.	2,700	32
Staples, Inc.	76,800	1,667
Stein Mart, Inc. *	3,800	36
Systemax, Inc. *	2,500	34
Target Corp.	69,800	3,380
The Buckle, Inc.	7,875	236
The Cato Corp., Class A	4,300	85
The Children’s Place Retail Stores, Inc. *	1,800	57
The Dress Barn, Inc. *	6,000	108
The Finish Line, Inc., Class A	5,061	51
The Gap, Inc.	73,900	1,577
The Gymboree Corp. *	2,500	106
The Home Depot, Inc.	182,070	4,568
The Men’s Wearhouse, Inc.	3,600	83
The Pep Boys — Manny, Moe & Jack	5,000	44
The Sherwin-Williams Co.	13,000	742
The Talbots, Inc.	5,700	52
The TJX Cos., Inc.	40,400	1,509
The Wet Seal, Inc., Class A *	6,000	19
Ticketmaster Entertainment, Inc. *	6,269	60
Tiffany & Co.	11,500	452
Tractor Supply Co. *	4,000	179
Trans World Entertainment Corp. *	1,500	2
TravelCenters of America L.L.C. *	600	3
Tuesday Morning Corp. *	2,500	8
Tween Brands, Inc. *	1,742	15
Ulta Salon, Cosmetics & Fragrance, Inc. *	4,000	61
Urban Outfitters, Inc. *	12,800	402
West Marine, Inc. *	2,500	19
Williams-Sonoma, Inc.	9,200	173
Winmark Corp. *	1,200	25
See financial notes.     19

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Zale Corp. *	5,020	24

		43,136

Semiconductors & Semiconductor Equipment 2.5%
Actel Corp. *	1,100	13
Advanced Energy Industries, Inc. *	3,900	48
Advanced Micro Devices, Inc. *	55,200	254
Altera Corp.	30,400	602
Amkor Technology, Inc. *	14,400	79
ANADIGICS, Inc. *	1,150	4
Analog Devices, Inc.	32,200	825
Applied Materials, Inc.	144,098	1,758
Atmel Corp. *	37,900	141
ATMI, Inc. *	1,400	21
Broadcom Corp., Class A *	56,700	1,509
Brooks Automation, Inc. *	5,585	38
Cabot Microelectronics Corp. *	660	21
CEVA, Inc. *	433	4
Cirrus Logic, Inc. *	3,800	18
Cohu, Inc.	1,100	13
Cree, Inc. *	9,000	379
CSR plc *	2,593	19
Cymer, Inc. *	4,200	144
Cypress Semiconductor Corp. *	13,500	114
Diodes, Inc. *	6,412	105
DSP Group, Inc. *	3,300	19
Entegris, Inc. *	14,299	54
Exar Corp. *	3,834	26
Fairchild Semiconductor International, Inc. *	8,600	64
FEI Co. *	1,500	36
FormFactor, Inc. *	5,500	93
Integrated Device Technology, Inc. *	16,120	95
Integrated Silicon Solution, Inc. *	3,038	11
Intel Corp.	594,332	11,358
International Rectifier Corp. *	6,600	121
Intersil Corp., Class A	12,364	155
IXYS Corp.	900	6
KLA-Tencor Corp.	17,500	569
Kopin Corp. *	2,500	11
Kulicke & Soffa Industries, Inc. *	4,400	20
Lam Research Corp. *	13,600	459
Lattice Semiconductor Corp. *	4,600	9
Linear Technology Corp.	25,000	647
LSI Corp. *	67,887	348
Marvell Technology Group Ltd. *	54,400	746
Maxim Integrated Products, Inc.	30,000	500
MEMC Electronic Materials, Inc. *	21,300	265
Micrel, Inc.	6,800	51
Microchip Technology, Inc.	18,975	455
Micron Technology, Inc. *	87,199	592
Microsemi Corp. *	7,652	102
MIPS Technologies, Inc. *	1,100	4
MKS Instruments, Inc. *	4,300	67
MoSys, Inc. *	1,200	3
Nanometrics, Inc. *	300	2
National Semiconductor Corp.	29,200	378
Novellus Systems, Inc. *	11,171	230
NVIDIA Corp. *	59,500	712
OmniVision Technologies, Inc. *	4,800	59
ON Semiconductor Corp. *	43,665	292
Pericom Semiconductor Corp. *	600	6
Photronics, Inc. *	9,400	39
PLX Technology, Inc. *	1,300	4
PMC — Sierra, Inc. *	22,800	194
Rambus, Inc. *	10,700	171
RF Micro Devices, Inc. *	25,020	100
Rudolph Technologies, Inc. *	1,318	8
Semitool, Inc. *	4,300	30
Semtech Corp. *	6,000	93
Silicon Image, Inc. *	6,500	14
Silicon Laboratories, Inc. *	5,000	209
Silicon Storage Technology, Inc. *	7,000	14
Skyworks Solutions, Inc. *	17,189	179
Standard Microsystems Corp. *	3,600	69
Supertex, Inc. *	1,400	34
Techwell, Inc. *	2,500	26
Teradyne, Inc. *	15,559	130
Tessera Technologies, Inc. *	3,000	66
Texas Instruments, Inc.	143,397	3,363
Trident Microsystems, Inc. *	5,000	9
TriQuint Semiconductor, Inc. *	5,310	29
Ultratech, Inc. *	1,300	17
Varian Semiconductor Equipment Associates, Inc. *	7,875	224
Veeco Instruments, Inc. *	3,500	85
Virage Logic Corp. *	1,400	8
Xilinx, Inc.	27,600	600
Zoran Corp. *	4,261	38

		30,427

Software & Services 7.7%
Accenture plc, Class A	13,000	482
ACI Worldwide, Inc. *	5,200	84
Activision Blizzard, Inc. *	119,732	1,297
Actuate Corp. *	5,862	29
Acxiom Corp. *	13,300	153
Adobe Systems, Inc. *	49,210	1,621
Advent Software, Inc. *	4,100	157
Affiliated Computer Services, Inc., Class A *	9,900	516
Akamai Technologies, Inc. *	12,138	267
Alliance Data Systems Corp. *	6,600	363
ANSYS, Inc. *	8,786	357
20     See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Ariba, Inc. *	11,570	137
Autodesk, Inc. *	16,800	419
Automatic Data Processing, Inc.	48,100	1,914
Blackbaud, Inc.	3,000	67
BMC Software, Inc. *	29,000	1,078
Bottomline Technologies, Inc. *	5,000	73
Broadridge Financial Solutions, Inc.	12,025	250
CA, Inc.	47,508	994
CACI International, Inc., Class A *	2,100	100
Cadence Design Systems, Inc. *	22,600	138
Chordiant Software, Inc. *	440	2
CIBER, Inc. *	7,300	24
Citrix Systems, Inc. *	20,000	735
Cognizant Technology Solutions Corp., Class A *	31,200	1,206
Computer Sciences Corp. *	16,238	823
Compuware Corp. *	27,900	197
Convergys Corp. *	10,500	114
CSG Systems International, Inc. *	5,400	88
CyberSource Corp. *	5,457	89
DealerTrack Holdings, Inc. *	3,100	51
Digimarc Corp. *	2,142	30
Digital River, Inc. *	2,100	48
DST Systems, Inc. *	8,100	338
Dynamics Research Corp. *	1,200	15
EarthLink, Inc.	17,050	138
eBay, Inc. *	116,348	2,591
Edgewater Technology, Inc. *	767	2
Electronic Arts, Inc. *	25,200	460
eLoyalty Corp. *	190	1
Epicor Software Corp. *	4,000	31
EPIQ Systems, Inc. *	825	10
Equinix, Inc. *	2,565	219
Euronet Worldwide, Inc. *	2,500	59
Exlservice Holdings, Inc. *	5,000	68
FactSet Research Systems, Inc.	3,750	240
Fair Isaac Corp.	7,744	157
FalconStor Software, Inc. *	1,200	4
Fidelity National Information Services, Inc.	26,506	577
Fiserv, Inc. *	15,300	702
Forrester Research, Inc. *	4,100	104
Gartner, Inc. *	10,300	192
Genpact Ltd. *	15,000	179
Global Payments, Inc.	6,240	307
Google, Inc., Class A *	26,750	14,341
GSE Systems, Inc. *	424	3
Hackett Group, Inc. *	1,700	5
Hewitt Associates, Inc., Class A *	9,425	335
IAC/InterActiveCorp *	15,672	297
iGATE Corp.	9,600	85
infoGROUP, Inc. *	4,800	31
Informatica Corp. *	6,700	142
InfoSpace, Inc. *	3,872	33
Interactive Intelligence, Inc. *	4,000	67
Internet Capital Group, Inc. *	350	3
Intuit, Inc. *	33,430	972
j2 Global Communications, Inc. *	4,000	82
Jack Henry & Associates, Inc.	6,300	145
JDA Software Group, Inc. *	4,500	89
Lawson Software, Inc. *	14,500	92
Lender Processing Services, Inc.	8,157	325
LookSmart, Ltd. *	480	1
Magma Design Automation, Inc. *	7,200	15
Manhattan Associates, Inc. *	4,300	99
ManTech International Corp., Class A *	5,000	219
Mastech Holdings, Inc. *	640	3
MasterCard, Inc., Class A	12,000	2,628
MAXIMUS, Inc.	4,200	194
McAfee, Inc. *	14,445	605
Mentor Graphics Corp. *	8,200	60
MICROS Systems, Inc. *	22,000	592
Microsoft Corp.	865,850	24,010
MicroStrategy, Inc., Class A *	856	75
ModusLink Global Solutions, Inc. *	3,950	32
MoneyGram International, Inc. *	7,500	22
Move, Inc. *	5,020	10
NetScout Systems, Inc. *	7,300	90
NeuStar, Inc., Class A *	6,300	146
Novell, Inc. *	25,600	105
Nuance Communications, Inc. *	21,974	288
NYFIX, Inc. *	750	1
Openwave Systems, Inc. *	7,771	18
OPNET Technologies, Inc.	3,600	39
Oracle Corp.	425,449	8,977
Parametric Technology Corp. *	8,680	129
Paychex, Inc.	32,400	920
Perot Systems Corp., Class A *	9,100	272
Phoenix Technologies Ltd. *	4,100	10
PLATO Learning, Inc. *	1,433	6
Progress Software Corp. *	4,200	97
Quest Software, Inc. *	7,700	129
Radiant Systems, Inc. *	3,800	37
RealNetworks, Inc. *	18,900	67
Red Hat, Inc. *	14,600	377
Renaissance Learning, Inc.	2,100	19
Rovi Corp. *	12,812	353
S1 Corp. *	12,930	78
Saba Software, Inc. *	3,849	17
SAIC, Inc. *	9,500	168
Salesforce.com, Inc. *	8,500	482
Sapient Corp. *	9,100	74
SAVVIS, Inc. *	4,000	59
Solera Holdings, Inc.	5,000	161
See financial notes. 21

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
SonicWALL, Inc. *	7,400	59
SourceForge, Inc. *	4,527	5
SRA International, Inc., Class A *	5,000	94
StarTek, Inc. *	3,900	23
Support.com, Inc. *	11,600	28
Sybase, Inc. *	19,036	753
Symantec Corp. *	93,673	1,647
Symyx Technologies, Inc. *	3,800	22
Synopsys, Inc. *	13,684	301
Syntel, Inc.	2,500	90
Take-Two Interactive Software, Inc. *	6,000	66
TeleCommunication Systems, Inc., Class A *	1,300	12
TeleTech Holdings, Inc. *	5,000	89
THQ, Inc. *	5,425	28
TIBCO Software, Inc. *	16,000	140
TiVo, Inc. *	4,500	49
Total System Services, Inc.	28,204	450
United Online, Inc.	8,650	69
ValueClick, Inc. *	8,500	84
VeriFone Holdings, Inc. *	6,600	88
VeriSign, Inc. *	20,875	476
Visa, Inc., Class A	56,000	4,243
VMware, Inc., Class A *	29,000	1,114
Web.com Group, Inc. *	223	2
WebMD Health Corp. *	15,343	523
Websense, Inc. *	7,500	120
Western Union Co.	65,932	1,198
Yahoo!, Inc. *	125,144	1,990

		92,791

Technology Hardware & Equipment 8.2%
3Com Corp. *	40,900	210
Adaptec, Inc. *	5,700	18
ADC Telecommunications, Inc. *	9,431	61
ADTRAN, Inc.	7,000	161
Agilent Technologies, Inc. *	39,317	973
Agilysys, Inc.	1,360	6
Amphenol Corp., Class A	17,600	706
Anaren, Inc. *	3,300	48
Anixter International, Inc. *	3,300	138
Apple, Inc. *	95,000	17,907
Arris Group, Inc. *	12,775	131
Arrow Electronics, Inc. *	12,000	304
Avid Technology, Inc. *	3,756	47
Avnet, Inc. *	15,788	391
Avocent Corp. *	3,963	99
AVX Corp.	14,000	158
Benchmark Electronics, Inc. *	4,830	81
Black Box Corp.	1,700	45
Blue Coat Systems, Inc. *	680	15
Brightpoint, Inc. *	4,454	33
Brocade Communications Systems, Inc. *	40,535	348
Checkpoint Systems, Inc. *	4,600	62
Ciena Corp. *	2,470	29
Cisco Systems, Inc. *	628,909	14,371
Cogent, Inc. *	7,500	72
Cognex Corp.	2,900	47
Coherent, Inc. *	1,300	33
Comarco, Inc. *	500	2
CommScope, Inc. *	8,323	225
Comtech Telecommunications Corp. *	2,175	70
Corning, Inc.	164,807	2,408
CPI International, Inc. *	6,000	59
CTS Corp.	5,800	52
Daktronics, Inc.	5,200	39
DDi Corp. *	1	—
Dell, Inc. *	189,400	2,744
Diebold, Inc.	7,300	221
Dolby Laboratories, Inc., Class A *	8,800	369
Echelon Corp. *	3,700	51
EchoStar Corp., Class A *	7,540	137
Electro Rent Corp.	5,100	55
Electro Scientific Industries, Inc. *	1,300	14
Electronics for Imaging, Inc. *	3,400	40
EMC Corp. *	212,186	3,495
EMS Technologies, Inc. *	1,000	17
Emulex Corp. *	5,900	60
Extreme Networks, Inc. *	9,000	18
F5 Networks, Inc. *	8,600	386
FLIR Systems, Inc. *	15,600	434
Frequency Electronics, Inc. *	500	2
Gerber Scientific, Inc. *	5,400	25
Harmonic, Inc. *	6,342	33
Harris Corp.	14,000	584
Harris Stratex Networks, Inc., Class A *	4,177	26
Hewlett-Packard Co.	254,636	12,085
Hutchinson Technology, Inc. *	2,500	15
I.D. Systems, Inc. *	5,500	20
Imation Corp.	2,000	18
Immersion Corp. *	800	3
Infinera Corp. *	7,500	56
Ingram Micro, Inc., Class A *	16,900	298
Insight Enterprises, Inc. *	4,650	49
Intelli-Check-Mobilisa, Inc. *	500	1
InterDigital, Inc. *	4,500	93
Intermec, Inc. *	5,600	69
International Business Machines Corp.	142,510	17,188
Itron, Inc. *	4,500	270
Ixia *	5,200	35
Jabil Circuit, Inc.	20,400	273
22 See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
JDS Uniphase Corp. *	17,553	98
Juniper Networks, Inc. *	60,565	1,545
Keithley Instruments, Inc.	3,200	10
L-1 Identity Solutions, Inc. *	756	4
LaserCard Corp. *	1,000	7
LeCroy Corp. *	900	3
Lexmark International, Inc., Class A *	10,900	278
LightPath Technologies, Inc. *	75	—
Littelfuse, Inc. *	2,000	55
Maxwell Technologies, Inc. *	1,000	18
Measurement Specialties, Inc. *	700	5
Mercury Computer Systems, Inc. *	3,600	39
Merrimac Industries, Inc. *	600	5
Methode Electronics, Inc.	3,600	26
MOCON, Inc.	600	5
Molex, Inc.	16,125	301
Motorola, Inc.	220,955	1,894
MTS Systems Corp.	4,500	119
Multi-Fineline Electronix, Inc. *	2,500	68
National Instruments Corp.	5,675	152
NCR Corp. *	23,800	242
NetApp, Inc. *	36,500	987
NETGEAR, Inc. *	3,000	55
Network Equipment Technologies, Inc. *	5,000	16
Newport Corp. *	4,200	31
Oplink Communications, Inc. *	657	10
OSI Systems, Inc. *	3,700	73
Palm, Inc. *	13,138	153
Park Electrochemical Corp.	3,600	81
ParkerVision, Inc. *	400	1
PC Connection, Inc. *	5,500	32
PC-Tel, Inc. *	6,400	37
Performance Technologies, Inc. *	1,600	4
Plantronics, Inc.	4,000	96
Plexus Corp. *	3,700	94
Polycom, Inc. *	9,200	198
Presstek, Inc. *	1,100	2
QLogic Corp. *	17,044	299
QUALCOMM, Inc.	170,600	7,065
RadiSys Corp. *	3,700	31
Research Frontiers, Inc. *	800	3
Richardson Electronics Ltd.	1,300	7
Riverbed Technology, Inc. *	5,500	113
Rofin-Sinar Technologies, Inc. *	3,800	82
Rogers Corp. *	2,500	65
SanDisk Corp. *	19,500	399
ScanSource, Inc. *	3,200	81
SCM Microsystems, Inc. *	1,200	3
SeaChange International, Inc. *	6,350	43
Seagate Technology	52,066	726
Sonus Networks, Inc. *	19,400	37
Stratasys, Inc. *	2,700	43
Sun Microsystems, Inc. *	62,057	508
Sycamore Networks, Inc. *	27,900	80
Symmetricom, Inc. *	8,450	40
Synaptics, Inc. *	5,250	118
Tech Data Corp. *	5,300	204
Technitrol, Inc.	4,000	31
Tekelec *	8,700	131
Tellabs, Inc. *	38,064	229
Teradata Corp. *	23,800	664
TESSCO Technologies, Inc.	1,350	23
Tollgrade Communications, Inc. *	3,600	21
Trimble Navigation Ltd. *	11,792	247
TTM Technologies, Inc. *	4,400	45
UTStarcom, Inc. *	16,000	29
ViaSat, Inc. *	3,500	102
Vishay Intertechnology, Inc. *	36,688	229
Western Digital Corp. *	23,200	781
Xerox Corp.	91,700	690
Xybernaut Corp. (a)(c)	1,400	—
Zebra Technologies Corp., Class A *	6,375	159
Zygo Corp. *	3,500	24

		98,629

Telecommunication Services 2.7%
Alaska Communication Systems Group, Inc.	5,000	39
American Tower Corp., Class A *	36,800	1,355
AT&T, Inc.	603,056	15,480
Atlantic Tele-Network, Inc.	3,250	149
Centennial Communications Corp. *	8,000	68
CenturyTel, Inc.	25,359	823
CIBL, Inc. (a)(c)	9	—
Cincinnati Bell, Inc. *	22,268	69
Clearwire Corp., Class A *	62,500	391
Cogent Communications Group, Inc. *	3,900	40
Consolidated Communications Holdings, Inc.	2,622	36
Crown Castle International Corp. *	27,776	839
D&E Communications, Inc.	5,500	62
Frontier Communications Corp.	37,119	266
General Communication, Inc., Class A *	10,500	65
Global Crossing Ltd. *	4,600	52
HickoryTech Corp.	4,600	41
Iowa Telecommunications Services, Inc.	2,500	29
Leap Wireless International, Inc. *	5,700	75
Level 3 Communications, Inc. *	168,000	198
MetroPCS Communications, Inc. *	33,000	206
See financial notes. 23

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
NII Holdings, Inc. *	17,400	469
NTELOS Holdings Corp.	3,000	45
PAETEC Holding Corp. *	8,500	28
Premiere Global Services, Inc. *	5,100	38
Qwest Communications International, Inc.	151,337	543
SBA Communications Corp., Class A *	9,300	262
Shenandoah Telecommunications Co.	2,500	42
Sprint Nextel Corp. *	301,530	893
SureWest Communications *	5,500	49
Syniverse Holdings, Inc. *	10,400	178
Telephone & Data Systems, Inc.	10,600	314
tw telecom, Inc. *	14,000	176
United States Cellular Corp. *	9,100	333
USA Mobility, Inc.	5,500	60
Verizon Communications, Inc.	303,072	8,968
Warwick Valley Telephone Co.	1,100	13
Windstream Corp.	46,124	445

		33,139

Transportation 1.8%
AirTran Holdings, Inc. *	5,800	25
Alaska Air Group, Inc. *	1,900	49
Alexander & Baldwin, Inc.	3,400	98
AMERCO *	900	38
AMR Corp. *	25,200	136
Arkansas Best Corp.	1,100	28
Atlas Air Worldwide Holdings, Inc. *	3,000	79
Burlington Northern Santa Fe Corp.	30,300	2,282
C.H. Robinson Worldwide, Inc.	15,000	827
Con-way, Inc.	4,500	148
Continental Airlines, Inc., Class B *	10,000	115
CSX Corp.	36,700	1,548
Delta Air Lines, Inc. *	50,000	357
Dollar Thrifty Automotive Group, Inc. *	3,500	65
Expeditors International of Washington, Inc.	21,200	683
FedEx Corp.	31,063	2,258
Forward Air Corp.	2,600	56
Genco Shipping & Trading Ltd.	5,500	109
Genesee & Wyoming, Inc., Class A *	3,000	87
Heartland Express, Inc.	8,941	122
Hertz Global Holdings, Inc. *	37,000	345
Horizon Lines, Inc., Class A	5,200	27
Hub Group, Inc., Class A *	4,400	109
J.B. Hunt Transport Services, Inc.	13,000	391
JetBlue Airways Corp. *	23,462	116
Kansas City Southern *	7,550	183
Kirby Corp. *	5,600	189
Knight Transportation, Inc.	9,050	145
Landstar System, Inc.	15,200	536
MAIR Holdings, Inc. (a)(c)	1,100	3
Norfolk Southern Corp.	34,500	1,608
Old Dominion Freight Line, Inc. *	4,050	105
Pacer International, Inc.	2,800	8
Park-Ohio Holdings Corp. *	2,600	16
Pinnacle Airlines Corp. *	7,500	45
Quixote Corp. *	1,300	3
Republic Airways Holdings, Inc. *	7,500	60
Ryder System, Inc.	6,400	260
Saia, Inc. *	6,100	89
SkyWest, Inc.	4,000	56
Southwest Airlines Co.	69,125	581
UAL Corp. *	10,600	69
Union Pacific Corp.	54,000	2,978
United Parcel Service, Inc., Class B	91,480	4,911
US Airways Group, Inc. *	5,900	18
UTI Worldwide, Inc.	9,300	116
Werner Enterprises, Inc.	5,832	109
YRC Worldwide, Inc. *	5,004	18

		22,204

Utilities 3.7%
AGL Resources, Inc.	6,800	238
Allegheny Energy, Inc.	14,400	329
ALLETE, Inc.	5,233	177
Alliant Energy Corp.	11,800	313
Ameren Corp.	23,100	562
American Electric Power Co., Inc.	49,520	1,497
American States Water Co.	2,000	66
American Water Works Co., Inc.	20,000	379
Aqua America, Inc.	12,094	187
Atmos Energy Corp.	9,200	256
Avista Corp.	7,800	148
Black Hills Corp.	3,900	95
Calpine Corp. *	39,900	449
CenterPoint Energy, Inc.	32,100	404
Central Vermont Public Services Corp.	6,200	120
CH Energy Group, Inc.	1,900	79
Chesapeake Utilities Corp.	647	21
Cleco Corp.	6,400	158
CMS Energy Corp.	23,900	318
Consolidated Edison, Inc.	28,400	1,155
Constellation Energy Group, Inc.	19,500	603
Dominion Resources, Inc.	61,280	2,089
DPL, Inc.	11,452	290
DTE Energy Co.	17,301	640
24 See financial notes.

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Duke Energy Corp.	133,756	2,116
Dynegy, Inc., Class A *	77,081	154
Edison International	37,710	1,200
El Paso Electric Co. *	5,300	99
Energen Corp.	5,200	228
Entergy Corp.	21,700	1,665
EQT Corp.	12,800	536
Exelon Corp.	74,474	3,497
FirstEnergy Corp.	31,717	1,373
FPL Group, Inc.	37,900	1,861
Great Plains Energy, Inc.	9,341	162
Hawaiian Electric Industries, Inc.	7,700	137
IDACORP, Inc.	4,200	118
Integrys Energy Group, Inc.	7,540	261
ITC Holdings Corp.	5,000	222
MDU Resources Group, Inc.	16,425	341
MGE Energy, Inc.	2,000	70
Middlesex Water Co.	3,000	46
Mirant Corp. *	17,700	247
National Fuel Gas Co.	8,800	399
New Jersey Resources Corp.	6,225	219
Nicor, Inc.	3,000	111
NiSource, Inc.	28,864	373
Northeast Utilities	18,124	418
Northwest Natural Gas Co.	5,700	238
NorthWestern Corp.	7,100	172
NRG Energy, Inc. *	27,600	635
NSTAR	10,734	332
NV Energy, Inc.	20,476	235
OGE Energy Corp.	9,500	316
ONEOK, Inc.	12,900	467
Ormat Technologies, Inc.	2,800	106
Pepco Holdings, Inc.	19,800	296
PG&E Corp.	38,000	1,554
Piedmont Natural Gas Co., Inc.	6,300	147
Pinnacle West Capital Corp.	9,800	307
PNM Resources, Inc.	5,500	59
Portland General Electric Co.	8,200	152
PPL Corp.	38,700	1,139
Progress Energy, Inc.	28,959	1,087
Public Service Enterprise Group, Inc.	52,800	1,573
Questar Corp.	19,200	765
RRI Energy, Inc. *	28,125	148
SCANA Corp.	12,405	420
Sempra Energy	24,675	1,270
South Jersey Industries, Inc.	2,500	88
Southern Co.	80,800	2,520
Southwest Gas Corp.	3,600	90
Spectra Energy Partners L.P.	7,500	192
TECO Energy, Inc.	23,700	340
The AES Corp. *	69,396	907
The Empire District Electric Co.	3,500	63
The Laclede Group, Inc.	3,300	101
UGI Corp.	10,700	256
UIL Holdings Corp.	3,166	81
Unisource Energy Corp.	3,800	110
Unitil Corp.	600	12
Vectren Corp.	5,766	130
Westar Energy, Inc.	8,200	157
WGL Holdings, Inc.	6,000	198
Wisconsin Energy Corp.	11,400	498
Xcel Energy, Inc.	47,395	894

		44,481

Total Common Stock (Cost $1,175,030)		1,200,332

Preferred Stock 0.2% of net assets

Real Estate 0.2%
Simon Property Group, Inc.	31,091	2,111

Total Preferred Stock (Cost $1,367)		2,111

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Indevus Pharmaceuticals, Inc. (a)(c)*	1,800	—

Total Rights (Cost $—)		—

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investments 0.8% of net assets

Commercial Paper & Other Obligation 0.6%
Wells Fargo, San Francisco Time Deposit
0.03%, 11/02/09	7,510	7,510

U.S. Treasury Obligation 0.2%
U.S. Treasury Bill
0.08%, 12/17/09	2,000	2,000

See financial notes. 25

Schwab Total Stock Market Index Fund
Portfolio Holdings continued

	Face Amount	Value
Security &nbs p; Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Total Short-Term Investments (Cost $9,510)		9,510

End of Investments.

	Number of	Value
Security	Shares	($ x 1,000)
Collateral Invested for Securities on Loan 0.1% of net assets

Invesco AIM Short Term Investments Trust Government & Agency Portfolio	1,079,196	1,079

Total Collateral Invested for Securities on Loan (Cost $1,079)		1,079

End of collateral invested for securities on loan.
(All dollar amounts are x 1,000)
At 10/31/09 tax basis cost of the fund’s investments was $1,184,017 and the unrealized appreciation and depreciation were $279,219 and ($251,283), respectively, with a net unrealized appreciation of $27,936.

*	Non-income producing security.

(a)	Fair-valued by Management in accordance with procedures approved by the Board of Trustees.

(b)	Issuer is affiliated with the fund’s adviser.

(c)	Illiquid security. At the period end, the value of these amounted to $3 or 0.0% of net assets.

(d)	All or a portion of this security is on loan.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
26 See financial notes.

Schwab International Index Fund
Portfolio Holdings as of October 31, 2009
This section shows all the securities in the fund’s portfolio and their value as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

98.6%	Common Stock	1,034,182	1,351,379
0.2%	Preferred Stock	3,232	2,694
—%	Rights	—	—
—%	Warrants	14	10
0.4%	Other Investment Company	5,577	5,330
0.5%	Short-Term Investment	6,191	6,191

99.7%	Total Investments	1,049,196	1,365,604
0.3%	Other Assets and Liabilities, Net		3,725

100.0%	Total Net Assets		1,369,329

	Number of	Value
Security	Shares	($ x 1,000)
Common Stock 98.6% of net assets

Australia 7.2%

Banks 2.9%
Australia & New Zealand Banking Group Ltd.	402,801	8,216
Commonwealth Bank of Australia	244,300	11,289
National Australia Bank Ltd.	337,078	8,906
Westpac Banking Corp.	478,668	11,188

		39,599

Commercial & Professional Supplies 0.1%
Brambles Ltd.	230,929	1,456

Diversified Financials 0.2%
Macquarie Group Ltd.	53,496	2,343

Energy 0.5%
Origin Energy Ltd.	135,541	1,944
Santos Ltd.	133,270	1,776
Woodside Petroleum Ltd.	73,798	3,095

		6,815

Food & Staples Retailing 0.7%
Wesfarmers Ltd.	186,281	4,648
Woolworths Ltd.	197,119	5,046

		9,694

Insurance 0.5%
AMP Ltd.	338,260	1,782
QBE Insurance Group Ltd.	163,842	3,300
Suncorp-Metway Ltd.	202,250	1,582

		6,664

Materials 1.8%
BHP Billiton Ltd.	539,827	17,704
Fortescue Metals Group Ltd. *	199,985	670
Newcrest Mining Ltd.	74,314	2,136
Rio Tinto Ltd.	70,018	3,881

		24,391

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
CSL Ltd.	96,972	2,723

Real Estate 0.2%
Westfield Group	340,589	3,690

Telecommunication Services 0.1%
Telstra Corp., Ltd.	400,295	1,190

		98,565

Austria 0.2%

Banks 0.1%
Erste Group Bank AG	33,336	1,340
Raiffeisen International Bank-Holding AG	7,464	438

		1,778

Energy 0.1%
OMV AG	25,065	1,033

Utilities 0.0%
Oesterreichische Eletrizitaetswirtschafts-AG A Shares	11,898	534

		3,345

Belgium 0.9%

Banks 0.2%
Dexia S.A. *	170,582	1,418
KBC GROEP N.V. *	34,679	1,484

		2,902

Diversified Financials 0.1%
Groupe Bruxelles Lambert S.A.	13,694	1,207
See financial notes.   1

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Food, Beverage & Tobacco 0.4%
Anheuser-Busch InBev N.V.	120,556	5,660

Insurance 0.1%
Fortis *	391,801	1,694

Telecommunication Services 0.1%
Belgacom S.A.	25,283	947

		12,410

Canada 8.5%

Banks 2.5%
Bank of Montreal	88,275	4,084
Bank of Nova Scotia	162,452	6,793
Canadian Imperial Bank of Commerce	62,110	3,559
Royal Bank of Canada	227,168	11,505
The Toronto-Dominion Bank	135,532	7,726

		33,667

Diversified Financials 0.0%
IGM Financial, Inc.	17,000	606

Energy 2.6%
Cameco Corp.	63,109	1,759
Canadian Natural Resources Ltd.	86,888	5,639
Canadian Oil Sands Trust	38,147	1,029
Enbridge, Inc.	59,980	2,333
EnCana Corp.	120,062	6,657
Husky Energy, Inc.	41,610	1,096
Imperial Oil Ltd.	41,159	1,548
Nexen, Inc.	83,274	1,792
Suncor Energy, Inc.	251,099	8,336
Talisman Energy, Inc.	164,142	2,800
TransCanada Corp.	109,582	3,358

		36,347

Insurance 0.8%
Great-West Lifeco, Inc.	41,000	898
Manulife Financial Corp.	259,097	4,861
Power Corp. of Canada	55,503	1,308
Power Financial Corp.	36,366	915
Sun Life Financial, Inc.	92,057	2,546

		10,528

Materials 1.5%
Agnico-Eagle Mines Ltd.	25,140	1,338
Barrick Gold Corp.	158,121	5,693
Goldcorp, Inc.	118,151	4,344
Kinross Gold Corp.	109,791	2,040
Potash Corp. of Saskatchewan, Inc.	48,480	4,521
Teck Resources Ltd., Class B *	72,800	2,113

		20,049

Media 0.1%
Thomson Reuters Corp.	58,700	1,867

Real Estate 0.1%
Brookfield Asset Management, Inc., Class A	78,429	1,656

Technology Hardware & Equipment 0.3%
Research In Motion Ltd. *	78,948	4,656

Telecommunication Services 0.3%
BCE, Inc.	40,749	975
Rogers Communications, Inc., Class B	86,778	2,546

		3,521

Transportation 0.3%
Canadian National Railway Co.	74,978	3,624

		116,521

Denmark 0.8%

Banks 0.1%
Danske Bank A/S *	90,729	2,084

Capital Goods 0.2%
Vestas Wind Systems A/S *	32,766	2,298

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Novo Nordisk A/S, Class B	79,293	4,926

Transportation 0.1%
AP Moller — Maersk A/S, Series A	85	565
AP Moller — Maersk A/S, Series B	168	1,147

		1,712

		11,020

Finland 0.8%

Insurance 0.1%
Sampo Oyj, Class A	77,381	1,852

Technology Hardware & Equipment 0.6%
Nokia Corp.	613,039	7,743

Utilities 0.1%
Fortum Oyj	67,873	1,607

		11,202
2   See financial notes.

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
France 11.1%

Automobiles & Components 0.2%
Compagnie Generale des Etablissements Michelin, Class B	21,444	1,589
Renault S.A. *	30,704	1,374

		2,963

Banks 1.6%
BNP Paribas	146,042	11,002
Credit Agricole S.A.	168,718	3,232
Natixis *	134,252	754
Societe Generale	97,362	6,467

		21,455

Capital Goods 1.2%
Alstom S.A.	29,560	2,048
Areva — CI	904	475
Bouygues S.A.	34,024	1,602
Compagnie de Saint-Gobain	63,235	3,081
Schneider Electric S.A.	42,132	4,381
Thales S.A.	14,995	727
Vinci S.A.	83,016	4,333

		16,647

Consumer Durables & Apparel 0.5%
Christian Dior S.A.	8,936	891
Hermes International	12,189	1,695
LVMH Moet Hennessy Louis Vuitton S.A.	39,953	4,137

		6,723

Consumer Services 0.1%
Accor S.A.	26,524	1,270

Energy 1.6%
Total S.A.	376,619	22,537

Food & Staples Retailing 0.3%
Carrefour S.A.	95,583	4,103

Food, Beverage & Tobacco 0.7%
DANONE S.A.	104,069	6,252
Pernod Ricard S.A.	35,653	2,970

		9,222

Health Care Equipment & Services 0.1%
Essilor International S.A.	32,662	1,829

Household & Personal Products 0.3%
L’Oreal S.A.	38,301	3,916

Insurance 0.6%
AXA S.A.	281,096	6,991
CNP Assurances	5,858	566

		7,557

Materials 0.5%
Air Liquide S.A.	42,011	4,525
Lafarge S.A.	30,325	2,461

		6,986

Media 0.4%
Vivendi	197,655	5,483

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Sanofi-Aventis	172,144	12,619

Real Estate 0.2%
Unibail-Rodamco SE	14,177	3,140

Retailing 0.1%
PPR	10,805	1,178

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	358,710	1,343

Telecommunication Services 0.6%
France Telecom S.A.	312,491	7,743

Utilities 1.1%
Electricite de France	41,359	2,305
GDF Suez	233,712	9,771
Suez Environnement Co.	43,354	963
Veolia Environnement	79,396	2,594

		15,633

		152,347

Germany 8.1%

Automobiles & Components 0.9%
Bayerische Motoren Werke AG	52,349	2,561
Daimler AG — Reg’d	170,662	8,289
Volkswagen AG	13,893	2,259

		13,109

Banks 0.1%
Commerzbank AG *	104,904	1,093

Capital Goods 1.0%
MAN SE	16,017	1,319
Siemens AG — Reg’d	131,154	11,852

		13,171

Consumer Durables & Apparel 0.1%
Adidas AG	31,178	1,443

Diversified Financials 0.7%
Deutsche Bank AG — Reg’d	99,872	7,256
See financial notes.   3

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Deutsche Boerse AG	30,300	2,454

		9,710

Food & Staples Retailing 0.1%
Metro AG	17,793	988

Health Care Equipment & Services 0.1%
Fresenius Medical Care AG & Co. KGaA	29,500	1,432

Household & Personal Products 0.1%
Beiersdorf AG	16,031	987

Insurance 1.0%
Allianz SE — Reg’d	72,500	8,310
Muenchener Rueckversicherungs-Gesellschaft AG — Reg’d	33,094	5,236

		13,546

Materials 0.9%
BASF SE	148,324	7,940
Linde AG	27,102	2,845
ThyssenKrupp AG	54,528	1,756

		12,541

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Bayer AG	133,015	9,228
Merck KGaA	10,200	959

		10,187

Software & Services 0.4%
SAP AG	137,740	6,239

Telecommunication Services 0.5%
Deutsche Telekom AG — Reg’d	477,162	6,521

Transportation 0.2%
Deutsche Post AG — Reg’d	130,927	2,215

Utilities 1.3%
E.ON AG	306,345	11,741
RWE AG	66,013	5,790

		17,531

		110,713

Greece 0.3%

Banks 0.2%
National Bank of Greece S.A. *	80,846	2,956

Food, Beverage & Tobacco 0.1%
Coca Cola Hellenic Bottling Co., S.A.	27,624	720

		3,676

Hong Kong 2.0%

Banks 0.2%
BOC Hong Kong (Holdings) Ltd.	582,000	1,340
Hang Seng Bank Ltd.	116,736	1,649

		2,989

Capital Goods 0.2%
Hutchison Whampoa Ltd.	337,370	2,368

Diversified Financials 0.2%
Hong Kong Exchanges & Clearing Ltd.	174,018	3,063

Real Estate 0.9%
Cheung Kong (Holdings) Ltd.	232,628	2,952
Hang Lung Properties Ltd.	313,000	1,183
Henderson Land Development Co., Ltd.	159,000	1,124
Sun Hung Kai Properties Ltd.	242,604	3,676
Swire Pacific Ltd., Class A	122,890	1,498
The Wharf (Holdings) Ltd.	221,000	1,194

		11,627

Retailing 0.1%
Li & Fung Ltd.	404,000	1,680

Transportation 0.1%
MTR Corp., Ltd.	213,500	756

Utilities 0.3%
CLP Holdings Ltd.	308,580	2,068
Hong Kong & China Gas Co., Ltd.	645,200	1,552
Hongkong Electric Holdings Ltd.	211,000	1,129

		4,749

		27,232

Ireland 0.3%

Materials 0.2%
CRH plc	111,373	2,731

Media 0.1%
WPP plc	204,396	1,832

		4,563

Italy 3.8%

Automobiles & Components 0.1%
Fiat S.p.A. *	117,783	1,754

Banks 1.3%
Banca Monte dei Paschi di Siena S.p.A.	595,701	1,132
Intesa Sanpaolo *	1,558,132	6,557
UniCredit S.p.A. *	2,694,921	9,028
4   See financial notes.

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Unione di Banche Italiane S.c.p.A.	102,112	1,459

		18,176

Capital Goods 0.1%
Finmeccanica S.p.A.	62,819	1,054

Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	23,984	584

Diversified Financials 0.1%
Mediobanca S.p.A.	75,844	968

Energy 1.0%
Eni S.p.A.	448,923	11,118
Saipem S.p.A.	40,507	1,195
Tenaris S.A. *	74,437	1,325

		13,638

Insurance 0.4%
Assicurazioni Generali S.p.A.	212,187	5,343

Telecommunication Services 0.2%
Telecom Italia S.p.A.	1,629,658	2,589

Transportation 0.1%
Atlantia S.p.A.	44,674	1,056

Utilities 0.5%
Enel S.p.A.	1,025,196	6,100
Snam Rete Gas S.p.A	287,008	1,392

		7,492

		52,654

Japan 14.6%

Automobiles & Components 2.4%
Bridgestone Corp.	95,657	1,577
Denso Corp.	74,500	2,036
Honda Motor Co., Ltd.	253,539	7,831
Nissan Motor Co., Ltd.	337,196	2,440
Suzuki Motor Corp.	57,800	1,399
Toyota Motor Corp.	427,803	16,888

		32,171

Banks 1.5%
Mitsubishi UFJ Financial Group, Inc.	1,781,509	9,489
Mizuho Financial Group, Inc.	2,340,734	4,617
Resona Holdings, Inc.	88,700	1,056
Sumitomo Mitsui Financial Group, Inc.	156,246	5,311

		20,473

Capital Goods 1.8%
Daikin Industries Ltd.	41,300	1,400
Fanuc Ltd.	29,300	2,434
Itochu Corp.	216,000	1,365
Komatsu Ltd.	140,609	2,741
Kubota Corp.	156,000	1,212
Mitsubishi Corp.	224,000	4,749
Mitsubishi Electric Corp.	303,000	2,305
Mitsubishi Heavy Industries Ltd.	547,000	1,934
Mitsui & Co., Ltd.	265,000	3,480
Sumitomo Corp.	183,000	1,777
Sumitomo Electric Industries Ltd.	116,900	1,419

		24,816

Commercial & Professional Supplies 0.2%
Dai Nippon Printing Co., Ltd.	94,000	1,178
Secom Co., Ltd.	33,500	1,563

		2,741

Consumer Durables & Apparel 0.8%
Panasonic Corp.	304,912	4,304
Sharp Corp.	130,785	1,396
Sony Corp.	160,500	4,739

		10,439

Diversified Financials 0.2%
Nomura Holdings, Inc.	432,500	3,048

Energy 0.1%
Inpex Corp.	136	1,111

Food & Staples Retailing 0.2%
Seven & i Holdings Co., Ltd.	122,203	2,675

Food, Beverage & Tobacco 0.3%
Japan Tobacco, Inc.	732	2,054
Kirin Holdings Co., Ltd.	136,000	2,220

		4,274

Health Care Equipment & Services 0.1%
Terumo Corp.	25,000	1,316

Household & Personal Products 0.1%
Kao Corp.	78,619	1,751

Insurance 0.3%
Mitsui Sumitomo Insurance Group Holdings, Inc.	66,562	1,549
Tokio Marine Holdings, Inc.	121,999	3,120

		4,669

Materials 0.7%
JFE Holdings, Inc.	75,700	2,466
Nippon Steel Corp.	870,000	3,319
Shin-Etsu Chemical Co., Ltd.	57,560	3,052
Sumitomo Metal Industries Ltd.	542,000	1,385

		10,222
See financial notes.   5

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Astellas Pharma, Inc.	71,370	2,628
Chugai Pharmaceutical Co., Ltd.	32,900	644
Daiichi Sankyo Co., Ltd.	100,500	1,963
Eisai Co., Ltd.	40,000	1,421
Takeda Pharmaceutical Co., Ltd.	110,900	4,435

		11,091

Real Estate 0.4%
Mitsubishi Estate Co., Ltd.	187,502	2,832
Mitsui Fudosan Co., Ltd.	131,777	2,132

		4,964

Retailing 0.1%
Fast Retailing Co., Ltd.	9,000	1,481

Semiconductors & Semiconductor Equipment 0.1%
Tokyo Electron Ltd.	26,500	1,491

Software & Services 0.4%
Nintendo Co., Ltd.	17,239	4,324
Yahoo! Japan Corp.	2,178	667

		4,991

Technology Hardware & Equipment 1.8%
Canon, Inc.	178,995	6,749
FUJIFILM Holdings Corp.	72,811	2,070
Fujitsu Ltd.	302,000	1,778
Hitachi Ltd.	501,079	1,618
Hoya Corp.	66,507	1,464
Keyence Corp.	6,200	1,231
Kyocera Corp.	26,600	2,231
Murata Manufacturing Co., Ltd.	31,574	1,541
Nidec Corp.	16,800	1,418
Ricoh Co., Ltd.	94,000	1,277
Toshiba Corp.	602,178	3,442

		24,819

Telecommunication Services 0.9%
KDDI Corp.	480	2,548
Nippon Telegraph & Telephone Corp.	84,378	3,482
NTT DoCoMo, Inc.	2,404	3,486
SOFTBANK Corp.	137,600	3,242

		12,758

Transportation 0.4%
Central Japan Railway Co.	268	1,785
East Japan Railway Co.	54,760	3,507

		5,292

Utilities 1.0%
Chubu Electric Power Co., Inc.	102,100	2,279
Kyushu Electric Power Co., Inc.	64,493	1,317
The Kansai Electric Power Co., Inc.	116,000	2,506
The Tokyo Electric Power Co., Inc.	181,890	4,471
Tohoku Electric Power Co., Inc.	72,800	1,495
Tokyo Gas Co., Ltd.	363,201	1,439

		13,507

		200,100

Netherlands 2.6%

Capital Goods 0.4%
European Aeronautic Defence & Space Co.	61,252	1,147
Koninklijke (Royal) Philips Electronics N.V.	156,362	3,928

		5,075

Diversified Financials 0.3%
ING Groep N.V. CVA *	333,590	4,341

Food & Staples Retailing 0.2%
Koninklijke Ahold N.V.	192,276	2,422

Food, Beverage & Tobacco 0.8%
Heineken Holding N.V.	17,017	662
Heineken N.V.	39,103	1,728
Unilever N.V.	274,655	8,463

		10,853

Insurance 0.1%
Aegon N.V. *	251,125	1,785

Materials 0.2%
Akzo Nobel N.V.	38,912	2,297

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	69,218	1,867

Telecommunication Services 0.4%
Koninklijke (Royal) KPN N.V.	269,026	4,880

Transportation 0.1%
TNT N.V.	56,065	1,487

		35,007

Norway 0.5%

Banks 0.1%
DnB NOR A.S.A. *	117,275	1,343

Energy 0.3%
StatoiHydro A.S.A.	191,911	4,522

Telecommunication Services 0.1%
Telenor A.S.A. *	117,795	1,519

		7,384
6   See financial notes.

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Portugal 0.2%

Energy 0.1%
Galp Energia, SGPS, S.A., B Shares	44,444	749

Utilities 0.1%
EDP — Energias de Portugal S.A.	377,876	1,671

		2,420

Singapore 0.9%

Banks 0.5%
DBS Group Holdings Ltd.	264,246	2,420
Oversea-Chinese Banking Corp., Ltd.	437,552	2,358
United Overseas Bank Ltd.	201,233	2,412

		7,190

Food, Beverage & Tobacco 0.1%
Wilmar International Ltd.	277,000	1,221

Real Estate 0.1%
Capitaland Ltd.	503,000	1,459

Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	1,139,237	2,362

Transportation 0.1%
Singapore Airlines Ltd.	87,000	834

		13,066

Spain 5.0%

Banks 2.4%
Banco Bilbao Vizcaya Argentaria S.A.	614,226	10,979
Banco Popular Espanol S.A.	162,673	1,449
Banco Santander S.A.	1,304,375	20,991

		33,419

Capital Goods 0.1%
ACS, Actividades de Construccion y Servicios S.A.	33,875	1,627

Diversified Financials 0.0%
Criteria Caixacorp S.A.	111,160	542

Energy 0.3%
Compania Espanola de Petroleos S.A.	5,528	195
Repsol YPF S.A.	129,353	3,443

		3,638

Insurance 0.0%
Mapfre S.A.	101,190	434

Retailing 0.2%
Industria de Diseno Textil S.A.	34,317	2,014

Telecommunication Services 1.4%
Telefonica S.A.	662,958	18,514

Transportation 0.1%
Abertis Infraestructuras S.A.	46,952	998

Utilities 0.5%
Gas Natural SDG S.A.	42,673	857
Iberdrola Renovables S.A.	135,889	604
Iberdrola S.A.	637,161	5,772

		7,233

		68,419

Sweden 1.9%

Banks 0.6%
Nordea Bank AB	519,900	5,580
Skandinaviska Enskilda Banken AB, A Shares *	271,211	1,643
Svenska Handelsbanken AB, A Shares	69,876	1,806

		9,029

Capital Goods 0.4%
Atlas Copco AB, A Shares	107,348	1,439
Sandvik AB	171,265	1,892
Volvo AB, B Shares	188,427	1,785

		5,116

Retailing 0.3%
Hennes & Mauritz AB, B Shares	68,432	3,887

Technology Hardware & Equipment 0.4%
Telefonaktiebolaget LM Ericsson, B Shares	478,085	4,995

Telecommunication Services 0.2%
TeliaSonera AB	356,757	2,364

		25,391

Switzerland 8.3%

Capital Goods 0.5%
ABB Ltd. — Reg’d *	372,453	6,928

Commercial & Professional Supplies 0.1%
Adecco S.A. — Reg’d	23,517	1,051
SGS S.A. — Reg’d	754	1,007

		2,058
See financial notes.   7

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Consumer Durables & Apparel 0.1%
Compagnie Financiere Richemont S.A., Series A	51,737	1,448

Diversified Financials 1.4%
Credit Suisse Group AG — Reg’d	167,302	8,944
Julius Baer Holding AG — Reg’d	31,583	385
UBS AG — Reg’d *	572,316	9,543

		18,872

Food, Beverage & Tobacco 2.0%
Nestle S.A. — Reg’d	587,104	27,301

Insurance 0.5%
Swiss Re — Reg’d	56,807	2,313
Zurich Financial Services AG — Reg’d	22,875	5,238

		7,551

Materials 0.5%
Holcim Ltd. — Reg’d *	42,300	2,692
Syngenta AG — Reg’d	15,671	3,711

		6,403

Pharmaceuticals, Biotechnology & Life Sciences 3.0%
Novartis AG — Reg’d	423,440	22,050
Roche Holding AG	112,533	18,024
Roche Holding AG — Bearer Shares	4,288	712

		40,786

Telecommunication Services 0.1%
Swisscom AG — Reg’d	3,760	1,357

Transportation 0.1%
Kuehne & Nagel International AG — Reg’d	8,541	774

Utilities 0.0%
Alpig Holding AG — Reg’d	783	358

		113,836

United Kingdom 20.5%

Banks 3.8%
Barclays plc *	1,773,937	9,297
HSBC Holdings plc	2,788,563	30,814
Lloyds Banking Group plc *	2,370,604	3,343
Royal Bank of Scotland Group plc *	2,730,432	1,863
Standard Chartered plc	261,509	6,415

		51,732

Capital Goods 0.4%
BAE Systems plc	579,039	2,977
Rolls-Royce Group plc *	296,911	2,190
Rolls-Royce Group plc, C Shares (a)*	17,814,660	29

		5,196

Consumer Services 0.1%
Compass Group plc	297,652	1,888

Energy 5.1%
BG Group plc	535,251	9,213
BP plc	2,999,726	28,108
Royal Dutch Shell plc, A Share	588,320	17,443
Royal Dutch Shell plc, B Share	438,079	12,611
Tullow Oil plc	129,089	2,501

		69,876

Food & Staples Retailing 0.7%
Tesco plc	1,280,582	8,538
William Morrison Supermarkets plc	342,461	1,570

		10,108

Food, Beverage & Tobacco 2.6%
Associated British Foods plc	56,501	765
British American Tobacco plc	326,828	10,415
Cadbury plc	219,834	2,779
Diageo plc	396,591	6,460
Imperial Tobacco Group plc	164,040	4,834
SABMiller plc	147,342	3,862
Unilever plc	208,124	6,218

		35,333

Household & Personal Products 0.4%
Reckitt Benckiser Group plc	96,555	4,796

Insurance 0.5%
Aviva plc	423,498	2,648
Prudential plc	393,951	3,579

		6,227

Materials 2.3%
Anglo American plc *	212,855	7,702
Antofagasta plc	62,400	786
BHP Billiton plc	351,633	9,474
Rio Tinto plc	214,680	9,491
Xstrata plc *	309,910	4,464

		31,917

Media 0.2%
British Sky Broadcasting Group plc	171,592	1,496
Pearson plc	130,334	1,772

		3,268
8   See financial notes.

Schwab International Index Fund
Portfolio Holdings continued

	Number of	Value
Security	Shares	($ x 1,000)
Pharmaceuticals, Biotechnology & Life Sciences 2.1%
AstraZeneca plc	231,628	10,398
GlaxoSmithKline plc	832,673	17,080
Shire plc	89,610	1,585

		29,063

Telecommunication Services 1.6%
BT Group plc	1,259,132	2,698
Vodafone Group plc	8,404,590	18,523

		21,221

Utilities 0.7%
Centrica plc	823,040	3,343
National Grid plc	392,585	3,889
Scottish & Southern Energy plc	146,282	2,582

		9,814

		280,439

United States 0.1%

Health Care Equipment & Services 0.1%
Synthes, Inc.	9,008	1,069

Total Common Stock (Cost $1,034,182)		1,351,379

Preferred Stock 0.2% of net assets

Germany 0.2%

Automobiles & Components 0.2%
Porsche Automobil Holding SE	13,600	1,040
Volkswagen AG	16,600	1,654

Total Preferred Stock (Cost $3,232)		2,694

Rights 0.0% of net assets

Belgium 0.0%

Diversified Financials 0.0%
Fortis (a)(b)*	358,772	—

Total Rights (Cost $—)		—

Warrants 0.0% of net assets

Italy 0.0%
Unione di Banche Italiane SCPA *	102,112	10

Total Warrants (Cost $14)		10

Other Investment Company 0.4% of net assets

United States 0.4%
iShares MSCI EAFE Index Fund	100,000	5,330

Total Other Investment Company (Cost $5,577)		5,330

	Face Amount	Value
Security Rate, Maturity Date	($ x 1,000)	($ x 1,000)
Short-Term Investment 0.5% of net assets

Commercial Paper & Other Obligation 0.5%
Wells Fargo, San Francisco Time Deposit 0.03%, 11/02/09	6,191	6,191

Total Short-Term Investment (Cost $6,191)		6,191

End of Investments.
(All dollar amounts are x 1,000)
At 10/31/09, the tax basis cost of the fund’s investments was $1,068,632 and the unrealized appreciation and depreciation were $423,934 and ($126,962), respectively, with a net unrealized appreciation of $296,972.
At 10/31/09, the values of certain foreign securities held by the fund aggregating $1,237,523 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.

(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.

CVA	– Dutch Certificate

Reg’d	– Registered
See financial notes.   9

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund, and Schwab Fundamental Emerging Markets Index Fund (the “Funds”) as of October 31, 2009, and for the year then ended and have issued our unqualified report thereon dated December 16, 2009 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included audits of the Funds’ portfolio holdings (the “Portfolios”) as of October 31, 2009 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Portfolios based on our audits.
In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.
PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2009

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Capital Trust
By: /s/ Randall W. Merk
      Randall W. Merk
      Chief Executive Officer
Date: 12/17/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Randall W. Merk
      Randall W. Merk
      Chief Executive Officer
Date: 12/17/2009
By: /s/ George Pereira
      George Pereira
      Principal Financial Officer
Date: 12/17/2009